                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                                                               File No. 33-63238
                                                               File No. 811-7742


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

     Pre-Effective Amendment No.                                       [ ]

     Post-Effective Amendment No.   18                                 [X]

                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]

     Amendment No.   19



                           VOYAGEUR MUTUAL FUNDS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              1818 Market Street, Philadelphia, Pennsylvania    19103
              ----------------------------------------------------------
               (Address of Principal Executive Offices)       (Zip Code)

Registrant's Telephone Number, including Area Code:              (215) 255-2923
                                                                 --------------

     George M. Chamberlain, Jr., 1818 Market Street, Philadelphia, PA 19103
     ----------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                            August 28, 1997
                                                                ---------------

It is proposed that this filing will become effective:

          _____     immediately upon filing pursuant to paragraph (b)

          __X__     on August 28, 1997 pursuant to paragraph (b)

          _____     60 days after filing pursuant to paragraph (a)(1)

          _____     on (date) pursuant to paragraph (a)(1)

          _____     75 days after filing pursuant to paragraph (a)(2)

          _____     on (date) pursuant to paragraph (a)(2) of Rule 485

          Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f)
        of the Investment Company Act of 1940. Registrant's 24f-2 Notice
         for its most recent fiscal year was filed on February 26, 1997.

                             --- C O N T E N T S ---



This Post-Effective Amendment No. 18 to Registration File No. 33-63238 includes the following:


  1.     Facing Page

  2.     Contents Page

  3.     Cross-Reference Sheet

  4.     Part A - Prospectuses

  5.     Part B - Statement of Additional Information

  6.     Part C - Other Information

  7.     Signatures

                              CROSS-REFERENCE SHEET

                                     PART A



Item No.        Description                                                             Location in Prospectus
--------        -----------                                                             ----------------------
1               Cover Page.................................................                   Cover Page

2               Synopsis...................................................               Synopsis; Summary
                                                                                              of Expenses

3               Condensed Financial Information............................                    Financial
                                                                                              Highlights

4               General Description of Registrant..........................            Investment Objective and
                                                                                      Policies; Classes of Shares

5               Management of the Fund.....................................             Management of the Fund

6               Capital Stock and Other Securities.........................                  The Delaware
                                                                                       Difference; Dividends and
                                                                                     Distributions; Taxes; Classes
                                                                                               of Shares

7               Purchase of Securities Being Offered.......................             Cover Page; How to Buy
                                                                                        Shares; Calaculation of
                                                                                     Offering Price and Net Asset
                                                                                      Value Per Share; Management
                                                                                              of the Fund

8               Redemption or Repurchase...................................               How to Buy Shares;
                                                                                        Redemption and Exchange

9               Legal Proceedings..........................................                      None


                              CROSS-REFERENCE SHEET

                                     PART B


                                                                                           Location in Statement of
Item No.        Description                                                                Additional Information
--------        -----------                                                                ----------------------



10            Cover Page.....................................................                   Cover Page

11            Table of Contents..............................................                Table of Contents

12            General Information and History................................                 Not Applicable

13            Investment Objectives and Policy...............................             Investment Restrictions
                                                                                               and Policies

14            Management of the Registrant...................................             Officers and Directors

15            Control Persons and Principal Holders of Securities............             Officers and Directors

16            Investment Advisory and Other Services.........................             Officers and Directors;
                                                                                           Investment Management
                                                                                      Agreement; General Information;
                                                                                           Financial Statements

17            Brokerage Allocation...........................................         Trading Practices and Brokerage

18            Capital Stock and Other Securities.............................               Capitalization and
                                                                                           Noncumulative Voting
                                                                                        (under General Information)

19            Purchase, Redemption and Pricing of Securities
              Being Offered..................................................               Purchasing Shares;
                                                                                        Determining Offering Price
                                                                                      and Net Asset Value Per Share;
                                                                                        Redemption and Repurchase;
                                                                                            Exchange Privilege

20            Tax Status.....................................................             Distributions and Taxes

21            Underwriters...................................................                Purchasing Shares

22            Calculation of Performance Data................................             Performance Information

23            Financial Statements...........................................              Financial Statements


                              CROSS-REFERENCE SHEET

                                     PART C

Item No.          Description                                                                    Location in Part C
--------          -----------                                                                    ------------------


24                Financial Statements and Exhibits.....................................               Item 24

25                Persons Controlled by or under Common Control
                  with Registrant.......................................................               Item 25

26                Number of Holders of Securities.......................................               Item 26

27                Indemnification.......................................................               Item 27

28                Business and Other Connections of Investment
                  Adviser...............................................................               Item 28

29                Principal Underwriters................................................               Item 29

30                Location of Accounts and Records......................................               Item 30

31                Management Services...................................................               Item 31

32                Undertakings..........................................................               Item 32



                                Explanatory Note

         This Registration Statement contains three Prospectuses (Part A) and three Statements of Additional Information (Part B) for seven Registrants (each of which offers its shares in one or more series): two series of Voyageur Tax Free Funds, Inc., five series of Voyageur Intermediate Tax Free Funds, Inc., four series of Voyageur Insured Funds, Inc., nine series of Voyageur Investment Trust, one series of Voyageur Investment Trust II, nine series of Voyageur Mutual Funds, Inc. and one series of Voyageur Mutual Funds II, Inc. This Registration Statement contains only one Part C, that of the Registrant.

         A separate Registration Statement, each of which incorporates by reference the combined Part A and Part B and includes its own Part C, is being filed for each Registrant; however this Registration Statement contains only those exhibits which relate to Voyageur Mutual Funds, Inc.

         The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, contact your financial adviser or call Delaware Group at 800-523-4640.

INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA 19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
Norwest Bank Minnesota, N.A.
Sixth Street & Marquette Avenue
Minneapolis, MN 55479

-------------------------------------------------------------------------------
DELAWARE-VOYAGEUR TAX-FREE
MUTUAL FUNDS
-------------------------------------------------------------------------------

A CLASS
B CLASS
C CLASS

------------------------------------------------------------------------------








PROSPECTUS


----------------------------------
August 28, 1997



















                                                                DELAWARE
                                                                GROUP
                                                                --------

                            (not part of Prospectus)

CLASS A SHARES                                                       PROSPECTUS
CLASS B SHARES                                                  AUGUST 28, 1997
CLASS C SHARES

         ---------------------------------------------------------------


                   1818 Market Street, Philadelphia, PA 19103

             For Prospectus and Performance: Nationwide 800-523-4640

              Information on Existing Accounts: (SHAREHOLDERS ONLY)
                             Nationwide 800-523-1918

                     Dealer Services: (BROKER/DEALERS ONLY)
                             Nationwide 800-362-7500

                   Representatives of Financial Institutions:
                             Nationwide 800-659-2265


         This Prospectus describes shares of each fund listed on this page (individually, a "Fund" and collectively, the "Funds"), which is a series of an open-end management investment company, commonly referred to as a mutual fund. Three styles of funds are contained in this combined Prospectus: tax-free intermediate funds (the "Tax-Free Intermediate Funds"), longer term tax-free funds (the "Tax-Free Funds") and longer term insured municipal funds (the "Insured Funds"). The investment objective of each Tax-Free Intermediate Fund is to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and the personal income tax, if any, of the Fund's particular state, by maintaining a weighted average portfolio maturity of 10 years or less. The investment objective of each Tax-Free Fund and Insured Fund is to seek as high a level of current income exempt from federal income tax and from the personal income tax, if any, of the Fund's particular state, as is consistent with preservation of capital. The weighted average maturity of the investment portfolio of each Tax-Free Fund and Insured Fund is expected to be approximately 15 to 25 years. There is no assurance that any Fund will achieve its investment objective.

Delaware-Voyageur Tax-Free Arizona Intermediate Fund      Delaware-Voyageur Tax-Free Minnesota Intermediate Fund(1)
Delaware-Voyageur Tax-Free Arizona Insured Fund(1)        Delaware-Voyageur Minnesota Insured Fund(1)
Delaware-Voyageur Tax-Free Arizona Fund                   Delaware-Voyageur Tax-Free Minnesota Fund(1)
Delaware-Voyageur Tax-Free California Intermediate Fund   Delaware-Voyageur Tax-Free Missouri Insured Fund
Delaware-Voyageur Tax-Free California Insured Fund(1)     Delaware-Voyageur Tax-Free New Mexico Fund
Delaware-Voyageur Tax-Free California Fund                Delaware-Voyageur Tax-Free New York Fund
Delaware-Voyageur Tax-Free Colorado Intermediate Fund     Delaware-Voyageur Tax-Free North Dakota Fund
Delaware-Voyageur Tax-Free Colorado Insured Fund          Delaware-Voyageur Tax-Free Oregon Insured Fund
Delaware-Voyageur Tax-Free Colorado Fund(1)               Delaware-Voyageur Tax-Free Utah Fund
Delaware-Voyageur Tax-Free Florida Intermediate Fund      Delaware-Voyageur Tax-Free Washington Insured Fund
Delaware-Voyageur Tax-Free Florida Insured Fund(1)        Delaware-Voyageur Tax-Free Wisconsin Fund
Delaware-Voyageur Tax-Free Florida Fund
Delaware-Voyageur Tax-Free Idaho Fund
Delaware-Voyageur Tax-Free Iowa Fund
Delaware-Voyageur Tax-Free Kansas Fund

--------------------------
(1)    Diversified Series

       Each Fund offers three retail classes of shares: "Class A Shares," "Class B Shares" and "Class C Shares" (individually, a "Class" and collectively, the "Classes"). These alternatives permit an investor to choose the method of purchasing shares that is most suitable for his or her needs.

       This Prospectus relates only to the Classes and sets forth information that you should read and consider before you invest. Please retain it for future reference. The Funds' Statement of Additional Information ("Part B" of their respective registration statement), dated August 28, 1997, as it may be amended from time to time, contains additional information about the Funds and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above numbers. Each Fund's financial statements appear in its Annual Report for the fiscal year ended December 31, 1996, which will accompany any response to requests for Part B.

TABLE OF CONTENTS

Cover Page                                How to Buy Shares
Synopsis                                  Redemption and Exchange
Summary of Expenses                       Dividends and Distributions
Financial Highlights                      Taxes
Investment Objectives and Policies        Calculation of Offering Price and
       Suitability                                Net Asset Value Per Share
       Investment Strategy                Management of the Funds
       Special Risk Considerations        Other Investment Policies and
The Delaware Difference                           Risk Considerations
       Plans and Services                 Appendix A--Investment Illustrations
Classes of Shares                         Appendix B--Classes Offered
                                          Appendix C--Ratings


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUNDS ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE FUNDS ARE NOT BANK OR CREDIT UNION DEPOSITS.

SYNOPSIS

Investment Objectives

       Tax-Free Intermediate Funds -- The investment objective of each Tax-Free Intermediate Fund is to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and the personal income tax, if any, of the Fund's particular state, by maintaining a weighted average portfolio maturity of 10 years or less.

       Tax-Free Funds and Insured Funds -- The investment objective of each Tax-Free Fund and Insured Fund is to seek as high a level of current income exempt from federal income tax and from the personal income tax, if any, of the Fund's particular state, as is consistent with preservation of capital. The weighted average maturity of the investment portfolio of each Tax-Free Fund and Insured Fund is expected to be approximately 15 to 25 years.

       For further details, see Investment Objectives and Strategies and Other Investment Policies and Risk Considerations.

Risk Factors and Special Considerations

       Prospective investors should consider the following factors:

       1. While each Fund intends to seek to qualify as a "diversified" investment company under provisions of Subchapter M of the Internal Revenue Code (the "Code"), certain of the Funds will not be diversified as defined by the Investment Company Act of 1940 (the "1940 Act"). Thus, while at least 50% of a Fund's total assets will be represented by cash, cash items, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's total assets, it will not satisfy this test with respect to 75% of the Fund's assets, as required by the 1940 Act's definition of "diversified." A nondiversified portfolio is believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.

       2. Each Fund (except for the Insured Funds) may invest up to 20% of its assets in high-yield securities (junk bonds) and, consequently, greater risks may be involved with an investment in such Funds. See Special Risk Considerations.

       3. Each Fund has the right to engage in options transactions, and certain funds have the right to engage in futures transactions, for hedging purposes, to counter-balance portfolio volatility and, in connection with futures transactions, will maintain certain collateral in special accounts established for the benefit of futures commission merchants. While the Funds do not engage in options and futures for speculative purposes, there are risks that result from the use of these instruments by the Funds, and an investor should carefully review the descriptions of such in this Prospectus. Certain options and futures may be considered to be derivative securities. See Options and Futures under Other Investment Policies and Risk Considerations.

       4. The Funds may invest in inverse floaters which may be considered to be derivative securities. The interest rates attributable to inverse floaters may move in the opposite direction to short-term interest rates at an accelerated speed causing rapid fluctuations in the value of such securities. See Tax Exempt Obligations under Investment Strategy.

Investment Manager, Distributor and Service Agent
       Delaware Management Company, Inc. (the "Manager") is the investment manager for each Fund. The Manager also provides investment management services to certain of the other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the each Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing, accounting services and transfer agent for each Fund and for all of the other mutual funds in the Delaware Group. For further information regarding the Manager and the fees payable under each Fund's Investment Management Agreement, see Summary of Expenses and Management of the Funds.

Sales Charges
       The price of each of the Class A Shares of Tax-Free Funds and Insured Funds includes a maximum front-end sales charge of 3.75% of the offering price. The price of each of the Class A Shares of Tax-Free Intermediate Funds includes a maximum front-end sales charge of 2.75% of the offering price. The front-end sales charge is reduced on certain transactions of at least $100,000 but under $1,000,000. For purchases of $1,000,000 or more, the front-end sales charge is eliminated. Class A Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

       The price of Class B Shares of each Fund is equal to the net asset value per share. Class B Shares of Tax-Free Funds and Insured Funds are subject to a contingent deferred sales charge ("CDSC") of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares of Tax-Free Funds and Insured Funds are subject to annual 12b-1 Plan expenses for approximately eight years after purchase. Class B Shares of Tax-Free Intermediate Funds are subject to a CDSC of: (i) 2% if shares are redeemed within two years of purchase; and (ii) 1% if shares are redeemed during the third year following purchase. Class B Shares of Tax-Free Intermediate Funds are subject to annual 12b-1 Plan expenses for approximately five years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares.

       The price of the Class C Shares is equal to the net asset value per share. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

       See Classes of Shares and Distribution (12b-1) and Service under Management of the Funds.

Purchase Amounts
       Generally, the minimum initial investment in any Class is $1,000. Subsequent investments generally must be at least $100.

       Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations for Class B Shares and Class C Shares by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B and Class C Shares and generally are not subject to a CDSC. See How to Buy Shares.

Redemption and Exchange
       Class A Shares of each Fund may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. Neither the Funds nor the Distributor assesses a charge for redemptions or exchanges of Class A Shares, except for certain redemptions of shares purchased at net asset value, which may be subject to a CDSC if a dealer's commission was paid in connection with such purchases. See Front-End Sales Charge Alternative - Class A Shares under Classes of Shares.

       Class B Shares and Class C Shares may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request subject, in the case of redemptions, to any applicable CDSC. Neither the Funds nor the Distributor assesses any charges other than the CDSC for redemptions or exchanges of Class B or Class C Shares. There are certain limitations on an investor's ability to exchange shares between the various classes of shares that are offered. See Redemption and Exchange.

Open-End Investment Company
       The shares of the Funds constitute separate series of parent entities, which are open-end investment companies, as described under Shares. Certain of the parent entities are organized as Minnesota corporations. Other parent entities are organized as business trusts under the laws of the Commonwealth of Massachusetts. The Funds which are diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") are designated as such by a footnote on the cover page of this Prospectus. All other Funds are non-diversified. See Shares under Management of the Funds.

       Shares of the Funds covered by this prospectus are not registered in all states. Shares that are not registered in one or more states are not being offered and sold in such states.

SUMMARY OF EXPENSES


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Example of Expenses:
                                                                                                      An investor  in a Delaware-
                       Shareholder Transaction      Annual Fund Operating Expenses                     Voyageur Fund would pay
                              Expenses          (as a Percentage of Average Net Assets)Total Fund     the following dollar amount
                      ------------------------           After Fee Waivers and          Operating      of expenses on a $1,000
                                                      Reimbursement Arrangements        Expenses      investment assuming (a) 5%
                        Maximum                ---------------------------------------- Without    annual return and (b) redemption
                       Front-End     Maximum                                   Total    Voluntary   at the end of each period.(9)
                      Sales Load      CDSC                                     Fund    Waiver and   -------------------------------
Delaware-Voyageur     Imposed on   Imposed on    Management 12b-1    Other   Operating Reimburse-
      Funds(4)         Purchases   Redemptions     Fee(5)     Fee  Expenses  Expenses+   ment(6)   1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------------------------------------------------------------------------------------
                                                       STATE LONG TERM FUNDS
Tax-Free Arizona
     Class A             3.75%       1.00%(2)        0.00%   0.25%   0.22%     0.47%     1.08%     $42     $52     $63     $94
     Class B             N/A(1)      4.00            0.00    1.00    0.22      1.22      1.78       52(3)   69(3)   87(3)  127(7)
     Class C             N/A(1)      1.00            0.00    1.00    0.22      1.22      1.78       22(3)   39      67     148
Tax-Free California
     Class A             3.75        1.00(2)         0.00    0.20    0.00      0.20      1.29       39      44      48      62
     Class B             N/A(1)      4.00            0.00    0.95    0.00      0.95      2.04       50(3)   60(3)   73(3)   95(7)
     Class C             N/A(1)      1.00            0.00    0.95    0.00      0.95      2.04       20(3)   30      53      117
Tax-Free Colorado
     Class A             3.75        1.00(2)         0.32    0.25    0.24      0.81      0.99       45      62      81     134
     Class B             N/A(1)      4.00            0.32    1.00    0.24      1.56      1.74       56(3)   79(3)  105(3)  165(7)
     Class C             N/A(1)      1.00            0.32    1.00    0.24      1.56      1.74       26(3)   49      85     186
Tax-Free Florida
     Class A             3.75        1.00(2)         0.00    0.25    0.31      0.56      1.08       43      55      68     105
     Class B             N/A(1)      4.00            0.00    1.00    0.31      1.31      1.83       53(3)   72(3)   92(3)  137(7)
     Class C             N/A(1)      1.00            0.00    1.00    0.31      1.31      1.83       23(3)   42      72     158
Tax-Free Idaho
     Class A             3.75        1.00(2)         0.38    0.25    0.24      0.87      0.99       46      64     84      141
     Class B             N/A(1)      4.00            0.38    1.00    0.24      1.62      1.74       56(3)   81(3)  108(3)  172(7)
     Class C             N/A(1)      1.00            0.38    1.00    0.24      1.62      1.74       26(3)   51      88     192
Tax-Free Iowa
     Class A             3.75        1.00(2)         0.35    0.25    0.32      0.92      1.07       47      66      87     146
     Class B             N/A(1)      4.00            0.35    1.00    0.32      1.67      1.82       57(3)   83(3)  111(3)  178(7)
     Class C             N/A(1)      1.00            0.35    1.00    0.32      1.67      1.82       27(3)   53      91     198
Tax-Free Kansas
     Class A             3.75        1.00(2)         0.29    0.25    0.29      0.83      1.04       46      63      82     136
     Class B             N/A(1)      4.00            0.29    1.00    0.29      1.58      1.79       56(3)   80(3)  106(3)  168(7)
     Class C             N/A(1)      1.00            0.29    1.00    0.29      1.58      1.79       26(3)   50      86     187
Tax-Free Minnesota
     Class A             3.75        1.00(2)         0.44    0.25    0.22      0.91      0.97       46      65      86     145
     Class B             N/A(1)      4.00            0.44    1.00    0.22      1.66      1.72       57(3)   82(3)  110(3)  177(7)
     Class C             N/A(1)      1.00            0.44    1.00    0.22      1.66      1.72       27(3)   52      90     197
Tax-Free New Mexico
     Class A             3.75        1.00(2)         0.33    0.25    0.42      1.00      1.17       47      68      91     155
     Class B             N/A(1)      4.00            0.33    1.00    0.42      1.75      1.92       58(3)   85(3)  115(3)  186(7)
     Class C             N/A(1)      1.00            0.33    1.00    0.42      1.75      1.92       28(3)   55      95     206
Tax-Free New York
     Class A             3.75        1.00(2)         0.42    0.25    0.33      1.00      1.08       47      68      91     155
     Class B             N/A(1)      4.00            0.42    1.00    0.33      1.75      1.83       58(3)   85(3)  115(3)  186(7)
     Class C             N/A(1)      1.00            0.42    1.00    0.33      1.75      1.83       28(3)   55      95     206
Tax-Free North Dakota
     Class A             3.75        1.00(2)         0.35    0.25    0.40      1.00      1.15       47      68      91     155
     Class B             N/A(1)      4.00            0.35    1.00    0.40      1.75      1.90       58(3)   85(3)  115(3)  186(7)
     Class C             N/A(1)      1.00            0.35    1.00    0.40      1.75      1.90       28(3)   55      95     206
Tax-Free Utah
     Class A             3.75        1.00(2)         0.03    0.25    0.40      0.68      1.15       44      58      74     119
     Class B             N/A(1)      4.00            0.03    1.00    0.40      1.43      1.90       54(3)   75(3)   98(3)  151(7)
     Class C             N/A(1)      1.00            0.03    1.00    0.40      1.43      1.90       25(3)   45      78     171
Tax-Free Wisconsin
     Class A             3.75        1.00(2)         0.46    0.25    0.29      1.00      1.04       47      68      91     155
     Class B             N/A(1)      4.00            0.46    1.00    0.29      1.75      1.79       58(3)   85(3)  115(3)  186(7)
     Class C             N/A(1)      1.00            0.46    1.00    0.29      1.75      1.79       28(3)   55      95     206

-----------------------------------------------------------------------------------------------------------------------------------

                                      -7-

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Example of Expenses:
                                                                                                      An investor  in a Delaware-
                       Shareholder Transaction      Annual Fund Operating Expenses                     Voyageur Fund would pay
                              Expenses          (as a Percentage of Average Net Assets)Total Fund     the following dollar amount
                      ------------------------           After Fee Waivers and          Operating      of expenses on a $1,000
                                                      Reimbursement Arrangements        Expenses      investment assuming (a) 5%
                        Maximum                ---------------------------------------- Without    annual return and (b) redemption
                       Front-End     Maximum                                   Total    Voluntary   at the end of each period.(9)
                      Sales Load      CDSC                                     Fund    Waiver and   -------------------------------
Delaware-Voyageur     Imposed on   Imposed on    Management 12b-1    Other   Operating Reimburse-
      Funds(4)         Purchases   Redemptions     Fee(5)     Fee  Expenses  Expenses+   ment(6)   1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------------------------------------------------------------------------------------
                                                        STATE INSURED FUNDS
Arizona Insured
     Class A             3.75%       1.00%(2)        0.37%   0.25%   0.22%     0.84%     0.97%      $46    $63     $82    $137
     Class B             N/A(1)      4.00            0.37    1.00    0.22      1.59      1.72       56(3)   80(3)  107(3)  169(7)
     Class C             N/A(1)      1.00            0.37    1.00    0.22      1.59      1.72       26(3)   50      87     189
California Insured
     Class A             3.75        1.00(2)         0.49    0.25    0.24      0.98      0.99       47      68      90     153
     Class B             N/A(1)      4.00            0.49    1.00    0.24      1.73      1.74       58(3)   84(3)  114(3)  184(7)
     Class C             N/A(1)      1.00            0.49    1.00    0.24      1.73      1.74       28(3)   54      94     204
Colorado Insured
     Class A             3.75        1.00(2)         0.18    0.25    0.57      1.00      1.32       47      68      91     155
     Class B             N/A(1)      4.00            0.18    1.00    0.57      1.75      2.07       68(3)   95(3)  115(3)  186(7)
     Class C             N/A(1)      1.00            0.18    1.00    0.57      1.75      2.07       28(3)   55      95     206
Florida Insured
     Class A             3.75        1.00(2)         0.26    0.25    0.36      0.87      1.11       46      64      84     141
     Class B             N/A(1)      4.00            0.26    1.00    0.36      1.62      1.86       56(3)   81(3)  108(3)  172(7)
     Class C             N/A(1)      1.00            0.26    1.00    0.36      1.62      1.86       26(3)   51      88     192
Minnesota Insured
     Class A             3.75        1.00(2)         0.46    0.25    0.21      0.92      0.96       47      66      87     146
     Class B             N/A(1)      4.00            0.46    1.00    0.21      1.67      1.71       57(3)   83(3)  111(3)  178(7)
     Class C             N/A(1)      1.00            0.46    1.00    0.21      1.67      1.71       27(3)   53      91     198
Missouri Insured
     Class A             3.75        1.00(2)         0.41    0.25    0.25      0.91      1.00       46      65      86     145
     Class B             N/A(1)      4.00            0.41    1.00    0.25      1.66      1.75       57(3)   82(3)  110(3)  177(7)
     Class C             N/A(1)      1.00            0.41    1.00    0.25      1.66      1.75       27(3)   52      90     197
Oregon Insured
     Class A             3.75        1.00(2)         0.18    0.25    0.28      0.71      1.03       44      59      76     122
     Class B             N/A(1)      4.00            0.18    1.00    0.28      1.46      1.78       55(3)   76(3)  100(3)  154(7)
     Class C             N/A(1)      1.00            0.18    1.00    0.28      1.46      1.78       25(3)   46      80     175
Washington Insured
     Class A             3.75        1.00(2)         0.00    0.25    0.25      0.50      1.25       42      53      64      98
     Class B             N/A(1)      4.00            0.00    1.00    0.25      1.25      2.00       53(3)   70(3)   89(3)  130(7)
     Class C             N/A(1)      1.00            0.00    1.00    0.25      1.25      2.00       23(3)   40      69     151

-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Example of Expenses:
                                                                                                      An investor  in a Delaware-
                       Shareholder Transaction      Annual Fund Operating Expenses                     Voyageur Fund would pay
                              Expenses          (as a Percentage of Average Net Assets)Total Fund     the following dollar amount
                      ------------------------           After Fee Waivers and          Operating      of expenses on a $1,000
                                                      Reimbursement Arrangements        Expenses      investment assuming (a) 5%
                        Maximum                ---------------------------------------- Without    annual return and (b) redemption
                       Front-End     Maximum                                   Total    Voluntary   at the end of each period.(9)
                      Sales Load      CDSC                                     Fund    Waiver and   -------------------------------
Delaware-Voyageur     Imposed on   Imposed on    Management 12b-1    Other   Operating Reimburse-
      Funds(4)         Purchases   Redemptions     Fee(5)     Fee  Expenses  Expenses+   ment(6)   1 Year  3 Years 5 Years 10 Years
-----------------------------------------------------------------------------------------------------------------------------------
                                                     STATE INTERMEDIATE FUNDS
Arizona Intermediate
     Class A             2.75%       1.00%(2)        0.17%   0.25%   0.58%     1.00%     1.23%      $37     $58    $81      $147
     Class B             N/A(1)      2.00            0.17    1.00    0.58      1.75      1.98        58(3)   85(3) 105(3)(8) 186(8)
     Class C             N/A(1)      1.00            0.17    1.00    0.58      1.75      1.98        23(3)   55     95       206
California Intermediate
     Class A             2.75        1.00(2)         0.17    0.25    0.58      1.00      1.23        37      58     81       147
     Class B             N/A(1)      2.00            0.17    1.00    0.58      1.75      1.98        58(3)   85(3) 105(3)(8) 186(8)
     Class C             N/A(1)      1.00            0.17    1.00    0.58      1.75      1.98        23(3)   55     95       206
Colorado Intermediate
     Class A             2.75        1.00(2)         0.17    0.25    0.58      1.00      1.23        37      58     81       147
     Class B             N/A(1)      2.00            0.17    1.00    0.58      1.75      1.98        58(3)   85(3  105(3)(8) 186(8)
     Class C             N/A(1)      1.00            0.17    1.00    0.58      1.75      1.98        23(3)   55     95       206
Florida Intermediate
     Class A             2.75        1.00(2)         0.00    0.25    0.48      0.73      1.39        35      50     67       116
     Class B             N/A(1)      2.00            0.00    1.00    0.48      1.48      2.14        35(3)   57(3)  81(3)(8) 157(8)
     Class C             N/A(1)      1.00            0.00    1.00    0.48      1.48      2.14        25(3)   47     81       177
Minnesota Intermediate
     Class A             2.75        1.00(2)         0.40    0.25    0.31      0.96      0.96        37      57     79       142
     Class B             N/A(1)      2.00            0.40    1.00    0.31      1.71      1.71        37(3)   64(3)  92(3)(8  182(8)
     Class C             N/A(1)      1.00            0.40    1.00    0.31      1.71      1.71        27(3)   54     93       202

-------------------------------------------------------------------------------

(1) Class B and Class C shares are sold without a front-end sales charge, but their Rule 12b-1 fees may cause long term shareholders to pay more than the economic equivalent of the maximum permitted front-end sales charges.

(2) A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more.

(3) Class B and Class C share expenses would be lower assuming no redemption at the end of the period.

(4) Delaware Distributors, L.P. (the "Underwriter") pays broker-dealers and financial institutions an annual fee equal to 0.25% of the average daily net assets attributable to the Class A shares (0.15% for Class A shares of the Tax-Free Intermediate Funds), 0.25% of the average daily net assets attributable to the Class B shares (0.15% for Class B shares of the Tax-Free Intermediate Funds), and 1.00% of the average daily net assets attributable to the Class C shares held by their customers. The fee is paid quarterly commencing when such shares are sold for Class A and Class B shares. The fee is paid quarterly commencing in the thirteenth month after such shares are sold for Class C shares.

(5) See "Management" for the fees payable under each Fund's Investment Management Agreement without waivers.

(6) The expense ratios reflect the effect of gross expenses attributable to earnings credits on uninvested cash balances received by each Fund.

(7) At the end of approximately eight years after purchase, Class B shares of the Tax-Free Funds and Insured Funds will be automatically converted into Class A shares of the relevant Fund. The example above assumes conversion of Class B shares at the end of the eighth year. However, the conversion may occur as late as three months after the eighth anniversary of purchase, during which time the higher 12b-1 Plan fees payable by Class B shares will continue to be assessed. Information for the ninth and tenth years reflects expenses of the Class A shares. See "Conversion Feature" under "How to Purchase Shares" for a description of the automatic conversion feature.

(8) At the end of approximately five years after purchase, Class B shares of Tax-Free Intermediate Funds will be automatically converted into Class A shares of the relevant Fund. The example above assumes conversion of Class B shares at the end of the fifth year. However, the conversion may occur as late as three months after the fifth anniversary of purchase, during which time the higher 12b-1 Plan fees payable by Class B shares will continue to be assessed. Information for the sixth through tenth years reflects expenses of the Class A shares. See "Conversion Feature" under "How to Purchase Shares" for a description of the automatic conversion feature.

(9) The following example assumes the voluntary waiver of the management fee and/or other payments of expenses by the Manager as discussed in this Prospectus.

+ "Other Operating Expenses" are based on estimated amounts for the current fiscal year.


        CoreStates Bank, N.A. currently charges $7.50 per redemption for redemptions payable by wire.

        Investors utilizing the Delaware Group Asset Planner asset allocation service also typically incur an annual maintenance fee of $35 per Strategy. However, the annual maintenance fee is waived until further notice. See Delaware Group Asset Planner under How to Buy Shares.

        The examples contained in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The purpose of the above Fees and Expenses table is to assist the investor in understanding the various costs and expenses that investors in the Funds will bear directly or indirectly. The information set forth in the table under the heading "Annual Fund Operating Expenses as a Percentage of Average Net Assets After Fee Waivers and Reimbursement Arrangements" reflects voluntary expense waivers and commitments to pay Fund expenses to which the Manager will adhere through December 31, 1997. See "Management - Expenses of the Funds" for a discussion of waivers that will remain in place through April 30, 1999. Absent the voluntary waivers, total fund operating expenses for such period would be equivalent to the corresponding percentages disclosed under the column "Total Fund Operating Expenses Without Voluntary Waiver and Reimbursement." The examples have been calculated based on the "Total Fund Operating Expenses" information after voluntary fee waivers and expense reimbursement arrangements.

------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

        The following financial highlights are derived from the financial statements of the Funds and have been audited by KPMG Peat Marwick LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the report of KPMG Peat Marwick LLP, all of which are incorporated by reference into Part B. Further information about the Funds' performance is contained in its Annual Report to shareholders. A copy of the Funds' Annual Reports (including the report of KPMG Peat Marwick LLP) may be obtained from the Funds upon request at no charge.
-------------------------------------------------------------------------------



                                 Income from
                                  Investment
                                  Operations                                          Less Distributions
                               _______________            Net                          _______________
                                                       Realized
                              Net                        and                       Distri-           Net
                             Asset         Net        Unrealized     Dividends     butions          Asset        Total
                             Value       Invest-         Gain        from Net       from            Value        from
Delaware-Voyageur          Beginning      ment        (Loss) on     Investment     Capital          End of     Investment
    State Funds            of Period     Income       Securities      Income        Gains           Period      Return(3)
----------------------------------------------------------------------------------------------------------------------------------
Tax-Free Arizona
   Class A - 12/31/96       $10.75         0.58         (0.01)        (0.58)        (0.04)          $10.70        5.48%
   Class A - 12/31/95(1)     10.00         0.46          0.84         (0.46)        (0.09)           10.75       13.27
   Class B - 12/31/96        10.74         0.51         (0.01)        (0.51)        (0.04)           10.69        4.84
   Class B - 12/31/95(1)     10.30         0.26          0.53         (0.26)        (0.09)           10.74        7.74
   Class C - 12/31/96        10.76         0.50         (0.01)        (0.50)        (0.04)           10.71        4.70
   Class C - 12/31/95(1)     10.20         0.30          0.65         (0.30)        (0.09)           10.76        9.43
Arizona Insured
   Class A - 12/31/96        11.15         0.53         (0.09)        (0.53)            --           11.06        4.09
   Class A - 12/31/95         9.86         0.54          1.31         (0.56)            --           11.15       19.10
   Class A - 12/31/94        11.31         0.55         (1.37)        (0.53)        (0.10)(7)         9.86       (7.41)
   Class A - 12/31/93        10.71         0.58          0.74         (0.58)        (0.14)           11.31       12.64
   Class A - 12/31/92        10.39         0.61          0.38         (0.61)        (0.06)           10.71        9.86
   Class A - 12/31/91(1)     10.00         0.50          0.47         (0.50)        (0.08)           10.39        9.98
   Class B - 12/31/96        11.14         0.45         (0.09)        (0.45)            --           11.05        3.32
   Class B - 12/31/95(1)     10.44         0.38          0.69         (0.37)            --           11.14       10.36
   Class C - 12/31/96        11.15         0.43         (0.09)        (0.43)            --           11.06        3.18
   Class C - 12/31/95         9.86         0.45          1.31         (0.47)            --           11.15       18.10
   Class C - 12/31/94(1)     10.48         0.27         (0.56)        (0.25)        (0.08)(7)         9.86       (2.84)
Tax-Free California
   Class A - 12/31/96        10.64         0.60         (0.18)        (0.60)        (0.03)           10.43        4.21
   Class A - 12/31/95(1)     10.00         0.47          0.70         (0.47)        (0.06)           10.64       11.97
   Class B - 12/31/96        10.65         0.56         (0.18)        (0.56)        (0.03)           10.44        3.77
   Class B - 12/31/95(1)      9.96         0.20          0.74         (0.19)        (0.06)           10.65        9.52
   Class C - 12/31/96(1)     10.07         0.37          0.38         (0.37)        (0.03)           10.42        7.58
California Insured
   Class A - 12/31/96        10.65         0.52         (0.15)        (0.52)            --           10.50        3.63
   Class A - 12/31/95         9.33         0.53          1.34         (0.55)            --           10.65       20.51
   Class A - 12/31/94         9.51         0.10         (0.18)        (0.09)        (0.01)            9.33       (0.84)
   Class A - 10/31/94        11.08         0.55         (1.52)        (0.54)        (0.06)            9.51       (8.97)
   Class A - 10/31/93        10.02         0.60          1.11         (0.60)        (0.05)           11.08       17.29
   Class A - 10/31/92(1)     10.00           --          0.02            --            --            10.02        0.20
   Class B - 12/31/96        10.65         0.48         (0.15)        (0.48)            --           10.50        3.22
   Class B - 12/31/95         9.33         0.50          1.33         (0.51)            --           10.65       20.01
   Class B - 12/31/94         9.51         0.08         (0.17)        (0.08)        (0.01)            9.33       (0.92)
   Class B - 10/31/94(1)     10.68         0.31         (1.16)        (0.30)        (0.02)            9.51       (7.93)
   Class C - 12/31/96        10.65         0.44         (0.19)        (0.44)            --           10.46        2.47
   Class C - 12/31/95(1)     10.19         0.25          0.53         (0.32)            --           10.65        7.77
-----------------------------------------------------------------------------------------------

                                 [BROKEN TABLE]

                                                                              Ratios/Supplemental Data
                                                                       ----------------------------------------
                                                                                            Ratio of
                                                                                            Expenses
                                                                                           to Average
                                                                                           Net Assets
                                               Ratio of         Ratio                       Assuming
                                   Net         Expenses        of Net                     No Voluntary
                                 Assets           to          Investment                    Waivers
                                 End of         Average        Income       Portfolio        and
    Delaware-Voyageur            Period           Net         to Average    Turnover      Reimburse-
        State Funds              (000s)         Assets(2)     Net Assets       Rate         ments
 -  --------------------------------------------------------------------------------------------------------
    Tax-Free Arizona
       Class A - 12/31/96       $9,755         0.46%           5.43%          70.14%        1.25%
       Class A - 12/31/95(1)     6,225          0.52(4)        5.19(4)        38.05         1.25(4)
       Class B - 12/31/96        3,491          1.11           4.77           70.14         2.00
       Class B - 12/31/95(1)     1,629          0.99(4)        4.60(4)        38.05         2.00(4)
       Class C - 12/31/96           23          1.21           4.68           70.14         2.00
       Class C - 12/31/95(1)        27          1.20(4)        4.65(4)        38.05         2.00(4)
    Arizona Insured
       Class A - 12/31/96      209,258          0.82           4.89           42.76         0.95
       Class A - 12/31/95      238,114          0.69           5.07           42.96         0.95
       Class A - 12/31/94      231,736          0.72           5.20           25.18         0.92
       Class A - 12/31/93      263,312          0.59           5.00           33.80         1.03
       Class A - 12/31/92      124,120          0.35           5.60           40.29         1.16
       Class A - 12/31/91(1)    38,322            --(5)        6.58(4)       177.66         1.24(4)
       Class B - 12/31/96        3,110          1.59           4.11           42.76         1.70
       Class B - 12/31/95(1)     2,048          1.33(4)        4.08(4)        42.96         1.60(4)
       Class C - 12/31/96          554          1.70           4.01           42.76         1.70
       Class C - 12/31/95          541          1.54           4.18           42.96         1.69
       Class C - 12/31/94(1)       326          1.50(4)        4.10(4)        25.18         1.71(4)
    Tax-Free California
       Class A - 12/31/96        1,218          0.27           5.71            7.87         1.25
       Class A - 12/31/95(1)     1,012          0.46(4)        5.57(4)        39.51         1.22(4)
       Class B - 12/31/96          660          0.50           5.34            7.87         2.00
       Class B - 12/31/95(1)       128          0.60(4)        5.33(4)        39.51         1.93(4)
       Class C - 12/31/96(1)        94          0.78           5.13(4)         7.87         2.00(4)
    California Insured
       Class A - 12/31/96       30,551          0.82           5.05           54.52         1.01
       Class A - 12/31/95       33,860          0.70           5.23          107.45         1.02
       Class A - 12/31/94       27,994          0.10(4)        6.30(4)         7.28         1.24(4)
       Class A - 10/31/94       27,282          0.20           5.37           18.34         1.25
       Class A - 10/31/93       12,509            --           5.26           24.19         1.25
       Class A - 10/31/92(1)     2,056            --             --            7.31           --
       Class B - 12/31/96        6,717          1.21           4.64           54.52         1.76
       Class B - 12/31/95        6,029          1.10           4.75          107.45         1.75
       Class B - 12/31/94        2,219          0.57(4)        5.54(4)         7.28         1.94(4)
       Class B - 10/31/94(1)     1,427          0.73(4)        4.82(4)        18.34         1.95(4)
       Class C - 12/31/96           55          1.58           4.02           54.52         1.77
       Class C - 12/31/95(1)        53          1.53(4)        4.25(4)       107.45         1.77(4)

-----------------------------------------------------------------------------------------------------------

See Notes to Financial Highlights

-------------------------------------------------------------------------------



                                 Income from
                                  Investment
                                  Operations                                          Less Distributions
                               _______________            Net                          _______________
                                                       Realized
                              Net                        and                       Distri-           Net
                             Asset         Net        Unrealized     Dividends     butions          Asset        Total
                             Value       Invest-         Gain        from Net       from            Value        from
Delaware-Voyageur          Beginning      ment        (Loss) on     Investment     Capital          End of     Investment
    State Funds            of Period     Income       Securities      Income        Gains           Period      Return(3)
----------------------------------------------------------------------------------------------------------------------------------
Tax-Free Colorado
   Class A - 12/31/96        10.90       0.56          (0.13)         (0.55)          --            10.78       4.08
   Class A - 12/31/95         9.53       0.54           1.38          (0.55)          --            10.90      20.54
   Class A - 12/31/94        11.10       0.55          (1.54)         (0.54)       (0.04)            9.53      (9.12)
   Class A - 12/31/93        10.57       0.56           0.85          (0.56)       (0.32)           11.10      13.72
   Class A - 12/31/92        10.27       0.58           0.45          (0.58)       (0.15)           10.57      10.42
   Class A - 12/31/91        10.02       0.61           0.43          (0.61)       (0.18)           10.27      10.80
   Class A - 12/31/90        10.00       0.64           0.02          (0.64)          --            10.02       6.81
   Class A - 12/31/89         9.74       0.67           0.32          (0.67)       (0.06)           10.00      10.73
   Class A - 12/31/88         9.43       0.69           0.34          (0.69)       (0.03)            9.74      10.57
   Class A - 12/31/87(1)      9.58       0.49          (0.15)         (0.49)          --             9.43       3.27
   Class B - 12/31/96        10.90       0.47          (0.13)         (0.46)          --            10.78       3.25
   Class B - 12/31/95(1)     10.25       0.35           0.65          (0.35)          --            10.90       9.96
   Class C - 12/31/96        10.90       0.46          (0.13)         (0.45)          --            10.78       3.17
   Class C - 12/31/95         9.53       0.45           1.37          (0.45)          --            10.90      19.44
   Class C - 12/31/94(1)     10.21       0.29          (0.67)         (0.27)       (0.03)            9.53      (3.75)
Tax-Free Florida
   Class A  - 12/31/96       10.73       0.59          (0.21)         (0.59)          --            10.52       3.74
   Class A - 12/31/95(1)     10.00       0.47           0.75          (0.47)       (0.02)           10.73      12.49
   Class B - 12/31/96        10.73       0.56          (0.20)         (0.56)          --            10.53       3.51
   Class B - 12/31/95(1)     10.37       0.15           0.38          (0.15)       (0.02)           10.73       5.10
   Class C - 12/31/96        10.73       0.37          (0.21)         (0.37)          --            10.52       2.97
   Class C - 12/31/95(1)     10.20       0.33           0.56          (0.34)       (0.02)           10.73       8.88
Florida Insured
   Class A - 12/31/96        10.94       0.53          (0.23)         (0.53)          --            10.71       2.90
   Class A - 12/31/95         9.52       0.54           1.44          (0.56)          --            10.94      21.22
   Class A - 12/31/94         9.64       0.10          (0.12)         (0.09)       (0.01)            9.52      (0.11)
   Class A - 10/31/94        11.15       0.55          (1.46)         (0.54)       (0.06)            9.64      (8.38)
   Class A - 10/31/93        10.11       0.58           1.12          (0.58)       (0.08)           11.15      17.27
   Class A - 10/31/92(1)     10.00       0.51           0.15          (0.51)       (0.04)           10.11       6.74
   Class B - 12/31/96        10.94       0.48          (0.23)         (0.48)          --            10.71       2.40
   Class B - 12/31/95         9.52       0.50           1.44          (0.52)          --            10.94      20.76
   Class B - 12/31/94         9.63       0.09          (0.11)         (0.08)       (0.01)            9.52      (0.03)
   Class B - 10/31/94(1)     10.82       0.31          (1.19)         (0.30)       (0.01)            9.63      (8.10)
----------------------------------------------------------------------------------------------------------------------------------

                                 [BROKEN TABLE]

                                                Ratios/Supplemental Data
                                         ----------------------------------------

                                                                                       Ratio of
                                                                                       Expenses
                                                                                      to Average
                                                                                      Net Assets
                                          Ratio of         Ratio                       Assuming
                              Net         Expenses        of Net                     No Voluntary
                            Assets           to          Investment                    Waivers
                            End of         Average        Income       Portfolio        and
Delaware-Voyageur           Period           Net         to Average    Turnover      Reimburse-
    State Funds             (000s)         Assets(2)     Net Assets       Rate         ments
--------------------------------------------------------------------------------------------------------
Tax-Free Colorado          358,328          0.78           5.27         40.35         0.91
   Class A - 12/31/96      392,815          0.76           5.18         82.83         0.93
   Class A - 12/31/95      354,138          0.66           5.35         69.32         0.72
   Class A - 12/31/94      399,218          0.75           4.97         58.61         0.75
   Class A - 12/31/93      202,165          0.80           5.59         69.72         0.80
   Class A - 12/31/92      104,863          0.82           6.15         92.42         0.82
   Class A - 12/31/91       53,987          1.00           6.38         69.64         1.00
   Class A - 12/31/90       34,625          1.00           6.37         33.06         1.00
   Class A - 12/31/89       19,767          1.00           6.77         56.31         1.00
   Class A - 12/31/88        5,546          1.00(4)        6.49(4)      92.80         1.00(4)
   Class A - 12/31/87(1)     4,172          1.58           4.45         40.35         1.65
   Class B - 12/31/96        1,643          1.39(4)        3.96(4)      82.83         1.60(4)
   Class B - 12/31/95(1)     1,522          1.66           4.40         40.35         1.66
   Class C - 12/31/96        1,042          1.66           4.20         82.83         1.66
   Class C - 12/31/95          465          1.80(4)        4.23(4)      69.32         1.81(4)
   Class C - 12/31/94(1)
Tax-Free Florida             5,761          0.33           5.66         70.17         1.25
   Class A  - 12/31/96       4,421          0.32(4)        5.26(4)      63.52         1.25(4)
   Class A - 12/31/95(1)     1,635          0.76           5.23         70.17         2.00
   Class B - 12/31/96          101          0.44(4)        4.88(4)      63.52         2.00(4)
   Class B - 12/31/95(1)        16          1.15           4.83         70.17         2.00
   Class C - 12/31/96            9          1.11(4)        4.57(4)      63.52         2.00(4)
   Class C - 12/31/95(1)
Florida Insured            192,171          0.73           5.02         57.18         0.96
   Class A - 12/31/96      242,425          0.51           5.24        101.48         0.95
   Class A - 12/31/95      240,228          0.20(4)        6.24(4)       2.51         1.06(4)
   Class A - 12/31/94      259,702          0.44           5.24         49.12         0.96
   Class A - 10/31/94      289,682          0.18           5.18         53.51         1.12
   Class A - 10/31/93       50,666            --           5.38(4)     208.24         1.25(4)
   Class A - 10/31/92(1)     3,222          1.24           4.51          57.18        1.72
   Class B - 12/31/96        2,814          0.89           4.80         101.48        1.68
   Class B - 12/31/95        1,477          0.59(4)        5.68(4)        2.51        1.81(4)
   Class B - 12/31/94        1,135          1.00(4)        4.63(4)       49.12        1.28(4)
   Class B - 10/31/94(1)
------------------------------------------------------------------------------

See Notes to Financial Highlights

-------------------------------------------------------------------------------



                                 Income from
                                  Investment
                                  Operations                                          Less Distributions
                               _______________            Net                          _______________
                                                       Realized
                              Net                        and                       Distri-           Net
                             Asset         Net        Unrealized     Dividends     butions          Asset        Total
                             Value       Invest-         Gain        from Net       from            Value        from
Delaware-Voyageur          Beginning      ment        (Loss) on     Investment     Capital          End of     Investment
    State Funds            of Period     Income       Securities      Income        Gains           Period      Return(3)
----------------------------------------------------------------------------------------------------------------------------------
Florida Intermediate
   Class A - 12/31/96       10.56         0.42          (0.08)        (0.47)            --           10.43        3.34
   Class A - 12/31/95        9.64         0.44           1.01         (0.49)        (0.04)           10.56       15.14
   Class A - 12/31/94(1)    10.00         0.18          (0.36)        (0.18)            --            9.64       (1.55)
   Class B - 12/31/96       10.56         0.34          (0.09)        (0.39)            --           10.42        2.47
   Class B - 12/31/95(1)    10.58         0.10           0.03         (0.11)        (0.04)           10.56        1.13
   Class C - 12/31/96       10.55         0.33          (0.09)        (0.37)            --           10.42        2.37
   Class C - 12/31/95(1)    10.08         0.25           0.55         (0.29)        (0.04)           10.55        7.95
 Tax-Free Idaho
   Class A - 12/31/96       11.02         0.58          (0.12)        (0.57)            --           10.91        4.36
   Class A - 12/31/95(1)    10.00         0.60           1.10         (0.60)        (0.08)           11.02       17.48
   Class B - 12/31/96       11.01         0.52          (0.13)        (0.51)            --           10.89        3.75
   Class B - 12/31/95(1)    10.50         0.42           0.59         (0.42)        (0.08)           11.01        9.86
   Class C - 12/31/96       11.02         0.50          (0.13)        (0.49)            --           10.90        3.48
   Class C - 12/31/95(1)    10.04         0.50           1.06         (0.50)        (0.08)           11.02       15.81
 Tax-Free Iowa
   Class A - 12/31/96        9.83         0.44          (0.21)        (0.44)            --            9.62        2.56
   Class A - 12/31/95        8.56         0.45           1.29         (0.47)            --            9.83       20.80
   Class A - 12/31/94        9.26         0.17          (0.72)        (0.15)            --            8.56       (5.86)
   Class A - 8/31/94(1)     10.00         0.49          (0.74)        (0.49)            --            9.26       (2.67)
   Class B - 12/31/96        9.83         0.38          (0.22)        (0.38)            --            9.61        1.76
   Class B - 12/31/95(1)     9.18         0.31           0.64         (0.30)            --            9.83       10.62
   Class C - 12/31/96        9.83         0.36          (0.22)        (0.36)            --            9.61        1.56
   Class C - 12/31/95(1)     8.55         0.37           1.28         (0.37)            --            9.83       19.66
 Tax-Free Kansas
   Class A - 12/31/96       10.73         0.52          (0.17)        (0.52)            --           10.56        3.43
   Class A - 12/31/95        9.50         0.56           1.22         (0.55)            --           10.73       19.13
   Class A - 12/31/94        9.63         0.09          (0.13)        (0.09)            --            9.50       (0.38)
   Class A - 10/31/94       10.85         0.57          (1.21)        (0.57)        (0.01)            9.63       (6.10)
   Class A - 10/31/93(1)    10.00         0.56           0.85         (0.56)            --           10.85       14.49
   Class B - 12/31/96       10.74         0.45          (0.17)        (0.45)            --           10.57        2.69
   Class B - 12/31/95(1)    10.19         0.34           0.54         (0.33)            --           10.74        8.76
   Class C - 12/31/96       10.72         0.43          (0.17)        (0.43)            --           10.55        2.52
   Class C - 12/31/95(1)    10.20         0.32           0.51         (0.31)            --           10.72        8.29
Tax-Free Minnesota
   Class A - 12/31/96       12.63         0.63          (0.23)        (0.63)            --           12.40        3.33
   Class A - 12/31/95       11.33         0.62           1.32         (0.64)            --           12.63       17.49
   Class A - 12/31/94       12.85         0.63          (1.48)        (0.61)        (0.06)(6)        11.33       (6.73)
   Class A - 12/31/93       12.21         0.64           0.87         (0.64)        (0.23)           12.85       12.70
   Class A - 12/31/92       12.07         0.70           0.23         (0.70)        (0.09)           12.21        7.97
   Class A - 12/31/91       11.67         0.75           0.49         (0.75)        (0.09)           12.07       11.04
   Class A - 12/31/90       11.68         0.77           0.02         (0.77)        (0.03)           11.67        7.03
   Class A - 12/31/89       11.48         0.80           0.22         (0.80)        (0.02)           11.68        9.11
   Class A - 12/31/88       11.16         0.80           0.32         (0.80)            --           11.48       10.31
   Class A - 12/31/87       11.85         0.81          (0.66)        (0.81)        (0.03)           11.16        1.38
   Class B - 12/31/96       12.62         0.56          (0.22)        (0.56)            --           12.40        2.83
   Class B - 12/31/95(1)    11.90         0.45           0.71         (0.44)            --           12.62        9.95
   Class C - 12/31/96       12.63         0.54          (0.22)        (0.54)            --           12.41        2.64
   Class C - 12/31/95       11.33         0.53           1.32         (0.55)            --           12.63       16.62
   Class C - 12/31/94(1)    11.96         0.34          (0.61)        (0.32)        (0.04)           11.33       (2.30)
----------------------------------------------------------------------------------------------------------------------------------

                                 [BROKEN TABLE]

                                                  Ratios/Supplemental Data
                                          ----------------------------------------

                                                                                        Ratio of
                                                                                        Expenses
                                                                                       to Average
                                                                                       Net Assets
                                           Ratio of         Ratio                       Assuming
                               Net         Expenses        of Net                     No Voluntary
                             Assets           to          Investment                    Waivers
                             End of         Average        Income       Portfolio         and
Delaware-Voyageur            Period           Net         to Average    Turnover       Reimburse-
    State Funds              (000s)         Assets(2)     Net Assets       Rate          ments
---------------------------------------------------------------------------------------------------------
Florida Intermediate
   Class A - 12/31/96         3,159           0.66           4.63         63.06           1.25
   Class A - 12/31/95           859           0.63           4.28         27.76           1.25
   Class A - 12/31/94(1)        592           --             4.19(4)         --           1.25(4)
   Class B - 12/31/96         1,042           1.48           3.81         63.06           2.00
   Class B - 12/31/95(1)         41           1.52(4)        3.32(4)      27.76           2.00(4)
   Class C - 12/31/96            54           1.55           3.74         63.06           2.00
   Class C - 12/31/95(1)         54           1.62(4)        3.10(4)      27.76           2.00(4)
 Tax-Free Idaho
   Class A - 12/31/96        27,684           0.60           5.29         34.68           1.10
   Class A - 12/31/95(1)     13,540           0.26(4)        5.24(4)      41.97           1.25(4)
   Class B - 12/31/96         4,945           1.11           4.78         34.68           1.85
   Class B - 12/31/95(1)      1,977           0.79(4)        4.68(4)      41.97           1.90(4)
   Class C - 12/31/96           822           1.33           4.57         34.68           1.82
   Class C - 12/31/95(1)        789           1.05(4)        4.48(4)      41.97           2.00(4)
 Tax-Free Iowa
   Class A - 12/31/96        40,037           0.92           4.68         14.56           1.06
   Class A - 12/31/95        42,374           0.72           4.88         21.67           1.06
   Class A - 12/31/94        32,373           0.11(4)        5.71(4)       7.18           1.25(4)
   Class A - 8/31/94(1)      38,669           0.12           4.89        119.35           1.25
   Class B - 12/31/96         1,645           1.61           3.97         14.56           1.81
   Class B - 12/31/95(1)        819           1.28(4)        4.06(4)      21.67           1.65(4)
   Class C - 12/31/96           670           1.75           3.82         14.56           1.81
   Class C - 12/31/95(1)        462           1.61(4)        3.74(4)      21.67           1.72(4)
 Tax-Free Kansas
   Class A - 12/31/96        10,176           0.83           4.97         56.77           1.21
   Class A - 12/31/95        10,677           0.37           5.32         19.71           1.11
   Class A - 12/31/94         7,355           0.01(4)        5.88(4)         --           1.25(4)
   Class A - 10/31/94         6,469           0.06           5.30         38.96           1.25
   Class A - 10/31/93(1)      2,057           --             5.26(4)      28.87           1.25(4)
   Class B - 12/31/96         2,402           1.61           4.16         56.77           2.00
   Class B - 12/31/95(1)        677           0.94(4)        4.63(4)      19.71           1.68(4)
   Class C - 12/31/96            90           1.77           4.02         56.77           2.00
   Class C - 12/31/95(1)         40           1.27(4)        4.21(4)      19.71           1.79(4)
Tax-Free Minnesota
   Class A - 12/31/96       428,380           0.92           5.13         27.67           0.92
   Class A - 12/31/95       455,220           0.93           5.11         50.84           0.93
   Class A - 12/31/94       406,497           0.90           5.29         24.26           0.90
   Class A - 12/31/93       458,145           1.02           5.02         31.77           1.02
   Class A - 12/31/92       331,314           0.96           5.73         23.60           1.04
   Class A - 12/31/91       251,594           0.83           6.44         26.40           0.98
   Class A - 12/31/90       197,629           0.82           6.68         20.54           1.02
   Class A - 12/31/89       172,476           0.77           6.85         22.84           0.77
   Class A - 12/31/88       150,031           0.77           7.01          9.56           0.77
   Class A - 12/31/87       124,082           0.78           7.10         13.84           0.78
   Class B - 12/31/96         6,233           1.50           4.53         27.67           1.67
   Class B - 12/31/95(1)      2,701           1.38(4)        4.43(4)      50.84           1.63(4)
   Class C - 12/31/96         3,083           1.67           4.38         27.67           1.67
   Class C - 12/31/95         2,319           1.67           4.33         50.84           1.67
   Class C - 12/31/94(1)      1,061           1.72(4)        4.56(4)      24.26           1.72(4)

-----------------------------------------------------------------------------------------------------

See Notes to Financial Highlights
                                      -13-

-------------------------------------------------------------------------------



                                 Income from
                                  Investment
                                  Operations                                          Less Distributions
                               _______________            Net                          _______________
                                                       Realized
                              Net                        and                       Distri-           Net
                             Asset         Net        Unrealized     Dividends     butions          Asset        Total
                             Value       Invest-         Gain        from Net       from            Value        from
Delaware-Voyageur          Beginning      ment        (Loss) on     Investment     Capital          End of     Investment
    State Funds            of Period     Income       Securities      Income        Gains           Period      Return(3)
----------------------------------------------------------------------------------------------------------------------------------

Minnesota Insured
   Class A - 12/31/96          10.73     0.52          (0.13)        (0.52)            --           10.60           3.75
   Class A - 12/31/95           9.61     0.51           1.14         (0.53)            --           10.73          17.52
   Class A - 12/31/94          11.02     0.54          (1.39)        (0.52)        (0.04)            9.61          (7.88)
   Class A - 12/31/93          10.27     0.54           0.84         (0.54)        (0.09)           11.02          13.80
   Class A - 12/31/92          10.07     0.59           0.25         (0.59)        (0.05)           10.27           8.57
   Class A - 12/31/91           9.65     0.60           0.48         (0.60)        (0.06)           10.07          11.59
   Class A - 12/31/90           9.64     0.61           0.02         (0.61)        (0.01)            9.65           6.63
   Class A - 12/31/89           9.48     0.63           0.20         (0.63)        (0.04)            9.64           8.96
   Class A - 12/31/88           9.19     0.67           0.29         (0.67)            --            9.48          10.70
   Class A - 12/31/87(1)        9.51     0.46          (0.32)        (0.46)            --            9.19           1.48
   Class B - 12/31/96          10.72     0.45          (0.14)        (0.45)            --           10.58           3.03
   Class B - 12/31/95(1)       10.14     0.38           0.58         (0.38)            --           10.72           9.59
   Class C - 12/31/96          10.73     0.44          (0.13)        (0.44)            --           10.60           2.98
   Class C - 12/31/95           9.61     0.43           1.14         (0.45)            --           10.73          16.63
   Class C - 12/31/94(1)       10.23     0.30          (0.62)        (0.28)        (0.02)            9.61          (3.14)
Minnesota Intermediate
   Class A - 12/31/96          11.14     0.51          (0.15)        (0.51)            --           10.99           3.46
   Class A - 12/31/95          10.50     0.51           0.64         (0.51)            --           11.14          11.00
   Class A - 12/31/94          11.16     0.45          (0.66)        (0.45)            --           10.50          (1.91)
   Class A - 12/31/93          10.83     0.47           0.37         (0.47)        (0.04)           11.16           7.88
   Class A - 12/31/92          10.69     0.51           0.18         (0.51)        (0.04)           10.83           6.62
   Class A - 12/31/91          10.32     0.55           0.37         (0.55)            --           10.69           9.24
   Class A - 12/31/90          10.26     0.60           0.06         (0.60)            --           10.32           6.59
   Class A - 12/31/89          10.21     0.59           0.05         (0.59)            --           10.26           6.43
   Class A - 12/31/88          10.17     0.53           0.04         (0.53)            --           10.21           6.02
   Class A - 12/31/87          10.43     0.55          (0.25)        (0.55)        (0.01)           10.17           2.97
   Class B - 12/31/96          11.14     0.44          (0.15)        (0.44)            --           10.99           2.74
   Class B - 12/31/95(1)       10.95     0.17           0.19         (0.17)            --           11.14           3.26
   Class C - 12/31/96          11.13     0.43          (0.14)        (0.43)            --           10.99           2.69
   Class C - 12/31/95          10.50     0.42           0.63         (0.42)            --           11.13          10.18
   Class C - 12/31/94(1)       10.74     0.24          (0.24)        (0.24)            --           10.50          (0.03)
Missouri Insured
   Class A - 12/31/96          10.54     0.52          (0.18)        (0.51)            --           10.37           3.41
   Class A - 12/31/95           9.27     0.52           1.29         (0.54)            --           10.54          19.96
   Class A - 12/31/94           9.37     0.10          (0.11)        (0.09)            --            9.27          (0.07)
   Class A - 10/31/94          10.82     0.55          (1.43)        (0.54)        (0.03)            9.37          (8.28)
   Class A - 10/31/93(1)       10.00     0.55           0.89         (0.55)        (0.07)           10.82          14.74
   Class B - 12/31/96          10.54     0.46          (0.18)        (0.45)            --           10.37           2.93
   Class B - 12/31/95           9.27     0.48           1.28         (0.49)            --           10.54          19.18
   Class B - 12/31/94           9.37     0.08          (0.10)        (0.08)            --            9.27          (0.14)
   Class B - 10/31/94(1)       10.30     0.33          (0.94)        (0.32)            --            9.37          (6.16)
   Class C - 12/31/96          10.54     0.43          (0.18)        (0.42)            --           10.37           2.48
   Class C - 12/31/95(1)       10.36     0.06           0.17         (0.05)            --           10.54           2.24
----------------------------------------------------------------------------------------------------------------------------------

                                 [BROKEN TABLE]

                                                Ratios/Supplemental Data
                                        ----------------------------------------

                                                                                      Ratio of
                                                                                      Expenses
                                                                                     to Average
                                                                                     Net Assets
                                         Ratio of         Ratio                       Assuming
                             Net         Expenses        of Net                     No Voluntary
                           Assets           to          Investment                    Waivers
                           End of         Average        Income       Portfolio        and
Delaware-Voyageur          Period           Net         to Average    Turnover      Reimburse-
    State Funds            (000s)         Assets(2)     Net Assets       Rate         ments
-------------------------------------------------------------------------------------------------------
Minnesota Insured
   Class A - 12/31/96      304,877           0.92         4.93          14.04           0.92
   Class A - 12/31/95      307,734           0.87         4.92          53.72           0.92
   Class A - 12/31/94      284,132           0.61         5.29          24.75           0.94
   Class A - 12/31/93      311,187           0.70         4.93          18.25           1.02
   Class A - 12/31/92      162,728           0.37         5.66          14.11           1.06
   Class A - 12/31/91       68,250           0.78         6.13          43.68           1.16
   Class A - 12/31/90       29,394           0.74         6.30          15.12           1.25
   Class A - 12/31/89        8,217           0.78         6.55          28.34           1.00
   Class A - 12/31/88        4,707           0.86         7.08          68.09           1.00
   Class A - 12/31/87(1)     2,759           0.76(4)      7.93(4)       20.66           1.00(4)
   Class B - 12/31/96        6,817           1.56         4.29          14.04           1.68
   Class B - 12/31/95(1)     4,655           1.34(4)      4.15(4)       53.72           1.64(4)
   Class C - 12/31/96        3,126           1.68         4.18          14.04           1.68
   Class C - 12/31/95        3,166           1.66         4.11          53.72           1.67
   Class C - 12/31/94(1)     1,525           1.36(4)      4.68(4)       24.75           1.68(4)
Minnesota Intermediate
   Class A - 12/31/96       66,024           0.89         4.69          28.18           0.89
   Class A - 12/31/95       72,405           0.91         4.61          40.28           0.91
   Class A - 12/31/94       84,168           0.92         4.18          42.06           0.92
   Class A - 12/31/93       75,374           0.99         4.18          19.13           0.99
   Class A - 12/31/92       48,210           1.09         4.71          25.56           1.09
   Class A - 12/31/91       27,268           1.23         5.35          43.39           1.23
   Class A - 12/31/90       22,526           1.18         5.81          51.47           1.18
   Class A - 12/31/89       21,884           0.84         5.74          68.23           0.84
   Class A - 12/31/88       24,157           0.84         5.15          16.13           0.84
   Class A - 12/31/87       29,063           0.84         5.14          24.79           0.84
   Class B - 12/31/96          408           1.56         3.99          28.18           1.62
   Class B - 12/31/95(1)        27           1.30(4)      3.93(4)       40.28           1.55(4)
   Class C - 12/31/96        1,137           1.64         3.94          28.18           1.64
   Class C - 12/31/95          694           1.63         3.82          40.28           1.63
   Class C - 12/31/94(1)       341           1.71(4)      3.35(4)       42.05           1.71(4)
Missouri Insured
   Class A - 12/31/96       49,301           0.71         5.05          28.26           1.03
   Class A - 12/31/95       50,211           0.50         5.25          31.69           1.07
   Class A - 12/31/94       37,790           0.11(4)      6.00(4)        8.85           1.12(4)
   Class A - 10/31/94       37,384           0.15         5.39          32.02           1.13
   Class A - 10/31/93(1)    30,270           --           4.82(4)       76.51           1.25(4)
   Class B - 12/31/96       10,432           1.29         4.46          28.26           1.78
   Class B - 12/31/95        6,195           0.97         4.70          31.69           1.81
   Class B - 12/31/94        2,742           0.60(4)      5.32(4)        8.85           1.84(4)
   Class B - 10/31/94(1)     1,701           0.49(4)      4.89(4)       32.02           1.83(4)
   Class C - 12/31/96          152           1.62         4.10          28.26           1.78
   Class C - 12/31/95(1)        20           1.22(4)      4.09(4)       31.69           1.55(4)

-----------------------------------------------------------------------------------------------

See Notes to Financial Highlights

-------------------------------------------------------------------------------



                                 Income from
                                  Investment
                                  Operations                                          Less Distributions
                               _______________            Net                          _______________
                                                       Realized
                              Net                        and                       Distri-           Net
                             Asset         Net        Unrealized     Dividends     butions          Asset        Total
                             Value       Invest-         Gain        from Net       from            Value        from
Delaware-Voyageur          Beginning      ment        (Loss) on     Investment     Capital          End of     Investment
    State Funds            of Period     Income       Securities      Income        Gains           Period      Return(3)
----------------------------------------------------------------------------------------------------------------------------------

Tax-Free New Mexico
   Class A - 12/31/96        10.89       0.54           (0.11)         (0.53)           --            10.79        4.13
   Class A - 12/31/95         9.59       0.52            1.33          (0.55)           --            10.89       19.64
   Class A - 12/31/94         9.77       0.11           (0.20)         (0.09)           --             9.59       (0.90)
   Class A - 10/31/94        10.92       0.56           (1.16)         (0.55)           --             9.77       (5.56)
   Class A - 10/31/93        10.00       0.57            0.98          (0.57)       (0.06)            10.92       15.77
   Class A - 10/31/921       10.00         --              --             --           --             10.00          --
   Class B - 12/31/96        10.89       0.46           (0.11)         (0.45)           --            10.79        3.39
   Class B - 12/31/95         9.59       0.46            1.32          (0.48)           --            10.89       18.84
   Class B - 12/31/94         9.77       0.09           (0.19)         (0.08)           --             9.59       (0.98)
   Class B - 10/31/94(1)     10.69       0.31           (0.93)         (0.30)           --             9.77       (5.84)
   Class C - 12/31/96(1)     10.41       0.28            0.37          (0.27)           --            10.79        6.30
Tax-Free New York
   Class A - 12/31/96(10)    10.72       0.12            0.01          (0.12)       (0.04)            10.69        1.21
   Class A - 9/30/96         10.87       0.55           (0.13)         (0.55)       (0.02)            10.72        3.94
   Class A - 9/30/95         10.74       0.57            0.17          (0.59)       (0.02)            10.87        7.31
   Class A - 9/30/94         10.81       0.15           (0.06)         (0.16)           --            10.74        0.79
   Class A - 6/30/94         11.51       0.62           (0.54)         (0.62)       (0.16)            10.81        0.63
   Class A - 6/30/93         11.03       0.65            0.65          (0.66)       (0.16)            11.51       12.19
   Class A - 6/30/92         10.57       0.66            0.62          (0.66)       (0.16)            11.03       12.53
   Class A - 6/30/91         10.27       0.48            0.30          (0.48)           --            10.57        5.49
   Class A - 9/30/90         10.50       0.67           (0.22)         (0.67)       (0.01)            10.27        4.44
   Class A - 9/30/89         10.30       0.72            0.20          (0.72)           --            10.50        9.21
   Class A - 9/30/88(1)      10.00       0.64            0.30          (0.64)           --            10.30       10.09
   Class B - 12/31/96(10)    10.69      0.10              --          (0.10)       (0.04)            10.65        0.95
   Class B - 9/30/96         10.84       0.47           (0.13)         (0.47)       (0.02)            10.69        3.14
   Class B - 9/30/95(1)      10.34       0.43            0.54          (0.45)       (0.02)            10.84        9.46
   Class C - 12/31/96(10)    10.70      0.10              --          (0.10)       (0.04)            10.66        0.95
   Class C - 9/30/96         10.85       0.47           (0.13)         (0.47)       (0.02)            10.70        3.14
   Class C - 9/30/95(1)      10.79       0.21            0.06          (0.21)           --            10.85        2.54
Tax-Free North Dakota
   Class A - 12/31/96        11.00       0.54           (0.13)         (0.53)           --            10.88        3.89
   Class A - 12/31/95         9.85       0.54            1.18          (0.57)           --            11.00       17.81
   Class A - 12/31/94        11.07       0.56           (1.15)         (0.53)       (0.10)(8)          9.85       (5.47)
   Class A - 12/31/93        10.59       0.58            0.58          (0.58)       (0.10)            11.07       11.20
   Class A - 12/31/92        10.34       0.62            0.34          (0.62)       (0.09)            10.59        9.70
   Class A - 12/31/91(1)     10.00       0.49            0.41          (0.49)       (0.07)            10.34        9.23
   Class B - 12/31/96        11.00       0.49           (0.13)         (0.48)           --            10.88        3.39
   Class B - 12/31/95         9.85       0.48            1.18          (0.51)           --            11.00       17.24
   Class B - 12/31/941       10.31       0.30           (0.39)         (0.27)        (0.10)(8)         9.85       (0.77)
   Class C - 12/31/96        11.00       0.44           (0.14)         (0.43)           --            10.87        2.81
   Class C - 12/31/95(1)     10.51       0.17            0.50          (0.18)           --            11.00        6.47
----------------------------------------------------------------------------------------------------------------------------------

                                 [BROKEN TABLE]

                                                   Ratios/Supplemental Data
                                             -------------------------------------

                                                                                          Ratio of
                                                                                          Expenses
                                                                                         to Average
                                                                                         Net Assets
                                             Ratio of         Ratio                       Assuming
                                 Net         Expenses        of Net                     No Voluntary
                               Assets           to          Investment                    Waivers
                               End of         Average        Income       Portfolio        and
Delaware-Voyageur              Period           Net         to Average    Turnover      Reimburse-
    State Funds                (000s)         Assets(2)     Net Assets       Rate         ments
-------------------------------------------------------------------------------------------------------
Tax-Free New Mexico
   Class A - 12/31/96           20,133         0.88           5.06           42.12         1.07
   Class A - 12/31/95           21,402         0.87           5.07           55.72         1.09
   Class A - 12/31/94           19,706         0.06(4)        6.38(4)         2.21         1.25(4)
   Class A - 10/31/94           23,096         0.29           5.26           22.94         1.16
   Class A - 10/31/93           17,302           --           5.10           30.76         1.25
   Class A - 10/31/921             361           --             --              --           --
   Class B - 12/31/96              794         1.61           4.31           42.12         1.82
   Class B - 12/31/95              605         1.53           4.33           55.72         1.83
   Class B - 12/31/94              272         0.75(4)        5.60(4)         2.21         2.00(4)
   Class B - 10/31/94(1)           264         0.98(4)        4.57(4)        22.94         1.86(4)
   Class C - 12/31/96(1)           341         1.74(4)        4.21(4)        42.12         1.83(4)
Tax-Free New York
   Class A - 12/31/96(10        10,044         0.97(4)        5.31(4)         5            1.12(4)
   Class A - 9/30/96            10,548         1.34           5.14           12.00         1.55
   Class A - 9/30/95            11,931         1.31           5.66           10.00         1.82
   Class A - 9/30/94            12,797         1.09(4)        5.74(4)           --         1.09(4)
   Class A - 6/30/94            12,851         0.99           5.55            4.00         1.09
   Class A - 6/30/93            13,915         0.99           5.74           17.00         1.05
   Class A - 6/30/92            14,943         1.00           6.15           19.00         1.26
   Class A - 6/30/91            15,592         1.23(4)        6.08(4)        18.00         1.48(4)
   Class A - 9/30/90            27,065         1.09           6.35           31.00         1.49
   Class A - 9/30/89            23,069         0.60           6.75           11.00         1.70
   Class A - 9/30/88(1)          9,260         0.45(4)        6.87(4)        18.00         2.04(4)
   Class B - 12/31/96(10)          254         1.87(4)        4.43(4)         5.00         2.00(4)
   Class B - 9/30/96               448         2.09           4.39           12.00         2.30
   Class B - 9/30/95(1)            266         2.09(4)        4.68(4)        10.00         2.60(4)
   Class C - 12/31/96(10)           53         1.84(4)        4.45(4)         5.00         2.00(4)
   Class C - 9/30/96                52         2.09           4.39           12.00         2.30
   Class C - 9/30/95(1)             51         2.09(4)        4.44(4)        10.00         2.60(4)
Tax-Free North Dakota
   Class A - 12/31/96           33,713         0.88           5.01           57.60         1.08
   Class A - 12/31/95           36,096         0.81           5.07           45.34         1.05
   Class A - 12/31/94           33,829         0.46           5.36           32.60         1.14
   Class A - 12/31/93           34,880         0.59           5.11           27.39         1.25
   Class A - 12/31/92           15,846         0.40           5.78           26.27         1.25
   Class A - 12/31/91(1)         4,914         0.16(4)        6.43(4)       126.37         1.25(4)
   Class B - 12/31/96              700         1.36           4.52           57.60         1.83
   Class B - 12/31/95              375         1.29           4.56           45.34         1.79
   Class B - 12/31/941             144         0.99(4)        4.97(4)        32.60         1.89(4)
   Class C - 12/31/96               40         1.75           4.06           57.60         1.75
   Class C - 12/31/95(1)            20         1.73(4)        4.00(4)        45.34         1.73(4)
-----------------------------------------------------------------------------------

See Notes to Financial Highlights

-------------------------------------------------------------------------------



                                 Income from
                                  Investment
                                  Operations                                          Less Distributions
                               _______________            Net                          _______________
                                                       Realized
                              Net                        and                       Distri-           Net
                             Asset         Net        Unrealized     Dividends     butions          Asset        Total
                             Value       Invest-         Gain        from Net       from            Value        from
Delaware-Voyageur          Beginning      ment        (Loss) on     Investment     Capital          End of     Investment
    State Funds            of Period     Income       Securities      Income        Gains           Period      Return(3)
----------------------------------------------------------------------------------------------------------------------------------
Oregon Insured
   Class A - 12/31/96        10.05     0.48             (0.18)         (0.48)           --             9.87         3.15
   Class A - 12/31/95         8.92     0.49              1.14          (0.50)           --            10.05        18.71
   Class A - 12/31/94         9.00     0.09             (0.09)         (0.08)           --             8.92         0.06
   Class A - 10/31/94        10.24     0.50             (1.24)         (0.50)           --             9.00        (7.35)
   Class A - 10/31/93(1)     10.00     0.13              0.24          (0.13)           --            10.24         3.64
   Class B - 12/31/96        10.05     0.43             (0.18)         (0.43)           --             9.87         2.61
   Class B - 12/31/95         8.92     0.44              1.14          (0.45)           --            10.05        18.10
   Class B - 12/31/94         9.00     0.08             (0.09)         (0.07)           --             8.92         0.03
   Class B - 10/31/94(1)      9.85     0.27             (0.85)         (0.27)           --             9.00        (5.95)
   Class C - 12/31/96        10.05     0.40             (0.17)         (0.40)           --             9.88         2.38
   Class C - 12/31/95(1)      9.63     0.19              0.41          (0.18)           --            10.05         6.35
Tax-Free Utah
   Class A - 12/31/96        11.04     0.55             (0.20)         (0.55)           --            10.84         3.35
   Class A - 12/31/95         9.80     0.59              1.24          (0.59)           --            11.04        19.06
   Class A - 12/31/94         9.94     0.10             (0.15)         (0.09)           --             9.80        (0.41)
   Class A - 10/31/94        11.07     0.60             (1.07)         (0.60)       (0.06)             9.94        (4.50)
   Class A - 10/31/93        10.00     0.65              1.07          (0.65)           --            11.07        17.54
   Class A - 10/31/92(1)     10.00       --                --             --            --            10.00           --
   Class B - 12/31/96        11.04     0.47             (0.21)         (0.47)           --            10.83         2.47
   Class B - 12/31/95(1)     10.63     0.30              0.39          (0.28)           --            11.04         6.60
Washington Insured
   Class A - 12/31/96        10.44     0.54             (0.14)         (0.54)           --            10.30         3.98
   Class A - 12/31/95         9.21     0.59              1.21          (0.57)           --            10.44        19.94
   Class A - 12/31/94         9.37     0.09             (0.16)         (0.09)           --             9.21        (0.69)
   Class A - 10/31/94        10.67     0.55             (1.26)         (0.57)       (0.02)             9.37        (6.85)
   Class A - 10/31/93(1)     10.00     0.15              0.67          (0.15)           --            10.67         8.05
   Class B - 12/31/96        10.44     0.47             (0.14)         (0.46)           --            10.31         3.32
   Class B - 12/31/95(1)     10.18     0.09              0.25          (0.08)           --            10.44         3.30
   Class C - 12/31/96        10.43     0.45             (0.14)         (0.44)           --            10.30         3.12
   Class C - 12/31/95(1)      9.94     0.31              0.48          (0.30)           --            10.43         8.13
Tax-Free Wisconsin
   Class A - 12/31/96         9.78     0.46             (0.14)         (0.46)           --             9.64         3.49
   Class A - 12/31/95         8.74     0.48              1.04          (0.48)           --             9.78        17.74
   Class A - 12/31/94         9.28     0.16             (0.55)         (0.15)           --             8.74        (4.12)
   Class A - 8/31/94(1)      10.00     0.49             (0.72)         (0.49)           --             9.28        (2.40)
   Class B - 12/31/96         9.77     0.41             (0.14)         (0.41)           --             9.63         2.84
   Class B - 12/31/95(1)      9.39     0.28              0.37          (0.27)           --             9.77         7.08
   Class C - 12/31/96         9.79     0.39             (0.13)         (0.39)           --             9.66         2.74
   Class C - 12/31/95(1)      9.34     0.30              0.44          (0.29)           --             9.79         8.06
----------------------------------------------------------------------------------------------------------------------------------

                                 [BROKEN TABLE]



                                                  Ratios/Supplemental Data
                                          ----------------------------------------

                                                                                       Ratio of
                                                                                       Expenses
                                                                                      to Average
                                                                                      Net Assets
                                           Ratio of         Ratio                      Assuming
                               Net         Expenses        of Net                    No Voluntary
                             Assets           to          Investment                   Waivers
                             End of         Average        Income       Portfolio        and
Delaware-Voyageur            Period           Net         to Average    Turnover      Reimburse-
    State Funds              (000s)         Assets(2)     Net Assets       Rate         ments
-------------------------- -----------------------------------------------------------------------------
Oregon Insured
   Class A - 12/31/96        20,913         0.71           4.92           39.54         1.07
   Class A - 12/31/95        21,590         0.54           5.12           41.08         1.11
   Class A - 12/31/94        14,650         0.05(4)        5.79(4)           --         1.25(4)
   Class A - 10/31/94        14,086         0.03           5.17           48.98         1.25
   Class A - 10/31/93(1)      4,609           --           4.61(4)        11.08         1.25(4)
   Class B - 12/31/96         4,758         1.25           4.37           39.54         1.83
   Class B - 12/31/95         2,786         1.04           4.57           41.08         1.86
   Class B - 12/31/94         1,303         0.60(4)        5.19(4)           --         2.00(4)
   Class B - 10/31/94(1)      1,146         0.75(4)        4.43(4)        48.98         2.00(4)
   Class C - 12/31/96           360         1.55           4.03           39.54         1.82
   Class C - 12/31/95(1)        250         1.39(4)        4.00(4)        41.08         1.74(4)
Tax-Free Utah
   Class A - 12/31/96         3,861         0.68           5.14           39.58         1.25
   Class A - 12/31/95         4,142         0.38           5.51           35.28         1.25
   Class A - 12/31/94         3,728         0.11(4)        6.38(4)           --         1.14(4)
   Class A - 10/31/94         4,054         0.10           5.64            2.77         1.25
   Class A - 10/31/93         3,913           --           5.65           44.54         1.25
   Class A - 10/31/92(1)         19           --             --              --           --
   Class B - 12/31/96           397         1.46           4.34           39.58         2.00
   Class B - 12/31/95(1)        363         0.92(4)        4.74(4)        35.28         2.00(4)
Washington Insured
   Class A - 12/31/96         2,382         0.44           5.29           33.30         1.25
   Class A - 12/31/95         2,099         0.28           5.57           50.54         1.25
   Class A - 12/31/94         2,049         0.10(4)        6.18(4)           --         1.25(4)
   Class A - 10/31/94         2,118         0.14           5.44              --         1.25
   Class A - 10/31/93(1)      2,108           --           5.50(4)        45.14         1.25(4)
   Class B - 12/31/96           516         1.21           4.47           33.30         2.00
   Class B - 12/31/95(1)         15         1.04(4)        4.44(4)        50.54         2.00(4)
   Class C - 12/31/96            19         1.37           4.36           33.30         2.00
   Class C - 12/31/95(1)         19         1.30(4)        4.45(4)        50.54         2.00(4)
Tax-Free Wisconsin
   Class A - 12/31/96        28,292         0.98           4.90           38.54         1.09
   Class A - 12/31/95        26,449         0.88           5.05           12.10         1.09
   Class A - 12/31/94        20,167         0.08(4)        5.54(4)        20.52         1.25(4)
   Class A - 8/31/94(1)      16,093         0.04           4.89           86.26         1.25
   Class B - 12/31/96         1,339         1.66           4.37           38.54         1.85
   Class B - 12/31/95(1)        725         1.45(4)        4.31(4)        12.10         1.70(4)
   Class C - 12/31/96           555         1.75           4.12           38.54         1.83
   Class C - 12/31/95(1)         73         1.77(4)        4.04(4)        12.10         1.77(4)

-----------------------------------------------------------------------------------------------------

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS

(1) The information is for the period from each Fund's commencement of operations to the Fund's year end. The classes of each Fund commenced operations on the following dates:

Tax-Free Arizona Fund                    Tax-Free Idaho Fund                    Tax-Free North Dakota Fund
Class A       March 2, 1995              Class A       January 4, 1995          Class A       April 1, 1991
Class B       June 29, 1995              Class B       March 16, 1995           Class B       May 10, 1994
Class C       May 13, 1995               Class C       January 11, 1995         Class C       July 29, 1995

Tax-Free Arizona Insured Fund            Tax-Free Iowa Fund                     Tax-Free Oregon Insured Fund
Class A       April 1, 1991              Class A       September 1, 1993        Class A       August 1, 1993
Class B       March 10, 1995             Class B       March 24, 1995           Class B       March 12, 1994
Class C       May 26, 1994               Class C       January 4, 1995          Class C       July 7, 1995

Tax-Free California Fund                 Tax-Free Kansas Fund                   Tax-Free Utah Fund
Class A       March 3, 1995              Class A       November 30, 1992        Class A       October 5, 1992
Class B       August 23, 1995            Class B       April 8, 1995            Class B       May 27, 1995
Class C       April 9, 1996              Class C       April 12, 1995
                                                                                Tax-Free Washington Insured Fund
Tax-Free California Insured Fund         Tax-Free Minnesota Fund                Class A       August 1, 1993
Class A       October 15, 1992           Class B       March 11, 1995           Class B       October 24, 1995
Class B       March 1, 1994              Class C       May 4, 1994              Class C       April 21, 1995
Class C       April 12, 1995
                                         Minnesota Insured Fund                 Tax-Free Wisconsin Fund
Tax-Free Colorado Fund                   Class A       May 1, 1987              Class A       September 1, 1993
Class A       April 23, 1987             Class B       March 7, 1995            Class B       April 22, 1995
Class B       March 22, 1995             Class C       May 4, 1994              Class C       March 28, 1995
Class C       May 6, 1994
                                         Tax-Free Minnesota Intermediate Fund
Tax-Free Florida Fund                    Class B       August 15, 1995
Class A       March 2, 1995              Class C       April 30, 1994
Class B       September 15, 1995
Class C       April 22, 1995             Tax-Free Missouri Insured Fund
                                         Class A       November 2, 1992
Tax-Free Florida Insured Fund            Class B       March 12, 1994
Class A       January 1, 1992            Class C       November 11, 1995
Class B       March 11, 1994
                                         Tax-Free New Mexico Fund
Tax-Free Florida Intermediate Fund       Class A       October 5, 1992
Class A       May 1, 1994                Class B       March 3, 1994
Class B       September 15, 1995         Class C       May 7, 1996
Class C       March 23, 1995
                                         Tax-Free New York Fund
                                         Class A       November 6, 1987
                                         Class B       November 14, 1994
                                         Class C       April 26, 1995

                                      -17-

(2) Beginning in the year ended December 31, 1995, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(4)  Adjusted to an annual basis.

(5) The Fund's adviser also paid $25,631 for Tax-Free Arizona Insured Fund for the period ended December 31, 1991.

(6)  Includes (.01) in excess of net realized gains.

(7) Includes (.06) and (.04) in excess of net realized gains for Class A and Class C shares, respectively.

(8) Includes (.02) and (.02) in excess of net realized gains for Class A and Class B shares, respectively.

(9)  Includes (.01) in excess distributions of net investment income.

(10) Effective November 16, 1996, the Fund's shareholders approved a change of investment adviser for Fortis Advisers, Inc. to Voyageur Fund Managers, Inc.

INVESTMENT OBJECTIVES AND POLICIES
         The investment objective of each Tax-Free Intermediate Fund is to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and the personal income tax, if any, of the Fund's particular state, by maintaining a weighted average portfolio maturity of 10 years or less. The investment objective of each Tax-Free Fund and Insured Fund is to seek as high a level of current income exempt from federal income tax and from the personal income tax, if any, of the Fund's particular state, as is consistent with preservation of capital. The weighted average maturity of the investment portfolio of each Tax-Free Fund and Insured Fund is expected to be approximately 15 to 25 years. Each of Tax-Free Florida Intermediate Fund, Tax-Free Florida Fund and Tax-Free Florida Insured Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax.

SUITABILITY

         The Funds may be suitable for the longer-term investor who is a resident subject to income tax of the Fund's respective state. The investor should be willing to accept the risks of investment in municipal bonds in general and the respective state bonds in particular. The net asset value of each Fund's shares can generally be expected to fluctuate inversely to changes in interest rates.

         The risks associated with an investment in each Fund are discussed below and under Special Risk Considerations and Other Investment Policies and Risk Considerations. The risks inherent in an investment in a fund that invests in obligations of a specific state, such as the Funds, are described below under Special Considerations.

INVESTMENT STRATEGY

         The Funds which are diversified, as such term is defined in the 1940 Act are designated as such by a footnote on the cover page of this Prospectus. All other Funds are non-diversified. Each non-diversified Fund will be able to invest, subject to certain federal tax requirements, a relatively higher percentage of its assets in the securities of a limited number of issuers which may result in such Fund's securities being more susceptible to any single economic, political or regulatory occurrence than the securities of a diversified Fund. The investment objectives and policies of each Fund are described below. Except where noted, an investment objective or policy description applies to all Funds.

         During times of adverse market conditions when a defensive investment posture is warranted, each Fund may temporarily select investments without regard to the foregoing policy. There are risks in any investment program, and there is no assurance that a Fund's investment objective will be achieved. The value of each Fund's shares will fluctuate with changes in the market value of its investments. Each Fund's investment objective and certain other investment policies explicitly designated herein as such are fundamental, which means that they cannot be changed without the vote of its respective shareholders as provided in the 1940 Act.

         Each Fund anticipates that, in normal market conditions, it will invest substantially all of its assets in Tax Exempt Obligations (as defined below), the interest on which is exempt from federal income tax and from the personal income tax, if any, of its respective state (and with respect to Tax-Free New York Fund, New York City personal income tax). As a fundamental policy, Tax-Free New York Fund will invest at least 80% of the value of its net assets in such obligations under normal market conditions (not including obligations subject to the alternative minimum tax). Up to 20% of the securities owned by each such Fund may generate interest that is an item of tax preference for purposes of federal and state alternative minimum tax ("AMT"), except that the Minnesota Insured Fund may invest without limitation in such securities and the Tax-Free Minnesota Fund may not invest in such AMT securities. Tax-Free New York Fund may also invest in such securities which generate an item of tax preference for purposes of New York City alternative minimum tax.

Tax-Free and Tax-Free Intermediate Funds
         Each Tax-Free Fund and each Tax-Free Intermediate Fund may invest without limitation in securities rated "investment grade," i.e., within the four highest investment grades, at the time of investment by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") or, if unrated, judged by the Manager to be of comparable quality. Bonds included in the lowest investment grade rating category involve certain speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds. Up to 20% of the Tax Exempt Obligations purchased by the Funds may be rated lower than investment grade; however, all bonds must be rated "B" or better by Moody's or S&P (or, if unrated, judged by the Manager to be of comparable quality). Such bonds are often referred to as "junk" bonds or "high yield" bonds. Bonds rated below "BBB" have a greater vulnerability to default than higher grade bonds. See Special Risk Considerations for a discussion of the risks of investing in lower grade Tax Exempt Obligations. A description of the ratings assigned by Moody's and S&P is set forth in Appendix C.

         The following table sets forth the weighted average percentage of total investments with respect to the portfolios of certain Funds during the year ended as of December 31, 1996.

---------------------------------------------------------------------------------------------------------------------------

      Moody's Rating
      (S&P Rating)                 Aaa          Aa         A        Baa          Ba         B        Unrated
                                   (AAA)        (AA)       (A)      (BBB)        (BB)       (B)      Bonds         Total
---------------------------------------------------------------------------------------------------------------------------
Tax-Free Funds
Colorado                           32%          21%        19%       24%          --        --          4%         100%
Florida                            28%          20%        17%       17%          --        --         18%         100%
Idaho                              28%          11%        28%       23%          --        --         10%         100%
Kansas                             58%          18%         2%       17%          --        --          5%         100%
Minnesota                          54%          12%        15%        9%          --        --         10%         100%
North Dakota                       38%          27%        16%       18%          --        --          1%         100%
Utah                               68%          11%        10%        2%          --        --          9%         100%
Wisconsin                          23%          10%        29%        7%          8%        --         23%         100%

Tax-Free Intermediate Funds
Florida                            65%           8%         6%       16%          --        --          5%         100%
Minnesota                          53%          10%         9%       18%          --        --         10%         100%
---------------------------------------------------------------------------------------------------------------------------

Insured Funds
         The Tax Exempt Obligations in each Insured Fund's portfolio will consist of (a) obligations that at all times are fully insured as to scheduled payments of principal and interest ("insured securities") and (b) "escrow secured" or "defeased" bonds. Insured securities may consist of bonds covered by Primary Insurance, Market Insurance or Portfolio Insurance (as defined below). All insurers must have a triple A-rated claims paying ability (as assigned by either or both of Moody's and S&P) at the time of investment. Securities that are covered by either Primary or Secondary Market Insurance will carry a triple-A rating at the time of investment by the Fund. However, securities that are not covered by either Primary or Secondary Market Insurance at the time of investment (or that are not "escrow secured" or "defeased") must be covered by Portfolio Insurance immediately after their acquisition. The Funds' Manager anticipates that such securities, at the time of investment, generally will be rated investment grade. However, all securities in each Insured Fund's portfolio, after application of insurance, will be rated Aaa by Moody's and/or AAA by S&P at the time of investment. Pending the investment or reinvestment of its assets in longer-term Tax Exempt Obligations, each Insured Fund may invest up to 35% of its net assets in short-term tax exempt instruments, without obtaining insurance, provided such instruments carry an A-l+ or SP-l+ short-term rating or AAA or Aaa long-term rating by S&P or Moody's, and may invest up to 10% of its net assets in securities of tax exempt money market mutual funds. The "insured securities" in each Insured Fund's investment portfolio are insured as to the scheduled payment of all installments of principal and interest as they fall due. The purpose of such insurance is to minimize credit risks to such Funds and their shareholders associated with defaults in Tax Exempt Obligations owned by such Funds. Such insurance does not insure against market risk and therefore does not guarantee the market value of the securities in an Insured Fund's investment portfolio or the value of any Insured Funds' shares.

         Certain insurance companies will issue policies guaranteeing the timely payment of principal of, and interest on, particular Tax Exempt Obligations or on a portfolio of Tax Exempt Obligations. Insurance may be purchased by the issuer of a Tax Exempt Obligation or by a third party at the time of issuance of the Tax Exempt Obligation ("Primary Insurance") or by the Fund or a third party subsequent to the original issuance of a Tax Exempt Obligation ("Secondary Market Insurance"). In each case, a single premium is paid to the insurer by the party purchasing the insurance when the insurance is obtained. Primary Insurance and Secondary Market Insurance policies are non-cancelable and remain in effect for so long as the insured Tax Exempt Obligation is outstanding and the insurer is in business.

         The Insured Funds may also purchase insurance covering certain Tax Exempt Obligations which the Insured Funds intend to purchase for their portfolios or which the Insured Funds already own ("Portfolio Insurance"). Portfolio Insurance policies guarantee the timely payment of principal of, and interest on, covered Tax Exempt Obligations only while they are owned by the Insured Funds. Such policies are non-cancelable and remain in effect until the Fund terminates, provided the Fund pays the applicable insurance premiums and the insurer remains in business. Tax Exempt Obligations in the Insured Funds' portfolios covered by a Portfolio Insurance policy will not be covered by such policy after they are sold by a Fund unless the Fund elects to obtain some form of Secondary Market Insurance for them at the time of sale. The Insured Funds would obtain such Secondary Market Insurance only if, in the Manager's view, it would be economically advantageous for the Funds to do so. Further information about insurance (including its limitations) is set forth in the Statement of Additional Information.

All Funds
         The foregoing policies as to credit quality of portfolio investments will apply only at the time of the purchase of a security, and the Funds are not required to dispose of securities in the event that Moody's or S&P downgrades its assessment of the credit characteristics of a particular issuer or, in the case of unrated securities, in the event the Manager reassesses its view with respect to the credit quality of the issuer thereof. In no event, however, will more than 5% of each Fund's total assets consist of securities that have been downgraded to a rating lower than the minimum rating in which each Fund is permitted to invest or, in the case of unrated securities, that the Manager has determined to have a quality lower than such minimum rating. With respect to the Insured Funds, up to 35% of each such Fund's total assets may consist of securities that have been downgraded to AA or Aa subsequent to initial investment in such securities by an Insured Fund.

         Each Fund may invest without limitation in short term Tax Exempt Obligations or in taxable obligations on a temporary, defensive basis due to market conditions or, with respect to taxable obligations, for liquidity purposes. Such taxable obligations, whether purchased for liquidity purposes or on a temporary, defensive basis, may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the three highest grades by either Moody's or S&P; commercial paper rated in the highest grade by either of such rating services (Prime-1 or A-1, respectively); certificates of deposit and bankers' acceptances of domestic banks which have capital, surplus and undivided profits of over $100 million; high-grade taxable municipal bonds; and repurchase agreements with respect to any of the foregoing investments. Each Fund also may hold its assets in cash and in securities of tax exempt money market mutual funds.

Tax Exempt Obligations
         As used in this Prospectus, the term "Tax Exempt Obligations" refers to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income tax and from the personal income tax, if any, of the state specified in the Fund's name. The term "Tax Exempt Obligations" also includes Derivative Tax Exempt Obligations as defined below. In certain instances the interest on Tax Exempt Obligations may be an item of tax preference includable in alternative minimum taxable income depending upon the shareholder's tax status. See Taxes.

         Tax Exempt Obligations are primarily debt obligations issued to obtain funds for various public purposes such as constructing public facilities and making loans to public institutions. The two principal classifications of Tax Exempt Obligations are general obligation bonds and revenue bonds. General obligation bonds are generally secured by the full faith and credit of an issuer possessing general taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. Revenue bonds are payable only from the revenues derived from a particular source or facility, such as a tax on particular property or revenues derived from, for example, a municipal water or sewer utility or an airport. Tax Exempt Obligations that benefit private parties in a manner different than members of the public generally (so-called private activity bonds or industrial development bonds) are in most cases revenue bonds, payable solely from specific revenues of the project to be financed. The credit quality of private activity bonds is usually directly related to the creditworthiness of the user of the facilities (or the creditworthiness of a third-party guarantor or other credit enhancement participant, if any).

         Within these principal classifications of Tax Exempt Obligations, there is a variety of types of municipal securities. Certain Tax Exempt Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax exempt money market index. Accordingly, the yield on such obligations can be expected to fluctuate with changes in prevailing interest rates. Other Tax Exempt Obligations are zero coupon securities, which are debt obligations which do not entitle the holder to any periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically.

         Tax Exempt Obligations also include state or municipal leases and participation interests therein. The Funds may invest in these types of obligation without limitation. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. Municipal lease obligations, except in certain circumstances, are considered illiquid by the staff of the Securities and Exchange Commission. Municipal lease obligations held by a Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by the Fund's Boards of Directors or Trustees. Under these guidelines, the Manager will consider factors including, but not limited to (a) whether the lease can be canceled, (b) what assurance there is that the assets represented by the lease can be sold, (c) the municipality's general credit strength (e.g., its debt, administrative, economic and financial characteristics), (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"), and (e) the legal recourse in the event of failure to appropriate. Additionally, the lack of an established trading market for municipal lease obligations may make the determination of fair market value more difficult. See Cooncentration Policy under Investment Policies and Restrictions--Tax Exempt Obligations in Part B.

         Each Fund may also acquire Derivative Tax Exempt Obligations, which are custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Tax Exempt Obligations. The sponsor of these certificates or receipts typically purchases and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, a Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the issuer.

         In addition, in the event that the trust or custodial account in which the underlying security had been deposited is determined to be an association taxable as a corporation, instead of a non taxable entity, it would be subject to state (and with respect to Tax-Free New York Fund, potentially New York City) income tax (but not federal income tax) on the income it earned on the underlying security, and the yield on the security paid to such Fund and its shareholders would be reduced by the amount of taxes paid. Furthermore, amounts paid by the trust or custodial account to a Fund would lose their tax exempt character and become taxable, for federal and state purposes, in the hands of the Fund and its shareholders. However, each Fund will only invest in custodial receipts which are accompanied by a tax opinion stating that interest payable on the receipts is tax exempt. If a Fund invests in custodial receipts, it is possible that a portion of the discount at which the Fund purchases the receipts might have to be accrued as taxable income during the period that the Fund holds the receipts.

         The principal and interest payments on the Tax-Exempt Obligations underlying custodial receipts or trust certificates may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts or trust certificates may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying Tax-Exempt Obligations. The Funds may also invest in custodial receipts or trust certificates which are "inverse floating obligations" (also sometimes referred to as "residual interest bonds"). These securities pay interest rates that vary inversely to changes in the interest rates of specified short-term Tax-Exempt Obligations or an index of short-term Tax-Exempt Obligations. Thus, as market interest rates increase, the interest rates on inverse floating obligations decrease. Conversely, as market rates decline, the interest rates on inverse floating obligations increase. Such securities have the effect of providing a degree of investment leverage, since the interest rates on such securities will generally change at a rate which is a multiple of the change in the interest rates of the specified Tax-Exempt Obligations or index. As a result, the market values of inverse floating obligations will generally be more volatile than the market values of other Tax-Exempt Obligations and investments in these types of obligations will increase the volatility of the net asset value of shares of the Funds.

         Investments in Derivative Tax Exempt Obligations, when combined with investments in below investment grade rated securities, will not exceed 20% of each Fund's total assets. For a discussion of certain risks involved in investments in Derivative Tax Exempt Obligations, see Special Risk Considerations.

Concentration Policy
         As a fundamental policy, no Fund will invest 25% or more of its total assets in the securities of any industry, although for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry. Each Fund may invest 25% or more of its total assets in industrial development revenue bonds. In addition, it is possible that the Funds from time to time will invest 25% or more of their total assets in a particular segment of the municipal bond market such as in housing, health care, and/or utility obligations. In addition, Tax-Free Arizona Intermediate Fund, Tax-Free Arizona Fund, Tax-Free California Intermediate Fund, Tax-Free California Fund, Tax-Free Colorado Intermediate Fund, Tax-Free Colorado Insured Fund, Tax-Free Florida Intermediate Fund, Tax-Free Florida Fund, Tax-Free Idaho Fund and Tax-Free New York Fund may invest in transportation, education and/or industrial obligations. In such circumstances, economic, business, political and other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market or credit risk. For a discussion of these segments of the municipal bond market, see Concentration Policy under Investment Policies and Restrictions -- Taxable Obligations in Part B.

         Each Fund's Board may change any of the foregoing policies that are not specifically designated fundamental.

SPECIAL RISK CONSIDERATIONS

General
         The yields on Tax Exempt Obligations are dependent on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue. Generally, the value of Tax Exempt Obligations will tend to fall as interest rates rise and will tend to increase as interest rates decrease. In addition, Tax Exempt Obligations of longer maturity produce higher current yields than Tax Exempt Obligations with shorter maturities but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated Tax Exempt Obligations generally produce a higher yield than higher-rated Tax Exempt Obligations due to the perception of a greater degree of risk as to the payment of principal and interest. Certain Tax Exempt Obligations held by a Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

         In normal circumstances, each Fund (except for the Insured Funds) may invest up to 20% of its total assets in Tax Exempt Obligations rated below investment grade (but not rated lower than B by S&P or Moody's) or in unrated Tax Exempt Obligations considered by the Fund's Manager to be of comparable quality to such securities. Investment in such lower grade Tax Exempt Obligations involves special risks as compared with investment in higher grade Tax Exempt Obligations. The market for lower grade Tax Exempt Obligations is considered to be less liquid than the market for investment grade Tax Exempt Obligations, which may adversely affect the ability of a Fund to dispose of such securities in a timely manner at a price which reflects the value of such securities in the Manager's judgment. The market price for less liquid securities tends to be more volatile than the market price for more liquid securities. The lower liquidity of and the absence of readily available market quotations for lower grade Tax Exempt Obligations may make the Manager's valuation of such securities more difficult, and the Manager's judgment may play a greater role in the valuation of the Fund's lower grade Tax Exempt Obligations. Periods of economic uncertainty and changes may have a greater impact on the market price of such bonds and, therefore, the net asset value of any Fund investing in such obligations.

         Lower grade Tax Exempt Obligations generally involve greater credit risk than higher grade Tax Exempt Obligations and are more sensitive to adverse economic changes, significant increases in interest rates and individual issuer developments. Because issuers of lower grade Tax Exempt Obligations frequently choose not to seek a rating of such securities, a Fund will rely more heavily on the Manager's ability to determine the relative investment quality of such securities than if such Fund invested exclusively in higher grade Tax Exempt Obligations. A Fund may, if deemed appropriate by the Manager, retain a security whose rating has been downgraded below B by S&P or Moody's, or whose rating has been withdrawn. In no event, however, will more than 5% of each Fund's total assets consist of securities that have been downgraded to a rating lower than the minimum rating in which each Fund is permitted to invest or, in the case of unrated securities, that have been determined by the Manager to be of a quality lower than such minimum rating. Additional information concerning the risks associated with instruments in lower grade Tax Exempt Obligations is included in the Part B.

         The principal and interest payments on the Derivative Tax Exempt Obligations underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying Tax Exempt Obligations. The Funds may also invest in custodial receipts which are "inverse floating obligations" (also sometimes referred to as "residual interest bonds"). These securities pay interest rates that vary inversely to changes in the interest rates of specified short term Tax Exempt

Obligations or an index of short term Tax Exempt Obligations. Thus, as market interest rates increase, the interest rates on inverse floating obligations decrease. Conversely, as market rates decline, the interest rates on inverse floating obligations increase. Such securities have the effect of providing a degree of investment leverage, since the interest rates on such securities will generally change at a rate which is a multiple of the change in the interest rates of the specified Tax Exempt Obligations or index. As a result, the market values of inverse floating obligations will generally be more volatile than the market values of other Tax Exempt Obligations and investments in these types of obligations will increase the volatility of the net asset value of shares of the Funds.

State Considerations
         The value of Tax Exempt Obligations owned by the Funds may be adversely affected by local political and economic conditions and developments within a particular state. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect Tax Exempt Obligations include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenues of issuers (for example, legislation or court decisions reducing state aid to local governments or mandatory additional services). A summary description of certain factors affecting and statistics describing issuers of Tax Exempt Obligations of each applicable state is set forth below. Such information has been taken from publicly available offering documents relating to the relevant state or issuers located in such state. No Fund or the Manager has independently verified this information and no Fund or the Manager makes any representation regarding such information. See Appendix A in Part B.

         Arizona's primary economic sectors include services, trade, tourism and manufacturing. Arizona maintained a general fund surplus of $399.9 million (on general fund revenues of approximately $4.663 billion) for its 1996 fiscal year. Currently there are no general obligation ratings for the state. California's primary economic sectors are agriculture, services, trade and manufacturing. In 1994, Orange County, California filed a voluntary petition under the bankruptcy code. Moody's and Standard & Poor's suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the pooled investment fund. California projects a general fund surplus of $648 million for its 1996-97 fiscal year (on estimated revenues of approximately $48.4 billion). Currently, California's general obligation bonds are rated A1 by Moody's, A by S&P and "A+" by Fitch Investors Service, Inc. ("Fitch"). Colorado's economy is based primarily on services. Colorado maintained a generally balanced budget for its 1996 fiscal year (on general fund revenues of approximately $4.269 billion). Currently there are no general obligation ratings for Colorado. Florida's economy is based primarily on the services sector and tourism in particular. Florida projected unencumbered reserves of $610.1 million for its 1996-1997 fiscal year (on estimated revenues of approximately $15.567 billion). Currently, Florida's general obligation bonds are rated Aa by Moody's and AA by S&P. Idaho's primary economic sectors are services, agriculture, manufacturing and mining. Idaho maintained a fiscal year 1996 general fund surplus of approximately $11.7 million (on revenues of approximately $1.351 billion). Currently there are no general obligation ratings for Idaho. Iowa's primary economic sectors are services, manufacturing and agriculture. Iowa maintained an unreserved fund balance of approximately $201.6 million (on revenues of approximately $4.405 billion) for its fiscal year 1996. Currently there are no general obligation ratings for Iowa. Kansas' economy is based primarily on agriculture, manufacturing, and services. Kansas projected a positive general fund balance for its 1997 fiscal year (on estimated general fund revenues of approximately $3.527 billion). Currently there are no general obligation ratings for Kansas. Minnesota's economy is based primarily on agriculture, manufacturing and services. Minnesota projects a balanced general fund at the end of its 1997 biennium of $502.4 million (based on estimated General Fund revenues of $19.1 billion). Currently Minnesota's general obligation bonds are rated Aaa by Moody's, AA+ by S&P and AAA by Fitch. Missouri's primary economic sectors are services, manufacturing and agriculture. Missouri had a general fund surplus of $335.4 million for its 1996 fiscal year (on revenues of approximately $5.442 billion). Currently

Missouri's general obligation bonds are rated Aaa by Moody's, AAA by S&P and AAA by Fitch. New Mexico's economy is based primarily on agriculture but also has tourism, services and mining sectors. New Mexico projected a $144 million general fund surplus for its 1996 fiscal year (on estimated revenues of approximately $2.757 billion). Currently New Mexico's general obligation bonds are rated Aa1 by Moody's and AA+ by S&P. New York's economy is based primarily on services and tourism. New York projects a general fund balance of $358 million for its 1997 fiscal year, and a projected surplus of $1.3 billion for its 1996-97 General Fund Financial Plan (based on total estimated revenues of $32.966 billion). The City's 1996-99 Financial Plan successfully implemented a $3.1 billion gap-closing program for the 1996 fiscal year. Currently, New York's general obligation bonds are rated A by Moody's and A- by S&P. The City's general obligation bonds are rated Baa1 by Moody's and A- by S&P. North Dakota's economy is based primarily on agriculture and services. North Dakota projects a positive fund balance for its 1997 biennium of $63 million (on revenues of approximately $1.37 billion). Currently North Dakota's general obligation bonds are rated Aa by Moody's and AA- by S&P. Oregon's economy is based primarily on forestry, agriculture, manufacturing and tourism sectors. Oregon expects to maintain a general fund surplus of approximately $536.3 million for its 1997 biennium (on estimated revenue of approximately $7.399 billion). Currently Oregon's general obligation bonds are rated Aa by Moody's and AA by S&P. Utah's economy is based primarily on services, agriculture and mining sectors. Utah maintained a general and Uniform School fund surplus of approximately $9.1 million for its 1996 fiscal year (on estimated revenues of approximately $2.67 billion). Currently Utah's general obligation bonds are rated Aaa by Moody's, AAA by S&P and AAA by Fitch. Washington's economy is based primarily on manufacturing and service sectors as well as agriculture and timber production. Washington projected a positive general fund surplus for its 1995-1997 biennium (on estimated revenues of approximately $18.3 billion). Currently Washington's general obligation bonds are rated Aa by Moody's and AA by S&P. Wisconsin's economy is based primarily on agriculture, services and manufacturing. Wisconsin maintained a general fund balance of $442 million for its 1996 fiscal year (on estimated revenues of approximately $20.686 billion). Currently Wisconsin's general obligation bonds are rated Aa by Moody's and AA by S&P.

THE DELAWARE DIFFERENCE

PLANS AND SERVICES
         The Delaware Difference is our commitment to provide you with superior information and quality service on your investments in the Delaware Group of funds.

SHAREHOLDER PHONE DIRECTORY

Investor Information Center
         800-523-4640
             Fund Information; Literature; Price; Yield and Performance Figures

Shareholder Service Center
         800-523-1918
             Information on Existing Investment Accounts; Wire Investments; Wire Liquidations; Telephone Liquidations and Telephone Exchanges

Delaphone
         800-362-FUND
         (800-362-3863)

Performance Information
         You can call the Investor Information Center at any time for current performance information. Current yield and total return information may also be included in advertisements and information given to shareholders.
Yields are computed on an annual basis over a 30-day period.

Shareholder Services
         During business hours, you can call the Delaware Group's Shareholder Service Center. Our representatives can answer any questions about your account, the Funds, various service features and other funds in the Delaware Group.

Delaphone Service
         Delaphone is an account inquiry service for investors with Touch-Tone(R) phone service. It enables you to get information on your account faster than the mailed statements and confirmations. Delaphone also provides current performance information on the Funds, as well as other funds in the Delaware Group. Delaphone is available seven days a week, 24 hours a day.

Statements and Confirmations
         You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends. You should examine statements and confirmations immediately and promptly report any discrepancy by calling the Shareholder Service Center.

Duplicate Confirmations
         If your financial adviser or investment dealer is noted on your investment application, we will send a duplicate confirmation to him or her. This makes it easier for your adviser to help you manage your investments.

Tax Information
         Each year, you will receive information on the tax status of your dividends and distributions.

Dividend Payments
         Dividends, capital gains and other distributions are automatically reinvested in your account, unless you elect to receive them in cash. You may also elect to have the dividends earned in one fund automatically invested in another Delaware Group fund with a different investment objective, subject to certain exceptions and limitations.

         For more information, see Additional Methods of Adding to Your Investment - Dividend Reinvestment Plan under How to Buy Shares or call the Shareholder Service Center.

MoneyLine(sm) Services
         Delaware Group offers the following services for fast and convenient transfer of funds between your personal bank account and your Delaware Group fund account.

         1.      MoneyLine(sm) Direct Deposit Service
                 If you elect to have your dividends and distributions paid in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine(sm) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. See Dividends and Distributions. In addition, you may elect to have your Systematic Withdrawal Plan payments transferred from your Fund account to your predesignated bank account through this service.
         See Systematic Withdrawal Plans under Redemption and Exchange.

         2.      MoneyLine(sm) On Demand
                 You or your investment dealer may request purchases and redemptions of Fund shares by phone using MoneyLine(sm) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) or deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(sm) On Demand transactions.

         For each MoneyLine(sm) Service, it may take up to four business days for the transactions to be completed. You can initiate either service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. No Fund charges a fee for MoneyLine(sm) services; however, your bank may charge a fee. Please call the Shareholder Service Center for additional information about these services.

Right of Accumulation
         With respect to Class A Shares, the Right of Accumulation feature allows you to combine the value of your current holdings of Class A Shares, Class B Shares and Class C Shares of a Fund with the dollar amount of new purchases of Class A Shares of a Fund to qualify for a reduced front-end sales charge on such purchases of Class A Shares. Under the Combined Purchases Privilege, you may also include certain shares that you own in other funds in the Delaware Group. See Classes of Shares.

Letter of Intention
         The Letter of Intention feature permits you to obtain a reduced front-end sales charge on purchases of Class A Shares by aggregating certain of your purchases of Delaware Group fund shares over a 13-month period.
See Classes of Shares and Part B.

12-Month Reinvestment Privilege
         The 12-Month Reinvestment Privilege permits you to reinvest proceeds from a redemption of Class A Shares, within one year of the date of the redemption, without paying a front-end sales charge. See Part B.

Exchange Privilege
         The Exchange Privilege permits you to exchange all or part of your shares into shares of other mutual funds in the Delaware Group, subject to certain exceptions and limitations. For additional information on exchanges, see Investing by Exchange under How to Buy Shares and Redemption and Exchange.

Wealth Builder Option
         You may elect to invest in the Funds through regular liquidations of shares in your accounts in other funds in the Delaware Group. Investments under this feature are exchanges and are therefore subject to the same conditions and limitations as other exchanges of Fund shares. See Additional Methods of Adding to Your Investment - Wealth Builder Option and Investing by Exchange under How to Buy Shares and Redemption and Exchange.

Delaware Group Asset Planner
         Delaware Group Asset Planner is an asset allocation service that gives you, when working with a professional financial adviser, the ability to more easily design and maintain investments in a diversified selection of Delaware Group mutual funds. The Asset Planner service offers a choice of four predesigned allocation strategies (each with a different risk/reward profile) made up of separate investments in predetermined percentages of Delaware Group funds. With the guidance of a financial adviser, you may also tailor an allocation strategy that meets your personal needs and goals. See How to Buy Shares.

Financial Information about the Funds
         Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about each Fund's investments and performance. Each Funds fiscal year ends on December 31.

CLASSES OF SHARES

Alternative Purchase Arrangements
         Shares may be purchased at a price equal to the next determined net asset value per share, subject to a sales charge which may be imposed, at the election of the purchaser, at the time of the purchase for Class A Shares ("front-end sales charge alternative"), or on a contingent deferred basis for Class B Shares ("deferred sales charge alternative") or Class C Shares ("level sales charge alternative").

         Class A Shares. An investor who elects the front-end sales charge alternative acquires Class A Shares, which incur a sales charge when they are purchased, but generally are not subject to any sales charge when they are redeemed. Class A Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets of such shares. Certain purchases of Class A Shares qualify for reduced front-end sales charges. See Front-End Sales Charge Alternative - Class A Shares. See also Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value and Distribution (12b-1) and Service.

         Class B Shares. An investor who elects the deferred sales charge alternative acquires Class B Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if shares are redeemed within six years of purchase in the case of Tax-Free Funds and Insured Funds, or within three years of purchase in the case of Tax-Free Intermediate Funds. Class B Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of Tax-Free Funds and Insured Funds for approximately eight years after purchase and of Tax-Free Intermediate Funds for approximately five years after purchase. Class B Shares permit all of the investor's dollars to work from the time the investment is made. The higher 12b-1 Plan expenses paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. Class B Shares of Tax-Free Funds and Insured Funds will automatically be converted into Class A Shares at the end of approximately eight years after purchase and Class B Shares of Tax-Free Intermediate Funds will automatically be converted into Class A Shares at the end of approximately five years after purchase. See Automatic Conversion of Class B Shares, below.

         Class C Shares. An investor who elects the level sales charge alternative acquires Class C Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for the life of the investment. The higher 12b-1 Plan expenses paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. Unlike Class B Shares, Class C Shares do not convert to another class.

         The alternative purchase arrangements described above permit investors to choose the method of purchasing shares that is most suitable given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge, purchase Class B Shares and have the entire initial purchase amount invested in a Fund with their investment being subject to a CDSC if they redeem shares within the applicable time periods, or purchase Class C Shares and have the entire initial purchase amount invested in a Fund with their investment being subject to a CDSC if they redeem shares within 12 months of purchase. In addition, investors should consider the level of annual 12b-1 Plan expenses applicable to each Class. The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money, and the effect of earning a return on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the desirability of an automatic conversion feature, which is available only for Class B Shares.

         Prospective investors should refer to Appendix A--Investment Illustrations in this Prospectus for an illustration of the potential effect that each of the purchase options may have on a long-term shareholder's investment.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of the Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of the Class B Shares and the Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A, Class B and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Distribution (12b-1) and Service under Management of the Funds.

         Dividends paid on Class A, Class B and Class C Shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Calculation of Offering Price and Net Asset Value Per Share.

         The NASD has adopted certain rules relating to investment company sales charges. The Funds and the Distributor intend to operate in compliance with these rules.

Front-End Sales Charge Alternative - Class A Shares
         Class A Shares may be purchased at the offering price, which reflects a maximum front-end sales charge of 3.75% in the case of Tax-Free Funds and Insured Funds, or 2.75% in the case of Tax-Free Intermediate Funds.
See Calculation of Offering Price and Net Asset Value Per Share.

         Purchases of $100,000 or more carry a reduced front-end sales charge as shown in the following tables.


                        Tax-Free Funds and Insured Funds+
-----------------------------------------------------------------------------

                                                                                                         Dealer's
                                                                                                      Commission***
                                                     Front-End Sales Charge as % of                      as % of
Amount of Purchase                                   Offering                                            Offering
                                                        Price           Amount Invested                    Price
--------------------------------------------------------------------------------------------------------------------------
Less than $100,000                                     3.75%                0.00%**                        3.25%
$100,000 but less than $250,000                        3.00                 0.00**                         2.50
$250,000 but less than $500,000                        2.50                 0.00**                         2.00
$500,000 but less than $1,000,000*                     2.00                 0.00**                         1.75
--------------------------------------------------------------------------------------------------------------------------


                              Intermediate Funds++
-------------------------------------------------------------------------------

                                                                                                         Dealer's
                                                                                                      Commission***
                                                     Front-End Sales Charge as % of                       as % of
Amount of Purchase                                   Offering                                            Offering
                                                        Price           Amount Invested                    Price
--------------------------------------------------------------------------------------------------------------------------
Less than $100,000                                     2.75%                0.00%**                         2.35%
$100,000 but less than $250,000                        2.00                 0.00**                          1.75
$250,000 but less than $500,000                        1.00                 0.00**                          0.75
$500,000 but less than $1,000,000*                     1.00                 0.00**                          0.75
--------------------------------------------------------------------------------------------------------------------------

 * There is no front-end sales charge on purchases of Class A shares of $1 million or more but, under certain limited circumstances, a 1% limited contingent deferred sales charge may apply upon redemption of such shares.

** The front-end sales charge as a percentage of the amount invested is based on the net asset value per share of the respective Class A shares as of the end of the most recent fiscal year. Those amounts are as follows:


                                                    Offering Price                                                 Offering Price
                                        3.75%  3.00%    2.50%    2.00%                                       2.75%  2.00%   1.00%
                                       ---------------------------------                                     ---------------------
                                               Amount Invested                                                     Amount Invested
                                       ---------------------------------                                     ---------------------
         Tax-Free Arizona               3.93%   3.08%    2.52%    2.06%      Tax-Free Arizona Intermediate    2.80%  2.00%   1.00%
         Tax-Free Arizona Insured       3.89    3.07     2.53     2.08       Tax-Free California Intermediate 2.80   2.00    1.00
         Tax-Free California            3.93    3.07     2.59     2.01       Tax-Free Colorado Intermediate   2.80   2.00    1.00
         Tax-Free California Insured    3.90    3.05     2.57     2.00       Tax-Free Florida Intermediate    2.78   2.01    1.05
         Tax-Free Colorado              3.90    3.06     2.60     2.04       Tax-Free Minnesota Intermediate  2.82   2.00    1.00
         Tax-Free Colorado Insured      3.90    3.10     2.60     2.00
         Tax-Free Florida               3.90    3.14     2.57     2.00
         Tax-Free Florida Insured       3.92    3.08     2.52     2.05
         Tax-Free Idaho                 3.94    3.12     2.57     2.02
         Tax-Free Iowa                  3.85    3.12     2.60     2.08
         Tax-Free Kansas                3.88    3.13     2.56     2.08
         Tax-Free Minnesota             3.87    3.06     2.58     2.02
         Minnesota Insured              3.87    3.02     2.55     2.08
         Tax-Free Missouri Insured      3.86    3.09     2.60     2.03
         Tax-Free New Mexico            3.89    3.06     2.59     2.04
         Tax-Free New York Fund         3.93    3.09     2.53     2.06
         Tax-Free North Dakota          3.86    3.13     2.57     2.02
         Tax-Free Oregon Insured        3.85    3.14     2.53     2.03
         Tax-Free Washington Insured    3.88    3.11     2.52     2.04
         Tax-Free Wisconsin             3.94    3.11     2.59     2.07
         Tax-Free Utah                  3.87    3.14     2.58     2.03

*** Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.
-------------------------------------------------------------------------------


+ Tax-Free Funds and Insured Funds: Tax-Free Arizona, Tax-Free Arizona Insured, Tax-Free California, Tax-Free California Insured, Tax-Free Colorado, Colorado Insured Tax-Free Florida, Tax-Free Florida Insured, Free, Tax-Free Idaho, Tax-Free Iowa, Tax-Free Kansas, Tax-Free Minnesota, Minnesota Insured, Tax-Free Missouri Insured, Tax-Free New Mexico, Tax-Free New York Fund, Tax-Free North Dakota, Tax-Free Oregon Insured, Tax-Free Washington Insured, Tax-Free Wisconsin and Tax-Free Utah.

++ Tax-Free Intermediate Funds: Tax-Free Arizona Intermediate, Tax-Free California Intermediate, Tax-Free Colorado Intermediate, Tax-Free Florida Intermediate and Tax-Free Minnesota Intermediate.
-------------------------------------------------------------------------------


         A Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by such Fund. Such reduced front-end sales charges are not retroactive.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional commission of up to 0.15% of the offering price. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.
-------------------------------------------------------------------------------

         For initial purchases of Class A Shares of Tax-Free Funds and Insured Funds of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made in accordance with the following schedule:

                                                            Dealer's Commission
                                                            (as a percentage of
         Amount of Purchase                                  amount purchased)
         ------------------                                  -----------------

         Up to $2 million                                        1.00%
         Next $1 million up to $3 million                        0.75
         Next $2 million up to $5 million                        0.50
         Amount over $5 million                                  0.25

         For initial purchases of Class A shares of Tax-Free Intermediate Funds of $1,000,000 or more, a dealer's commission may be paid by the Underwriter to financial advisers through whom such purchases are made in accordance with the following schedule:
                                                            Dealer's Commission
                                                            (as a percentage of
         Amount of Purchase                                  amount purchased)
         ------------------                                  -----------------

         Up to $2 million                                        0.50%
         Next $1 million up to $3 million                        0.50
         Next $2 million up to $5 million                        0.40
         Amount over $5 million                                  0.20

         In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies may be aggregated with those of the Class A Shares of a Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

         Redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC if the dealer's commission described above was paid in connection with the purchase of those shares. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Combined Purchases Privilege
         By combining your holdings of Class A Shares with your holdings of Class B Shares and/or Class C Shares of a Fund and shares of other funds in the Delaware Group, except those noted below, you can reduce the front-end sales charges on any additional purchases of Class A Shares. Shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with ownership of variable insurance products may be combined with other Delaware Group fund holdings. Assets held in any stable value product available through the

Delaware Group may be combined with other Delaware Group fund holdings. Shares of other funds that do not carry a front-end sales charge or CDSC may not be included unless they were acquired through an exchange from a Delaware Group fund that does carry a front-end sales charge or CDSC.

         This privilege permits you to combine your purchases and holdings with those of your spouse, your children under 21 and any trust, fiduciary or retirement account for the benefit of such family members.

         It also permits you to use these combinations under a Letter of Intention. A Letter of Intention allows you to make purchases over a 13-month period and qualify the entire purchase for a reduction in front-end sales charges on Class A Shares.

         Combined purchases of $1,000,000 or more, including certain purchases made at net asset value pursuant to a Right of Accumulation or under a Letter of Intention, may result in the payment of a dealer's commission and the applicability of a Limited CDSC. Investors should consult their financial advisers or the Shareholder Service Center about the operation of these features. See Front-End Sales Charge Alternative Class A Shares, above.

Buying Class A Shares at Net Asset Value
         Class A Shares of a Fund may be purchased at net asset value under the Delaware Group Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege. See The Delaware Difference and Redemption and Exchange for additional information.

         Purchases of Class A Shares may be made at net asset value by current and former officers, directors or trustees and employees (and members of their families) of the Manager, any affiliate, any of the funds in the Delaware Group, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Group funds. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs.

         Investors in Delaware-Voyageur Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds in the Delaware Group at net asset value.

         A Fund must be notified in advance that an investment qualifies for purchase at net asset value.

Deferred Sales Charge Alternative - Class B Shares
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Tax-Free Funds and Insured Funds at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. Such payments for Tax-Free Intermediate Funds are currently anticipated to be in an amount equal to no more than 2%. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if Tax-Free Funds and Insured Funds are redeemed within six years of purchase and Tax-Free Intermediate Funds are redeemed within three years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Class B Shares described in this Prospectus, even after the exchange. Tax-Free Funds and Insured Funds' Class B Shares CDSC schedule may be higher than the CDSC schedule for the Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
         Class B Shares of Tax-Free Funds and Insured Funds, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Class B Shares of Tax-Free Intermediate Funds, other than shares acquired through reinvestment of dividends, held for five years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If, as applicable, the eighth or fifth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If such anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after the anniversary. Consequently, if a shareholder's anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after, as applicable, the eighth or fifth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

Level Sales Charge Alternative - Class C Shares
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, however, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Class C Shares as described in this Prospectus. See Redemption and Exchange.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares redeemed within prescribed periods after purchase may be subject to a CDSC at the rates set forth below and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestments of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class B Shares or the Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Group fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

         The following table sets forth the rates of the CDSC for the Class B Shares of Tax-Free Funds and Insured Funds:

                                             Contingent Deferred
                                             Sales Charge (as a
                                             Percentage of
                                             Dollar Amount
Year After Purchase Made                     Subject to Charge)
------------------------                     ------------------

         0-2                                       4%
         3-4                                       3%
         5                                         2%
         6                                         1%
         7 and thereafter                         None

During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares of Tax-Free Funds and Insured Funds will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares, above. Investors are reminded that the Class A Shares into which the Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets of such shares.

         The following table sets forth the rates of the CDSC for the Class B Shares of Tax-Free Intermediate Funds:

                                                       Contingent Deferred
                                                       Sales Charge (as a
                                                       Percentage of
                                                       Dollar Amount
        Year After Purchase Made                       Subject to Charge)
        ------------------------                       -------------------
                  0-2                                          2%
                  3                                            1%
                  4 and thereafter                            None

During the fourth year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares of Tax-Free Intermediate Funds will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares above. Investors are reminded that the Class A Shares into which the Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets representing such shares.

        In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that Class B Shares of Tax-Free Funds and Insured Funds held for more than six years and Class B Shares of Tax-Free Intermediate Funds held for more than three years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year or three-year period, as applicable. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

        All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

        The CDSC is waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange.

Other Payments to Dealers -- Class A, Class B and Class C Shares
        From time to time at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits, as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.

        Subject to pending amendments to the NASD's Rules of Fair Practice, in connection with the promotion of Delaware Group fund shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the Securities and Exchange Commission. It is likely that the NASD's Rules of Fair Practice will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Rules of Fair Practice as they may be amended.

HOW TO BUY SHARES

Purchase Amounts
        Generally, the minimum initial purchase is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of shares of any Class generally must be $100 or more. For purchases under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or through an Automatic Investing Plan, there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25.

        There is a maximum purchase limitation of $250,000 on each purchase of Class B Shares. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind that reduced front-end sales charges are available on investments of $100,000 or more in Class A Shares, and that Class A Shares (i) are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and (ii) generally are not subject to a CDSC.

Investing through Your Investment Dealer
        You can make a purchase of shares of the Funds through most investment dealers who, as part of the service they provide, must transmit orders promptly. They may charge for this service. If you want a dealer but do not have one, the Delaware Group can refer you to one.

Investing by Mail
1. Initial Purchases--An Investment Application must be completed, signed and sent with a check, payable to the specific Fund and Class selected to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to the specific Fund and Class selected. Your check should be identified with your name(s) and account number. An investment slip (similar to a deposit slip) is provided at the bottom of transaction confirmations and dividend statements that you will receive from your Fund. Use of this investment slip can help expedite processing of your check when making additional purchases. Your investment may be delayed if you send additional purchases by certified mail.

Investing by Wire
        You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 1412893401 (include your name(s) and your account number for the Class in which you are investing).

1. Initial Purchases--Before you invest, telephone the Shareholder Service Center to get an account number. If you do not call first, processing of your investment may be delayed. In addition, you must promptly send your Investment Application for the specific Fund and Class selected, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You should advise the Shareholder Service Center by telephone of each wire you send.

Investing by Exchange
        If you have an investment in another mutual fund in the Delaware Group, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

        Holders of Class A Shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Group, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Group. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Group funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Group funds. See Appendix B-- Classes Offered for a list of Delaware Group funds and the classes they offer. Class A Shares of each Fund may also be exchanged for shares of the Voyageur money market funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of that Fund.

        Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Additional Methods of Adding to Your Investment
        Call the Shareholder Service Center for more information if you wish to use the following services:

1.      Automatic Investing Plan
        The Automatic Investing Plan enables you to make regular monthly investments without writing or mailing checks. You may authorize the Fund in which you have your account to transfer a designated amount monthly from your checking account to your Fund account. Many shareholders use this as an automatic savings plan. Shareholders should allow a reasonable amount of time for initial purchases and changes to these plans to become effective.

2.      Direct Deposit
        You may have your employer or bank make regular investments directly to your account for you (for example: payroll deduction, pay by phone, annuity payments). Each Fund also accepts preauthorized recurring government and private payments by Electronic Fund Transfer, which avoids mail time and check clearing holds on payments such as social security, federal salaries, Railroad Retirement benefits, etc.

                                 *     *     *

        Should investments through an automatic investing plan or by direct deposit be reclaimed or returned for some reason, the Fund in which you have your account has the right to liquidate your shares to reimburse the government or transmitting bank. If there are insufficient funds in your account, you are obligated to reimburse the Fund.

3.      MoneyLine (sm) On Demand
        Through the MoneyLine (sm) On Demand service, you or your investment dealer may call the Fund to request a transfer of funds from your predesignated bank account to your Fund account. See MoneyLine (sm) Services under The Delaware Difference for additional information about this service.

4.      Wealth Builder Option
        You can use our Wealth Builder Option to invest in a Fund through regular liquidations of shares in your accounts in other funds in the Delaware Group. You may also elect to invest in other mutual funds in the Delaware Group through the Wealth Builder Option through regular liquidations of shares in your Fund account.

        Under this automatic exchange program, you can authorize regular monthly amounts (minimum of $100 per fund) to be liquidated from your account in one or more funds in the Delaware Group and invested automatically into any other account in a Delaware Group mutual fund that you may specify. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above. You can terminate your participation in Wealth Builder at any time by giving written notice to the fund from which the exchanges are made. See Redemption and Exchange.

5.      Dividend Reinvestment Plan
        You can elect to have your distributions (capital gains and/or dividend income) paid to you by check or reinvested in your account. Or, you may invest your distributions in certain other funds in the Delaware Group, subject to the exceptions noted below as well as the eligibility and minimum purchase requirements set forth in each fund's prospectus.

        Reinvestments of distributions into Class A Shares of a Fund or of other Delaware Group funds are made without a front-end sales charge. Reinvestments of distributions into Class B Shares of a Fund or of other Delaware Group funds or into Class C Shares of a Fund or of other Delaware Group funds are also made without any sales charge and will not be subject to a CDSC if later redeemed. See Automatic Conversion of Class B Shares under Classes of Shares for information concerning the automatic conversion of Class B Shares acquired by reinvesting dividends.

        Holders of Class A Shares of a Fund may not reinvest their distributions into Class B Shares or Class C Shares of any fund in the Delaware Group, including the Funds. Holders of Class B Shares of a Fund may reinvest their distributions only into Class B Shares of the funds in the Delaware Group which offer that class of shares. Similarly, holders of Class C Shares of a Fund may reinvest their distributions only into Class C Shares of the funds in the Delaware Group which offer that class of shares. See Appendix B--Classes Offered for a list of the funds offering those classes of shares. For more information about reinvestments, call the Shareholder Service Center.

Delaware Group Asset Planner
        To invest in Delaware Group funds using the Delaware Group Asset Planner asset allocation service, you should complete a Delaware Group Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. As previously described, the Delaware Group Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Group funds. With the help of a financial adviser, you may also design a customized asset allocation strategy.

        The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Group accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange, above. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of a Fund and of other funds in the Delaware Group may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Group funds. See Appendix B-- Classes Offered for the funds in the Delaware Group that offer consultant class shares.

        An annual maintenance fee, currently $35 per Strategy, is typically due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, the annual maintenance fee is waived until further notice. See Part B.

        Investors will receive a customized quarterly Strategy Report summarizing all Delaware Group Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

        Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Purchase Price and Effective Date
        The offering price and net asset value of Class A, Class B and Class C Shares are determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

        The effective date of a purchase made through an investment dealer is the date the order is received by a Fund. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the offering price or net asset value of shares is determined, as noted above. Purchase orders received after such time will be effective the next business day.

The Conditions of Your Purchase
        Each Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

        Each Fund also reserves the right, following shareholder notification, to charge a service fee on non- retirement accounts that, as a result of a redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

        Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

REDEMPTION AND EXCHANGE

        You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other tax-advantaged funds, bond funds, equity funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. See Taxes. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in the Delaware Group will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Group directly for fund information.

        All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.

        Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See Purchase Price and Effective Date under How to Buy Shares. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

        Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

        Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

        There is no front-end sales charge or fee for exchanges made between shares of funds which both carry a front-end sales charge. Any applicable front-end sales charge will apply to exchanges from shares of funds not subject to a front-end sales charge, except for exchanges involving assets that were previously invested in a fund with a front-end sales charge and/or exchanges involving the reinvestment of dividends.

        Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of the other funds in the Delaware Group (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Prospectus and any CDSC assessed upon redemption will be charged by the Fund from which the Original Shares were exchanged. In an exchange of shares from either USA B Class or Insured B Class, the CDSC schedule for such Class may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. The automatic conversion schedule of the Original Shares of the Class B Shares of Tax-Free Funds and Insured Funds may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to the Class B Shares of Tax-Free Funds and Insured Funds shares for a longer period of time than if the investment in New Shares were made directly.

        Various redemption and exchange methods are outlined below. Except for the CDSC applicable to certain redemptions of Class B and Class C Shares and the Limited CDSC applicable to certain redemptions of Class A Shares purchased at net asset value, there is no fee charged by the Fund or the Distributor for redeeming or exchanging your shares, but such fees could be charged in the future. You may have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.

        All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by a Fund or its agent.

Written Redemption
        You can write to each Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. Each signature guarantee must be supplied by an eligible guarantor institution. Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

        Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
        You may also write to each Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
        To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

        The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

        Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
        The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
        Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

MoneyLine (sm) On Demand
        Through the MoneyLine (sm) On Demand service, you or your investment dealer may call the Fund to request a transfer of funds from your Fund account to your predesignated bank account. See MoneyLine (sm) Services under The Delaware Difference for additional information about this service.

Telephone Exchange
        The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in the Delaware Group under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

Systematic Withdrawal Plans
        This plan provides shareholders with a consistent monthly (or quarterly) payment. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. With accounts of at least $5,000, you may elect monthly withdrawals of $25 (quarterly $75) or more. The Funds do not recommend any particular monthly amount, as each shareholder's situation and needs vary. Payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine (sm) Direct Deposit Service. Through this service, it may take up to four business days for the transaction to be completed. There are no separate fees for this redemption method. See MoneyLine (sm) Services under The Delaware Difference for more information about this service.

                                  *     *     *

        Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

        Redemptions of Class A Shares via a Systematic Withdrawal Plan may be subject to a Limited CDSC if the original purchase was made at net asset value within the 12 months prior to the withdrawal and a dealer's commission was paid on that purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below.

        The applicable CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if, on the date that the Plan is established, the annual amount selected to be withdrawn is less than 12% of the account balance. If the annual amount selected to be withdrawn exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares, below.

        For more information on Systematic Withdrawal Plans, call the Shareholder Service Center.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value
        A Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission previously described. See Classes of Shares.

        The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed; or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Group fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

        Redemptions of such Class A Shares held for more than 12 months will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Group fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the 12-month holding period. The Limited CDSC is assessed if such 12-month period is not satisfied irrespective of whether the redemption triggering its payment is of the Class A Shares of a Fund or the Class A Shares acquired in the exchange.

        In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares
        The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; and (ii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Classes of Shares).

Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares
        The CDSC is waived on certain redemptions of Class B Shares and Class C Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; and (ii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

        In addition, the CDSC will be waived on Class B and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

DIVIDENDS AND DISTRIBUTIONS

        The present policy of each Fund is to declare a distribution from net investment income on each day that the Fund is open for business. Thus, when redeeming shares, dividends continue to be credited up to and including the date of redemption. Distributions of net investment income are paid monthly. Net realized long term capital gains, if any, are distributed annually, after utilization of any available capital loss carryovers.

        Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if a Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

        Each Class of a Fund will share proportionately in the investment income and expenses of that Fund, except that the per share dividends from net investment income on Class A Shares, Class B Shares and Class C Shares will vary due to the expenses under the 12b-1 Plan applicable to each Class. Generally, the dividends per share on Class B Shares and Class C Shares can be expected to be lower than the dividends per share on Class A Shares because the expenses under the 12b-1 Plans relating to Class B Shares and Class C Shares will be higher than the expenses under the 12b-1 Plan relating to Class A Shares. See Distribution (12b-1) and Service under Management of the Funds.

        Both dividends and distributions, if any, are automatically reinvested in your account at net asset value, unless you elect otherwise. See The Delaware Difference for more information on reinvestment options. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date.

        Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in your account at the then-current net asset value and the dividend option may be changed from cash to reinvest. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine (sm) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. See MoneyLine (sm) Services under The Delaware Difference for more information about this service.

TAXES

        The tax discussion set forth below is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

        Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, each Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code. Each Fund intends to distribute substantially all of the its net investment income and net capital gains, if any.

        Each Fund intends to invest a sufficient portion of its assets in municipal bonds and notes so that it will qualify to pay "exempt-interest dividends" to shareholders. Such exempt-interest dividends distributed to shareholders are excluded from a shareholder's gross income for federal tax purposes.

        A portion of each Fund's dividends may be derived from income on "private activity" municipal bonds and therefore may be a preference item under federal tax law and subject to the federal alternative minimum tax. No portion of a Fund's distributions will be eligible for the dividends-received deduction for corporations.

        To the extent dividends are derived from taxable income on temporary investments or short-term capital gains, they are treated as ordinary income, whether received in cash or in additional shares. In addition, gain from the disposition of a tax-exempt bond that was acquired after April 30, 1993 for a price less than the principal amount of the bond is taxable to shareholders as ordinary income to the extent of the accrued market discount.

        Distributions paid by a Fund from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Funds do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a byproduct of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in a Fund are made shortly before the record date for a capital gains distribution, a portion of the investment will be returned as a taxable distribution.

        Dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

        The sale of shares of a Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between a Fund and any other fund in the Delaware Group. Any loss incurred on a sale or exchange of Fund shares that had been held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares and will be disallowed to the extent of exempt-interest dividends paid with respect to such shares. All or a portion of the sales charge incurred in acquiring Fund shares will be excluded from the federal tax basis of any of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss upon sale of such shares) if the sale proceeds are reinvested in a Fund or in another fund in the Delaware Group of funds and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

        Exempt-interest dividends paid by each Fund, although exempt from regular federal income tax in the hands of a shareholder, are includable in the tax base for determining the extent to which a shareholder's Social Security benefits would be subject to federal income tax. Shareholders are required to disclose their receipt of tax-exempt interest on their federal income tax returns.

        The automatic conversion of Class B Shares into Class A Shares of the relevant Fund will be tax-free for federal tax purposes. See Automatic Conversion of Class B Shares under Classes of Shares.

        The exemption of dividends for regular federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. It is recommended that shareholders consult their tax advisers in this regard.

        Shares of each Fund will be exempt from Pennsylvania county personal property taxes. The Funds will report annually the percentage of interest income earned on the municipal obligations on a state-by-state basis during the proceeding calendar year.

        Each year, you will receive information on the tax status of your Fund's dividends and distributions.

        Each Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Investment Application your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

        See Taxes in Part B for additional information on tax matters relating to each Fund and its shareholders.

        The following is a summary of certain information regarding state taxation.

Arizona State Taxation
        The portion of exempt-interest dividends that is derived from interest income on Arizona Tax Exempt Obligations is excluded from the Arizona taxable income of individuals, estates, trusts, and corporations. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains under Arizona law.

California State Taxation
        Individual shareholders of the California Funds who are subject to California personal income taxation will not be required to include in their California gross income that portion of their federally tax exempt dividends which a Fund clearly identifies as directly attributable to interest earned on California state or municipal obligations, and dividends which a Fund clearly identifies as directly attributable to interest earned on obligations of the United States, the interest on which is exempt from California personal income tax pursuant to federal law, provided that at least 50% of the value of the Fund's total assets consists of obligations the interest on which is exempt from California personal income taxation pursuant to federal or California law. Distributions to individual shareholders derived from interest on state or municipal obligations issued by governmental authorities in states other than California, short-term capital gains and other taxable income will be taxed as dividends for purposes of California personal income taxation. Each Fund's long term capital gains for federal income tax purposes will be taxed as long-term capital gains to individual shareholders of the Fund for purposes of California personal income taxation. Gain or loss, if any, resulting from an exchange or redemption of shares will be recognized in the year of the change or redemption.

Colorado State Taxation
        To the extent that dividends are derived from interest income on Colorado Tax Exempt Obligations, such dividends will also be exempt from Colorado income taxes for individuals, trusts, estates, and corporations. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains under Colorado law.

Florida State Taxation
        Florida does not currently impose a tax on the income of individuals, and individual shareholders of the Florida Funds will thus not be subject to income tax in Florida on distributions from the Florida Funds or upon the sale of shares held in such Funds. Florida does, however, impose a tax on intangible personal property held by individuals as of the first day of each calendar year. Under a rule promulgated by the Florida Department of Revenue, shares in the Florida Funds will not be subject to the intangible property tax so long as, on the last business day of each calendar year, all of the assets of each Fund consist of obligations of the U. S. government and its agencies, instrumentalities and territories, and the State of Florida and its political subdivisions and agencies. If any Florida Fund holds any other types of assets on that date, then the entire value of the shares in such Fund (except for the portion of the value of the shares attributable to U. S. government obligations) will be subject to the intangible property tax. Each Florida Fund must sell any non-exempt assets held in its portfolio during the year and reinvest the proceeds in exempt assets prior to December 31. Transaction costs involved in converting the portfolio's assets to such exempt assets would likely reduce the Florida Funds' investment return and might, in extraordinary circumstances, exceed any increased investment return such Funds had achieved by investing in non-exempt assets during the year. Corporate shareholders in the Florida Funds may be subject to the Florida income tax imposed on corporations, depending upon the domicile of the corporation and upon the extent to which income received from such Fund constitutes "nonbusiness income" as defined by applicable Florida law.

Idaho State Taxation
        The Idaho Fund has received a ruling from the Idaho Department of Revenue that provides that dividends paid by the Idaho Fund that are attributable to (a) interest earned on bonds issued by the State of Idaho, its cities and political subdivisions, and (b) interest earned on obligations of the U.S. government or its territories and possessions will not be included in the income of Fund shareholders subject to either the Idaho personal income tax or the Idaho corporate franchise tax. All other dividends paid by the Idaho Fund will be subject to the Idaho personal or corporate income tax. Capital gain dividends qualifying as long-term capital gains for federal tax purposes will be treated as long-term capital gains for Idaho income tax purposes. Idaho taxes long-term capital gains at the same rates as ordinary income, while imposing limitations on the deductibility of capital losses similar to those under federal law.

Iowa State Taxation
        The Iowa Fund has received a ruling from the Iowa Department of Revenue and Finance dated May 21, 1993 to the effect that dividends paid by the Iowa Fund that are attributable to (a) interest earned on bonds issued by the State of Iowa, its political subdivisions, agencies and instrumentalities, the interest on which is exempt from taxation by Iowa statute, and (b) interest earned on obligations of the U.S. government or its territories and possessions will not be included in the income of the Fund shareholders subject to either the Iowa personal or the Iowa corporate income tax, except in the case of shareholders that are financial institutions subject to the tax imposed by Iowa Code ss. 422.60. All other dividends paid by the Iowa Fund will be subject to the Iowa personal or corporate income tax. Capital gain dividends qualifying as long-term capital gains for federal tax purposes will be treated as long-term capital gains for Iowa income tax purposes.

Kansas State Taxation
        Individuals, trusts, estates and corporations will not be subject to Kansas income tax on the portion of dividends derived from interest on obligations of Kansas and its political subdivisions issued after December 31, 1987, and interest on specified obligations of Kansas and its political subdivisions issued before January 1, 1988. The Fund intends to invest only in Kansas obligations the interest on which is excludable from Kansas taxable income. All remaining dividends (except for dividends, if any, derived from interest paid on obligations of the United States, its territories and possessions), including dividends derived from capital gains, will be includable in the taxable income of individuals, trusts, estates, and corporations. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains. Kansas taxes long-term capital gains at the same rates as ordinary income, while restricting the deductibility of capital losses. Dividends received by shareholders will be exempt from the tax on intangibles imposed by certain counties, cities and townships.

Minnesota State Taxation
        Minnesota taxable net income is based generally on federal taxable income. The portion of exempt-interest dividends that is derived from interest income on Minnesota Tax Exempt Obligations is excluded from the Minnesota taxable net income of individuals, estates and trusts, provided that the portion of the exempt-interest dividends from such Minnesota sources paid to all shareholders represents 95 percent or more of the exempt-interest dividends paid by the respective Fund. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains. Minnesota has repealed the favorable treatment of long-term capital gains, while retaining restrictions on the deductibility of capital losses. Exempt interest dividends subject to the federal alternative minimum tax will also be subject to the Minnesota alternative minimum tax imposed on individuals, estates and trusts.

        The 1995 Minnesota Legislature has enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Tax-Free Minnesota Intermediate Fund, the Minnesota Insured Fund, and the Tax-Free Minnesota Fund are not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Funds cannot predict the likelihood that interest on the Minnesota Tax Exempt Obligations held by the Funds would become taxable under this Minnesota statutory provision.

Missouri State Taxation
        The portion of exempt interest dividends that is derived from interest on Missouri Tax Exempt Obligations is excluded from the taxable income of individuals, trusts, and estates and of corporations subject to the Missouri corporate income tax. All remaining dividends (except dividends attributable to interest on obligations of the United States, its territories and possessions), including dividends derived from capital gains, will be includable in the taxable income of individuals, trusts, estates and corporations. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains. Missouri taxes long-term capital gains at the same rates as ordinary income, while restricting the deductibility of capital losses.

New York State and City Taxation
        The portion of exempt-interest dividends that is derived from interest income on New York Tax-Exempt Obligations is excluded from the New York State and New York City gross income of individuals, estates and trusts; the remaining portion of such dividends, and dividends that are not tax-exempt interest dividends, are included in the New York State and New York City gross income of individuals, estates, and trusts. Exempt-interest dividends are not excluded from the New York State and New York City gross income of corporations and banks, and dividends from the Fund will not qualify for the New York State or New York City dividends-received deduction for corporations and banks.

New Mexico State Taxation
        The portion of exempt interest dividends that is derived from interest on New Mexico Tax Exempt Obligations is excluded from the taxable income of individuals, trusts, and estates, and of corporations subject to the New Mexico corporate income tax. The Fund will provide shareholders with an annual statement identifying income paid to shareholders by source. All remaining dividends (except for dividends, if any, derived from interest paid on obligations of the United States, its territories and possessions), including dividends derived from capital gains, will be includable in the taxable income of individuals, trusts, estates and corporations. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains. New Mexico taxes long-term capital gains at the same rates as ordinary income, while restricting the deductibility of capital losses.

North Dakota State Taxation
        North Dakota taxable income is based generally on federal taxable income. The portion of exempt interest dividends that is derived from interest income on North Dakota Tax Exempt Obligations is excluded from the North Dakota taxable income of individuals, estates, trusts and corporations. Exempt interest dividends are not excluded from the North Dakota taxable income of banks. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains under North Dakota law.

Oregon State Taxation
        The portion of exempt interest dividends that is derived from interest on Oregon Tax Exempt Obligations is excluded from the taxable income of individuals, trusts and estates. All remaining dividends (except for dividends, if any, derived from interest paid on obligations of the United States, its territories and possessions), including dividends derived from capital gains, will be includable in the taxable income of individuals, trusts and estates. Furthermore, all dividends, including exempt interest dividends, will be includable in the taxable income of corporations subject to the Oregon corporation excise tax. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains. Oregon taxes long-term capital gains at the same rates as ordinary income, while restricting the deductibility of capital losses.

Utah State Taxation
        All exempt interest dividends, whether derived from interest on Utah Tax Exempt Obligations or the Tax Exempt Obligations of any other state, are excluded from the taxable income of individuals, trusts, and estates. Any remaining dividends (except for dividends, if any, derived from interest paid on obligations of the United States, its territories and possessions), including dividends derived from capital gains, will be includable in the taxable income of individuals, trusts, and estates. Furthermore, all dividends, including exempt interest dividends, will be includable in the taxable income of corporations subject to the Utah corporate franchise tax. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains. Utah taxes long-term capital gains at the same rates as ordinary income, while restricting the deductibility of capital losses.

Washington State Taxation
        Washington does not currently impose an income tax on individuals or corporations. Therefore, dividends paid to shareholders will not be subject to tax in Washington.

Wisconsin State Taxation
        The Wisconsin Fund has received a ruling from the Wisconsin Department of Revenue dated July 7, 1993 to the effect that dividends paid by the Wisconsin Fund that are attributable to (a) interest earned on certain higher education bonds issued by the State of Wisconsin, certain bonds issued by the Wisconsin Housing and Economic Development authority, Wisconsin Housing Finance Authority bonds, and public housing authority bonds and redevelopment authority bonds issued by Wisconsin municipalities, the interest on which is exempt from taxation by Wisconsin statute, and (b) interest earned on obligations of the U.
S. government or its territories and possessions will not be included in the income of the Fund shareholders subject to the Wisconsin personal income tax. Capital gain dividends qualifying as long-term capital gains for federal tax purposes will be treated as long-term capital gains for Wisconsin income tax purposes.

        The foregoing discussion relates to federal and state taxation as of the date of the Prospectus. See Taxes in Part B. Distributions from the Funds, including exempt-interest dividends, may be subject to tax in other states. This discussion is not intended as a substitute for careful tax planning. You are urged to consult your tax adviser with specific reference to your own tax situation.

CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE

        The net asset value ("NAV") per share for a Fund is computed by adding the value of all securities and other assets in that Fund's portfolio, deducting any liabilities of that Fund (expenses and fees are accrued daily) and dividing by the number of that Fund's shares outstanding. Debt securities are priced on the basis of valuations provided by an independent pricing service using methods approved by the Board of Directors and Trustees. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by the Board of Directors and Trustees.

        Class A Shares are purchased at the offering price per share, while Class B Shares and Class C Shares are purchased at the NAV. The offering price per share of Class A Shares consists of the NAV per share next computed after the order is received, plus any applicable front-end sales charges.

        The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

        The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in that Fund represented by the value of shares of such Classes, except that Class A Shares, Class B Shares and Class C Shares will bear only the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that may be allocable to each Class, the dividends paid to each Class of a particular Fund may vary. However, the NAV per share of each Class of a particular Fund is expected to be equivalent.

MANAGEMENT OF THE FUNDS

Directors and Trustees
        The business and affairs of each Fund are managed under the direction of the Board of Directors and Trustees. Part B contains additional information regarding the directors, trustees and officers.

Investment Manager
        The Manager furnishes investment management services to each Fund.

        The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On June 30, 1997, the Manager and its affiliates within the Delaware Group, including Delaware International Advisers Ltd., were supervising in the aggregate more than $37 billion in assets in the various institutional or separately managed (approximately $22,302,518,000) and investment company (approximately $15,246,733,000) accounts.

        Prior to May 1, 1997, Voyageur Fund Managers, Inc. ("Voyageur") had been retained under an investment advisory contract to act as each Fund's investment adviser, subject to the authority of the Board of Directors or Trustees, as appropriate for each Fund. Prior to that date, Voyageur was an indirect, wholly-owned subsidiary of Dougherty Financial Group, Inc. ("DFG"). After the close of business on April 30, 1997, Voyageur became an indirect, wholly owned subsidiary of Lincoln National Corporation ("LNC") as a result of LNC's acquisition of DFG. LNC, headquartered in Fort Wayne, Indiana, owns and operates insurance and investment management businesses, including Delaware Management Holdings, Inc. ("DMH"). Affiliates of DMH serve as adviser, distributor and transfer agent for the Delaware Group of Mutual Funds. DMH, through its subsidiaries, is responsible for the management of approximately $32 billion.

        Because LNC's acquisition of DFG resulted in a change of control of Voyageur, the Funds' previous investment advisory agreements with Voyageur were "assigned," as that term is defined by the Investment Company Act of 1940, and the previous agreements therefore terminated upon the completion of the acquisition. The Boards of Directors and Trustees of the Funds unanimously approved new investment advisory agreements at a meeting held in person on February 14, 1997, and called for a shareholders meeting to approve the new agreements. At a meeting held on April 11, 1997, the shareholders of each Fund approved its respective investment advisory agreements with either Voyageur or the Manager to become effective after the close of business on April 30, 1997, the date the acquisition was completed.

        Beginning May 1, 1997, the Manager, an indirect, wholly-owned subsidiary of LNC, was retained as investment manager of Tax-Free Arizona Intermediate Fund, Tax-Free California Intermediate Fund, Tax-Free Colorado Insured Fund, Tax-Free Colorado Intermediate Fund, the Florida Funds, and Tax-Free New York Fund. Voyageur was retained as investment manager for the other Funds. On May 30, 1997, Voyageur was merged into the Manager and the Manager became the investment manager for such other Funds.

        Each Fund pays its respective investment manager a monthly investment advisory and management fee equivalent on an annual basis to 0.50% of its average daily net assets except each Tax-Free Intermediate Fund pays 0.40% of its average daily net assets.

         Andrew M. McCullagh, Jr. has had, since inception, day-to-day portfolio management responsibility for the Tax-Free Arizona Insured and Tax-Free Arizona Funds, Tax-Free California Insured and Tax-Free California Funds, Tax-Free Colorado Fund, as well as the Tax-Free New Mexico Fund, Tax-Free North Dakota Fund and Tax-Free Utah Fund. Mr. McCullagh serves as Vice President/Senior Portfolio Manager for these Funds. Mr.

McCullagh was a Director of Voyageur and the Voyageur Fund Distributors, Inc. from 1993 through 1995 and a Senior Tax Exempt Portfolio Manager for Voyageur from January 1990 through May 1997. He was also President of Tax-Free Colorado Fund and an Executive Vice President of each of the other Voyageur Funds. Mr. McCullagh currently has over 23 years experience in municipal bond trading, underwriting and portfolio management.

        Elizabeth H. Howell has had, since 1991, day-to-day portfolio management responsibility for the Minnesota Funds, as well as, since inception, the Tax-Free Idaho, Tax-Free Kansas, Tax-Free Missouri, Tax-Free Oregon and Tax-Free Washington Funds. In addition, on May 1, 1997, Ms. Howell resumed day-to-day portfolio management responsibility for the Tax-Free Iowa and Tax-Free Wisconsin Funds, which she managed from their inception to July 1995. Ms. Howell serves as Vice President/Senior Portfolio Manager for these Funds. Ms. Howell was a Vice President and Senior Tax Exempt Portfolio Manager for Voyageur from 1991 to 1997 and was a Vice President of each of the Voyageur Funds. Ms. Howell has over ten years experience as a securities analyst and portfolio manager.

         Patrick P. Coyne and Mitchell L. Conery, each a Vice President/Senior Portfolio Manager of Tax-Free Florida Fund, Tax-Free Florida Insured Fund, Tax-Free Florida Intermediate Fund and Tax-Free New York Fund assumed primary responsibility for making day-to-day investment decisions for these Funds on May 1, 1997. Mr. McCullagh assists Mr. Coyne and Mr. Conery with the management of the Florida Funds. Mr. Coyne is a graduate of Harvard University with an MBA from the University of Pennsylvania's Wharton School. Prior to joining joined the Delaware Group's fixed-income department in 1990, Mr. Coyne was as a manager of Kidder, Peabody & Co. Inc.'s trading desk, and specialized in trading high grade municipal bonds and municipal futures contracts. Mr. Coyne is a member of the Municipal Bond Club of Philadelphia. Mr. Conery joined Delaware Group in January 1997. He holds a bachelor's degree from Boston University and an MBA in Finance from the State University of New York at Albany. He has served as an investment officer with Travelers Insurance and as a research analyst with CS First Boston and MBIA Corporation. Mr. Coyne and Mr. Conery are also Vice Presidents/Senior Portfolio Managers for Delaware Group Tax-Free Fund, Inc. and DMC Tax-Free Income Trust - Pennsylvania.

        In making investment decisions for the Florida Funds, Mr. Coyne and Mr. Conery regularly consult with Paul E. Suckow and other members of Delaware Group's fixed-income department. Mr. Suckow is Executive Vice President/Chief Investment Officer, Fixed Income of the Funds and each of the other funds in the Delaware Group. He is a CFA charterholder and a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed-income portfolio manager at the Delaware Group from 1981-1985. He returned to the Delaware Group in 1993 after eight years with Oppenheimer Manager Corporation where he served as Executive Vice President and Director of Fixed Income.

Portfolio Trading Practices
        Each Fund normally will not invest for short-term trading purposes. However, each Fund may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of each Fund and may affect taxes payable by such Fund's shareholders to the extent that net capital gains are realized. Given each Fund's investment objective, it is anticipated that the portfolio turnover rate of each Fund will not exceed 100%. During the past two fiscal years, the portfolio turnover rates for each Fund were as follows:

Fund                                     1995              1996

Tax-Free Arizona Insured Fund             42.96%          42.76%
Tax-Free Arizona Fund                     38.05(1)        70.14
Tax-Free California Insured Fund         107.45           54.52
Tax-Free California Fund                  39.51(1)         7.87
Tax-Free Colorado Fund                    82.83           40.35
Tax-Free Florida Intermediate Fund        27.76           63.06
Tax-Free Florida Insured Fund            101.48           57.18
Tax-Free Florida Fund                     63.52(1)        70.17
Tax-Free Idaho Fund                       41.97(1)        34.68
Tax-Free Iowa Fund                        21.67           14.56
Tax-Free Kansas Fund                      19.71           56.77
Tax-Free Minnesota Intermediate Fund      40.28           28.18
Minnesota Insured Fund                    53.72           14.04
Tax-Free Minnesota Fund                   50.84           27.67
Tax-Free Missouri Insured Fund            31.69           28.26
Tax-Free New Mexico Fund                  55.72           42.12
Tax-Free New York Fund                    10.00(2)         5.00(3)
Tax-Free North Dakota Fund                45.34           57.50
Tax-Free Oregon Insured Fund              41.08           39.54
Tax-Free Utah Fund                        35.28           39.58
Tax-Free Washington Insured Fund          50.54           33.30
Tax-Free Wisconsin Fund                   38.54           12.10

-----------------
(1) Annualized.
(2) For the year October 1, 1994 through September 30, 1995.
(3) For the period October 1, 1996 through December 31, 1996. For the period October 1, 1995 through September 30, 1996, the portfolio turnover rate was 12.00%.

         The Manager uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or their advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, the Manager may consider a broker/dealer's sales of shares of funds in the Delaware Group of funds in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.

Performance Information
         From time to time, each Fund may quote yield and total return performance of its Classes in advertising and other types of literature.

         The current yield for each Class will be calculated by dividing the annualized net investment income earned by the Class during a recent 30-day period by the maximum offering price per share on the last day of the period. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

         Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value and: (i) in the case of Class A Shares, the impact of the maximum front-end sales charge at the beginning of each specified period; and (ii) in the case of Class B Shares and Class C Shares, the deduction of any applicable CDSC at the end of the relevant period. Each presentation will include the average annual total return for one-, five- and ten-year or life of fund periods, as relevant. Each Fund may also advertise aggregate and average total return information concerning a Class over additional periods of time. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC. In this case, such total return information would be more favorable than total return information that includes deductions of the maximum front-end sales charge or any applicable CDSC.

         Because securities prices fluctuate, investment results of the Classes will fluctuate over time. Past performance is not considered a guarantee of future results.

Distribution (12b-1) and Service
         The Distributor, Delaware Distributors, L.P., serves as the national distributor for each Fund's shares under separate Distribution Agreements dated March 1, 1997.

         Each of the Class A Shares, Class B Shares and Class C Shares of the Funds have a separate distribution plan under Rule 12b-1 (the "Plans"). Each Plan permits a Fund to which the Plan relates to pay the Distributor from the assets of its respective Classes a monthly fee for the Distributor's services and expenses in distributing and promoting sales of shares.

         These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, each Fund may make payments from the 12b-1 Plan fees of its respective Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of such Classes, pursuant to service agreements with the Funds.

         The 12b-1 Plan expenses relating to each of the Class B Shares and Class C Shares of the Funds are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         The aggregate fees paid by a Fund from the assets of the respective Classes to the Distributor and others under the Plans may not exceed (i) 0.25% of a Class A Shares' average daily net assets in any year, and (ii) 1% (0.25% of which are service fees to be paid by the Fund to the Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts) of each Fund's Class B Shares' and Class C Shares' average daily net assets in any year. The Funds' Class A, Class B and Class C Shares will not incur any distribution expenses beyond these limits, which may not be increased without shareholder approval.

         While payments pursuant to the Plans may not exceed 0.25% annually with respect to each Fund's Class A Shares, and 1% annually with respect to each Fund's Class B Shares and Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of the unaffiliated directors and trustees, who may reduce the fees or terminate the Plans at any time.

         The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund under a Shareholders Services Agreement. The Transfer Agent also provides accounting services to the Funds pursuant to the terms of a separate Fund Accounting Agreement. The directors and trustees annually review service fees paid to the Transfer Agent.

         The Distributor and the Transfer Agent are also indirect, wholly owned subsidiaries of DMH.

Expenses
         Each Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreements and those borne by the Distributor under the Distribution Agreements.

         In connection with the merger transaction described above, DMC has agreed for a period of two years ending on April 30, 1999, to pay the operating expenses (excluding interest expense, taxes, brokerage fees, commissions and Rule 12b-1 fees and, with respect to the Insured Funds, premiums with respect to Portfolio Insurance or Secondary Market Insurance) of each Fund which exceed 1% of such Fund's average daily net assets on an annual basis up to certain limits as set forth in detail in Part B. This agreement replaces a similar provision in the Funds' investment advisory contracts with the Funds' predecessor investment adviser. In addition, Delaware and the Underwriter reserve the right to voluntarily waive their fees in whole or part and to voluntarily absorb certain other of the Funds' expenses.

         For the fiscal year ended December 31, 1996, the ratios of operating expenses to average daily net assets for Class A Shares, Class B Shares and Class C Shares of each Fund were as follows:

Fund                                           Class A Shares    Class B Shares      Class C Shares
Tax-Free Arizona Insured Fund                       0.82%             1.59%               1.70%
Tax-Free Arizona Fund                               0.46              1.11                1.21
Tax-Free California Insured Fund                    0.27              0.50                0.78
Tax-Free California Fund                            0.82              1.21                1.58
Tax-Free Colorado Fund                              0.78              1.58                1.66
Tax-Free Florida Intermediate Fund                  0.66              1.48                1.55
Tax-Free Florida Insured Fund                       0.73              1.24                N/A
Tax-Free Florida Fund                               0.33              0.76                1.15
Tax-Free Idaho Fund                                 0.60              1.11                1.33
Tax-Free Iowa Fund                                  0.92              1.61                1.75
Tax-Free Kansas Fund                                0.83              1.61                1.77
Tax-Free Minnesota Intermediate Fund                0.89              1.56                1.30
Minnesota Insured Fund                              0.92              1.56                1.68
Tax-Free Minnesota Fund                             0.92              1.50                1.67
Tax-Free Missouri Insured Fund                      0.71              1.29                1.62
Tax-Free New Mexico Fund                            0.88              1.61                1.74
Tax-Free New York Fund                              0.97              1.87                1.84
Tax-Free North Dakota Fund                          0.88              1.36                1.75
Tax-Free Oregon Insured Fund                        0.71              1.25                1.55
Tax-Free Utah Fund                                  0.68              1.46                N/A
Tax-Free Washington Insured Fund                    0.44              1.21                1.37
Tax-Free Wisconsin Fund                             0.98              1.66                1.75

         The ratios reflect the impact of each Class' 12b-1 Plan and the voluntary waiver and payment of fees noted above. See Summary of Expenses for current fee waivers and reimbursements.

Shares
         The shares of the Funds constitute separate series of the parent entities listed below. Certain of these parent entities are organized as Minnesota corporations, and the shares of the series thereof are transferable common stock, $.01 par value per share, of such corporations. Other parent entities are organized as business trusts under the laws of the Commonwealth of Massachusetts, and the shares of the series thereof represent transferable common shares of beneficial interest. All shares of each corporation and of each trust, are non assessable and fully transferable when issued and paid for in accordance with the terms thereof and possess no cumulative voting, preemptive or conversion rights. The Board of each corporation and trust is empowered to issue other series of common stock or common shares of beneficial interest without shareholder approval. Set forth below is a listing of the parent entities and constituent series, form of organization and date of organization of the parent.

-------------------------------------------------------------------------------------------------------------------


Parent                                                     Form of Organization                   Date Organized

-------------------------------------------------------------------------------------------------------------------
Voyageur Tax-Free Funds, Inc.                              Minnesota Corporation                  November 10, 1983
Tax-Free Minnesota
Tax-Free North Dakota

Voyageur Intermediate Tax-Free Funds, Inc.                 Minnesota Corporation                  January 21, 1985
Tax-Free Arizona Intermediate
Tax-Free California Intermediate
Tax-Free Colorado Intermediate
Tax-Free Minnesota Intermediate

Voyageur Insured Funds, Inc.                               Minnesota Corporation                  January 6, 1987
Tax-Free Arizona Insured
Tax-Free Colorado Insured
Minnesota Insured

Voyageur Investment Trust                                  Massachusetts Business Trust           September 16, 1991
Tax-Free California Insured
Tax-Free Florida Insured
Tax-Free Florida
Tax-Free Kansas
Tax-Free Missouri Insured
Tax-Free New Mexico
Tax-Free Oregon Insured
Tax-Free Utah
Tax-Free Washington Insured

Voyageur Investment Trust II                               Massachusetts Business Trust           November 16, 1993
Tax-Free Florida Intermediate

Voyageur Mutual Funds, Inc.                                Minnesota Corporation                  April 14, 1993
Tax-Free Arizona
Tax-Free California

Tax-Free Idaho
Tax-Free Iowa
Tax-Free Wisconsin
Tax-Free New York

Voyageur Mutual Funds II, Inc.                             Minnesota Corporation                  January 13, 1987
Tax-Free Colorado
-------------------------------------------------------------------------------------------------------------------

         Beginning June 9, 1997, the names of the Funds have changed as follows:

         Previous Name                                        New Name
         Voyageur Arizona Limited Term Tax Free Fund          Delaware-Voyageur Tax-Free Arizona Intermediate Fund
         Voyageur Arizona Insured Tax Free Fund               Delaware-Voyageur Tax-Free Arizona Insured Fund
         Voyageur Arizona Tax Free Fund                       Delaware-Voyageur Tax-Free Arizona Fund
         Voyageur California Limited Term Tax Free Fund       Delaware-Voyageur Tax-Free California Intermediate Fund
         Voyageur California Insured Tax Free Fund            Delaware-Voyageur Tax-Free California Insured Fund
         Voyageur California Tax Free Fund                    Delaware-Voyageur Tax-Free California Fund
         Voyageur Colorado Limited Term Tax Free Fund         Delaware-Voyageur Tax-Free Colorado Intermediate Fund
         Voyageur Colorado Insured Tax Free Fund              Delaware-Voyageur Tax-Free Colorado Insured Fund
         Voyageur Colorado Tax Free Fund                      Delaware-Voyageur Tax-Free Colorado Fund
         Voyageur Florida Limited Term Tax Free Fund          Delaware-Voyageur Tax-Free Florida Intermediate Fund
         Voyageur Florida Insured Tax Free Fund               Delaware-Voyageur Tax-Free Florida Insured Fund
         Voyageur Florida Tax Free Fund                       Delaware-Voyageur Tax-Free Florida Fund
         Voyageur Idaho Tax Free Fund                         Delaware-Voyageur Tax-Free Idaho Fund
         Voyageur Iowa Tax Free Fund                          Delaware-Voyageur Tax-Free Iowa Fund
         Voyageur Kansas Tax Free Fund                        Delaware-Voyageur Tax-Free Kansas Fund
         Voyageur Minnesota Limited Term Tax Free Fund        Delaware-Voyageur Tax-Free Minnesota Intermediate Fund
         Voyageur Minnesota Insured Fund                      Delaware-Voyageur Minnesota Insured Fund
         Voyageur Minnesota Tax Free Fund                     Delaware-Voyageur Tax-Free Minnesota Fund
         Voyageur Missouri Insured Tax Free Fund              Delaware-Voyageur Tax-Free Missouri Insured Fund
         Voyageur New Mexico Tax Free Fund                    Delaware-Voyageur Tax-Free New Mexico Fund
         Voyageur New York Tax Free Fund                      Delaware-Voyageur Tax-Free New York Fund
         Voyageur North Dakota Tax Free Fund                  Delaware-Voyageur Tax-Free North Dakota Fund
         Voyageur Oregon Insured Tax Free Fund                Delaware-Voyageur Tax-Free Oregon Insured Fund
         Voyageur Utah Tax Free Fund                          Delaware-Voyageur Tax-Free Utah Fund
         Voyageur Washington Insured Tax Free Fund            Delaware-Voyageur Tax-Free Washington Insured Fund
         Voyageur Wisconsin Tax Free Fund                     Delaware-Voyageur Tax-Free Wisconsin Fund

         All of the shares have noncumulative voting rights which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Minnesota and Massachusetts law, each Fund is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act.

         Shares of each class within a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the other classes of shares of that Fund, except that, as a general matter, holders of Class A Shares, Class B Shares and Class C Shares of a Fund may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, the Class B Shares of a Fund may vote on any proposal to increase materially the fees to be paid by that Fund under the Rule 12b-1 Plan relating to the Class A Shares.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

Forward Commitments
         New issues of Tax Exempt Obligations and other securities are often purchased on a "when issued" or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Each Fund may enter into such "forward commitments" if it holds and maintains, until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price. There is no percentage limitation on each Fund's total assets which may be invested in forward commitments. Tax Exempt Obligations purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Tax Exempt Obligations purchased on a when-issued basis may expose a Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing Tax Exempt Obligations on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Any significant commitment by a Fund to the purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value. Although each Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so. The Funds may realize short-term profits or losses upon the sale of forward commitments.

Repurchase Agreements
         Each Fund may enter into repurchase agreements with respect to not more than 10% of its total assets (taken at current value), except when investing for defensive purposes during times of adverse market conditions. Each Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions.

         A repurchase agreement is a short-term investment in which the purchaser (i.e. a Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week but on occasion for longer periods. Not more than 15% of each Fund's assets may be invested in repurchase agreements of over seven-days' maturity or other illiquid assets. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Fund, if any, would be the difference between the repurchase price and the market value of the security. Each Fund will limit its investments in repurchase agreements to those which the Manager under guidelines of the Board of Directors and Trustees determines to present minimal credit risks and which are of high quality. In addition, each Fund must have collateral of at least 100% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.

Reverse Repurchase Agreements
         Certain Funds (Tax-Free Arizona Intermediate Fund, Tax-Free Arizona Fund, Tax-Free California Intermediate Fund, Tax-Free California Fund, Tax-Free Colorado Intermediate Fund, Tax-Free Colorado Insured Fund, Tax-Free Florida Intermediate Fund, Tax-Free Florida Fund, Tax-Free Idaho Fund and Tax-Free New York Fund) may engage in "reverse repurchase agreements" with banks and securities dealers with respect to not more than 10% of the Fund's total assets. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time a Fund enters into a reverse repurchase agreement, cash or liquid having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be marked to market daily and maintained throughout the period of the obligation. Reverse repurchase agreements may be used as a means of borrowing for investment purposes subject to the 10% limitation set forth above. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased. Because the Funds do not currently intend to utilize reverse repurchase agreements in excess of 10% of total assets, the Funds believe the risks of leveraging due to use of reverse repurchase agreements to principal are reduced. The Manager believes that the limited use of leverage may facilitate the Funds' ability to provide current income without adversely affecting the Funds' ability to preserve capital.

Options and Futures
         Each Fund may utilize put and call transactions, and certain Funds (see Futures Contracts and Options on Futures Contracts below) may utilize futures transactions to hedge against market risk and facilitate portfolio management. See Investment Policies and Restrictions--Options and Futures Transactions in Part B. Options and futures may be used to attempt to protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. The use of options and futures is a function of market conditions. Other transactions may be used by the Funds in the future for hedging purposes as they are developed to the extent deemed appropriate by the Board.

Options on Securities
         Each Fund may write (i.e., sell) covered put and call options and purchase put and call options on the securities in which it may invest and on indices of securities in which it may invest, to the extent such put and call options are available.

         A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date, at a predetermined price.

         In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, a Fund would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

         If a put option written by a Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by a Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described in Appendix B to Part B. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

         Over-the-counter options are purchased or written by a Fund in privately negotiated transactions. Such options are illiquid, and it may not be possible for a Fund to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when the Manager believes it would be advantageous to do so. Over the counter options are subject to each Fund's 15% illiquid investment limitation. See Appendix B to the Statement of Additional Information for a further discussion of the general characteristics and risks of options.

         Participation in the options market involves investment risks and transaction costs to which the Funds would not be subject absent the use of this strategy. If the Manager's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategy was not used. Risks inherent in the use of options include (a) dependence on the Manager's ability to predict correctly movements in the direction of interest rates and securities prices; (b) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (c) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See Investment Policies and Restrictions-- Risks of Transactions in Futures Contracts and Options in Part B for further discussion and see Appendix B for a discussion of closing transactions and other risks.

Futures Contracts and Options on Futures Contracts
         Certain Funds (Tax-Free Arizona Intermediate Fund, Tax-Free Arizona Fund, Tax-Free California Intermediate Fund, Tax-Free California Fund, Tax-Free Colorado Intermediate Fund, Tax-Free Colorado Insured Fund, Tax-Free Florida Intermediate Fund, Tax-Free Florida Fund, Tax-Free Idaho Fund and Tax-Free New York Fund) may enter into contracts for the purchase or sale for future delivery of fixed income securities or contracts based on financial indices including any index of securities in which the Fund may invest ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. Options on futures contracts to be written or purchased by the Fund will be traded on exchanges or over the counter. The successful use of such instruments draws upon the Manager's experience with respect to such instruments and usually depends upon the Manager's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and would thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the prices of the securities hedged or used for cover will not be perfect.

         A Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements. To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when purchasing a futures contract or writing a put option, the Fund will maintain in a segregated account cash liquid securities equal to the value of such contracts, less any margin on deposit. In addition, the rules and regulations of the Commodity Futures Trading Commission currently require that, in order to avoid "commodity pool operator" status, the Fund must use futures and options positions (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. There are no other numerical limits on a Fund's use of futures contracts and options on futures contracts. For a discussion of the tax treatment of futures contracts and options on futures contracts, see Taxes in Part B. For a further discussion of the general characteristics and risks of futures, see Appendix B to Part B.

Investment Restrictions
         Each Fund has adopted certain investment restrictions in addition to those set forth above, which are set forth in their entirety in the Statement of Additional Information. Certain of these restrictions are fundamental and cannot be changed without shareholder approval, including the restriction providing that no Fund may borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of its total assets (10% for Tax-Free Colorado Fund) (certain Funds may also borrow money in the form of reverse repurchase agreements up to 10% of total assets). Also, certain Funds may not, as a matter of fundamental policy invest more than 15% of their net assets in illiquid securities and pledge, hypothecate, mortgage or otherwise encumber their assets in excess of 10% of net assets. See "Investment Policies and Restrictions--Investment Restrictions" in the Statement of Additional Information. Each Fund also has a number of non-fundamental investment restrictions which may be changed by the Fund's Board without the shareholder approval. These include restrictions providing that no Fund may (a) invest more than 5% of its total assets in securities of any single investment company or
(b) invest more than 10% of its total assets in securities of two or more investment companies. To the extent that a Fund invests in the securities of other open-end investment companies, the Manager will take appropriate action to avoid subjecting such Fund's shareholders to duplicate management and other fees and expenses.

         Any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

                      APPENDIX A--INVESTMENT ILLUSTRATIONS
                        TAX-FREE FUNDS AND INSURED FUNDS
  Illustrations of the Potential Impact on Investment Based on Purchase Option

                                $10,000 Purchase

                         Scenario 1                                    Scenario 2
                       No Redemption                                 Redeem 1st Year
            --------------------------------------       --------------------------------------
Year        Class A       Class B          Class C       Class A        Class B        Class C
----        -------       -------          -------       --------       --------      ---------
   0          9,625        10,000           10,000         9,625         10,000         10,000
   1         10,192        10,630           10,630        10,192         10,230         10,530+
   2         10,905        11,300           11,300
   3         11,669        12,012           12,012
   4         12,485        12,768           12,768
   5         13,359        13,573           13,573
   6         14,294        14,428           14,428
   7         15,295        15,337           15,337
   8         16,366+       16,303           16,303
   9         17,511        17,444*          17,330
  10         18,737        18,665*          18,422


             Scenario 3                                  Scenario 4
            Redeem 3rd Year                            Redeem 5th Year
 -------------------------------------        ------------------------------------
 Class A        Class B        Class C        Class A       Class B        Class C
 -------        -------        -------        --------      -------        -------
   9,625         10,000         10,000          9,625        10,000         10,000
  10,192         10,630         10,630         10,192        10,630         10,630
  10,905         11,300         11,300         10,905        11,300         11,300
  11,669         11,712         12,012+        11,669        12,012         12,012
                                               12,485        12,768         12,768
                                               13,359        13,373         13,573+

       *This assumes that Class B Shares were converted to Class A Shares at the end of the eighth year.

                                $250,000 Purchase

                          Scenario 1                                  Scenario 2
                        No Redemption                               Redeem 1st Year
            --------------------------------------        ------------------------------------
Year        Class A        Class B         Class C        Class A       Class B        Class C
----        -------        -------         -------        -------       -------        -------
   0        243,750        250,000         250,000        243,750       250,000        250,000
   1        260,813        265,750         265,750        260,813       255,750        263,250+
   2        279,069        282,492         282,492
   3        298,604        300,289         300,289
   4        319,507+       319,207         319,207
   5        341,872        339,318         339,318
   6        365,803        360,695         360,695
   7        391,409        383,418         383,418
   8        418,808        407,574         407,574
   9        448,124        436,104*        433,251
  10        479,493        466,631*        460,546


                   Scenario 3                                    Scenario 4
                 Redeem 3rd Year                              Redeem 5th Year
   ------------------------------------        --------------------------------------
   Class A       Class B        Class C        Class A       Class B          Class C
   --------      -------        -------        -------       -------          -------
   243,750       250,000        250,000        243,750       250,000          250,000
   260,813       265,750        265,750        260,813       265,750          265,750
   279,069       282,492        282,492        279,069       282,492          282,492
   298,604       292,789        300,289+       298,604       300,289          300,289
                                               319,507+      319,207          319,207
                                               341,872       334,318          339,318

               *This assumes that Class B Shares were converted to Class A
                     Shares at the end of the eighth year.

Assumes a hypothetical return for Class A of 7% per year, a hypothetical return for Class B of 6.25% for years 1-8 and 7% for years 9-10, and a hypothetical return for Class C of 6.25% per year. Hypothetical returns vary due to the different expense structure for each Class and do not represent actual performance.
Class A purchase subject to appropriate sales charge breakpoint (3.75% @ $10,000; 3.00% @ $100,000; 2.50% @ $250,000; 2.00% @ 500,000).
Class B purchase assessed appropriate CDSC upon redemption (4%-4%-3%-3%-2%-1% in years 1-2-3-4-5-6).
Class C purchase assessed 1% CDSC upon redemption in year 1.
Figures marked "+" identify which class offers the greater return potential based on investment amount, the holding period and the expense structure for each Class.
                                      -71-

                      APPENDIX A--INVESTMENT ILLUSTRATIONS
                           TAX-FREE INTERMEDIATE FUNDS
  Illustrations of the Potential Impact on Investment Based on Purchase Option

                                $10,000 Purchase

                         Scenario 1                                     Scenario 2
                        No Redemption                                Redeem 1st Year
            --------------------------------------       -------------------------------------
Year        Class A       Class B          Class C       Class A        Class B        Class C
----        -------       -------          -------       --------       --------       -------
   0          9,725        10,000           10,000         9,725         10,000         10,000
   1         10,211        10,425           10,425        10,211         10,215        10,225+
   2         10,722        10,868           10,868
   3         11,258        11,329           11,329
   4         11,821+       11,811           11,811
   5         12,412        12,313           12,313
   6         13,032       12,929*           12,867
   7         13,684       13,575*           13,382
   8         14,368       14,254*           13,951
   9         15,086       14,967*           14,544
  10         15,841       15,715*           15,162


                 Scenario 3                                  Scenario 4
               Redeem 3rd Year                            Redeem 5th Year
  -------------------------------------        ------------------------------------
  Class A        Class B        Class C        Class A       Class B        Class C
  -------        --------       -------        --------      --------       -------
    9,725         10,000         10,000          9,725        10,000         10,000
   10,211         10,425         10,425         10,211        10,425         10,425
   10,722         10,868         10,868         10,722        10,868         10,868
   11,258         11,230         11,330+        11,258        11,330         11,330
                                                11,820+       11,811         11,811
                                                12,411        12,313         12,313

                *This assumes that Class B Shares were converted to Class A Shares at the end of the fifth year.

                                $250,000 Purchase

                         Scenario 1                                   Scenario 2
                        No Redemption                               Redeem 1st Year
            --------------------------------------        ------------------------------------
Year        Class A        Class B         Class C        Class A       Class B        Class C
----        -------        -------         -------        -------       -------        -------
   0        245,500        250,000         250,000        245,500       250,000        250,000
   1        259,875        260,625         260,625        259,875       255,625        258,125+
   2        272,869        271,702         271,701
   3        286,512+       283,249         283,249
   4        300,838        295,287         295,287
   5        315,880        307,837         307,837
   6        331,674        323,228*        320,920
   7        348,257        339,390*        334,559
   8        365,670        356,359*        348,778
   9        383,954        374,177*        363,601
  10        403,151        392,886*        379,054


               Scenario 3                                    Scenario 4
              Redeem 3rd Year                              Redeem 5th Year
   ------------------------------------        --------------------------------------
   Class A       Class B        Class C        Class A       Class B          Class C
   -------       -------        -------        -------       -------          -------
   247,500       250,000        250,000        247,500       250,000          250,000
   259,875       260,625        260,625        259,875       260,625          260,625
   272,869       271,701        271,702        272,869       271,702          271,702
   286,512+      280,749        283,249        286,512+      283,249          283,249
                                               300,838       295,287          295,287
                                               315,880       307,837          309,837

*This assumes that Class B Shares were converted to Class A Shares at the end of the fifth year.

Assumes a hypothetical return for Class A of 5% per year, a hypothetical return for Class B of 4.25% for years 1-5 and 5% for years 6-10, and a hypothetical return for Class C of 4.25% per year. Hypothetical returns vary due to the different expense structures for each class and do not represent actual performance.
Class A purchase subject to appropriate sales charge breakpoint (2.75% @ $10,000; 2.00% @ 100,000; 1.00% @ $250,000; 1.00% @ $500,000).
Class B purchase assessed appropriate CDSC upon redemption (2%-2%-1% in years 1-2-3).
Class C purchase assessed 1% CDSC upon redemption in year 1.
Figures marked "+" identify which class offers the greater return potential based on investment amount, the holding period and the expense structure for each Class.

                           APPENDIX B--CLASSES OFFERED

Growth of Capital                                      A Class         B Class      C Class      Consultant Class
Aggressive Growth Fund                                    x               x            x                 -
Trend Fund                                                x               x            x                 -
Enterprise Fund                                           x               x            x                 -
DelCap Fund                                               x               x            x                 -
Small Cap Value Fund                                      x               x            x                 -
U.S. Growth Fund                                          x               x            x                 -
Growth Stock Fund                                         x               x            x                 -
Tax-Efficient Equity Fund                                 x               x            x                 -

Total Return
Blue Chip Fund                                            x               x            x                 -
Quantum Fund                                              x               x            x                 -
Devon Fund                                                x               x            x                 -
Decatur Total Return Fund                                 x               x            x                 -
Decatur Income Fund                                       x               x            x                 -
Delaware Fund                                             x               x            x                 -

International Diversification
Emerging Markets Fund                                     x               x            x                 -
New Pacific Fund                                          x               x            x                 -
World Growth Fund                                         x               x            x                 -
International Equity Fund                                 x               x            x                 -
Global Assets Fund                                        x               x            x                 -
Global Bond Fund                                          x               x            x                 -

Current Income
Delchester Fund                                           x               x            x                 -
Strategic Income Fund                                     x               x            x                 -
Corporate Income Fund                                     x               x            x                 -
Federal Bond Fund                                         x               x            x                 -
U.S. Government Fund                                      x               x            x                 -
Delaware-Voyageur US Government
     Securities Fund                                      x               x            x                 -
Limited-Term Government Fund                              x               x            x                 -




                            (Not Part of Prospectus)

APPENDIX B--CLASSES OFFERED - (CON'T)

Tax-Free Income                                                           A Class    B Class     C Class     Consultant Class
National High Yield Municipal Bond Fund                                      x          x           x                -
Tax-Free USA Fund                                                            x          x           x                -
Tax-Free Insured Fund                                                        x          x           x                -
Tax-Free USA Intermediate Fund                                               x          x           x                -
Delaware-Voyageur Tax-Free Arizona Insured Fund                              x          x           x                -
Delaware-Voyageur Tax-Free Arizona Fund                                      x          x           x                -
Delaware-Voyageur Tax-Free California Insured Fund                           x          x           x                -
Delaware-Voyageur Tax-Free California Fund                                   x          x           x                -
Delaware-Voyageur Tax-Free Colorado Fund                                     x          x           x                -
Delaware-Voyageur Tax-Free Florida Insured Fund                              x          x           x                -
Delaware-Voyageur Tax-Free Florida Intermediate Fund                         x          x           x                -
Delaware-Voyageur Tax-Free Florida Fund                                      x          x           x                -
Delaware-Voyageur Tax-Free Idaho Fund                                        x          x           x                -
Delaware-Voyageur Tax-Free Iowa Fund                                         x          x           x                -
Delaware-Voyageur Tax-Free Kansas Fund                                       x          x           x                -
Delaware-Voyageur Minnesota High Yield Municipal Bond Fund                   x          x           x                -
Delaware-Voyageur Minnesota Insured Fund                                     x          x           x                -
Delaware-Voyageur Tax-Free Minnesota Intermediate Fund                       x          x           x                -
Delaware-Voyageur Tax-Free Minnesota Fund                                    x          x           x                -
Delaware-Voyageur Tax-Free Missouri Insured Fund                             x          x           x                -
Delaware-Voyageur Tax-Free New Mexico Fund                                   x          x           x                -
Delaware-Voyageur Tax-Free New York Fund                                     x          x           x                -
Delaware-Voyageur Tax-Free North Dakota Fund                                 x          x           x                -
Delaware-Voyageur Tax-Free Oregon Insured Fund                               x          x           x                -
Tax-Free Pennsylvania Fund                                                   x          x           x                -
Delaware-Voyageur Tax-Free Utah Fund                                         x          x           x                -
Delaware-Voyageur Tax-Free Washington Insured Fund                           x          x           x                -
Delaware-Voyageur Tax-Free Wisconsin Fund                                    x          x           x                -

Money Market Funds
Delaware Cash Reserve                                                        x          x           x                x
U.S. Government Money Fund                                                   x          -           -                x
Tax-Free Money Fund                                                          x          -           -                x



                            (Not Part of Prospectus)

APPENDIX C

Descriptions of Bond Ratings
              Description of Standard and Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's") ratings:

S&P's Ratings for Municipal Bonds
              An S&P municipal bond rating is a current assessment of the creditworthiness of an object with respect to a specific obligation. S&P's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

              The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

              AAA is the highest rating assigned by S&P. An issuer's capacity to pay interest and repay the principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

              Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B (as well as debt rated CCC, C and C) is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation within this category, B represents a somewhat higher degree of speculation and C represents the highest degree of speculation of these ratings. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal repayments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

S&P Ratings for Municipal Notes
              SP-1--The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

              SP-2--The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

Moody's Ratings for Municipal Bonds
              Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

              Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

              Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's Ratings for Municipal Notes
              Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG, may also be assigned an issue having a demand feature. The municipal obligations bearing the designation MIG 1/VMIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. The municipal obligations bearing the designation are ample although not so large as in the preceding group.

Description of S&P A-1+ and A-1 Commercial Paper Ratings
              The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must possess overwhelming safety characteristics regarding timely payment. Commercial paper rated A-1 must have a degree of safety that is either overwhelming or very strong.

Description of Moody's Prime-1 Commercial Paper Rating
              The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and will normally be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well established access to a range of financial markets and assured sources of alternate liquidity.

        The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Fund Classes should contact their financial adviser or call Delaware Group at 800-523-4640.


INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA  19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103

CUSTODIAN
Norwest Bank Minnesota, N.A.
Sixth Street & Marquette Avenue
Minneapolis, MN 55402

-------------------------------------------------------------------------------

Voyageur Tax Free Funds, Inc.
Voyageur Intermediate Tax-Free Funds, Inc.
Voyageur Insured Funds, Inc.
Voyageur Investment Trust
Voyageur Investment Trust II
Voyageur Mutual Funds, Inc.
Voyageur Mutual Funds II, Inc.
-------------------------------------------------------------------------------


A CLASS
-------------------------------------------------------------------------------


B CLASS
-------------------------------------------------------------------------------


C CLASS
-------------------------------------------------------------------------------





PART B

STATEMENT OF
ADDITIONAL INFORMATION

-------------------------------------------------------------------------------


AUGUST 28, 1997




                                                                      DELAWARE
                                                                       GROUP
                                                                      ---------

Table of
Contents

COVER PAGE..................................................... 1

SYNOPSIS ...................................................... 2

SUMMARY OF EXPENSES............................................ 4

FINANCIAL HIGHLIGHTS .......................................... 6

INVESTMENT OBJECTIVES AND POLICIES
  Suitability.................................................. 7
  Investment Strategy  ........................................ 7

THE DELAWARE DIFFERENCE .......................................11
  Plans and Services ..........................................11

CLASSES OF SHARES .............................................13

HOW TO BUY SHARES .............................................18

REDEMPTION AND EXCHANGE .......................................21

DIVIDENDS AND DISTRIBUTIONS  ..................................25

TAXES .........................................................26

CALCULATION OF OFFERING PRICE AND
 NET ASSET VALUE PER SHARE ....................................28

MANAGEMENT OF THE FUND.........................................29

OTHER INVESTMENT POLICIES AND
 RISK CONSIDERATIONS...........................................32

APPENDIX A--INVESTMENT
 ILLUSTRATIONS ................................................37

APPENDIX B--CLASSES OFFERED  ..................................38

Delaware-Voyageur Minnesota
High Yield Municipal
Bond Fund

1818 Market Street, Philadelphia, PA 19103

For Prospectus and Performance:
Nationwide 800-523-4640

Information on Existing Accounts:
(SHAREHOLDERS ONLY)
Nationwide 800-523-1918

Dealer Services:
(BROKER/DEALERS ONLY)
Nationwide 800-362-7500

Representatives of Financial Institutions:
Nationwide 800-659-2265




     This Prospectus describes the shares of the Delaware-Voyageur Minnesota High Yield Municipal Bond Fund series (the "Fund") (formerly known as Voyageur Minnesota High Yield Municipal Bond Fund) of Voyageur Mutual Funds, Inc. ("Mutual Funds, Inc."), a professionally-managed mutual fund of the series type.
     The Fund offers Class A Shares, Class B Shares and Class C Shares. Each class is referred to individually as a "Class" and collectively as the "Classes."
     The investment objective of the Fund is to seek a high level of current income exempt from federal income tax and from Minnesota personal income tax primarily through investment in a portfolio of medium-and lower-grade Municipal Obligations. The weighted average maturity of the investment portfolio of the Fund is expected to be approximately 15 to 25 years. There is no assurance that the Fund will achieve its investment objective.
     The Fund may invest in medium- and lower-grade Municipal Obligations rated between BBB and B-(inclusive) by Standard & Poor's Ratings Group or Fitch Investors Service, LP, Baa and B3 (inclusive) by Moody's Investors Service, Inc., comparably rated short-term Municipal Obligations and non-rated Municipal Obligations determined by the Fund's investment adviser to be of comparable quality. The Fund may also invest in higher rated securities. Investment in medium- and lower-grade Municipal Obligations involves special risks as compared with investment in higher-grade municipal securities, including potentially greater sensitivity to a general economic downturn or to a significant increase in interest rates, greater market price volatility and less liquid secondary market trading. See Risk Considerations under Investment Objective and Policies. Investment in the Fund may not be appropriate for all investors.

     This Prospectus sets forth certain information that you should read and consider. The Statement of Additional Information ("Part B") of Mutual Funds, Inc.'s registration statement dated August 28, 1997, as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available without charge by writing to Delaware Distributors, L.P. at the above address or by calling the above telephone numbers.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

Synopsis

Investment Objective
     The investment objective of the Fund is to seek a high level of current income exempt from federal income tax and from Minnesota personal income tax primarily through investment in a portfolio of medium-and lower-grade Municipal Obligations. The weighted average maturity of the investment portfolio of the Fund is expected to be approximately 15-25 years.


Risk Factors and Special Considerations
     The Fund is nondiversified investment company under the Investment Company Act of 1940 Act (the "1940 Act") and may be subject to greater risks than if the Fund were diversified. See Diversification and State Considerations under Investment Objective and Policies. The Fund invests primarily in high yield securities, commonly known as "junk bonds", and greater risks may be involved with an investment in the Fund than an investment in a mutual fund comprised primarily of investment grade bonds. See Risk Considerations under Investment Objective and Policies.


Investment Manager, Distributor and Service Agent
     Delaware Management Company, Inc. (the "Manager") furnishes investment management services to the Fund, subject to the supervision and direction of Mutual Funds, Inc.'s Board of Directors. The Manager also provides investment management services to certain of the other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing, accounting services and transfer agent for the Fund and for all of the other mutual funds in the Delaware Group. See Summary of Expenses and Management of the Fund for further information regarding the Manager and the fees payable under the Fund's Investment Management Agreement.

Sales Charges
     The price of Class A Shares of the Fund includes a maximum front-end sales charge of 3.75% of the offering price, which is equivalent to 3.93%, based upon the net asset value of Class A Shares as of the Fund's most recent fiscal year. The front-end sales charge is reduced on certain transactions of at least $100,000 but under $1,000,000. There is no front-end sales charge on purchases of $1,000,000 or more. Class A Shares are subject to annual 12b-1 Plan expenses for the life of the investment.
     The price of Class B Shares is equal to the net asset value per share. Class B Shares are subject to a contingent deferred sales charge ("CDSC") of:
(i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase. See Deferred Sales Charge Alternative -- Class B Shares and Automatic Conversion of Class B Shares under Classes of Shares.
     The price of Class C Shares is equal to the net asset value per share. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses for the life of the investment.
     See Classes of Shares and Distribution (12b-1) and Service under
Management of the Fund.

Purchase Amounts
     Generally, the minimum initial investment in any Class is $1,000. Subsequent investments must generally be at least $100.
     Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations for Class B Shares and Class C Shares by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B and Class C Shares and generally are not subject to a CDSC. See How to Buy Shares.

Redemption and Exchange
     Class A Shares of the Fund may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. Neither the Fund nor the Distributor assesses a charge for redemptions or exchanges of Class A Shares, except for certain redemptions of shares purchased at net asset value, which may be subject to a CDSC if a dealer's commission was paid in connection with such purchases. See Front-End Sales Charge Alternative -- Class A Shares under Classes of Shares.
     Class B Shares and Class C Shares may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request subject, in the case of redemptions, to any applicable CDSC. Neither the Fund nor the Distributor assesses any charges other than the CDSC for redemptions or exchanges of Class B or Class C Shares. There are certain limitations on an investor's ability to exchange shares between the various classes of shares that are offered. See Redemption and Exchange.

Open-End Investment Company
     Mutual Funds, Inc., which was organized as a Minnesota corporation in April 1993, is an open-end management investment company. The Fund's portfolio of assets is non-diversified as defined by the 1940 Act. The Fund is one of several series of Mutual Funds, Inc. See Shares under Management of the Fund.

Summary of
Expenses

     A general comparison of the sales arrangements and other expenses applicable to Class A, Class B and Class C Shares follows:

                                      Class A      Class B      Class C
Shareholder Transaction Expenses      Shares       Shares       Shares
-----------------------------------   ----------   ----------   ---------
Maximum Sales Charge Imposed on
  Purchases (as a percentage of
  offering price)   ...............    3.75%       None         None
Maximum Sales Charge Imposed on
  Reinvested Dividends (as a
percent-
  age of offering price)              None         None         None
Maximum Contingent Deferred Sales
  Charge (as a percentage of
original
  purchase price or redemption
  proceeds, whichever is lower) ...   None*        4.00%**      1.00%***
Redemption Fees  ..................   None****     None****     None****


          Annual Operating Expenses                Class A        Class B       Class C
(as a percentage of average daily net assets)      Shares         Shares        Shares
-----------------------------------------------  -------------  -------------  -----------
Management Fees (after voluntary waivers)   ...      0.00%          0.00%         0.00%
12b-1 Plan Expenses (including service fees)         0.25%+         1.00%+        1.00%+
Other Operating Expenses (after voluntary
   payments)   .................................      0.05%          0.05%         0.05%
                                                  --------       --------      --------
    Total Operating Expenses (after voluntary
       waivers and payments) ..................      0.30%++        1.05%++       1.05%++
                                                  ========       ========      ========

   *Class A purchases of $1 million or more may be made at net asset value.
    However, if in connection with any such purchase a dealer commission is paid to the financial adviser through whom such purchase is effected, a CDSC of 1% will be imposed on certain redemptions within 12 months of purchase ("Limited CDSC"). See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.
  **Class B Shares of the Fund are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. See Deferred Sales Charge Alternative - Class B Shares under Classes of Shares.
 ***Class C Shares of the Fund are subject to a CDSC of 1% if shares are redeemed within 12 months of purchase. See Level Sales Charge Alternative--Class C Shares under Classes of Shares.
****CoreStates Bank, N.A. currently charges $7.50 per redemption for redemptions payable by wire.
   +Class A Shares, Class B Shares and Class C Shares are subject to separate
    12b-1 Plans. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (the "NASD"). See Distribution (12b-1) and Service under Management of the Fund.
  ++The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the new Fund and to pay certain expenses of that Fund to the extent necessary to ensure that the Total Operating Expenses of the Class A Shares, the Class B Shares and the Class C Shares of the Fund, including each such Class' 12b-1 fees, do not exceed 0.30%, 1.05% and 1.05%, respectively, through December 31, 1997. If the voluntary expense waivers were not in effect, the Total Operating Expenses, as a percentage of average daily net assets, would be 1.39%, 2.14% and 2.14%, respectively, for the Class A Shares, the Class B Shares and the Class C Shares of the Fund, reflecting management fees of 0.65%. See Expenses under Management of the Fund for a discussion of the waivers that will remain in place through April 30, 1999. "Other Operating Expenses" are based on estimated amounts for the current fiscal year.

     Investors utilizing the Delaware Group Asset Planner asset allocation service also typically incur an annual maintenance fee of $35 per strategy. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. See Delaware Group Asset Planner under How to Buy Shares.

     The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, (2) redemption and no redemption at the end of each time period and
(3) for Class B Shares and Class C Shares, payment of a CDSC at the time of redemption, if applicable. The following example assumes the voluntary waiver of the management fee by the Manager as discussed in this Prospectus.



                                    Assuming Redemption                           Assuming No Redemption
                       1 Year     3 Years     5 Years     10 Years     1 Year     3 Years     5 Years     10 Years
                       --------   ---------   ---------   ----------   --------   ---------   ---------   ---------
    Class A Shares       $411        $47         $54       $74           $41         $47         $54      $74
    Class B Shares         51         63          78       107\2          11          33          58      107\2
    Class C Shares         21         33          58       121            11          33          58      128

1\Generally, no redemption charge is assessed upon redemption of Class A Shares.
  Under certain circumstances, however, a Limited CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.
2\At the end of approximately eight years after purchase, Class B Shares will be automatically converted into Class A Shares. The example above assumes conversion of Class B Shares at the end of the eighth year. However, the conversion may occur as late as three months after the eighth anniversary of purchase, during which time the higher 12b-1 Plan fees payable by Class B Shares will continue to be assessed. Information for the ninth and tenth years reflects expenses of the Class A Shares. See Automatic Conversion of Class B Shares under Class of Shares for a description of the automatic conversion feature.

The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

     The purpose of the above tables is to assist the investor in understanding the various costs and expenses that an investor in any of the Classes will bear directly or indirectly.

Financial
Highlights

     The following financial highlights are derived from the financial statements of Voyageur Mutual Funds, Inc. - Delaware-Voyageur Minnesota High Yield Municipal Bond Fund and have been audited by KPMG Peat Marwick LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the report of KPMG Peat Marwick LLP, all of which are incorporated by reference into Part B. Further information about the Fund's performance is contained in its Annual Report to shareholders. A copy of the Fund's Annual Report (including the report of KPMG Peat Marwick LLP) may be obtained from Mutual Funds, Inc. upon request at no charge.




                                                                   Period Ended December 31, 1996
                                                                 Class A\1    Class B\2    Class C\3
                                                                 ----------   ----------   ---------
Net Asset value Beginning of period   ........................   $ 10.00      $  9.78      $  9.99

Operations
Net Investment Income  .......................................      0.35         0.29         0.30
Net Realized and Unrealized Gain (Loss) on Securities   ......      0.18         0.41         0.19
                                                                 ---------    ---------    ---------
  Total    ...................................................      0.53         0.70         0.49
                                                                 ---------    ---------    ---------

Distributions to shareholders
From Net Investment Income   .................................     (0.35)       (0.29)       (0.30)
Net Asset Value End of Period   ..............................   $ 10.18      $ 10.19      $ 10.18
                                                                 =========    =========    =========
Total Investment Return\4 ....................................      5.40%        7.29%        5.02%
Net Assets End of Period (000s)    ...........................   $ 6,068      $ 2,738      $   900

Ratios
Ratio of Expenses to Average Net Assets/6   ..................      0.24%\5      0.95%\5      0.99%\5
Ratio of Expenses to Average Net Assets
  (assuming no voluntary waivers and reimbursements) .........      1.25%\5      2.00%\5      2.00%\5
Ratio of Net Investment Income to Average Net Assets .........      5.78%\5      5.14%\5      4.90%\5
Portfolio Turnover Rate   ....................................     14.97%       14.97%       14.97%


Notes to Financial Highlights
\1Period from June 4, 1996 (commencement of operations) to December 31, 1996. \2Period from June 12, 1996 (commencement of operations) to December 31, 1996. \3Period from June 7, 1996 (commencement of operations) to December 31, 1996. \4Total investment return is based on the change in net asset value on a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
\5Annualized.
\6The expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash received by the Fund.

Investment Objective
And Policies

     The investment objective of the Fund is to seek a high level of current income exempt from federal income tax and from Minnesota personal income tax primarily through investment in a portfolio of medium-and lower-grade Municipal Obligations. The weighted average maturity of the investment portfolio of the Fund is expected to be approximately 15-25 years.


SUITABILITY

     The Fund may be suitable for investors interested in high current income flow exempt from federal income tax. The net asset value of each Class may fluctuate in response to the condition of individual municipalities and general market and economic conditions and, as a result, the Fund is not appropriate for a short-term investor.
     The types of securities in which the Fund invests are subject to price fluctuations particularly due to changes in interest rates and economic conditions. Investors should consider asset value fluctuation, as well as yield, in making an investment decision. While investments in unrated, lower-rated and restricted securities have the potential for higher yields, they are more speculative and increase the credit risk of the Fund's portfolio. Changes in the market value of the portfolio securities will not affect interest income from such securities, but will be reflected in the Fund's net asset value. Investors should be willing to accept the risks, including the risk of net asset value fluctuations, associated with investing in these securities.
     Ownership of Fund shares can reduce the bookkeeping and administrative inconveniences that would be connected with direct purchases of the type of securities in which the Fund invests. Investors should not consider a purchase of Fund shares as equivalent to a complete investment program. The Delaware Group includes a family of funds, generally available through registered dealers, which may be used in concert to create a more complete investment program.
     There are risks in any investment program, and there is no assurance that the Fund's investment objective will be achieved. The value of the Fund's shares will fluctuate with changes in the market value of its investments.


INVESTMENT STRATEGY
     The Fund will attempt to invest 100% (and as a matter of fundamental policy during normal circumstances will invest at least 80%) of the value of its net assets in Municipal Obligations the interest on which is exempt from regular federal income tax and from Minnesota personal income tax. The Fund may invest without limit in securities that generate interest that is an item of tax preference for purposes of federal and state alternative minimum tax ("AMT"). In normal circumstances the weighted average maturity of the investment portfolio of the Fund is expected to be approximately 15 to 25 years. However, if the Manager determines that market conditions warrant a shorter average maturity, the Fund's investments will be adjusted accordingly. During times of adverse market conditions when a defensive investment posture is warranted, the Fund may temporarily select investments without regard to the foregoing policies. The Fund will invest at least 65% of its total assets, except under abnormal market or economic situations, in medium- and lower-grade Municipal Obligations rated, at the time of investment, between BBB and B- (inclusive) by Standard & Poor's Ratings Group ("S&P"), Baa and B3 (inclusive) by Moody's Investors Service, Inc. ("Moody's"), and BBB and B- (inclusive) by Fitch Investors Service, LP ("Fitch"), and Municipal Obligations determined by the Fund's investment adviser to be of comparable quality.

     Medium-grade Municipal Obligations are rated BBB by S&P or Fitch, Baa by Moody's or determined by the Manager to be of comparable quality. Municipal Obligations rated BBB by S&P or Fitch generally are regarded by S&P or Fitch as having an adequate capacity to pay interest and repay principal; adverse economic conditions or changing circumstances are, however, more likely in S&P's or Fitch's view to lead to a weakened capacity to pay interest and repay principal as compared with higher rated Tax exempt Obligations. Municipal Obligations rated Baa by Moody's generally are considered by Moody's as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. In Moody's view, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In Moody's view, such securities lack outstanding investment characteristics and have speculative characteristics as well.

     The Fund may invest in lower-grade Municipal Obligations rated, at the time of investment, no lower than B- by S&P or Fitch or B3 by Moody's, and in municipal securities determined by the Fund's investment adviser to be of comparable quality. Municipal Obligations rated B by S&P or Fitch generally are regarded by S&P or Fitch, on balance, as predominantly speculative with respect to capacity to pay interest or repay principal in accordance with the terms of the obligations. While such securities will likely have some quality and protective characteristics, in S&P's or Fitch's view these are outweighed by large uncertainties or major risk exposure to adverse conditions. Securities rated B by Moody's are viewed by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
     The Fund will not make initial investments in Municipal Obligations rated, at the time of investment, below B- by S&P or Fitch or below B3 by Moody's, or in Municipal Obligations determined by the Fund's investment adviser to be of comparable quality. The Fund may retain Municipal Obligations which are downgraded after investment. There is no minimum rating with respect to securities that the Fund may hold if downgraded after investment. See Appendix A to Part B for a description of Municipal Obligations ratings.

     Investment in medium- and lower-grade securities involves special risks as compared with investment in higher-grade securities, including potentially greater sensitivity to a general economic downturn or to a significant increase in interest rates, greater market price volatility and less liquid secondary market trading. See Risks Considerations below. There can be no assurance that the Fund will achieve its investment objective, and the Fund may not be an appropriate investment for all investors. Furthermore, interest on certain "private activity" obligations in which the Fund may invest is treated as a preference item for the purpose of calculating the federal and state alternative minimum tax and, accordingly, a portion of the income produced by the Fund may be taxable under the federal and state alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the alternative minimum tax or who would become subject to the alternative minimum tax as a result of an investment in the Fund. See Taxes.
     The following table sets forth the weighted average percentage of total investments with respect to the portfolio of the Fund during the year ended as of December 31, 1996.

--------------------------------------------------------------------------------

    Moody's Rating           Aaa       Aa       A       Baa       Ba       B       Unrated
     (S&P Rating)            (AAA)     (AA)     (A)     (BBB)     (BB)     (B)     Bonds      Total
-----------------------------------------------------------------------------------------------------
     Minnesota High Yield
     Municipal Bond Fund      9%       7%       16%     17%       3%       7%       41%       100%
-----------------------------------------------------------------------------------------------------


     At times the Manager may judge that conditions in the markets for medium and lower grade Municipal Obligations make pursuing the Fund's basic investment strategy of investing primarily in such Municipal Obligations inconsistent with the best interests of shareholders. At such times, the Fund may invest all or a portion of its assets in higher grade Municipal Obligations and in Municipal Obligations determined by the Fund's investment adviser to be of comparable quality. Although such higher grade Municipal Obligations generally entail less credit risk, such higher grade Municipal Obligations may have a lower yield than medium and lower grade Municipal Obligations, and investment in such higher grade Municipal Obligations may result in a lower yield to Fund shareholders. The Fund's investment adviser may also judge that conditions in the markets for long- and intermediate-term Municipal Obligations in general make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, the Fund may pursue strategies primarily designed to reduce fluctuations in the value of the Fund's assets, including investing the Fund's assets in high-quality, short-term Municipal Obligations and in high-quality, short-term taxable securities. See Taxes.
     The Fund may invest without limitation in short term Municipal Obligations or in taxable obligations on a temporary, defensive basis due to market conditions or, with respect to taxable obligations, for liquidity purposes.
Such taxable obligations, whether purchased for liquidity purposes or on a temporary, defensive basis, may include: obligations of the U.S. government, its agencies or instrumentalities; other debt securities rated within the three highest grades by either Moody's, Fitch or S&P; commercial paper rated in the highest grade by any of such rating services (Prime-1, F-1+ or A-1, respectively); certificates of deposit and bankers' acceptances of domestic banks which have capital, surplus and undivided profits of over $100 million; high-grade taxable municipal bonds; and repurchase agreements with respect to any of the foregoing investments. The Fund also may hold its assets in cash and in securities of tax-exempt money market mutual funds.

Diversification
     The Fund is nondiversified investment company. This means that the Manager has the flexibility to invest as much as 50% of the Fund's assets in as few as two issuers provided no single issuer accounts for more than 25% of the portfolio. The remaining 50% of the portfolio must be diversified so that no more than 5% of the Fund's assets is invested in the securities of a single issuer. The Fund may invest without limitation in U.S. government and government agency securities backed by the U.S. government, its agencies or instrumentalities. Because the Fund may invest its assets in fewer issuers, the value of Fund shares may increase or decrease more rapidly than if the Fund were fully diversified. If the Fund were to invest more than 5% of its assets in a single issuer, the Fund would be affected more than a fully-diversified fund in the event that issuer encountered difficulties in satisfying its financial obligations.

Risks Considerations

General
     The yields on Municipal Obligations are dependent on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue. Generally, the value of Municipal Obligations will tend to fall as interest rates rise and will tend to increase as interest rates decrease. In addition, Municipal Obligations of longer maturity generally produce higher current yields than Municipal Obligations with shorter maturities but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower rated Municipal Obligations generally produce a higher yield than higher rated Municipal Obligations due to the perception of a greater degree of risk as to the payment of principal and interest. Certain Municipal Obligations held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund might not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Special Risk Considerations Regarding
Medium- and Lower-Grade Municipal
Obligations

     The Fund invests in medium- and lower-grade Municipal Obligations. Municipal Obligations which are in the medium and lower grade categories generally offer a higher current yield than is offered by higher-grade Municipal Obligations but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the municipal securities market. Debt securities rated BB or below by S&P or Fitch and B or below by Moody's are commonly referred to as "junk bonds." Although the Fund primarily will invest in medium- and lower-grade Municipal Obligations, the Fund may invest in higher-grade Municipal Obligations for temporary defensive purposes. Such investments may result in lower current income than if the Fund were fully invested in medium and lower-grade securities.
     The value of the Fund's portfolio securities can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-income securities generally can be expected to decline. However, the secondary market prices of medium- and lower-grade Municipal Obligations are less sensitive to changes in interest rates and are more sensitive to adverse economic changes or individual issuer developments than are the secondary market prices of higher-grade debt securities. Such events also could lead to a higher incidence of defaults by issuers of medium- and lower-grade Municipal Obligations as compared with historical default rates. In addition, changes in interest rates and periods of economic uncertainty can be expected to result in increased volatility in the market price of the Municipal Obligations in the Fund's portfolio and thus in the net asset value of the Fund. Also, adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value and liquidity of medium- and lower-grade Municipal Obligations. The secondary market value of Municipal Obligations structured as zero-coupon securities and payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Investment in such securities also involves certain tax considerations.
     Increases in interest rates and changes in the economy may adversely affect the ability of issuers of medium- and lower-grade Municipal Obligations to pay interest and to repay principal, to meet projected financial goals and to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's portfolio securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof.

     To the extent that there is no established retail market for some of the medium- or lower-grade Municipal Obligations in which the Fund may invest, trading in such securities may be relatively inactive. The Fund's investment adviser has contracted with Muller Data Corporation as pricing agent and the investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Board of Directors. During periods of reduced market liquidity and in the absence of readily available market quotations for medium- and lower-grade Municipal Obligations held in the Fund's portfolio, the ability of the pricing agent to value the Fund's securities becomes more difficult and the pricing agent's use of judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.
     The Fund may invest in zero-coupon and payment-in-kind Municipal Obligations. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The Internal Revenue Code of 1986, as amended, requires that regulated investment companies distribute at least 90% of their net investment income each year, including tax-exempt and non-cash income. Accordingly, although the Fund will receive no coupon payments on zero-coupon securities prior to their maturity, the Fund is required, in order to maintain its desired tax treatment, to include in its distributions to shareholders in each year any income attributable to zero-coupon securities that is in excess of 10% of the Fund's net investment income in that year. The Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Such securities generally are more volatile in response to changes in interest rates and are more speculative investments than are securities that pay interest periodically in cash.

     The Fund's investment adviser seeks to minimize the risks involved in investing in medium- and lower-grade Municipal Obligations through multiple portfolio holdings, careful investment analysis, and attention to current developments and trends in the economy and financial and credit markets. The Fund will rely on the investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In its analysis, the investment adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulator matters. The Fund's investment adviser may consider the credit ratings of Moody's, Fitch, and S&P in evaluating Municipal Obligations, although it does not rely primarily on these ratings. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Fund's investment adviser continuously monitors the issuers of Municipal Obligations held in the Fund's portfolio.
     Municipal Obligations generally are not listed for trading on any national securities exchange, and many issuers of medium- and lower-grade Municipal Obligations choose not to have a rating assigned to their obligations by any national recognized statistical rating organization. The amount of information available about the financial condition of an issuer of unlisted or unrated securities generally is not as extensive as that which is available with respect to issuers of listed or rated securities. Because of the nature of medium- and lower- rated Municipal Obligations, achievement by the Fund of its investment objective may be more dependent on the credit analysis of the Fund's investment adviser than is the case for an investment company which invests primarily in exchange listed higher-grade securities.

State Considerations
     The value of Municipal Obligations owned by the Fund may be adversely affected by local political and economic conditions and developments within Minnesota. Adverse conditions in an industry significant to the local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect Municipal Obligations include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenues of issuers (for example, legislation or court decisions reducing state aid to local governments or mandatory additional services). A description of certain factors affecting and statistics describing issuers of Municipal Obligations in Minnesota is set forth in Part B. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in durable goods and non-durable goods manufacturing, particularly industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. The Minnesota Department of Finance February 1996 Forecast has projected that, under current laws, the State will complete its current biennium June 30, 1997 with a $15 million surplus, plus a $350 million cash flow account balance, plus a $220 million budget reserve. Currently Minnesota's general obligation bonds are rated Aaa by Moody's, AA+ by S&P and AAA by Fitch. See Special Factors Affecting the Fund under Investment Restrictions and Policies in Part B.


                                    *  *  *

     The Fund's investment objective and certain other investment policies explicitly designated herein as such are fundamental, which means that they cannot be changed without the vote of the Fund's shareholders as provided in the 1940 Act.
     For additional information on the Fund's investment policies and certain risks associated with investments in certain types of securities, see Other Investment Policies and Risk Considerations.

The Delaware
Difference

PLANS AND SERVICES
     The Delaware Difference is our commitment to provide you with superior information and quality service on your investments in the Delaware Group of funds.


SHAREHOLDER PHONE DIRECTORY

Investor Information Center
  800-523-4640
   Fund Information; Literature Price;
   Yield and Performance Figures


Shareholder Service Center
  800-523-1918
   Information on Existing Regular Investment Accounts; Wire Investments;
          Wire Liquidations; Telephone Liquidations and Telephone Exchanges

Delaphone
  800-362-FUND
  (800-362-3863)


Performance Information
     You can call the Investor Information Center at any time for current performance information. Current yield and total return information may also be included in advertisements and information given to shareholders. Yields are computed on an annual basis over a 30-day period.


Shareholder Services
     During business hours, you can call the Delaware Group's Shareholder Service Center. Our representatives can answer any questions about your account, the Fund, various service features and other funds in the Delaware Group.


Delaphone Service
     Delaphone is an account inquiry service for investors with Touch-Tone(R) phone service. It enables you to get information on your account faster than the mailed statements and confirmations. Delaphone also provides current performance information on the Fund, as well as other funds in the Delaware Group. Delaphone is available seven days a week, 24 hours a day.

Dividend Payments
     Dividends, capital gains and other distributions are automatically reinvested in your account, unless you elect to receive them in cash. You may also elect to have the dividends earned in one fund automatically invested in another Delaware Group fund with a different investment objective, subject to certain exceptions and limitations.
     For more information, see Additional Methods of Adding to Your Investment
- Dividend Reinvestment Plan under How to Buy Shares or call the Shareholder Service Center.


MoneyLine(sm) Services
     Delaware Group offers the following services for fast and convenient transfer of funds between your personal bank account and your Delaware Group fund account.


1. MoneyLine(sm) Direct Deposit Service
      If you elect to have your dividends and distributions paid in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine(sm) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. See Dividends and Distributions. In addition, you may elect to have your Systematic Withdrawal Plan payments transferred from your Fund account to your predesignated bank account through this service. See Systematic Withdrawal Plans under Redemption and Exchange.


2. MoneyLine(sm) On Demand
      You or your investment dealer may request purchases and redemptions of Fund shares by using MoneyLine(sm) On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) or deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and a $50,000 maximum limit for MoneyLine(sm) On Demand transactions.

     For each MoneyLine(sm) Service, it may take up to four business days for the transactions to be completed. You can initiate either service by completing an Account Services form. If the name and address on your designated bank account are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for MoneyLine(sm) services; however, your bank may change a fee. Please call the Shareholder Service Center for additional information about these services.

Statements and Confirmations
     You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends. You should examine statements and confirmations immediately and promptly report any discrepancy by calling the Shareholder Service Center.


Duplicate Confirmations
     If your financial adviser or investment dealer is noted on your investment application, we will send a duplicate confirmation to him or her. This makes it easier for your adviser to help you manage your investments.


Tax Information
     Each year, Mutual Funds, Inc. will mail to you information on the tax status of your dividends and distributions.


Right of Accumulation
     With respect to Class A Shares, the Right of Accumulation feature allows you to combine the value of your current holdings of Class A Shares, Class B Shares and Class C Shares of the Fund with the dollar amount of new purchases of Class A Shares to qualify for a reduced front-end sales charge on such purchases of Class A Shares. Under the Combined Purchases Privilege, you may also include certain shares that you own in other funds in the Delaware Group. See Classes of Shares.


Letter of Intention
     The Letter of Intention feature permits you to obtain a reduced front-end sales charge on purchases of Class A Shares by aggregating certain of your purchases of Delaware Group fund shares over a 13-month period. See Classes of Shares and Part B.

12-Month Reinvestment Privilege
     The 12-Month Reinvestment Privilege permits you to reinvest proceeds from a redemption of Class A Shares, within one year of the date of the redemption, without paying a front-end sales charge. See Part B.
Exchange Privilege
     The Exchange Privilege permits shareholders to exchange all or part of their shares into shares of the other funds in the Delaware Group, subject to certain exceptions and limitations. For additional information on exchanges, see Investing by Exchange under How to Buy Shares and Redemption and Exchange.


Wealth Builder Option

     You may elect to invest in the Fund through regular liquidations of shares in your accounts in other funds in the Delaware Group. Investments under this feature are exchanges and are therefore subject to the same conditions and limitations as other exchanges of Fund shares. See Additional Methods of Adding to Your Investment - Wealth Builder Option and Investing by Exchange under How to Buy Shares, and Redemption and Exchange.


Delaware Group Asset Planner

     Delaware Group Asset Planner is an asset allocation service that gives you, working with a professional financial adviser, the ability to more easily design and maintain investments in a diversified selection of Delaware Group mutual funds. The Asset Planner service offers a choice of four predesigned allocation strategies (each with a different risk/reward profile) made up of separate investments in predetermined percentages of Delaware Group funds. With the guidance of a financial adviser, you may also tailor an allocation strategy that meets your personal needs and goals. See Delaware Group Asset Planner under How to Buy Shares.


Financial Information about the Fund

     Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about the Fund's investments and performance. Mutual Funds, Inc.'s fiscal year ends on December 31.

Classes of
Shares

Alternative Purchase Arrangements
     Shares may be purchased at a price equal to the next determined net asset value per share, subject to a sales charge which may be imposed, at the election of the purchaser, at the time of the purchase for Class A Shares ("front-end sales charge alternative"), or on a contingent deferred basis for Class B Shares ("deferred sales charge alternative") or Class C Shares ("level sales charge alternative").
     Class A Shares. An investor who elects the front-end sales charge alternative acquires Class A Shares, which incur a sales charge when they are purchased, but generally are not subject to any sales charge when they are redeemed. Class A Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets of such shares. Certain purchases of Class A Shares qualify for reduced front-end sales charges. See Front-End Sales Charge Alternative - Class A Shares, below. See also Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange and Distribution (12b-1) and Service under Management of the Fund.
     Class B Shares. An investor who elects the deferred sales charge alternative acquires Class B Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within six years of purchase. Class B Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for approximately eight years after purchase. Class B Shares permit all of the investor's dollars to work from the time the investment is made. The higher 12b-1 Plan expenses paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. At the end of approximately eight years after purchase, the Class B Shares will automatically be converted into Class A Shares and, thereafter, for the remainder of the life of the investment, the annual 0.25% 12b-1 Plan fee for the Class A Shares will apply. See Automatic Conversion of Class B Shares, below.

     Class C Shares. An investor who elects the level sales charge alternative acquires Class C Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for the life of the investment. The higher 12b-1 Plan expenses paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. Unlike Class B Shares, Class C Shares do not convert to another class.
     The alternative purchase arrangements described above permit investors to choose the method of purchasing shares that is most suitable given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge, purchase Class B Shares and have the entire initial purchase amount invested in the Fund with their investment being subject to a CDSC if they redeem shares within six years of purchase, or purchase Class C Shares and have the entire initial purchase amount invested in the Fund with their investment being subject to a CDSC if they redeem shares within 12 months of purchase. In addition, investors should consider the level of annual 12b-1 Plan expenses applicable to each Class. The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In comparing Class B Shares to Class C Shares, investors should also consider the desirability of an automatic conversion feature, which is available only for Class B Shares.

     Prospective investors should refer to Appendix A--Investment Illustrations in this Prospectus for an illustration of the potential effect that each of the purchase options may have on a long-term shareholder's investment.
     For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of the Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of the Class B Shares and the Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A, Class B and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See 12b-1 Distribution Plans - Class A, Class B and Class C Shares.
     Dividends paid on Class A, Class B and Class C Shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that, when assessed, the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Calculation of Offering Price and Net Asset Value Per Share.
     The NASD has adopted certain rules relating to investment company sales charges. Mutual Funds, Inc. and the Distributor intend to operate in compliance with these rules.


Front-End Sales Charge Alternative - Class A Shares
     Class A Shares may be purchased at the offering price, which reflects a maximum front-end sales charge of 3.75%. See Calculation of Offering Price and Net Asset Value Per Share.
     Purchases of $100,000 or more carry a reduced front-end sales charge as shown in the following table.


                            Class A Shares
-----------------------------------------------------------------------
                                                           Dealer's
                                Front-End Sales Charge   Commission***
                                       as % of             as % of
                               Offering      Amount        Offering
    Amount of Purchase          Price      Invested**       Price
-----------------------------  ----------  ------------  --------------
Less than $100,000              3.75%        3.93%          3.25%
$100,000 but under $250,000      3.00         3.05           2.50
$250,000 but under $500,000      2.50         2.55           2.00
$500,000 but
under $1,000,000*                2.00         2.06           1.75

  *There is no front-end sales charge on purchases of Class A Shares of $1 million or more but, under certain limited circumstances, a 1% Limited CDSC may apply upon redemption of such shares.
 **Based upon the net asset value of Class A Shares as of the Fund's most recent fiscal year.
***Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

   -----------------------------------
   The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.

   From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional commission of up to 0.15% of the offering price. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.
   -------------------------------------
     For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made in accordance with the following schedule:





                                     Dealer's Commission
                                     --------------------
      Amount of Purchase             (as a percentage of
----------------------------------    amount purchased)
Up to $2 million                           1.00%
Next $1 million up to $3 million           0.75
Next $2 million up to $5 million           0.50
Amount over $5 million                     0.25

     In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies may be aggregated with those of the Class A Shares of the Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.
     An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.
     Redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC if the dealer's commission described above was paid in connection with the purchase of those shares. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Combined Purchases Privilege
     By combining your holdings of Class A Shares with your holdings of Class B Shares and/or Class C Shares of the Fund and shares of the other funds in the Delaware Group, except those noted below, you can reduce the front-end sales charges on any additional purchases of Class A Shares. Shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with ownership of variable insurance products may be combined with other Delaware Group fund holdings. In addition, assets held in any stable value product available through the Delaware Group may be combined with other Delaware Group fund holdings. Shares of other funds that do not carry a front-end sales charge or CDSC may not be included unless they were acquired through an exchange from a Delaware Group fund that does carry a front-end sales charge or CDSC.
     This privilege permits you to combine your purchases and holdings with those of your spouse, your children under 21 and any trust, fiduciary or retirement account for the benefit of such family members.
     It also permits you to use these combinations under a Letter of Intention. A Letter of Intention allows you to make purchases over a 13-month period and qualify the entire purchase for a reduction in front-end sales charges on Class A Shares.
     Combined purchases of $1,000,000 or more, including certain purchases made at net asset value pursuant to a Right of Accumulation or under a Letter of Intention, may result in the payment of a dealer's commission and the applicability of a Limited CDSC. Investors should consult their financial advisers or the Shareholder Service Center about the operation of these features. See Front-End Sales Charge Alternative Class A Shares, above.

Buying Class A Shares at Net Asset Value
     Class A Shares may be purchased at net asset value under the Delaware Group Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege. See The Delaware Difference and Redemption and Exchange for additional information.
     Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their families) of the Manager, any affiliate, any of the funds in the Delaware Group, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member.

     Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Group funds. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs.
     Investors in Delaware-Voyageur Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds in the Delaware Group at net asset value.
     The Fund must be notified in advance that an investment qualifies for purchase at net asset value.


Deferred Sales Charge Alternative--Class B Shares
     Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.
     Proceeds from the CDSC and the annual 12b-1 Plan fees, if any, are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

     Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Class B Shares described in this Prospectus, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for the Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
     Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.
     Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.
     All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.


Level Sales Charge Alternative--Class C Shares
     Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, however, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.
     Proceeds from the CDSC and the annual 12b-1 Plan fees, if any, are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

     Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Class C Shares as described in this Prospectus. See Redemption and Exchange.

Contingent Deferred Sales Charge--Class B Shares and Class C Shares
     Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestments of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class B Shares or the Class C Shares of the Fund, as the case may be, even if those shares are later exchanged for shares of another Delaware Group fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.
     The following table sets forth the rates of the CDSC for the Class B Shares of the Fund:



                             Contingent Deferred
                             Sales Charge (as a
                               Percentage of
                               Dollar Amount
Year After Purchase Made     Subject to Charge)
--------------------------   --------------------
    0-2                                4%
     3                                 3%
     4                                 3%
     5                                 2%
     6                                 1%
   7 and thereafter                  None

During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares, above. Investors are reminded that the Class A Shares into which the Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets of such shares.

     In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

     All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.
     The CDSC is waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares under Redemption and Exchange.


Other Payments to Dealers--Class A, Class B and Class C Shares
     From time to time at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits, as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.
     Subject to pending amendments to the NASD's Rules of Fair Practice, in connection with the promotion of Delaware Group fund shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the Securities and Exchange Commission. It is likely that the NASD's Rules of Fair Practice will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Rules of Fair Practice as they may be amended.

How To
Buy Shares

Purchase Amounts
     Generally, the minimum initial purchase is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of shares of any Class generally must be $100 or more. For purchases under a Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or through an Automatic Investing Plan, there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25.
     There is a maximum purchase limitation of $250,000 on each purchase of Class B Shares. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind that reduced front-end sales charges are available on investments of $100,000 or more in Class A Shares, and that Class A Shares (i) are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and (ii) generally are not subject to a CDSC.


Investing through Your Investment Dealer
     You can make a purchase of shares of the Fund through most investment dealers who, as part of the service they provide, must transmit orders promptly. They may charge for this service. If you want a dealer but do not have one, we can refer you to one.


Investing by Mail
1. Initial Purchases--An Investment Application must be completed, signed and sent with a check payable to the Fund and Class selected, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to the Fund and Class selected. Your check should be identified with your name(s) and account number. An investment slip (similar to a deposit slip) is provided at the bottom of transaction confirmations and dividend statements that you will receive from Mutual Funds, Inc. Use of this investment slip can help expedite processing of your check when making additional purchases. Your investment may be delayed if you send additional purchases by certified mail.

Investing by Wire
     You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 1412893401 (include your name(s) and your account number for the Fund and Class in which you are investing).

1. Initial Purchases--Before you invest, telephone the Shareholder Service Center to get an account number. If you do not call first, processing of your investment may be delayed. In addition, you must promptly send your Investment Application to the Fund and Class selected, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.
2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You should advise the Shareholder Service Center by telephone of each wire you send.


Investing by Exchange
     If you have an investment in another mutual fund in the Delaware Group, you may write and authorize an exchange of part or all of your investment into shares of the Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privilege.
     Holders of Class A Shares may exchange all or part of their shares for certain of the shares of other funds in the Delaware Group, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Group. Holders of Class B Shares of the Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Group funds. Similarly, holders of Class C Shares of the Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Group funds. See Appendix B--Classes Offered for a list of funds that offer Class A, Class B, Class C and Consultant Class Shares. Class B Shares of the Fund and Class C Shares of the Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund.

     Permissible exchanges into Class A Shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Additional Methods of Adding to Your Investment
     Call the Shareholder Service Center for more information if you wish to use the following services:

1. Automatic Investing Plan
     The Automatic Investing Plan enables you to make regular monthly investments without writing or mailing checks. You may authorize Mutual Funds, Inc. to transfer a designated amount monthly from your checking account to your Fund account. Many shareholders use this as an automatic savings plan. Shareholders should allow a reasonable amount of time for initial purchases and changes to these plans to become effective.

2. Direct Deposit
     You may have your employer or bank make regular investments directly to your Fund account for you (for example: payroll deduction, pay by phone, annuity payments). The Fund also accepts preauthorized recurring government and private payments by Electronic Fund Transfer, which avoids mail time and check clearing holds on payments such as social security, federal salaries, Railroad Retirement benefits, etc.

                                    *  *  *
     Should investments through an automatic investing plan or by direct deposit be reclaimed or returned for some reason, Mutual Funds, Inc. has the right to liquidate your shares to reimburse the government or transmitting bank. If there are insufficient funds in your account, you are obligated to reimburse the Fund.

3. MoneyLine(sm) On Demand
     Through the MoneyLine(sm) On Demand service, you or your investment dealer may call the Fund to request a transfer of funds from your predesignated bank account to your Fund account. See MoneyLine(sm) Services under The Delaware Difference for additional information about this service.

4. Wealth Builder Option
     You can use our Wealth Builder Option to invest in the Fund through regular liquidations of shares in your accounts in other funds in the Delaware Group. You may also elect to invest in other mutual funds in the Delaware Group through the Wealth Builder Option through regular liquidations of shares in your Fund account.

     Under this automatic exchange program, you can authorize regular monthly amounts (minimum of $100 per fund) to be liquidated from your account in one or more funds in the Delaware Group and invested automatically into any other Delaware Group account that you may specify. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above. You can terminate your participation at any time by written notice to the fund from which the exchanges are made. See Redemption and Exchange.

5. Dividend Reinvestment Plan
     You can elect to have your distributions (capital gains and/or dividend income) paid to you by check or reinvested in your Fund account. Or, you may invest your distributions in certain other funds in the Delaware Group, subject to the exceptions noted below as well as the eligibility and minimum purchase requirements set forth in each fund's prospectus.
     Reinvestments of distributions into Class A Shares of the Fund or of other Delaware Group funds are made without a front-end sales charge. Reinvestments of distributions into Class B Shares of the Fund or of other Delaware Group funds or into Class C Shares of the Fund or of other Delaware Group funds are also made without any sales charge and will not be subject to a CDSC if later redeemed. See Automatic Conversion of Class B Shares under Classes of Shares for information concerning the automatic conversion of Class B Shares acquired by reinvesting dividends.
     Holders of Class A Shares of the Fund may not reinvest their distributions into Class B Shares or Class C Shares of any fund in the Delaware Group, including the Fund. Holders of Class B Shares of the Fund may reinvest their distributions only into Class B Shares of the funds in the Delaware Group which offer that class of shares. Similarly, holders of Class C Shares of the Fund may reinvest their distributions only into Class C Shares of the funds in the Delaware Group which offer that class of shares. See Appendix B--Classes Offered for a list of the funds offering those classes of shares. For more information about reinvestments, call the Shareholder Service Center.

Delaware Group Asset Planner

     To invest in Delaware Group funds using the Delaware Group Asset Planner asset allocation service, you should complete a Delaware Group Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. As previously described, the Delaware Group Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Group funds. With the help of a financial adviser, you may also design a customized asset allocation strategy.
     The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Group accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange, above. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Fund and of other funds in the Delaware Group may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Group funds. See Appendix B--Classes Offered for the funds in the Delaware Group that offer consultant class shares.
     An annual maintenance fee, currently $35 per Strategy, is typically due at the time of initial investment and by September 30th of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30th. See Part B.
     Investors will receive a customized quarterly Strategy Report summarizing all Delaware Group Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.
     Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Purchase Price and Effective Date
     The offering price and net asset value of the Class A, Class B and Class C Shares are determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.
     The effective date of a purchase made through an investment dealer is the date the order is received by the Fund in which the shares are being purchased. The effective date of a direct purchase is the day your wire, electronic transfer or check is received unless it is received after the time the offering price or net asset value of shares is determined, as noted above. Purchase orders received after such time will be effective the next business day.

The Conditions of Your Purchase

     The Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.
     The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of a redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund in which the account is held will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.
     The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

Redemption and
Exchange

     You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, bond funds, tax-advantaged funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. See Taxes. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in the Delaware Group will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Group directly for fund information.
     All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.
     Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See Purchase Price and Effective Date under How to Buy Shares. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

     Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.
     The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.
     There is no front-end sales charge or fee for exchanges made between shares of funds which both carry a front-end sales charge. Any applicable front-end sales charge will apply to exchanges from shares of funds not subject to a front-end sales charge, except for exchanges involving assets that were previously invested in a fund with a front-end sales charge and/or exchanges involving the reinvestment of dividends.

     Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Group (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Prospectus and any CDSC assessed upon redemption will be charged by the Fund from which the Original Shares were exchanged. In an exchange of Class B Shares from the Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of the Fund for a longer period of time than if the investment in New Shares were made directly.
     Various redemption and exchange methods are outlined below. Except for the CDSC applicable to certain redemptions of Class B and Class C Shares and the Limited CDSC applicable to certain redemptions of Class A Shares purchased at net asset value, there is no fee charged by the Fund or the Distributor for redeeming or exchanging your shares, but such fees could be charged in the future. You may have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.
     All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund or its agent.


Written Redemption
     You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

     Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.


Written Exchange
     You may also write to the Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above.


Telephone Redemption and Exchange
     To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.
     The Telephone Redemption--Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.
     Neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or its Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
     The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
     Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

MoneyLine(sm) On Demand
     Through the MoneyLine(sm) On Demand service, you or your investment dealer may call the Fund to request a transfer of funds from your Fund account to your predesignated bank account. See MoneyLine(sm) Services under The Delaware Difference for additional information about this service.

Telephone Exchange
     The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in the Delaware Group under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

Systematic Withdrawal Plans
     This plan provides shareholders with a consistent monthly (or quarterly) payment. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. With accounts of at least $5,000, you may elect monthly withdrawals of $25 (quarterly $75) or more. The Fund does not recommend any particular monthly amount, as each shareholder's situation and needs vary. Payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. See MoneyLine(sm) Services under The Delaware Difference for more information about this service.


                                    *  *  *
     Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.
     Redemptions of Class A Shares via a Systematic Withdrawal Plan may be subject to a Limited CDSC if the original purchase was made at net asset value within the 12 months prior to the withdrawal and a dealer's commission was paid on that purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below.
     The applicable CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if, on the date that the Plan is established, the annual amount selected to be withdrawn is less than 12% of the account balance. If the annual amount selected to be withdrawn exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares, below.

     For more information on Systematic Withdrawal Plans, call the Shareholder Service Center.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value
     A Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission previously described. See Classes of Shares.
     The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed; or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Group fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.
     Redemptions of such Class A Shares held for more than 12 months will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Group fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the 12-month holding period. The Limited CDSC is assessed if such 12-month period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Fund or Class A Shares acquired in the exchange.
     In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares
     The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size and (ii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Classes of Shares).


Waiver of Contingent Deferred Sales Charge-- Class B and Class C Shares
     The CDSC is waived on certain redemptions of Class B Shares and Class C Shares in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size and (ii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

     In addition, the CDSC will be waived on Class B and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

Dividends and
Distrbutions

     The Fund declares a dividend to all shareholders of record at the time the offering price of shares is determined. See Purchase Price and Effective Date under How to Buy Shares. Thus, when redeeming shares, dividends continue to be credited up to and including the date of redemption.
     The Fund's dividends are declared daily and paid monthly. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. Distributions from net realized securities profits, if any, will be distributed once a year.
     Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if the Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.
     Each Class of the Fund will share proportionately in the investment income and expenses of the Fund, except that the per share dividends from net investment income on the Class A Shares, the Class B Shares and the Class C Shares will vary due to the expenses under the 12b-1 Plan applicable to each Class. Generally, the dividends per share on Class B Shares and Class C Shares can be expected to be lower than the dividends per share on Class A Shares because the expenses under the 12b-1 Plans relating to Class B and Class C Shares will be higher than the expenses under the 12b-1 Plan relating to Class A Shares. See Distribution (12b-1) and Service under Management of the Fund.

     Both dividends and distributions, if any, are automatically reinvested in your account at net asset value unless you elect otherwise. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in your account at the then-current net asset value and the dividend option may be changed from cash to reinvest. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. See MoneyLine(sm) Services under The Delaware Difference for more information about this service.

Taxes

     The tax discussion set forth below is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund.
     The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, the Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code. The Fund is treated as a separate entity for federal income tax purposes.
     The Fund intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to those investors who are subject to income taxes as ordinary income, whether received in cash or in additional shares. No portion of the Fund's dividends will be eligible for the dividends-received deduction for corporations.
     Distributions paid by the Fund from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.
     Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

     The sale of shares of the Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between the Fund and any other fund in the Delaware Group. Any loss incurred on a sale or exchange of Fund shares that had been held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. All or a portion of the sales charge incurred in acquiring Fund shares will be excluded from the federal tax basis of any of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss upon the sale of such shares) if the sale proceeds are reinvested in the Fund or in another fund in the Delaware Group of funds and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.
     The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes. See Automatic Conversion of Class B Shares under Classes of Shares.
     In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Shares of the Fund are exempt from Pennsylvania county personal property taxes.
     Each year, Mutual Funds, Inc. will mail to you information on the tax status of the dividends and distributions paid by the Fund in which you hold shares. Shareholders will also receive each year information as to the portion of dividend income that is derived from U.S. government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Fund.

     The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Investment Application your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

     Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance private activities are treated as an item of tax preference for purposes of computing the alternative minimum tax for individuals, estates and trusts.

Minnesota State Taxation

     Minnesota taxable net income is based generally on federal taxable income. The portion of exempt-interest dividends that is derived from interest income on Minnesota Municipal Obligations is excluded from the Minnesota taxable net income of individuals, estates and trusts, provided that the portion of the exempt-interest dividends from such Minnesota sources paid to all shareholders represents 95 percent or more of the exempt-interest dividends paid by the Fund. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains. Minnesota has repealed the favorable treatment of long-term capital gains, while retaining restrictions on the deductibility of capital losses. Exempt-interest dividends subject to the federal alternative minimum tax will also be subject to the Minnesota alternative minimum tax imposed on individuals, estates and trusts.
     The 1995 Minnesota Legislature enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Fund is not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Fund cannot predict the likelihood that interest on the Minnesota Municipal Obligations held by the Fund would become taxable under this Minnesota statutory provision.
     The foregoing discussion relates to federal and state taxation as of the date of the Prospectus. See Distributions and Taxes in Part B. This discussion is not intended as a substitute for careful tax planning. You are urged to consult your tax adviser with specific reference to your own tax situation.
     See Accounting and Tax Issues and Distributions and Taxes in Part B for additional information on tax matters relating to the Fund and its shareholders.

Calculation of Offering
Price And Net Asset
Value Per Share

     The net asset value ("NAV") per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Debt securities are priced on the basis of valuations provided by an independent pricing service using methods approved by the Fund's Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by Mutual Funds, Inc.'s Board of Directors.
     Class A Shares are purchased at the offering price per share, while Class B Shares and Class C Shares are purchased at the NAV per share. The offering price per share of Class A Shares consists of the NAV per share next computed after the order is received, plus any applicable front-end sales charges.
     The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.
     The net asset values of all outstanding shares of each Class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes.

Management of
the Fund

Directors
     The business and affairs of Mutual Funds, Inc. are managed under the direction of its Board of Directors. Part B contains additional information regarding Mutual Funds, Inc.'s directors and officers.


Investment Manager
     The Manager furnishes investment management services to the Fund.
     The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On June 30, 1997, the Manager and its affiliates within the Delaware Group, including Delaware International Advisers Ltd., were managing in the aggregate more than $37 billion in assets in the various institutional or separately managed (approximately $22,302,518,000) and investment company (approximately $15,246,733,000) accounts.
     The Manager is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.
     Prior to May 1, 1997, Voyageur Fund Managers, Inc. ("Voyageur") had been retained under an investment advisory contract to act as the Fund's investment adviser, subject to the authority of the Board of Directors. Voyageur was an indirect, wholly owned subsidiary of Dougherty Financial Group, Inc. ("DFG"). After the close of business on April 30, 1997, Voyageur became an indirect, wholly owned subsidiary of Lincoln National, as a result of Lincoln National's acquisition of DFG.

     Because Lincoln National's acquisition of DFG resulted in a change of control of Voyageur, the Fund's previous investment advisory agreement with Voyageur was "assigned," as that term is defined by the 1940 Act, and the previous agreement therefore was terminated upon the completion of the acquisition. The Board of Directors of the Fund unanimously approved a new investment advisory agreement at the meeting held in person on February 14, 1997, and called for a shareholders meeting to approve the new agreement. At a meeting held on April 11, 1997, the shareholders of the Fund approved the investment advisory agreement with Voyageur to become effective after the close of business on April 30, 1997, the date the acquisition was completed. On May 30, 1997, Voyageur was merged into the Manager and the Manager became the investment manager for the Fund.
     The Manager administers the affairs of and is ultimately responsible for the investment management of the Fund under an Investment Management Agreement with Mutual Funds, Inc. on behalf of the Fund dated April 30, 1997. Under the Investment Management Agreement for the Fund, the Manager is paid an annual fee equal to 0.65% of the average daily net assets of the Fund.

     Elizabeth H. Howell has had primary responsibility for making day-to-day investment decisions for the Fund since 1991. Ms. Howell is a Vice President/Senior Portfolio Manager of the Fund and has over ten years experience as a securities analyst and portfolio manager. Since 1991, Ms. Howell has also had the day-to-day portfolio management responsibility for the Delaware-Voyageur Tax-Free Minnesota Fund, Delaware-Voyageur Tax-Free Minnesota Intermediate Fund and Delaware-Voyageur Minnesota Insured Fund, as well as, since inception, the Delaware-Voyageur Tax-Free Idaho Fund, Delaware-Voyageur Tax-Free Kansas Fund, Delaware-Voyageur Tax-Free Missouri Insured Fund, Delaware-Voyageur Tax-Free Oregon Insured Fund and Delaware-Voyageur Tax-Free Washington Insured Fund.

Portfolio Trading Practices

     The Fund normally will not invest for short-term trading purposes. However, the Fund may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of the Fund and may affect taxes payable by the Fund's shareholders. A turnover rate of 100% would occur if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year. From the period June 4, 1996 (date of initial sale) through December 31, 1996, the portfolio turnover rate of the Fund was 14.97%, annualized.

     The Fund uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or to their advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, the Fund may consider a broker/dealer's sales of shares of funds in the Delaware Group of funds in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.

Performance Information
     From time to time, the Fund may quote yield or total return performance of the Classes in advertising and other types of literature.
     The current yield for each Class will be calculated by dividing the annualized net investment income earned by that Class during a recent 30-day period by the maximum offering price per share on the last day of the period. The yield formula provides for semi-annual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.
     Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value and: (i) in the case of Class A Shares, the impact of the maximum front-end sales charge at the beginning of each specified period; and (ii) in the case of Class B Shares and Class C Shares, the deduction of any applicable CDSC at the end of the relevant period. Each presentation will include the average annual total return for one-, five- and ten-year periods, as relevant. The Fund may also advertise aggregate and average total return information concerning a Class over additional periods of time. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC. In this case, such total return information would be more favorable than total return information that includes the deductions of the maximum front-end sales charge or any applicable CDSC.
     Yield and net asset value fluctuate and are not guaranteed. Past performance is not a guarantee of future results.

Distribution (12b-1) and Service
     The Distributor, Delaware Distributors, L.P., serves as the national distributor of the Fund's shares under a Distribution Agreement with Mutual Funds, Inc. dated as of March 1, 1997.
     Mutual Funds, Inc. has adopted a separate distribution plan under Rule 12b-1 for each of the Class A Shares, Class B Shares and Class C Shares of the Fund (the "Plans"). The Plans permit the Fund to pay the Distributor from the assets of the respective Classes a monthly fee for the Distributor's services and expenses in distributing and promoting sales of shares. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences, and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, the Fund may make payments from the 12b-1 plan fees of its respective Class directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with Mutual Funds, Inc.
     The 12b-1 Plan expenses relating to each of the Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.
     The aggregate fees paid by the Fund from the assets of its Classes to the Distributor and others under the Plans may not exceed (i) 0.25% of the Class A Shares' average daily net assets in any year, and (ii) 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets in any year. The Class A, Class B and Class C Shares will not incur any distribution expenses beyond these limits, which may not be increased without shareholder approval.
     While payments pursuant to the Plans may not exceed 0.25% annually with respect to the Class A Shares, and 1% annually with respect to each of the Class B Shares and the Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of Mutual Funds, Inc.'s unaffiliated directors, who may reduce the fees or terminate the Plans at any time.

     The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for the Fund pursuant to an amended and restated agreement dated as of April 30, 1997. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. The directors of Mutual Funds, Inc. annually review service fees paid to the Transfer Agent.
     The Distributor and the Transfer Agent are also indirect, wholly owned subsidiaries of DMH.

Expenses
     The Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement. In connection with the merger transaction described above, the Manager has agreed for a period of two years ending on April 30, 1999, to pay the operating expenses (excluding interest expense, taxes, brokerage fees, commissions and Rule 12b-1 fees) of the Fund which exceed 1% of the

Fund's average daily net assets on an annual basis up to certain limits as set forth in detail Part B. This agreement replaces a similar provision in the Fund's investment advisory contracts with the Fund's predecessor investment adviser.
     The Manager and the Distributor reserve the right to voluntarily waive their fees in whole or part and to voluntarily absorb certain other of the Fund's expenses. See Summary of Expenses for current fee waivers and reimbursements. The ratios of expenses to average daily net assets (after voluntary waivers and payments) for the Class A Shares, Class B Shares and Class C Shares of the Fund for the last fiscal year was as follows:

                       Period ended
                        12/31/96
Class A Shares \1         0.24%*
Class B Shares \2         0.95%*
Class C Shares \3         0.99%*

*Annualized
\1Period from June 4, 1996 (commencement of operations) to December 31, 1996. \2Period from June 12, 1996 (commencement of operations) to December 31, 1996. \3Period from June 7, 1996 (commencement of operations) to December 31, 1996.

Shares
     Mutual Funds, Inc. is an open-end management investment company. The Fund's portfolio of assets is diversified as defined by the 1940 Act. Commonly known as a mutual fund, Mutual Funds, Inc. was organized as a Minnesota corporation in April 1993. In addition to the Fund, Mutual Fund, Inc. presently offers eight other series of shares, the Delaware-Voyageur Tax-Free Iowa Fund, Delaware-Voyageur Tax-Free Wisconsin Fund, Delaware-Voyageur Tax-Free Idaho Fund, Delaware-Voyageur Tax-Free Arizona Fund, Delaware-Voyageur Tax-Free California Fund, Delaware-Voyageur Tax-Free New York Fund and National High Yield Municipal Bond Fund. Fund shares have a par value of $.01, equal voting rights, except as noted below, and are equal in all other respects. Each fund will vote separately on any matter which affects only that fund. Shares of each fund have a priority over shares of any other Mutual Funds, Inc. in the assets and income of that fund.
     All of the shares have noncumulative voting rights which means that the holders of more than 50% of Mutual Funds, Inc.'s shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Minnesota law, Mutual Funds, Inc. is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act.
     Shares of each Class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other classes of the Fund. The shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares of a Fund may vote on any proposal to increase materially the fees to be paid by the Fund under the 12b-1 Plan relating to Class A Shares.
     Beginning June 9, 1997, the name of Voyageur Minnesota High Yield
Municipal Bond Fund changed to Delaware-Voyageur Minnesota High Yield Municipal Bond Fund.

Other Investment Policies
and Risk Considerations

Municipal Obligations
     As used in this Prospectus, the term "Municipal Obligations" refers to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions. The term "Municipal Obligations" also includes Derivative Municipal Obligations as defined below.
     Municipal Obligations are primarily debt obligations issued to obtain funds for various public purposes such as constructing public facilities and making loans to public institutions. The two principal classifications of Municipal Obligations are general obligation bonds and revenue bonds. General obligation bonds are generally secured by the full faith and credit of an issuer possessing general taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. Revenue bonds are payable only from the revenues derived from a particular source or facility, such as a tax on particular property or revenues derived from, for example, a municipal water or sewer utility or an airport. Municipal Obligations that benefit private parties in a manner different than members of the public generally (so-called private activity bonds or industrial development bonds) are in most cases revenue bonds, payable solely from specific revenues of the project to be financed. The credit quality of private activity bonds is usually directly related to the creditworthiness of the user of the facilities (or the creditworthiness of a third-party guarantor or other credit enhancement participant, if any).
     Within these principal classifications of Municipal Obligations, there is a variety of types of municipal securities. Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index. Accordingly, the yield on such obligations can be expected to fluctuate with changes in prevailing interest rates. Other Municipal Obligations are zero-coupon securities, which are debt obligations which do not entitle the holder to any periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The market prices of zero-coupon securities are generally more volatile than the market prices of securities that pay interest periodically.

     Municipal Obligations also include state or municipal leases and participation interests therein. The Fund may invest in these types of obligations without limitation. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. Municipal lease obligations, except in certain circumstances, are considered illiquid by the staff of the Securities and Exchange Commission. Municipal lease obligations held by the Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by Mutual Funds, Inc.'s Board of Directors. Under these guidelines, the Fund's investment adviser will consider factors including, but not limited to (1) whether the lease can be canceled, (2) what assurance there is that the assets represented by the lease can be sold, (3) the municipality's general credit strength (e.g., its debt, administrative, economic and financial characteristics), (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"), and (5) the legal recourse in the event of failure to appropriate. Additionally, the lack of an established trading market for municipal lease obligations may make the determination of fair market value more difficult. See Investment Policies and Restrictions--
Municipal Obligations in Part B.
     The Fund may also acquire Derivative Municipal Obligations, which are custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer.

     In addition, in the event that the trust or custodial account in which the underlying security had been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, it would be subject to state income tax (but not federal income tax) on the income it earned on the underlying security, and the yield on the security paid to the Fund and its shareholders would be reduced by the amount of taxes paid. Furthermore, amounts paid by the trust or custodial account to the Fund would lose their tax-exempt character and become taxable, for federal and state purposes, in the hands of the Fund and its shareholders. However, the Fund will only invest in custodial receipts which are accompanied by a tax opinion stating that interest payable on the receipts is tax-exempt. If the Fund invests in custodial receipts, it is possible that a portion of the discount at which the Fund purchases the receipts might have to be accrued as taxable income during the period that the Fund holds the receipts.
     The principal and interest payments on the Derivative Municipal Obligations underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying Municipal Obligations. The Fund may also invest in custodial receipts which are "inverse floating obligations" (also sometimes referred to as "residual interest bonds"). These securities pay interest rates that vary inversely to changes in the interest rates of specified short term Municipal Obligations or an index of short-term Municipal Obligations. Thus, as market interest rates increase, the interest rates on inverse floating obligations decrease. Conversely, as market rates decline, the interest rates on inverse floating obligations increase. Such securities have the effect of providing a degree of investment leverage, since the interest rates on such securities will generally change at a rate which is a multiple of the change in the interest rates of the specified Municipal Obligations or index. As a result, the market values of inverse floating obligations will generally be more volatile than the market values of other Municipal Obligations and investments in these types of obligations will increase the volatility of the net asset value of shares of the Fund.

Forward Commitments
     New issues of Municipal Obligations and other securities are often purchased on a "when issued" or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such "forward commitments" if it holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price. There is no percentage limitation on the Fund's total assets which may be invested in forward commitments. Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Municipal Obligations purchased on a when-issued basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing Municipal Obligations on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Any significant commitment by the Fund to the purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

Illiquid Securities
     The Fund may invest up to 15% of its net assets in illiquid securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms.
     The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may be restricted in its ability to sell such securities at a time when the Fund's investment adviser deems it advisable to do so. In addition, in order to meet redemption requests, the Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.
     Certain securities in which the Fund may invest, including municipal lease obligations, certain restricted securities and commercial paper issued pursuant to the private placement exemption of Section 4(2) of the Securities Act of 1933, historically have been considered illiquid by the staff of the Securities and Exchange Commission. In accordance with more recent staff positions, however, the Fund will treat such securities as liquid and not subject to the above 15% limitation when they have been determined to be liquid by the Fund's investment adviser subject to the oversight of and pursuant to procedures adopted by the Fund's Board of Directors. See Investment Policies and Restrictions--Illiquid Investments in Part B.


Repurchase Agreements
     The Fund may enter into repurchase agreements with respect to not more than 10% of its total assets (taken at current value), except when investing for defensive purposes during times of adverse market conditions. The Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions.
     In order to invest its short-term cash reserves or when in a temporary defensive posture, the Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e. the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week but on occasion for longer periods. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager under guidelines of the Board of Directors determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 100% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.

Reverse Repurchase Agreements

     The Fund may engage in "reverse repurchase agreements" with banks and securities dealers with respect to not more than 10% of its total assets. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time the Fund enters into a reverse repurchase agreement, cash, or liquid securities having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be marked to market daily and maintained throughout the period of the obligation. Reverse repurchase agreements may be used as a means of borrowing for investment purposes subject to the 10% limitation set forth above. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased. Because the Fund does not currently intend to utilize reverse repurchase agreements in excess of 10% of total assets, the Fund believes the risks of leveraging due to use of reverse repurchase agreements to principal are reduced. The Fund's investment adviser believes that the limited use of leverage may facilitate the Fund's ability to provide high current income.

 Options and Futures
     The Fund may utilize put and call transactions and may utilize futures transactions to hedge against market risk and facilitate portfolio management. See Investment Restrictions and Policies--Options and Futures in Part B. Options and futures may be used to attempt to protect against possible declines in the market value of the Fund's portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. The use of options and futures is a function of market conditions. Other transactions may be used by the Fund in the future for hedging purposes as they are developed to the extent deemed appropriate by the Board.


Options on Securities
     The Fund may write (i.e., sell) covered put and call options and purchase put and call options on the securities in which it may invest and on indices of securities in which it may invest, to the extent such put and call options are available.
     A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date, at a predetermined price.
     In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

     If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described in Appendix B to Part B. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.
     Over-the-counter options are purchased or written by the Fund in privately negotiated transactions. Such options are illiquid, and it may not be possible for the Fund to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when the Manager believes it would be advantageous to do so. Over-the-counter options are subject to the Fund's 15% illiquid investment limitation. See Appendix B to Part B for a further discussion of the general characteristics and risks of options.
     Participation in the options market involves investment risks and transaction costs to which the Fund would not be subject absent the use of this strategy. If the Manager's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategy was not used. Risks inherent in the use of options include (a)dependence on the Manager's ability to predict correctly movements in the direction of interest rates and security prices; (b) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (c) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See Investment Restrictions and Policies --Risks of Transactions in Futures Contracts and Options and Appendix B in Part B for further discussion and for a discussion of closing transactions and other risks.

Futures Contracts and Options on Futures Contracts
     The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or contracts based on financial indices including any index of securities in which the Fund may invest ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. Options on futures contracts to be written or purchased by the Fund will be traded on exchanges or over-the-counter. The successful use of such instruments draws upon the Manager's experience with respect to such instruments and usually depends upon the Manager's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and would thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the prices of the securities hedged or used for cover will not be perfect.
     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements. To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when purchasing a futures contract or writing a put option, the Fund will maintain in a segregated account cash or liquid securities equal to the value of such contracts, less any margin on deposit. In addition, the rules and regulations of the Commodity Futures Trading Commission currently require that, in order to avoid "commodity pool operator" status, the Fund must use futures and options positions (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. There are no other numerical limits on the Fund's use of futures contracts and options on futures contracts. For a discussion of the tax treatment of futures contracts and options on futures contracts, see Taxes in Part B. For a further discussion of the general characteristics and risks of futures, see Appendix B to Part B.

Concentration Policy
     As a fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry. The Fund may invest 25% or more of its total assets in industrial development revenue bonds. In addition, it is possible that the Fund from time to time will invest 25% or more of its total assets in a particular segment of the municipal bond market, such as housing, health care, utility, transportation, education or industrial obligations. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or a declining market or need for the project) might also affect other bonds in the same segment, thereby potentially increasing market or credit risk. For a discussion of these segments of the municipal bond market, see Investment Policies and Restrictions--Concentration Policy in Part B.
     Mutual Funds, Inc.'s Board may change any of the foregoing policies that are not specifically designated fundamental.


Investment Restrictions
     The Fund has adopted certain investment restrictions in addition to those set forth above, which are set forth in their entirety in Part B. Certain of these restrictions are fundamental and cannot be changed without shareholder approval, including the restriction providing that the Fund may not borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of its total assets (the Fund may also borrow money in the form of reverse repurchase agreements up to 10% of total assets). See Investment Policies and Restrictions--Investment Restrictions in Part B.
     The Fund also has a number of non-fundamental investment restrictions which may be changed by Mutual Funds, Inc.'s Board without shareholder approval. These include restrictions providing that the Fund may not (i) invest more than 5% of its total assets in securities of any single investment company, (ii) invest more than 10% of its total assets in securities of two or more investment companies, (iii) invest more than 15% of its net assets in illiquid securities or (iv) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of net assets. If the Fund invests in securities of other investment companies, the return on any such investments will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies.
     Except for the Fund's policy with respect to borrowing, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

Appendix A--
Investment Illustrations

 Illustrations of the Potential Impact on Investment Based on Purchase Option
                               $10,000 Purchase

                    Scenario 1                          Scenario 2
                   No Redemption                     Redeem 1st Year
        -----------------------------------  --------------------------------
Year    Class A      Class B      Class C    Class A    Class B    Class C
------  ----------  ------------  ---------  ---------  ---------  ----------
   0         9,625     10,000      10,000      9,625     10,000      10,000
   1        10,192     10,625      10,625     10,192     10,225      10,525+
   2        10,905     11,289      11,289
   3        11,669     11,995      11,995
   4        12,485     12,744      12,744
   5        13,359     13,541      13,541
   6        14,294     14,387      14,387
   7        15,295+    15,286      15,286
   8        16,366     16,242      16,242
   9        17,511     17,379*     17,257
  10        18,737     18,595*     18,335


                   Scenario 3                       Scenario 4
                Redeem 3rd Year                   Redeem 5th Year
        --------------------------------  -------------------------------
Year    Class A    Class B    Class C     Class A    Class B    Class C
------  ---------  ---------  ----------  ---------  ---------  ---------
   0      9,625     10,000        10,000    9,625     10,000        10,00
   1     10,192     10,625        10,625   10,192     10,625        10,62
   2     10,905     11,289        11,289   10,905     11,289        11,28
   3     11,669     11,695        11,995+  11,669     11,995        11,99
   4                                       12,485     12,744        12,74
   5                                       13,359     13,341       13,541+
   6
   7
   8
   9
  10

*This assumes that Class B Shares were converted to Class A Shares at the end of the eighth year.

                               $250,000 Purchase
                    Scenario 1                         Scenario 2
                  No Redemption                      Redeem 1st Year
        ----------------------------------  ---------------------------------
Year     Class A     Class B     Class C    Class A    Class B     Class C
------  -----------  ----------  ---------  ---------  ---------  -----------
   0     243,750     250,000     250,000    243,750    250,000     250,000
   1     260,813     265,625     265,625    260,813    255,625     263,125+
   2     279,069     282,227     282,227
   3     298,604     299,866     299,866
   4     319,507+    318,607     318,607
   5     341,872     338,520     338,520
   6     365,803     359,678     359,678
   7     391,409     382,158     382,158
   8     418,808     406,043     406,043
   9     448,124     434,466*    431,420
  10     479,493     464,878*    458,384

                   Scenario 3                         Scenario 4
                 Redeem 3rd Year                    Redeem 5th Year
        ---------------------------------  ---------------------------------
Year    Class A    Class B     Class C      Class A     Class B    Class C
------  ---------  ---------  -----------  -----------  ---------  ---------
   0    243,750    250,000     250,000      243,750     250,000     250,000
   1    260,813    265,625     265,625      260,813     265,625     265,625
   2    279,069    282,227     282,227      279,069     282,227     282,227
   3    298,604    292,366     300,866+     298,604     299,866     299,866
   4                                        319,507+    318,607     318,607
   5                                        341,872     333,520     338,520
   6
   7
   8
   9
  10

*This assumes that Class B Shares were converted to Class A Shares at the end of the eighth year.

Assumes a hypothetical return for Class A of 7% per year, a hypothetical return for Class B of 6.25% for years 1-8 and 7% for years 9-10, and a hypothetical return for Class C of 6.25% per year. Hypothetical returns vary due to the different expense structure for each Class and do not represent actual performance.

Class A purchase subject to appropriate sales charge breakpoint (3.75% @ $10,000; 3.00% @ $100,000; 2.50% @ $250,000; 2.00% @ $500,000).

Class B purchase assessed appropriate CDSC upon redemption (4%-4%-3%-3%-2%-1% in years 1-2-3-4-5-6).

Class C purchase assessed 1% CDSC upon redemption in year 1.

Figures marked "+" identify which Class offers the greater return potential based on investment amount, the holding period and the expense structure of each Class.

Appendix B--
Classes Offered
                                                                     Consultant
                                   A Class     B Class    C Class      Class

Growth of Capital
Aggressive Growth Fund               x           x          x            --
Trend Fund                           x           x          x            --
Enterprise Fund                      x           x          x            --
DelCap Fund                          x           x          x            --
Small Cap Value Fund                 x           x          x            --
U.S. Growth Fund                     x           x          x            --
Growth Stock Fund                    x           x          x            --
Tax-Efficient Equity Fund            x           x          x            --

-------------------------------------------------------------------------------
Total Return                         x           x          x            --
Blue Chip Fund                       x           x          x            --
Quantum Fund                         x           x          x            --
Devon Fund                           x           x          x            --
Decatur Total Return Fund            x           x          x            --
Decatur Income Fund                  x           x          x            --
Delaware Fund                        x           x          x            --

-------------------------------------------------------------------------------
International Diversification        x           x          x            --
Emerging Markets Fund                x           x          x            --
New Pacific Fund                     x           x          x            --
World Growth Fund                    x           x          x            --
International Equity Fund            x           x          x            --
Global Assets Fund                   x           x          x            --
Global Bond Fund                     x           x          x            --

-------------------------------------------------------------------------------
Current Income
Delchester Fund                      x           x          x            --
Strategic Income Fund                x           x          x            --
Corporate Income Fund                x           x          x            --
Federal Bond Fund                    x           x          x            --
U.S. Government Fund                 x           x          x            --
Delaware-Voyageur US Government
 Securities Fund                     x           x          x            --
Limited-Term Government Fund         x           x          x            --

                           (Not Part of Prospectus)

                                                                                     Consultant
                                                  A Class     B Class     C Class       Class
Tax-Free Income
National High Yield Municipal Bond Fund             x           x           x            --
Tax-Free USA Fund                                   x           x           x            --
Tax-Free Insured Fund                               x           x           x            --
Tax-Free USA Intermediate Fund                      x           x           x            --
Delaware-Voyageur Tax-Free Arizona Insured
 Fund                                               x           x           x            --
Delaware-Voyageur Tax-Free Arizona Fund             x           x           x            --
Delaware-Voyageur Tax-Free California Insured
 Fund                                               x           x           x            --
Delaware-Voyageur Tax-Free California Fund          x           x           x            --
Delaware-Voyageur Tax-Free Colorado Fund            x           x           x            --
Delaware-Voyageur Tax-Free Florida Insured
 Fund                                               x           x           x            --
Delaware-Voyageur Tax-Free Florida Intermediate
 Fund                                               x           x           x            --
Delaware-Voyageur Tax-Free Florida Fund             x           x           x            --
Delaware-Voyageur Tax-Free Idaho Fund               x           x           x            --
Delaware-Voyageur Tax-Free Iowa Fund                x           x           x            --
Delaware-Voyageur Tax-Free Kansas Fund              x           x           x            --
Delaware-Voyageur Minnesota High Yield
 Municipal Bond Fund                                x           x           x            --
Delaware-Voyageur Minnesota Insured Fund            x           x           x            --
Delaware-Voyageur Tax-Free Minnesota
 Intermediate Fund                                  x           x           x            --
Delaware-Voyageur Tax-Free Minnesota Fund           x           x           x            --
Delaware-Voyageur Tax-Free Missouri Insured
 Fund                                               x           x           x            --
Delaware-Voyageur Tax-Free New Mexico Fund          x           x           x            --
Delaware-Voyageur Tax-Free New York Fund            x           x           x            --
Delaware-Voyageur Tax-Free North Dakota
 Fund                                               x           x           x            --
Delaware-Voyageur Tax-Free Oregon Insured
 Fund                                               x           x           x            --
Tax-Free Pennsylvania Fund                          x           x           x            --
Delaware-Voyageur Tax-Free Utah Fund                x           x           x            --
Delaware-Voyageur Tax-Free Washington
 Insured Fund                                       x           x           x            --
Delaware-Voyageur Tax-Free Wisconsin Fund           x           x           x            --

--------------------------------------------------------------------------------------------
Money Market Funds
Delaware Cash Reserve                               x           x           x             x
U.S. Government Money Fund                          x           --          --            x
Tax-Free Money Fund                                 x           --          --            x

                            (Not Part of Prospectus)

  The Delaware Group includes funds
with a wide range of investment objectives.
Stock funds, income funds, national and
state-specific funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, contact your financial adviser or call
Delaware Group at 800-523-4640.

Investment Manager
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA 19103

National Distributor
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

Shareholder Servicing
Dividend Disbursing,
Accounting Services
and Transfer Agent
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

Independent Auditors
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

Custodian
Norwest Bank Minnesota, N.A.
Sixth Street & Marquette Avenue
Minneapolis, MN 55479



DELAWARE
GROUP
========
Philadelphia o London


LOGO  Printed in the U.S.A. on recycled paper.
      P-313[--]PP8/97

Table of
Contents

COVER PAGE.....................................................1

SYNOPSIS ......................................................2

SUMMARY OF EXPENSES............................................4

FINANCIAL HIGHLIGHTS ..........................................6

INVESTMENT OBJECTIVE AND POLICIES
  Suitability..................................................7
  Investment Strategy  ........................................7

THE DELAWARE DIFFERENCE ......................................11
  Plans and Services .........................................11

CLASSES OF SHARES ............................................13

HOW TO BUY SHARES ............................................18

REDEMPTION AND EXCHANGE ......................................21

DIVIDENDS AND DISTRIBUTIONS  .................................25

TAXES ........................................................26

CALCULATION OF OFFERING PRICE AND
 NET ASSET VALUE PER SHARE ...................................27

MANAGEMENT OF THE FUND........................................28

OTHER INVESTMENT POLICIES AND
 RISK CONSIDERATIONS..........................................32

APPENDIX A--INVESTMENT
 ILLUSTRATIONS ...............................................37

APPENDIX B--CLASSES OFFERED  .................................38

National High Yield
Municipal Bond Fund

1818 Market Street, Philadelphia, PA 19103

For Prospectus and Performance:
Nationwide 800-523-4640

Information on Existing Accounts:
(SHAREHOLDERS ONLY)
Nationwide 800-523-1918

Dealer Services:
(BROKER/DEALERS ONLY)
Nationwide 800-362-7500

Representatives of Financial Institutions:
Nationwide 800-659-2265

     This Prospectus describes the shares of National High Yield Municipal Bond Fund (the "Fund") (formerly known as Voyageur National High Yield Municipal Bond Fund) of Voyageur Mutual Funds, Inc. ("Mutual Funds, Inc.") a professionally-managed mutual fund of the series type.
     The Fund offers Class A Shares, Class B Shares and Class C Shares. Each class is referred to individually as a "Class" and collectively as the "Classes."

     The investment objective of the Fund is to seek a high level of current income exempt from federal income tax primarily through investment in a portfolio of medium- and lower-grade Municipal Obligations. The weighted average maturity of the investment portfolio of the Fund is expected to be approximately 15 to 25 years. There is no assurance that the Fund will achieve its investment objective.
     The Fund may invest in medium- and lower-grade Municipal Obligations rated between BBB and B- (inclusive) by Standard & Poor's Ratings Services or Fitch Investors Service LP, Baa and B3 (inclusive) by Moody's Investors Service,
Inc., comparably rated short-term Municipal Obligations and non-rated Municipal Obligations determined by the Fund's investment adviser to be of comparable quality. The Fund may also invest in higher rated securities. Investment in medium- and lower-grade Municipal Obligations involves special risks as compared with investment in higher-grade municipal securities, including potentially greater sensitivity to a general economic downturn or to a significant increase in interest rates, greater market price volatility and less liquid secondary market trading. See Risk Considerations under Investment Objective and Policies. Investment in the Fund may not be appropriate for all investors.

     This Prospectus sets forth certain information that you should read and consider. The Statement of Additional Information ("Part B") of Mutual Funds, Inc.'s registration statement dated August 28, 1997, as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available without charge by writing to Delaware Distributors, L.P. at the above address or by calling the above telephone numbers.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

Synopsis

Investment Objective
     The investment objective of the Fund is to seek a high level of current income exempt from federal income tax primarily through investment in a portfolio of medium- and lower-grade Municipal Obligations. The weighted average maturity of the investment portfolio of the Fund is expected to be approximately 15 to 25 years.


Risk Factors and Special Considerations
     The Fund is a nondiversified investment company under the Investment Company Act of 1940 Act (the "1940 Act") and may be subject to greater risks than if the Fund were diversified. See Diversification under Investment Objective and Policies. The Fund invests primarily in high yield securities, commonly known as "junk bonds," and greater risks may be involved with an investment in the Fund than an investment in a mutual fund comprised primarily of investment grade bonds. See Risk Considerations under Investment Objective and Policies.


Investment Manager, Distributor and Service Agent
     Delaware Management Company, Inc. (the "Manager") furnishes investment management services to the Fund, subject to the supervision and direction of Mutual Funds, Inc.'s Board of Directors. The Manager also provides investment management services to certain of the other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing, accounting services and transfer agent for the Fund and for all of the other mutual funds in the Delaware Group. See Summary of Expenses and Management of the Fund for further information regarding the Manager and the fees payable under the Fund's Investment Management Agreement.


Sales Charges
     The price of Class A Shares of the Fund includes a maximum front-end sales charge of 3.75% of the offering price, which is equivalent to 3.94%, based upon the net asset value of Class A Shares as of the Fund's most recent fiscal year. The front-end sales charge is reduced on certain transactions of at least $100,000 but under $1,000,000. There is no front-end sales charge on purchases of $1,000,000 or more. Class A Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

     The price of Class B Shares is equal to the net asset value per share. Class B Shares are subject to a contingent deferred sales charge ("CDSC") of:
(i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase. See Deferred Sales Charge Alternative - Class B Shares and Automatic Conversion of Class B Shares under Classes of Shares.
     The price of Class C Shares is equal to the net asset value per share. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses for the life of the investment.
     See Classes of Shares and Distribution (12b-1) and Service under Management of the Fund.


Purchase Amounts
     Generally, the minimum initial investment in any Class is $1,000. Subsequent investments must generally be at least $100.
     Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations for Class B Shares and Class C Shares by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B and Class C Shares and generally are not subject to a CDSC. See How to Buy Shares.

Redemption and Exchange
     Class A Shares of the Fund may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. Neither the Fund nor the Distributor assesses a charge for redemptions or exchanges of Class A Shares, except for certain redemptions of shares purchased at net asset value, which may be subject to a CDSC if a dealer's commission was paid in connection with such purchases. See Front-End Sales Charge Alternative - Class A Shares under Classes of Shares.
     Class B Shares and Class C Shares may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request subject, in the case of redemptions, to any applicable CDSC. Neither the Fund nor the Distributor assesses any charges other than the CDSC for redemptions or exchanges of Class B or Class C Shares. There are certain limitations on an investor's ability to exchange shares between the various classes of shares that are offered. See Redemption and Exchange.

Open-End Investment Company
     Mutual Funds, Inc., which was organized as a Minnesota corporation in April 1993, is an open-end management investment company. The Fund's portfolio of assets is non-diversified as defined by the 1940 Act. The Fund is one of several series of Mutual Funds, Inc. See Shares under Management of the Fund.

Summary of
Expenses




Shareholder Transaction Expenses     Class A     Class B     Class C
-----------------------------------  ----------  ----------  ---------
Maximum Sales Charge Imposed on
  Purchases (as a percentage of
  offering price)   ...............  3.75%       None        None
Maximum Sales Charge Imposed on
  Reinvested Dividends (as a
percent-
  age of offering price)             None        None        None
Maximum Contingent Deferred Sales
  Charge (as a percentage of
original
  purchase price or redemption
  proceeds, whichever is lower) ...  None*       4.00%**     1.00%***
Redemption Fees  ..................  None****    None****    None****


          Annual Operating Expenses
(as a percentage of average daily net assets)    Class A    Class B    Class C
-----------------------------------------------  ---------  ---------  --------
Management Fees (after voluntary fee waivers)     0.58%      0.58%     0.58%
12b-1 Plan Expenses (including service fees)     0.25%+     1.00%+     1.00%+
Other Operating Expenses (after voluntary
  payments)   .................................   0.01%      0.01%     0.01%
                                                  ------     ------    -------
    Total Operating Expenses (after voluntary
       waivers and payments) ..................  0.84%++    1.59%++    1.59%++
                                                 =======    =======    =======


 *Class A purchases of $1 million or more may be made at net asset value.
  However, if in connection with any such purchase a dealer commission is paid to the financial adviser through whom such purchase is effected, a CDSC of 1% will be imposed on certain redemptions within 12 months of purchase ("Limited CDSC"). See Contingent Deferred Sales Charge for Certain
  Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.
  **Class B Shares of the Fund are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. See Deferred Sales Charge Alternative - Class B Shares under Classes of Shares.
 ***Class C Shares of the Fund are subject to a CDSC of 1% if shares are redeemed within 12 months of purchase. See Level Sales Charge Alternative--Class C Shares under Classes of Shares.
****CoreStates Bank, N.A. currently charges $7.50 per redemption for redemptions payable by wire.
   +Class A Shares, Class B Shares and Class C Shares are subject to separate
    12b-1 Plans. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (the "NASD"). See Distribution (12b-1) and Service under Management of the Fund.
  ++The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the new Fund and to pay certain expenses of that Fund to the extent necessary to ensure that the Total Operating Expenses of the Class A Shares, the Class B Shares and the Class C Shares of the Fund, including each such Class' 12b-1 fees, do not exceed 0.84%, 1.59% and 1.59%, respectively, through December 31, 1997. If the voluntary expense waivers were not in effect, the Total Operating Expenses, as a percentage of average daily net assets, would be 0.91%, 1.66% and 1.66%, respectively, for the Class A Shares, the Class B Shares and the Class C Shares of the Fund, reflecting management fees of 0.65%. See Expenses under Management of the Fund for a discussion of the waivers that will remain in place through April 30, 1999. "Other Operating Expenses" are based on estimated amounts for the current fiscal year.
     Investors utilizing the Delaware Group Asset Planner asset allocation service also typically incur an annual maintenance fee of $35 per strategy. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. See Delaware Group Asset Planner under How to Buy Shares.

     The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, (2) redemption and no redemption at the end of each time period and
(3) for Class B Shares and Class C Shares, payment of a CDSC at the time of redemption, if applicable. The following example assumes the voluntary waiver of the management fee by the Manager as discussed in this Prospectus.



                                Assuming Redemption                               Assuming No Redemption
                   1 Year     3 Years     5 Years     10 Years     1 Year     3 Years     5 Years     10 Years
                   --------   ---------   ---------   ----------   --------   ---------   ---------   ---------
Class A Shares       $46\1       $63        $ 82        $  137       $46         $63         $82        $  137
Class B Shares          56        80         107         169\2        16          50          87         169\2
Class C Shares          26        50          87           189        16          50          87           189

\1Generally, no redemption charge is assessed upon redemption of Class A Shares.
  Under certain circumstances, however, a Limited CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.
\2At the end of approximately eight years after purchase, Class B Shares will be automatically converted into Class A Shares. The example above assumes conversion of Class B Shares at the end of the eighth year. However, the conversion may occur as late as three months after the eighth anniversary of purchase, during which time the higher 12b-1 Plan fees payable by Class B Shares will continue to be assessed. Information for the ninth and tenth years reflects expenses of the Class A Shares. See Automatic Conversion of Class B Shares under Class of Shares for a description of the automatic conversion feature.

The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.


     The purpose of the above tables is to assist the investor in understanding the various costs and expenses that investors in any of the Classes will bear directly or indirectly.

Financial
Highlights

The following financial highlights are derived from the financial statements of Voyageur Mutual Funds, Inc. - National High Yield Municipal Bond Fund and have been audited by KPMG Peat Marwick LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the report of KPMG Peat Marwick LLP, all of which are incorporated by reference into Part B. Further information about the Fund's performance is contained in its Annual Report to shareholders. A copy of the Fund's Annual Report (including the report of KPMG Peat Marwick LLP) may be obtained from Mutual Funds, Inc. upon request at no charge.
     Effective with the close of business on November 8, 1996, the Fund acquired the assets and assumed all identified liabilities of Great Hall National Tax-Exempt Fund, in a tax-free exchange by issuing new shares. The Fund had no assets or liabilities prior to the acquisition. Consequently, the information presented for the Fund represents the financial history of Great Hall National Tax-Exempt Fund.

                                                                   Class A
                                                             Year Ended July 31,
                                                     --------------------------------------------------
                                        Period
                                         from
                                        Aug 1,
                                          to
                                        Dec 31,
                                        1996\7         1996         1995         1994         1993
                                      -------------  -----------  -----------  -----------  -----------
Net asset value, beginning of year    $   10.19      $  10.17     $  10.17     $  10.50     $  10.22
                                      ----------     ---------    ---------    ---------    ---------
Operations
Net investment income                     0.260         0.625        0.648        0.624        0.652
Realized and unrealized gains
 (losses) on investments, net             0.210         0.148        0.045       (0.313)       0.280
                                      ----------     ---------    ---------    ---------    ---------
  Total from operations                   0.470         0.773        0.693        0.311        0.932
                                      ----------     ---------    ---------    ---------    ---------
Distributions to shareholders
From investment income                   (0.260)       (0.625)      (0.648)      (0.624)      (0.652)
From net realized gains                      --        (0.128)      (0.045)      (0.017)          --
                                      ----------     ---------    ---------    ---------    ---------
Net asset value, end of year          $   10.40      $  10.19     $  10.17     $  10.17     $  10.50
                                      ==========     =========    =========    =========    =========
Total return\3                             4.52%         7.78%        7.16%        2.99%        9.45%
Net assets at end of year (000s
 omitted)                             $  59,105      $ 63,460     $ 66,357     $ 72,172     $ 58,048
Ratio of expenses to average daily
 net assets\2,6                            0.87%\4       0.85%        0.79%        0.91%        1.01%
Ratio of net investment income to
 average daily net assets\2                6.06%\4       6.10%        6.45%        5.98%        6.32%
Portfolio turnover rate                    7.51%         0.00%        8.45%       27.88%       16.36%


                                                                                                                     Class B
                                                                                                                      Period
                                                                                                                       from
                                                                                                                      Dec. 18,
                                                                                                                        to
                                                                                                                      Dec 31,
                                        1992         1991         1990         1989         1988        1987\1         1996(5)
                                      -----------  -----------  -----------  -----------  -----------  -----------  -------------
Net asset value, beginning of year    $   9.65     $   9.63     $   9.68     $   9.25     $   9.31     $   9.60     $   10.37
                                      ---------    ---------    ---------    ---------    ---------    ----------   ----------
Operations
Net investment income                    0.703        0.697        0.669        0.692        0.714        0.653         0.010
Realized and unrealized gains
 (losses) on investments, net            0.570        0.020       (0.050)       0.430       (0.060)      (0.290)        0.030
                                      ---------    ---------    ---------    ---------    ---------    ----------   ----------
  Total from operations                  1.273        0.717        0.619        1.122        0.654        0.363         0.040
                                      ---------    ---------    ---------    ---------    ---------    ----------   ----------
Distributions to shareholders
From investment income                  (0.703)      (0.697)      (0.669)      (0.692)      (0.714)      (0.653)        (0.01)
From net realized gains                     --           --           --           --           --           --            --
                                      ---------    ---------    ---------    ---------    ---------    ----------   ----------
Net asset value, end of year          $  10.22     $   9.65     $   9.63     $   9.68     $   9.25     $   9.31     $   10.40
                                      =========    =========    =========    =========    =========    ==========   ==========
Total return\3                           13.84%       7.76%        6.69%        12.55%       7.35%        3.66%         0.43%
Net assets at end of year (000s
 omitted)                             $ 43,166     $ 46,812     $ 36,439     $ 34,519     $ 23,190     $ 16,833     $      88
Ratio of expenses to average daily
 net assets\2,6                           0.84%        0.96%        1.23%        1.02%        0.68%        0.26%\4       1.45%\4
Ratio of net investment income to
 average daily net assets\2               7.15%        7.26%        6.99%        7.36%        7.71%        6.76%\4       4.65%\4
Portfolio turnover rate                  14.50%       13.52%       33.49%       15.76%       20.40%       11.33%        7.51%

\1For the period September 22, 1986 (commencement of operation of the Fund)
  through July 31, 1987.
\2Various Fund fees and expenses were voluntarily waived or absorbed during the periods referred to above. Had the Fund paid all expenses, the Class A ratios of expenses and net investment income to average daily net assets would have been 1.07%/5.86% for the period ended December 31, 1996, and for periods ended July 31, as follows: 0.96%/5.99% in 1996, 0.90%/6.34% in 1995, 1.01%/5.88% in
  1994, 1.24%/6.09% in 1993, 1.14%/6.85% in 1992, 1.26%/6.96% in 1991,
  1.23%/6.99% in 1990, 1.20%/7.18% in 1989, 1.21%/7.18% in 1988 and 1.06%/5.96%
  in 1987. For Class B these ratios would have been 1.66%/4.44% for the period ended December 31, 1997.
\3Total return does not reflect payment of a sales charge.
\4Annualized.
\5For the period December 18, 1996 (commencement of operations) through
  December 31,1996.
\6Beginning in the year ended December 31, 1996, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund.
\7On November 6, 1996, the Fund's shareholders approved a change of investment adviser from I.F.G. Asset Management Services, Inc. to Voyageur Fund Managers, Inc.

Investment Objective
and Policies


     The investment objective of the Fund is to seek a high level of current income exempt from federal income tax primarily through investment in a portfolio of medium- and lower-grade Municipal Obligations. The weighted average maturity of the investment portfolio of the Fund is expected to be approximately 15 to 25 years. There is no assurance that the Fund will achieve its investment objective.


SUITABILITY
     The Fund may be suitable for investors interested in high current income flow exempt from federal income tax. The net asset value of each Class may fluctuate in response to the condition of individual municipalities and general market and economic conditions and, as a result, the Fund is not appropriate for a short-term investor.
     The types of securities in which the Fund invests are subject to price fluctuations particularly due to changes in interest rates and economic conditions. Investors should consider asset value fluctuation, as well as yield, in making an investment decision. While investments in unrated, lower-rated and restricted securities have the potential for higher yields, they are more speculative and increase the credit risk of the Fund's portfolio. Changes in the market value of the portfolio securities will not affect interest income from such securities, but will be reflected in the Fund's net asset value. Investors should be willing to accept the risks, including the risk of net asset value fluctuations, associated with investing in these securities.
     Ownership of Fund shares can reduce the bookkeeping and administrative inconveniences that would be connected with direct purchases of the type of securities in which the Fund invests. Investors should not consider a purchase of Fund shares as equivalent to a complete investment program. The Delaware Group includes a family of funds, generally available through registered dealers, which may be used in concert to create a more complete investment program.
     There are risks in any investment program, and there is no assurance that the Fund's investment objective will be achieved. The value of the Fund's shares will fluctuate with changes in the market value of its investments.


INVESTMENT STRATEGY
     The Fund will attempt to invest 100% (and as a matter of fundamental policy during normal circumstances will invest at least 80%) of the value of its net assets in Municipal Obligations the interest on which is exempt from regular federal income tax. The Fund may invest without limit in securities that generate interest that is an item of tax preference for purposes of federal alternative minimum tax ("AMT"). In normal circumstances the weighted average maturity of the investment portfolio of the Fund is expected to be approximately 15 to 25 years. However, if the Manager determines that market conditions warrant a shorter average maturity, the Fund's investments will be adjusted accordingly. During times of adverse market conditions when a defensive investment posture is warranted, the Fund may temporarily select investments without regard to the foregoing policies.
     In normal market or economic situations, the Fund will invest at least 65% of its total assets in medium-and lower-grade Municipal Obligations rated, at the time of investment, between BBB and B-(inclusive) by Standard & Poor's Ratings Services ("S&P"), Baa and B3 (inclusive) by Moody's Investors Service, Inc. ("Moody's"), or BBB and B- (inclusive) by Fitch Investors Service LP ("Fitch"), or Municipal Obligations determined by the Manager to be of comparable quality.

     Medium-grade Municipal Obligations are rated BBB by S&P or Fitch, Baa by Moody's or determined by the Manager to be of comparable quality. Municipal Obligations rated BBB by S&P or Fitch generally are regarded by S&P or Fitch as having an adequate capacity to pay interest and repay principal; adverse economic conditions or changing circumstances are, however, more likely in S&P's or Fitch's view to lead to a weakened capacity to pay interest and repay principal as compared with higher rated Tax-exempt Obligations. Municipal Obligations rated Baa by Moody's generally are considered by Moody's as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. In Moody's view, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In Moody's view, such securities lack outstanding investment characteristics and have speculative characteristics as well.
     The Fund may invest in lower-grade Municipal Obligations rated, at the time of investment, no lower than B- by S&P or Fitch or B3 by Moody's, or in municipal securities determined by the Manager to be of comparable quality. Municipal Obligations rated B by S&P or Fitch generally are regarded by S&P or Fitch, on balance, as predominantly speculative with respect to capacity to pay interest or repay principal in accordance with the terms of the obligations. While such securities will likely have some quality and protective characteristics, in S&P's or Fitch's view these are outweighed by large uncertainties or major risk exposure to adverse conditions. Securities rated B by Moody's are viewed by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
     The Fund will not make initial investments in Municipal Obligations rated, at the time of investment, below B- by S&P or Fitch or below B3 by Moody's, or in Municipal Obligations determined by the Manager to be of comparable quality. The Fund may retain Municipal Obligations which are downgraded after investment. There is no minimum rating with respect to securities that the Fund may hold if downgraded after investment. See Appendix A to Part B for a description of Municipal Obligations ratings.

     Investment in medium- and lower-grade securities involves special risks as compared with investment in higher-grade securities, including potentially greater sensitivity to a general economic downturn or to a significant increase in interest rates, greater market price volatility and less liquid secondary market trading. See Risks Considerations below. There can be no assurance that the Fund will achieve its investment objective, and the Fund may not be an appropriate investment for all investors. Furthermore, interest on certain "private activity" obligations in which the Fund may invest is treated as a preference item for the purpose of calculating the federal alternative minimum tax and, accordingly, a portion of the income produced by the Fund may be taxable under the federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the alternative minimum tax or who would become subject to the alternative minimum tax as a result of an investment in the Fund. See Taxes.
     The following table sets forth the weighted average percentage of total investments with respect to the portfolio of the Fund during the year ended as of December 31, 1996.


  Moody's Rating        Aaa       Aa       A       Baa       Ba       B       Unrated
   (S&P Rating)         (AAA)     (AA)     (A)     (BBB)     (BB)     (B)     Bonds      Total
---------------------   -------   ------   -----   -------   ------   -----   --------   ------
National High Yield
Municipal Bond Fund      0%       2%       2%       5%       6%       --       85%       100%
--------------------     --       --       --       --       --       --       ---       ----


     At times the Manager may judge that conditions in the markets for medium- and lower-grade Municipal Obligations make pursuing the Fund's basic investment strategy of investing primarily in such Municipal Obligations inconsistent with the best interests of shareholders. At such times, the Fund may invest all or a portion of its assets in higher grade Municipal Obligations and in Municipal Obligations determined by the Manager to be of comparable quality. Although such higher grade Municipal Obligations generally entail less credit risk, such higher grade Municipal Obligations may have a lower yield than medium and lower grade Municipal Obligations and investment in such higher grade Municipal Obligations may result in a lower yield to Fund shareholders. The Manager may also judge that conditions in the markets for long- and intermediate-term Municipal Obligations in general make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, the Fund may pursue strategies primarily designed to reduce fluctuations in the value of the Fund's assets, including investing the Fund's assets in high-quality, short-term Municipal Obligations and in high-quality, short-term taxable securities. See Taxes.
     The Fund may invest without limitation in short-term Municipal Obligations or in taxable obligations on a temporary, defensive basis due to market conditions or, with respect to taxable obligations, for liquidity purposes.
Such taxable obligations, whether purchased for liquidity purposes or on a temporary, defensive basis, may include: obligations of the U.S. government, its agencies or instrumentalities; other debt securities rated within the three highest grades by either Moody's, Fitch or S&P; commercial paper rated in the highest grade by any of such rating services (Prime-1, F-1+ or A-1, respectively); certificates of deposit and bankers' acceptances of domestic banks which have capital, surplus and undivided profits of over $100 million; high-grade taxable municipal bonds; and repurchase agreements with respect to any of the foregoing investments. The Fund also may hold its assets in cash and in securities of tax-exempt money market mutual funds.

Diversification
     The Fund is a nondiversified investment company. This means that the Manager has the flexibility to invest as much as 50% of the Fund's assets in as few as two issuers provided no single issuer accounts for more than 25% of the portfolio. The remaining 50% of the portfolio must be diversified so that no more than 5% of the Fund's assets is invested in the securities of a single issuer. The Fund may invest without limitation in U.S. government and government agency securities backed by the U.S. government, its agencies or instrumentalities. Because the Fund may invest its assets in fewer issuers, the value of Fund shares may increase or decrease more rapidly than if the Fund were fully diversified. If the Fund were to invest more than 5% of its assets in a single issuer, the Fund would be affected more than a fully-diversified fund in the event that issuer encountered difficulties in satisfying its financial obligations.

Risk Considerations

General
     The yields on Municipal Obligations are dependent on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue. Generally, the value of Municipal Obligations will tend to fall as interest rates rise and will tend to increase as interest rates decrease. In addition, Municipal Obligations of longer maturity generally produce higher current yields than Municipal Obligations with shorter maturities but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower rated Municipal Obligations generally produce a higher yield than higher rated Municipal Obligations due to the perception of a greater degree of risk as to the payment of principal and interest. Certain Municipal Obligations held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund might not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Special Risks Considerations Regarding Medium- and Lower-Grade Municipal Obligations
     The Fund invests in medium- and lower-grade Municipal Obligations. Municipal Obligations which are in the medium and lower grade categories generally offer a higher current yield than is offered by higher-grade
Municipal Obligations but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the municipal securities market. Debt securities rated BB or below by S&P or Fitch and B or below by Moody's are commonly referred to as "junk bonds." Although the Fund primarily will invest in medium- and lower-grade Municipal Obligations, the Fund may invest in higher-grade Municipal Obligations for temporary defensive purposes. Such investments may result in lower current income than if the Fund were fully invested in medium and lower-grade securities.
     The value of the Fund's portfolio securities can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-income securities generally can be expected to decline. However, the secondary market prices of medium- and lower-grade Municipal Obligations are less sensitive to changes in interest rates and are more sensitive to adverse economic changes or individual issuer developments than are the secondary market prices of higher-grade debt securities. Such events also could lead to a higher incidence of defaults by issuers of medium- and lower-grade Municipal Obligations as compared with historical default rates. In addition, changes in interest rates and periods of economic uncertainty can be expected to result in increased volatility in the market price of the Municipal Obligations in the Fund's portfolio and thus in the net asset value of the Fund. Also, adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value and liquidity of medium- and lower-grade Municipal Obligations. The secondary market value of Municipal Obligations structured as zero-coupon securities and payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Investment in such securities also involves certain tax considerations.

     Increases in interest rates and changes in the economy may adversely affect the ability of issuers of medium- and lower-grade Municipal Obligations to pay interest and to repay principal, to meet projected financial goals and to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's portfolio securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof.

     To the extent that there is no established retail market for some of the medium- or lower-grade Municipal Obligations in which the Fund may invest, trading in such securities may be relatively inactive. The Manager has contracted with Muller Data Corporation as pricing agent and the Manager is responsible for determining the net asset value of the Fund, subject to the supervision of the Board of Directors. During periods of reduced market liquidity and in the absence of readily available market quotations for medium-and lower-grade Municipal Obligations held in the Fund's portfolio, the ability of the pricing agent to value the Fund's securities becomes more difficult and the pricing agent's use of judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

     The Fund may invest in zero-coupon and payment-in-kind Municipal Obligations. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The Internal Revenue Code of 1986, as amended, requires that regulated investment companies distribute at least 90% of their net investment income each year, including tax-exempt and non-cash income. Accordingly, although the Fund will receive no coupon payments on zero-coupon securities prior to their maturity, the Fund is required, in order to maintain its desired tax treatment, to include in its distributions to shareholders in each year any income attributable to zero-coupon securities that is in excess of 10% of the Fund's net investment income in that year. The Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. Payment-in-kind securities are securities that pay interest through the issuance of additional securities.
Such securities generally are more volatile in response to changes in interest rates and are more speculative investments than are securities that pay interest periodically in cash.
     The Manager seeks to minimize the risks involved in investing in medium- and lower-grade Municipal Obligations through multiple portfolio holdings, careful investment analysis, and attention to current developments and trends in the economy and financial and credit markets. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issue. In its analysis, the Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulator matters. The Manager may consider the credit ratings of Moody's, Fitch, and S&P in evaluating Municipal Obligations, although it does not rely primarily on these ratings. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Manager monitors the issuers of Municipal Obligations held in the Fund's portfolio on an ongoing basis.

     Municipal Obligations generally are not listed for trading on any national securities exchange, and many issuers of medium- and lower-grade Municipal Obligations choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. The amount of information available about the financial condition of an issuer of unlisted or unrated securities generally is not as extensive as that which is available with respect to issuers of listed or rated securities. Because of the nature of medium- and lower-rated Municipal Obligations, achievement by the Fund of its investment objective may be more dependent on the credit analysis of the Manager than is the case for an investment company which invests primarily in exchange listed higher-grade securities.

                                    *  *  *
     The Fund's investment objective and certain other investment policies explicitly designated herein as such are fundamental, which means that they cannot be changed without the vote of the Fund's shareholders as provided in the 1940 Act.
     For additional information on the Fund's investment policies and certain risks associated with investments in certain types of securities, see Other Investment Policies and Risk Considerations.

The Delaware
Difference

PLANS AND SERVICES
     The Delaware Difference is our commitment to provide you with superior information and quality service on your investments in the Delaware Group of funds.


SHAREHOLDER PHONE DIRECTORY
Investor Information Center
  800-523-4640
   Fund Information; Literature Price;
   Yield and Performance Figures

Shareholder Service Center
  800-523-1918
   Information on Existing Regular Investment Accounts; Wire Investments;
          Wire Liquidations; Telephone Liquidations and Telephone Exchanges

Delaphone
  800-362-FUND
 (800-362-3863)


Performance Information
     You can call the Investor Information Center at any time for current performance information. Current yield and total return information may also be included in advertisements and information given to shareholders. Yields are computed on an annual basis over a 30-day period.


Shareholder Services
     During business hours, you can call the Delaware Group's Shareholder Service Center. Our representatives can answer any questions about your account, the Fund, various service features and other funds in the Delaware Group.

Delaphone Service
     Delaphone is an account inquiry service for investors with Touch-Tone(R) phone service. It enables you to get information on your account faster than the mailed statements and confirmations. Delaphone also provides current performance information on the Fund, as well as other funds in the Delaware Group. Delaphone is available seven days a week, 24 hours a day.
Dividend Payments
     Dividends, capital gains and other distributions are automatically reinvested in your account, unless you elect to receive them in cash. You may also elect to have the dividends earned in one fund automatically invested in another Delaware Group fund with a different investment objective, subject to certain exceptions and limitations.
     For more information, see Additional Methods of Adding to Your Investment--Dividend Reinvestment Plan under How to Buy Shares or call the Shareholder Service Center.


MoneyLine(sm) Services
     Delaware Group offers the following services for fast and convenient transfer of funds between your personal bank account and your Delaware Group fund account.

     1. MoneyLine(sm) Direct Deposit Service
           If you elect to have your dividends and distributions paid in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine(sm) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. See Dividends and Distributions. In addition, you may elect to have your Systematic Withdrawal Plan payments transferred from your Fund account to your predesignated bank account through this service. See Systematic Withdrawal Plans under Redemption and Exchange.

    2. MoneyLine(sm) On Demand
           You or your investment dealer may request purchases and redemptions of Fund shares by using MoneyLine(sm) On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) or deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and a $50,000 maximum limit for MoneyLine(sm) On Demand transactions.

     For each MoneyLine(sm) Service, it may take up to four business days for the transactions to be completed. You can initiate either service by completing an Account Services form. If the name and address on your designated bank account are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for MoneyLine(sm) services; however, your bank may change a fee. Please call the Shareholder Service Center for additional information about these services.


Statements and Confirmations
     You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends. You should examine statements and confirmations immediately and promptly report any discrepancy by calling the Shareholder Service Center.


Duplicate Confirmations
     If your financial adviser or investment dealer is noted on your investment application, we will send a duplicate confirmation to him or her. This makes it easier for your adviser to help you manage your investments.


Tax Information
     Each year, Mutual Funds, Inc. will mail to you information on the tax status of your dividends and distributions.


Right of Accumulation
     With respect to Class A Shares, the Right of Accumulation feature allows you to combine the value of your current holdings of Class A Shares, Class B Shares and Class C Shares of the Fund with the dollar amount of new purchases of Class A Shares to qualify for a reduced front-end sales charge on such purchases of Class A Shares. Under the Combined Purchases Privilege, you may also include certain shares that you own in other funds in the Delaware Group. See Classes of Shares.


Letter of Intention
     The Letter of Intention feature permits you to obtain a reduced front-end sales charge on purchases of Class A Shares by aggregating certain of your purchases of Delaware Group fund shares over a 13-month period. See Classes of Shares and Part B.

12-Month Reinvestment Privilege
     The 12-Month Reinvestment Privilege permits you to reinvest proceeds from a redemption of Class A Shares, within one year of the date of the redemption, without paying a front-end sales charge. See Part B.


Exchange Privilege
     The Exchange Privilege permits shareholders to exchange all or part of their shares into shares of the other funds in the Delaware Group, subject to certain exceptions and limitations. For additional information on exchanges, see Investing by Exchange under How to Buy Shares and Redemption and Exchange.


Wealth Builder Option
     You may elect to invest in the Fund through regular liquidations of shares in your accounts in other funds in the Delaware Group. Investments under this feature are exchanges and are therefore subject to the same conditions and limitations as other exchanges of Fund shares. See Additional Methods of Adding to Your Investment - Wealth Builder Option and Investing by Exchange under How to Buy Shares, and Redemption and Exchange.


Delaware Group Asset Planner
     Delaware Group Asset Planner is an asset allocation service that gives you, working with a professional financial adviser, the ability to more easily design and maintain investments in a diversified selection of Delaware Group mutual funds. The Asset Planner service offers a choice of four predesigned allocation strategies (each with a different risk/reward profile) made up of separate investments in predetermined percentages of Delaware Group funds. With the guidance of a financial adviser, you may also tailor an allocation strategy that meets your personal needs and goals. See Delaware Group Asset Planner under How to Buy Shares.


Financial Information about the Fund
     Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about the Fund's investments and performance. Mutual Funds, Inc.'s fiscal year ends on December 31.

Classes
of Shares

Alternative Purchase Arrangements
     Shares may be purchased at a price equal to the next determined net asset value per share, subject to a sales charge which may be imposed, at the election of the purchaser, at the time of the purchase for Class A Shares ("front-end sales charge alternative"), or on a contingent deferred basis for Class B Shares ("deferred sales charge alternative") or Class C Shares ("level sales charge alternative").
     Class A Shares. An investor who elects the front-end sales charge alternative acquires Class A Shares, which incur a sales charge when they are purchased, but generally are not subject to any sales charge when they are redeemed. Class A Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets of such shares. Certain purchases of Class A Shares qualify for reduced front-end sales charges. See Front-End Sales Charge Alternative - Class A Shares, below. See also Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange and Distribution (12b-1) and Service under Management of the Fund.
     Class B Shares. An investor who elects the deferred sales charge alternative acquires Class B Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within six years of purchase. Class B Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for approximately eight years after purchase. Class B Shares permit all of the investor's dollars to work from the time the investment is made. The higher 12b-1 Plan expenses paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. At the end of approximately eight years after purchase, the Class B Shares will automatically be converted into Class A Shares and, thereafter, for the remainder of the life of the investment, the annual 0.25% 12b-1 Plan fee for the Class A Shares will apply. See Automatic Conversion of Class B Shares, below.

     Class C Shares. An investor who elects the level sales charge alternative acquires Class C Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for the life of the investment. The higher 12b-1 Plan expenses paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. Unlike Class B Shares, Class C Shares do not convert to another class.
     The alternative purchase arrangements described above permit investors to choose the method of purchasing shares that is most suitable given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge, purchase Class B Shares and have the entire initial purchase amount invested in the Fund with their investment being subject to a CDSC if they redeem shares within six years of purchase, or purchase Class C Shares and have the entire initial purchase amount invested in the Fund with their investment being subject to a CDSC if they redeem shares within 12 months of purchase. In addition, investors should consider the level of annual 12b-1 Plan expenses applicable to each Class. The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In comparing Class B Shares to Class C Shares, investors should also consider the desirability of an automatic conversion feature, which is available only for Class B Shares.

     Prospective investors should refer to Appendix A--Investment Illustrations in this Prospectus for an illustration of the potential effect that each of the purchase options may have on a long-term shareholder's investment.
     For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of the Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of the Class B Shares and the Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A, Class B and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See 12b-1 Distribution Plans - Class A, Class B and Class C Shares.
     Dividends paid on Class A, Class B and Class C Shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that, when assessed, the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Calculation of Offering Price and Net Asset Value Per Share.
     The NASD has adopted certain rules relating to investment company sales charges. Mutual Funds, Inc. and the Distributor intend to operate in compliance with these rules.


Front-End Sales Charge Alternative - Class A Shares
     Class A Shares may be purchased at the offering price, which reflects a maximum front-end sales charge of 3.75%. See Calculation of Offering Price and Net Asset Value Per Share.
     Purchases of $100,000 or more carry a reduced front-end sales charge as shown in the following table.


                                Class A Shares

                                      Front-End Sales         Dealer's
                                       Charge as % of       Commission***
      Amount of Purchase          Offering      Amount         as % of
                                   Price      Invested**    Offering Price
                                  ----------  ------------  ---------------
Less than $100,000                 3.75%        3.94%           3.25%
$100,000 but under $250,000         3.00         3.08           2.50
$250,000 but under $500,000         2.50         2.60           2.00
$500,000 but under $1,000,000*      2.00         2.02           1.75

  *There is no front-end sales charge on purchases of Class A Shares of $1 million or more but, under certain limited circumstances, a 1% Limited CDSC may apply upon redemption of such shares.
 **Based upon the net asset value of Class A Shares as of the Fund's most recent fiscal year..
***Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

----------------------------
The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.

From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional commission of up to 0.15% of the offering price. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.
----------------------------
     For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made in accordance with the following schedule:


                                            Dealer's Commission
       Amount of Purchase           --------------------------------------
----------------------------------  (as a percentage of amount purchased)
Up to $2 million                                   1.00%
Next $1 million up to $3 million                    0.75
Next $2 million up to $5 million                    0.50
Amount over $5 million                              0.25

     In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies may be aggregated with those of the Class A Shares of the Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.
     An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.
     Redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC if the dealer's commission described above was paid in connection with the purchase of those shares. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Combined Purchases Privilege
     By combining your holdings of Class A Shares with your holdings of Class B Shares and/or Class C Shares of the Fund and shares of the other funds in the Delaware Group, except those noted below, you can reduce the front-end sales charges on any additional purchases of Class A Shares. Shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with ownership of variable insurance products may be combined with other Delaware Group fund holdings. In addition, assets held in any stable value product available through the Delaware Group may be combined with other Delaware Group fund holdings. Shares of other funds that do not carry a front-end sales charge or CDSC may not be included unless they were acquired through an exchange from a Delaware Group fund that does carry a front-end sales charge or CDSC.
     This privilege permits you to combine your purchases and holdings with those of your spouse, your children under 21 and any trust, fiduciary or retirement account for the benefit of such family members.
     It also permits you to use these combinations under a Letter of Intention. A Letter of Intention allows you to make purchases over a 13-month period and qualify the entire purchase for a reduction in front-end sales charges on Class A Shares.
     Combined purchases of $1,000,000 or more, including certain purchases made at net asset value pursuant to a Right of Accumulation or under a Letter of Intention, may result in the payment of a dealer's commission and the applicability of a Limited CDSC. Investors should consult their financial advisers or the Shareholder Service Center about the operation of these features. See Front-End Sales Charge Alternative - Class A Shares, above.


Buying Class A Shares at Net Asset Value
     Class A Shares may be purchased at net asset value under the Delaware Group Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege. See The Delaware Difference and Redemption and Exchange for additional information.

     Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their families) of the Manager, any affiliate, any of the funds in the Delaware Group, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member.
     Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Group funds. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs.
     Investors in Delaware-Voyageur Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds in the Delaware Group at net asset value.
     The Fund must be notified in advance that an investment qualifies for purchase at net asset value.


Deferred Sales Charge Alternative - Class B Shares
     Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.
     Proceeds from the CDSC and the annual 12b-1 Plan fees, if any, are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

     Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Class B Shares described in this Prospectus, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for the Class B Shares acquired as a result of the exchange. See Redemption and Exchange.


Automatic Conversion of Class B Shares
     Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.
     Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.
     All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.


Level Sales Charge Alternative - Class C Shares
     Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, however, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.
     Proceeds from the CDSC and the annual 12b-1 Plan fees, if any, are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

     Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Class C Shares as described in this Prospectus. See Redemption and Exchange.

Contingent Deferred Sales Charge--
Class B Shares and Class C Shares
     Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestments of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class B Shares or the Class C Shares of the Fund, as the case may be, even if those shares are later exchanged for shares of another Delaware Group fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.
     The following table sets forth the rates of the CDSC for the Class B Shares of the Fund:


                              Contingent Deferred
                              Sales Charge (as a
                                Percentage of
       Year After               Dollar Amount
     Purchase Made            Subject to Charge)
---------------------------   --------------------
         0-2                         4%
         3-4                         3%
         5                           2%
         6                           1%
         7 and thereafter           None

During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares, above. Investors are reminded that the Class A Shares into which the Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets of such shares.
     In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

     All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.
     The CDSC is waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares under Redemption and Exchange.


Other Payments to Dealers -- Class A, Class B and Class C Shares
     From time to time at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits, as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.
     Subject to pending amendments to the NASD's Rules of Fair Practice, in connection with the promotion of Delaware Group fund shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the Securities and Exchange Commission. It is likely that the NASD's Rules of Fair Practice will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Rules of Fair Practice as they may be amended.

How to
Buy Shares

Purchase Amounts
     Generally, the minimum initial purchase is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of shares of any Class generally must be $100 or more. For purchases under a Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or through an Automatic Investing Plan, there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25.
     There is a maximum purchase limitation of $250,000 on each purchase of Class B Shares. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind that reduced front-end sales charges are available on investments of $100,000 or more in Class A Shares, and that Class A Shares (i) are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and (ii) generally are not subject to a CDSC.

Investing through Your Investment Dealer
     You can make a purchase of shares of the Fund through most investment dealers who, as part of the service they provide, must transmit orders promptly. They may charge for this service. If you want a dealer but do not have one, we can refer you to one.


Investing by Mail
1. Initial Purchases--An Investment Application must be completed, signed and sent with a check payable to the Fund and Class selected, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.
2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to the Fund and Class selected. Your check should be identified with your name(s) and account number. An investment slip (similar to a deposit slip) is provided at the bottom of transaction confirmations and dividend statements that you will receive from Mutual Funds, Inc. Use of this investment slip can help expedite processing of your check when making additional purchases. Your investment may be delayed if you send additional purchases by certified mail.


Investing by Wire
     You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 1412893401 (include your name(s) and your account number for the Fund and Class in which you are investing).

1. Initial Purchases--Before you invest, telephone the Shareholder Service Center to get an account number. If you do not call first, processing of your investment may be delayed. In addition, you must promptly send your Investment Application to the Fund and Class selected, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.
2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You should advise the Shareholder Service Center by telephone of each wire you send.


Investing by Exchange
     If you have an investment in another mutual fund in the Delaware Group, you may write and authorize an exchange of part or all of your investment into shares of the Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privilege.
     Holders of Class A Shares may exchange all or part of their shares for certain of the shares of other funds in the Delaware Group, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Group. Holders of Class B Shares of the Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Group funds. Similarly, holders of Class C Shares of the Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Group funds. See Appendix B--Classes Offered for a list of funds that offer Class A, Class B, Class C and Consultant Class Shares. Class B Shares of the Fund and Class C Shares of the Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund.
     Permissible exchanges into Class A Shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.


Additional Methods of Adding to Your Investment
     Call the Shareholder Service Center for more information if you wish to use the following services:

1. Automatic Investing Plan
     The Automatic Investing Plan enables you to make regular monthly investments without writing or mailing checks. You may authorize Mutual Funds, Inc. to transfer a designated amount monthly from your checking account to your Fund account. Many shareholders use this as an automatic savings plan. Shareholders should allow a reasonable amount of time for initial purchases and changes to these plans to become effective.

2. Direct Deposit
     You may have your employer or bank make regular investments directly to your Fund account for you (for example: payroll deduction, pay by phone, annuity payments). The Fund also accepts preauthorized recurring government and private payments by Electronic Fund Transfer, which avoids mail time and check clearing holds on payments such as social security, federal salaries, Railroad Retirement benefits, etc.

                                     * * *
     Should investments through an automatic investing plan or by direct deposit be reclaimed or returned for some reason, Mutual Funds, Inc. has the right to liquidate your shares to reimburse the government or transmitting bank. If there are insufficient funds in your account, you are obligated to reimburse the Fund.

3. MoneyLine(sm) On Demand
     Through the MoneyLine(sm) On Demand service, you or your investment dealer may call the Fund to request a transfer of funds from your predesignated bank account to your Fund account. See MoneyLine(sm) Services under The Delaware Difference for additional information about this service.

4. Wealth Builder Option
     You can use our Wealth Builder Option to invest in the Fund through regular liquidations of shares in your accounts in other funds in the Delaware Group. You may also elect to invest in other mutual funds in the Delaware Group through the Wealth Builder Option through regular liquidations of shares in your Fund account.

     Under this automatic exchange program, you can authorize regular monthly amounts (minimum of $100 per fund) to be liquidated from your account in one or more funds in the Delaware Group and invested automatically into any other Delaware Group account that you may specify. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above. You can terminate your participation at any time by written notice to the fund from which the exchanges are made. See Redemption and Exchange.

5. Dividend Reinvestment Plan
     You can elect to have your distributions (capital gains and/or dividend income) paid to you by check or reinvested in your Fund account. Or, you may invest your distributions in certain other funds in the Delaware Group, subject to the exceptions noted below as well as the eligibility and minimum purchase requirements set forth in each fund's prospectus.
     Reinvestments of distributions into Class A Shares of the Fund or of other Delaware Group funds are made without a front-end sales charge. Reinvestments of distributions into Class B Shares of the Fund or of other Delaware Group funds or into Class C Shares of the Fund or of other Delaware Group funds are also made without any sales charge and will not be subject to a CDSC if later redeemed. See Automatic Conversion of Class B Shares under Classes of Shares for information concerning the automatic conversion of Class B Shares acquired by reinvesting dividends.
     Holders of Class A Shares of the Fund may not reinvest their distributions into Class B Shares or Class C Shares of any fund in the Delaware Group, including the Fund. Holders of Class B Shares of the Fund may reinvest their distributions only into Class B Shares of the funds in the Delaware Group which offer that class of shares. Similarly, holders of Class C Shares of the Fund may reinvest their distributions only into Class C Shares of the funds in the Delaware Group which offer that class of shares. See Appendix B--Classes Offered for a list of the funds offering those classes of shares. For more information about reinvestments, call the Shareholder Service Center.

Delaware Group Asset Planner
     To invest in Delaware Group funds using the Delaware Group Asset Planner asset allocation service, you should complete a Delaware Group Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. As previously described, the Delaware Group Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Group funds. With the help of a financial adviser, you may also design a customized asset allocation strategy.
     The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Group accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange, above. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Fund and of other funds in the Delaware Group may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Group funds. See Appendix B--Classes Offered for the funds in the Delaware Group that offer consultant class shares.
     An annual maintenance fee, currently $35 per Strategy, is typically due at the time of initial investment and by September 30th of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30th. See Part B.
     Investors will receive a customized quarterly Strategy Report summarizing all Delaware Group Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.
     Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Purchase Price and Effective Date
     The offering price and net asset value of the Class A, Class B and Class C Shares are determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.
     The effective date of a purchase made through an investment dealer is the date the order is received by the Fund in which the shares are being purchased. The effective date of a direct purchase is the day your wire, electronic transfer or check is received unless it is received after the time the offering price or net asset value of shares is determined, as noted above. Purchase orders received after such time will be effective the next business day.


The Conditions of Your Purchase
     The Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.
     The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of a redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund in which the account is held will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.
     The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

Redemption and
Exchange

     You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, bond funds, tax-advantaged funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. See Taxes. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in the Delaware Group will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Group directly for fund information.
     All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.
     Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See Purchase Price and Effective Date under How to Buy Shares. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

     Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.
     The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.
     There is no front-end sales charge or fee for exchanges made between shares of funds which both carry a front-end sales charge. Any applicable front-end sales charge will apply to exchanges from shares of funds not subject to a front-end sales charge, except for exchanges involving assets that were previously invested in a fund with a front-end sales charge and/or exchanges involving the reinvestment of dividends.

     Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Group (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class
B Shares, the automatic conversion schedule of the Original Shares as described in this Prospectus and any CDSC assessed upon redemption will be charged by the Fund from which the Original Shares were exchanged. In an exchange of Class B Shares from the Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New
Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of the Fund for a longer period of time than if the investment in New Shares were made directly.
     Various redemption and exchange methods are outlined below. Except for the CDSC applicable to certain redemptions of Class B and Class C Shares and the Limited CDSC applicable to certain redemptions of Class A Shares purchased at net asset value, there is no fee charged by the Fund or the Distributor for redeeming or exchanging your shares, but such fees could be charged in the future. You may have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.
     All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund or its agent.


Written Redemption
     You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

     Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.


Written Exchange
     You may also write to the Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above.


Telephone Redemption and Exchange
     To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.
     The Telephone Redemption--Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.
     Neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or its Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
     The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.


Telephone Redemption--Proceeds to Your Bank
     Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.


MoneyLine(sm) On Demand
     Through the MoneyLine(sm) On Demand service, you or your investment dealer may call the Fund to request a transfer of funds from your Fund account to your predesignated bank account. See MoneyLine(sm) Services under The Delaware Difference for additional information about this service.


Telephone Exchange
     The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in the Delaware Group under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

Systematic Withdrawal Plans
     This plan provides shareholders with a consistent monthly (or quarterly) payment. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. With accounts of at least $5,000, you may elect monthly withdrawals of $25 (quarterly $75) or more. The Fund does not recommend any particular monthly amount, as each shareholder's situation and needs vary. Payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. See MoneyLine(sm) Services under The Delaware Difference for more information about this service.
                                    *  *  *
     Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.
     Redemptions of Class A Shares via a Systematic Withdrawal Plan may be subject to a Limited CDSC if the original purchase was made at net asset value within the 12 months prior to the withdrawal and a dealer's commission was paid on that purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below.
     The applicable CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if, on the date that the Plan is established, the annual amount selected to be withdrawn is less than 12% of the account balance. If the annual amount selected to be withdrawn exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares, below.

     For more information on Systematic Withdrawal Plans, call the Shareholder Service Center.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value
     A Limited CDSC will be imposed on certain redemptions of Class A Shares
(or shares into which such Class A Shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission previously described. See Classes of Shares.
     The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed; or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Group fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.
     Redemptions of such Class A Shares held for more than 12 months will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Group fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the 12-month holding period. The Limited CDSC is assessed if such 12-month period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Fund or Class A Shares acquired in the exchange.
     In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited Contingent Deferred Sales Charge -- Class A Shares
     The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size and (ii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Classes of Shares).


Waiver of Contingent Deferred Sales Charge -- Class B and Class C Shares
     The CDSC is waived on certain redemptions of Class B Shares and Class C Shares in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size and (ii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.
     In addition, the CDSC will be waived on Class B and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

Dividends and
Distributions

     The Fund declares a dividend to all shareholders of record at the time the offering price of shares is determined. See Purchase Price and Effective Date under How to Buy Shares. Thus, when redeeming shares, dividends continue to be credited up to and including the date of redemption.
     The Fund's dividends are declared daily and paid monthly. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. Distributions from net realized securities profits, if any, will be distributed once a year.
     Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if the Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.
     Each Class of the Fund will share proportionately in the investment income and expenses of the Fund, except that the per share dividends from net investment income on the Class A Shares, the Class B Shares and the Class C Shares will vary due to the expenses under the 12b-1 Plan applicable to each Class. Generally, the dividends per share on Class B Shares and Class C Shares can be expected to be lower than the dividends per share on Class A Shares because the expenses under the 12b-1 Plans relating to Class B and Class C Shares will be higher than the expenses under the 12b-1 Plan relating to Class A Shares. See Distribution (12b-1) and Service under Management of the Fund.
     Both dividends and distributions, if any, are automatically reinvested in your account at net asset value unless you elect otherwise. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in your account at the then-current net asset value and the dividend option may be changed from cash to reinvest. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. See MoneyLine(sm) Services under The Delaware Difference for more information about this service.

Taxes

     The tax discussion set forth below is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund.
     The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, the Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code. The Fund is treated as a separate entity for federal income tax purposes.
     The Fund intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to those investors who are subject to income taxes as ordinary income, whether received in cash or in additional shares. No portion of the Fund's dividends will be eligible for the dividends-received deduction for corporations.
     Distributions of net interest income from tax-exempt obligations that are designated by the Fund as exempt-interest dividends are excludable from the gross income of the Fund's shareholders. Distributions paid by the Fund from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.
     Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.
     The sale of shares of the Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between the Fund and any other fund in the Delaware Group. Any loss incurred on a sale or exchange of Fund shares that had been held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. All or a portion of the sales charge incurred in acquiring Fund shares will be excluded from the federal tax basis of any of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss upon the sale of such shares) if the sale proceeds are reinvested in the Fund or in another fund in the Delaware Group of funds and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.
     Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance private activities are treated as an item of tax preference for purposes of computing the alternative minimum tax for individuals, estates and trusts.
     The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes. See Automatic Conversion of Class B Shares under Classes of Shares.
     In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Shares of the Fund are exempt from Pennsylvania county personal property taxes.
     Each year, Mutual Funds, Inc. will mail to you information on the tax status of the dividends and distributions paid by the Fund in which you hold shares. Shareholders will also receive each year information as to the portion of dividend income that is derived from U.S. government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Fund.
     The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Investment Application your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.
     See Accounting and Tax Issues and Distributions and Taxes in Part B for additional information on tax matters relating to the Fund and its shareholders.

Calculation of
Offering Price and
Net Asset Value Per Share

     The net asset value ("NAV") per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Debt securities are priced on the basis of valuations provided by an independent pricing service using methods approved by the Fund's Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by Mutual Funds, Inc.'s Board of Directors.
     Class A Shares are purchased at the offering price per share, while Class B Shares and Class C Shares are purchased at the NAV per share. The offering price per share of Class A Shares consists of the NAV per share next computed after the order is received, plus any applicable front-end sales charges.
     The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.
     The net asset values of all outstanding shares of each Class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes.

Management of
the Fund

Directors
     The business and affairs of Mutual Funds, Inc. are managed under the direction of its Board of Directors. Part B contains additional information regarding Mutual Funds, Inc.'s directors and officers.

Investment Manager
     The Manager furnishes investment management services to the Fund.
     The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On June 30, 1997, the Manager and its affiliates within the Delaware Group, including Delaware International Advisers Ltd., were managing in the aggregate more than $37 billion in assets in the various institutional or separately managed (approximately $22,302,518,000) and investment company (approximately $15,246,733,000) accounts.
     The Manager is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.
     Prior to May 1, 1997, Voyageur Fund Managers, Inc. ("Voyageur") had been retained under an investment advisory contract to act as the Fund's investment adviser, subject to the authority of the Board of Directors. Voyageur was an indirect, wholly owned subsidiary of Dougherty Financial Group, Inc. ("DFG"). After the close of business on April 30, 1997, Voyageur became an indirect, wholly owned subsidiary of Lincoln National, as a result of Lincoln National's acquisition of DFG.

     Because Lincoln National's acquisition of DFG resulted in a change of control of Voyageur, the Fund's previous investment advisory agreement with Voyageur was "assigned," as that term is defined by the 1940 Act, and the previous agreement therefore was terminated upon the completion of the acquisition. The Board of Di rectors of the Fund unanimously approved a new investment advisory agreement at the meeting held in person on February 14, 1997, and called for a shareholders meeting to approve the new agreement. At a meeting held on April 11, 1997, the shareholders of the Fund approved the investment advisory agreement with Voyageur to become effective after the close of business on April 30, 1997, the date the acquisition was completed.
On May 30, 1997, Voyageur was merged into the Manager, and the Manager became the investment manager for the Fund.
     The Manager administers the affairs of and is ultimately responsible for the investment management of the Fund under an Investment Management Agreement with Mutual Funds, Inc. on behalf of the Fund dated April 30, 1997. Under the Investment Management Agreement for the Fund, the Manager is paid an annual fee equal to 0.65% of the average daily net assets of the Fund.
     Patrick P. Coyne and Mitchell L. Conery, each a Vice President/Senior Portfolio Manager of the Fund, assumed primary responsibility for making the day-to-day investment decisions for the Fund on May 1, 1997. Mr. Coyne is a graduate of Harvard University with an MBA from University of Pennsylvania's Wharton School. Prior to joining the Delaware Group's fixed-income department in 1990, Mr. Coyne was a manager at Kidder, Peabody & Co. Inc's trading desk, and specialized in trading high grade municipal bonds and municipal futures contracts. Mr. Coyne is a member of the Municipal Bond Club of Philadelphia. Mr. Conery joined Delaware Group in 1997. He holds a bachelor's degree from Boston University and an MBA in Finance at the State University of New York in Albany. He has served as an investment officer with Travelers Insurance and as a research analyst with CS First Boston and MBIA Corporation. Mr. Coyne and Mr. Conery are also Vice Presidents/Senior Portfolio Managers for Delaware-Voyageur Tax-Free Florida Fund, Delaware-Voyageur Tax-Free Florida Insured Fund and Delaware-Voyageur Tax-Free Florida Intermediate Fund, Delaware-Voyageur Tax-Free New York Fund, Delaware Group Tax-Free Fund, Inc. and DMC Tax-Free Income Trust--Pennsylvania.

     In making such investment decisions for the Fund, Mr. Coyne and Mr. Conery regularly consult with Paul E. Suckow and other members of the Delaware Group's fixed-income department. Mr. Suckow is Executive Vice President/Chief Investment Officer, Fixed Income of the Funds and each of the other funds in the Delaware Group. He is a CFA charterholder and a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed-income portfolio manager at the Delaware Group from 1981-1985. He returned to the Delaware Group in 1993 after eight years with Oppenheimer Management Corporation where he served as Executive Vice President and Director of Fixed Income.

Portfolio Trading Practices
     The Fund normally will not invest for short-term trading purposes. However, the Fund may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of the Fund and may affect taxes payable by the Fund's shareholders. A turnover rate of 100% would occur if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year. The Fund's portfolio turnover rates were 8.45% for the fiscal year ended July 31, 1995 and 0.00% for the fiscal year ended July 31, 1996. For the period August 1, 1996 through December 31, 1996, the Fund's portfolio turnover rate was 7.51%.
     The Fund uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or to their advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, the Fund may consider a broker/dealer's sales of shares of funds in the Delaware Group of funds in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.

Performance Information
     From time to time, the Fund may quote yield or total return performance of the Classes in advertising and other types of literature.
     The current yield for each Class will be calculated by dividing the annualized net investment income earned by that Class during a recent 30-day period by the maximum offering price per share on the last day of the period. The yield formula provides for semi-annual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.
     Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value and: (i) in the case of Class A Shares, the impact of the maximum front-end sales charge at the beginning of each specified period; and (ii) in the case of Class B Shares and Class C Shares, the deduction of any applicable CDSC at the end of the relevant period. Each presentation will include the average annual total return for one-, five- and ten-year periods, as relevant. The Fund may also advertise aggregate and average total return information concerning a Class over additional periods of time. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC. In this case, such total return information would be more favorable than total return information that includes the deductions of the maximum front-end sales charge or any applicable CDSC.
     Yield and net asset value fluctuate and are not guaranteed. Past performance is not a guarantee of future results.

Distribution (12b-1) and Service
     The Distributor, Delaware Distributors, L.P., serves as the national distributor of the Fund's shares under a Distribution Agreement with Mutual Funds, Inc. dated as of March 1, 1997.
     Mutual Funds, Inc. has adopted a separate distribution plan under Rule 12b-1 for each of the Class A Shares, Class B Shares and Class C Shares of the Fund (the "Plans"). The Plans permit the Fund to pay the Distributor from the assets of the respective Classes a monthly fee for the Distributor's services and expenses in distributing and promoting sales of shares. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences, and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, the Fund may make payments from the 12b-1 plan fees of its respective Class directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with Mutual Funds, Inc.
     The 12b-1 Plan expenses relating to each of the Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.
     The aggregate fees paid by the Fund from the assets of its Classes to the Distributor and others under the Plans may not exceed (i) 0.25% of the Class A Shares' average daily net assets in any year, and (ii) 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets in any year. The Class A, Class B and Class C Shares will not incur any distribution expenses beyond these limits, which may not be increased without shareholder approval.

     While payments pursuant to the Plans may not exceed 0.25% annually with respect to the Class A Shares, and 1% annually with respect to each of the Class B Shares and the Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of Mutual Funds, Inc.'s unaffiliated directors, who may reduce the fees or terminate the Plans at any time.
     The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for the Fund pursuant to an amended and restated agreement dated as of April 30, 1997. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. The directors of Mutual Funds, Inc. annually review service fees paid to the Transfer Agent.
     The Distributor and the Transfer Agent are also indirect, wholly owned subsidiaries of DMH.

Expenses
     The Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement. In connection with the merger transaction described above, the Manager has agreed for a period of two years ending on April 30, 1999, to pay the operating expenses (excluding interest expense, taxes, brokerage fees, commissions and Rule 12b-1 fees) of the Fund which exceed 1% of the Fund's average daily net assets on an annual basis up to certain limits as set forth in detail Part B. This agreement replaces a similar provision in the Fund's investment advisory contracts with the Fund's predecessor investment adviser.

     The Manager and the Distributor reserve the right to voluntarily waive their fees in whole or part and to voluntarily absorb certain other of the Fund's expenses. See Summary of Expenses for current fee waivers and reimbursements. The ratios of expenses to average daily net assets (after voluntary waivers and payments) for the Class A Shares and Class B Shares of the Fund for the last fiscal year were as follows:



                     Period 8/1/96      Year ended
                    through 12/31/96     7/31/96
Class A Shares           0.87%*           0.85%

Class B Shares**         1.45%*           N/A

 *Annualized

**For the period December 18, 1996 (commencement of operations) through
  December 31, 1996.
     The expense ratios reflect the impact of each Class' 12b-1 Plan and the voluntary waivers of fees in effect during the year.


Shares
     Mutual Funds, Inc. is an open-end management investment company. The Fund's portfolio of assets is diversified as defined by the 1940 Act. Commonly known as a mutual fund, Mutual Funds, Inc. was organized as a Minnesota corporation in April 1993. In addition to the Fund, Mutual Fund, Inc. presently offers eight other series of shares, the Delaware-Voyageur Tax-Free Iowa Fund, Delaware-Voyageur Tax-Free Wisconsin Fund, Delaware-Voyageur Tax-Free Idaho Fund, Delaware-Voyageur Tax-Free Arizona Fund, Delaware-Voyageur Tax-Free California Fund, Delaware-Voyageur Tax-Free New York Fund and Minnesota High

Yield Municipal Bond Fund. Fund shares have a par value of $.01, equal voting rights, except as noted below, and are equal in all other respects. Each fund will vote separately on any matter which affects only that fund. Shares of each fund have a priority over shares of any other Mutual Funds, Inc. in the assets and income of that fund.
     All of the shares have noncumulative voting rights which means that the holders of more than 50% of Mutual Funds, Inc.'s shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Minnesota law, Mutual Funds, Inc. is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act.
     Shares of each Class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other classes of the Fund. The shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares of a Fund may vote on any proposal to increase materially the fees to be paid by the Fund under the 12b-1 Plan relating to Class A Shares.
     Beginning June 9, 1997, the name of Voyageur National High Yield Municipal Bond Fund changed to National High Yield Municipal Bond Fund.

Other Investment
Policies and
Risk Considerations

Municipal Obligations
     As used in this Prospectus, the term "Municipal Obligations" refers to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions. The term "Municipal Obligations" also includes Derivative Municipal Obligations as defined below.
     Municipal Obligations are primarily debt obligations issued to obtain funds for various public purposes such as constructing public facilities and making loans to public institutions. The two principal classifications of Municipal Obligations are general obligation bonds and revenue bonds. General obligation bonds are generally secured by the full faith and credit of an issuer possessing general taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. Revenue bonds are payable only from the revenues derived from a particular source or facility, such as a tax on particular property or revenues derived from, for example, a municipal water or sewer utility or an airport. Municipal Obligations that benefit private parties in a manner different than members of the public generally (so-called private activity bonds or industrial development bonds) are in most cases revenue bonds, payable solely from specific revenues of the project to be financed. The credit quality of private activity bonds is usually directly related to the creditworthiness of the user of the facilities (or the creditworthiness of a third-party guarantor or other credit enhancement participant, if any).
     Within these principal classifications of Municipal Obligations, there is a variety of types of municipal securities. Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index. Accordingly, the yield on such obligations can be expected to fluctuate with changes in prevailing interest rates. Other Municipal Obligations are zero coupon securities, which are debt obligations which do not entitle the holder to any periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically.

     Municipal Obligations also include state or municipal leases and participation interests therein. The Fund may invest in these types of obligations without limit. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. Municipal lease obligations, except in certain circumstances, are considered illiquid by the staff of the Securities and Exchange Commission. Municipal lease obligations held by the Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by Mutual Fund Inc.'s Board of Directors. Under these guidelines, the Manager will consider factors including, but not limited to (a) whether the lease can be canceled, (b) what assurance there is that the assets represented by the lease can be sold, (c) the municipality's general credit strength (e.g., its debt, administrative, economic and financial characteristics), (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"), and (e) the legal recourse in the event of failure to appropriate. Additionally, the lack of an established trading market for municipal lease obligations may make the determination of fair market value more difficult. See Investment Restrictions and Policies--
Municipal Obligations in Part B.
     The Fund may also acquire Derivative Municipal Obligations, which are custodial receipts or trust certificates ("custodial receipts") underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt or trust certificate, the Fund may be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer.

     In addition, in the event that the trust or custodial account in which the underlying security had been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, it would be subject to state income tax (but not federal income tax) on the income it earned on the underlying security, and the yield on the security paid to the Fund and its shareholders would be reduced by the amount of taxes paid. Furthermore, amounts paid by the trust or custodial account to the Fund would lose their tax-exempt character and become taxable, for federal and state purposes, in the hands of the Fund and its shareholders. However, the Fund will only invest in custodial receipts which are accompanied by a tax opinion stating that interest payable on the receipts is tax-exempt. If the Fund invests in custodial receipts, it is possible that a portion of the discount at which the Fund purchases the receipts might have to be accrued as taxable income during the period that the Fund holds the receipts.
     The principal and interest payments on the Derivative Municipal Obligations underlying custodial receipts or trust certificates may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts or trust certificates may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying Municipal Obligations. The Fund may also invest in custodial receipts or trust certificates which are "inverse floating obligations" (also sometimes referred to as "residual interest bonds"). These securities pay interest rates that vary inversely to changes in the interest rates of specified short term Municipal Obligations or an index of short-term Municipal Obligations. Thus, as market interest rates increase, the interest rates on inverse floating obligations decrease. Conversely, as market rates decline, the interest rates on inverse floating obligations increase. Such securities have the effect of providing a degree of investment leverage, since the interest rates on such securities will generally change at a rate which is a multiple of the change in the interest rates of the specified Municipal Obligations or index. As a result, the market values of inverse floating obligations will generally be more volatile than the market values of other Municipal Obligations and investments in these types of obligations will increase the volatility of the net asset value of shares of the Fund.


Illiquid Securities
     The Fund may invest up to 15% of its net assets in illiquid securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms.

     The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may be restricted in its ability to sell such securities at a time when the Manager deems it advisable to do so. In addition, in order to meet redemption requests, the Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.
     Certain securities in which the Fund may invest, including municipal lease obligations, certain restricted securities and commercial paper issued pursuant to the private placement exemption of Section 4(2) of the Securities Act of 1933, historically have been considered illiquid by the staff of the Securities and Exchange Commission. In accordance with more recent staff positions, however, the Fund will treat such securities as liquid and not subject to the above 15% limitation when they have been determined to be liquid by the Manager subject to the oversight of and pursuant to procedures adopted by the Fund's Board of Directors. See Investment Restrictions and Policies --Illiquid Investments in Part B.


Forward Commitments
     New issues of Municipal Obligations and other securities are often purchased on a "when issued" or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such "forward commitments" if it holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price. There is no percentage limitation on the Fund's total assets which may be invested in forward commitments. Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Municipal Obligations purchased on a when-issued basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing Municipal Obligations on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Any significant commitment by the Fund to the purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund's Manager deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

Repurchase Agreements
     The Fund may enter into repurchase agreements with respect to not more than 10% of its total assets (taken at current value), except when investing for defensive purposes during times of adverse market conditions. The Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions.
     In order to invest its short-term cash reserves or when in a temporary defensive posture, the Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e. the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week but on occasion for longer periods. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager under guidelines of the Board of Directors determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 100% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.


Reverse Repurchase Agreements
     The Fund may engage in "reverse repurchase agreements" with banks and securities dealers with respect to not more than 10% of its total assets. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time the Fund enters into a reverse repurchase agreement, cash or liquid securities having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be marked to market daily and maintained throughout the period of the obligation. Reverse repurchase agreements may be used as a means of borrowing for investment purposes subject to the 10% limitation set forth above. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased. Because the Fund does not currently intend to utilize reverse repurchase agreements in excess of 10% of total assets, the Fund believes the risks of leveraging due to use of reverse repurchase agreements to principal are reduced. The Manager believes that the limited use of leverage may facilitate the Fund's ability to provide high current income.


Options and Futures
     The Fund may utilize put and call transactions and may utilize futures transactions to hedge against market risk and facilitate portfolio management. See Investment Restrictions and Policies--Options and Futures in Part B. Options and futures may be used to attempt to protect against possible declines in the market value of the Fund's portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. The use of options and futures is a function of market conditions. Other transactions may be used by the Fund in the future for hedging purposes as they are developed to the extent deemed appropriate by the Board.


Options on Securities
     The Fund may write (i.e., sell) covered put and call options and purchase put and call options on the securities in which it may invest and on indices of securities in which it may invest, to the extent such put and call options are available.
     A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date, at a predetermined price.
     In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

     If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described in Appendix B to Part B. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.
     Over-the-counter options are purchased or written by the Fund in privately negotiated transactions. Such options are illiquid, and it may not be possible for the Fund to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when the Manager believes it would be advantageous to do so. Over-the-counter options are subject to the Fund's 15% illiquid investment limitation. See Appendix B to Part B for a further discussion of the general characteristics and risks of options.
     Participation in the options market involves investment risks and transaction costs to which the Fund would not be subject absent the use of this strategy. If the Manager's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategy was not used. Risks inherent in the use of options include (a)dependence on the Manager's ability to predict correctly movements in the direction of interest rates and security prices; (b) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (c) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See See Investment Restrictions and Policies --Risks of Transactions in Futures Contracts and Options in Part B and see Appendix B to Part B for further discussion and for a discussion of closing transactions and other risks.

Futures Contracts and Options on Futures Contracts
     The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or contracts based on financial indices including any index of securities in which the Fund may invest ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. Options on futures contracts to be written or purchased by the Fund will be traded on exchanges or over-the-counter. The successful use of such instruments draws upon the Manager's experience with respect to such instruments and usually depends upon the Manager's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and would thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the prices of the securities hedged or used for cover will not be perfect.
     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements. To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when purchasing a futures contract or writing a put option, the Fund will maintain in a segregated account cash or liquid securities equal to the value of such contracts, less any margin on deposit. In addition, the rules and regulations of the Commodity Futures Trading Commission currently require that, in order to avoid "commodity pool operator" status, the Fund must use futures and options positions (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. There are no other numerical limits on the Fund's use of futures contracts and options on futures contracts. For a discussion of the tax treatment of futures contracts and options on futures contracts, see Taxes in Part B. For a further discussion of the general characteristics and risks of futures, see Appendix B to Part B.

Concentration Policy
     As a fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry. The Fund may invest 25% or more of its total assets in industrial development revenue bonds. In addition, it is possible that the Fund from time to time will invest 25% or more of its total assets in a particular segment of the municipal bond market, such as housing, health care, utility, transportation, education or industrial obligations. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or a declining market or need for the project) might also affect other bonds in the same segment, thereby potentially increasing market or credit risk. For a discussion of these segments of the municipal bond market, see Investment Restrictions and Policies--Concentration Policy in Part B.
     Mutual Funds Inc.'s Board may change any of the foregoing policies that are not specifically designated fundamental.

Investment Restrictions
     The Fund has adopted certain investment restrictions in addition to those set forth above, which are set forth in their entirety in Part B. Certain of these restrictions are fundamental and cannot be changed without shareholder approval, including the restriction providing that the Fund may not borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of its total assets (the Fund may also borrow money in the form of reverse repurchase agreements up to 10% of total assets). See Investment Restrictions and Policies--Investment Restrictions in Part B.
     The Fund also has a number of non-fundamental investment restrictions which may be changed by Mutual Funds Inc.'s Board without shareholder approval. These include restrictions providing that the Fund may not (a) invest more than 5% of its total assets in securities of any single investment company, (b) invest more than 10% of its total assets in securities of two or more investment companies, (c) invest more than 15% of its net assets in illiquid securities or (d) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of net assets. If the Fund invests in securities of other investment companies, the return on any such investments will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies.
     Except for the Fund's policy with respect to borrowing, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

Appendix A--
Investment Illustrations

 Illustrations of the Potential Impact on Investment Based on Purchase Option
                               $10,000 Purchase


                    Scenario 1                          Scenario 2
                   No Redemption                     Redeem 1st Year
        -----------------------------------  --------------------------------
Year    Class A      Class B      Class C    Class A    Class B    Class C
------  ----------  ------------  ---------  ---------  ---------  ----------
  0          9,625     10,000      10,000      9,625     10,000        10,000
  1         10,192     10,625      10,625     10,192     10,225        10,525+
  2         10,905     11,289      11,289
  3         11,669     11,995      11,995
  4         12,485     12,744      12,744
  5         13,359     13,541      13,541
  6         14,294     14,387      14,387
  7         15,295+    15,286      15,286
  8         16,366     16,242      16,242
  9         17,511     17,379*     17,257
 10         18,737     18,595*     18,335

                   Scenario 3                       Scenario 4
                Redeem 3rd Year                   Redeem 5th Year
        --------------------------------  -------------------------------
Year    Class A    Class B    Class C     Class A    Class B    Class C
------  ---------  ---------  ----------  ---------  ---------  ---------
  0       9,625     10,000        10,000    9,625     10,000        10,00
  1      10,192     10,625        10,625   10,192     10,625        10,62
  2      10,905     11,289        11,289   10,905     11,289        11,28
  3      11,669     11,695      11,995 +   11,669     11,995        11,99
  4                                        12,485     12,744        12,74
  5                                        13,359     13,341      13,541
  6
  7
  8
  9
 10

*This assumes that Class B Shares were converted to Class A Shares at the end of the eighth year.

                               $250,000 Purchase


                    Scenario 1                         Scenario 2
                  No Redemption                      Redeem 1st Year
        ----------------------------------  ---------------------------------
Year     Class A     Class B     Class C    Class A    Class B     Class C
------  -----------  ----------  ---------  ---------  ---------  -----------
  0
         243,750     250,000     250,000    243,750    250,000     250,000
  1      260,813     265,625     265,625    260,813    255,625     263,125 +
  2      279,069     282,227     282,227
  3      298,604     299,866     299,866
  4     319,507 +    318,607     318,607
  5      341,872     338,520     338,520
  6      365,803     359,678     359,678
  7      391,409     382,158     382,158
  8      418,808     406,043     406,043
  9      448,124     434,466*    431,420
 10      479,493     464,878*    458,384



                   Scenario 3                         Scenario 4
                 Redeem 3rd Year                   Redeem 5th Year
        ---------------------------------  --------------------------------
Year    Class A    Class B     Class C      Class A     Class B    Class C
------  ---------  ---------  -----------  -----------  ---------  --------
  0
        243,750    250,000     250,000      243,750     250,000    250,000
  1     260,813    265,625     265,625      260,813     265,625    265,625
  2     279,069    282,227     282,227      279,069     282,227    282,227
  3     298,604    292,366    300,866 +     298,604     299,866    299,866
  4                                        319,507 +    318,607    318,607
  5                                         341,872     333,520    338,520
  6
  7
  8
  9
 10

*This assumes that Class B Shares were converted to Class A Shares at the end of the eighth year.

Assumes a hypothetical return for Class A of 7% per year, a hypothetical return for Class B of 6.25% for years 1-8 and 7% for years 9-10, and a hypothetical return for Class C of 6.25% per year. Hypothetical returns vary due to the different expense structure for each Class and do not represent actual performance.

Class A purchase subject to appropriate sales charge breakpoint (3.75% @ $10,000; 3.00% @ $100,000; 2.50% @ $250,000; 2.00% @ $500,000).

Class B purchase assessed appropriate CDSC upon redemption (4%-4%-3%-3%-2%-1% in years 1-2-3-4-5-6).

Class C purchase assessed 1% CDSC upon redemption in year 1.

Figures marked "+" identify which Class offers the greater return potential based on investment amount, the holding period and the expense structure of each Class.

Appendix B--
Classes Offered

                                                                                    Consultant
                                                  A Class     B Class     C Class     Class
Growth of Capital
Aggressive Growth Fund                              x           x           x          --
Trend Fund                                          x           x           x          --
Enterprise Fund                                     x           x           x          --
DelCap Fund                                         x           x           x          --
Small Cap Value Fund                                x           x           x          --
U.S. Growth Fund                                    x           x           x          --
Growth Stock Fund                                   x           x           x          --
Tax-Efficient Equity Fund                           x           x           x          --
----------------------------------------------------------------------------------------------
Total Return                                        x           x           x          --
Blue Chip Fund                                      x           x           x          --
Quantum Fund                                        x           x           x          --
Devon Fund                                          x           x           x          --
Decatur Total Return Fund                           x           x           x          --
Decatur Income Fund                                 x           x           x          --
Delaware Fund                                       x           x           x          --
----------------------------------------------------------------------------------------------
International Diversification                       x           x           x          --
Emerging Markets Fund                               x           x           x          --
New Pacific Fund                                    x           x           x          --
World Growth Fund                                   x           x           x          --
International Equity Fund                           x           x           x          --
Global Assets Fund                                  x           x           x          --
Global Bond Fund                                    x           x           x          --
----------------------------------------------------------------------------------------------
Current Income
Delchester Fund                                     x           x           x          --
Strategic Income Fund                               x           x           x          --
Corporate Income Fund                               x           x           x          --
Federal Bond Fund                                   x           x           x          --
U.S. Government Fund                                x           x           x          --
Delaware-Voyageur US Government
 Securities Fund                                    x           x           x          --
Limited-Term Government Fund                        x           x           x          --



                            (Not Part of Prospectus)

                                                                                      Consultant
                                                  A Class     B Class     C Class      Class
Tax-Free Income
National High Yield Municipal Bond Fund             x           x           x            --
Tax-Free USA Fund                                   x           x           x            --
Tax-Free Insured Fund                               x           x           x            --
Tax-Free USA Intermediate Fund                      x           x           x            --
Delaware-Voyageur Tax-Free Arizona Insured
 Fund                                               x           x           x            --
Delaware-Voyageur Tax-Free Arizona Fund             x           x           x            --
Delaware-Voyageur Tax-Free California Insured
 Fund                                               x           x           x            --
Delaware-Voyageur Tax-Free California Fund          x           x           x            --
Delaware-Voyageur Tax-Free Colorado Fund            x           x           x            --
Delaware-Voyageur Tax-Free Florida Insured
 Fund                                               x           x           x            --
Delaware-Voyageur Tax-Free Florida Intermedi-
 ate Fund                                           x           x           x            --
Delaware-Voyageur Tax-Free Florida Fund             x           x           x            --
Delaware-Voyageur Tax-Free Idaho Fund               x           x           x            --
Delaware-Voyageur Tax-Free Iowa Fund                x           x           x            --
Delaware-Voyageur Tax-Free Kansas Fund              x           x           x            --
Delaware-Voyageur Minnesota High Yield
 Municipal Bond Fund                                x           x           x            --
Delaware-Voyageur Minnesota Insured Fund            x           x           x            --
Delaware-Voyageur Tax-Free Minnesota Inter-
 mediate Fund                                       x           x           x            --
Delaware-Voyageur Tax-Free Minnesota Fund           x           x           x            --
Delaware-Voyageur Tax-Free Missouri Insured
 Fund                                               x           x           x            --
Delaware-Voyageur Tax-Free New Mexico Fund          x           x           x            --
Delaware-Voyageur Tax-Free New York Fund            x           x           x            --
Delaware-Voyageur Tax-Free North Dakota
 Fund                                               x           x           x            --
Delaware-Voyageur Tax-Free Oregon Insured
 Fund                                               x           x           x            --
Tax-Free Pennsylvania Fund                          x           x           x            --
Delaware-Voyageur Tax-Free Utah Fund                x           x           x            --
Delaware-Voyageur Tax-Free Washington
 Insured Fund                                       x           x           x            --
Delaware-Voyageur Tax-Free Wisconsin Fund           x           x           x            --
----------------------------------------------------------------------------------------------
Money Market Funds
Delaware Cash Reserve                               x           x           x            x
U.S. Government Money Fund                          x           --          --           x
Tax-Free Money Fund                                 x           --          --           x

                            (Not Part of Prospectus)

  The Delaware Group includes funds
with a wide range of investment objectives.
Stock funds, income funds, national and
state-specific funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, contact your financial adviser or call
Delaware Group at 800-523-4640.


Investment Manager
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA 19103


National Distributor
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103


Shareholder Servicing
Dividend Disbursing,
Accounting Services
and Transfer Agent
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103


Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103


Independent Auditors
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103


Custodian
Norwest Bank Minnesota, N.A.
Sixth Street & Marquette Avenue
Minneapolis, MN 55479

DELAWARE
GROUP
========
Philadelphia o London

LOGO  Printed in the U.S.A. on recycled paper.
      P-425[--]PP8/97

                                     PART B--STATEMENT OF ADDITIONAL INFORMATION
                                                                 AUGUST 28, 1997

--------------------------------------------------------------------------------
Voyageur Tax Free Funds, Inc.
Voyageur Intermediate Tax-Free Funds, Inc.
Voyageur Insured Funds, Inc.
Voyageur Investment Trust
Voyageur Investment Trust II
Voyageur Mutual Funds, Inc.
Voyageur Mutual Funds II, Inc.
--------------------------------------------------------------------------------


1818 Market Street
Philadelphia, PA  19103

--------------------------------------------------------------------------------

For Prospectus and Performance of Class A Shares, Class B Shares and Class C
        Shares: Nationwide 800-523-4640

Information on Existing Accounts of Class A Shares, Class B Shares and Class C
        Shares: (SHAREHOLDERS ONLY) Nationwide 800-523-1918

Dealer Services:  (BROKER/DEALERS ONLY) Nationwide 800-362-7500
--------------------------------------------------------------------------------


TABLE OF CONTENTS

--------------------------------------------------------------------------------
Cover Page
--------------------------------------------------------------------------------
Investment Policies and Restrictions
--------------------------------------------------------------------------------
Performance Information
--------------------------------------------------------------------------------
Trading Practices and Brokerage
--------------------------------------------------------------------------------
Purchasing Shares
--------------------------------------------------------------------------------
Investment Plans
--------------------------------------------------------------------------------
Determining Offering Price and Net Asset Value
--------------------------------------------------------------------------------
Redemption and Repurchase
--------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------
Taxes
--------------------------------------------------------------------------------
Investment Management Agreements and Sub-Advisory Agreements
--------------------------------------------------------------------------------
Officers and Directors
--------------------------------------------------------------------------------
Exchange Privilege
--------------------------------------------------------------------------------
General Information
--------------------------------------------------------------------------------
Financial Statements
--------------------------------------------------------------------------------
Appendix A--Special Factors Affecting the Funds
--------------------------------------------------------------------------------

         This Statement of Additional Information ("Part B") describes shares of each fund listed below (individually, a "Fund" and collectively, the "Funds"), which is a series of an open-end management investment company, commonly referred to as a mutual fund.

     Delaware-Voyageur Tax-Free Arizona Intermediate Delaware-Voyageur Tax-Free Arizona Insured Fund Delaware-Voyageur Tax-Free Arizona Fund Delaware-Voyageur Tax-Free California Intermediate Fund Delaware-Voyageur Tax-Free California Insured Fund Delaware-Voyageur Tax-Free California Fund Delaware-Voyageur Tax-Free Colorado Intermediate Fund Delaware-Voyageur Tax-Free Colorado Insured Fund Delaware-Voyageur Tax-Free Colorado Fund Delaware-Voyageur Tax-Free Florida Intermediate Fund Delaware-Voyageur Tax-Free Florida Insured Fund Delaware-Voyageur Tax-Free Florida Fund Delaware-Voyageur Tax-Free Iowa Fund
     Delaware-Voyageur Tax-Free Idaho Fund
     Delaware-Voyageur Tax-Free Kansas Fund
     Delaware-Voyageur Tax-Free Minnesota Intermediate Fund Delaware-Voyageur Minnesota Insured Fund Delaware-Voyageur Tax-Free Minnesota Fund Delaware-Voyageur Tax-Free Missouri Insured Fund Delaware-Voyageur Tax-Free New Mexico Fund Delaware-Voyageur Tax-Free New York Fund Delaware-Voyageur Tax-Free North Dakota Fund Delaware-Voyageur Tax-Free Oregon Insured Fund Delaware-Voyageur Tax-Free Utah Fund
     Delaware-Voyageur Tax-Free Washington Insured Fund Delaware-Voyageur Tax-Free Wisconsin Fund


     Each Fund offers three retail classes of shares: "Class A Shares," "Class B Shares" and "Class C Shares" (individually, a "Class" and collectively, the "Classes"). This Part B describes each Fund and each Class, except where noted.

     Class B Shares and Class C Shares may be purchased at a price equal to the next determined net asset value per share. Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 3.75% with respect to Tax-Free Funds and Insured Funds and 2.75% with respect to Tax-Free Intermediate Funds. Class A Shares are subject to annual 12b-1 Plan expenses which may not exceed 0.25%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase with respect to Tax-Free Funds and Insured Funds and three years of purchase with respect to Tax-Free Intermediate Funds. Class B Shares are subject to annual 12b-1 Plan expenses of 1%, which are assessed for approximately eight years after purchase against Class B Shares of Tax-Free Funds and Insured Funds and approximately five years after purchase against Class B Shares of Tax-Free Intermediate Funds. See Automatic Conversion of Class B Shares under Classes of Shares in the Prospectus. Class C Shares of each Fund are subject to a CDSC which may be imposed on redemptions made within 12 months of purchase and annual 12b-1 Plan expenses of 1%, which are assessed against the Class C Shares for the life of the investment.

     This Part B supplements the information contained in the current Prospectus of the Funds dated August 28, 1997, as it may be amended from time to time. It should be read in conjunction with the Funds' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus. The Prospectus for the Funds may be obtained by writing or calling your investment dealer or by contacting the Funds' national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.

INVESTMENT POLICIES AND RESTRICTIONS

Investment Restrictions
     The Funds have adopted certain investment restrictions set forth below which, together with the investment objectives of each Fund and other policies which are specifically identified as fundamental in the Prospectus or herein cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. As defined in the Investment Company Act of 1940 (the "1940 Act"), this means the lesser of the vote of (1) 67% of the shares of a Fund at a meeting where more than 50% of the outstanding shares of a Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of a Fund. The following investment restrictions apply to Tax-Free Arizona Insured Fund, Tax-Free California Insured Fund, Tax-Free Colorado Fund, Tax-Free
Florida Insured Fund, Tax-Free Kansas Fund, Minnesota Insured Fund, Tax-Free Minnesota Intermediate Fund, Tax-Free Minnesota Fund, Tax-Free Missouri Insured Fund, Tax-Free New Mexico Fund, Tax-Free North Dakota Fund, Tax-Free Oregon Insured Fund, Tax-Free Utah Fund, and Tax-Free Washington Insured Fund. No such Fund will:

     (1) Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 20% (10% for Tax-Free Colorado Fund) of the value of such Fund's total assets, including the amount borrowed. The Funds may not borrow for leverage purposes, and securities will not be purchased while borrowings are outstanding. Interest paid on any money borrowed will reduce such Fund's net income.

     (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above.

     (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     (4) Make short sales of securities or maintain a short position for the account of such Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

     (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

     (6) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

     (7) Purchase or sell commodities or commodity contracts (including futures contracts).

     (8) Make loans, except by purchase of debt obligations in which such Fund may invest consistent with its investment policies, and through repurchase agreements.

     (9) Invest in securities of any issuer if, to the knowledge of such Fund, officers and directors (or trustees) of such Fund or officers and directors of such Fund's investment adviser who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than 5% of such securities.

     (10) Invest 25% or more of its assets in the securities of issuers in any single industry, except that the Funds may invest without limitation, in circumstances in which other appropriate available investments may be in limited supply, in housing, health care and utility obligations; provided that there shall be no limitation on the purchase of Tax Exempt Obligations and, for defensive purposes, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. (Note: For purposes of this investment restriction, the Funds' investment adviser (the "Manager") interprets "Tax Exempt Obligations" to exclude limited obligation bonds payable only from revenues derived from facilities or projects within a single industry.)

     (11) Invest more than 15% of its net assets in illiquid investments.

     The following fundamental investment restrictions apply to Tax-Free Iowa Fund and Tax-Free Wisconsin Fund. These Funds will not:

     (1) Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of such Fund's total assets, including the amount borrowed. The Funds may not borrow for leverage purposes, and securities will not be purchased while borrowings are outstanding. Interest paid on any money borrowed will reduce such Fund's net income.

     (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

     (3) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

     (4) Make loans, except by purchase of debt obligations in which such Fund may invest consistent with its investment policies, and through repurchase agreements.

     (5) Invest 25% or more of its assets in the securities of issuers in any single industry, except that it may invest without limitation, in circumstances in which other appropriate available investments may be in limited supply, in housing, health care and/or utility obligations; provided that there shall be no limitation on the purchase of Tax Exempt Obligations and, for defensive purposes, obligations issued or guaranteed by U.S. government, its agencies or instrumentalities. (Note: For purposes of this investment restriction, the Manager interprets "Tax Exempt Obligations" to exclude limited obligations bonds payable only from revenues derived from facilities or projects within a single industry.)

     (6) Issue any senior securities (as defined in the 1940 Act), except as set forth in investment restriction number (1) above, and except to the extent that purchasing or selling on a when-issued or forward commitment basis may be deemed to constitute issuing a senior security.

     (7) Purchase or sell commodities or commodity contracts (including futures contracts).

     (8) Make short sales of securities or maintain a short position for the account of such Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

     The following restrictions apply to Tax-Free Arizona Intermediate Fund, Tax-Free Arizona Fund, Tax-Free California Intermediate Fund, Tax-Free California Fund, Tax-Free Colorado Intermediate Fund, Tax-Free Colorado Insured Fund, Tax-Free Florida Intermediate Fund, Tax-Free Florida Fund, Tax-Free Idaho Fund and Tax-Free New York Fund. No such Fund will:

     (1) Borrow money (provided that such Fund may enter into reverse repurchase agreements), except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of the Fund's total assets, including the amount borrowed. The Funds may not borrow for leverage purposes, provided that such Funds may enter into reverse repurchase agreements for such purposes, and securities will not be purchased while outstanding borrowings exceed 5% of the value of such Fund's total assets.

     (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of portfolio investments, such Fund may be deemed to be an underwriter under federal securities laws.

     (3) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

     (4) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.

     (5) Invest 25% or more of its assets in the securities of issuers in any single industry (except that it may invest without limitation, in circumstances in which other appropriate available investments may be in limited supply, in housing, health care, utility, transportation, education and/or industrial obligations); provided that there shall be no limitation on the purchase of Tax Exempt Obligations and, for defensive purposes, obligations issued or guaranteed by the U. S. government, its agencies or instrumentalities. (Note: For purposes of this investment restriction, the Manager interprets "Tax Exempt Obligations" to exclude limited obligations bonds payable only from revenues derived from facilities or projects within a single industry.)

     (6) Issue any senior securities (as defined in the 1940 Act), except as set forth in investment restriction number (1) above, and except to the extent that using options, futures contracts and options on futures contracts, purchasing or selling on a when-issued or forward commitment basis or using similar investment strategies may be deemed to constitute issuing a senior security.

     (7) Purchase or sell commodities or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling, on a basis consistent with any restrictions contained in its then-current Prospectus, any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices).

     (8) With respect to Tax-Free Florida Intermediate Fund only, pledge, hypothecate, mortgage or otherwise incumber its assets in excess of 10% of its total assets (taken at the lower of cost or current value). For the purposes of this restriction, collateral arrangements for margin deposits on futures contracts with respect to the writing of options, with respect to reverse repurchase agreements or with respect to similar investment techniques are not deemed to be a pledge of assets.

     The following non-fundamental investment restrictions may be changed by the Board of each Fund at any time. None of the Funds will:

     (1) Invest more than 5% of its total assets in securities of any single investment company, nor more than 10% of its total assets in securities of two or more investment companies, except as part of a merger, consolidation or acquisition of assets.

     (2) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

     (3) With respect to Tax-Free Arizona Intermediate Fund, Tax-Free Arizona Fund, Tax-Free California Intermediate Fund, Tax-Free California Fund, Tax-Free Colorado Intermediate Fund, Tax-Free Colorado Insured Fund, Tax-Free Florida Intermediate Fund, Tax-Free Florida Fund, Tax-Free Idaho Fund and Tax-Free New York Fund, such Funds will not make short sales of securities or maintain a short position for the account of such Fund, unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

     Any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

Tax Exempt Obligations
     The term "Tax Exempt Obligations" refers to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income taxation (except, in certain instances, the alternative minimum tax, depending upon the shareholder's tax status) and with respect to the Funds other than the three national funds, personal income tax of the state specified in the Fund's name, if any. Tax-Exempt Obligations are generally issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax Exempt Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, Tax Exempt Obligations may be issued by or on behalf of public bodies to obtain funds to provide for the construction, equipping, repair or improvement of housing facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal.

     Securities in which the Funds may invest, including Tax Exempt Obligations, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or a State's legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest on and principal of their Tax Exempt Obligations may be materially affected.

     From time to time, legislation has been introduced in Congress for the purpose of restricting the availability of or eliminating the federal income tax exemption for interest on Tax Exempt Obligations, some of which have been enacted. Additional proposals may be introduced in the future which, if enacted, could affect the availability of Tax Exempt Obligations for investment by the Funds and the value of each Fund's portfolio. In such event, management of the Funds may discontinue the issuance of shares to new investors and may reevaluate each Fund's investment objective and policies and submit possible changes in the structure of the Fund for shareholder approval.

     To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") for Tax Exempt Obligations may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for their investments in accordance with the investment policies contained in the Funds' Prospectus and this Statement of Additional Information. The ratings of Moody's and S&P represent their opinions as to the quality of the Tax Exempt Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings provide an initial criterion for selection of portfolio investments, the Manager, will subject these securities to other evaluative criteria prior to investing in such securities.

     Floating and Variable Rate Demand Notes. The Funds may purchase floating and variable rate demand notes. Generally, such notes are secured by letters of credit or other credit support arrangements provided by banks. Such notes normally have a stated long-term maturity but permit the holder to tender the note for purchase and payment of principal and accrued interest upon a specified number of days' notice. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days' notice to the noteholders. The interest rate on a floating rate demand note is based on a specified interest index, such as a bank's prime rate, and is adjusted automatically each time such index is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals, based upon current market conditions. The Manager monitors the creditworthiness of issuers of floating and variable rate demand notes in each Fund's portfolio.

     Escrow Secured Bonds or Defeased Bonds. Escrow secured bonds or defeased bonds are created when an issuer refunds in advance of maturity (or pre-refunds) some of its outstanding bonds and it becomes necessary or desirable to set aside funds for redemption or payment of the bonds at a future date or dates. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest of the advance refunded bond. Escrow secured bonds will often receive a triple A rating from S&P and Moody's. The Tax-Free Insured Funds will purchase escrow secured bonds without additional insurance only where the escrow is invested in securities of the U.S. government or agencies or instrumentalities of the U.S. government.

     State or Municipal Lease Obligations. Municipal leases may take the form of a lease with an option to purchase, an installment purchase contract, a conditional sales contract or a participation certificate in any of the foregoing. In determining leases in which the Funds will invest, the Manager will evaluate the credit rating of the lessee and the terms of the lease. Additionally, the Manager may require that certain municipal leases be secured by a letter of credit or put arrangement with an independent financial institution. State or municipal lease obligations frequently have the special risks described below which are not associated with general obligation or revenue bonds issued by public bodies.

     The Constitution and statutes of many states contain requirements with which the state and municipalities must comply whenever incurring debt. These requirements may include approving voter referendums, debt limits, interest rate limits and public sale requirements. Leases have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations may be inapplicable for one or more of the following reasons: (1) the inclusion in many leases or contracts of "nonappropriation" clauses that provide that the public body has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis (the "nonappropriation" clause); (2) the exclusion of a lease or conditional sales contract from the definition of indebtedness under relevant state law; or
(3) the lease provides for termination at the option of the public body at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed.

     If the lease is terminated by the public body for nonappropriation or another reason not constituting a default under the lease, the rights of the lessor or holder of a participation interest therein are limited to repossession of the leased property without any recourse to the general credit of the public body. The disposition of the leased property by the lessor in the event of termination of the lease might, in many cases, prove difficult or result in loss.

     Concentration Policy. As set forth in the Funds' Prospectus, although each Fund may invest 25% or more of its total assets in limited obligation bonds, no Fund will invest 25% or more of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry, except that the Funds may invest without limitation, in circumstances in which other appropriate available investments may be in limited supply, in housing, health care and/or utility obligations. Tax-Free Arizona Intermediate Fund, Tax-Free Arizona Fund, Tax-Free California Intermediate Fund, Tax-Free California Fund, Tax-Free Colorado Intermediate Fund, Tax-Free Colorado Insured Fund, Tax-Free Florida Intermediate Fund, Tax-Free Florida Fund, Tax-Free Idaho Fund and Tax-Free New York Fund also may, under such circumstances, invest without limit in transportation, education and/or industrial obligations. Appropriate available investments may be in limited supply, from time to time in the opinion of the Manager, due to, among other things, each Fund's investment policy of investing primarily in obligations of its state (and the state's municipalities, other political subdivisions and public authorities) and of investing primarily in investment grade (high grade, with respect to the Tax-Free Insured Funds) securities. Additionally, the insurance policies of the Tax-Free Insured Funds may affect the appropriate available investment supply from time to time in the opinion of the Manager. Certain of the risks set forth below may be reduced or eliminated to the extent a Fund invests in insured Tax Exempt Obligations.

     Housing Obligations. Each Fund may invest, from time to time, 25% or more of its total assets in obligations of public bodies, including state and municipal housing authorities, issued to finance the purchase of single-family mortgage loans or the construction of multifamily housing projects. Economic and political developments, including fluctuations in interest rates, increasing construction and operating costs and reductions in federal housing subsidy programs, may adversely impact on revenues of housing authorities. Furthermore, adverse economic conditions may result in an increasing rate of default of mortgagors on the underlying mortgage loans. In the case of some housing authorities, inability to obtain additional financing also could reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par at any time in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

     Health Care Obligations. Each Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance hospital or health care facilities or equipment. The ability of any health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations is generally subject to, among other things, the capabilities of its management, the confidence of physicians in management, the availability of physicians and trained support staff, changes in the population or economic condition of the service area, the level of and restrictions on federal funding of Medicare and federal and state funding of Medicaid, the demand for services, competition, rates, government regulations and licensing requirements and future economic and other conditions, including any future health care reform.

     Utility Obligations. Each Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal utility authorities, to finance the operation or expansion of utilities. Various future economic and other conditions may adversely impact utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in the demand for services and the effects of environmental and other governmental regulations.

     Transportation Obligations. Certain Funds may, from time to time, invest 25% or more of their total assets in obligations issued by public bodies, including state and municipal authorities, to finance airports and highway, bridge and toll road facilities. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, service fees and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The revenues of issuers which derive their payments from bridge, road or tunnel toll revenues could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation. Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof.

     Education Obligations. Certain Funds may, from time to time, invest 25% or more of their total assets in obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems of such issuers include the prospect of a declining percentage of the population consisting of college aged individuals, possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of federal grants, state funding and alumni support, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

     Industrial Revenue Obligations. Certain Funds may, from time to time, invest 25% or more of their total assets in obligations issued by public bodies, including state and municipal authorities, to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the bonds to the extent that funds are available from the unexpended proceeds of the bonds or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments of the issuer are designed to be sufficient to meet the payments of amounts due on the bonds. Regardless of the structure, payment of bonds is solely dependent upon the creditworthiness of the corporate operator of the project and, if applicable, the corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or deterioration resulting from leveraged buy-outs or takeovers. The bonds may be subject to special or extraordinary redemption provisions which may provide for redemption at par or accredited value, plus, if applicable, a premium.

     Other Risks. The exclusion from gross income for purposes of federal income taxes and the personal income taxes of certain states for certain housing, health care, utility, transportation, education and industrial revenue bonds depends on compliance with relevant provisions of the Code. The failure to comply with these provisions could cause the interest on the bonds to become includable in gross income, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Funds to sell the bonds at the reduced value. Furthermore, such a failure to meet these ongoing requirements may not enable the holder to accelerate payment of the bond or require the issuer to redeem the bond.

Taxable Obligations
     As set forth in the Funds' Prospectus, the Funds may invest to a limited extent in obligations and instruments, the interest on which is includable in gross income for purposes of federal and state income taxation.

     Government Obligations. The Funds may invest in securities issued or guaranteed by the U. S. Government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Funds will invest in such securities only when the Manager is satisfied that the credit risk with respect to the issuer is minimal.

     Repurchase Agreements. The Funds may invest in repurchase agreements. The Funds' custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the obligor under the agreement will promptly furnish additional collateral to the Funds' custodian (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

     Other Taxable Investments. The Funds also may invest in certificates of deposit, bankers' acceptances and other time deposits. Certificates of deposit are certificates representing the obligation of a bank to repay the funds deposited (plus interest thereon) at a time certain after the deposit. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. With respect to Colorado Fund, investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of one billion dollars.

Options and Futures Transactions
     To the extent set forth in the Prospectus, each Fund may buy and sell put and call options on the securities in which they may invest, and certain Funds may enter into futures contracts and options on futures contracts with respect to fixed-income securities or based on financial indices including any index of securities in which the Fund may invest. Futures and options will be used to facilitate allocation of a Fund's investments among asset classes, to generate income or to hedge against changes in interest rates or declines in securities prices or increases in prices of securities proposed to be purchased. Different uses of futures and options have different risk and return characteristics. Generally, selling futures contracts, purchasing put options and writing (i.e. selling) call options are strategies designed to protect against falling securities prices and can limit potential gains if prices rise. Purchasing futures contracts, purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can causes losses if prices fall. If securities prices remain unchanged over time option writing strategies tend to be profitable, while option buying strategies tend to decline in value.

     Writing Options. The Funds may write (i.e. sell) covered put and call options with respect to the securities in which they may invest. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. With respect to put options written by any Fund, there will have been a predetermination that acquisition of the underlying security is in accordance with the investment objective of such Fund.

     "Covered options" means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). A Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

     Through the writing of call or put options, a Fund may obtain a greater current return than would be realized on the underlying securities alone. A Fund receives premiums from writing call or put options, which it retains whether or not the options are exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option, a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

     Purchasing Options. The Funds may purchase put options in order to protect portfolio holdings in an underlying security against a decline in the market value of such holdings. Such protection is provided during the life of the put because a Fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to a Fund is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

     A Fund may wish to protect certain portfolio securities against a decline in market value at a time when no put options on those particular securities are available for purchase. The Fund may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio.

     Each of the Funds may also purchase call options. During the life of the call option, the Fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

     Securities Index Option Trading. The Funds may purchase and write put and call options on securities indexes. Options on securities indexes are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated to make delivery of this amount.

     The effectiveness of purchasing or writing index options as a hedging technique depends upon the extent to which price movements in a Fund's portfolio correlate with price movements of the index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the relevant underlying securities markets generally or, in the case of certain indexes, in an industry market segment, rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on security indexes will be subject to the Manager's ability to predict correctly movements in the direction of the stock market or interest rates market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities. In the event the Manager is unsuccessful in predicting the movements of an index, a Fund could be in a worse position than had no hedge been attempted.

     Because exercises of index options are settled in cash, a Fund cannot determine the amount of its settlement obligations in advance and, with respect to call writing, cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. When a Fund writes an option on an index, the Fund will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, high-grade liquid debt securities or "qualified securities" with a market value determined on a daily basis of not less than 100% of the current market value of the option.

     Options purchased and written by a Fund may be exchange traded or may be options entered into by the Fund in negotiated transactions with investment dealers and other financial institutions (over-the-counter or "OTC" options) (such as commercial banks or savings and loan associations) deemed creditworthy by the Manager. OTC options are illiquid and it may not be possible for the Fund to dispose of options it has purchased or to terminate its obligations under an option it has written at a time when the Manager believes it would be advantageous to do so.

     Futures Contracts and Options on Futures Contracts. Certain Funds may enter into futures contracts and purchase and write options on these contracts, including but not limited to interest rate and securities index contracts and put and call options on these futures contracts. These contracts will be entered into on domestic and foreign exchanges and boards of trade, subject to applicable regulations of the Commodity Futures Trading Commission. These transactions may be entered into for bona fide hedging and other permissible risk management purposes.

     In connection with transactions in futures contracts and writing related options, each Fund will be required to deposit as "initial margin" a specified amount of cash or short-term, U.S. government securities. The initial margin required for a futures contract is set by the exchange on which the contract is traded. It is expected that the initial margin would be approximately 1-1/2% to 5% of a contract's face value. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. No Fund will purchase or sell futures contracts or related options if, as a result, the sum of the initial margin deposit on that Fund's existing futures and related options positions and premiums paid for options or futures contracts entered into for other than bona fide hedging purposes would exceed 5% of the Fund's assets.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

Risks of Transactions in Futures Contracts and Options.
     Hedging Risks in Futures Contracts Transactions. There are several risks in using securities index or interest rate futures contracts as hedging devices. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying index or financial instrument due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in indexes of securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

     Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. With respect to index futures contracts, the risk of imperfect correlation increases as the composition of a Fund's portfolio diverges from the financial instruments included in the applicable index.

     Successful use of futures contracts by a Fund is subject to the ability of the Manager to predict correctly movements in the direction of interest rates or the relevant underlying securities market. If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market or decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     Liquidity of Futures Contracts. A Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. A Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.

     Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Funds intend to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

     In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     Risk of Options. The use of options on financial instruments and indexes and on interest rate and index futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option generates a premium, which may partially offset a decline in the value of a Fund's portfolio assets. By writing a call option, the Fund becomes obligated to sell an underlying instrument or a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option generates a premium, but the Fund becomes obligated to purchase the underlying instrument or futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options may exceed the amount of the premium received.

     The effective use of options strategies is dependent, among other things, on a Fund's ability to terminate options positions at a time when the Manager deems it desirable to do so. Although a Fund will enter into an option position only if the Manager believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Funds' transactions involving options on futures contracts will be conducted only on recognized exchanges.

     A Fund's purchase or sale of put or call options will be based upon predictions as to anticipated interest rates or market trends by the Manager, which could prove to be inaccurate. Even if the expectations of the Manager are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

     The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

     The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of a purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     Certain Funds may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, such Funds will reduce any profit they might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     Certain Funds may purchase call options to hedge against an increase in price of securities that the Funds anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

     As discussed above, options may be traded over-the-counter ("OTC options"). In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. OTC options are illiquid and it may not be possible for the Funds to dispose of options they have purchased or terminate their obligations under an option they have written at a time when the Manager believes it would be advantageous to do so. Accordingly, OTC options are subject to each Fund's limitation that a maximum of 15% of its net assets be invested in illiquid securities. In the event of the bankruptcy of the writer of an OTC option, a Fund could experience a loss of all or part of the value of the option. The Manager anticipates that options on Tax Exempt Obligations will consist primarily of OTC options.

Illiquid Investments
     Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. For certain Funds, this policy is fundamental. See Investment Restrictions above. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the Securities and Exchange Commission has acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act, certain forms of interest-only and principal-only, mortgaged-backed U.S. government securities and commercial paper issued pursuant to the private placement exemption of
Section 4(2) of the 1933 Act). As a fundamental policy, the Funds may invest without limitation in these forms of restricted securities if such securities are deemed by the Manager to be liquid in accordance with standards established by the Funds' Board. Under these guidelines, the Manager must consider, among other things, (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.)

     At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

     As more fully described in the Funds' Prospectus, the Funds are permitted to invest in municipal leases. Traditionally, municipal leases have been viewed by the Securities and Exchange Commission staff as illiquid investments. However, subject to Board standards similar to the standards applicable to restricted securities (as discussed above), the Manager may treat certain municipal leases as liquid investments and not subject to the policy limiting illiquid investments.

Diversification
     Each Fund designated as such on the cover of the Prospectus operates as a "diversified" management investment company, as defined in the Investment Company Act of 1940 (the "1940 Act"), which means that at least 75% of its total assets must be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of total assets of such Fund and to not more than 10% of the outstanding voting securities of such issuer. The other Funds are "non-diversified," as defined in the 1940 Act. See the Prospectus regarding certain considerations relating to "non-diversified" status.

     For purposes of such diversification, the identification of the issuer of Tax Exempt Obligations depends on the terms and conditions of the security. If a State or a political subdivision thereof pledges its full faith and credit to payment of a security, the State or the political subdivision, respectively, is deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of a State or a political subdivision thereof are separate from those of the State or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality is deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the State, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or specific project is deemed the sole issuer.

     Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user is deemed to be the sole issuer. If, however, in any of the above cases, a State, political subdivision or some other entity guarantees a security and the value of all securities issued or guaranteed by the guarantor and owned by one of the Funds exceeds 10% of the value of such Fund's total assets, the guarantee is considered a separate security and is treated as an issue of the guarantor. Investments in municipal obligations refunded with escrowed U.S. government securities will be treated as investments in U.S. government securities for purposes of determining a Fund's compliance with the 1940 Act diversification requirements.

      In order to qualify as a regulated investment company, each Fund must limit its investments so that, at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer. In addition, the Internal Revenue Code of 1986, as amended (the "Code") requires that not more than 25% in value of each Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year. Each Fund intends to conduct its operations so that it will comply with diversification requirements and qualify under the Code as a "regulated investment company."

Insurance
     The Manager anticipates that substantially all of the insured Tax-Exempt Obligations in each Insured Fund's investment portfolio will be covered by either Primary Insurance or Secondary Market Insurance. However, as a non-fundamental policy, the Insured Funds must obtain Portfolio Insurance on all Tax-Exempt Obligations requiring insurance that are not covered by either Primary Insurance or Secondary Market Insurance. Both Primary Insurance and Secondary Market Insurance are non-cancelable and continue in force so long as the insured security is outstanding and the respective insurer remains in business. Premiums for Portfolio Insurance, if any, would be paid from Fund assets and would reduce the current yield on its investment portfolio by the amount of such premiums.

     Because Portfolio Insurance coverage terminates upon the sale of an insured security from a Fund's portfolio, such insurance does not have an effect on the resale value of the security. Therefore, unless a Fund elects to purchase Secondary Market Insurance with respect to such securities or such securities are already covered by Primary Insurance, it generally will retain any such securities insured by Portfolio Insurance which are in default or in significant risk of default, and will place a value on the insurance equal to the difference between the market value of the defaulted security and the market value of similar securities which are not in default.

     The Insured Funds are authorized to obtain Portfolio Insurance from insurers that have obtained a claims-paying ability rating of "AAA" from S&P or "Aaa" (or a short-term rating of "MIG-1") from Moody's, including AMBAC Indemnity Corporation ("AMBAC"), Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("FGIC") and Financial Security Assurance, Inc. ("FSA").

     A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position. An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. The capacity of an insurer so rated to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time.

     An insurance claims-paying ability rating by Moody's or S&P does not constitute an opinion on any specific insurance contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet non-policy obligations (i.e., debt contracts).

     The assignment of ratings by Moody's or S&P to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of insurance claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a likely element in the rating determination for such debt issues.

     Each of AMBAC, MBIA, FGIC, and FSA has a insurance claims-paying ability rating of Aaa from Moody's and AAA from S&P.

     AMBAC has received a letter ruling from the Internal Revenue Service which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid by AMBAC to municipal bond funds substantially similar to the Insured Tax-Free Funds, under policy provisions substantially identical to those contained in its municipal bond insurance policy, will excludable from federal gross income under Section 103(a) of the Internal Revenue Code.

     As of December 31, 1996, the total admitted assets of AMBAC were approximately $2.6 billion with statutory capital of approximately $1.5 billion. Statutory capital consists of the AMBAC's statutory contingency reserve and policyholders' surplus.

     As of December 31, 1996, the total admitted assets (unaudited) of MBIA were approximately $4.5 billion with statutory capital of approximately $1.5 billion.

     As of December 31, 1996, the total admitted assets (unaudited) of FGIC were approximately $2.4 billion total capital and surplus (unaudited) approximately $1.6 billion.

     As of December 31, 1996, admitted assets of FSA were approximately $1.1 billion with statutory capital of approximately $676 million.

     None of AMBAC, MBIA, FGIC and FSA or any associate thereof, has any material business relationship, direct or indirect, with the Funds.

     AMBAC, MBIA, FGIC and FSA are subject to regulation by the department of insurance in each state in which they are qualified to do business. Such regulation however, is not a guarantee that any of AMBAC, MBIA, FGIC and FSA will be able to perform on its contractual insurance in the event a claim should be made thereunder at some time in the future.

     The information relating to AMBAC, MBIA, FGIC and FSA set forth above, including the financial information, has been furnished by such corporations or has been obtained from publicly available sources. Financial information with respect to AMBAC, MBIA, FGIC and FSA appears in reports filed by AMBAC, MBIA, FGIC and FSA with insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information with respect to AMBAC, MBIA, FGIC and FSA or as to the absence of material adverse changes in such information subsequent to the date thereof.

PERFORMANCE INFORMATION

     From time to time, each Fund may state total return for its Classes in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year (or life of fund, if applicable) periods. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.

     The average annual total rate of return for a Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:
                                               n
                                          P(1+T)   = ERV

Where     P        =        a hypothetical initial purchase order of $1,000 from
                            which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

          T        =        average annual total return;

          n        =        number of years; and

          ERV      =        redeemable value of the hypothetical $1,000 purchase
                            at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B
                            Shares and Class C Shares.

     In presenting performance information for Class A Shares, the Limited CDSC applicable to only certain redemptions of those shares will not be deducted from any computation of total return. See the Prospectus for the Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

     Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made and that all distributions are reinvested at net asset value, and with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

     The performance, as shown below, is the average annual total return quotations of each Class of each Fund through December 31, 1996, computed as described above. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 3.75% with respect to Tax-Free Funds and Insured Funds and 2.75% with respect to Tax-Free Intermediate Funds paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. The average annual return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at December 31, 1996. The average annual total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed at December 31, 1996 and therefore does not reflect the deduction of a CDSC.

     Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

                           Average Annual Total Return

Tax-Free Arizona Fund(3)

                                                          Class B       Class B                     Class C        Class C
              Class A         Class A                     Shares        Shares                      Shares         Shares
              Shares          Shares                    (including    (excluding                  (including     (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)                       CDSC)          CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
12/31/96       1.50%          5.47%         12/31/96      0.85%         4.83%        12/31/96        3.69%          4.68%

Period                                      Period                                   Period
3/2/95(1)                                   6/29/95(1)                               5/13/95(1)
through                                     through                                  through
12/31/96       7.91%         10.18%         12/31/96      5.85%         8.41%        12/31/96        8.66%          8.66%

Tax-Free Arizona Insured Fund
                                                          Class B       Class B                     Class C        Class C
              Class A        Class A                      Shares        Shares                      Shares         Shares
              Shares          Shares                    (including    (excluding                  (including     (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)                       CDSC)          CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
12/31/96       0.21%(3)       4.08%(3)      12/31/96      (0.66%)(3)    3.31%(3)     12/31/96        2.17%          3.16%

                                            Period                                   Period
3 years                                     3/10/95(1)                               5/26/94(1)
ended                                       through                                  through
12/31/96       3.38%(3)       4.70%(3)      12/31/96        5.41%(3)    7.51%(3)     12/31/96        6.70%(3)       6.70%(3)

5 years
ended
12/31/96       6.46%(3)       7.27%(3)

Period
4/1/91(1)
through
12/31/96      7.34%(3)        8.05%(3)

(1)      Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase;
         (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.

(3)      Reflects voluntary waivers in effect during the period(s).

                           Average Annual Total Return

Tax-Free California Fund(3)
                                                          Class B       Class B
              Class A         Class A                     Shares        Shares
              Shares         Shares                     (including    (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)
1 year                                      1 year
ended                                       ended
12/31/96       0.33%          4.19%         12/31/96     (0.16%)        3.76%

Period                                      Period
3/3/95(1)                                   8/23/95(1)
through                                     through
12/31/96       6.53%          8.77%         12/31/96      7.02%         9.88%



Tax-Free California Insured Fund(3)
                                                          Class B       Class B                     Class C        Class C
              Class A         Class A                     Shares        Shares                      Shares         Shares
              Shares          Shares                    (including    (excluding                  (including     (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)                       CDSC)          CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
12/31/96      (0.23%)         3.61%         12/31/96      (0.74%)       3.21%        12/31/96        1.47%          2.45%

                                            Period                                   Period
3 years                                     3/1/94(1)                                4/12/95(1)
ended                                       through                                  through
12/31/96       2.85%          4.18%         12/31/96       3.44%        4.40%        12/31/96        5.93%          5.93%

Period
10/15/92(1)
through
12/31/96       5.94%          6.91%


(1)      Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase;
         (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.

(3)      Reflects voluntary waivers in effect during the period(s).

                           Average Annual Total Return

Tax-Free Colorado Fund
                                                          Class B       Class B                     Class C        Class C
               Class A         Class A                    Shares        Shares                      Shares         Shares
               Shares          Shares                   (including    (excluding                  (including     (excluding
             (at offer)       (at NAV)                   CDSC)(2)        CDSC)                       CDSC)          CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
12/31/96      0.21%(3)       4.07%(3)       12/31/96       (0.72%)(3)    3.24%(3)    12/31/96        2.17%          3.16%

                                            Period                                   Period
3 years                                     3/22/95(1)                               5/6/94(1)
ended                                       through                                  through
12/31/96      3.15%(3)       4.47%(3)       12/31/96        5.21%(3)     7.35%(3)    12/31/96        6.63%(3)       6.63%(3)

5 years
ended
12/31/96      6.62%(3)       7.43%(3)

Period
4/23/87(1)
through
12/31/96      7.74%(3)       8.17%(3)

Tax-Free Florida Fund(3)
                                                          Class B       Class B                     Class C        Class C
              Class A          Class A                    Shares        Shares                      Shares         Shares
              Shares           Shares                   (including    (excluding                  (including     (excluding
            (at offer)        (at NAV)                   CDSC)(2)        CDSC)                       CDSC)          CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
12/31/96     (0.18%)          3.73%         12/31/96     (0.43%)         3.50%       12/31/96        1.96%          2.94%

Period                                      Period                                   Period
3/2/95(1)                                   9/15/95(1)                               4/22/95(1)
through                                     through                                  through
12/31/96      6.53%           8.78%         12/31/96      3.68%          6.72%       12/31/96        6.96%          6.96%

(1)      Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase;
         (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.

(3)      Reflects voluntary waivers in effect during the period(s).

                           Average Annual Total Return

Tax-Free Florida Insured Fund(3)
                                                          Class B       Class B
              Class A         Class A                     Shares        Shares
              Shares          Shares)                   (including    (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)
1 year                                      1 year
ended                                       ended
12/31/96      (1.00%)         2.89%         12/31/96     (1.53%)        2.39%

                                            Period
3 years                                     3/11/94(1)
ended                                       through
12/31/96       3.13%          4.45%         12/31/96      4.21%         5.20%

Period
1/1/92(1)
through
12/31/96       6.58%          7.40%

Tax-Free Florida Intermediate Fund(3)
                                                          Class B      Class B                      Class C        Class C
              Class A         Class A                     Shares       Shares                       Shares         Shares
              Shares          Shares                    (including   (excluding                   (including     (excluding
            (at offer)       (at NAV)                    CDSC)(4)       CDSC)                      CDSC)(5)         CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
12/31/96       0.47%          3.33%         12/31/96      0.58%         2.56%        12/31/96        1.37%          2.36%

Period                                      Period                                   Period
5/1/94(1)                                   9/15/95(1)                               3/23/95(1)
through                                     through                                  through
12/31/96       5.01%          6.10%         12/31/96      1.36%         2.87%        12/31/96        5.78%          5.78%

(1)      Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase;
         (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.

(3)      Reflects voluntary waivers in effect during the period(s).

(4) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 2% if shares are redeemed within two years of purchase; and (ii) 1% if shares are redeemed during the third year following purchase. The above figures have been calculated using this new schedule.

(5) Beginning June 9, 1997, the CDSC applicable to Class C Shares will be 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.

                           Average Annual Total Return

Tax-Free Idaho Fund(3)
                                                          Class B      Class B                      Class C        Class C
              Class A         Class A                     Shares       Shares                       Shares         Shares
              Shares          Shares                    (including   (excluding                   (including     (excluding
            (at offer)       (at NAV)                    CDSC)(2)       CDSC)                        CDSC)          CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
12/31/96       0.42%          4.34%         12/31/96      (0.23%)       3.73%        12/31/96        2.48%          3.47%

Period                                      Period                                   Period
1/4/95(1)                                   3/16/95(1)                               1/11/95(1)
through                                     through                                  through
12/31/96       8.67%         10.77%         12/31/96      5.43%         7.55%        12/31/96        9.62%          9.62%

Tax-Free Iowa Fund(3)
                                                          Class B      Class B                      Class C        Class C
              Class A         Class A                     Shares       Shares                       Shares         Shares
              Shares          Shares                    (including   (excluding                   (including     (excluding
            (at offer)       (at NAV)                    CDSC)(2)       CDSC)                        CDSC)          CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
12/31/96      (1.27%)         2.55%         12/31/96     (2.17%)        1.74%        12/31/96        0.57%          1.54%

                                            Period                                   Period
3 years                                     3/24/95(1)                               1/4/95(1)
ended                                       through                                  through
12/31/96       2.27%          3.58%         12/31/96      4.72%         6.88%        12/31/96       10.28%         10.28%

Period
9/1/93(1)
through
12/31/96       2.69%          3.87%

(1)      Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase;
         (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.

(3)      Reflects voluntary waivers in effect during the period(s).

                           Average Annual Total Return

Tax-Free Kansas Fund(3)
                                                          Class B       Class B                     Class C        Class C
              Class A         Class A                     Shares        Shares                      Shares         Shares
              Shares          Shares                    (including    (excluding                  (including     (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)                       CDSC)          CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
12/31/96      (0.48%)         3.41%         12/31/96     (1.26%)        2.67%        12/31/96        1.52%          2.51%

                                            Period                                   Period
3 years                                     4/8/95(1)                                4/12/95(1)
ended                                       through                                  through
12/31/96       3.25%          4.57%         12/31/96      4.36%         6.58%        12/31/96        6.26%          6.26%

Period
11/30/92(1)
through
12/31/96       6.02%          7.02%

Tax-Free Minnesota Fund
                                                          Class B       Class B                     Class C        Class C
              Class A         Class A                     Shares        Shares                      Shares         Shares
              Shares          Shares                    (including    (excluding                  (including     (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)                       CDSC)          CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
12/31/96       (0.54%)        3.31%         12/31/96     (1.12%)(3)    2.82%(3)      12/31/96        1.65%          2.63%

                                            Period                                   Period
3 years                                     3/11/95(1)                               5/4/94(1)
ended                                       through                                  through
12/31/96       2.91%          4.23%         12/31/96      4.90%(3)     7.01%(3)      12/31/96        6.04%          6.04%

5 years
ended
12/31/96       5.81%          6.62%

10 years
ended
12/31/96       6.72%(3)       7.13%(3)

Period
2/27/84(1)
through
12/31/96       8.70%(3)       9.03%(3)

(1)      Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase;
         (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.

(3)      Reflects voluntary waivers in effect during the period(s).

                           Average Annual Total Return

Minnesota Insured Fund
                                                          Class B       Class B                     Class C        Class C
              Class A         Class A                     Shares        Shares                      Shares         Shares
              Shares          Shares                    (including    (excluding                  (including     (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)                       CDSC)          CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
12/31/96      (0.17%)         3.74%         12/31/96      (0.94%)(3)     3.01%(3)    12/31/96        1.98%          2.96%

                                            Period                                   Period
3 years                                     3/7/95(1)                                5/4/94(1)
ended                                       through                                  through
12/31/96       2.63%(3)       3.95%(3)      12/31/96       4.79%(3)      6.89%(3)    12/31/96        5.84%(3)       5.84%(3)

5 years
ended
12/31/96       5.96%(3)       6.77%(3)

Period
5/1/87(1)
through
12/31/96       7.13%(3)       7.55%(3)

(1)     Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase;
        (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.

(3)     Reflects voluntary waivers in effect during the period(s).

                           Average Annual Total Return

Tax-Free Minnesota Intermediate Fund
                                                          Class B       Class B                     Class C        Class C
               Class A        Class A                     Shares        Shares                      Shares         Shares
               Shares         Shares                    (including    (excluding                  (including     (excluding
             (at offer)      (at NAV)                    CDSC)(2)        CDSC)                     CDSC)(3)         CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
12/31/96       0.64%          3.44%         12/31/96     0.74%(4)      2.72%(4)      12/31/96        1.69%          2.67%

                                            Period                                   Period
3 years                                     8/15/95(1)                               5/4/94(1)
ended                                       through                                  through
12/31/96       3.07%(4)       4.05%(4)      12/31/96     4.08%(4)      4.36%(4)      12/31/96        4.73%(4)       4.73%(4)

5 years
ended
12/31/96       4.74%(4)       5.32%(4)

10 years
ended
12/31/96       5.43%(4)       5.72%(4)

Period
10/27/85(1)
through
12/31/96       5.93%(4)       6.19%(4)

(1)      Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 2% if shares are redeemed within two years of purchase; and (ii) 1% if shares are redeemed during the third year following purchase. The above figures have been calculated using this new schedule.

(3) Beginning June 9, 1997, the CDSC applicable to Class C Shares will be 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.

(4)      Reflects voluntary waivers in effect during the period(s).

                           Average Annual Total Return

Tax-Free Missouri Insured Fund(3)
                                                          Class B       Class B                     Class C        Class C
              Class A          Class A                    Shares        Shares                      Shares         Shares
              Shares           Shares                   (including    (excluding                  (including     (excluding
            (at offer)        (at NAV)                   CDSC)(2)        CDSC)                       CDSC)          CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
12/31/96      (0.48%)         3.39%         12/31/96     (1.02%)         2.92%       12/31/96        1.48%          2.46%

                                            Period                                   Period
3 years                                     3/12/94(1)                               11/11/95(1)
ended                                       through                                  through
12/31/96       2.80%          4.12%         12/31/96      4.10%          5.09%       12/31/96        4.14%          4.14%

Period
11/2/92(1)
through
12/31/96       5.62%          6.59%

Tax-Free New Mexico Fund(3)
                                                          Class B       Class B                     Class C        Class C
              Class A         Class A                     Shares        Shares                      Shares         Shares
              Shares          Shares                    (including    (excluding                  (including     (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)                       CDSC)          CDSC)
                                                                                     Period
1 year                                      1 year                                   5/7/96(1)
ended                                       ended                                    through
12/31/96       0.25%          4.12%         12/31/96     (0.59%)         3.37%       12/31/96        5.30%          6.30%

                                            Period
3 years                                     3/3/94(1)
ended                                       through
12/31/96       3.74%          5.06%         12/31/96      3.92%          4.90%

Period
10/5/92(1)
through
12/31/96       6.37%          7.33%

(1)      Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase;
         (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase.
         The above figures have been calculated using this new schedule.

(3)      Reflects voluntary waivers in effect during the period(s).

                           Average Annual Total Return

Tax-Free New York Fund(3)

                              Class B                     Class B       Class C                     Class C
              Class A         Class A                     Shares        Shares                      Shares         Shares
              Shares          Shares                    (including    (excluding                  (including     (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)                       CDSC)          CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
12/31/96      (1.40%)         2.45%         12/31/96      (2.46%)         1.42%      12/31/96        0.46%          1.43%

                                            Period                                   Period
3 years                                     11/14/94(1)                              4/26/95(1)
ended                                       through                                  through
12/31/96       2.11%          3.43%         12/31/96       4.99%          6.31%      12/31/96        3.98%          3.98%

5 years
ended
12/31/96       5.35%          6.15%

Period
11/6/87(1)
through
12/31/96       7.12%          7.57%

Tax-Free North Dakota Fund
                                                          Class B       Class B                     Class C        Class C
               Class A         Class A                    Shares        Shares                      Shares         Shares
               Shares          Shares                   (including    (excluding                  (including     (excluding
             (at offer)       (at NAV)                   CDSC)(2)        CDSC)                       CDSC)          CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
12/31/96       3.87%(3)      (0.04%)(3)     12/31/96      (0.58%)(3)      3.38%(3)   12/31/96        1.82%          2.80%

                                            Period                                   Period
3 years                                     5/10/94(1)                               7/29/95(1)
ended                                       through                                  through
12/31/96       4.98%(3)       3.66%(3)      12/31/96       6.54%(3)       7.56%(3)   12/31/96        6.54%(3)       6.54%(3)

5 years
ended
12/31/96       7.13%(3)       6.32%(3)

Period
4/1/91(1)
through
12/31/96       7.80%(3)       7.09%(3)

(1)      Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase;
         (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase.
         The above figures have been calculated using this new schedule.

(3)      Reflects voluntary waivers in effect during the period(s).

                           Average Annual Total Return

Tax-Free Oregon Insured Fund(3)
                                                          Class B       Class B                     Class C        Class C
              Class A         Class A                     Shares        Shares                      Shares         Shares
              Shares          Shares                    (including    (excluding                  (including     (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)                       CDSC)          CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
12/31/96      (0.72%)         3.13%         12/31/96      (1.33%)        2.60%       12/31/96        1.38%          2.36%

                                            Period                                   Period
3 years                                     3/12/94(1)                               7/5/95(1)
ended                                       through                                  through
12/31/96       2.86%          4.19%         12/31/96       3.77%         4.76%       12/31/96        5.88%          5.88%

Period
8/1/93(1)
through
12/31/96       3.70%          4.87%

Tax-Free Utah Fund(3)
                                                          Class B       Class B
              Class A         Class A                     Shares        Shares
              Shares          Shares                    (including    (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)
1 year                                      1 year
ended                                       ended
12/31/96      (0.54%)         3.34%         12/31/96      ( .47%)        2.45%

                                            Period
3 years                                     5/27/95(1)
ended                                       through
12/31/96       3.50%          4.82%         12/31/96       3.24%         5.67%

Period
10/5/92(1)
through
12/31/96       6.83%          7.79%

(1)      Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase;
         (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase.
         The above figures have been calculated using this new schedule.

(3)      Reflects voluntary waivers in effect during the period(s).

                           Average Annual Total Return

Tax-Free Washington Insured Fund(3)
                                                          Class B       Class B                     Class C        Class C
              Class A         Class A                     Shares        Shares                      Shares         Shares
              Shares          Shares                    (including    (excluding                  (including     (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)                       CDSC)          CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
12/31/96       0.03%          3.96%         12/31/96     (0.65%)         3.31%       12/31/96        2.11%          3.10%

                                            Period                                   Period
3 years                                     10/24/95(1)                              4/21/95(1)
ended                                       through                                  through
12/31/96       3.53%          4.85%         12/31/96      2.29%          5.63%       12/31/96        6.62%          6.62%

Period
8/1/93(1)
through
12/31/96       5.47%          6.66%

Tax-Free Wisconsin Fund(3)
                                                          Class B       Class B                     Class C        Class C
              Class A         Class A                     Shares        Shares                      Shares         Shares
              Shares          Shares                    (including    (excluding                  (including     (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)                       CDSC)          CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
12/31/96      (0.40%)         3.47%         12/31/96     (1.11%)         2.83%       12/31/96        1.74%          2.72%

                                            Period                                   Period
3 years                                     4/22/95(1)                               3/28/95(1)
ended                                       through                                  through
12/31/96       2.44%          3.75%         12/31/96      3.56%          5.85%       12/31/96        6.10%          6.10%

Period
9/1/93(1)
through
12/31/96       2.82%          4.01%

(1)      Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase;
         (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase.
         The above figures have been calculated using this new schedule.

(3)      Reflects voluntary waivers in effect during the period(s).

         As stated in the Funds' Prospectus, each Fund may also quote its respective Classes' current yield in advertisements and investor communications.

         The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                             a--b          6
                                YIELD = 2[(-------- + 1)  -- 1]
                                              cd

Where:    a     =    dividends and interest earned during the period;

          b     =    expenses accrued for the period (net of reimbursements);

          c     =    the average daily number of shares outstanding during
                     the period that were entitled to receive dividends; and

          d     =    the maximum offering price per share on the last day of
                     the period.

         The above formula will be used in calculating quotations of yield for each Class, based on specified 30-day periods identified in advertising by the Fund. Using this formula, the yields for the Funds for the 30-day period ended December 31, 1996 are as follows:

                                                                                     30-Day Yield
                                                                              ---------------------------------
                                                                                                 Absent
                                                                              Actual      Voluntary Fee Waivers
                                                                              ------      ---------------------

              Tax-Free Arizona Insured Fund - Class A                         4.44%                   4.34%
              Tax-Free Arizona Insured Fund - Class B                         3.86%                   3.77%
              Tax-Free Arizona Insured Fund - Class C                         3.86%                   N/A
              Tax-Free Arizona Fund - Class A                                 5.28%                   4.68%
              Tax-Free Arizona Fund - Class B                                 4.73%                   4.03%
              Tax-Free Arizona Fund - Class C                                 4.72%                   4.10%
              Tax-Free California Insured Fund - Class A                      5.05%                   4.91%
              Tax-Free California Insured Fund - Class B                      4.83%                   4.41%
              Tax-Free California Insured Fund - Class C                      4.50%                   4.34%
              Tax-Free California Fund - Class A                              6.47%                   5.72%
              Tax-Free California Fund - Class B                              6.17%                   4.94%
              Tax-Free California Fund - Class C                              5.97%                   4.95%
              Tax-Free Colorado Fund - Class A                                5.16%                   5.06%
              Tax-Free Colorado Fund - Class B                                4.48%                   4.43%
              Tax-Free Colorado Fund - Class C                                4.48%                   N/A
              Tax-Free Florida Insured Fund - Class A                         4.56%                   4.38%
              Tax-Free Florida Insured Fund - Class B                         4.10%                   3.73%
              Tax-Free Florida Intermediate Fund - Class A                    6.05%                   5.58%
              Tax-Free Florida Intermediate Fund - Class B                    5.37%                   4.95%
              Tax-Free Florida Intermediate Fund - Class C                    5.27%                   4.92%
              Tax-Free Florida Fund - Class A                                 5.01%                   4.32%
              Tax-Free Florida Fund - Class B                                 4.80%                   3.80%
              Tax-Free Florida Fund - Class C                                 4.45%                   3.77%
              Tax-Free Idaho Fund - Class A                                   5.33%                   4.96%
              Tax-Free Idaho Fund - Class B                                   5.07%                   4.49%
              Tax-Free Idaho Fund - Class C                                   4.79%                   4.41%
              Tax-Free Iowa Fund - Class A                                    4.53%                   4.42%


                                                                                     30-Day Yield
                                                                              ---------------------------------
                                                                                                 Absent
                                                                              Actual      Voluntary Fee Waivers
                                                                              ------      ---------------------

              Tax-Free Iowa Fund - Class B                                    3.93%                   3.78%
              Tax-Free Iowa Fund - Class C                                    4.22%                   4.17%
              Tax-Free Kansas Fund - Class A                                  4.47%                   4.18%
              Tax-Free Kansas Fund - Class B                                  3.81%                   3.50%
              Tax-Free Kansas Fund - Class C                                  3.76%                   3.57%
              Tax-Free Minnesota Insured Fund - Class A                       4.47%                   N/A
              Tax-Free Minnesota Insured Fund - Class B                       3.90%                   3.81%
              Tax-Free Minnesota Insured Fund - Class C                       3.89%                   N/A
              Tax-Free Minnesota Intermediate Fund - Class A                  4.01%                   N/A
              Tax-Free Minnesota Intermediate Fund - Class B                  3.38%                   3.33%
              Tax-Free Minnesota Intermediate Fund - Class C                  3.38%                   N/A
              Tax-Free Minnesota Fund - Class A                               4.80%                   N/A
              Tax-Free Minnesota Fund - Class B                               4.38%                   4.24%
              Tax-Free Minnesota Fund - Class C                               4.23%                   N/A
              Tax-Free Missouri Insured Fund - Class A                        4.95%                   4.71%
              Tax-Free Missouri Insured Fund - Class B                        4.46%                   4.09%
              Tax-Free Missouri Insured Fund - Class C                        4.22%                   4.09%
              Tax-Free New Mexico Fund - Class A                              4.93%                   4.79%
              Tax-Free New Mexico Fund - Class B                              4.31%                   4.15%
              Tax-Free New Mexico Fund - Class C                              4.62%                   4.55%
              Tax-Free New York Fund - Class A                                4.80%                   4.68%
              Tax-Free New York Fund - Class B                                4.24%                   4.13%
              Tax-Free New York Fund - Class C                                4.24%                   4.10%
              Tax-Free North Dakota Fund - Class A                            4.79%                   4.64%
              Tax-Free North Dakota Fund - Class B                            4.49%                   4.12%
              Tax-Free North Dakota Fund - Class C                            4.53%                   N/A
              Tax-Free Oregon Insured Fund - Class A                          4.65%                   4.37%
              Tax-Free Oregon Insured Fund - Class B                          4.17%                   3.72%
              Tax-Free Oregon Insured Fund - Class C                          3.94%                   3.73%
              Tax-Free Utah Fund - Class A                                    4.88%                   4.44%
              Tax-Free Utah Fund - Class B                                    4.20%                   3.78%
              Tax-Free Washington Insured Fund - Class A                      5.13%                   4.52%
              Tax-Free Washington Insured Fund - Class B                      4.49%                   3.84%
              Tax-Free Washington Insured Fund - Class C                      4.39%                   3.90%


                                                                                     30-Day Yield
                                                                              ---------------------------------
                                                                                                 Absent
                                                                              Actual      Voluntary Fee Waivers
                                                                              ------      ---------------------

              Tax-Free Wisconsin Fund - Class A                               4.71%                   4.63%
              Tax-Free Wisconsin Fund - Class B                               4.17%                   4.02%
              Tax-Free Wisconsin Fund - Class C                               4.29%                   4.23%

       Yield calculations assume the maximum front-end sales charge, if any, and do not reflect the deduction of any contingent deferred sales charge. Actual yield on Class A Shares may be affected by variations in front-end sales charges on investments.

       The Fund may also publish a tax-equivalent yield for a Class based on federal and, if applicable, state tax rates, which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to the Class' yield. For the 30-day period ended December 31, 1996, the tax-equivalent yields (assuming a federal income tax rate of 31%) of each Class of each Fund were as follows:

                                                                               ACTUAL
                                                                               ------

                                                                              ARIZONA(1)
                                                                              ----------
                                                           31.74%        34.59%       39.58%       42.98%
                                                           ------        ------       ------       ------
Tax-Free Arizona Insured Fund - Class A                     6.50%         6.79%        7.35%        7.79%
Tax-Free Arizona Insured Fund - Class B                     5.66%         5.90%        6.39%        6.77%
Tax-Free Arizona Insured Fund - Class C                     5.66%         5.90%        6.39%        6.77%
Tax-Free Arizona Fund - Class A                             7.74%         8.07%        8.74%        9.26%
Tax-Free Arizona Fund - Class B                             6.93%         7.23%        7.83%        8.30%
Tax-Free Arizona Fund - Class C                             6.92%         7.22%        7.81%        8.28%

                                                                               CALIFORNIA(2)
                                                                               -------------
                                                           34.70%        37.42%       41.95%       45.22%
                                                           ------        ------       ------       ------
Tax-Free California Insured Fund - Class A                  7.73%         8.07%        8.70%        9.22%
Tax-Free California Insured Fund - Class B                  7.40%         7.72%        8.32%        8.82%
Tax-Free California Insured Fund - Class C                  6.89%         7.19%        7.75%        8.21%
Tax-Free California Fund - Class A                          9.91%        10.34%       11.15%       11.81%
Tax-Free California Fund - Class B                          9.45%         9.86%       10.63%       11.26%
Tax-Free California Fund - Class C                          9.14%         9.54%       10.28%       10.90%

                                                                                COLORADO (3)
                                                                                ------------
                                                           31.60%        34.45%       39.20%       42.62%
                                                           ------        ------       ------       ------
Tax-Free Colorado Fund - Class A                            7.54%         7.87%        8.49%        8.99%
Tax-Free Colorado Fund - Class B                            6.55%         6.83%        7.37%        7.81%
Tax-Free Colorado Fund - Class C                            6.55%         6.83%        7.37%        7.81%

                                                                               FLORIDA
                                                                               -------
                                                              28%           31%          36%        39.6%
                                                              ---           ---          ---        -----
Tax-Free Florida Insured Fund - Class A                     6.33%         6.61%        7.13%        7.55%
Tax-Free Florida Insured Fund - Class B                     5.69%         5.94%        6.41%        6.79%
Tax-Free Florida Intermediate Fund - Class A                8.40%         8.77%        9.45%       10.02%
Tax-Free Florida Intermediate Fund - Class B                7.46%         7.78%        8.39%        8.89%
Tax-Free Florida Intermediate Fund - Class C                7.32%         7.64%        8.23%        8.73%
Tax-Free Florida Fund - Class A                             6.96%         7.26%        7.83%        8.29%
Tax-Free Florida Fund - Class B                             6.67%         6.96%        7.50%        7.95%
Tax-Free Florida Fund - Class C                             6.18%         6.45%        6.95%        7.37%



                                                                               ACTUAL
                                                                               ------

                                                                               IDAHO(4)
                                                                               --------
                                                           33.90%        36.66%       41.25%       44.55%
                                                           ------        ------       ------       ------
Tax-Free Idaho Fund - Class A                               8.06%         8.41%        9.07%        9.61%
Tax-Free Idaho Fund - Class B                               7.67%         8.00%        8.63%        9.14%
Tax-Free Idaho Fund - Class C                               7.25%         7.56%        8.15%        8.64%

                                                                               IOWA (5)
                                                                               --------
                                                           33.32%        35.90%       40.24%       43.39%
                                                           ------        ------       ------       ------
Tax-Free Iowa Fund - Class A                                6.79%         7.07%        7.58%        8.00%
Tax-Free Iowa Fund - Class B                                5.89%         6.13%        6.58%        6.94%
Tax-Free Iowa Fund - Class C                                6.33%         6.58%        7.06%        7.45%

                                                                               KANSAS (6)
                                                                               ----------
                                                           33.58%        36.35%       40.96%       44.28%
                                                           ------        ------       ------       ------
Tax-Free Kansas Fund - Class A                              6.73%         7.02%        7.57%        8.02%
Tax-Free Kansas Fund - Class B                              5.74%         5.99%        6.45%        6.84%
Tax-Free Kansas Fund - Class C                              5.66%         5.91%        6.37%        6.75%

                                                                               MINNESOTA (7)
                                                                               -------------
                                                           34.12%        36.87%       41.44%       44.73%
                                                           ------        ------       ------       ------
Minnesota Insured Fund - Class A                            6.79%         7.08%        7.63%        8.09%
Minnesota Insured Fund - Class B                            5.92%         6.18%        6.66%        7.06%
Minnesota Insured Fund - Class C                            5.90%         6.16%        6.64%        7.04%
Tax-Free Minnesota Intermediate Fund - Class A              6.09%         6.35%        6.85%        7.26%
Tax-Free Minnesota Intermediate Fund - Class B              5.13%         5.35%        5.77%        6.12%
Tax-Free Minnesota Intermediate Fund - Class C              5.13%         5.35%        5.77%        6.12%
Tax-Free Minnesota Fund - Class A                           7.29%         7.60%        8.20%        8.69%
Tax-Free Minnesota Fund - Class B                           6.65%         6.94%        7.48%        7.93%
Tax-Free Minnesota Fund - Class C                           6.42%         6.70%        7.22%        7.65%

                                                                               MISSOURI(8)
                                                                               -----------
                                                           31.16%        33.91%       38.51%       41.84%
                                                           ------        ------       ------       ------
Tax-Free Missouri Insured Fund - Class A                    7.19%         7.49%        8.05%        8.51%
Tax-Free Missouri Insured Fund - Class B                    6.48%         6.75%        7.25%        7.67%
Tax-Free Missouri Insured Fund - Class C                    6.13%         6.39%        6.86%        7.26%

                                                                             NEW MEXICO(9)
                                                                             -------------
                                                           33.69%        36.87%       41.44%       44.73%
                                                           ------        ------       ------       ------
Tax-Free New Mexico Fund - Class A                          7.48%         7.81%        8.42%        8.92%
Tax-Free New Mexico Fund - Class B                          6.54%         6.83%        7.36%        7.80%
Tax-Free New Mexico Fund - Class C                          7.01%         7.32%        7.89%        8.36%

                                                                              NEW YORK(10)
                                                                              ------------
                                                           33.13%        35.92%       40.56%       43.90%
                                                           ------        ------       ------       ------
Tax-Free New York Fund - Class A                            7.18%         7.49%        8.08%        8.56%
Tax-Free New York Fund - Class B                            6.34%         6.62%        7.13%        7.56%
Tax-Free New York Fund - Class C                            6.34%         6.62%        7.13%        7.56%


                                                                               ACTUAL
                                                                               ------

                                                                           NORTH DAKOTA(11)
                                                                           ----------------
                                                           30.72%        33.87%       39.07%       42.77%
                                                           ------        ------       ------       ------
Tax-Free North Dakota Fund - Class A                        6.91%         7.24%        7.86%        8.37%
Tax-Free North Dakota Fund - Class B                        6.48%         6.79%        7.37%        7.85%
Tax-Free North Dakota Fund - Class C                        6.54%         6.85%        7.43%        7.92%

                                                                              OREGON(12)
                                                                              ----------
                                                           34.48%        37.21%       41.76%       45.04%
                                                           ------        ------       ------       ------
Tax-Free Oregon Insured Fund - Class A                      7.10%         7.41%        7.98%        8.46%
Tax-Free Oregon Insured Fund - Class B                      6.36%         6.64%        7.16%        7.59%
Tax-Free Oregon Insured Fund - Class C                      6.01%         6.27%        6.77%        7.17%

                                                                                UTAH(13)
                                                                                --------
                                                           32.38%        35.13%       39.72%       43.04%
                                                           ------        ------       ------       ------
Tax-Free Utah Fund - Class A                                7.22%         7.52%        8.10%        8.57%
Tax-Free Utah Fund - Class B                                6.21%         6.47%        6.97%        7.37%

                                                                               WASHINGTON
                                                                               ----------
                                                              28%           31%          36%        39.6%
                                                              ---           ---          ---        -----
Tax-Free Washington Insured Fund - Class A                  7.13%         7.43%        8.02%        8.49%
Tax-Free Washington Insured Fund - Class B                  6.24%         6.51%        7.02%        7.43%
Tax-Free Washington Insured Fund - Class C                  6.10%         6.36%        6.86%        7.27%

                                                                            WISCONSIN(14)
                                                                            -------------
                                                           32.99%        35.78%       40.44%       43.79%
                                                           ------        ------       ------       ------
Tax-Free Wisconsin Fund - Class A                           7.03%         7.33%        7.91%        8.38%
Tax-Free Wisconsin Fund - Class B                           6.22%         6.49%        7.00%        7.42%
Tax-Free Wisconsin Fund - Class C                           6.40%         6.68%        7.20%        7.63%




                                                                   ABSENT VOLUNTARY FEE WAIVERS
                                                                   ----------------------------

                                                                            ARIZONA(1)
                                                                            ----------
                                                           31.74%        34.59%       39.58%       42.98%
                                                           ------        ------       ------       ------
Tax-Free Arizona Insured Fund - Class A                     6.36%         6.63%        7.18%        7.61%
Tax-Free Arizona Insured Fund - Class B                     5.52%         5.76%        6.24%        6.61%
Tax-Free Arizona Insured Fund - Class C                     5.66%         5.90%        6.39%        6.77%
Tax-Free Arizona Fund - Class A                             6.86%         7.15%        7.75%        8.21%
Tax-Free Arizona Fund - Class B                             5.90%         6.16%        6.67%        7.07%
Tax-Free Arizona Fund - Class C                             6.01%         6.27%        6.79%        7.19%

                                                                            CALIFORNIA(2)
                                                                            -------------
                                                           34.70%        37.42%       41.95%       45.22%
                                                           ------        ------       ------       ------
Tax-Free California Insured Fund - Class A                  7.52%         7.85%        8.46%        8.96%
Tax-Free California Insured Fund - Class B                  6.75%         7.05%        7.60%        8.05%
Tax-Free California Insured Fund - Class C                  6.65%         6.93%        7.48%        7.92%
Tax-Free California Fund - Class A                          8.76%         9.14%        9.85%       10.44%
Tax-Free California Fund - Class B                          7.56%         7.89%        8.51%        9.02%
Tax-Free California Fund - Class C                          7.58%         7.91%        8.53%        9.04%

                                                                             COLORADO (3)
                                                                             ------------
                                                           31.60%        34.45%       39.20%       42.62%
                                                           ------        ------       ------       ------
Tax-Free Colorado Fund - Class A                            7.40%         7.72%        8.32%        8.82%
Tax-Free Colorado Fund - Class B                            6.48%         6.76%        7.29%        7.72%
Tax-Free Colorado Fund - Class C                            6.55%         6.83%        7.37%        7.81%

                                                                                FLORIDA
                                                                                -------
                                                              28%           31%          36%        39.6%
                                                              ---           ---          ---        -----
Tax-Free Florida Insured Fund - Class A                     6.08%         6.35%        6.84%        7.25%
Tax-Free Florida Insured Fund - Class B                     5.18%         5.41%        5.83%        6.18%
Tax-Free Florida Intermediate Fund - Class A                7.75%         8.09%        8.72%        9.24%
Tax-Free Florida Intermediate Fund - Class B                6.88%         7.17%        7.73%        8.20%
Tax-Free Florida Intermediate Fund - Class C                6.83%         7.13%        7.69%        8.15%
Tax-Free Florida Fund - Class A                             6.00%         6.26%        6.75%        7.15%
Tax-Free Florida Fund - Class B                             5.28%         5.51%        5.94%        6.29%
Tax-Free Florida Fund - Class C                             5.24%         5.46%        5.89%        6.24%

                                                                               IDAHO (4 )
                                                                               ----------
                                                           33.90%        36.66%       41.25%       44.55%
                                                           ------        ------       ------       ------
Tax-Free Idaho Fund - Class A                               7.50%         7.83%        8.44%        8.95%
Tax-Free Idaho Fund - Class B                               6.79%         7.09%        7.64%        8.10%
Tax-Free Idaho Fund - Class C                               6.67%         6.96%        7.51%        7.95%


                                                                    ABSENT VOLUNTARY FEE WAIVERS
                                                                    ----------------------------

                                                                               IOWA(5)
                                                                               -------
                                                           33.32%        35.90%       40.24%       43.39%
                                                           ------        ------       ------       ------
Tax-Free Iowa Fund - Class A                                6.63%         6.90%        7.40%        7.81%
Tax-Free Iowa Fund - Class B                                5.67%         5.90%        6.33%        6.68%
Tax-Free Iowa Fund - Class C                                6.25%         6.51%        6.98%        7.37%

                                                                              KANSAS (6)
                                                                              ----------
                                                           33.58%        36.35%       40.96%       44.28%
                                                           ------        ------       ------       ------
Tax-Free Kansas Fund - Class A                              6.29%         6.57%        7.08%        7.50%
Tax-Free Kansas Fund - Class B                              5.27%         5.50%        5.93%        6.28%
Tax-Free Kansas Fund - Class C                              5.37%         5.61%        6.05%        6.41%

                                                                             MINNESOTA (7)
                                                                             -------------
                                                           34.12%        36.87%       41.44%       44.73%
                                                           ------        ------       ------       ------
Minnesota Insured Fund - Class A                            6.79%         7.08%        7.63%        8.09%
Minnesota Insured Fund - Class B                            5.78%         6.03%        6.51%        6.89%
Minnesota Insured Fund - Class C                            5.90%         6.16%        6.64%        7.04%
Tax-Free Minnesota Intermediate Fund - Class A              6.09%         6.35%        6.85%        7.26%
Tax-Free Minnesota Intermediate Fund - Class B              5.05%         5.27%        5.69%        6.03%
Tax-Free Minnesota Intermediate Fund - Class C              5.13%         5.35%        5.77%        6.12%
Tax-Free Minnesota Fund - Class A                           7.29%         7.60%        8.20%        8.69%
Tax-Free Minnesota Fund - Class B                           6.44%         6.72%        7.24%        7.67%
Tax-Free Minnesota Fund - Class C                           6.42%         6.70%        7.22%        7.65%

                                                                              MISSOURI(8)
                                                                              -----------
                                                           31.16%         33.91       38.51%       41.84%
                                                           ------         -----       ------       ------
Tax-Free Missouri Insured Fund - Class A                    6.84%         7.13%        7.66%        8.10%
Tax-Free Missouri Insured Fund - Class B                    5.94%         6.19%        6.65%        7.03%
Tax-Free Missouri Insured Fund - Class C                    5.94%         6.19%        6.65%        7.03%

                                                                            NEW MEXICO(9)
                                                                            -------------
                                                           33.69%        36.87%       41.44%       44.73%
                                                           ------        ------       ------       ------
Tax-Free New Mexico Fund - Class A                          7.27%         7.59%        8.18%        8.67%
Tax-Free New Mexico Fund - Class B                          6.30%         6.57%        7.09%        7.51%
Tax-Free New Mexico Fund - Class C                          6.91%         7.21%        7.77%        8.23%

                                                                             NEW YORK(10)
                                                                             ------------
                                                           33.13%        35.92%       40.56%       43.90%
                                                           ------        ------       ------       ------
Tax-Free New York Fund - Class A                            7.00%         7.30%        7.87%        8.34%
Tax-Free New York Fund - Class B                            6.18%         6.44%        6.95%        7.36%
Tax-Free New York Fund - Class C                            6.13%         6.40%        6.90%        7.31%



                                                                    ABSENT VOLUNTARY FEE WAIVERS
                                                                    ----------------------------

                                                                           NORTH DAKOTA(11)
                                                                           ----------------
                                                           30.72%        33.87%       39.07%       42.77%
                                                           ------        ------       ------       ------
Tax-Free North Dakota Fund - Class A                        6.70%         7.02%        7.62%        8.11%
Tax-Free North Dakota Fund - Class B                        5.95%         6.23%        6.76%        7.20%
Tax-Free North Dakota Fund - Class C                        6.54%         6.85%        7.43%        7.92%

                                                                              OREGON(12)
                                                                              ----------
                                                           34.48%        37.21%       41.76%       45.04%
                                                           ------        ------       ------       ------
Tax-Free Oregon Insured Fund - Class A                      6.67%         6.96%        7.50%        7.95%
Tax-Free Oregon Insured Fund - Class B                      5.68%         5.92%        6.39%        6.77%
Tax-Free Oregon Insured Fund - Class C                      5.69%         5.94%        6.40%        6.79%

                                                                               UTAH(13)
                                                                               --------
                                                           32.38%        35.13%       39.72%       43.04%
                                                           ------        ------       ------       ------
Tax-Free Utah Fund - Class A                                6.57%         6.84%        7.37%        7.79%
Tax-Free Utah Fund - Class B                                5.59%         5.83%        6.27%        6.64%

                                                                             WASHINGTON
                                                                             ----------
                                                              28%           31%          36%        39.6%
                                                              ---           ---          ---        -----
Tax-Free Washington Insured Fund - Class A                  6.28%         6.55%        7.06%        7.48%
Tax-Free Washington Insured Fund - Class B                  5.33%         5.57%        6.00%        6.36%
Tax-Free Washington Insured Fund - Class C                  5.42%         5.65%        6.09%        6.46%

                                                                            WISCONSIN(14)
                                                                            -------------
                                                           32.99%        35.78%       40.44%       43.79%
                                                           ------        ------       ------       ------
Tax-Free Wisconsin Fund - Class A                           6.91%         7.21%        7.77%        8.54%
Tax-Free Wisconsin Fund - Class B                           6.00%         6.26%        6.75%        7.15%
Tax-Free Wisconsin Fund - Class C                           6.31%         6.59%        7.10%        7.52%

(1) The four combined rates listed above assume, respectively, that the taxpayer is subject to (a) a 5.2% Arizona marginal rate and a 26.54% federal marginal rate, (b) a 5.2% Arizona marginal rate and a 29.39% federal marginal rate, (c) a 5.6% Arizona marginal rate and a 33.98% federal marginal rate, and (d) a 5.6%Arizona marginal rate and a 37.38% federal marginal rate.

(2) The four combined rates listed above assume, respectively, that the taxpayer is subject to a 9.3% California marginal rate and (a) a 25.4% federal marginal rate, (b) a 28.12% federal marginal rate, (c) a 32.65% federal marginal rate, and (d) a 35.92% federal marginal rate.

(3) The four combined rates listed above assume, respectively, that the taxpayer is subject to a 5% Colorado rate and (a) a 26.6% federal marginal rate, (b) a 29.45% federal marginal rate, (c) a 34.20% federal marginal rate, and (d) 37.62% federal marginal rate.

(4) The four combined rates listed above assume, respectively, that the taxpayer is subject to an 8.20% Idaho tax rate and (a) a 25.70% federal marginal rate, (b) a 28.46% federal marginal rate, (c) a 33.05% federal marginal rate, and (d) a 36.35% federal marginal rate.

(5) The four combined rates listed above assume, respectively, that the taxpayer is subject to (a) a 7.39% Iowa marginal rate and a 25.93% federal marginal rate, (b) a 7.11% Iowa marginal rate and a 28.8% federal marginal rate, (c) a 6.63% Iowa marginal rate and a 33.61% federal marginal rate, and (d) a 6.28% Iowa marginal rate and a 37.11% federal marginal rate.

(6) The four combined rates listed above assume, respectively, that the taxpayer is subject to a 7.75 Kansas marginal rate and (a) a 25.83% federal marginal rate, (b)a 28.60% federal marginal rate, (c) a 33.21% federal marginal rate, and (d) a 36.53% federal marginal rate.

(7) The four combined rates listed above assume, respectively, that the taxpayer is subject to an 8.5% Minnesota marginal rate and (a) a 25.62% federal marginal rate, (b) a 28.37% federal marginal rate, (c) a 32.94% federal marginal rate, and (d) a 36.23% federal marginal rate.

(8) The four combined rates listed above assume that the taxpayer is subject to (a) a 4.39% Missouri marginal rate and a 26.77% federal marginal rate, (b) a 4.22% Missouri marginal rate and a 29.69% federal marginal rate, (c) a 3.92% Missouri marginal rate and a 34.59% federal marginal rate, and (d) a 3.71% Missouri marginal rate and a 38.13% federal marginal rate.

(9) The four combined rates listed above assume, respectively, that the taxpayer is subject to (a) a 7.9% New Mexico marginal rate and a 25.79% federal marginal rate, (b) a 8.5% New Mexico marginal rate and a 28.37% federal marginal rate, (c) a 8.5% New Mexico marginal rate and a 32.94% federal marginal rate, and (d) a 8.5% New Mexico marginal rate and a 36.23% federal marginal rate.

(10) The four combined rates listed above assume, respectively, that the taxpayer is subject to a 7.125% New York marginal rate and (a) a 26.00% federal marginal rate, (b) a 28.79% federal marginal rate, (c) a 33.43% federal marginal rate and (d) a 36.77% federal marginal rate.

(11) The four combined rates listed above assume that the taxpayer is subject to (a) 26.94%, (b) 29.71%, (c) 34.27%% and (d) 37.52% federal marginal rates and elects to determine his or her North Dakota income tax liability as an amount equal to 14% of his or her adjusted federal income tax liability.

(12) The four combined rates listed above assume, respectively, that the taxpayer is subject to a 9% Oregon tax rate and (a) a 25.48% federal marginal rate, (b) a 28.21% federal marginal rate, (c) a 32.76% federal marginal rate, and (d) a 36.04% federal marginal rate.

(13) The four combined rates listed above assume, respectively, that the taxpayer is subject to (a) a 6.08% Utah marginal rate and a 26.30% federal marginal rate, (b) a 5.98% Utah marginal rate and a 29.15% federal marginal rate, (c) a 5.81% Utah marginal rate and a 33.91% federal marginal rate, and (d) a 5.69% Utah marginal rate and a 37.35% federal marginal rate.

(14) The four combined rates listed above assume, respectively, that the taxpayer is subject to a 6.93% Wisconsin marginal rate and (a) a 26.06% federal marginal rate, (b) a 28.85% federal marginal rate, (c) a 33.51% federal marginal rate, and (d) a 36.86% federal marginal rate.


         These yields were computed by dividing that portion of a Class' yield which is tax-exempt by one minus a stated income tax rate (in this case, a federal income tax rate of 31%) and adding the product to that portion, if any, of the yield that is not tax-exempt. In addition, a Fund may advertise a tax-equivalent yield assuming other income tax rates, when applicable.

         Investors should note that the income earned and dividends paid by a Fund will vary with the fluctuation of interest rates and performance of the portfolio. The net asset value of a Fund may change. Unlike money market funds, each Fund invests in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. Each Fund's net asset value will tend to rise when interest rates fall. Conversely, each Fund's net asset values will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in a Fund will vary from day to day and investors should consider the volatility of a Fund's net asset values as well as the yield before making a decision to invest.

         From time to time, a Fund may also quote for its Classes an actual total return and/or yield performance in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor.

         Comparative information on the Consumer Price Index may also be included. The Consumer Price Index, as prepared by the U.S Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         A Fund may also promote its Classes' total return and/or yield performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc.

         Statistical and performance information and various indices compiled and maintained by organizations such as the following may also be used in preparing exhibits comparing certain industry trends and competitive mutual fund performance to comparable activities and performances of the Funds and in illustrating general financial planning principles. From time to time, certain mutual fund performance ranking information, calculated and provided by these organizations, may also be used in the promotion of sales of the Funds. Any indices used are not managed for any investment goal.

         CDA Technologies, Inc., Lipper Analytical Services, Inc. and Morningstar, Inc. are performance evaluation services that maintain statistical performance databases, as reported by a diverse universe of independently-managed mutual funds.

         Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data including total return, capital appreciation and income on the stock market as well as other investment asset classes, and inflation. With their permission, this information will be used primarily for comparative purposes and to illustrate general financial planning principles.

         Interactive Data Corporation is a statistical access service that maintains a database of various international industry indicators, such as historical and current price/earning information, individual equity and fixed-income price and return information.

         Compustat Industrial Databases, a service of Standard & Poor's, may also be used in preparing performance and historical stock and bond market exhibits. This firm maintains fundamental databases that provide financial, statistical and market information covering more than 7,000 industrial and non-industrial companies.

         Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Funds may invest and the assumptions that were used in calculating the blended performance will be described.

         Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. Also, current rate information on municipal debt obligations of various durations, as reported daily by The Bond Buyer, may also be used. The Bond Buyer is published daily and is an industry-accepted source for current municipal bond market information.

         The total return performance for each Class will reflect the appreciation or depreciation of principal, reinvestment of income and any capital gains distributions paid during any indicated period, and, in the case of Class A Shares, the impact of the maximum front-end sales charge, if any, paid on the illustrated investment amount, annualized. Performance of Class A Shares may also be shown without reflecting the impact of any front-end sales charge. Performance of Class B Shares and Class C Shares will be calculated with both the applicable CDSC included and excluded. The results will not reflect any income taxes, if applicable, payable by shareholders on the reinvested distributions included in the calculations. The net asset values of the Funds fluctuate so shares, when redeemed, may be worth more or less than the original investment, and past performance should not be considered a guarantee of future results.

         The following tables, for purposes of illustration only, reflect the cumulative total return performance for each Class of each Fund through December 31, 1996.

                             Cumulative Total Return

Tax-Free Arizona Fund(3)
                                       Class B       Class B                  Class C      Class C
             Class A                   Shares        Shares                   Shares       Shares
             Shares                  (including    (excluding               (including   (excluding
           (at offer)                 CDSC)(2)        CDSC)                    CDSC)        CDSC)
3 months                  3 months                              3 months
ended                     ended                                 ended
12/31/96     (1.21%)      12/31/96   (1.65%)        2.35%       12/31/96       1.44%        2.44%

6 months                  6 months                              6 months
ended                     ended                                 ended
12/31/96     1.56%(4)     12/31/96    1.20%         5.20%       12/31/96       4.27%        5.27%

9 months                  9 months                              9 months
ended                     ended                                 ended
12/31/96     3.24%        12/31/96    2.80%         6.80%       12/31/96       5.72%        6.72%

1 year                    1 year                                1 year
ended                     ended                                 ended
12/31/96     1.50%        12/31/96    0.85%         4.83%       12/31/96       3.69%        4.68%

Period                    Period                                Period
3/2/95(1)                 6/29/95(1)                            5/13/95(1)
through                   through                               through
12/31/96    14.99%        12/31/96    8.96%        12.96%       12/31/96      14.56%       14.56%

(1)      Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase;
         (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.

(3)      Reflects voluntary waivers in effect during the period(s).

(4) Cumulative total return at nav for Class A Shares at December 31, 1996 was 0.00%.

                             Cumulative Total Return

Tax-Free Arizona Insured Fund

                                      Class B     Class B                    Class C      Class C
             Class A                  Shares      Shares                     Shares       Shares
             Shares                 (including  (excluding                 (including   (excluding
           (at offer)                CDSC)(2)      CDSC)                      CDSC)        CDSC)
3 months                  3 months                              3 months
ended                     ended                                 ended
12/31/96     (1.41%)(3)   12/31/96   (1.70%)(3)  2.30%(3)       12/31/96      1.30%        2.30%

6 months                  6 months                              6 months
ended                     ended                                 ended
12/31/96      1.05%(3)(4) 12/31/96    0.61%(3)   4.61%(3)       12/31/96      3.58%        4.58%

9 months                  9 months                              9 months
ended                     ended                                 ended
12/31/96      1.63%(3)    12/31/96    0.89%(3)   4.89%(3)       12/31/96      3.92%        4.92%

1 year                    1 year                                1 year
ended                     ended                                 ended
12/31/96      0.21%(3)    12/31/96   (0.66%)(3) (3.31%)(3)      12/31/96      2.17%        3.16%

                          Period                                Period
3 years                   3/10/95(1)                            5/26/94(1)
ended                     through                               through
12/31/961     0.48%(3)    12/31/96   10.03%(3)  14.03%(3)       12/31/96     18.39%(3)    18.39%(3)

5 years
ended
12/31/96     36.76%(3)

Period
4/1/91(1)
through
12/31/96     50.27%(3)

(1)      Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase;
         (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.

(3)      Reflects voluntary waivers in effect during the period(s).

(4) Cumulative total return at nav for Class A Shares at December 31, 1996 was 0.00%.

                             Cumulative Total Return

Tax-Free California Fund(3)

                                     Class B       Class B                   Class C       Class C
             Class A                 Shares        Shares                    Shares        Shares
             Shares                (including    (excluding                (including    (excluding
           (at offer)               CDSC)(2)        CDSC)                     CDSC)         CDSC)
3 months                  3 months                              3 months
ended                     ended                                 ended
12/31/96    (0.92%)       12/31/96   (1.30%)       2.70%        12/31/96      1.66%        2.66%

6 months                  6 months                              6 months
ended                     ended                                 ended
12/31/96     1.89%(4)     12/31/96    1.64%        5.64%        12/31/96      4.42%        5.42%

                                                                Period
9 months                  9 months                              4/9/96(3)
ended                     ended                                 through
12/31/96     2.49%        12/31/96    2.13%        6.13%        12/31/96      6.58%        7.58%

1 year                    1 year
ended                     ended
12/31/96     0.33%        12/31/96   (0.16%)       3.76%

Period                    Period
3/3/95(1)                 8/23/95(1)
through                   through
12/31/96    12.30%        12/31/96    9.65%       13.65%

Tax-Free California Insured Fund(3)

                                   Class B       Class B                     Class C     Class C
             Class A               Shares        Shares                      Shares       Shares
             Shares              (including    (excluding                  (including  (excluding
           (at offer)             CDSC)(2)        CDSC)                       CDSC)       CDSC)
3 months               3 months                              3 months
ended                  ended                                 ended
12/31/96    (1.16%)    12/31/96      (1.44%)       2.56%     12/31/96         1.01%       2.01%

6 months               6 months                              6 months
ended                  ended                                 ended
12/31/96     1.42%(4)  12/31/96       1.18%        5.18%     12/31/96         3.62%       4.62%

9 months               9 months                              9 months
ended                  ended                                 ended
12/31/96     1.82%     12/31/96       1.47%        5.47%     12/31/96         3.81%       4.81%

1 year                 1 year                                1 year
ended                  ended                                 ended
12/31/96    (0.23%)    12/31/96      (0.74%)       3.21%     12/31/96         1.47%       2.45%

                       Period                                Period
3 years                3/1/94(1)                             4/12/95(1)
ended                  through                               through
12/31/96     8.80%     12/31/96      10.05%       13.00%     12/31/96        10.43%      10.43%

Period
10/15/92(1)
through
12/31/96    27.52%

(1)      Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase;
         (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.

(3)      Reflects voluntary waivers in effect during the period(s).

(4) Cumulative total return at nav for Class A Shares at December 31, 1996 was 0.00% for Tax-Free California Fund and 0.00% for Tax-Free California Insured Fund.

                             Cumulative Total Return

Tax-Free Colorado Fund
                                   Class B       Class B                  Class C        Class C
             Class A               Shares        Shares                   Shares         Shares
             Shares              (including    (excluding               (including     (excluding
           (at offer)             CDSC)(2)        CDSC)                    CDSC)          CDSC)
3 months                 3 months                            3 months
ended                    ended                               ended
12/31/96    (1.57%)(3)   12/31/96   (1.89%)(3)  2.11%(3)     12/31/96     1.11%           2.11%

6 months                 6 months                            6 months
ended                    ended                               ended
12/31/96     1.18%(3)(4) 12/31/96    0.70%(3)   4.70%(3)     12/31/96     3.59%           4.59%

9 months                 9 months                            9 months
ended                    ended                               ended
12/31/96     2.00%(3)    12/31/96    1.33%(3)   5.33%(3)     12/31/96     4.29%           5.29%

1 year                   1 year                              1 year
ended                    ended                               ended
12/31/96     0.21%(3)    12/31/96   (0.72%)(3)  3.24%(3)     12/31/96     2.17%           3.16%

                         Period                              Period
3 years                  3/22/95(1)                          5/6/94(1)
ended                    through                             through
12/31/96     9.77%(3)    12/31/96    9.46%(3)  13.46%(3)     12/31/96    18.61%(3)       18.61%(3)

5 years
ended
12/31/96    37.75%(3)

Period
4/23/87(1)
through
12/31/96   106.06%(3)

(1)      Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase;
         (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.

(3)      Reflects voluntary waivers in effect during the period(s).

(4) Cumulative total return at nav for Class A Shares at December 31, 1996 was 0.00%.

                             Cumulative Total Return

Tax-Free Florida Fund(3)
                                   Class B       Class B                  Class C        Class C
             Class A               Shares        Shares                   Shares         Shares
             Shares              (including    (excluding               (including     (excluding
           (at offer)             CDSC)(2)        CDSC)                    CDSC)          CDSC)
3 months               3 months                              3 months
ended                  ended                                 ended
12/31/96    (1.27%)    12/31/96   (1.57%)        2.43%       12/31/96     1.35%           2.35%

6 months               6 months                              6 months
ended                  ended                                 ended
12/31/96     1.56%(4)  12/31/96    1.44%         5.44%       12/31/96     4.16%           5.16%

9 months               9 months                              9 months
ended                  ended                                 ended
12/31/96     2.24%     12/31/96    2.04%         6.04%       12/31/96     4.77%           5.77%

1 year                 1 year                                1 year
ended                  ended                                 ended
12/31/96    (0.18%)    12/31/96   (0.43%)        3.50%       12/31/96     1.98%           2.96%

Period                 Period                                Period
3/2/95(1)              9/15/95(1)                            4/22/95(1)
through                through                               through
12/31/96    12.32%     12/31/96    4.79%         8.79%       12/31/96    12.12%          12.12%

(1)      Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase;
         (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.

(3)      Reflects voluntary waivers in effect during the period(s).

(4) Cumulative total return at nav for Class A Shares at December 31, 1996 was 0.00%.

                             Cumulative Total Return

Tax-Free Florida Insured Fund(3)
                                   Class B       Class B
             Class A               Shares        Shares
             Shares              (including    (excluding
           (at offer)             CDSC)(2)        CDSC)
3 months               3 months
ended                  ended
12/31/96    (1.46%)    12/31/96   (1.78%)        2.22%

6 months               6 months
ended                  ended
12/31/96     1.27%(4)  12/31/96    1.07%         5.07%

9 months               9 months
ended                  ended
12/31/96     1.59%     12/31/96    1.25%         5.25%

1 year                 1 year
ended                  ended
12/31/96    (1.00%)    12/31/96   (1.53%)        2.39%

                       Period
3 years                3/11/94(1)
ended                  through
12/31/96     9.67%     12/31/96   12.30%        15.30%

Period
1/1/92(1)
through
12/31/96    37.55%

(1)      Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase;
         (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.

(3)      Reflects voluntary waivers in effect during the period(s).

(4) Cumulative total return at nav for Class A Shares at December 31, 1996 was 0.00%.

                             Cumulative Total Return

Tax-Free Florida Intermediate Fund(2)

                                   Class B       Class B                  Class C        Class C
             Class A               Shares        Shares                   Shares         Shares
             Shares              (including    (excluding               (including     (excluding
           (at offer)             CDSC)(3)        CDSC)                  CDSC)(4)         CDSC)
3 months               3 months                              3 months
ended                  ended                                 ended
12/31/96    (0.97%)    12/31/96    (0.49%)        1.51%      12/31/96     0.49%           1.49%

6 months               6 months                              6 months
ended                  ended                                 ended
12/31/96     0.55%(5)  12/31/96     0.88%         2.88%      12/31/96     1.81%           2.81%

9 months               9 months                              9 months
ended                  ended                                 ended
12/31/96     1.10%     12/31/96     1.25%         3.25%      12/31/96     2.12%           3.12%

1 year                 1 year                                1 year
ended                  ended                                 ended
12/31/96     0.47%     12/31/96     0.58%         2.56%      12/31/96     1.37%           2.36%

Period                 Period                                Period
5/1/94(1)              9/15/95(1)                            3/23/95(1)
through                through                               through
12/31/96    13.95%     12/31/96     1.76%         3.73%      12/31/96    10.50%          10.50%

(1)      Date of initial public offering.

(2)      Reflects voluntary waivers in effect during the period(s).

(3) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 2% if shares are redeemed within two years of purchase; and (ii) 1% if shares are redeemed during the third year following purchase. The above figures have been calculated using this new schedule.

(4) Beginning June 9, 1997, the CDSC applicable to Class C Shares will be 1.00% if shares are redeemed within 12 months of purchase.
         The above figures have been calculated using this new schedule.

(5) Cumulative total return at nav for Class A Shares at December 31, 1996 was 0.00%.

                             Cumulative Total Return

Tax-Free Idaho Fund(3)
                                   Class B       Class B                  Class C        Class C
             Class A               Shares        Shares                   Shares         Shares
             Shares              (including    (excluding               (including     (excluding
           (at offer)             CDSC)(2)        CDSC)                    CDSC)          CDSC)
3 months               3 months                              3 months
ended                  ended                                 ended
12/31/96    (1.20%)    12/31/96   (1.55%)        2.45%       12/31/96     1.39%           2.39%

6 months               6 months                              6 months
ended                  ended                                 ended
12/31/96     1.30%(4)  12/31/96    0.86%         4.86%       12/31/96     3.73%           4.73%

9 months               9 months                              9 months
ended                  ended                                 ended
12/31/96     2.17%     12/31/96    1.72%         5.72%       12/31/96     4.53%           5.53%

1 year                 1 year                                1 year
ended                  ended                                 ended
12/31/96     0.42%     12/31/96   (0.23%)        3.73%       12/31/96     2.48%           3.47%

Period                 Period                                Period
1/4/95(1)              3/16/95(1)                            1/11/95(1)
through                through                               through
12/31/96    18.00%     12/31/96    9.97%        13.97%       12/31/96    19.85%          19.85%


                             Cumulative Total Return

Tax-Free Iowa Fund(3)
                                   Class B       Class B                  Class C        Class C
             Class A               Shares        Shares                   Shares         Shares
             Shares              (including    (excluding               (including     (excluding
           (at offer)             CDSC)(2)        CDSC)                    CDSC)          CDSC)
3 months               3 months                              3 months
ended                  ended                                 ended
12/31/96    (1.31%)    12/31/96   (1.75%)        2.25%       12/31/96     1.23%           2.23%

6 months               6 months                              6 months
ended                  ended                                 ended
12/31/96     2.04%(4)  12/31/96    1.52%         5.52%       12/31/96     4.45%           5.45%

9 months               9 months                              9 months
ended                  ended                                 ended
12/31/96     2.59%     12/31/96    1.90%         5.90%       12/31/96     4.77%           5.77%

1 year                 1 year                                1 year
ended                  ended                                 ended
12/31/96    (1.27%)    12/31/96   (2.17%)        1.74%       12/31/96     0.57%           1.54%

                       Period                                Period
3 years                3/24/95(1)                            1/4/95(1)
ended                  through                               through
12/31/96     6.97%     12/31/96    8.53%        12.53%       12/31/96    21.52%          21.52%

Period
9/1/93(1)
through
12/31/96     9.25%

(1)   Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.

(3)   Reflects voluntary waivers in effect during the period(s).

(4) Cumulative total return at nav for Class A Shares at December 31, 1996 was 0.00% for Tax-Free Idaho Fund and 0.00% for Tax-Free Iowa Fund.

                             Cumulative Total Return

Tax-Free Kansas Fund(3)
                                   Class B       Class B                  Class C        Class C
             Class A               Shares        Shares                   Shares         Shares
             Shares              (including    (excluding               (including     (excluding
           (at offer)             CDSC)(2)        CDSC)                    CDSC)          CDSC)
3 months               3 months                              3 months
ended                  ended                                 ended
12/31/96    (1.68%)    12/31/96   (2.01%)        1.99%       12/31/96     0.98%           1.98%

6 months               6 months                              6 months
ended                  ended                                 ended
12/31/96     0.96%(4)  12/31/96    0.48%         4.48%       12/31/96     3.34%           4.34%

9 months               9 months                              9 months
ended                  ended                                 ended
12/31/96     1.83%     12/31/96    1.30%         5.30%       12/31/96     4.10%           5.10%

1 year                 1 year                                1 year
ended                  ended                                 ended
12/31/96    (0.48%)    12/31/96   (1.26%)        2.67%       12/31/96     1.52%           2.51%

                       Period                                Period
3 years                4/8/95(1)                             4/12/95(1)
ended                  through                               through
12/31/96    10.08%     12/31/96    7.69%        11.69%       12/31/96    11.02%          11.02%

Period
11/30/92(1)
through
12/31/96    26.99%


(1)   Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.

(3)   Reflects voluntary waivers in effect during the period(s).

(4) Cumulative total return at nav for Class A Shares at December 31, 1996 was 0.00%.

                             Cumulative Total Return

Tax-Free Minnesota Fund
                                    Class B      Class B                   Class C       Class C
             Class A                Shares       Shares                    Shares        Shares
             Shares               (including   (excluding                (including    (excluding
           (at offer)              CDSC)(2)       CDSC)                     CDSC)         CDSC)
3 months               3 months                              3 months
ended                  ended                                 ended
12/31/96    (1.54%)    12/31/96   (1.82%)(3)    2.18%(3)     12/31/96     1.15%           2.15%

6 months               6 months                              6 months
ended                  ended                                 ended
12/31/96     1.03%(4)  12/31/96     0.66%(3)    4.66%(3)     12/31/96     3.67%           4.67%

9 months               9 months                              9 months
ended                  ended                                 ended
12/31/96     1.51%     12/31/96     1.06%(3)    5.06%(3)     12/31/96     3.94%           4.94%

1 year                 1 year                                1 year
ended                  ended                                 ended
12/31/96    (0.54%)    12/31/96    (1.12%)(3)   2.82%(3)     12/31/96     1.65%           2.63%

                       Period                                Period
3 years                3/11/95(1)                            5/4/94(1)
ended                  through                               through
12/31/96     8.98%     12/31/96     9.06%(3)   13.06%(3)     12/31/96    16.91%          16.91%

5 years
ended
12/31/96    32.60%

10 years
ended
12/31/96    91.65%(3)

Period
2/27/84(1)
through
12/31/96    192.11%(3)

(1)   Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.

(3)   Reflects voluntary waivers in effect during the period(s).

(4) Cumulative total return at nav for Class A Shares at December 31, 1996 was 0.00%.

                             Cumulative Total Return

Minnesota Insured Fund
                                      Class B        Class B                Class C        Class C
             Class A                  Shares         Shares                 Shares         Shares
             Shares                 (including     (excluding             (including     (excluding
           (at offer)                CDSC)(2)         CDSC)                  CDSC)          CDSC)
3 months                 3 months                               3 months
ended                    ended                                  ended
12/31/96    (1.40%)      12/31/96   (1.79%)(3)   2.21%(3)       12/31/96     1.30%          2.30%

6 months                 6 months                               6 months
ended                    ended                                  ended
12/31/96     0.88%(4)    12/31/96    0.33%(3)    4.33%(3)       12/31/96     1.30%          2.30%

9 months                 9 months                               9 months
ended                    ended                                  ended
12/31/96     1.35%       12/31/96    0.64%(3)    4.64%(3)       12/31/96     3.67%          4.67%

1 year                   1 year                                 1 year
ended                    ended                                  ended
12/31/96    (0.17%)      12/31/96   (0.94%)(3)   3.01%(3)       12/31/96     1.98%          2.96%

                         Period                                 Period
3 years                  3/7/95(1)                              5/4/94(1)
ended                    through                                through
12/31/96     8.11%(3)    2/31/96     8.90%(3)   12.90%(3)       12/31/96    16.33%(3)      16.33%(3)

5 years
ended
12/31/96    33.60%(3)

Period
5/1/87(1)
through
12/31/96    94.61%(3)

(1)   Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.

(3)   Reflects voluntary waivers in effect during the period(s).

(4) Cumulative total return at nav for Class A Shares at December 31, 1996 was 0.00%.

                             Cumulative Total Return

Tax-Free Minnesota Intermediate Fund

                                    Class B      Class B                   Class C       Class C
             Class A                Shares       Shares                    Shares        Shares
             Shares               (including   (excluding                (including    (excluding
           (at offer)              CDSC)(3)       CDSC)                   CDSC)(4)        CDSC)
3 months               3 months                              3 months
ended                  ended                                 ended
12/31/96    (1.00%)    12/31/96    (0.36%)(2)   1.64%(2)     12/31/96     0.64%           1.64%

6 months               6 months                              6 months
ended                  ended                                 ended
12/31/96     0.47%(5)  12/31/96     0.89%(2)    2.89%(2)     12/31/96     1.97%           2.97%

9 months               9 months                              9 months
ended                  ended                                 ended
12/31/96     0.73%     12/31/96     0.99%(2)    2.99%(2)     12/31/96     1.92%           2.92%

1 year                 1 year                                1 year
ended                  ended                                 ended
12/31/96     0.64%     12/31/96     0.74%(2)    2.72%(2)     12/31/96     1.69%           2.67%

                       Period                                Period
3 years                8/15/95(1)                            5/4/94(1)
ended                  through                               through
12/31/96     9.51%(2)  12/31/96     4.08%(2)    6.08%(2)     12/31/96    13.11%(2)       13.11%(2)

5 years
ended
12/31/96    26.03%(2)

10 years
ended
12/31/96    69.87%(2)

Period
10/27/85(1)
through
12/31/96    90.37%(2)

(1)   Date of initial public offering.

(2)   Reflects voluntary waivers in effect during the period(s).

(3) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 2% if shares are redeemed within two years of purchase; and
      (ii) 1% if shares are redeemed during the third year following purchase. The above figures have been calculated using this new schedule.

(4) Beginning June 9, 1997, the CDSC applicable to Class C Shares will be 1.00% if shares are redeemed within 12 months of purchase.
      The above figures have been calculated using this new schedule.

(5) Cumulative total return at nav for Class A Shares at December 31, 1996 was 0.00%.

                             Cumulative Total Return

Tax-Free Missouri Insured Fund(3)
                                   Class B       Class B                  Class C        Class C
             Class A               Shares        Shares                   Shares         Shares
             Shares              (including    (excluding               (including     (excluding
           (at offer)             CDSC)(2)        CDSC)                    CDSC)          CDSC)
3 months               3 months                              3 months
ended                  ended                                 ended
12/31/96    (1.37%)    12/31/96    (1.67%)        2.33%      12/31/96     1.28%           2.28%

6 months               6 months                              6 months
ended                  ended                                 ended
12/31/96     1.41%(4)  12/31/96     1.01%         5.01%      12/31/96     3.78%           4.78%

9 months               9 months                              9 months
ended                  ended                                 ended
12/31/96     1.80%     12/31/96     1.46%         5.46%      12/31/96     4.13%           5.13%

1 year                 1 year                                1 year
ended                  ended                                 ended
12/31/96    (0.48%)    12/31/96    (1.02%)        2.92%      12/31/96     1.48%           2.46%

                       Period                                Period
3 years                3/12/94(1)                            11/11/95(1)
ended                  through                               through
12/31/96     8.64%     12/31/96    11.96%        14.96%      12/31/96     4.73%           4.73%

Period
11/2/92(1)
through
12/31/96    25.55%

(1)   Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.

(3)   Reflects voluntary waivers in effect during the period(s).

(4) Cumulative total return at nav for Class A Shares at December 31, 1996 was 0.00%.

                             Cumulative Total Return

Tax-Free New Mexico Fund(3)
                                   Class B       Class B                  Class C        Class C
             Class A               Shares        Shares                   Shares         Shares
             Shares              (including    (excluding               (including     (excluding
           (at offer)             CDSC)(2)        CDSC)                    CDSC)          CDSC)
3 months               3 months                              3 months
ended                  ended                                 ended
12/31/96    (1.62%)    12/31/96    (1.94%)        2.06%      12/31/96     1.04%           2.04%

6 months               6 months                              6 months
ended                  ended                                 ended
12/31/96     1.17%(4)  12/31/96     0.63%         4.63%      12/31/96     3.65%           4.65%

                                                             Period
9 months               9 months                              5/7/96(1)
ended                  ended                                 through
12/31/96     2.14%     12/31/96     1.56%         5.56%      12/31/96     5.30%           6.30%


1 year                 1 year
ended                  ended
12/31/96     0.25%     12/31/96    (0.59%)        3.37%

                       Period
3 years                3/3/94(1)
ended                  through
12/31/96    11.65%     12/31/96    11.51%        14.51%

Period
10/5/92(1)
through
12/31/96    29.92%

(1)   Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.

(3)   Reflects voluntary waivers in effect during the period(s).

(4) Cumulative total return at nav for Class A Shares at December 31, 1996 was 0.00%.

                             Cumulative Total Return

Tax-Free New York Fund(3)
                                   Class B       Class B                  Class C        Class C
             Class A               Shares        Shares                   Shares         Shares
             Shares              (including    (excluding               (including     (excluding
           (at offer)             CDSC)(2)        CDSC)                    CDSC)          CDSC)
3 months               3 months                              3 months
ended                  ended                                 ended
12/31/96    (2.61%)    12/31/96    (3.04%)         0.94%     12/31/96    (0.05%)          0.95%

6 months               6 months                              6 months
ended                  ended                                 ended
12/31/96    (0.97%)(4) 12/31/96    (1.59%)         2.41%     12/31/96     1.42%           2.42%

9 months               9 months                              9 months
ended                  ended                                 ended
12/31/96    (0.37%)    12/31/96    (1.23%)         2.74%     12/31/96     1.75%           2.75%

1 year                 1 year                                1 year
ended                  ended                                 ended
12/31/96    (1.40%)    12/31/96    (2.46%)         1.42%     12/31/96     0.46%           1.43%

                       Period                                Period
3 years                11/14/94(1)                           4/26/95(1)
ended                  through                               through
12/31/96     6.45%     12/31/96    10.93%         13.93%     12/31/96     6.79%           6.79%

5 years
ended
12/31/96    29.75%

Period
11/6/87(1)
through
12/31/96    87.64%

(1)   Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.

(3)   Reflects voluntary waivers in effect during the period(s).

(4) Cumulative total return at nav for Class A Shares at December 31, 1996 was 0.00%.

                             Cumulative Total Return

Tax-Free North Dakota Fund
                                    Class B      Class B                  Class C        Class C
             Class A                Shares       Shares                   Shares         Shares
             Shares               (including   (excluding               (including     (excluding
           (at offer)              CDSC)(2)       CDSC)                    CDSC)          CDSC)
3 months                 3 months                            3 months
ended                    ended                               ended
12/31/96    (1.61%)(3)   12/31/96   (1.88%)(3)   2.12%(3)    12/31/96     1.01%           2.01%

6 months                 6 months                            6 months
ended                    ended                               ended
12/31/96     0.79%(3)(4) 12/31/96    0.43%(3)    4.43%(3)    12/31/96     3.10%           4.10%

9 months                 9 months                            9 months
ended                    ended                               ended
12/31/96     1.46%(3)    12/31/96    1.08%(3)    5.08%(3)    12/31/96     3.74%           4.74%

1 year                   1 year                              1 year
ended                    ended                               ended
12/31/96    (0.04%)(3)   12/31/96   (0.58%)(3)   3.38%(3)    12/31/96     1.82%           2.80%

                         Period                              Period
3 years                  5/10/94(1)                          7/29/95(1)
ended                    through                             through
12/31/96     11.37%(3)   12/31/961   8.27%(3)   21.27%(3)    12/31/96     9.46%(3)        9.46%(3)

5 years
ended
12/31/96     35.86%(3)

Period
4/1/91(1)
through
12/31/96     48.30%(3)

(1)   Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.

(3)   Reflects voluntary waivers in effect during the period(s).

(4) Cumulative total return at nav for Class A Shares at December 31, 1996 was 0.00%.

                             Cumulative Total Return

Tax-Free Oregon Insured Fund(3)
                                   Class B       Class B                  Class C        Class C
             Class A               Shares        Shares                   Shares         Shares
             Shares              (including    (excluding               (including     (excluding
           (at offer)             CDSC)(2)        CDSC)                    CDSC)          CDSC)
3 months               3 months                              3 months
ended                  ended                                 ended
12/31/96    (1.59%)    12/31/96    (1.90%)        2.10%      12/31/96     1.15%           2.15%

6 months               6 months                              6 months
ended                  ended                                 ended
12/31/96     1.45%(4)  12/31/96     1.06%         5.06%      12/31/96     3.94%           4.94%

9 months               9 months                              9 months
ended                  ended                                 ended
12/31/96     1.67%     12/31/96     1.24%         5.24%      12/31/96     4.12%           5.12%

1 year                 1 year                                1 year
ended                  ended                                 ended
12/31/96    (0.72%)    12/31/96    (1.33%)        2.60%      12/31/96     1.38%           2.36%

                       Period                                Period
3 years                3/12/94(1)                            7/7/95(1)
ended                  through                               through
12/31/96     8.83%     12/31/96    10.94%        13.94%      12/31/96     8.87%           8.87%

Period
8/1/93(1)
through
12/31/96    13.23%

(1)   Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.

(3)   Reflects voluntary waivers in effect during the period(s).

(4) Cumulative total return at nav for Class A Shares at December 31, 1996 was 0.00%.

                             Cumulative Total Return

Tax-Free Utah Fund(3)
                                   Class B       Class B
             Class A               Shares        Shares
             Shares              (including    (excluding
           (at offer)             CDSC)(2)        CDSC)
3 months               3 months
ended                  ended
12/31/96    (1.57%)    12/31/96    (2.01%)        1.99%

6 months               6 months
ended                  ended
12/31/96     0.71%(4)  12/31/96     0.09%         4.09%

9 months               9 months
ended                  ended
12/31/96     1.25%     12/31/96     0.54%         4.54%

1 year                 1 year
ended                  ended
12/31/96    (0.54%)    12/31/96    (1.47%)        2.45%

                       Period
3 years                5/27/95(1)
ended                  through
12/31/96    10.88%     12/31/96     5.23%         9.23%

Period
10/5/92(1)
through
12/31/96    32.39%

(1)   Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.

(3)   Reflects voluntary waivers in effect during the period(s).

(4) Cumulative total return at nav for Class A Shares at December 31, 1996 was 0.00%.

                             Cumulative Total Return

Tax-Free Washington Insured Fund(3)

                                   Class B       Class B                  Class C        Class C
             Class A               Shares        Shares                   Shares         Shares
             Shares              (including    (excluding               (including     (excluding
           (at offer)             CDSC)(2)        CDSC)                    CDSC)          CDSC)
3 months               3 months                              3 months
ended                  ended                                 ended
12/31/96    (1.50%)    12/31/96    (1.83%)        2.18%      12/31/96     1.25%           2.25%

6 months               6 months                              6 months
ended                  ended                                 ended
12/31/96     1.34%(4)  12/31/96     0.99%         4.99%      12/31/96     3.92%           4.92%

9 months               9 months                              9 months
ended                  ended                                 ended
12/31/96     2.18%     12/31/96     1.55%         5.55%      12/31/96     4.42%           5.42%

1 year                 1 year                                1 year
ended                  ended                                 ended
12/31/96     0.03%     12/31/96    (0.65%)        3.31%      12/31/96     2.11%           3.10%

                       Period                                Period
3 years                10/24/95(1)                           4/21/95(1)
ended                  through                               through
12/31/96    10.97%     12/31/96     2.73%         6.73%      12/31/96    11.51%          11.51%

Period
8/1/93(1)
through
12/31/96    19.99%

(1)   Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.

(3)   Reflects voluntary waivers in effect during the period(s).

(4) Cumulative total return at nav for Class A Shares at December 31, 1996 was 0.00%.

                             Cumulative Total Return

Tax-Free Wisconsin Fund(3)
                                   Class B       Class B                  Class C        Class C
             Class A               Shares        Shares                   Shares         Shares
             Shares              (including    (excluding               (including     (excluding
           (at offer)             CDSC)(2)        CDSC)                    CDSC)          CDSC)
3 months               3 months                              3 months
ended                  ended                                 ended
12/31/96    (1.26%)    12/31/96     (1.69%)       2.31%      12/31/96     1.28%           2.28%

6 months               6 months                              6 months
ended                  ended                                 ended
12/31/96     0.88%(4)  12/31/96      0.41%        4.41%      12/31/96     3.43%           4.43%

9 months               9 months                              9 months
ended                  ended                                 ended
12/31/96     1.37%     12/31/96      0.74%        4.74%      12/31/96     3.70%           4.70%

1 year                 1 year                                1 year
ended                  ended                                 ended
12/31/96    (0.40%)    12/31/96     (1.11%)       2.83%      12/31/96     1.74%           2.72%

                       Period                                Period
3 years                4/22/95(1)                            3/28/95(1)
ended                  through                               through
12/31/96     7.50%     12/31/96      6.12%       10.12%      12/31/96    11.02%          11.02%

Period
9/1/93(1)
through
12/31/96     9.72%

(1)   Date of initial public offering.

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.

(3)   Reflects voluntary waivers in effect during the period(s).

(4) Cumulative total return at nav for Class A Shares at December 31, 1996 was 0.00%.

      Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Funds and other mutual funds in the Delaware Group, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the Funds', and other Delaware Group funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager, including the number of such clients serviced by the Manager.

Dollar-Cost Averaging
      For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

      Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of high fund share prices. Delaware Group offers three services -- Automatic Investing Plan, Direct Deposit Purchase Plan and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer Direct Deposit Purchase Plan and Automatic Investing Plan under Investment Plans and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

      The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                                    Number
                              Investment        Price Per          of Shares
                                Amount            Share            Purchased

              Month 1            $100            $10.00               10
              Month 2            $100            $12.50                8
              Month 3            $100            $ 5.00               20
              Month 4            $100            $10.00               10
              --------------------------------------------------------------
                                 $400            $37.50               48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of the Funds.

The Power of Compounding
         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding and the following chart illustrates just how powerful it can be.

Compounded Returns
         Results of various assumed fixed rates of return on a $10,000 investment compounded monthly tax-free for 10 years:

                                4% Rate of Return          6% Rate of Return           8% Rate of Return
                                -----------------          -----------------           -----------------

                1 Year               $10,407                    $10,617                     $10,830
                2 Years              $10,831                    $11,272                     $11,729
                3 Years              $11,273                    $11,967                     $12,702
                4 Years              $11,732                    $12,705                     $13,757
                5 Years              $12,210                    $13,488                     $14,898
                6 Years              $12,707                    $14,320                     $16,135
                7 Years              $13,225                    $15,203                     $17,474
                8 Years              $13,764                    $16,141                     $18,924
                9 Years              $14,325                    $17,137                     $20,495
               10 Years              $14,908                    $18,194                     $22,196

         These figures are calculated assuming a fixed constant investment return and assume no fluctuation in the value of principal. These figures, which do not reflect payment of any sales charges, are not intended to be a projection of investment results and do not reflect the actual performance results of any of the Classes.

TRADING PRACTICES AND BROKERAGE

         Banks, brokers or dealers are selected to execute transactions on behalf of a Fund for the purchase or sale of portfolio securities on the basis of the Manager's judgment of their professional capability to provide the service. The primary consideration is to have banks, brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. In nearly all instances, trades are made on a net basis where a Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

         During the fiscal years ended December 31, 1994, 1995 and 1996, no brokerage commissions were paid by the Funds.

         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended December 31, 1996, there were no portfolio transactions of any Fund resulting in brokerage commissions directed to brokers for brokerage and research services.

         As provided in the Securities Exchange Act of 1934 and the Investment Management Agreement for each Fund, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Funds believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Funds and to other funds in the Delaware Group. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, the Funds may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Group of funds such as custodian fees, and may, at the request of the Distributor, give consideration to sales of such funds' shares as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Portfolio Turnover
         Each Fund anticipates that its portfolio turnover rate will generally be less than 100%. However, a Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover for a Fund, such a turnover always being incidental to transactions undertaken with a view to achieving each Fund's investment objective in relation to anticipated movements in the general level of interest rates. In investing for liberal current income, a Fund may hold securities for any period of time, subject to complying with the Internal Revenue Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. To that extent, the Fund may realize gains or losses. See Taxes. The turnover rate also may be affected by cash requirements for redemptions and repurchases of Fund shares.

         The portfolio turnover rate of each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         The portfolio turnover rates for each Fund for the past two fiscal years were as follows:

Fund                                        1995              1996

Tax-Free Arizona Insured Fund               42.96%            42.76%
Tax-Free Arizona Fund                       38.05(1)          70.14
Tax-Free California Insured Fund           107.45             54.52
Tax-Free California Fund                    39.51(1)           7.87
Tax-Free Colorado Fund                      82.83             40.35
Tax-Free Florida Intermediate Fund          27.76             63.06
Tax-Free Florida Insured Fund              101.48             57.18
Tax-Free Florida Fund                       63.52(1)          70.17
Tax-Free Idaho Fund                         41.97(1)          34.68
Tax-Free Iowa Fund                          21.67             14.56
Tax-Free Kansas Fund                        19.71             56.77
Tax-Free Minnesota Intermediate Fund        40.28             28.18
Minnesota Insured Fund                      53.72             14.04
Tax-Free Minnesota Fund                     50.84             27.67
Tax-Free Missouri Insured Fund              31.69             28.26
Tax-Free New Mexico Fund                    55.72             42.12
Tax-Free New York Fund                      10.00(2)           5.00(3)
Tax-Free North Dakota Fund                  45.34             57.50
Tax-Free Oregon Insured Fund                41.08             39.54
Tax-Free Utah Fund                          35.28             39.58
Tax-Free Washington Insured Fund            50.54             33.30
Tax-Free Wisconsin Fund                     38.54             12.10

-----
(1) Annualized.
(2) For the year October 1, 1994 through September 30, 1995.
(3) For the period October 1, 1996 through December 31, 1996. For the period October 1, 1995 through September 30, 1996, the portfolio turnover rate was 12.00%.

PURCHASING SHARES

         The Distributor serves as the national distributor for each Fund's shares and has agreed to use its best efforts to sell shares of each Fund. See the Prospectus for additional information on how to invest. Shares of each Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting a Fund or the Distributor.

         The minimum initial investment generally is $1,000 for each Class of each Fund. Subsequent purchases generally must be at least $100. The initial and subsequent minimum investments for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Group fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Group Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. A Fund will reject any purchase order of more than $250,000 of Class B Shares and $1,000,000 or more for Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more of Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers have the responsibility of transmitting orders promptly. The Fund reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in such Fund's best interest.

         The NASD has adopted Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

         Class A Shares of Tax-Free Funds and Insured Funds are purchased at the offering price which reflects a maximum front-end sales charge of 3.75%. Class A Shares of Tax-Free Intermediate Funds are also purchased at the offering price which reflects a maximum front-end sales charge of 2.75%. Lower sales charges apply for larger purchases. See the tables below. Class A Shares are also subject to annual 12b-1 Plan expenses. See Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1.

         Class B Shares of Tax-Free Funds and Insured Funds are purchased at net asset value and are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Shares of such Funds are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase.

         Class B Shares of Tax-Free Intermediate Funds are purchased at net asset value and are subject to a CDSC of: (i) 2% if shares are redeemed within two years of purchase; and (ii) 1% if shares are redeemed during the third year following purchase. Shares of such Funds are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against the Class B Shares for approximately five years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares in the Prospectus.

         Class C Shares of each Fund are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         See Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1 in this Part B.

         Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by the Funds for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Funds for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements
         The alternative purchase arrangements of Class A, Class B and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.25% of the average daily net assets of Class A Shares, or to purchase either Class B Shares or Class C Shares and have the entire initial purchase amount invested in a Fund with the investment thereafter subject to a CDSC and annual 12b-1 expenses. Class B Shares of Tax-Free Funds and Insured Funds are subject to a CDSC if the shares are redeemed within six years of purchase. Class B Shares of Tax-Free Intermediate Funds are subject to a CDSC if the shares are redeemed within three years of purchase. Class C Shares of each Fund are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Shares of USA B Class and Insured B Class will automatically convert to Class A Shares of the respective Fund at the end of approximately eight years after purchase and shares of Intermediate B Class will automatically convert to the Class A Shares of this Fund at the end of approximately five years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another class.

Class A Shares
         Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the accompanying table, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.




                                   Tax-Free Funds and Insured Funds+
-------------------------------------------------------------------------------------------------------------------

                                                                                                        Dealer's
                                                                                                        Commission***
                                                     Front-End Sales Charge as % of                     as % of
Amount of Purchase                                   Offering                                           Offering
                                                       Price                Amount Invested              Price
-------------------------------------------------------------------------------------------------------------------
Less than $100,000                                     3.75%                    0.00%**                  3.25%
$100,000 but less than $250,000                        3.00                     0.00**                   2.50
$250,000 but less than $500,000                        2.50                     0.00**                   2.00
$500,000 but less than $1,000,000*                     2.00                     0.00**                   1.75
-------------------------------------------------------------------------------------------------------------------


                                                    Intermediate Funds++
-------------------------------------------------------------------------------------------------------------------

                                                                                                        Dealer's
                                                                                                        Commission***
                                                     Front-End Sales Charge as % of                     as % of
Amount of Purchase                                   Offering                                           Offering
                                                       Price                Amount Invested              Price
-------------------------------------------------------------------------------------------------------------------

Less than $100,000                                     2.75%                    0.00%**                  2.35%
$100,000 but less than $250,000                        2.00                     0.00**                   1.75
$250,000 but less than $500,000                        1.00                     0.00**                   0.75
$500,000 but less than $1,000,000*                     1.00                     0.00**                   0.75
-------------------------------------------------------------------------------------------------------------------


  * There is no front-end sales charge on purchases of Class A shares of $1 million or more but, under certain limited circumstances, a 1% limited contingent deferred sales charge may apply upon redemption of such shares.

 ** The front-end sales charge as a percentage of the amount invested is based on the net asset value per share of the respective Class A shares as of the end of the most recent fiscal year. Those amounts are as follows:

                                                     Offering Price                                              Offering Price
                                         3.75%  3.00%    2.50%    2.00%                                       2.75%  2.00%   1.00%
                                        ---------------------------------                                     ---------------------
                                                Amount Invested                                                     Amount Invested
                                        ---------------------------------                                     ---------------------
         Tax-Free Arizona               3.93%   3.08%    2.52%    2.06%     Tax-Free Arizona Intermediate      2.80%  2.00%   1.00%
         Tax-Free Arizona Insured       3.89    3.07     2.53     2.08      Tax-Free California Intermediate   2.80   2.00    1.00
         Tax-Free California            3.93    3.07     2.59     2.01      Tax-Free Colorado Intermediate     2.80   2.00    1.00
         Tax-Free California Insured    3.90    3.05     2.57     2.00      Tax-Free Florida Intermediate      2.78   2.01    1.05
         Tax-Free Colorado              3.90    3.06     2.60     2.04      Tax-Free Minnesota Intermediate    2.82   2.00    1.00
         Tax-Free Colorado Insured      3.90    3.10     2.60     2.00
         Tax-Free Florida               3.90    3.14     2.57     2.00
         Tax-Free Florida Insured       3.92    3.08     2.52     2.05
         Tax-Free Idaho                 3.94    3.12     2.57     2.02
         Tax-Free Iowa                  3.85    3.12     2.60     2.08
         Tax-Free Kansas                3.88    3.13     2.56     2.08
         Tax-Free Minnesota             3.87    3.06     2.58     2.02
         Minnesota Insured              3.87    3.02     2.55     2.08
         Tax-Free Missouri Insured      3.86    3.09     2.60     2.03
         Tax-Free New Mexico            3.89    3.06     2.59     2.04
         Tax-Free New York Fund         3.93    3.09     2.53     2.06
         Tax-Free North Dakota          3.86    3.13     2.57     2.02
         Tax-Free Oregon Insured        3.85    3.14     2.53     2.03
         Tax-Free Washington Insured    3.88    3.11     2.52     2.04
         Tax-Free Wisconsin             3.94    3.11     2.59     2.07
         Tax-Free Utah                  3.87    3.14     2.58     2.03

--------------------------------------------------------------------------------
*** Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

+ Tax-Free Funds and Insured Funds: Tax-Free Arizona, Tax-Free Arizona Insured, Tax-Free California, Tax-Free California Insured, Tax-Free Colorado, Colorado Insured Tax-Free Florida, Tax-Free Florida

     Insured, Free, Tax-Free Idaho, Tax-Free Iowa, Tax-Free Kansas, Tax-Free Minnesota, Minnesota Insured, Tax-Free Missouri Insured, Tax-Free New Mexico, Tax-Free New York Fund, Tax-Free North Dakota, Tax-Free Oregon Insured, Tax-Free Washington Insured, Tax-Free Wisconsin and Tax-Free Utah.

++ Tax-Free Intermediate Funds: Tax-Free Arizona Intermediate, Tax-Free California Intermediate, Tax-Free Colorado Intermediate, Tax-Free Florida Intermediate and Tax-Free Minnesota Intermediate.

--------------------------------------------------------------------------------

     A Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by such Fund. Such reduced front-end sales charges are not retroactive.

     From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional commission of up to 0.15% of the offering price. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

--------------------------------------------------------------------------------

         Certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional commission of up to 0.15% of the offering price in connection with the sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws.

Dealer's Commission
         For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected in accordance with the following schedules:


Tax-Free Funds and Insured Funds

                                                             Dealer's Commission
                                                             -------------------
                                                             (as a percentage of
         Amount of Purchase                                    amount purchased)
         ------------------

         Up to $2 million                                          1.00%
         Next $1 million up to $3 million                          0.75
         Next $2 million up to $5 million                          0.50
         Amount over $5 million                                    0.25

Tax-Free Intermediate Funds

                                                             Dealer's Commission
                                                             -------------------
                                                             (as a percentage of
         Amount of Purchase                                    amount purchased)
         ------------------

         Up to $2 million                                            0.50%
         Next $1 million up to $3 million                            0.50
         Next $2 million up to $5 million                            0.40
         Amount over $5 million                                      0.20

         In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Prospectus) applies may be aggregated with those of Class A Shares of a Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within prescribed periods after purchase may be subject to a CDSC imposed at the rates and within the time periods set forth below, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemption of shares acquired through the reinvestment of dividends or capital gains distributions. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares under Redemption and Exchange in the Prospectus for a list of the instances in which the CDSC is waived.

         The following table sets forth the rates of the CDSC for the Class B Shares of Tax-Free Funds and Insured Funds:

                                                  Contingent Deferred
                                                  Sales Charge (as a
                                                  Percentage of
                                                  Dollar Amount
Year After Purchase Made                          Subject to Charge)
------------------------                          ------------------

         0-2                                         4%
         3-4                                         3%
         5                                           2%
         6                                           1%
         7 and thereafter                            None

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares of Tax-Free Funds and Insured Funds will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares, above. Investors are reminded that the Class A Shares into which the Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets of such shares.

         The following table sets forth the rates of the CDSC for the Class B Shares of Tax-Free Intermediate Funds:

                                                     Contingent Deferred
                                                     Sales Charge (as a
                                                     Percentage of
                                                     Dollar Amount
Year After Purchase Made                             Subject to Charge)
------------------------                             ------------------

         0-2                                            2%
         3                                              1%
         4 and thereafter                               None

During the fourth year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares of Tax-Free Intermediate Funds will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares above. Investors are reminded that the Class A Shares into which the Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets representing such shares.

Plans Under Rule 12b-1
         Pursuant to Rule 12b-1 under the 1940 Act, each of the Class A Shares, Class B Shares and Class C Shares of the Funds have a separate distribution plan under Rule 12b-1 (the "Plans"). Each Plan permits the relevant Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies.

         The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of the respective Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of the shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to the Class B and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, each Fund may make payments out of the assets of the respective Class A, Class B and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such Classes.

         The maximum aggregate fee payable by a Fund under its Plans, and each Fund's Distribution Agreement, is on an annual basis, up to 0.25% of average daily net assets of the Class A Shares, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year. Each Fund's Board of Directors or Trustees may reduce these amounts at any time. The Distributor has agreed to waive these distribution fees to the extent such fee for any day exceeds the net investment income realized by the Classes for such day.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from such Classes. Subject to seeking best price and execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreements, as amended, have been approved by the Board of Directors or Trustees of the Funds, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Directors or Trustees in the same manner as specified above.

         Each year, the directors or trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares of each Fund and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class. The Plans and the Distribution Agreements, as amended, may be terminated with respect to a Class at any time without penalty by a majority of those directors or trustees who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those directors or trustees who are not "interested persons." With respect to each Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the respective Class B Shares. Also, any other material amendment to the Plans must be approved by a majority vote of the directors including a majority of the noninterested directors of the Funds having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of the Funds must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.

         For the fiscal years (or portions thereof, as indicated) ended December 31, 1996, 1995, and 1994, Rule 12b-1 fees and the amount waived, if any, for each Fund are set forth below:

                                               1996                           1995                          1994
                                         ------------------             -----------------             ----------------
                                         12b-1       Amount             12b-1      Amount             12b-1     Amount
                                          Fee        Waived              Fee       Waived              Fee      Waived
                                         -----       ------             -----      ------             -----     ------
Tax-Free Arizona Insured Fund
     Class A                           $551,781    $290,833         $608,790       $582,768       $648,615     $493,491
     Class B                             25,838      $2,956            7,062          1,807            N/A          N/A
     Class C                              5,529           0            4,263            561          1,609          333
Tax-Free Arizona Fund
     Class A                             21,058           0            6,184              0            N/A          N/A
     Class B                             26,502       2,854            3,765            975            N/A          N/A
     Class C                                240           0              121              0            N/A          N/A
Tax-Free California Insured Fund
     12/31/95 - Class A                  79,903           0           80,709         23,803         11,176        8,495
     12/31/95 - Class B                  63,807      22,641           44,275         17,904          2,774        1,260
     12/31/95 - Class C                     799           0            1,792              0            N/A          N/A
     10/31/94 - Class A                     N/A         N/A              N/A            N/A         54,720       44,074
     10/31/94 - Class B                     N/A         N/A              N/A            N/A          4,534        1,869
     10/31/94 - Class C                     N/A         N/A              N/A            N/A            N/A          N/A
Tax-Free California Fund
     Class A                              2,820           0            2,145              0            N/A          N/A
     Class B                              3,054         811              390            177            N/A          N/A
     Class C                                418           0              N/A            N/A            N/A          N/A
Tax-Free Colorado Fund
     Class A                            922,540     499,145          969,424        642,447        265,096      265,096
     Class B                             26,004       1,726            5,460          1,113            N/A          N/A
     Class C                             14,080           0            7.874              0          2,161           14
Tax-Free Florida Intermediate Fund
     Class A                              5,390       4,315            1,536          1,389            602          602
     Class B                              6,567       1,102              120             30            N/A          N/A
     Class C                                539           0              402              0            N/A          N/A
Tax-Free Florida Insured Fund
     12/31/95 - Class A                 529,135     469,011          611,873        595,950        101,760      101,760
     12/31/95 - Class B                  30,245      14,311           22,840         13,701          2,101        1,265
     10/31/94 - Class A                     N/A         N/A              N/A            N/A        739,775      739,775
     10/31/94 - Class B                     N/A         N/A              N/A            N/A          4,452        1,761

                                       74


                                               1996                           1995                          1994
                                         ------------------             -----------------             ----------------
                                         12b-1       Amount             12b-1      Amount             12b-1     Amount
                                          Fee        Waived              Fee       Waived              Fee      Waived
                                         -----       ------             -----      ------             -----     ------
Tax-Free Florida Fund
Class A                                  12,611           0             5,427           0             N/A        N/A
Class B                                   9,331       3,755               195          99             N/A        N/A
Class C                                      98           0                48           0             N/A        N/A
Tax-Free Idaho Fund
Class A                                  54,123           0            16,620       3,224             N/A        N/A
Class B                                  37,996       9,559             6,034       1,549             N/A        N/A
Class C                                   8,416           0             4,499          93             N/A        N/A


                                       75


                                               1996                           1995                          1994
                                         ------------------             -----------------             ----------------
                                         12b-1       Amount             12b-1      Amount             12b-1     Amount
                                          Fee        Waived              Fee       Waived              Fee      Waived
                                         -----       ------             -----      ------             -----     ------
Tax-Free Iowa Fund
     12/31/95 - Class A                 103,980      55,582           95,497         86,503         28,296       28,296
     12/31/95 - Class B                  12,291       2,296            2,753            704            N/A          N/A
     12/31/95 - Class C                   6,075         301            2,373              0            N/A          N/A
     8/31/94 - Class A                      N/A         N/A              N/A            N/A         63,681       63,681
Tax-Free Kansas Fund
     12/31/95 -  Class A                 25,773      13,777           23,138         19,960          2,775        2,775
     12/31/95 - Class B                  16,667       2,342            2,445            601            N/A          N/A
     12/31/95 - Class C                     580           0              136              0            N/A          N/A
     10/31/94 -  Class A                    N/A         N/A              N/A            N/A         11,078       11,078
Tax-Free Minnesota Intermediate Fund
     12/31/95 - Class A                 172,919           0          185,286              0        171,101            0
     12/31/95 - Class B                   2,048         124               83             21            N/A          N/A
     12/31/95 - Class C                   8,875           0            5,099              0          1,385            0
     2/28/94 - Class A                      N/A         N/A              N/A            N/A         31,163            0
     2/28/94 - Class C                      N/A         N/A              N/A            N/A            N/A          N/A
Minnesota Insured Fund
     Class A                            736,300           0          759,866        126,114        778,913      119,759
     Class B                             58,570       6,996           19,425          5,515            N/A          N/A
     Class C                             32,890           0           25,345            453          6,399            0
Tax-Free Minnesota Fund
     Class A                          1,093,043           0        1,108,235              0      1,118,958            0
     Class B                             45,609       8,024            8,871          2,274            N/A          N/A
     Class C                             27,693           0           17,906              0          4,020            0
Tax-Free Missouri Insured Fund
     12/31/95 - Class A                 123,099      75,641          113,879        103,135         15,539       15,539
     12/31/95 - Class B                  86,717      28,315           44,885         22,490          3,190        1,609
     12/31/95 - Class C                   1,388           0               28              0            N/A          N/A
     10/31/94 - Class A                     N/A         N/A              N/A            N/A         85,866       85,866
     10/31/94 - Class B                     N/A         N/A              N/A            N/A          4,486        2,119



                                               1996                           1995                          1994
                                         ------------------             -----------------             ----------------
                                         12b-1       Amount             12b-1      Amount             12b-1     Amount
                                          Fee        Waived              Fee       Waived              Fee      Waived
                                         -----       ------             -----      ------             -----     ------
Tax-Free New Mexico Fund
     12/31/95 - Class A                  51,934      39,932           52,868         48,466          8,619        8,619
     12/31/95 - Class B                   6,452       1,358            5,003          1,508            446          134
     12/31/95 - Class C                   1,358         118              N/A            N/A            N/A          N/A
     10/31/94 - Class A                     N/A         N/A              N/A            N/A         54,411       54,411
     10/31/94 - Class B                     N/A         N/A              N/A            N/A          1,441          310
Tax-Free New York Fund
     Class A                              3,240           0              176              0             90            0
     Class B                                861           0            3,057              0          1,544            0
     Class C                                133           0              518              0            260            0
Tax-Free North Dakota Fund
     Class A                             86,154      69,695           88,956         85,447         90,095       90,095
     Class B                              5,623       2,656            2,317          1,161            622          310
     Class C                                167           0              168              0            N/A          N/A
Tax-Free Oregon Insured Fund
     12/31/95 - Class A                  52,403      21,733           46,075         39,592          5,914        5,914
     12/31/95 - Class B                  37,462      11,847           21,913          9,883          2,045          923
     12/31/95 - Class C                   2,501           0              708              0            N/A          N/A
     10/31/94 - Class A                     N/A         N/A              N/A            N/A         23,890       23,890
     10/31/94 - Class B                     N/A         N/A              N/A            N/A          3,762        1,507
Tax-Free Utah Fund
     12/31/95 - Class A                  10,009       8,808           10,086          9,556          1,590        1,590
     12/31/95 - Class B                   3,821         749            1,209            305            N/A          N/A
     10/31/94 - Class A                     N/A         N/A              N/A            N/A         10,190       10,190
Tax-Free Washington Insured Fund
     12/31/95 - Class A                   5,596       4,029            5,154          4,717            710          710
     12/31/95 - Class B                   2,775         472               29              8            N/A          N/A
     12/31/95 - Class C                     188           0              123              0            N/A          N/A
     10/31/94 - Class A                     N/A         N/A              N/A            N/A          3,782        3,782
Tax-Free Wisconsin Fund
     12/31/95 - Class A                  67,339      20,178           60,960         50,749         15,845       14,603
     12/31/95 - Class B                   9,369       1,519            3,151            803            N/A          N/A
     12/31/95 - Class C                   3,603         153              308              0            N/A          N/A
     8/31/94 - Class A                      N/A         N/A              N/A            N/A         23,230       23,230


         The staff of the Securities and Exchange Commission ("SEC") has proposed amendments to Rule 12b-1 and other related regulations that could impact Rule 12b-1 Distribution Plans. The Funds intend to amend the Plans, if necessary, to comply with any new rules or regulations the SEC may adopt with respect to Rule 12b-1.

Other Payments to Dealers - Class A, Class B and Class C Shares
         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Group fund shares.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value
         Class A Shares may be reinvested without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Current and former officers, directors or trustees and employees of each Fund, any other fund in the Delaware Group, the Manager or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives, and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and shares of any of the funds in the Delaware Group, including any fund that may be created at net asset value. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase shares at net asset value. Class A Shares may also be purchased at net asset value by current and former officers, directors and employees (and members of their families) of the Dougherty Financial Group LLC.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value 12 months of a change of the registered representative's employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of the Delaware Group funds. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as the Funds may reasonably require to establish eligibility for purchase at net asset value.

         Investors in Delaware-Voyageur Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds in the Delaware Group at net asset value.

         Each Fund must be notified in advance that the trade qualifies for purchase at net asset value.

Letter of Intention
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Funds, which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Funds and of any class of any of the other mutual funds in the Delaware Group (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited
CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

Combined Purchases Privilege
         In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of the Class A Shares, Class B Shares and/or Class C Shares of the Funds, as well as any other class of any of the other Delaware Group funds (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC).

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
         In determining the availability of the reduced front-end sales charge with respect to Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Fund, as well as shares of any other class of any of the other Delaware Group funds which offer such classes (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited
CDSC). Using the Tax-Free Funds as an example, if any such purchaser has previously purchased and still holds shares of Class A Shares of those Funds and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of a Tax-Free Fund, the charge applicable to the $60,000 purchase would be 3.00%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
         Holders of Class A Shares of a Fund who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of that Fund or in Class A Shares of any of the other funds in the Delaware Group, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Group offered without a front-end sales charge, will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of either Class B Shares or Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to a fund in which the investor does not then have an account, will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisers or the Transfer Agent, which also serves as the Funds' shareholder servicing agent, about the applicability of the Limited CDSC (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Prospectus) in connection with the features described above.

INVESTMENT PLANS

Reinvestment Plan/Open Account
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Classes in which an investor has an account (based on the net asset value of that Fund in effect on the reinvestment date) and will be credited to the shareholder's account on that date. Confirmations of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of each distribution from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectus and this Part B, are made for Class A Shares at the public offering price and for Class B Shares and Class C Shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Group Funds
         Subject to applicable eligibility and minimum initial purchase requirements, and the limitations set forth below, holders of Class A, Class B and Class C Shares may automatically reinvest dividends and/or distributions from a Fund in any of the other mutual funds in the Delaware Group, including the Funds, in states where their shares may be sold. Such investments will be made at net asset value per share at the close of business on the reinvestment date without any front-end sales charge or service fee. Nor will such investments be subject to a CDSC or Limited CDSC. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses. See also Additional Methods of Adding to Your Investment - Dividend Reinvestment Plan under How to Buy Shares in the Prospectus.

         Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Group may be invested in shares of the Funds at net asset value, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares, and dividends from Class C Shares may only be directed to other Class C Shares. See Appendix C - Classes Offered in the Prospectus for the funds in the Delaware Group that are eligible for investment by holders of Fund shares.

Investing by Electronic Fund Transfer
         Direct Deposit Purchase Plan--Investors may arrange for the Fund to accept for investment in Class A, Class B or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A, Class B and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date, although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

                                      * * *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such Plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. A Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Funds for proper instructions.

Wealth Builder Option
         Shareholders can use the Wealth Builder Option to invest in a Class through regular liquidations of shares in their accounts in other mutual funds in the Delaware Group. Shareholders of each Class may also elect to invest in one or more of the other mutual funds in the Delaware Group through our Wealth Builder Option. See Wealth Builder Option and Redemption and Exchange in the Prospectus.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Group, subject to the conditions and limitations set forth in the Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation at any time by written notice to their Fund.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent. Orders for purchases of Class B Shares and Class C Shares of each Fund are effected at the net asset value per share next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent. Selling dealers have the responsibility of transmitting orders promptly.

         The offering price of Class A Shares consists of the net asset value per share, plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m, Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

                  The portfolio securities in which each Fund invests fluctuate in value, and therefore, the net asset value per share of each Fund also fluctuates. As of December 31, 1996, the net asset value per share of each Fund which had commenced investment operations was calculated as follows:

         Tax-Free Arizona Insured Fund
                  Class A     Net Assets ($209,258,103)              =   Net Asset Value Per Share ($11.06)
                              ------------------------------------       Shares Outstanding (18,923,862)

                  Class B     Net Assets ($3,110,071)                =   Net Asset Value Per Share ($11.05)
                              ------------------------------------       Shares Outstanding (281,457)

                  Class C     Net Assets ($554,189)                  =   Net Asset Value Per Share ($11.06)
                              ------------------------------------       Shares Outstanding (50,124)

         Tax-Free Arizona Fund
                  Class A     Net Assets ($9,755,083)                =   Net Asset Value Per Share ($10.70)
                              ------------------------------------       Shares Outstanding (911,692)

                  Class B     Net Assets ($3,490,651)                =   Net Asset Value Per Share ($10.69)
                              ------------------------------------       Shares Outstanding (326,539)

                  Class C     Net Assets ($22,697)                   =   Net Asset Value Per Share ($10.71)
                              ------------------------------------       Shares Outstanding (2,120)

         Tax-Free California Insured Fund
                  Class A     Net Assets ($30,551,302)               =   Net Asset Value Per Share ($10.50)
                              ------------------------------------       Shares Outstanding (2,909,650)

                  Class B     Net Assets ($6,717,106)                =   Net Asset Value Per Share ($10.50)
                              ------------------------------------       Shares Outstanding (639,694)

                  Class C     Net Assets ($54,786)                   =   Net Asset Value Per Share ($10.46)
                              --------------------------------------     Shares Outstanding (5,239)




         Tax-Free California Fund
                  Class A     Net Assets ($1,218,159)                =   Net Asset Value Per Share ($10.43)
                              ------------------------------------       Shares Outstanding (116,808)

                  Class B     Net Assets ($660,468)                  =   Net Asset Value Per Share ($10.44)
                              ------------------------------------       Shares Outstanding (63,260)

                  Class C     Net Assets ($93,850)                   =   Net Asset Value Per Share ($10.42)
                              ------------------------------------       Shares Outstanding (9,003)

         Tax-Free Colorado Fund
                  Class A     Net Assets ($358,328,150)              =   Net Asset Value Per Share ($10.78)
                              ------------------------------------       Shares Outstanding (33,238,520)

                  Class B     Net Assets ($4,172,133)                =   Net Asset Value Per Share ($10.78)
                              ------------------------------------       Shares Outstanding (387,138)

                  Class C     Net Assets ($1,522,353)                =   Net Asset Value Per Share ($10.78)
                              ------------------------------------       Shares Outstanding (141,218)

         Tax-Free Florida Insured Fund
                  Class A     Net Assets ($192,170,842)              =   Net Asset Value Per Share ($10.71)
                              ------------------------------------       Shares Outstanding (17,937,779)

                  Class B     Net Assets ($3,222,081)                =   Net Asset Value Per Share ($10.71)
                              ------------------------------------       Shares Outstanding (300,908)

         Tax-Free Florida Intermediate Fund
                  Class A     Net Assets  ($3,158,899)               =   Net Asset Value Per Share ($10.43)
                              ------------------------------------       Shares Outstanding  (302,985)

                  Class B     Net Assets ($1,042,061)                =   Net Asset Value Per Share ($10.42)
                              ------------------------------------       Shares Outstanding (99,966)

                  Class C     Net Assets ($54,283)                   =   Net Asset Value Per Share ($10.42)
                              ------------------------------------       Shares Outstanding (5,209)

         Tax-Free Florida Fund
                  Class A     Net Assets ($5,761,111)                =   Net Asset Value Per Share ($10.52)
                              ------------------------------------       Shares Outstanding (547,447)

                  Class B     Net Assets ($1,634,750)                =   Net Asset Value Per Share ($10.53)
                              ------------------------------------       Shares Outstanding (155,265)

                  Class C     Net Assets ($15,563)                   =   Net Asset Value Per Share ($10.52)
                              ------------------------------------       Shares Outstanding (1,479)

         Tax-Free Idaho Fund
                  Class A     Net Assets ($27,683,985)               =   Net Asset Value Per Share ($10.91)
                              ------------------------------------       Shares Outstanding (2,538,218)

                  Class B     Net Assets ($4,945,246)                =   Net Asset Value Per Share ($10.89)
                              ------------------------------------       Shares Outstanding (453,932)

                  Class C     Net Assets ($821,981)                  =   Net Asset Value Per Share ($10.90)
                              ------------------------------------       Shares Outstanding (75,392)






         Tax-Free Iowa Fund
                  Class A     Net Assets ($40,037,169)               =   Net Asset Value Per Share ($9.62)
                              ------------------------------------       Shares Outstanding (4,163,834)

                  Class B     Net Assets ($1,645,131)                =   Net Asset Value Per Share ($9.61)
                              -----------------------------------        Shares Outstanding (171,173)

                  Class C     Net Assets ($670,289)                  =   Net Asset Value Per Share ($9.61)
                              ------------------------------------       Shares Outstanding (69,744)

         Tax-Free Kansas Fund
                  Class A     Net Assets  ($10,176,166)              =   Net Asset Value Per Share ($10.56)
                              ------------------------------------       Shares Outstanding (964,027)

                  Class B     Net Assets ($2,401,734 )               =   Net Asset Value Per Share ($10.57)
                              ------------------------------------       Shares Outstanding (227,305)

                  Class C     Net Assets ($90,350)                   =   Net Asset Value Per Share ($10.55)
                              ------------------------------------       Shares Outstanding (8,565)

         Minnesota Insured Fund
                  Class A     Net Assets ($304,876,891)              =   Net Asset Value Per Share ($10.60)
                              ------------------------------------       Shares Outstanding (28,772,685)

                  Class B     Net Assets ($6,817,309)                =   Net Asset Value Per Share ($10.58)
                              ------------------------------------       Shares Outstanding (644,114)

                  Class C     Net Assets ($3,126,091)                =   Net Asset Value Per Share ($10.60)
                              ------------------------------------       Shares Outstanding (295,018)

         Tax-Free Minnesota Intermediate Fund
                  Class A     Net Assets ($66,024,295)               =   Net Asset Value Per Share ($10.99)
                              ------------------------------------       Shares Outstanding (6,010,087)

                  Class B     Net Assets ($408,320)                  =   Net Asset Value Per Share ($10.99)
                              ------------------------------------       Shares Outstanding (37,154)

                  Class C     Net Assets ($1,137,276)                =   Net Asset Value Per Share ($10.99)
                              ------------------------------------       Shares Outstanding (103,528)

         Tax-Free Minnesota Fund
                  Class A     Net Assets ($428,379,970)              =   Net Asset Value Per Share ($12.40)
                              ------------------------------------       Shares Outstanding (34,538,091)

                  Class B     Net Assets ($6,233,411)                =   Net Asset Value Per Share ($12.40)
                              ------------------------------------       Shares Outstanding (502,673)

                  Class C     Net Assets ($3,082,795)                =   Net Asset Value Per Share ($12.41)
                              ------------------------------------       Shares Outstanding (248,473)

         Tax-Free Missouri Insured Fund
                  Class A     Net Assets ($49,301,215)               =   Net Asset Value Per Share ($10.37)
                              ------------------------------------       Shares Outstanding (4,754,081)

                  Class B     Net Assets ($10,432,486)               =   Net Asset Value Per Share ($10.37)
                              ------------------------------------       Shares Outstanding (1,006,301)

                  Class C     Net Assets ($151,771)                  =   Net Asset Value Per Share ($10.37)
                              ------------------------------------       Shares Outstanding (14,630)


                                       85



         Tax-Free New Mexico Fund
                  Class A     Net Assets ($20,133,196)               =   Net Asset Value Per Share ($10.79)
                              ------------------------------------       Shares Outstanding (1,865,440)

                  Class B     Net Assets ($794,330)                  =   Net Asset Value Per Share ($10.79)
                              ------------------------------------       Shares Outstanding (73,584)

                  Class C     Net Assets ($341,228)                  =   Net Asset Value Per Share ($10.79)
                              ------------------------------------       Shares Outstanding (31,619)

         Tax-Free New York Fund
                  Class A     Net Assets ($10,044,178)               =   Net Asset Value Per Share ($10.69)
                              ------------------------------------       Shares Outstanding (940,019)

                  Class B     Net Assets ($254,408)                  =   Net Asset Value Per Share ($10.65)
                              ------------------------------------       Shares Outstanding (23,887)

                  Class C     Net Assets ($52,815)                   =   Net Asset Value Per Share ($10.66)
                              ------------------------------------       Shares Outstanding (4,955)

         Tax-Free North Dakota Fund
                  Class A     Net Assets ($33,713,299)               =   Net Asset Value Per Share ($10.88)
                              ------------------------------------       Shares Outstanding (3,099,514)

                  Class B     Net Assets ($700,333)                  =   Net Asset Value Per Share ($10.88)
                              ------------------------------------       Shares Outstanding (64,382)

                  Class C     Net Assets ($40,492)                   =   Net Asset Value Per Share ($10.87)
                              ------------------------------------       Shares Outstanding (3,726)

         Tax-Free Oregon Insured Fund
                  Class A     Net Assets ($20,912,822)               =   Net Asset Value Per Share ($9.87)
                              ------------------------------------       Shares Outstanding (2,118,095)

                  Class B     Net Assets  ($4,758,497)               =   Net Asset Value Per Share ($9.87)
                              ------------------------------------       Shares Outstanding (481,913)

                  Class C     Net Assets ($359,820)                  =   Net Asset Value Per Share ($9.88)
                              ------------------------------------       Shares Outstanding (36,429)

         Tax-Free Utah Fund
                  Class A     Net Assets ($3,860,621)                =   Net Asset Value Per Share ($10.84)
                              ------------------------------------       Shares Outstanding (356,303)

                  Class B     Net Assets ($397,386)                  =   Net Asset Value Per Share ($10.83)
                              ------------------------------------       Shares Outstanding (36,679)

         Tax-Free Washington Insured Fund
                  Class A     Net Assets ($2,382,304)                =   Net Asset Value Per Share ($10.30)
                              ------------------------------------       Shares Outstanding (231,187)

                  Class B     Net Assets ($515,653)                  =   Net Asset Value Per Share ($10.31)
                              ------------------------------------       Shares Outstanding (50,013)

                  Class C     Net Assets ($19,459)                   =   Net Asset Value Per Share ($10.30)
                              ------------------------------------       Shares Outstanding (1,890)





         Tax-Free Wisconsin Fund
                  Class A     Net Assets ($28,292,440)               =   Net Asset Value Per Share ($9.64)
                              ------------------------------------       Shares Outstanding (2,936,014)

                  Class B     Net Assets ($1,339,330)                =   Net Asset Value Per Share ($9.63)
                              ------------------------------------       Shares Outstanding (139,085)

                  Class C     Net Assets ($554,860)                  =   Net Asset Value Per Share ($9.66)
                              ------------------------------------       Shares Outstanding (57,445)



         Each Fund's net asset value per share is computed by adding the value of all securities and other assets in the portfolio of that Fund, deducting any liabilities of the Fund and dividing by the number of Fund shares outstanding. In determining a Fund's total net assets, portfolio securities are valued at fair value, using methods determined in good faith by the Board of Directors. This method utilizes the services of an independent pricing organization which employs a combination of methods including, among others, the obtaining of market valuations from dealers who make markets and deal in such securities, and by comparing valuations with those of other comparable securities in a matrix of such securities. A pricing service's activities and results are reviewed by the officers of the Fund. In addition, money market instruments having a maturity of less than 60 days are valued at amortized cost. Expenses and fees of each Fund are accrued daily.

         Each Class of a Fund will bear, pro-rata, all of the common expenses of the relevant Fund. The net asset values of all outstanding shares of each Class of each Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in such Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in such Fund represented by the value of shares of such Classes, except that the Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of a Fund may vary. However, the net asset value per share of each Class of a Fund is expected to be equivalent.

REDEMPTION AND REPURCHASE

         Any shareholder may require his or her Fund to redeem shares by sending a written request, signed by the record owner or owners exactly as the shares are registered, to the Fund at 1818 Market Street, Philadelphia, PA 19103. In addition, certain expedited redemption methods described below are available when stock certificates have not been issued. Certificates are issued for Class A Shares only if a shareholder specifically requests them. Certificates are not issued for Class B Shares or Class C Shares. If stock certificates have been issued for shares being redeemed, they must accompany the written request. For redemptions of $50,000 or less paid to the shareholder at the address of record, the request must be signed by all owners of the shares or the investment dealer or record, but a signature guarantee is not required. When the redemption is for more than $50,000, or if payment is made to someone else or to another address, signatures of all record owners and a signature guarantee are required. Each signature guarantee must be supplied by an eligible guarantor institution. Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may request further documentation from corporations, retirement plans, executors, administrators, trustees or guardians.

         In addition to redemption of Fund shares, the Distributor, acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the respective Fund or its agent less any applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Fund and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to any applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Prospectus. Class B Shares of Tax-Free Funds and Insured Funds are subject to a contingent deferred sales charge ("CDSC") of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares of Tax-Free Intermediate Funds are subject to a CDSC of: (i) 2% if shares are redeemed within two years of purchase; and (ii) 1% if shares are redeemed during the third year following purchase. See Automatic Conversion of Class B Shares under Classes of Shares. Except for the applicable CDSC or Limited CDSC, and with respect to the expedited payment by wire for which there is currently a $7.50 bank wiring cost, there is no fee charged for redemptions or repurchases, but such fees could be charged at any time in the future.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order; provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         Each Fund will process written or telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. A Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared. This potential delay can be avoided by making investments by wiring Federal Funds.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the Fund shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, a shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made in either cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sales by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Tax-Free Fund, Inc. has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem Fund shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

         The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Small Accounts
         Before a Fund involuntarily redeems shares from an account that, under the circumstances listed in the relevant Prospectus, has remained below the minimum amounts required by the Funds' Prospectus and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than the minimum required and will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum. See The Conditions of Your Purchase under How to Buy Shares in the Funds' Prospectus. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.

                                      * * *

         Each Fund has made available certain redemption privileges, as described below. The Funds reserve the right to suspend or terminate these expedited payment procedures upon 60 days' written notice to shareholders.

Expedited Telephone Redemptions
         Shareholders or their investment dealers of record wishing to redeem an amount of Fund shares of $50,000 or less for which certificates have not been issued may call the Shareholders Service Center at 800-523-1918 prior to the time the offering price and net asset value are determined, as noted above, and have the proceeds mailed to them at the record address. Checks payable to the shareholder(s) of record will normally be mailed the next business day, but no later than seven days, after the receipt of the redemption request. This option is only available to individual, joint and individual fiduciary-type accounts.

         In addition, redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check by calling the phone numbers listed above. An authorization form must have been completed by the shareholder and filed with the Fund before the request is received.

         Payment will be made by wire or check to the bank account designated on the authorization form as follows:

         1. Payment by Wire: Request that Federal Funds be wired to the bank account designated on the authorization form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is a $7.50 wiring fee (subject to change) charged by CoreStates Bank, N.A. which will be deducted from the withdrawal proceeds each time the shareholder requests a redemption. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.

         2. Payment by Check: Request a check be mailed to the bank account designated on the authorization form. Redemption proceeds will normally be mailed the next business day, but no later than seven days, after the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it.

         Redemption Requirements: In order to change the name of the bank and the account number it will be necessary to send a written request to the relevant Fund and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.

         To reduce the shareholder's risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the authorization form.

         If expedited payment under these procedures could adversely affect a Fund, the Fund may take up to seven days to pay the shareholder.

         Neither the Funds nor the Funds' Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by shareholders are generally tape recorded. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

Systematic Withdrawal Plan
         Shareholders of Class A, Class B and Class C Shares who own or purchase $5,000 or more of shares at the offering price or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder, (unless such date falls on a holiday or a weekend) and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional Class A Shares of the paying Fund at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital and the share balance may in time be depleted, particularly in a declining market.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.

         Withdrawals under this plan made concurrently with the purchase of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Group funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic

Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. Redemptions of Class B Shares or Class C Shares pursuant to a Systematic Withdrawal Plan may be subject to a CDSC, unless the annual amount selected to be withdrawn is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares and Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange in the Prospectus. Shareholders should consult their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

DISTRIBUTIONS

         Each declares a dividend to shareholders of that Fund's net investment income on a daily basis. Dividends are declared each day the Funds are open and cash dividends are paid monthly. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. In determining daily dividends, the amount of net investment income for each Fund will be determined at the time the offering price and net asset value are determined (see Determining Offering Price and Net Asset Value) and shall include investment income accrued by the respective Fund, less the estimated expenses of that Fund incurred since the last determination of net asset value. Gross investment income consists principally of interest accrued and, where applicable, net pro-rata amortization of premiums and discounts since the last determination. The dividend declared, as noted above, will be deducted immediately before the net asset value calculation is made. Net investment income earned on days when the Fund is not open will be declared as a dividend on the next business day.

         Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if a Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Investors desiring to guarantee wire payments must have an acceptable financial condition and credit history in the sole discretion of the Fund. The Funds reserve the right to terminate this option at any time. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

         Each Class will share proportionately in the investment income and expenses of its respective Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

         Dividends are automatically reinvested in additional shares of the paying Fund at net asset value, unless an election to receive dividends in cash has been made. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above.

         Any distributions from net realized securities profits will be made annually during the quarter following the close of the fiscal year. Such distributions will be reinvested in shares, unless the shareholder elects to receive them in cash. Shareholders will receive a quarterly statement showing a Class' dividends paid and all the transactions made during the period.

         Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

         Each Fund anticipates that most of its dividends paid to shareholders will be exempt from federal income taxes.

TAXES

         Under the Internal Revenue Code of 1986, as amended (the "Code"), all or a portion of the interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as each of the Funds, will not be deductible by a shareholder. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.

         Each Fund's present policy is to designate exempt-interest dividends at each daily distribution of net interest income. Shareholders are required for information purposes to report exempt-interest dividends and other tax-exempt interest on their tax returns.

         Each Fund will be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the taxable amount required to be distributed for each calendar year over the amount actually distributed. In order to avoid this excise tax, each Fund must declare dividends by the end of the calendar year representing 98% of such Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long- and short-term capital gain) for the 12-month period ending on October 31 of such year. For purposes of the excise tax, any income on which a Fund has paid corporate-level tax is considered to have been distributed. Each Fund intends to make sufficient distributions each year to avoid the payment of the excise tax.

         Under a special provision of the Revenue Reconciliation Act of 1993, all or a portion of the gain that a Fund realizes on the sale of a Tax Exempt Obligation that it purchased at a market discount may have to be treated as ordinary income rather than capital gain.

         For shareholders who are recipients of Social Security benefits, exempt-interest dividends are includable in computing "modified adjusted gross income" for purposes of determining the amount of Social Security benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits that may be included in gross income is 85%.

         For federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax, if any, exceeds a taxpayer's regular income tax liability (with certain adjustments). Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance private activities are treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal AMT for all taxpayers and the federal environmental tax on corporations. In addition, all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings for purposes of determining the federal corporate AMT and the environmental tax imposed on corporations by Section 59A of the Code. Liability for AMT will depend on each shareholder's individual tax situation.

         The Code imposes requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the federal income tax exemption for tax-exempt bonds held by the Funds. The Funds will avoid investment in bonds which, in the opinion of the investment adviser, pose a material risk of the loss of tax exemption. Further, if a bond in any Fund's portfolio lost its exempt status, such Fund would make every effort to dispose of such investment on terms that are not detrimental to the Fund.

         The Code forbids a regulated investment company from earning 30% or more of its gross income from the sale or other disposition of securities held less than three months. This restriction may limit the extent to which any Fund may purchase options. To the extent a Fund engages in short-term trading and enters into options transactions, the likelihood of violating this 30% requirement is increased.

         Gain or loss on options is taken into account when realized by entering into a closing transaction or by exercise. In addition, with respect to many types of options held at the end of a Fund's taxable year, unrealized gain or loss on such contracts is taken into account at the then current fair market value thereof under a special "marked-to-market, 60/40 system," and such gain or loss is recognized for tax purposes. The gain or loss from such options (including premiums on certain options that expire unexercised) is treated as 60% long-term and 40% short-term capital gain or loss, regardless of their holding period. The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of such options will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale under the "marked-to-market, 60/40 system."

         Certain information about state taxation is contained in the Prospectus. Additional information about California, Iowa and Wisconsin follows:

         California State Taxation. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of California Fund will not be deductible for California personal income tax purposes. California has an alternative minimum tax similar to the federal alternative minimum tax described above. However, the California alternative minimum tax does not include interest from private activity bonds as an item of tax preference. Generally, corporate shareholders of a California Fund subject to the California franchise tax will be required to include any gain on an exchange or redemption of shares and all distributions of exempt interest, capital gains and other taxable income, if any, as income subject to such tax. The California Funds will not be subject to California franchise or corporate income tax on interest income or net capital gain distributed to the shareholders. Shares of the California Funds will be exempt from local property taxes in California.

         Iowa State Taxation. Iowa taxes long-term capital gains at the same rates as ordinary income, while imposing limitations on the deductibility of capital losses similar to those under federal law.

         Iowa imposes an alternative minimum tax on individuals and corporations to the extent that such tax exceeds the taxpayer's regular tax liability. Iowa AMT is based on federal alternative minimum taxable income, with certain adjustments. The Fund has received a ruling to the effect that dividends paid by the Iowa Fund that are attributable to interest paid on obligations issued by the State of Iowa, its political subdivisions, agencies and instrumentalities, the interest on which is exempt under Iowa statute, and on obligations of U. S. territories and possessions will not be subject to the AMT that Iowa imposes on individuals and corporations.

         Wisconsin State Taxation. Wisconsin taxes long-term capital gains at the same rates as ordinary income, while imposing limitations on the deductibility of capital losses similar to those under federal law.

         Wisconsin imposes an alternative minimum tax on individuals, trusts and estates to the extent that such tax exceeds a taxpayer's regular tax liability. Wisconsin's AMT is based on federal alternative minimum taxable income, with certain adjustments. The Fund has received a ruling to the effect that dividends paid by the Wisconsin Fund that are attributable to interest paid on obligations issued by the State of Wisconsin or its agencies, the interest on which is exempt from Wisconsin personal income tax under Wisconsin statute, and on obligations of U. S. territories and possessions will not be subject to the Wisconsin AMT when received by shareholders subject to the Wisconsin personal income tax.

INVESTMENT MANAGEMENT AGREEMENTS

         Delaware Management Company, Inc.(the "Manager"), located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to each Fund, subject to the supervision and direction of the its Board of Directors or Trustees.

         The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On June 30, 1997, the Manager and its affiliates within the Delaware Group, including Delaware International Advisers Ltd., were managing in the aggregate more than $37 billion in assets in the various institutional or separately managed (approximately $22,302,518,000) and investment company (approximately $15,246,733,000) accounts.

         Prior to May 1, 1997, Voyageur Fund Managers, Inc. ("Voyageur") had been retained under an investment advisory contract to act as each Fund's investment adviser, subject to the authority of the Board of Directors. Voyageur was an indirect, wholly owned subsidiary of Dougherty Financial Group, Inc. ("DFG"). After the close of business on April 30, 1997, Voyageur became an indirect, wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") as a result of Lincoln National's acquisition of DFG.

         Because Lincoln National's acquisition of DFG resulted in a change of control of Voyageur, the Funds' previous investment advisory agreements with Voyageur were "assigned", as that term is defined by the Investment Company Act of 1940, and the previous agreements therefore terminated upon the completion of the acquisition. The Board of Directors or Trustees of those Funds unanimously approved new advisory agreements at a meeting held in person on February 14, 1997, and called for a shareholders meeting to approve the new agreements. At a meeting held on April 11, 1997, the shareholders of each Fund approved its respective Investment Management Agreement with the Manager, an indirect wholly-owned subsidiary of LNC, to become effective after the close of business on April 30, 1997, the date the acquisition was completed.

         Beginning May 1, 1997, the Manager, an indirect, wholly-owned subsidiary of LNC, was retained as investment manager of Tax-Free Arizona Intermediate Fund, Tax-Free California Intermediate Fund, Tax-Free Colorado Insured Fund, Tax-Free Colorado Intermediate Fund, the Florida Funds, and Tax-Free New York Fund. Voyageur was retained as investment manager for the other Funds. On May 30, 1997, Voyageur was merged into the Manager and the Manager became the investment manager for the other Funds.

         The Investment Management Agreement into which each Fund's investment manager has entered have an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund to which the Agreement relates, and only if the terms and the renewal thereof have been approved by the vote of a majority of the directors or trustees of the Funds who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable without penalty on 60 days' notice by the directors or trustees of the Funds or by the Manager. Each Agreement will terminate automatically in the event of its assignment.

         Each Fund pays its investment manager a monthly investment advisory and management fee equivalent on an annual basis to 0.50% of its average daily net assets except each Tax-Free Intermediate Fund pays 0.40% of its average daily net assets.

         The Manager makes and implements all investment decisions on behalf of the Funds. The Manager pays the Funds' rent and the salaries of all directors or trustees, officers and employees of the Funds who are affiliated with both the Manager and the Funds. The Funds pay all of their other expenses. Set forth below is certain information regarding the investment advisory and administrative services fees and the amounts waived, if any, by each Fund to Voyageur during the indicated fiscal periods.

                                               Investment             Administrative          Fees Absorbed
                                                Advisory                 Services                  or
                                                  Fees                     Fees                  Waived
                                               ----------             --------------          -------------
Tax-Free Arizona Insured Fund
         1/1/96-12/31/96                    $    1,119,609             $   307,939            $       None
         1/1/95-12/31/95                    $    1,223,121             $   299,757            $     60,000
         1/1/94-12/31/94                    $    1,298,673             $   289,690                    None
Tax-Free Arizona Fund
         1/1/96-12/31/96                    $       55,464             $    36,595            $     90,000
         1/1/95-12/31/95(4)                 $       14,301             $    15,541            $     29,842
Tax-Free California Insured Fund
         1/1/96-12/31/96                    $      192,101             $    75,853            $     75,000
         1/1/95-12/31/95                    $      184,315             $    67,135            $     90,000
         11/1/94-12/31/94(1)                $       23,717             $     9,550            $     33,267
         11/1/93-10/31/94                   $      111,570             $    52,328            $    163,898
Tax-Free California Fund
         1/1/96-12/31/96                    $        7,369             $    21,559            $     40,001
         1/1/95-12/31/95(5)                 $        4,468             $    13,974            $     18,442
Tax-Free Colorado Fund
         1/1/96-12/31/96                    $    1,865,515             $   426,237            $       None
         1/1/95-12/31/95                    $    1,944,802             $   441,178                    None
         1/1/94-12/31/94                    $    2,039,009             $   409,511                    None
Tax-Free Florida Intermediate Fund
         1/1/96-12/31/96                    $       11,429             $    21,512            $     32,941
         1/1/95-12/31/95                    $        2,665             $    10,995            $     13,660
         1/1/94-12/31/94 (3)                $          956             $    11,264            $     12,220
Tax-Free Florida Insured Fund
         1/1/96-12/31/96                    $    1,074,026             $   314,165            $     25,000
         1/1/95-12/31/95                    $    1,235,118             $   325,819            $    480,000
         11/1/94-12/31/93 (1)               $      204,833             $    76,709            $    250,000
         11/1/93-10/31/94                   $    1,481,786             $   350,992            $    805,000
Tax-Free Florida Fund
         1/1/96-12/31/96                    $       29,915             $    30,812            $     60,727
         1/1/95-12/31/95(6)                 $       10,974             $    15,010            $     25,984
Tax-Free Idaho Fund
         1/1/96-12/31/96                    $      131,410             $    62,657            $    130,000
         1/1/95-12/31/95(7)                 $       38,282             $    29,996            $     68,278
Tax-Free Iowa Fund
         1/1/96-12/31/96                    $      217,160             $    93,979            $      5,000
         1/1/95-12/31/95                    $      193,451             $    85,579            $     45,000
         9/1/94-12/31/94 (1)                $       56,650             $    34,707            $     91,357
         9/1/93-8/31/94                     $      127,361             $    70,832            $    198,193
Tax-Free Kansas Fund
         1/1/96-12/31/96                    $       60,154             $    39,146            $     30,000
         1/1/95-12/31/95                    $       47,512             $    14,005            $     50,000
         11/1/94-12/31/94 (1)               $        5,550             $     5,993            $     11,543
         11/1/93-10/31/94                   $       22,132             $    18,251            $     40,383

                                               Investment             Administrative          Fees Absorbed
                                                Advisory                 Services                  or
                                                  Fees                     Fees                  Waived
                                               ----------             --------------          -------------
Tax-Free Minnesota Intermediate Fund
         1/1/96-12/31/96                    $      281,038             $   110,484                    None
         1/1/95-12/31/95                    $      298,529             $   114,999                    None
         3/1/94-12/31/94 (2)                $      272,884             $   104,431                    None
         1/1/94-2/28/94 (2)                 $       49,861             $    16,471                    None
Minnesota Insured Fund
         1/1/96-12/31/96                    $    1,518,301             $   355,578                    None
         1/1/95-12/31/95                    $    1,541,687             $   329,546            $     25,000
         1/1/94-12/31/94                    $    1,561,406             $   366,842            $    925,000
Tax-Free Minnesota Fund
         1/1/96-12/31/96                    $    2,222,690             $   472,689                    None
         1/1/95-12/31/95                    $    2,229,862             $   499,083                    None
         1/1/94-12/31/94                    $    2,241,071             $   460,255                    None
Tax-Free Missouri Insured Fund
         1/1/96-12/31/96                    $      290,247             $   125,437            $     95,000
         1/1/95-12/31/95                    $      250,578             $   111,588            $    170,000
         11/1/94-12/31/94 (1)               $       32,651             $    20,078            $     50,000
         11/1/93-10/31/94                   $      173,907             $    79,615            $    253,522
Tax-Free New Mexico Fund
         1/1/96-12/31/96                    $      107,784             $    51,384                    None
         1/1/95-12/31/95                    $      108,209             $    46,835                    None
         11/1/94-12/31/94 (1)               $       17,494             $    12,232            $     29,726
         11/1/93-10/31/94                   $      108,865             $    47,287            $    135,000
Tax-Free New York Fund
         10/1/96-12/31/96 (10)              $       17,615             $     5,447            $     23,062
         10/1/95-9/30/96                    $       93,048             $       N/A            $     24,580
         10/1/94-9/30/95                    $       99,309             $       N/A            $     63,096
         7/1/94-9/30/94                     $       26,011             $       N/A            $       None
         7/1/93-6/30/94                     $      111,126             $       N/A            $     14,541
Tax-Free North Dakota Fund
         1/1/96-12/31/96                    $      175,239             $    86,034                    None
         1/1/95-12/31/95                    $      179,121             $    75,910                    None
         1/1/94-12/31/94                    $      180,617             $    80,745            $    157,087


                                               Investment             Administrative          Fees Absorbed
                                                Advisory                 Services                  or
                                                  Fees                     Fees                  Waived
                                               ----------             --------------          -------------
Tax-Free Oregon Insured Fund
         1/1/96-12/31/96                    $      124,769             $    59,737            $     65,000
         1/1/95-12/31/95                    $      103,343             $    42,931            $     75,000
         11/1/94-12/31/94 (1)               $       12,840             $     6,649            $     19,489
         11/1/93-10/31/94                   $       49,537             $    33,740            $     83,277
Tax-Free Utah Fund
         1/1/96-12/31/96                    $       21,935             $    25,695            $     30,000
         1/1/95-12/31/95                    $       20,769             $    18,829            $     35,000
         11/1/94-12/31/94 (1)               $        3,184             $     1,757            $      4,941
         11/1/93-10/31/94                   $       20,384             $    17,294            $     37,678
Tax-Free Washington Insured Fund
         1/1/96-12/31/96                    $       12,662             $    21,966            $     34,628
         1/1/95-12/31/95                    $       10,374             $    12,752            $     23,126
         11/1/94-12/31/94 (1)               $        1,422             $     2,369            $      3,791
         11/1/93-10/31/94                   $        7,561             $    13,824            $     21,385
Tax-Free Wisconsin Fund
         1/1/96-12/31/96                    $      141,262             $    67,833            $     10,000
         1/1/95-12/31/95                    $      123,548             $    49,595                    None
         9/1/94-12/31/94 (1)                $       31,634             $    22,386            $     54,020
         9/1/94-8/31/94                     $       46,460             $    31,486            $     77,946

(1) Effective December 31, 1994, the Fund changed its fiscal year end to December 31.
(2) Effective February 28, 1994, Tax-Free Minnesota Intermediate Fund changed its fiscal year end to February 28 and, effective December 31, 1994, changed back to December 31.
(3)  Period from May 1, 1994 (commencement of operations) to December 31, 1994.
(4)  Period from March 2, 1995 (commencement of operations) to December 31,
     1995.
(5)  Period from March 3, 1995 (commencement of operations) to December 31,
     1995.
(6)  Period from March 2, 1995 (commencement of operations) to December 31,
     1995.
(7)  Period from January 4, 1995 (commencement of operations) to December 31,
     1995.
(8) Period from September 7, 1995 (commencement of operations) to December 31, 1995.
(9) Period from September 8, 1995 (commencement of operations) to December 31, 1995.
(10) Effective December 31, 1996, Tax-Free New York Fund changed its fiscal year from September 30 to December 31.

       Except for those expenses borne by the Manager under the Investment Management Agreements and the Distributor under the Distribution Agreements, the Funds are responsible for all of their own expenses. Among others, these include the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders. For the fiscal year ended December 31, 1996, the ratios of operating expenses to average daily net assets for Class A Shares, Class B Shares and Class C Shares of each Fund were as follows:

Fund                                           Class A Shares    Class B Shares      Class C Shares

Tax-Free Arizona Insured Fund                       0.82%             1.59%               1.70%
Tax-Free Arizona Fund                               0.46              1.11                1.21
Tax-Free California Insured Fund                    0.27              0.50                0.78
Tax-Free California Fund                            0.82              1.21                1.58
Tax-Free Colorado Fund                              0.78              1.58                1.66
Tax-Free Florida Intermediate Fund                  0.66              1.48                1.55
Tax-Free Florida Insured Fund                       0.73              1.24                N/A
Tax-Free Florida Fund                               0.33              0.76                1.15
Tax-Free Idaho Fund                                 0.60              1.11                1.33
Tax-Free Iowa Fund                                  0.92              1.61                1.75
Tax-Free Kansas Fund                                0.83              1.61                1.77
Tax-Free Minnesota Intermediate Fund                0.89              1.56                1.30
Minnesota Insured Fund                              0.92              1.56                1.68
Tax-Free Minnesota Fund                             0.92              1.50                1.67
Tax-Free Missouri Insured Fund                      0.71              1.29                1.62
Tax-Free New Mexico Fund                            0.88              1.61                1.74
Tax-Free New York Fund                              0.97              1.87                1.84
Tax-Free North Dakota Fund                          0.88              1.36                1.75
Tax-Free Oregon Insured Fund                        0.71              1.25                1.55
Tax-Free Utah Fund                                  0.68              1.44                N/A
Tax-Free Washington Insured Fund                    0.44              1.21                1.37
Tax-Free Wisconsin Fund                             0.98              1.66                1.75


         The ratios reflect the impact of each Class' 12b-1 Plan and the voluntary waiver and payment of fees noted above. See Summary of Expenses in the Prospectus for current fee waivers and reimbursements.

         By California regulation, the Manager is required to waive certain fees and reimburse the Fund for certain expenses to the extent that the Fund's annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 2 1/2% of its first $30 million of average daily net assets, 2% of the next $70 million of average daily assets and 1 1/2% of any additional average daily net assets. Such undertaking is computed separately for each Fund. For the fiscal year ended December 31, 1996, no such reimbursement was necessary or paid for any Fund.

Distribution and Service
         The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of each Fund's shares under separate Distribution Agreements dated March , 1997. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by each Fund on behalf of its Class A Shares, Class B Shares and Class C Shares under the 12b-1 Plans for each such Class.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as each Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to a Shareholders Services Agreement dated April 30, 1997. The Transfer Agent also provides accounting services to the Funds pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

OFFICERS AND DIRECTORS

         The business and affairs of the Funds are managed under the direction of its Board of Directors.

         Certain officers and directors of the Funds hold identical positions in each of the other funds in the Delaware Group. As of July 31, 1997, the officers and directors of each investment company, as a group, owned less than 1% of the of the outstanding shares of each class of the Funds.

         As of July 31, 1997, management believes the following accounts held 5% or more of a Class of shares of a Fund:


Class                            Name and Address of Account                         Share Amount         Percentage
-----                            ---------------------------                         ------------         ----------

Tax-Free Arizona Insured Fund    MLPF&S for the sole benefit of its                       1,573,834          9.19%
Class A Shares                   customers
                                 Attn:  Fund Administration
                                 4800 Deer Lake Dr. E, 3rd fl.
                                 Jacksonville FL 32246-6484

Tax-Free Arizona Insured Fund    Robert D Wickwire TTEE                                      41,059         11.40%
Class B Shares                   Robert D. Wickwire Rev
                                 6050 N. Camino Esplendora
                                 Tucson AZ 85718-4509

                                 BA Investment Services, Inc.                                23,217          6.44%
                                 185 Berry St., 3rd Fl. #2640
                                 San Francisco CA 94107-1729

                                 Sally B. Schumacher TTEE                                    19,069          5.29%
                                 Schumacher Trust
                                 8101 N. Mummy Mountain Rd.
                                 Paradise Valley AZ 85253-2241

                                 Pru Sec FBO Mary Dehn Van Dessel TTEE                       18,410          5.11%
                                 Sun City West AZ 85375

Tax-Free Arizona Insured Fund    Dean Witter for the benefit of the Arp Trust 1986           19,929         33.96%
Class C Shares                   Survivors Trust
                                 Mary Arp & Carol Linda Dodge TTEES
                                 Church St. Station - P.O. Box 250
                                 New York NY 10277

                                 BA Investment Services, Inc.                                10,745         18.31%
                                 185 Berry St., 3rd Fl. #2640
                                 San Francisco CA 94107-1729

                                 Jane Ellen Cooper TTEE                                       5,845          9.96%
                                 John D & Jane Ellen Cooper TR
                                 P.O. Box 401
                                 Paulden AZ 86334-0401

                                 Roy L Carson & Marian L Carson JT TEN                        3,964          6.75%
                                 2116 W. Comstock
                                 Chandler AZ  85224-1712



Class                            Name and Address of Account                         Share Amount         Percentage
-----                            ---------------------------                         ------------         ----------


Tax-Free Arizona Insured Fund    Harriet J. Welch TTEE                                        3,712          6.32%
Class C Shares                   The Welch Family Trust
                                 15612 E. Willis
                                 Gilbert AZ  85296-1379

Tax-Free Arizona Fund            Prudential Securities Inc. FBO Gaylord Rubin &             208,678         21.71%
Class A Shares                   Beverly Rubin
                                 Phoenix AZ  85018

                                 Dorothy H. Green TTEE                                       76,768          7.98%
                                 5002 E. Mesquite Wood Court, Ste 700
                                 Phoenix AZ  85044-1722

                                 MLPF&S for the sole benefit of its customers                55,988          5.82%
                                 Attn: Fund Administration
                                 4800 Deer Lake Drive E., 3rd Fl.
                                 Jacksonville FL  32246-6484

Tax-Free Arizona Fund            Prudential Securities Inc. FBO Gaylord Rubin &              25,609          7.99%
Class B Shares                   Beverly Rubin
                                 Phoenix AZ  85018

                                 Rauscher Pierce REFSNES FBO Virginia Strickland TTEE        24,209          7.55%
                                 Strickland Family Trust
                                 7500 N. Calle Sin Envidia
                                 Tucson AZ  85718-7300

                                 Sally B. Schumacher TTEE                                    20,071          6.26%
                                 Schumacher Trust
                                 8101 N. Mummy Mountain Rd.
                                 Paradise Valley AZ 85253-2241

                                 PaineWebber FBO Gilberth Barnes & Clare Collord             17,876          5.58%
                                 Barnes TTEE
                                 210 West Palmaire Avenue
                                 Phoenix AZ  85021-8750

Tax-Free Arizona Fund            Margaret L Minder Ureban TTEE                               22,415         75.53%
Class C Shares                   6710 Mamaronick Drive
                                 Tucson AZ  85718-2606

                                 PaineWebber for the benefit of Carol J. Griffin and          4,600         15.50%
                                 Dale Griffin JT/WROS
                                 6738 N. Shadow Run Drive
                                 Tucson AZ  85704-6930

                                 Marion F Stewart                                             1,648          5.55%
                                 2536 N. Tyndall
                                 Tucson AZ 85719-2958

Tax-Free California Insured      MLPF&S for the sole benefit of its customers               172,304          6.56%
Fund Class A Shares              Attn:  Fund Administration
                                 4800 Deer Lake Drive E., 3rd Fl.
                                 Jacksonville FL  32246-6484




Class                            Name and Address of Account                         Share Amount         Percentage
-----                            ---------------------------                         ------------         ----------

Tax-Free California Insured      Alex Brown & Sons Incorporated                               4,326         48.33%
Fund Class C Shares              P.O. Box 1346
                                 Baltimore MD  21203-1346

                                 C. Robert Tyler                                              2,689         30.04%
                                 Elizabeth Tyler JT TEN
                                 P.O. Box 1194
                                 Grass Valley CA 95945-1194

                                 Alex Brown & Sons Incorporated                               1,056         11.79%
                                 P.O. Box 1346
                                 Baltimore MD  21203-1346

                                 Elizabeth Tyler                                                879          9.82%
                                 C. Robert Tyler JT TEN
                                 P.O. Box 1194
                                 Grass Valley CA 95945-1194

Tax-Free California Fund         Dain Bosworth Inc. FBO William C. Johnson                   28,662         14.23%
Class A Shares                   P.O. Box 7106
                                 Rancho Santa Fe CA  92067-7106

                                 Thelma Beam & Edith Ramsey TTEES                            25,568         12.69%
                                 250 Raylow Ave.
                                 Manteca CA  95336-4832

                                 The Five R's                                                23,466         11.65%
                                 Edmund B. Richards
                                 Brian J. Richards
                                 5949 Hollister Ave.
                                 Goleta CA  93117-3610

                                 Edythe London TTEE                                          14,390          7.14%
                                 2920 Neilson Way Apt. 306
                                 Santa Monica CA 90405-5369

Tax-Free California Fund         PaineWebber for the benefit of Paula L Dutra                20,736          6.05%
Class B Shares                   P.O. Box 1006
                                 Woodbridge CA  95258-1006

Tax-Free California Fund         Margie M. Bartel TTEE                                        4,086         36.04%
Class C Shares                   555 E. Memory Lane Apt. D308
                                 Santa Ana CA  92706-1707

                                 Long Q. Nguyen                                               3,846         33.93%
                                 Thoa K. Nguyen JT TEN
                                 3229 Adelanto Lane
                                 San Jose CA  95135-1059

                                 PaineWebber for the benefit of John R. Pruett &              2,414         21.29%
                                 Yvonne M. Pruett JTWROS
                                 219 Forest Creek Lane
                                 San Ramon CA  94583-1250

                                 Carolyn Carter, Trustee                                        989          8.72%
                                 P.O. Box 1535
                                 Colfax CA  95713-1535

                                       102


Class                            Name and Address of Account                         Share Amount         Percentage
-----                            ---------------------------                         ------------         ----------

Tax-Free Colorado Fund           Everen Clearing Corp.                                       29,971          5.43%
Class B Shares                   William J. Keller
                                 111 East Kilbourn Ave.
                                 Milwaukee WI  53202-6609

Tax-Free Colorado Fund           Dorothy E. Radant TTEE                                       8,639          6.11%
Class C Shares                   1332 Cresent Dr.
                                 Wausau WI  54401-2631

                                 Dean Witter for the benefit of Bette J. Storms &            16,991         12.02%
                                 William W. Storms JTTEN
                                 3855 Hermitage Ave.
                                 Colorado Springs CO  80906-7213

Tax-Free Florida Intermediate    US Clearing Corp.                                           38,244         13.95%
Fund Class A Shares              26 Broadway
                                 New York NY 10004-1798

                                 MLPF&S for the sole benefit of its customers                25,558          9.33%
                                 Attn: Fund Administration
                                 4800 Deer Lake Dr. E, 3rd Fl.
                                 Jacksonville FL  32246-6484

Tax-Free Florida Intermediate    Smith Barney Inc.                                           15,358         17.47%
Fund Class B Shares              388 Greenwich St.
                                 New York NY 10013-2375

                                 John A. Dragseth TTEE                                        5,512          6.27%
                                 3623 SE Old St. Lucie Blvd.
                                 Stuart FL  34996-5116

                                 WCG Investment Partnership                                   5,473          6.23%
                                 Attn: Howard Wolofsky
                                 c/o Reflections
                                 3400 NE 34th Street, Ste 1010
                                 Ft. Lauderdale FL  33308-3751

                                 Pauline B. Butler                                            5,464          6.22%
                                 450 Avenue F  SE
                                 Winter Haven FL  33880-3751

                                 PaineWebber for the benefit of Michael Nadir                 5,446          6.20%
                                 P.O. Box 1031
                                 Elfers FL  34680-1031

                                 James R. Dunn                                                4,873          5.54%
                                 746 Riverside Dr.
                                 Ormond Beach FL  32176-7814

Tax-Free Florida Intermediate    Pru. Sec Inc. FBO Mrs. Jun L Mason                           5,209        100.00%
Fund Class C Shares              1180 Reef Rd. Apt. A19
                                 Vero Beach FL  32963-4306




Class                            Name and Address of Account                         Share Amount         Percentage
-----                            ---------------------------                         ------------         ----------


Tax-Free Florida Insured Fund    MLPF&S for the sole benefit of its customers             1,987,147            12.86%
Class A Shares                   Attn: Fund Administration
                                 4800 Deer Lake Dr. E, 3rd Floor
                                 Jacksonville FL 32246-6484

Tax-Free Florida Insured Fund    MLPF&S for the sole benefit of its customers                38,360            10.80%
Class B Shares                   Attn: Fund Administration
                                 4800 Deer Lake Dr. E, 3rd Floor
                                 Jacksonville FL 32246-6484

Tax-Free Florida Fund            MLPF&S for the sole benefit of its customers                98,824            17.82%
Class A Shares                   Attn: Fund Administration
                                 4800 Deer Lake Dr. E, 3rd Floor
                                 Jacksonville FL 32246-6484

Tax-Free Florida Fund            MLPF&S for the sole benefit of its customers                24,949            14.00%
Class B Shares                   Attn: Fund Administration
                                 4800 Deer Lake Dr. E, 3rd Floor
                                 Jacksonville FL 32246-6484

                                 Anita R. Alexander & John E. Alexander                      19,683            11.05%
                                 259 Courtyard Blvd. Box 259-102
                                 Sun City Center FL  33573-4700

                                 NFSC FEBO Robert K. Sedgwick TTEE                           14,031             7.87%
                                 7711 Sundown Court
                                 Bayonet Point FL  34667-3074

                                 Edward Duffy & Edward L. Duffy Jr.                          11,956             6.71%
                                 Priscilla Brennan & Kevin Duffy
                                 Mary Stuck JT TEN
                                 7740 Parkway Blvd.
                                 Hudson FL  34667-1268

                                 PaineWebber for the benefit of Mrs. Ann E. Greene &          9,643             5.41%
                                 Miss Terry A. Warren JRWROS
                                 1745 SW 2nd Ave.
                                 Boca Raton FL  33432-7230

                                 PaineWebber for the benefit of Eugene A. Wildes &            9,570             5.37%
                                 Rosalind B. Wildes Co-TTEES
                                 11 Loggerhead Lane
                                 Tequesta FL  33469-1550

Tax-Free Florida Fund            Mary J. Manns                                               10,349            87.49%
C Shares                         3629 Killarney Plaza CT
                                 Tallahassee Fl  32308-7109

                                 Prudential Securities Inc. FBO                               1,479            12.50%
                                 Anna Demato
                                 2100 Springdale Blvd.
                                 Apt. Y 215
                                 Palm Springs FL  33461-6385



Class                            Name and Address of Account                         Share Amount         Percentage
-----                            ---------------------------                         ------------         ----------


Tax-Free Idaho Fund              MLPF&S for the sole benefit of its customers               728,242            25.48%
Class A Shares                   Attn: Fund Administration
                                 4800 Deer Lake Drive E, 3rd Fl.
                                 Jacksonville FL  32246-6484

                                 Audrey Ann Shayne                                          190,733             6.67%
                                 4760 Rivervista Place
                                 Boise ID  83703-1954

Tax-Free Idaho Fund              MLPF&S for the sole benefit of its customers               252,770            44.12%
Class B Shares                   Attn: Fund Administration
                                 4800 Deer Lake Drive E, 3rd Fl.
                                 Jacksonville FL  32246-6484

Tax-Free Idaho Fund              Joseph Daltoso                                              10,449            13.51%
Class C Shares                   1225 Warm Spring Ave.
                                 Boise ID 83712-7952

                                 Archie Lurus & Georgia Lurus JT/WROS                         9,979            12.84%
                                 2391 N. 55th E
                                 Idaho Falls ID  83401-5762

                                 Herbert W. Runner                                            5,803             7.46%
                                 Rosamond S. Runner JT TEN
                                 828 Wade Circle
                                 Boise ID  83705-5944

                                 Dale E. Sisson- TRSTE                                        4,676             6.01%
                                 Martha S. Sisson- TRSTE
                                 1815 Westland Drive
                                 Boise ID  83704-7258

                                 Donaldson Lufkin Jenrette                                    4,242             5.45%
                                 Securities Corporation Inc.
                                 P.O. Box 2052
                                 Jersey City NJ  07303-2052

Tax-Free Iowa Fund               Alex P. Despenas                                            64,345            26.23%
Class B Shares                   Ethel Despenas TEN COM
                                 960 Briarstone
                                 Mason City IA 50401-4642

                                 Garry L. Waline                                             16,088             6.55%
                                 Kathleen A. Waline JTTN
                                 301 C Street Apt. 2
                                 Toledo IA  52342-2411

                                 Stanley A. Collins                                          12,490             5.09%
                                 Clarice T. Collins TEN COM
                                 P.O. Box 1705
                                 Mason City IA  50402-1705



Class                            Name and Address of Account                         Share Amount         Percentage
-----                            ---------------------------                         ------------         ----------

Tax-Free Iowa Fund               Donald R. Kurtz                                             10,568            13.17%
Class C Shares                   Mildred Kurtz JTTEN
                                 1010 Plane Street
                                 Burlington IA 52601-3172

                                 Mary E Aringdale                                             5,412             6.74%
                                 Robert F. Aringdale JT TEN
                                 2924 Sunnyside Avenue
                                 Burlington IA 52601-2367

                                 David W. Oberbroeckling and                                  5,163             6.43%
                                 Julia A. Oberbroeckling JT WROS
                                 3702 Wisconsin Avenue
                                 Davenport IA 52806-6723

                                 Fern L Morrison                                              4,802             5.98%
                                 Doyle D Morrison POA
                                 TOD Doyle D Morrison Delores J Reed
                                 421 Leffler
                                 West Burlington IA 52655-1210

                                 Marian W. Palmer                                             4,570             5.69%
                                 TOD Sara Beth Palmer
                                 904 Oak Street
                                 Burlington IA 52601-4607

                                 John A Reid                                                  4,366             5.44%
                                 Box 219
                                 Greene IA 50636-0219

                                 Theodore E Upton and                                         4,050             5.04%
                                 Jane F. Upton JT WROS
                                 1226 Dehner Street
                                 Burlington IA 52601-2745

Tax-Free Kansas Fund             Thomas B. Robinson                                          57,302             6.15%
Class A Shares                   6401 Norwood Drive
                                 Shawnee Mission KS 66208-1826

                                 MLPF&S For the Sole Benefit                                 56,854             6.11%
                                 Of its Customers
                                 Attn Fund Administration
                                 4800 Deer Lake Dr E 3rd Floor
                                 Jacksonville FL 32246-6484

Tax-Free Kansas Fund             MLPF&S For the Sole Benefit                                 30,865            10.55%
Class B Shares                   Of its Customers
                                 Attn Fund Administration
                                 4800 Deer Lake Dr E 3rd Floor
                                 Jacksonville FL 32246-6484

                                 William T Martin TTEE                                       23,323             7.9%
                                 William T Martin TR
                                 The Forum Apt 124
                                 3501 W. 95th Street
                                 OP KS 66206-2000


Class                            Name and Address of Account                         Share Amount         Percentage
-----                            ---------------------------                         ------------         ----------

Tax-Free Kansas Fund             Gilbert D Sears                                              3,959         42.61%
Class C Shares                   TOD Megan R Fishpool
                                 Lisa Papadopoulos
                                 Tricia R Sears
                                 213 E Parliament
                                 Smith Center KS 66967-3110

                                 Harold L Smith                                               2,514         27.06%
                                 TOD Sheryl S Olson
                                 David A Smith
                                 Jayne A Radley & Marcia L Vaughn
                                 446 Clinton
                                 Haysville KS 67060-1132

                                 Johann A Zacharias                                           1,734         18.66%
                                 Marcia J Higginson JTTEN
                                 3713 JP Drive
                                 Hays KS 67601-1541

                                 Randall L Hockett                                              500          5.39%
                                 1721 North 73rd Terrace
                                 #8
                                 Kansas City KS 66112-2339

Tax-Free Minnesota               MLPF&S For the Sole Benefit                                608,510         11.37%
Intermediate Fund                Of its Customers
Class A Shares                   Attn Fund Administration
                                 4800 Deer Lake Dr E 3rd Floor
                                 Jacksonville FL 32246-6484

Tax-Free Minnesota               Patricia Anderson PER REP                                   12,728         18.70%
Intermediate Fund                EST Anthony J Kelly
Class B Shares                   2235 Rockwood Avenue
                                 Apt# 910
                                 St Paul MN 55116-3100

                                 NFSC FEBO #BAH-547972                                        9,603         14.11%
                                 Larry C Jordan
                                 1633 Eustis
                                 St Paul MN 55108-1219

                                 Lucille E Edelen                                             6,397          9.40%
                                 2712 Pillsbury Ave S Apt 204
                                 Minneapolis MN 55408-1562

                                 James Kuskey                                                 5,687          8.35%
                                 Mary Kuskey
                                 1723 Clarence Street
                                 Maplewood MN 55109-4512

                                 Russell E Roos                                               4,808          7.06%
                                 Helen Shirley Rood JT TEN
                                 TOD Cheryl A & Scott A & Douglas R Roos 504 S
                                 Freeman Luverne MN 56156-2007



Class                            Name and Address of Account                         Share Amount         Percentage
-----                            ---------------------------                         ------------         ----------

Tax-Free Minnesota               David B Bishoff                                              4,624          6.79%
Intermediate Fund                Sophie G Bishoff JTTN
Class B Shares                   2221 Youngman Avenue
                                 St Paul MN 55116-3055

                                 Lois M Hoffman TTEE Lois M Hoffman                           4,588          6.74%
                                 Trust U/A 1/1/96
                                 2265 Youngman Ave #203E
                                 St Paul MN 55116-3054

                                 George V Modersbach                                          3,729          5.48%
                                 2235 Rockwood Ave Apt 711
                                 St Paul MN 55116-3132

Tax-Free Minnesota               Bradley E Bakken TTEE                                       16,786         15.00%
Intermediate Fund                Bradley E Bakken Revocable Trust
Class C Shares                   UAD December 17 1993
                                 10100 Windsor Lane
                                 Minnetonka MN 55343

                                 Nicholas Edloff                                             10,617          9.49%
                                 Mary Edloff JT TEN
                                 1315 Goodrich
                                 St Paul MN 55105-2708

                                 Donaldson Lufkin Jenrette                                    8,355          7.46%
                                 Securities Corporation Inc
                                 P.O. Box 2052
                                 Jersey City NJ 07303-2052

                                 Donaldson Lufkin Jenrette                                    6,996          6.25%
                                 Securities Corporation Inc
                                 P.O. Box 2052
                                 Jersey City NJ 07303-2052

                                 Robert P Fischer                                             6,462          5.77%
                                 2390 Pagel Road
                                 Mendota Heights MN 55120-1637

Minnesota Insured Fund           The Drifter Fam Limited Prtnrshp                            27,561          8.83%
Class C Shares                   Gopher Machine & Eng Co Gen Partner
                                 c/o Firstar Ctr Attn George Benz
                                 101 E 5th Street Suite 2104
                                 Saint Paul MN 55101-1808

                                 Lucille P Weimert                                           18,541          5.94%
                                 238 North Plainview Ave
                                 Mankato MN 56001-5549

Tax-Free Minnesota               MLPF&S For The Sole Benefit                              2,330,603          7.06%
Fund Class A                     Of its Customers
                                 Attn Fund Administration
                                 4800 Deer Lake Dr E 3rd Floor
                                 Jacksonville FL 32246-6484




Class                            Name and Address of Account                         Share Amount         Percentage
-----                            ---------------------------                         ------------         ----------


Tax-Free Minnesota               Erik J Russell                                              12,417          6.33%
Fund Class C Shares              2800 83rd Lane North
                                 Minneapolis MN 55444-1537

Tax-Free Missouri Insured        Corelink Financial Inc                                     276,169          5.98%
Fund Class A Shares              1855 Gateway Blvd Ste 750
                                 Concord CA 94520-3290

                                 MLPF&S For The Sole Benefit                                276,151          5.98%
                                 Of its Customers
                                 Attn Fund Administration
                                 4800 Deer Lake Dr E 3rd Floor
                                 Jacksonvile FL 32246-6484

Tax-Free Missouri Insured        Corelink Financial Inc                                     399,867         37.87%
Fund Class B Shares              1855 Gateway Blvd Ste 750
                                 Concord CA 94520-3290

Tax-Free Missouri Insured        Walter A Gawrych                                             9,838         47.45%
Fund Class C Shares              Wendy D Gawrych JT TEN
                                 12816 Pointe Drive
                                 St Louis MO 63127-1742

                                 George A Rhodes                                              5,000         24.11%
                                 TOD Russell G Rhodes
                                 1359 E Stoneridge Dr
                                 Springfield MO 65803-3753

                                 Bryan E Jaynes                                               3,002         14.48%
                                 6434 Alamo Avenue
                                 Apt #2W
                                 St Louis MO 63105-3142

                                 James M Brown                                                2,088         10.07%
                                 4223-A Summit Knoll Dr
                                 St Louis MO 63129-7532

Tax-Free New Mexico Fund         MLPF&S For the Sole Benefit                                331,254         18.92%
Class A Shares                   Of its Customers
                                 Attn Fund Administration
                                 4800 Deer Lake Dr E 3rd Floor
                                 Jacksonville FL 32246-6484

Tax-Free New Mexico Fund         Arnold A & Helen G Elsbernd TTEES                           11,555         13.26%
Class B Shares                   Elsbernd Family Trust UAD 8-25-95
                                 5525 Edwards Dr NE
                                 Albuquerque MN 87111-1986

                                 Nicholas & Jeanne Chintis TR                                 9,964         11.43%
                                 FBO Chintis Family Trust
                                 P.O. Box 2332
                                 Silver City N 88062-2332




Class                            Name and Address of Account                         Share Amount         Percentage
-----                            ---------------------------                         ------------         ----------

Tax- Free New Mexico Fund        Adele A Anderson TTEE For The                                7,484          8.58%
Class B Shares                   Adele A Anderson Rev Living Trust
                                 2916 Cutler Avenue NE
                                 Albuquerque NM 87106-1715

                                 Byrd T Mooney                                                7,256          8.32%
                                 610 E 16th Street
                                 Farmington NM 87401-6307

                                 Donaldson Lufkin Jenrette                                    7,200          8.26%
                                 Securities Corporation Inc.
                                 P.O. Box 2052
                                 Jersey City NJ 07303-2052

                                 Claude E Leyendecker                                         5,308          6.09%
                                 P.O. Box 1846
                                 Deming NM 88031-1846

                                 PaineWebber For The Benefit of                               5,284          6.06%
                                 Lewis G Helm
                                 Berry J Helm JTWROS
                                 8213 Cherry Hills Dr NE
                                 Albuquerque NM 87111-1010

                                 Louie B Campanella TR                                        4,677          5.36%
                                 Louie B Campanella Trust
                                 102 Lytton Circle
                                 Las Cruces NM 88001-7409

Tax-Free New Mexico Fund         Donaldson Lufkin Jenrette                                    6,700         26.88%
Class C Shares                   Securities Corporation Inc.
                                 P.O. Box 2052
                                 Jersey City NJ 07303-2052

                                 R Harold Wingo                                               3,486         13.99%
                                 Ethel J Wingo JT Ten
                                 TOD David N Wingo & Raymond M Wingo
                                 725 Collier Avenue
                                 Raton NM 87740-3307

                                 Bob Harris                                                   3,133         12.57%
                                 Kathy R Harris
                                 712 S 5th Street
                                 Raton NM 87740-4129

                                 Title Services Inc                                           2,874         11.53%
                                 Attn Bob Harris
                                 P.O. Box 696
                                 Raton NM 87740-0696

                                 Donaldson Lufkin Jenrette                                    2,818         11.30%
                                 Securities Corporation Inc.
                                 P.O. Box 2052
                                 Jersey City NJ 07303-2052




Class                            Name and Address of Account                         Share Amount         Percentage
-----                            ---------------------------                         ------------         ----------

Tax-Free New Mexico Fund         Kathleen Porter Harris                                       1,982          7.95%
Class C Shares                   TOD Bob Harris
                                 712 S 5th Street
                                 Raton NM 87740-4129

                                 Worth Wilkins                                                1,669          6.69%
                                 Mollie Wilkins
                                 P.O. Box 37
                                 Raton NM 97740-0037

Tax-Free New York Fund           Claudia Schellenberg                                         2,682         22.46%
Class B Shares                   32-43 90th St Apt 202
                                 Flushing NY 11369-2312

                                 Donaldson Lufkin Jenrette                                    1,529         12.81%
                                 Securities Corporation Inc.
                                 P.O. Box 2052
                                 Jersey City NJ 07303-2052

                                 Ralph L Warren                                               1,308         10.96%
                                 Anne C Warren JT WROS
                                 RR 3 Box 1760
                                 Oneonta NY 13820-9402

                                 Lewco Securities Corp                                        1,052          8.81%
                                 34 Exchange Place 4th Floor
                                 Jersey City NJ 07302-3901

                                 Lewco Securities Corp                                        1,052          8.81%
                                 34 Exchange Place 4th Floor
                                 Jersey City NJ 07302-3901

                                 Key Clearing Corp                                            1,000          8.37%
                                 P.O. Box 93971
                                 Cleveland OH 44101-5971

                                 John Mitchell                                                  934          7.82%
                                 Madeleine Mitchell JT WROS
                                 155 S Fordham RD
                                 Hicksville NY 11801-6039

                                 Arthur T Weinisch                                              837          7.01%
                                 Deborah A Weinisch JT WROS
                                 27 Beachview Pl
                                 Ronkonkoma NY 11779-3011

Tax-Free New York Fund           Donaldson Lufkin Jenrette                                    5,091         99.99%
Class C Shares                   Securities Corporation Inc.
                                 P.O. Box 2052
                                 Jersey City NJ 07303-2052

Tax-Free North Dakota            Wilkota and Company                                        203,626          7.25%
Fund Class A Shares              1st Natl Bank & TR Co of Williston
                                 P.O. Box 1827
                                 Williston ND 58802-1827




Class                            Name and Address of Account                         Share Amount         Percentage
-----                            ---------------------------                         ------------         ----------


Tax-Free North Dakota            MLPF&S For The Sole Benefit                                  9,725         12.22%
Fund Class B Shares              Of its Customers
                                 Attn Fund Administration
                                 4800 Deer Lake Dr E 3rd Floor
                                 Jacksonville FL 32246-6484

                                 Edward D Jones & Co F/A/O                                    9,297         11.68%
                                 Arthur N Lee
                                 P.O. Box 2500
                                 Maryland Heights MO 63043-8500

                                 Susan K Krueger                                              4,802          6.03%
                                 P.O. Box 716
                                 West Fargo ND 58078-0716

                                 Wesley W Weeding                                             4,683          5.88%
                                 Geraldine M Weeding JTTEN
                                 331 W 6th Street
                                 West Fargo ND 58078-1533

Tax-Free North Dakota            Jacob N Gust                                                 2,360         66.57%
Fund Class C Shares              Barbara A Olive JT TEN
                                 4614 81st N
                                 Fargo ND 58102-7501

                                 Debbie S Kolegraf                                            1,064         30.00%
                                 Kim M Kolegraf JT TEN
                                 1673 Pocatello Drive
                                 Bismarck ND 58504-6456

Tax-Free Oregon Insured          Dorothy McCue                                               50,476          8.88%
Fund Class B Shares              2098 Law Lane
                                 Eugene OR 97401-2347

Tax-Free Oregon Insured          PaineWebber For The Benefit of                              10,378         22.20%
Fund Class C Shares              Daniel Oseran & Tracy Oseran JTTEN
                                 4500 SW Humphrey
                                 Portland OR 97221

                                 PaineWebber                                                 10,309         22.05%
                                 FBO Herbert Bodner TR FBO The Bodner Fam Trust
                                 1419 NW 14th Portland OR 97209-2816

                                 Kenneth E Hansen and                                         7,566         16.18%
                                 Melanie L Hansen JT WROS
                                 1444 4th Street
                                 Astoria OR 97103-5335

                                 PaineWebber                                                  5,186         11.09%
                                 FBO Harold & Ruth Saltzman TR
                                 6130 SW Thomas St
                                 Portland OR97221-1223




Class                            Name and Address of Account                         Share Amount         Percentage
-----                            ---------------------------                         ------------         ----------


Tax-Free Oregon Insured          Edward D Jones and Co F/A/O                                  3,638          7.78%
Fund Class C Shares              Carol Roesch
                                 P.O. Box 2500
                                 Maryland Heights MO 63043-8500

Tax-Free Utah Fund               MLPF&S For The Sole Benefit                                 24,437          8.32%
Class A Shares                   Of its Customers
                                 Attn Fund Administration
                                 4800 Deer Lake Dr E 3rd Floor
                                 Jacksonvile, FL 32246-6484

                                 Smith Barney Inc.                                           19,292          6.57%
                                 388 Greenwich Street
                                 New York NY 10013-2375

                                 Prudential Securities FBO Janet G                           14,841          5.05%
                                 Parberry TTEE Arden B Gundersen and
                                 Valoise Gundersen Trust UA DTD
                                 3276 English Way
                                 Sandy UT 84093-2138

Tax-Free Utah Fund               Prudential Securities FBO                                   23,454         49.46%
Class B Shares                   William T Logan & Sally M Logan JT TEN
                                 1216 Aerie Drive
                                 Park City UT 84068

                                 Smith Barney Inc.                                           10,903         22.99%
                                 388 Greenwich Street
                                 New York NY 10013-2375

                                 Prudential Securities Inc. FBO                               9,278         19.56%
                                 Mrs. Carol A Mensel TTEE
                                 Revocable Inter Vivos Trust
                                 1270 N Cottonwood Circle
                                 Heber UT 84032-1127

Tax-Free Washington              Smith Barney Inc.                                           13.619          5.91%
Insured Fund Class A             388 Greenwich Street
Shares                           New York NY 10013-2375

Tax-Free Washington              PaineWebber For The Benefit Of                              21,971         30.96%
Insured Fund Class B             Hogin Family Trust
Shares                           Richard D & Mariann Hogin TTEES
                                 7624 N Panorama Dr
                                 Spokane WA 99208-8436

                                 PaineWebber For The Benefit Of                               7,536         10.62%
                                 Arne L Filan
                                 40 South Division
                                 Walla Walla WA 99362-2408

                                 PaineWebber For The Benefit Of                               4,823          6.79%
                                 Lemuel T Dazey & Romona G Dazey
                                 TTEES For The
                                 3021 W Wilcox Dr
                                 Pasco WA 99301-3232



Class                            Name and Address of Account                         Share Amount         Percentage
-----                            ---------------------------                         ------------         ----------


Tax-Free Washington              PaineWebber For The Benefit Of                               4,808          6.77%
Insured Fund Class B             Adrien L Casey & Virginia P Casey JTWROS
Shares                           1934 Scarpelli Dr
                                 Walla Walla WA 99362-4534

                                 PaineWebber For The Benefit Of                               3,975          5.60%
                                 David H Olson & Evis Olson
                                 Trustees For The David H & 1231 S 2nd Avenue
                                 Walla Walla WA 99362-4120

                                 Fred G Campbell                                              3,551          5.00%
                                 P.O. Box 491
                                 Davenport WA 99122-0491

Tax-Free Washington              PaineWebber FBO                                              1,973         36.67%
Insured Fund Class C             Delbert  L Moore
Shares                           1702 Moore Rd
                                 Colfax WA 99111

                                 Walter G Neiman                                              1,952         36.30%
                                 2041 Cloverdale Rd
                                 Kalama WA 98625-9737

                                 PaineWebber FBO                                              1,453         27.01%
                                 Leonard F Jansen
                                 2027 E Upriver Dr Apt S-31
                                 Spokane WA 99207-5186

Tax-Free Wisconsin Fund          James Kadlec                                                13,383          8.16%
Class B Shares                   Kadlec Qualified Terminable
                                 Interest Trust
                                 3720 Elm Dr
                                 La Crosse WI 54601-8325

                                 Joyce M Weigel                                              11,615          7.08%
                                 5387 Mariners Cove Dr Apt 309
                                 Madison WI 53704-7604

                                 Lydia M Aschenbrener                                        11,470          6.99%
                                 3939 S 92nd Street
                                 C-203
                                 Greenfield WI 53228-2140

                                 MLPF&S For The Sole Benefit                                 10,989          6.70%
                                 Of its Customers
                                 Attn Fund Administration
                                 4800 Deer Lake Dr E 3rd Floor
                                 Jacksonville FL 32246-6484

                                 Robert G Woller TTEE                                        10,933          6.67%
                                 Robert G Woller Trust
                                 P.O. Box 95
                                 Pound WI 54161-0095



Class                            Name and Address of Account                         Share Amount         Percentage
-----                            ---------------------------                         ------------         ----------

Tax-Free Wisconsin Fund          Edward J Saur                                                9,256          5.64%
Class B Shares                   Veronica Saur JT TEN
                                 P.O. Box 66
                                 Kellnersville WI 54215-0066

Tax-Free Wisconsin Fund          Alan R & Harriet S Hyman TTEES                              13,590         20.72%
Class C Shares                   Alan R & Harriet S Hyman Rev Liv Tr
                                 1244 Dartmouth Road
                                 Madison WI 53705-2214

                                 Robert P Fahey                                               8,774         13.38%
                                 5370 Irish Lane
                                 Madison WI 53711-5518

                                 Adeline B Straus TTEE                                        6,333          9.65%
                                 Adeline B Strauss Tr UAD Jan 8 1997
                                 2108 Edgewood Court
                                 Kaukauna WI 54130-1806

                                 Dean Witter For The Benefit Of                               5,634          8.59%
                                 Eugene Cudewicz
                                 3856 E Somens Avenue
                                 Cudahy WI 53110-1728

                                 Beverly Kneebone                                             5,410          8.25%
                                 1505 Stemp Terrace
                                 Madison WI 53711-3658

                                       115

         DMH Corp., Delaware Voyageur Holdings, Inc., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Delaware Investment & Retirement Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National was completed. DMH and the Manager are indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         As noted under Investment Management Agreements, after the close of business on April 30, 1997, Voyageur became an indirect, wholly owned subsidiary of Lincoln National as a result of Lincoln National's acquisition of DFG.

         Certain officers and directors of the Funds hold identical positions in each of the other funds in the Delaware Group. Directors and principal officers of the Funds are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.

*Wayne A. Stork (60)
         Chairman, President, Chief Executive Officer, Director and/or Trustee of each of the seven investment companies, 26 other investment companies in the Delaware Group, Delaware Management Holdings, Inc., DMH Corp., Delaware International Holdings Ltd. and Founders Holdings, Inc.
         Chairman and Director of Delaware Distributors, Inc. and Delaware
                  Capital Management, Inc.
         Chairman, President, Chief Executive Officer, Chief Investment Officer
                  and Director of Delaware Management Company, Inc.
         Chairman, Chief Executive Officer and Director of Delaware
                  International Advisers Ltd.
         Director of Delaware Service Company, Inc. and Delaware Investment &
                  Retirement Services, Inc.
         During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

Richard G. Unruh, Jr. (57)
         Executive Vice President of each of the seven investment companies and each of the other 26 investment companies in the Delaware Group, Delaware Management Holdings, Inc. and Delaware Capital Management, Inc.
         Executive Vice President and Director of Delaware Management Company,
                  Inc.
         Director of Delaware International Advisers Ltd.
         During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.


*Director affiliated with the Funds' investment manager and considered an "interested person" as defined in the 1940 Act.

Paul E. Suckow (49)
         Executive Vice President/Chief Investment Officer, Fixed Income of each of the seven investment companies, each of the other 26 investment companies in the Delaware Group, Delaware Management Company, Inc. and Delaware Management Holdings, Inc.
         Executive Vice President and Director of Founders Holdings, Inc. Executive Vice President of Delaware Capital Management, Inc.
         Director of Founders CBO Corporation.
         Director of HYPPCO Finance Company Ltd.
         Before returning to the Delaware Group in 1993, Mr. Suckow was
                  Executive Vice President and Director of Fixed Income for Oppenheimer Management Corporation, New York, NY from 1985 to 1992. Prior to that, Mr. Suckow was a fixed-income portfolio manager for the Delaware Group.

Walter P. Babich (69)
         Director and/or Trustee of each of the seven investment companies and each of the other 26 investment companies in the Delaware Group.
         460 North Gulph Road, King of Prussia, PA  19406.
         Board Chairman, Citadel Constructors, Inc.
         From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.

Anthony D. Knerr (58)
         Director and/or Trustee of each of the seven investment companies and each of the other 26 investment companies in the Delaware Group.
         500 Fifth Avenue, New York, NY  10110.
         Founder and Managing Director, Anthony Knerr & Associates.
         From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.

Ann R. Leven (56)
         Director and/or Trustee of each of the seven investment companies and each of the other 26 investment companies in the Delaware Group.
         785 Park Avenue, New York, NY  10021.
         Treasurer, National Gallery of Art.
         From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business School.

W. Thacher Longstreth (76)
         Director and/or Trustee of each of the seven investment companies and each of the other 26 investment companies in the Delaware Group.
         City Hall, Philadelphia, PA  19107.
         Philadelphia City Councilman.

Thomas F. Madison (61)
         Director and/or Trustee of each of the seven investment companies and
                  26 other investment companies in the Delaware Group.
         President and Chief Executive Officer, MLM Partners, Inc.
         200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402.
         Mr. Madison has also been Chairman of the Board of Communications
                  Holdings, Inc. since 1996. From February to September 1994, Mr. Madison served as Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and from 1988 to 1993, he was President of U.S. WEST Communications--Markets.

* Jeffrey J. Nick (44)
         Director and/or Trustee of each of the seven investment companies and
                  26 other investment companies in the Delaware Group. President, Chief Executive Officer and Director of Lincoln National
                  Investment Companies, Inc. From 1992 to 1996, Mr. Nick was Managing Director of Lincoln National UK plc and from 1989 to 1992, he was Senior Vice President responsible for corporate planning and development for Lincoln National Corporation.

Charles E. Peck (71)
         Director and/or Trustee of each of the seven investment companies and each of the other 26 investment companies in the Delaware Group.
         P.O. Box 1102, Columbia, MD  21044.
         Secretary/Treasurer, Enterprise Homes, Inc.
         From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of The Ryland Group, Inc., Columbia, MD.


















*Director affiliated with the Funds' investment manager and considered an "interested person" as defined in the 1940 Act.

David K. Downes (57)
         Executive Vice President/Chief Operating Officer/Chief Financial
                  Officer of each of the seven investment companies, each of the other 26 investment companies in the Delaware Group, Delaware Management Holdings, Inc., Delaware Capital Management,
                  Inc., Founders CBO Corporation and Delaware Distributors L.P. Executive Vice President, Chief Operating Officer, Chief Financial
                  Officer and Director of Delaware Management Company, Inc., DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc. and Delaware International Holdings Ltd.
         Chairman/ Chief Executive Officer and Director of Delaware Management
                  Trust Company and Delaware Investment & Retirement Services, Inc. President/Chief Executive Officer/Chief Financial
                  Officer and Director of Delaware Service Company, Inc. Director of Delaware International Advisers Ltd.
         Before joining the Delaware Group in 1992, Mr. Downes was Chief
                  Administrative Officer, Chief Financial Officer and Treasurer of Equitable Capital Management Corporation, New York, from December 1985 through August 1992, Executive Vice President from December 1985 through March 1992, and Vice Chairman from March 1992 through August 1992.

George M. Chamberlain, Jr. (50)
         Senior Vice President, Secretary and General Counsel of each of the seven investment companies, each of the other 26 investment companies in the Delaware Group, Delaware Management Holdings, Inc. and Delaware Distributors, L.P.
         Executive Vice President, Secretary General Counsel and Director of
                  Delaware Management Trust Company.
         Senior Vice President, Secretary General Counsel and Director of DMH
                  Corp., Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc., Delaware Investment & Retirement Services, Inc. and Delaware Capital Management, Inc.
         Secretary and Director of Delaware International Holdings Ltd.
         Director of Delaware International Advisers Ltd.
         Attorney.
         During the past five years, Mr. Chamberlain has served in various capacities at different times within the Delaware organization.

Joseph H. Hastings (47)
         Senior Vice President/Corporate Controller of each of the seven investment companies, each of the other 26 investment companies in the Delaware Group and Founders Holdings, Inc.
         Senior Vice President/Corporate Controller/Treasurer of Delaware
                  Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., and Delaware International Holdings, Inc.
         Chief Financial Officer/Treasurer of Delaware Investment &
                  Retirement Services, Inc.
         Executive Vice President/Chief Financial Officer/Treasurer of Delaware
                  Management Trust Company.
         Senior Vice President/ Assistant Treasurer of Founders CBO Corporation. 1818 Market Street, Philadelphia, PA 19103.
         Before joining the Delaware Group in 1992, Mr. Hastings was Chief
                  Financial Officer for Prudential Residential Services, L.P., New York, NY from 1989 to 1992. Prior to that, Mr. Hastings served as Controller and Treasurer for Fine Homes International, L.P., Stamford, CT from 1987 to 1989.

Michael P. Bishof (34)
         Senior Vice President/Treasurer of each of the seven investment companies, each of the other 26 investment companies in the Delaware Group, Delaware Distributors, Inc. and Founders Holdings, Inc.
         Senior Vice President/ Investment Accounting of Delaware Management Company, Inc. and Delaware Service Company, Inc.
         Senior Vice President/Manager of Investment Accounting of Delaware International Holdings Ltd.
         Assistant Treasurer of Founders CBO Corporation.
         Before joining the Delaware Group in 1995, Mr. Bishof was a Vice
                  President for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.

Patrick P. Coyne (33)
         Vice President/Senior Portfolio Manager of Tax-Free Fund, Inc., of nine other investment companies in the Delaware Group and Delaware Management Company, Inc.
         From 1986 to 1990, Mr. Coyne was Vice President/Municipal Trading with Kidder Peabody & Co., Inc. Mr. Coyne joined the Delaware Group in 1990.

Mitchell L. Conery (38)
         Vice President/Senior Portfolio Manager of Tax-Free Fund, Inc., each of the tax-exempt and the fixed-income funds in the Delaware Group and Delaware Capital Management.
         Before joining the Delaware Group in 1997, Mr. Conery was an investment officer with Travelers Insurance from 1995 through 1996 and a research analyst with CS First Boston from 1992 to 1995.

Elizabeth H. Howell (35)
         Vice President/Senior Portfolio Manager of Tax-Free Funds, Inc. and
                  Delaware Management Company, Inc.
         Before joining Delaware Group in 1997, Ms. Howell was a senior portfolio manager with Voyageur Fund Managers, Inc.

Andrew  M. McCullagh, Jr.(48)
         Vice President/Senior Portfolio Manager of Tax-Free Funds, Inc. and
                  Delaware Management Company, Inc.
         Before joining Delaware Group in 1997, Mr. McCullagh was a senior portfolio manager with Voyageur Asset Management LLC.

         The following is a compensation table listing for each director or trustee entitled to receive compensation, the aggregate compensation expected to be received from each investment company noted below during the actual fiscal year, the total compensation received from all Delaware Group investment companies for the fiscal year ended December 31, 1996, and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of December 31, 1996.

                                                                                                             Total
                                                                                                         Compensation
                                                                                                          from all 18
                        Voyageur    Voyageur    Voyageur    Voyageur    Voyageur     Voyageur    Voyageur  Delaware
                        Tax Free     Insured     Invest-   Inter. Tax    Invest-      Mutual      Mutual     Group
                          Funds       Funds       ment     Free Funds     ment         Funds     Funds II Investment
Director/Trustee         Inc.(1)     Inc.(1)    Trust(1)     Inc.(1)   Trust II(1)    Inc.(1)     Inc.(1)  Companies

W. Thacher Longstreth    $1,252      $1,323      $1,063       $582        $483         $826       $1,080    $46,187
Ann R. Leven             $1,354      $1,435      $1,140       $596        $484         $872       $1,159    $54,323
Walter P. Babich         $1,334      $1,413      $1,125       $593        $484         $863       $1,143    $53,323
Anthony D. Knerr         $1,334      $1,413      $1,125       $593        $484         $863       $1,143    $53,323
Charles E. Peck          $1,252      $1,323      $1,063       $582        $483         $826       $1,080    $49,323
Thomas F. Madison(2)     $1,252      $1,323      $1,063       $582        $483         $826       $1,080      N/A

                     Pension or Retirement Benefits Accrued
                  as Part of each Investment Company's Expenses

                        Voyageur    Voyageur    Voyageur    Voyageur    Voyageur     Voyageur    Voyageur
                        Tax Free     Insured     Invest-   Inter. Tax    Invest-      Mutual      Mutual
                          Funds       Funds       ment     Free Funds     ment         Funds     Funds II
Director                  Inc.        Inc.        Trust       Inc.      Trust II       Inc.        Inc.
W. Thacher Longstreth     none        none        none        none       none          none        none
Ann R. Leven              none        none        none        none       none          none        none
Walter P. Babich          none        none        none        none       none          none        none
Anthony D. Knerr          none        none        none        none       none          none        none
Charles E. Peck           none        none        none        none       none          none        none
Thomas F. Madison         none        none        none        none       none          none        none

                   Estimated Annual Benefits Upon Retirement*


                        Voyageur    Voyageur    Voyageur    Voyageur    Voyageur     Voyageur    Voyageur
                        Tax Free     Insured     Invest-   Inter. Tax    Invest-      Mutual      Mutual
                          Funds       Funds       ment     Free Funds     ment         Funds     Funds II
Director                  Inc.        Inc.        Trust       Inc.      Trust II       Inc.        Inc.

W. Thacher Longstreth    $30,000     $30,000     $30,000     $30,000   $30,000        $30,000     $30,000
Ann R. Leven             $30,000     $30,000     $30,000     $30,000   $30,000        $30,000     $30,000
Walter P. Babich         $30,000     $30,000     $30,000     $30,000   $30,000        $30,000     $30,000
Anthony D. Knerr         $30,000     $30,000     $30,000     $30,000   $30,000        $30,000     $30,000
Charles E. Peck          $30,000     $30,000     $30,000     $30,000   $30,000        $30,000     $30,000
Thomas F. Madison        $30,000     $30,000     $30,000     $30,000   $30,000        $30,000     $30,000

(1) The current Board of Directors was elected by shareholders of Mutual Funds III, Inc. on April 11, 1997 and began serving on May 1, 1997. With the exception of Thomas F. Madison, none of the current directors had served on the prior Board. Compensation figures are estimates of payments for Mutual Funds III, Inc.'s current fiscal year.

(2) Thomas F. Madison also received $6,126 from Voyageur Tax Free Funds, Inc., $7,080 from Voyageur Insured Funds, Inc., $4,817 form Voyageur Investment Trust, $911 from Voyageur Intermediate Funds, Inc., $36 from Voyageur Investment Trust II, $1,462 from Voyageur Mutual Funds, Inc. and $4,682 from Voyageur Mutual Funds II, Inc. for his service on the previous Boards of Directors/Trustees during the last fiscal year.

* Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each fund in the Delaware Group for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement. If an eligible director retired as of April 30, 1997, he or she would be entitled to annual payments totaling $30,000, in the aggregate, from all of the funds in the Delaware Group, based on the number of funds in the Delaware Group as of that date.

EXCHANGE PRIVILEGE

         The exchange privileges available for shareholders of each Fund's classes and for shareholders of classes of other funds in the Delaware Group are set forth in the relevant prospectuses for such classes. The following supplements that information. Each Fund may modify, terminate or suspend the exchange privilege upon 60 days' notice to shareholders.

         All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses. A shareholder requesting an exchange will be sent a current prospectus and an authorization form for any of the other mutual funds in the Delaware Group. Exchange instructions must be signed by the record owner(s) exactly as the shares are registered.

         An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

         In addition, investment advisers and dealers may make exchanges between funds in the Delaware Group on behalf of their clients by telephone or other expedited means. This service may be discontinued or revised at any time by the Transfer Agent. Such exchange requests may be rejected if it is determined that a particular request or the total requests at any time could have an adverse effect on any of the funds. Requests for expedited exchanges may be submitted with a properly completed exchange authorization form, as described above.

Telephone Exchange Privilege
         Shareholders owning shares for which certificates have not been issued or their investment dealers of record may exchange shares by telephone for shares in other mutual funds in the Delaware Group. This service is automatically provided unless the relevant Fund receives written notice from the shareholder to the contrary.

         Shareholders or their investment dealers of record may contact the Shareholder Service Center at 800-523-1918 to effect an exchange. The shareholder's current Fund account number must be identified, as well as the registration of the account, the share or dollar amount to be exchanged and the fund into which the exchange is to be made. Requests received on any day after the time the offering price and net asset value are determined will be processed the following day. See Determining Offering Price and Net Asset Value. Any new account established through the exchange will automatically carry the same registration, shareholder information and dividend option as the account from which the shares were exchanged. The exchange requirements of the fund into which the exchange is being made, such as sales charges, eligibility and investment minimums, must be met. (See the prospectus of the fund desired or inquire by calling the Transfer Agent or, as relevant, your Client Services Representative.) Certain funds are not available for retirement plans.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Group. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time.

         As described in the Funds' Prospectus, neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine.

Right to Refuse Timing Accounts
         With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), each Fund will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware

Group funds from Timing Firms. A Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

Restrictions on Timed Exchanges
         Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Group funds: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Fund, (4) Limited-Term Government Fund, (5) Tax-Free USA Fund, (6) Delaware Cash Reserve, (7) Delchester Fund and (8) Tax-Free Pennsylvania Fund. No other Delaware Group funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Group funds not listed above may not be reinvested back into that Timing Account. Each Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a timing pattern (as described above).

         Each Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

                                      * * *

         Following is a summary of the investment objectives of the other Delaware Group funds:

         Delaware Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. Devon Fund seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.

         Trend Fund seeks long-term growth by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.

         Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         DelCap Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

         Decatur Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Decatur Total Return Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Quantum Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing in equity securities of medium-to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

         Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities.

         U.S. Government Fund seeks high current income by investing primarily in long-term U.S. government debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities. U.S. Government Money Fund seeks maximum current income with preservation of principal and maintenance of liquidity by investing only in short-term securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities, while maintaining a stable net asset value.

         Delaware Cash Reserve seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

         Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

         Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.

         International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Global Assets Fund seeks to achieve long-term total return by investing in global securities which will provide higher current income than a portfolio comprised exclusively of equity securities, along with the potential for capital growth. Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

         Enterprise Fund seeks to provide maximum appreciation of capital by investing in medium-sized companies which have a dominant position within their industry, are undervalued, or have potential for growth in earnings. U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. World Growth Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin. Federal Bond Fund seeks to maximize current income consistent with preservation of capital. The fund attempts to achieve this objective by investing primarily in securities issued by the U.S. government, its agencies and instrumentalities. Corporate Income Fund seeks to provide high current income consistent with preservation of capital. The fund attempts to achieve this objective primarily by investing in a diversified portfolio of investment grade fixed-income securities issued by U.S. corporations.

         Delaware Group Premium Fund, Inc. offers fifteen funds available exclusively as funding vehicles for certain insurance company separate accounts. Decatur Total Return Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Delchester Series seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. government securities and commercial paper. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. DelCap Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Delaware Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. Value Series seeks capital appreciation by investing in small- to mid-cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. Trend Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. Global Bond Series seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Strategic Income Series seeks high current income and total return by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Devon Series seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Emerging Markets Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income by investing primarily in convertible securities. Quantum Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy.

         Delaware-Voyageur US Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

         Delaware-Voyageur Minnesota High Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. National High Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations.

         Aggressive Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

         For more complete information about any of the Delaware Group funds, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

GENERAL INFORMATION

         The Manager is the investment manager of each Fund. The Manager also provides investment management services to certain of the other funds in the Delaware Group. The Manager, through a separate division, also manages private investment accounts. While investment decisions for each Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for each Fund.

         Delaware International, or its affiliate Delaware also manages the investment options for Delaware Medallion(sm) III Variable Annuity. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers fifteen different investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Group mutual funds available outside the annuity. See Delaware Group Premium Fund, Inc., above.

         Access persons and advisory persons of the Delaware Group of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         The Distributor acts as national distributor for each Fund and for the other mutual funds in the Delaware Group.

         The following table sets forth the aggregate dollar amount of underwriting commissions paid by each Fund for the fiscal periods indicated and the amount of such commissions retained by the Underwriter.

                                                                                    Underwriting Commissions
                                       Total Underwriting Commissions                Retained by Underwriter
                                    --------------------------------------    -----------------------------------
                                      Fiscal        Fiscal        Fiscal        Fiscal      Fiscal       Fiscal
                                    year ended    year ended    year ended    year ended  year ended   year ended
                                     12/31/96      12/31/95      12/31/94      12/31/96    12/31/95     12/31/94
                                    ----------    ----------    ----------    ----------  ----------   ----------

Tax-Free Arizona Insured Fund        $339,087      $804,383    $2,007,707      $40,338    $103,168      $272,585
Tax-Free Arizona Fund                 104,978        20,987           N/A       13,217       2,901           N/A
Tax-Free California Insured Fund
     12/31/95 (1)                     107,617       231,679        61,913       14,226      34,177         8,043
     10/31/94                             N/A           N/A       434,743          N/A         N/A        58,732
Tax-Free California Fund               11,751        19,639           N/A        1,641       2,554           N/A
Tax-Free Colorado Fund                525,069       721,452     2,513,880       68,666     117,743       346,636
Tax-Free Florida Intermediate Fund      6,853         3,866             0        1,233         741             0
Tax-Free Florida Insured Fund
     12/31/95 (1)                     174,064       357,154        39,051       20,261      48,112         5,589
     10/31/94                             N/A           N/A     1,497,591          N/A         N/A       207,722
Tax-Free Florida Fund                  41,214        42,789           N/A        5,271       6,121           N/A
Tax-Free Idaho Fund                   313,894       338,974           N/A       32,689      62,968           N/A
Tax-Free Iowa Fund
     12/31/95 (1)                     167,735       223,046       101,383       26,641      40,943        18,061
     8/31/94                              N/A           N/A     1,352,653          N/A         N/A       249,929
Tax-Free Kansas Fund
     12/31/95 (1)                      55,360       104,287         9,935        7,686      14,394         1,572
     10/31/94                             N/A           N/A       175,196          N/A         N/A        24,852
Tax-Free Minnesota Intermediate  Fund
     12/31/95 (1)                      71,429        47,098       126,433        5,306       8,399        22,538
     2/28/94                              N/A           N/A        67,700          N/A         N/A        12,408

                                       127




                                                                                    Underwriting Commissions
                                       Total Underwriting Commissions                Retained by Underwriter
                                    --------------------------------------    -----------------------------------
                                      Fiscal        Fiscal        Fiscal        Fiscal      Fiscal       Fiscal
                                    year ended    year ended    year ended    year ended  year ended   year ended
                                     12/31/96      12/31/95      12/31/94      12/31/96    12/31/95     12/31/94
                                    ----------    ----------    ----------    ----------  ----------   ----------


Tax-Free Minnesota Fund               650,734       812,687     1,781,640       69,682     114,391       246,291
Minnesota Insured Fund                454,762       658,955     1,938,352       33,673      86,858       269,910
Tax-Free Missouri Insured Fund
     12/31/95 (1)                     211,558       316,387        37,792       29,607      53,274         5,375
     10/31/94                             N/A           N/A       467,540          N/A         N/A        65,646
Tax-Free New Mexico Fund
     12/31/95 (1)                      45,937        77,084         7,174        6,724      15,700         1,424
     10/31/94                             N/A           N/A       302,834          N/A         N/A        50,348
Tax-Free New York Fund                    465                                        0
Tax-Free North Dakota Fund             38,688        65,566       188,974        5,425      10,960        27,132
Tax-Free Oregon Insured Fund
     12/31/95 (1)                     149,165       265,488        30,428       20,166      42,930         4,107
     10/31/94                             N/A           N/A       398,064          N/A         N/A        55,282
Tax-Free Utah Fund
     12/31/95 (1)                       4,575        10,693         1,003          800       1,782           201
     10/31/94                             N/A           N/A        75,407          N/A         N/A        12,223
Tax-Free Washington Insured Fund
     12/31/95 (1)                      17,167        26,941         3,265        2,196       3,915           380
     10/31/94                             N/A           N/A        26,890          N/A         N/A         3,895
Tax-Free Wisconsin Fund
     12/31/95 (1)                     107,671       139,886       101,720       11,170      25,338        18,121
     8/31/94                              N/A           N/A       487,555          N/A         N/A        71,314

-----------------------
(1)  Effective 12/31/94, the Fund changed its fiscal year end to 12/31.

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Group. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge of $11.00 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Directors, including a majority of the disinterested directors. The Transfer Agent also provides accounting services to the Funds. Those services include performing all functions related to calculating the Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Group for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

          Norwest Bank Minnesota, N.A. ("Norwest"), Sixth Street & Marquette Avenue, Minneapolis, Minnesota 55402 is custodian of each Fund's securities and cash. As custodian for a Fund, Norwest maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.





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Capitalization

         The Board of Directors has allocated the following number of shares to each Fund and their respective classes:


Voyageur Insured Funds, Inc.                                                           10 trillion
         Delaware-Voyageur Tax-Free Arizona Insured Fund                               10 billion
                  A Class                                                               1 billion
                  B Class                                                               1 billion
                  C Class                                                               1 billion
         Delaware-Voyageur Tax-Free Colorado Insured Fund                              10 billion
                  A Class                                                               1 billion
                  B Class                                                               1 billion
                  C Class                                                               1 billion
         Delaware-Voyageur Minnesota Insured Fund                                      10 billion
                  A Class                                                               1 billion
                  B Class                                                               1 billion
                  C Class                                                               1 billion

Voyageur Intermediate Tax Free Funds, Inc.                                            10 trillion
         Delaware-Voyageur Tax-Free Arizona Intermediate Fund                          10 billion
                  A Class                                                               1 billion
                  B Class                                                               1 billion
                  C Class                                                               1 billion
         Delaware-Voyageur Tax-Free California Intermediate Fund                       10 billion
                  A Class                                                               1 billion
                  B Class                                                               1 billion
                  C Class                                                               1 billion
         Delaware-Voyageur Tax-Free Colorado Intermediate Fund                         10 billion
                  A Class                                                               1 billion
                  B Class                                                               1 billion
                  C Class                                                               1 billion
         Delaware-Voyageur Tax-Free Minnesota Intermediate Fund                        10 billion
                  A Class                                                               1 billion
                  B Class                                                               1 billion
                  C Class                                                               1 billion

Voyageur Mutual Funds II, Inc.                                                        10 trillion
         Delaware-Voyageur Tax-Free Colorado Fund                                      10 billion
                  A Class                                                               1 billion
                  B Class                                                               1 billion
                  C Class                                                               1 billion

Voyageur Tax Free Funds, Inc.                                                          10 trillion
         Delaware-Voyageur Tax-Free Minnesota Fund                                     10 billion
                  A Class                                                               1 billion
                  B Class                                                               1 billion
                  C Class                                                               1 billion
         Delaware-Voyageur Tax-Free North Dakota Fund                                  10 billion
                  A Class                                                               1 billion
                  B Class                                                               1 billion
                  C Class                                                               1 billion

         Voyageur Investment Trust and Voyageur Investment Trust III each has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class.

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         While all shares have equal voting rights on matters affecting each corporate entity, each Fund would vote separately on any matter, such as any change in its own investment objective and policies or action to dissolve the Fund and as prescribed by the 1940 Act. Shares of a Fund have a priority in the assets of the Fund, and in gains on and income from the portfolio of the Fund. Class A Shares, Class B Shares and Class C Shares of each Fund represent a proportionate interest in the assets of a Fund and have the same voting and other rights and preferences, except that, as a general matter, Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by a Fund under the Plan relating to the respective Class A Shares. The shares of each Class have no preemptive rights are fully transferable and, when issued, are fully paid and nonassessable.

         Beginning June 9, 1997, the names of the Funds have changed as follows:

         Previous Name                                             New Name
         Voyageur Arizona Limited Term Tax Free Fund        Delaware-Voyageur Tax-Free Arizona Intermediate Fund
         Voyageur Arizona Insured Tax Free Fund             Delaware-Voyageur Tax-Free Arizona Insured Fund
         Voyageur Arizona Tax Free Fund                     Delaware-Voyageur Tax-Free Arizona Fund
         Voyageur California Limited Term Tax Free Fund     Delaware-Voyageur Tax-Free California Intermediate Fund
         Voyageur California Insured Tax Free Fund          Delaware-Voyageur Tax-Free California Insured Fund
         Voyageur California Tax Free Fund                  Delaware-Voyageur Tax-Free California Fund
         Voyageur Colorado Limited Term Tax Free Fund       Delaware-Voyageur Tax-Free Colorado Intermediate Fund
         Voyageur Colorado Insured Tax Free Fund            Delaware-Voyageur Tax-Free Colorado Insured Fund
         Voyageur Colorado Tax Free Fund                    Delaware-Voyageur Tax-Free Colorado Fund
         Voyageur Florida Limited Term Tax Free Fund        Delaware-Voyageur Tax-Free Florida Intermediate Fund
         Voyageur Florida Insured Tax Free Fund             Delaware-Voyageur Tax-Free Florida Insured Fund
         Voyageur Florida Tax Free Fund                     Delaware-Voyageur Tax-Free Florida Fund
         Voyageur Idaho Tax Free Fund                       Delaware-Voyageur Tax-Free Idaho Fund
         Voyageur Iowa Tax Free Fund                        Delaware-Voyageur Tax-Free Iowa Fund
         Voyageur Kansas Tax Free Fund                      Delaware-Voyageur Tax-Free Kansas Fund
         Voyageur Minnesota Limited Term Tax Free Fund      Delaware-Voyageur Tax-Free Minnesota Intermediate Fund
         Voyageur Minnesota Insured Fund                    Delaware-Voyageur Minnesota Insured Fund
         Voyageur Minnesota Tax Free Fund                   Delaware-Voyageur Tax-Free Minnesota Fund
         Voyageur Missouri Insured Tax Free Fund            Delaware-Voyageur Tax-Free Missouri Insured Fund
         Voyageur New Mexico Tax Free Fund                  Delaware-Voyageur Tax-Free New Mexico Fund
         Voyageur New York Tax Free Fund                    Delaware-Voyageur Tax-Free New York Fund
         Voyageur North Dakota Tax Free Fund                Delaware-Voyageur Tax-Free North Dakota Fund
         Voyageur Oregon Insured Tax Free Fund              Delaware-Voyageur Tax-Free Oregon Insured Fund
         Voyageur Utah Tax Free Fund                        Delaware-Voyageur Tax-Free Utah Fund
         Voyageur Washington Insured Tax Free Fund          Delaware-Voyageur Tax-Free Washington Insured Fund
         Voyageur Wisconsin Tax Free Fund                   Delaware-Voyageur Tax-Free Wisconsin Fund


Noncumulative Voting
         Each investment company's shares have noncumulative voting rights which means that the holders of more than 50% of the shares an investment company voting for the election of directors can elect all the directors if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any directors.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission.




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APPENDIX A

SPECIAL FACTORS AFFECTING THE FUNDS
         The following information is a brief summary of particular state factors effecting the Funds and does not purport to be a complete description of such factors. The financial condition of a state, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the respective state Fund, or result in the default of existing obligations, including obligations which may be held by a Fund. Further, each state faces numerous forms of litigation seeking significant damages which, if awarded, may adversely affect the financial situation of such state or issuers located in such state. It should be noted that the creditworthiness of obligations issued by local issues may be unrelated to the creditworthiness of a state, and there is no obligation on the part of a state to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by a state.

         Bond ratings received on a state's general obligation bonds, if any, are discussed below. Moody's, S&P and/or Fitch Investors Service, Inc. provide an assessment/rating of the creditworthiness of an obligor. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by the rating service from other sources it considers reliable. Each rating service does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstance. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by any such rating agencies, if in their respective judgments, circumstances so warrant. The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.  Nature of, and provisions of, the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement(s) under the laws of bankruptcy and other laws affecting creditors rights.

         A revision or withdrawal of any such credit rating could have an effect on the market price of the related debt obligations. An explanation of the significance and status of such credit ratings may be obtained from the rating agencies furnishing the same. In addition, a description of Moody's and S&P's bond ratings is set forth in Appendix A hereto.

         The information contained below is based primarily upon information derived from state official statements, Certified Annual Financial Reports, state and industry trade publications, newspaper articles, other public documents relating to securities offerings of issuers of such states, and other historically reliable sources. It has not been independently verified by the Funds. The Funds make no representation or warranty regarding the completeness or accuracy of such information. The market value of shares of any Fund may fluctuate due to factors such as changes in interest rates, matters affecting a particular state, or for other reasons.

Factors Affecting Arizona Funds
         General Economic Conditions. Progressing from its traditional reliance on a cyclical construction industry, Arizona's economic base is maturing and diversifying.

         One of the nation's leaders in employment growth, Arizona created close to 335,000 jobs during 1990-95. After climbing by 6.2% in 1994, during which the state's economy produced the second-highest number of jobs of any year in Arizona history, job creation in Arizona is leveling off with employment growth of 4.2% in 1995-96, although this compares favorably with the national figure of 2.3%. Arizona's wage and salary employment grew 5.4% in 1995 and is forecast to increase by 4.3% in 1996, 3.7% in 1997 (adding more than

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



153,000 new jobs since 1995) and 3.0% in 1998.

         Arizona ranked third in the nation in personal income growth during 1990-95. Personal income growth is estimated at 8% in 1996, 6.7% in 1997, and 6.1% in 1998.

         Overall, Arizona's forecast is for continued but moderate rates of growth in employment and personal income. The numbers suggest a positive outlook, although less so in 1996 and 1997 than in 1994 and 1995. By 1997 employment growth is expected by Arizona to be less than half of Arizona's 1994 growth rate.

         Continued job growth is forecast by Arizona to be accompanied by strong population growth. During the last ten years, Arizona's population grew at an average rate of 3.5% to a total of 4.1 million people. Arizona's population grew by an estimated 2.8% in 1994 and 3.5% in 1995. That rate is expected by Arizona to drop back to 2.5% in 1996 and 2.6% between January of 1997 and January of 1998.

         Budgetary Process. Annually, no later than five days after the regular Legislative session convenes, the Governor must submit a budget to the Legislature. Before July 1 the budget is enacted through the passage of a General Appropriations Act, a Capital Outlay Bill and various Omnibus Reconciliation Bills (ORBs). The reconciliation bills are used for statutory adjustments that must be implemented to carry out the adopted budget. Upon presentation, the Governor has five days to sign the bills into law, veto it in its entirety, line-item veto individual items of appropriations, or allow the bill to become law without his signature. The Legislature may, with a two-thirds vote, override a veto or line-item veto.

         The Budget Reform Act of 1993 initiated a one-and two-year budget review process for State agencies beginning with the FY 1996/FY 1997. Agencies selected for annual review and appropriation are designated as Major Budget Units (MBUs). MBUs can be described as agencies with difficult issues requiring frequent and critical reviews and, ultimately, more resources. The 16 MBUs account for over 90% of the total General Fund expenditures. Agencies selected for biennial review and appropriation are designated as Other Budget Units
(OBUs). In 1996, combined MBU and OBU in the General Fund totaled $4.38 billion, and is estimated at $4.77 billion in 1997.

         Revenues and Expenditures. The General Fund closed fiscal year 1996 with a $399.9 million ending balance, setting a new record for the state, and the Executive plan for fiscal year 1997 anticipates a $254.9 million balance. Overall, fiscal year 1996 revenues exceeded the spring 1996 forecast by about $95.3 million. While there were many offsetting changes in the various revenue sources, the most notable were in corporate and individual income taxes. Revertments were anticipated to be about $75 million in spring 1996. The final closing of the books revealed total revertments of $112 million - a $37 million increase. However, some revertments will be administratively adjusted during fiscal year 1997 to pay bills.

         Fiscal Year 1997. In April 1996, when the fiscal year 1997 budget was adopted, the consensus revenue estimate was $4.72 billion. The current Executive forecast for fiscal year 1997 is $60 million higher, at $4.78 billion.

         The major revenue source remaining essentially unchanged from the spring 1996 forecast is transaction privilege taxes, still forecast to produce $2.21 billion for fiscal year 1997. As of November 1996, fiscal year 1997 YTD revenue collections were up 3.4% over the previous year and support the present Executive General Fund forecast. All three major revenue categories - individual income taxes, corporate income taxes and transaction privilege taxes - showed gains on a year-over-year basis. The most significant impact on fiscal year 1997 revenues will be the $200 million property tax reduction enacted in 1996, which has decreased revenues by some 3.2%. Overall, the Executive anticipates a 3.4% or $163.2 billion increase in base revenues of the current FY 1997 estimate. This compares to the 2.4%, or $112.5 million increase in base revenues between fiscal year 1996 and fiscal year 1997.

         Fiscal Year 1998. The Executive is recommending a base operating budget of $4.94 billion for fiscal year 1998, an increase of approximately $168.7 million. The majority of recommended expenditures for fiscal year 1998 are in the area of education. The K-12 budget (Department of Education) and the higher education

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budgets (Community Colleges and University system) account for 57% (over $2.8 billion) of the General Fund operating budget. Additionally, the health and welfare area accounts for over 23% (more than $1.1 billion), the protection and safety area accounts for over 12% ($579 million), and other areas of government account for less than 8% of the General Fund operating budget.

         The Executive fiscal plan for fiscal year 1998 is based on revenue estimates, yet still provides for Executive-initiated program changes of $59.6 million; a $100 million income tax reduction to continue the Governor's phase-out of that revenue source; an $84.7 million capital program; and a $28.0 million employee compensation package. The Executive projects a fiscal year 1998 ending balance of $11.2 million.

         Significant Litigation. In response to the court's ruling in the Roosevelt v. Bishop case in 1994, the Executive recommended $30 million for the first-year implementation of a capital assistance program for Arizona's schools. The program is designed to help school districts that lack bonding capacity due to low value or rapid growth. It requires an application that includes documentation of need and is submitted to a capital equity board. Income is provided for in a Capital Equity Fund which contains monies appropriated by the Legislature and $30 million annually from the Common School Land Fund (Permanent State School Fund). The Permanent State School Fund consists of revenues from the proceeds of the sale of natural resources or property from lands that have been granted by the United States to the State of Arizona for the support of common schools. In future years, the Capital Equity Fund may contain monies remitted by school districts for the repayment of loans. Funds are used to assist school districts with capital needs. For fiscal year 1999, the Governor recommends $40.5 million be appropriated from the Permanent State School Fund, which includes the $30 million appropriated to the Capital Equity Fund.

         Debt Administration and Limitation. The State is not permitted to issue general obligation debt. The particular source of payment and security for each of the Arizona Tax Exempt Obligations is detailed in the debt instruments themselves and in related offering materials. There can be no assurances with respect to whether the market value or marketability of any of the Arizona Tax Exempt Obligations issued by an entity other than the State of Arizona will be affected by financial or other conditions of the State or of any entity located within the State. In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the State, are subject to limitations imposed by Arizona's Constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, the State legislature cannot appropriate revenues in excess of 7% of the total personal income of the State in any fiscal year. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

         Although most of the Arizona Tax Exempt Obligations are revenue obligations of local governments or authorities in the State, there can be no assurance that the fiscal and economic conditions referred to above will not affect the market value or marketability of the Arizona Tax Exempt Obligations or the ability of the respective obligors to pay principal of and interest on the Arizona Tax Exempt Obligations when due.

Factors Affecting California Funds
         General Economic Conditions. California's economy is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in agriculture, manufacturing, high-technology, trade, entertainment, tourism, construction and services. Total State gross domestic product of $1 trillion in 1997 will be larger than all but seven nations in the world and California will become the first state to produce over one trillion dollars worth of goods and services in a single year.

         After suffering through a severe recession, California's economy has been on a steady recovery since the start of 1994. In 1996, California had eight consecutive months of record high employment levels. Employment grew over 330,000 non-farm jobs in 1996, and is expected to add another 330,000 jobs in 1997. The strongest growth has been in high technology and export-related industries, including computer software, business services, electronics, entertainment and tourism, all of which have offset the recession-related losses which were heaviest in aerospace and defense-related industries (which accounted for two-thirds of the job losses), and finance and insurance. Residential housing construction, with new permits rising from 94,000 units in 1996 to 110,000 in 1997, is weaker than in previous recoveries, but has been growing slowly since 1993.


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



         The State's July 1, 1994 population of 32.1 million represented over 12% of the total United States population. California's population is concentrated in metropolitan areas. As of July 1, 1994, the 5-county Los Angeles area accounted for 48% of the State's population, with 15.6 million residents, and the 10-county San Francisco Bay Area represented 21% with a population of
6.7 million. The June 1996 population projection forecasts 33.9 million California residents in July 1998.

         California enjoys a large and diverse labor force. For the year 1996, the total civilian labor force was 15,496,000 with 14,372,000 individuals employed and 1,124,000, or 7.3%, unemployed. In comparison, the unemployment rate for the United States during the same time was 5.4%.

         Budgetary Process. The State's fiscal year begins on July 1 and ends on June 30. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

         Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except K-14 education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution. Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

         Revenues and Expenditures. The moneys of the State are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

         Moneys on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account ("PMIA"). As of January 31, 1996, the PMIA held approximately $17.31 billion of State moneys, and $10.60 billion of moneys invested for 2,366 local governmental entities through the Local Agency Investment Fund ("LAIF"). The total assets of the PMIA as of January 31, 1996 were $27,912,100,000. The Treasurer does not invest in leveraged products or inverse floating rate securities. The investment policy permits the use of reverse repurchase agreements subject to limits of no more than 10% of PMIA. All reverse repurchase agreements are cash matched either to the maturity of the reinvestment or an adequately positive cash flow date which is approximate to the maturity date. The average life of the investment portfolio of the PMIA as of January 31, 1996 was 233 days.

         Special Fund for Economic Uncertainties. The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes. Inter-fund borrowing has been used for many years to meet temporary imbalances of receipts and

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



disbursements in the General Fund. As of June 30, 1995, the General Fund did not have any outstanding loans from Special Funds (but did have $4 billion of external loans represented by the 1994 Revenue Anticipation Warrant, Series C and D which matured on April 25, 1996). As of June 30, 1996, the General Fund Reserve for Economic Uncertainties was $234.6 million.

         Proposition 13. The primary units of local government in California are the counties. Counties are responsible for the provision of many basic services, including indigent health care, welfare, courts, jails and public safety in unincorporated areas. There are also about 480 unincorporated cities, and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes, and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. A recent California Supreme Court decision has upheld the constitutionality of an initiative statute, previously held invalid by lower courts, which requires voter approval for "general" as well as "special" taxes at the local level. Counties, in particular, have had fewer options to raise revenues than many other local government entities, yet have been required to maintain many services.

         In the aftermath of Proposition 13, the State provided aid from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. Under the pressure of the recent recession, the Legislature has eliminated the remnants of this post-Proposition 13 aid to entities other than K-14 education districts, although it has also provided additional funding sources (such as sales taxes) and reduced mandates for local services. Many counties continue to be under severe fiscal stress. While such stress has in recent years most often been experienced by smaller, rural counties, larger urban counties, such as Los Angeles, have also been affected.

         State Appropriations Limit. The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds. Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

         Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

         Orange County, CA. On December 6, 1994, Orange County, together with its pooled investment funds (the "Pools") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in their investments, causing a liquidity crisis for the Pools and Orange County. More than 200 other public entities, most of which, but not all, are located in Orange County, were also depositors in the Pools. Orange County has reported the Pools' loss at about $1.69 billion, or about 23% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Pools, including Orange County, faced interim and/or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. Orange County has embarked on a fiscal recovery plan based on sharp reductions in services and personnel, and rescheduling of outstanding short term debt using certain new revenues transferred to Orange County from other local governments pursuant to special legislation enacted in October, 1995. The State has no existing obligation with respect to any outstanding obligations or securities of Orange County or any of the other participating entities.


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         Litigation Generally. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In the consolidated state case of Malibu Video Systems, et al. v. Kathleen Brown and Abramovitz, et al., a stipulated judgment has been entered requiring return of $119 million plus interest to specified special funds over a period of up to five years beginning in fiscal year 1996-1997. The lawsuit challenges the transfer of monies from special fund accounts within the State Treasury to the State's General Fund pursuant to the Budget Acts of 1991, 1992, 1993, and 1994. Plaintiffs allege that the monetary transfers violated various statutes and provisions of the State Constitution.

         Fiscal Year 1996-1997. On January 10, 1996, the Governor released his proposed budget for the fiscal year 1996-97. The Governor requested total General Fund appropriations of about $45.2 billion, based on projected revenues and transfers of about $45.6 billion, which would leave a budget reserve in the SFEU at June 30, 1997 of about $400 million. The Governor renewed a proposal, which had been rejected by the Legislature in 1995, for a 15% phased cut in individual and corporate tax rates over three years (the budget proposal assumes this will be enacted, reducing revenues in 1996-97 by about $600 million). There was also a proposal to restructure trial court funding in a way which would result in a $300 million decrease in General Fund revenues. The Governor requested legislation to make permanent a moratorium on cost of living increases for welfare payments, and suspension of a renters tax credit, which otherwise would go back into effect in the 1996-97 fiscal year. The Governor further proposed additional cuts in certain health and welfare programs, and assumed that cuts previously approved by the Legislature will receive federal approval. Other proposals included an increase in funding for K-12 schools under Proposition 98, for state higher education systems (with a second year of no student fee increases), and for corrections. The Governor's Budget projected external cash flow borrowing of up to $3.2 billion, to mature by June 30, 1997. Revised estimates were published in the Governor's Budget Summary for fiscal year 1997-98. These estimates and projections are based upon various assumptions which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

         Preliminary General Fund revenues and transfers for fiscal year 1996-97 are $48.4 billion, a 4.56% increase from the prior year. Expenditures are estimated at $48.4 billion, a 6.6% increase. The Governor's Budget Summary for fiscal year 1997-98 projects a positive balance of $197 million in the budget reserve, the SFEU, at June 30, 1997. Special Fund revenues are estimated at $13.54 billion and appropriated Special Fund expenditures at $13.59 billion. As of June 30, 1996, the General Fund balance was $685.4 million. The estimate for June 30, 1997 is $648 million.

             Overall, General Fund revenues and transfers represent about 78% of total revenues. The remaining 22% are special funds, dedicated to specific programs. The three largest revenue sources (personal income, sales, and bank and corporation) account for about 73% of total revenues.

             Several important tax changes were enacted in 1996. The bank and corporation tax was reduced by 5%, and a number of targeted business tax incentives were put into place.

             1997-98 Fiscal Year. The Governor's proposed budget for fiscal year 1997-98 keeps General Fund spending below revenues. The budget provides for General Fund revenues and transfers of $50.7 billion, a 4.65% increase from 1996-97, and expenditures of $50.3 billion, a 4% increase. The budget provides for a General Fund Reserve for Economic Uncertainties of $553 million. The balance in the General Fund at the end of fiscal year 1998 is forecast at $1,004 million. Special Fund revenues are estimated to be $14 billion and appropriated Special Fund expenditures are projected at $14.3 billion.

             K-12 education remains the state's top funding priority -- nearly 42 cents of every General Fund dollar is spent on K-12 education. Education, public safety, and health and welfare expenditures constitute nearly 93% of all state General Fund expenditures. General Fund expenditures for 1997-98 are proposed in the following amounts and programs: $20.9 billion or 41.6% for K-12 education, $14.6 billion or 28.9% for health and welfare, $6.5 billion or 12.9% for higher education, and $4.3 billion, or 8.5% for youth and correctional programs. The remaining expenditures are in areas such as business, transportation, housing, and environmental protection.


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             The following are principal features of the Governor's 1997-98 budget proposal:

             For fiscal year 1997-98, the Governor's budget proposes a further 10% reduction in the bank and corporation tax rate phased in over a two-year period beginning with the 1998 tax year. This would implement the balance of the Governor's proposal last year for a 15% bank and corporation tax reduction. In addition, the Governor's Budget proposes that the State conform with recent federal changes in the allowable number of Subchapter S shareholders. Combined, these tax reduction proposals are estimated to reduce taxes by $93 million during 1997-98, and $336 million during 1998-1999.

             The Governor has proposed a $200 million bond to capitalize an Infrastructure Bank to help finance infrastructure projects related to business development. The budget also proposes $939,000 to create three new offices -- two in Asia and one in South America -- to provide California companies with representation and assistance in these emerging markets.

             Building on the 1996 class-size reduction initiative, the Budget proposes $304 million to reduce class size in an additional grade, and funding is provided to meet facilities-related costs of class size reduction in 1996-97. An additional $57 million is proposed for improved reading instruction in grades four through eight.

             The Budget includes the second year of the Citizens' Option for Public Safety Program, through which $100 million will be provided to local governments to increase frontline law enforcement.

             The Budget provides a $35 million Infant Health Protection Initiative, designed to protect children from abuse or neglect from substance-abusing parents. The budget also provides $15.3 million to increase immunizations for low-income children.

             Debt Administration and Limitation. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State Constitution prohibits the creation of indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. The State had $17,913,271,000 aggregate principal amount of general obligation bonds outstanding, and $8,383,864,000 authorized and unissued, as of December 31, 1996. Outstanding lease revenue bonds totaled $5.845 billion as of June 30, 1996, and are estimated to total $6.398 billion as of June 30, 1997.

             From July 1, 1995 to December 15, 1995, the State issued approximately $461 million in general obligation bonds and $44 million in revenue bonds. Refunding bonds, which are used to refinance existing debt, accounted for $81 million of the general obligation bonds and the entire $44 million of the revenue bonds. The Legislature placed two general obligation bond measures totaling $5 billion on the March, 1996 statewide ballot. Additional bond measures may be placed on the November 1996 ballot.

             General Fund general obligation debt service expenditures for fiscal year 1995-96 were $1.911 billion, and are estimated at $1.953 billion and $1.979 billion for fiscal years 1996-97 and 1997-98, respectively.

             The State's general obligation bonds have received ratings of "A1" by Moody's Investors Service, "A" by Standard & Poor's Ratings Group and "A+" by Fitch Investors Service, Inc.

Factors Affecting Colorado Funds
         General Economic Conditions. Colorado entered the Union on August 1, 1876, and was called the "Centennial State" in honor of the 100th anniversary of the Declaration of Independence. It is the eighth largest

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state in the nation, with an area of 104,247 square miles. The main feature of the state's geography is the Continental Divide, extending northeast to southwest and roughly bisecting Colorado into the Eastern and Western Slopes. The major rivers of Colorado are the Arkansas, Platte, Rio Grande, and Colorado. Colorado enjoys an average of nearly 300 days of sunshine per year. Precipitation varies from 8 inches per year in lower elevations to 23 inches in the mountains, with a yearly statewide average of 16.5 inches.

             The U.S. Bureau of Census estimates Colorado's population in 1996 at 3.821 billion. This represents a 2.0% increase over the 1995 estimate of
3.747 billion. Colorado's population growth is predicted at 1.9% in 1997 and 1.8% in 1998, both years higher than the 1.2% estimated national rate for 1997 and 1998. A large part of Colorado's current growth is related to growth in the West and to decentralization trends that emanate from California.

             As the primary services center for the Rocky Mountain region, the state suffered a sharp recession in the mid-to-late 1980s because of retrenchment in the energy sector. Real estate values dropped sharply, with evidence of overbuilding in commercial and residential sectors. Office vacancy rates in the Denver area soared, and the state lost significant jobs in mining and construction.

             Colorado's economic vitality returned and was evident through the 1991-1992 national recession and more recent recovery. Wage and salary employment growth topped 5.1% in 1994, but dropped to 4.7% in 1995 and an estimated 2.5% in 1996. Personal income grew 8% in 1995 but dropped to an estimated 6.3% in 1996. The state has added nearly 318,500 jobs during 1990-1995, mostly in service, trade, and government with an additional 45,200 estimated for 1996, a 2.5% increase from 1995, but lower than the 5.1% and 4.7% increases in 1994 and 1995, respectively. Construction employment has been strong, bolstered by the recently completed Denver International Airport construction, but activity has shifted to other public infrastructure projects and single-family homes. Estimates for 1996 show employment is now diversified among service (29.7%), trade (24.5%), government (16.2%), and manufacturing (10.5%). Housing starts have dramatically increased from 14,100 units permitted in 1991 to an estimated 41,400 in 1996. Conversely, the state's mining sector has recorded the loss of about 6,200 jobs since 1990. Transportation, communications and public utilities, as well as retail trade has been strong, growing 9% and 7.1%, respectively, in 1995. Income levels, while below their early 1980s peak, are rising, with per capita personal income at 103% of the national average.

             The Colorado economy will continue to chalk up gains in 1997 but not at the pace of the last three years. Absorbing the job cuts at Union Pacific Railroad, USWEST, and Fitzsimmon's Army Medical Center will curtail growth. The Colorado economy has now achieved more sustainable growth rates, but employment will begin to tail off at the turn of the century. While construction job losses at the airport largely have been absorbed into other public infrastructure projects and residential housing, the construction sector is likely to lose jobs as population growth slows. Projections of 2.4% employment growth and 6.4% growth in personal income for 1997 are still strong by national standards, but represent a slowdown from recent growth. The state unemployment rate should stay below the national rate.

             Significant Litigation. On June 19, 1995, the Colorado Supreme Court affirmed the December 1993 Arapahoe County District Court decision in favor of the Littleton School District. The Bolt v. Littleton School District case was a class action lawsuit brought by three taxpayers residing in the District. Plaintiffs argued that Littleton School District's 1993 property tax millage rate increase violated Amendment 1. The Amendment states that all Districts must obtain voter approval in advance of any new tax, tax rate increase, or mill levy above that for the prior year, unless annual District revenue is less than annual payments on G.O. bonds, pensions, and final court judgments, with certain exceptions. The School District increased its 1993 mill levy to pay debt service on its Series 1985 G.O. bonds. In affirming the Trial Court's ruling in favor of the District, the Supreme Court reasoned that the increase in the District's bond redemption mill levy for 1993 did not violate the provisions of Amendment 1 because the District already received voter approval for the tax rate increase when the Bonds originally were authorized by voters at an election in 1984. The ruling has significance for the Colorado municipal bond market because it upholds the right of Municipalities to increase property tax millage rates to pay debt service on G.O. bonds issued before Amendment 1.

                  The Littleton ruling follows another important ruling by the Colorado Supreme Court in September,

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1995 in the case of Bickel v. City and County of Boulder and Boulder Valley
School District. In that case the court upheld the right of Municipalities to request and obtain voter approval to issue G.O. bonds after passage of Amendment
1. Together, the Boulder and Littleton cases settle two of the most controversial Amendment 1 issues and should lead to a more orderly primary and secondary market for Colorado municipal bonds.

             Budgetary Process. The financial operations of the legislative, judicial, and executive branches of the state's government, with the exception of custodial funds or federal moneys not requiring matching state funds, are controlled by annual appropriation made by the General Assembly. The Transportation Department's portion of the Highway Fund is appropriated to the State Transportation Commission. Within the legislative appropriation, the Commission may appropriate the specific projects and other operations of the Department. In addition, the Commission may appropriate available fund balance from their portion of the Highway Fund.

             The legislative appropriation is constitutionally limited to the unrestricted funds held at the beginning of the year plus revenues estimated to be received during the year as determined by the modified accrual basis of accounting. The Governor has line item veto authority over the Long Appropriations Bill, but the General Assembly may override each individual line item veto by a two-thirds majority vote in each house. For budgetary purposes, cash funds are all funds received by the state that are neither general purpose revenues, nor revenues received from the federal government. General and cash fund appropriations, with the exception of capital construction, lapse at year-end unless executive action is taken to roll-forward all or part of the remaining unspent budget authority. Appropriations that meet the strict criteria for roll-forward are reserved at year-end. Capital construction appropriations are generally available for three years after appropriations.

             Revenues and Expenditures. Audited GAAP financial statements for the year-ended June 30, 1996 report an unreserved general fund balance of $368.5 million, or about 8.4% of general fund expenditures, and after setting aside reserve monies, as required by statute, the ending fund balance was $211.8 million. This is in contrast to the unreserved general fund balance of just $16.3 million in 1991 but lower than $488.5 million in 1995. In fiscal 1996, challenged to deliver on a 1988 plan to increase the state's contribution toward primary and secondary education, the state budget provided approximately $1.6 billion to K-12 education. Revenue growth was 6.8% in 1996, and 6.9% estimated in 1997, with sales tax collections growing 8.1% in fiscal 1996 and an estimated 5.0% in 1997, while individual income taxes grew 10.1% in fiscal 1996 and are projected to grow 9.1% in 1997.

             For fiscal year 1996, general fund expenditures exceeded revenues by $142.5 million due to actions taken during the 1996 legislative session. There has been a change in managing the TABOR (Article X) Reserve: the state controller transferred $196 million to the Controlled Maintenance Trust Fund
(CMTF) at the end of fiscal year 1996, with the balance in this fund satisfying the state's Article X reserve requirement. Also, the legislature increased the amount of the General Fund transfer to the Capital Construction Fund (up to $159 million from $120.3 million in fiscal year 1995).

             For fiscal year 1997, appropriations are right at the 6% expenditure limit of $4,151.9 million, or $235 million more than current-year spending. Factoring in the first year of the Governor's revenue spending plan for highways, the ending fund balance, after reserves, is estimated to increase by $27.8 million to $396.3 million. After set-asides for required reserves, the ending fund balance is projected to be $230.2 million, more than 5% of total expenditures.

             The Amendment 1 constitutional revenue and spending limit will not affect the fiscal 1997 or 1998 budget, because projected revenues and expenditures fall below limits. With slower population growth, the long-term projections suggest a convergence of revenues with the amendment's limits.

             General fund revenues for fiscal year 1997-98 are estimated to grow by 4.5%, or $207.2 million, compared to the projected 6.9% growth rate for 1996-97. This lower growth rate is primarily due to the Governor's proposal to eliminate intergovernmental transfers from the state's largest hospitals. After reserve set-asides, the state is estimated to have an ending fund balance of $159.7 million.

                  The State Controller may allow certain over expenditures of the legal appropriation with the

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approval of the Governor. If the State Controller restricts the subsequent year appropriation, the agency is required to seek a supplemental appropriation from the General Assembly or reduce their subsequent year's expenditures. As provided by statute, there is unlimited authority for Medicaid over expenditures. The Department of Human Services is allowed $1 million in over expenditures not related to Medicaid and unlimited over expenditures for self-insurance of its workers' compensation plan. An additional $1 million over expenditure is allowed for the Judicial Branch. State statute also allows over expenditures up to $1 million in total for the remainder of the executive branch.

             Debt Administration and Limitation. The Constitution prohibits Colorado from incurring G.O. debt, and most long-term financing takes the form of lease purchase obligations. The state relies on general fund appropriations for pay-as-you-go capital projects, with $159 million transferred to the capital construction fund in 1996 and $116 million estimated in 1997. Since 1988, the State's master lease purchase program primarily has been used to finance new correctional facilities. Lottery revenues are intended for repayment on these obligations, but deficiencies are appropriated from the general fund. In November 1992, Colorado voters approved an amendment that redirects lottery revenues to outdoor recreation. After 1998, alternate general fund resources will need to be allocated for future lease payments, but the annual lease payment obligation by then is only about $2.5 million. The State supports affordable housing through the Colorado Housing Finance Authority, whose G.O.s ultimately are secured by the State's moral obligation pledge.

             The Funds Management Act (the "Act") was enacted to allow the State to provide for temporary cash flow deficits caused by fluctuations in revenues and expenditures. Under the Act the State Treasurer is authorized to sell Tax and Revenue Anticipation Notes which are payable from the future anticipated pledged revenues. The law directs the State Auditor to review information relating to the Notes and report this information to the General Assembly. On July 6, 1996, the State Treasurer issued General Fund Tax Revenue Anticipation Notes (the "Notes") in the amount of $400 million. These Notes have a maturity date of June 27, 1997 and are not subject to redemption prior to maturity. The amount due at maturity is $418,000,000 consisting of the Note principal of $400,000,000 and interest of $18,000,000. To ensure the payment of the Notes, the Treasurer has agreed to deposit pledged revenues into the Account so that the balance on June 15, 1997, will be no less than the amount to be repaid. The Note agreement also provides remedies for holders of the Notes in the event of default.

                  Since the State of Colorado does not have G.O. debt, it does not have S&P, Moody's or Fitch ratings.

Factors Affecting Florida Funds
             General Economic Conditions. Florida is the twenty-second (22nd) largest state with an area of 54,136 square miles and a water area of 4,424 square miles. The State is 447 miles long (St. Marys River to Key West) and 361 miles wide (Atlantic Ocean to Perdido River) and has tidal shoreline of almost 2,300 miles. Florida has grown dramatically since 1980 and in 1994, ranked fourth among the fifty states with an estimated population of 13.9 million. By 1996, Florida's population increased to 14.4 million, with projections of 15 million by 1999. The State's strong population growth is one fundamental reason why its economy has typically performed better than the nation as a whole. Since 1984, the United States has had an average population increase of about 1.0% annually, while Florida's average annual rate of increase is around 2.3%. However, during 1992-96, Florida's annual net migration increase averaged 1.82% and is predicted at 1.8% for 1997-98. Yet, Florida has been, and continues to be, the fastest growing of the eleven (11) largest states.

             While many of the Nation's senior citizens choose Florida as their place of retirement, the State is also recognized as attracting a significant number of working age people. Since 1985, the prime working age population (18-44) has grown at an average annual rate of 2.2%. Florida's economic assets, such as competitive wages and low per capita taxes, have attracted new businesses and consequently have created many new job opportunities. The share of Florida's total working age population (18-59) to total population is approximately 54%.

                  Over the years, Florida's personal income has grown and has generally outperformed both the U.S. as a whole and the southeast in particular. The reasons for this are two fold. First, Florida's population has

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expanded. Second, the State's economy since the early seventies has diversified in such a way as to provide a broader economic base. As a result, Florida's personal income has tracked closely with the national average and, historically, above that of the southeast. From 1985 through 1994, Florida's per capita income rose an average of 5.2% per year, while the national per capita income increased an average of 5.1%. Real personal income increased 4.5% in 1995-96 and is estimated to increase 4.2% in 1996-1997 and increase 4.4% in 1997-1998, while real income per capita peaked at 2.6% in 1995-96 and is projected to grow at 2.3% in 1996-1997 and 2.6% in 1997-1998.

             In recent years, the State's service sector employment has accounted for approximately 85% of total non-farm employment. While structurally the southeast and the nation are endowed with a greater proportion of manufacturing jobs, which tend to pay higher wages, service jobs, historically, tend to be less sensitive to business cycle swings. Florida has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. The State's manufacturing sector has kept pace with the U.S., at about 2.7% of total U.S. manufacturing employment since the eighties.

             Total non-farm employment is expected to increase 2.9% or 180,000 jobs in 1996-97 and remain stable at 2.9% or 183,500 new jobs in 1997-98. The strongest areas in job growth in Florida in fiscal year 1997-98 are expected to be in services and a combination of retail and wholesale trade. Services are forecast to lead the economy, growing 4.3% (93,500 jobs) in fiscal year 1997-98, and accounting for about 51% of total new jobs in that year. Services are the single largest source of employment in Florida, making up about 35% of the total in fiscal year 1997-98.

             Wholesale and retail trade is projected to increase 2.9% in fiscal year 1997-98 (47,100 new jobs), which parallels general economic growth. This sector is the second largest, with about 25% of all jobs in the state, and is anticipated to contribute about 26% of the new jobs created in fiscal year 1997-98. Construction will exhibit modest growth of 2.5% (7,800 new jobs) reflecting stable construction activity supported by population growth. Manufacturing, with slightly more than 7% of total jobs, will have the slowest positive growth rate among the major sectors in fiscal year 1997-98, at less than 1% (2,800 new jobs).

             As the State's economic growth has slowed from its previous highs, the unemployment rate has tracked above the national average. More recently, Florida's unemployment rate has been below the national average. Florida's unemployment rate was 5.5% in 1995 and as of November 1996, the rate was 4.8%, giving an 11-month average of 5.3%. The national unemployment rate was 5.6% in 1995 and averaged 5.4% in 1996.

             Tourism is one of Florida's most important industries. Approximately 41 million people visited the State in 1995. In terms of business activities and State tax revenues, tourists in Florida effectively represented additional residents, spending their dollars predominantly at eating and drinking establishments, hotels and motels, and amusements and recreation parks. The State's tourist industry over the years has become more sophisticated, attracting visitors year-round, thus, to a degree, reducing its seasonality. Besides a sub-tropical climate and clean beaches that attract people in the winter months, the State has added, among other attractions, a variety of amusement and educational theme parks. This diversification has helped to reduce the seasonal and cyclical character of the industry and has effectively stabilized tourist related employment as a result. By the end of fiscal year 1996, 41.4 million domestic and international tourists are expected to have visited the State. In 1997-1998, tourist arrival should reach a high of 43.9 million, representing 3.2% growth from 1996-97. The current Florida Economic Consensus Estimating Conference forecast shows that the Florida economy is expected to decelerate along with the nation, but will continue to outperform the U.S. as a whole as a result of relatively rapid population growth.

             Budgetary Process. The budgetary process is an integrated, continuous system of planning, evaluation and controls. Individual state agencies prepare and submit appropriation requests to the Office of Planning and Budgeting, Executive Office of the Governor, no later than September 1 of the year next preceding Legislative consideration. After an evaluation of the agencies' requests, the Office of Planning and Budgeting, Executive Office of the Governor, makes recommendations to the Governor that are within previously established policy guidelines of the Governor and revenue estimate. Florida Statutes provides that

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financial operations of the State covering all receipts and expenditures be maintained through the use of three funds - the General Revenue Fund, Trust Funds, and Working Capital Fund. The General Revenue Fund receives the majority of State tax revenues. Monies for all funds are expended pursuant to appropriations acts. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund. The Florida Constitution adds a fourth fund, the Budget Stabilization Fund. The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget be kept in balance from currently available revenues each State Fiscal year (July 1-June 30). The Governor and Comptroller are responsible for insuring that sufficient revenues are collected to meet appropriations and that no deficit occurs in any State fund.

             Revenues and Expenditures. Financial operations of the State of Florida covering all receipts and expenditures are maintained through the above described four fund types - General Revenue Fund, Trust Funds, Working Capital Fund, and Budget Stabilization Fund. In fiscal year 1997-1998, an estimated 40% of total direct revenues to these funds will be derived from State taxes and fees. Federal funds and other special revenues account for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax, and beverage tax, which are estimated to amount to 72%, 8%, 4%, and 3%, respectively, of total General Revenue funds available.

             State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. For fiscal year 1997-1998, the Governor recommended appropriations from the General Revenue Fund for education, health and welfare, and public safety amounted to approximately 52%, 26%, and 16%, respectively, of total General Revenue funds available.

             Estimated fiscal year 1996-97 General Revenue plus Working Capital and Budget Stabilization funds available to the State total $16,601.7 million. Of the total General Revenue plus Working Capital and Budget Stabilization funds available to the State, $15,566.9 million of that is Estimated Revenues. With effective General Revenues plus Working Capital Fund appropriations at $15,582.2 million, unencumbered reserves at the end of 1996-97 are estimated at $610.1 million. Estimated fiscal year 1997-98 General Revenue plus Working Capital and Budget Stabilization funds available total $17,384.9 million, a 4.7% increase over 1996-97. The $16,301.5 million in Estimated Revenues represents an increase of 4.7% over the previous year's Estimated Revenues.

             The State Treasurer is responsible for investing the General Revenue Fund and trust fund monies. Authorized investments include certificates of deposits in Florida banks and savings and loan associations, direct obligations of the United States Treasury, commercial paper and banker's acceptances, medium-term corporate notes and co-mingled and mutual funds. Among other functions, the Treasurer also serves as administrator of the Florida Security for Public Deposit Program. This program encompasses all governmental entities in the State. Participating banks and savings and loan associations guarantee government deposits and pledge collateral at levels varying between 50% and 125%. Acceptable collateral includes obligations of the United States Government and its agencies, obligations of the State of Florida and its political subdivisions, and obligations of several states.

             Debt Administration. By law, the State of Florida is not authorized to issue obligations to fund governmental operations. State bonds, pledging the full faith and credit of the State of Florida may be issued only to finance or refinance the cost of State fixed capital outlay projects upon approval by a vote of the electors. Article III, Section 11(d) of the Florida Constitution provides that revenue bonds may be issued by the State of Florida or its agencies without a vote of the electors only to finance or refinance the cost of State fixed capital outlay projects which shall be payable solely from funds derived directly from sources other than State tax revenues.

             Florida maintains a bond rating from Moody's Investors Services
(Aa), Standard and Poor's Corporation (AA) and Fitch Investors Service, Inc.
(AA) on all of its general obligation bonds. As of June 30, 1996, the state's net outstanding debt totaled $9.2 billion. Approximately 67% of Florida's debt is full faith and credit bonds while the remaining 33% is comprised of revenue bonds pledging a specific tax or revenue. Debt

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was issued to finance capital outlay for educational projects of local school districts, community colleges and state universities, environmental protection and highway construction.

Factors Affecting Idaho Fund
             General Economic Conditions. State Government in Idaho originates from the State Constitution adopted at the constitutional convention of August 6, 1889, and ratified by the people in November of the same year. Congress approved the Constitution and admitted Idaho to the Union on July 3, 1890. Idaho, located in the northwestern portion of the United States, is bordered by Washington, Oregon, Nevada, Utah, Wyoming, Montana and Canada. Idaho's land area consists of 83,557 square miles of varied terrain including prairies, rolling hills and mountains with altitudes ranging from 736 feet to 12,662 feet.

             With close of 1996, Idaho completed the tenth consecutive year of economic expansion, maintaining one of the fastest annual growth rates of employment and income among all states; employment is estimated to increase nearly 4% and personal income increased 6.3% during 1996. However, the rapid employment increases enjoyed by the state for the last ten years have already begun to slow and are anticipated to continue slowing to the 2.7% range. The unemployment rate dropped from 5.4% in 1995 to 5.0% in 1996, its lowest level since 1978. Personal income is expected to drop to 5.3% in 1997, but then begin to grow at rates of 5.7% and 6.1% during 1998 and 1999, respectively. Idaho's population growth, which peaked at 3.0% in 1994, is expected to taper gradually to 2.2% over the next few years, which will have a dampering effect on the state's housing industry.

             Exports. Exports of agricultural and manufactured goods played an ever increasingly important role in Idaho's economic performance. With Japan, the United Kingdom, Canada, Singapore, and Taiwan as the state's biggest customers, Idaho's export value rose from $1.9 billion in 1993 to $2.3 billion in 1994, a 21% increase; non-farm exports rose 20% in that period to $1.32 billion, creating an estimated 5,000 new jobs; exports climbed 187% from 1987 to 1993. Idaho ranked thirty-second among the states in the total value of goods and services exported in 1994. Japan was Idaho's best customer importing $263 million worth of goods and services; the United Kingdom increased its imports from Idaho 31% to $183 million and Canada came in third at $161 million for a 34% increase over 1993.

             The jobs supported by Idaho's recent experiences in exports markets are relatively evenly distributed between farm and manufacturing jobs. The return to the state government from its investment in promoting Idaho products abroad is elevated tax revenues. In 1996, the state tax revenues increased 5% to $1.35 billion, a decrease from the 10% gain in 1995; taxable sales rose 10.5% in 1994 to $10.5 billion, the third year of double digit growth. State tax revenues are expected to grow only 1.7% in fiscal year 1997 to $1.374 billion, but increase to $1.449 billion or 5.5% in 1998. Approximately 35.5% of the revenues for fiscal year 1998 are expected to come from sales tax.

             Importance of Water. Although located in the arid West, Idaho has large water resources which have dominated its history and development and may prove equally important to its future. There are 26,000 miles of rivers and streams and more than 2,000 natural lakes. Three of Idaho's rivers--Clearwater, the Kootenai and the Salmon--are more than half as large as the Colorado. The Snake Plain Aquifer is one of the largest fractured basalt aquifers in the world. Equally important to quantity is the quality of Idaho's waters, which remains outstanding. The drop in elevation of rivers like the Snake allow valuable hydropower production, allowing the State some of the lowest electricity rates in the nation.

             Agriculture. Idaho has traditionally been an agriculture state. Livestock, beef, dairy cattle, and sheep are important to the economy, while the major crops of Idaho's farmers include potatoes, wheat, barley, sugar beets, peas, lentils, seed crops and fruit. According to recent estimates, agricultural related products make up 16% of Idaho's Gross State Product, making them key elements in Idaho's economic performance. The improvement in water conditions will help Idaho farmers on the supply side of the market; the third wheat crop of over 100 million bushels is predicted for 1995. The combination of improved demand and supply conditions pushed wheat prices to well above the $4.00 level during 1994. In Idaho's most famous agricultural market, potatoes, 1994 production rose 6.4% to 134.3 million cwt and for Idaho's largest cash crop, beef, production rose 7%. When all market factors are taken into consideration, including an expected reduction of 2% in the

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nation's wheat production, the outlook for Idaho's agricultural industry improves in 1995, with the state's beef production increasing at least 3% and wheat production matching or exceeding previous records. The net result is growth in farm proprietor income and agricultural employment. From December 1993 to December 1994 agricultural employment increased 18.1% to 25,240 driven by a 39.2% increase in hired workers. In recent years, the growth in agricultural employment has slowed. From December 1995 to December 1996, total agricultural employment increased only 0.3% to 26,930 and the number of hired workers increased only 0.6%.

             Service Producing Sector. By the most important economic measures, the service producing sector is the heart of Idaho's economy; it accounts for 68% of Gross State Product and 78% of all nonagricultural jobs. For 1996, and the next three years, employment growth in the service producing sector is expected to slow from its 1995 rate of 4.2% to 3.6% in 1996 and around 2.9% the next few years. Within the service producing sector, the weakest performer is expected to be the federal government, which will have stable employment with some decreases due to downsizing of services and employees. The retail trade and services sector recorded the largest gains in 1996, at 3.8% and 6.2%, respectively, with such increases continuing in the 3.2% and 4.5% range, respectively. State and local governments, including public education, are expected to expand at an average of 2% per year over the forecast period in response to population pressures. This is lower than the 3-4% growth rates in previous years. The remaining components of the service producing sector, including the finance, insurance, transportation, communication and public utility industries, are expected to continue to have mixed experiences with employment; growth partly offset by right-sizing. The net result is that these industries are expected to average around 2.0% per year employment growth through 2000.

             Goods Producing Sector. The goods producing sector, composed of manufacturing, mining, and construction, had two of the star performers in the state's ten years of economic expansion; electronics and construction. Both of these industries have begun to slow and are expected to have substantially slower growth rates in 1997; the goods producing sector will be a consistent rather than spectacular performer. Metal mining employment has increased 25% since 1994, with metal prices determining demand. Overall, this sector's employment gains are expected to decline from the 4.7% level for 1996 to 0.2% and 1.4% for 1997 and 1998, respectively. The causes of the dramatic shifts are some restructuring in microelectronics, the economic hardships suffered in resource based industries and a slowing in residential construction. Even with offsetting job creation at some electronic firms in other goods producing industries, this sector will have to wait until 2000 for employment to recover a 2% growth rate.

             Budgetary Process. In the fall of each year, all agencies of the State submit requests for appropriations to the Governor's Office, Division of Financial Management, so a budget may be prepared for the upcoming legislative session. The budget is generally prepared by agency, fund, program, and object. The budget presentation includes information on the past year, current year estimates, and requested appropriations for the next fiscal year.

             The Governor's proposed budget is presented to the legislature for review, change, and preparation of the annual appropriation acts for the various agencies. The legislature enacts annual appropriations for the majority of funds held in the state treasury. These budgets are adopted in accordance with State statutes. Both houses of the legislature must pass the appropriation acts by a simple majority vote. The appropriation acts become law upon the Governor's signature, or 10 days after the end of the session if not signed by the Governor.

             For funds that are annually appropriated, the State's central accounting and reporting system controls expenditures by appropriation line-item. At no time can expenditures exceed appropriations, and financially related legal compliance is assured. At fiscal year end, unexpended appropriation balances may: (1) revert to unreserved fund equity balances and be available for future appropriations; (2) be reappropriated as part of the spending authority for the future year; or, (3) may be carried forward to subsequent years as outstanding encumbrances with the approval of the Division of Financial Management.

                  Revenues and Expenditures. Fiscal Year 1996. General Fund revenue in fiscal year 1996 was $1,351.3 million. There was an additional $2.926 million due to carryover from the prior fiscal year. Fund transfers reduced funds available by $2.652 million. Net General Funds available in fiscal year 1996 totaled

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$1,349.3 million. Total General Fund revenue growth was $64.2 million, or 5% in fiscal year 1996. Strongest growth was in sales tax and income tax.

             Expenditures in fiscal year 1996 consisted of $1,348.8 million in original appropriations, plus $4.71 million in supplementals and reappropriations, less $16.2 million in reversions and holdbacks. Net expenditures in fiscal year 1996 were $1,337.6 million. An ending balance of $11.7 million was carried over into fiscal year 1997.

             In response to the major flood in northern Idaho in 1996, the Governor issued Executive Order 96-04 that authorized transfers from the Budget Reserve Fund and the Water Pollution Control Fund to meet the state and local match requirement of federal grants. Subsequently, $1 million from each fund was transferred. In addition, the Legislature authorized a $.04 per gallon increase on the gasoline tax with the first $6 million to be used as match on infrastructure reconstruction and repair. As of November 30, 1996, state revenue for this fund was $3.88 million and the total expended was $3.48 million.

             Fiscal Year 1997. Total funds available to the General Fund in fiscal year 1997 are estimated to be $1,405.3 million. This consists of an estimated $11.7 million carryover from fiscal year 1996, plus $4.99 million transferred in from other funds and $1,374 million in base revenues, less $2.65 million in transfers to other funds. The Governor is recommending that the Legislature give the State Board of Examiners the authority to transfer up to $17.25 million from the Budget Reserve on June 30, 1997 in order to fund the fiscal year 1997 holdback of funds for public schools. General Fund expenditures and fund transfers authorized for fiscal year 1997 are $1,405.3 million. This leaves no General Fund carryover in fiscal year 1998.

             The revised fiscal year 1997 Executive revenue forecast of $1,374 million reflects 1.7% growth over fiscal year 1996. The revised base General Fund revenue forecast for fiscal year 1997 consists primarily of sales and income tax receipts. Product taxes account for a little over 1% of General Fund revenues, and miscellaneous receipts account for approximately 5% of General Fund revenues.

             General Fund expenditures in fiscal year 1997 consist of $1,412.6 million in original appropriations, plus $2.25 million in reappropriations, less $17.71 million in executive branch holdbacks, plus $8.13 million in net supplementals. The executive holdback does not include the public schools, the state treasurer, or the Catastrophic Health Care Program. The majority of supplementals go toward privatization of medical services, additional inmate housing costs, and juvenile offender private placement costs.

             Fiscal Year 1998. The amount of total funds available to the General Fund in fiscal year 1998 is estimated to be $1,449.6 million. This consists entirely of General Fund revenue from individual income tax, sales tax, corporate income tax, and miscellaneous revenue. General Fund expenditures authorized for fiscal year 1998 are $1,448.8 million. This leaves an estimated free-fund balance of $771,000 in the General Fund at the end of fiscal year 1998.

             The original Executive revenue forecast of $1,449.6 million for fiscal year 1998 reflects 5.5% growth over fiscal year 1997. General Fund revenues consist primarily of sales tax generating 35.5% or $514.3 million of total revenue and income tax representing 50.5% or $732.3 million. The net growth rate for total General Fund revenue in fiscal year 1998 is 3.2%.

             Expenditures in fiscal year 1998 consist of $1,382.7 million in base spending plus $66.1 million in salary increases, inflation adjustments and non-standard adjustments, replacement capital outlays, annualizations, and enhancements. Above base increases in public school expenditures are the largest item of increase, with $15.53 million provided as a lump sum. A state worker salary increase of 2% accounts for $7.8 million of increase above the base. Replacement capital outlay and related operating expenditures are $6.1 million and enhancements are $41.8 million. Inflationary adjustments for transportation and medical costs, annualizations and other nonstandard adjustments total $14.2 million.

                  Debt Administration and Limitation. The State has no outstanding general obligation bond debt. By law, if the General Fund cash flow shortages exist for more than 30 days, the State Treasurer must issue a tax

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anticipation note to correct the shortfall. The State Treasurer has issued internal tax anticipation notes which are notes issued by the General Fund to borrow monies from other available State funds or accounts. Internal tax anticipation notes were not issued in fiscal years 1988 through 1994. In the past ten fiscal years the State Treasurer has issued "External" tax anticipation notes which were sold in the open market. All Notes issued by the State must mature not later than the end of the then current fiscal year. Each Note when duly issued and paid for will constitute a valid and binding obligation of the State of Idaho. The faith and credit of the State of Idaho are solemnly pledged for the payment of the Notes.

             Series 1994 Notes. The State issued $200 million in Tax Anticipation Notes ("TANs") on July 5, 1994, which mature on June 29, 1995. The 1994 Notes were issued in anticipation of the income and revenues and taxes to be received by the General Fund during the fourth quarter of the 1995 fiscal year. As required by law, all income and revenues from the taxes collected during the fourth quarter of the 1995 fiscal year shall be deposited into the Note Payment Account as received until the monies therein together with investment earnings shall be sufficient to pay principal and interest on the Notes at maturity. Sufficient monies to redeem the Series 1994 Notes with full payment of interest at maturity have been deposited into the Note Payment Account held by an escrow agent. These monies will be transferred to the paying agent on June 29, 1995, for payment of the Series 1994 Notes.

             Series 1995 Notes. The $200 million TANs are being issued to fund the State's anticipated cash flow shortfalls during the fiscal year ending June 30, 1996. The 1996 fiscal year General Fund cash flow (before borrowing) is estimated to have a negative balance at the end of the months of July through March and May with the greatest ending month cash deficit estimated to be $244,670,000 at the end of November. However, each month's mid-month cash deficit is estimated to be greater than the end-of-the-month deficit balance. This situation occurs because only approximately 20% of the month's revenues are received during the same period. The majority of taxes are received during the second half of the month because of statutorily established dates for tax payments. A primary factor in the heavy percentage of first half expenditures are the required dates for General Fund transfers to the public schools. The greatest projected mid-month deficit for the 1996 fiscal year is $296,613,000 occurring on November 15, 1995. Moody's Investors Service and Standard and Poor's corporation have assigned the 1995 Notes the rating of MIG-1 and SP-1+ respectively.

Factors Affecting Iowa Fund
             General Economic Conditions. For Iowans, 1996 was a year of continued but slow growth and economic consolidation following several years of substantial growth. Iowa's seasonally adjusted unemployment rate increased from 3.8% in December 1996, to 3.6% in January 1997, according to a report released by the Iowa Department of Employment Services (DES). The statewide jobless rate was also reported at 3.6% in January 1996. The State's Department of Employment Services measures the number of individuals in non-farm payroll jobs from state unemployment tax records. In January 1997, 17,300 more Iowans were working at payroll jobs than one year earlier. Of this increase, 14,800 was in services, 3,400 was in transportation, 2,400 in durable goods, and 900 in construction. The retail trade sector, after years of expansion, decreased 1,500 from January 1996 to January 1997, indicating signs of leveling-off. Manufacturing as a whole decreased 300 over the year. According to the Iowa Economic Forecasting Council, payroll employment is expected to grow by 10,290, or .7% in 1997, and by another 11,520 or 0.8% in 1998.

             During the late-1980's and early 1990's Iowa became a major exporting state. Despite its inland location, Iowa has been a major supplier to the world's markets for industrial machinery, instruments and measurement devices, electronics, specialized transportation equipment, chemicals and pharmaceuticals, processed food products, farm commodities and livestock. During the years 1991-1993, the value of Iowa's factory exports increased a compounded rate of 9% per year. In 1994, factory exports increased 17% to $3.4 billion while farm exports fell to $2.4 billion. The drop in farm exports in 1994 was tied to the flood in 1993 and the diminished size of the crop that went into storage. Even though the circumstances were unique, the facts were clear: factory exports surpassed farm exports for the first time in Iowa's history. In 1995, the export of factory goods accounted for $4.1 billion, or 51% of the $8.1 billion total exports from Iowa. For the first half of 1996, the value of factory exports grew by 17% over the value exported during the same period in 1995. At this rate of growth, 1996 factory exports could grow to $4.7 billion for the year.


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             One of the issues addressed by the Governor and the General
Assembly during Fiscal Year 1995, was the increasing amount of property taxes levied to support expenditures for mental health. Legislation was passed which provides significant property tax relief through a process of managed care and through increased State assistance which will ultimately finance 50% of the mental health expenditures funded by property taxes. This legislation established a new Mental Health/Developmental Disabilities Fund at the county level and provided State appropriations for mental health property tax relief in the amount of $61 million, $78 million and $95 million for fiscal years 1996, 1997, and 1998 respectively. The amount of property taxes that may be levied in this fund is limited and the property taxes must be reduced dollar for dollar for each dollar of mental health property tax relief the counties receive. In addition to the $17 million increase already enacted, in January of 1997, the Governor recommended the appropriation for fiscal year 1998 be increased $6.2 million, 2.89% of net expenditures, and an additional $6.5 million for fiscal year 1999, to adjust for inflation.

             The second item of property tax relief was the elimination of property taxes on industrial machinery, equipment and computers acquired after January 1, 1994, and a phase-out of the property taxes on existing industrial machinery, equipment and computers. For fiscal years 1997 through 2006, county auditors may file claims with the State for partial replacement of lost taxes.

             For fiscal year 1998-99, the Governor proposed an across-the-board reduction of personal income tax rates by 10%. This would allow Iowans to keep an additional $200 million a year. The Governor proposed that, when passed in the spring of 1997, tax rates be reduced to 5% retroactive to January 1, 1997, with the remaining 5% effective January 1, 1998. The Governor also recommended a 15% income tax reduction for the Family Opportunity Plan unveiled in 1994.

             Budgetary Process. The current statewide accounting system was implemented in 1983 and has been periodically upgraded and modified. As part of that implementation, and on an ongoing basis, emphasis has been placed on the adequacy of internal and budgetary controls. Internal controls are in place to provide reasonable, but not absolute, assurance that assets are safeguarded against unauthorized use or disposition, and that financial records from all appropriate sources are reliable for preparing financial statements and maintaining accountability. All claims presented for payment must be certified by the appropriate department that the expenditure is for a purpose intended by law and a sufficient unexpended appropriation balance is available. The automated statewide accounting system also performs various edits to assure appropriation authorizations are not exceeded. For programs supported totally or in part with federal or other funds, expenditures can not exceed the sum of appropriations and additional dedicated revenue that is received. If dedicated revenue is not received as expected, expenditures must be reduced in a like manner.

             Revenues and Expenditures. Most State operations are accounted for through the following Governmental fund types: General, Special Revenue, and Capital Projects. Total General Fund receipts for fiscal year 1996 were $4,404.5 million, a 6.03% increase from the prior year. Of this amount, $4,038.9 million came from special taxes, with 49.5% from personal income tax and 30% from sales tax. The Cash Reserve increased 5% from the previous fiscal year to $201.6 million. Total net refunds of taxes paid for fiscal year 1996 were $382.1 million.

             Total General Fund appropriations for fiscal year 1996 were $3,855.4 million. Approximately 41.4% or $1.6 billion was for education, and 18.9% or $727.7 million was for human services.

             Total General Fund receipts for fiscal year 1997 are estimated at $4,627 million, a 5% increase. Of this amount, $4,261.8 is predicted to come from special taxes, with 49.5% from personal income tax and 29.9% from sales tax. The cash reserve for fiscal year 1997 is estimated to increase 5% to $215 million. Total net refunds of taxes paid for fiscal year 1997 are estimated at $387.9 million.

             Total General Fund appropriations for fiscal year 1997 are estimated at $4,134.7 million, a 7.2% increase from fiscal year 1996. Approximately 43% is dedicated to education and 18.1% to human services. Ongoing spending is about 8% less than total available revenue, leaving a $346 million unspent general fund balance in fiscal year 1997, the largest in the nation.


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             Debt Administration and Limitation. The Constitution of the State
of Iowa prohibits the State from exceeding a maximum of $250 thousand in general obligation debt without voter approval. However, State law authorizes the issuance of Tax and Revenue Anticipation Notes (TRANS), provided that the total issuance does not exceed anticipated revenue receipts for the fiscal year and that the total issuance matures during the fiscal year. For the first time in the last ten years, it was not necessary this year for the State to issue TRANS.

             Revenue bonds issued by various authorities of the State totaled $1,255.9 million outstanding at fiscal year-end 1995. This amount consisted of $7.8 million of internal service revenue bonds, $559.9 million of component unit
- proprietary funds revenue bonds (housing and higher education), $519.1 million in revenue bonds issued by the three State universities (for facilities), and $106.5 million and $62.5 million in various bonds issued by the Iowa Finance Authority for the Underground Storage Tank Program and the Department of Corrections, respectively.

             Certificates of Participation (COPS), issued by the State and outstanding at fiscal year-end, amounted to $135.2 million. COPS represents an ownership interest of the certificate holder in a lease purchase agreement. Other financing arrangements payable, excluding COPS, totaled $3.8 million at June 30, 1995. State agencies, including the universities, have also entered into capital leases and installment purchase agreements for various purposes. Total long-term capital leases and installment purchases outstanding on June 30, 1995, was $38.2 million.

                  Since the State of Iowa does not have G.O. debt, it does not have S&P, Moody's or Fitch ratings.

Factors Affecting Kansas Fund
             General Economic Conditions. Kansas is the 14th largest state in terms of size with an area in excess of 82,000 square miles. It is rectangular in shape and is 411 miles long from east to west and 208 miles wide. The geographic center of the 48 contiguous states lies within its borders. Kansas became the 34th state in 1861 and Topeka was chosen to be the capitol later that year. The population of the State of Kansas has grown from 2,477,588 in 1990 to 2,554,047 in 1994. This represents a percentage increase of 3.1%. In comparison, the growth in population of the United States was 4.7%.

             In 1996, jobs across Kansas were up 2.3%, for a net increase of 27,100 new jobs. There was a 3.8% growth rate from October 1995 to October 1996. National job growth for the same period was 2.1%. Total non-farm employment as of October 1996 was 1,233,200. This was 19,000 higher than the previous year. Trade led growth with the addition of 8,700 new jobs. Manufacturing employment rose by 4,600 over the year, primarily from increased production of aircraft and parts. More business in special trade contracting and heavy construction added 3,600 construction jobs during the year. Services employment rose by 2,300, with substantial increases in social, management, and business services. Transportation-utilities added 2,100 jobs, primarily from growth in communications firms. Gains in banking and insurance provided most of the 1,500 new jobs in the finance division. Mining edged up only 100 over the year. Government had the only decrease, down 3,900 from October 1995.

             During 1995 and 1996, the Kansas unemployment rate decreased from 4.4% to an estimated 3.9%, respectively. This compares favorably with a national unemployment rate in 1995 and 1996 of 5.6% and an estimated 5.4%, respectively.

             Budgetary Process. The Governor is statutorily mandated to present spending recommendations to the Legislature. "The Governor's Budget Report" reflects expenditures for both the current and upcoming fiscal years and identifies the sources of financing for those expenditures. The Legislature uses "The Governor's Budget Report" as a guide as it appropriates the money necessary for state agencies to operate. Only the Legislature can authorize expenditures by the State of Kansas. The Governor recommends spending levels, while the Legislature chooses whether to accept or modify those recommendations. The Governor may veto legislative appropriations, although the Legislature may override any veto by two-thirds majority vote.

             The state "fiscal year" runs from July 1 to the following June 30 and is numbered for the calendar year in which it ends. The "current fiscal year" is the one which ends the coming June. The "actual fiscal year"

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is the year which concluded the previous June. The "budget year" refers to the next fiscal year, which begins the July following the Legislature's adjournment. In "The FY 1997 Governor's Budget Report," the actual fiscal year is fiscal year 1995, the current fiscal year is fiscal year 1996, and the budget year is fiscal year 1997. By law, "The Governor's Budget Report" must reflect actual year spending, the Governor's revised spending recommendations for the current fiscal year, state agency spending requests for the budget year, and the Governor's spending recommendations for the budget year. The budget recommendations cannot include the expenditure of anticipated income attributable to proposed legislation.

             Revenues and Expenditures. The State General Fund is the largest of the "uncommitted" revenue sources available to the state. It is also the fund to which most general tax receipts are credited. The Legislature may spend State General Fund dollars for any purpose. All revenues coming into the state treasury not specifically authorized by statute or the constitution to be placed in a separate fund are deposited in the State General Fund.

             Fiscal Year 1996. The Governor's fiscal year 1996 budget recommendations total $7.9 billion from all funding sources and approximately $3.47 billion from the State General Fund. The budget includes a total of 44,697.9 state employees, a reduction of 118.7 from the amount approved by the 1995 Legislature. These recommendations reflect significant changes to the budget approved by the 1995 Legislature. In September 1995, the Governor announced the need for a 1.5% across-the-board reduction to the budgets of most agencies funded through the State General Fund. This action was necessary because of a shortfall of approximately $25 million in estimated fiscal year 1995 receipts and resulting downward revisions to the consensus revenue estimate made for fiscal year 1996. In addition to the 1.5% reduction, significant savings were available in agency budgets because of a reduction in the funding requirements for group health insurance rates for state employees and in the funding necessary for the state share of local option school budgets. In total, these adjustments allow the Governor to recommend a budget which maintains the targeted 7.5% ending balance for fiscal year 1996 while providing only necessary supplemental appropriations to maintain commitments to higher education and public schools. In addition, the Governor directed all agencies under his supervision to reduce their workforce by 2% in fiscal year 1996 through attrition and retirements. The salary savings attributable to those reductions will be identified at the end of the fiscal year.

             Fiscal Year 1997. The fiscal year 1997 budget recommendations include all funding source expenditures of $7.8 billion, a reduction of almost $100 million from fiscal year 1996. The largest single source of fiscal year 1997 receipts is the State General Fund, with 46.6% of the total receipts. Individual income taxes account for the largest source of State General Fund revenue, totaling $1.410 billion (39.9%) in fiscal year 1997. The next largest category, sales and use taxes, is projected to generate $1.392 billion (39.5%) for the State General Fund during fiscal year 1997. State General Fund expenditure recommendations for fiscal year 1997 are $3.52 billion, an increase of 1.4%. The Governor recommends that $1,923.7 million, or 54.6% of State General Fund expenditures be used for aid to local units of government.

             Federal grants represent 21.9% of total receipts from all funding sources, with 42 state agencies receiving $1.7 billion in fiscal year 1997. Of the $1.7 billion, 50.4% will go to the Department of Social and Rehabilitation Services. This is followed by the Department of Transportation, 15.4%, the Department of Education, 12%, the Regents institutions, 5.8%, and the Department of Health and Environment, 4.3%. The remaining 12.1% is distributed to 29 other agencies. Agency service charges include revenues received for services provided by state agencies. This includes charges for inspections, examinations, and audits; fees collected for tuition and fees at the Regents institutions; and admissions to the Kansas State Fair. This revenue category represents 6.6% of total receipts for fiscal year 1997.

             Dedicated sales tax receipts represent revenues from four taxes that are collected for a specific purpose and are deposited in special revenue funds, rather than the State General Fund. Taxes on motor fuels and vehicle registrations as well as a dedicated sales tax of one-quarter of a cent are credited to the State Highway Fund. A statewide property tax of 1.5 mills is assessed for construction and maintenance of state buildings at Regents institutions and state hospitals. This revenue category represents 5.1% of total receipts for fiscal year 1997.


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             Other special revenue receipts include license fees, interest earnings on special revenue funds, non-federal grants, the sale of state property, and numerous other miscellaneous revenue sources. This revenue category represents 8.9% of total receipts for fiscal year 1997. Non revenue receipts are collections and reimbursements not considered revenue. Examples include collections by the Department of Human Resources for the payment of unemployment benefits and collections by KPERS for payment of retirement benefits. Collections made by SRS from absent parents for child support are also included in this category. This category represents 8.5% of total receipts for fiscal year 1997. Lottery ticket sales account for the remaining 2.4% of total receipts for fiscal year 1997 from all funding sources.

             It was clear from the beginning of the fiscal year 1997 budget process that the revenues available to state government could not support continuation of existing levels of service for all agencies. A variety of factors contributed to the austerity of the fiscal year 1997 budget. First and most important, for the past two fiscal years, the State General Fund ending balance was significantly above the 7.5% ending balance target, allowing expenditures to exceed receipts in both fiscal years 1995 and 1996. In simple terms, fiscal year 1997 cannot exceed receipts while complying with the ending balance requirements. The expenditures in fiscal year exceeded receipts by $106.6 million. In effect, the first claim on projected increases in State General Fund receipts for fiscal year 1997 will be to correct this imbalance. Second, a variety of factors required significant additional funding for the school finance formula including enrollment growth, the second year of increased aid requirements to offset motor vehicle tax reductions passed by the 1995 Legislature, the remainder of the Real Estate Settlement Procedures Act (RESPA) adjustment, and growth in capital improvement aid. In addition, growth in inmate populations required additional staff and funding for correctional institutions. Further, caseload and cost increases in various populations served by SRS seriously affected the fiscal year 1997 budget.

             Debt Administration and Limitation. The State of Kansas finances a portion of its capital expenditures with various debt instruments. Of capital expenditures that are debt-financed, revenue bonds and loans from the Pooled Money Investment Board finance most capital improvements for buildings, and certificates of participation and "third-party" financing pay for most capital equipment. The Kansas Constitution makes provision for the issuance of general obligation bonds subject to certain restrictions; however, no bonds have been issued under this provision for may years. No other provision of the Constitution or state statute limits the amount of debt that can be issued. As of June 30, 1995, the state had authorized but unissued debt of $27,230,000.

             Although, the state has no General Obligation debt rating, it seeks an underlying rating on specific issues of at least "AA-" from Standard & Poor's and "A1" from Moodys. The ratings for the most recently issued fixed rate bonds issued by the Kansas Department of Transportation were "Aa" and "AA" from Moody and Standard & Poor's respectively. The Kansas Development Finance Authority is currently working with the rating agencies to obtain a rating indicator for the State of Kansas.

             The Kansas Department of Transportation issues debt to finance highway projects. The Comprehensive Highway Program began during fiscal year 1989. The 20-year bonds will be retired with motor fuel taxes, motor vehicle registration fees, retail sales and compensating use taxes, and accrued interest. During fiscal years 1994 and 1995, the state sold bonds totaling approximately $151 million and $167.1 million. respectively. Again, the largest use of the bond proceeds was $125 million and $140 million for the Comprehensive Highway Program for these two years, respectively.

             Other State of Kansas debt is issued by the Kansas Development Finance Authority (KDFA), an independent instrumentality of the state which was created in 1987 for this purpose. The Governor's budget recommendations for Regents institutions are a significant departure from the traditional way revenues from the Educational Building Fund (EBF) have been used for construction projects at the state's universities. Based on concerns for the aging buildings on the state's campuses, the Governor recommends that KDFA issue bonds in fiscal year 1997 in the amount of $156.5 million to address a wide variety of rehabilitation and repair projects at the universities. With interest earnings, the total project costs would be an estimated $163.6 million. Debt service over the 15-year period will total $228.4 million, with each year's debt service payment over the next 15 years totaling $15 million. No project paid with bond proceeds will have a life-expectancy of less than 20 years, so as to "keep ahead" of the bonded indebtedness. Because the current cost of borrowing money is less than the

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projected cost of inflation for construction, it is more cost-effective to perform the repairs now and leverage the EBF, rather than incurring higher annual repair costs in the future. Rehabilitation and repair projects at the campuses include compliance with the Americans with Disability Act Accessibility Guidelines and life safety codes, energy conservation projects, and improvements to classrooms, in addition to the typical repairs made to aging buildings.

             Bonds totaling $4.4 million were issued by KDFA in November 1990 to begin Energy Conservation Improvements Program authorized by the 1990 Legislature. The bonds are retired by utility cost savings from the energy conservation improvements undertaken. Projects financed with the bond proceeds consist of improvements at many of the state universities, the Department of Administration, the Department of Social and Rehabilitation Services, the Highway Patrol, and the Department of Corrections. An amount of $5,000 was appropriated from the State General Fund to the Department of Administration, the paying agent, for fiscal year 1992 to begin retirement of the debt service. The second series of bonds, issued in June 1992, totaled $3.6 million. On October 1, 1993, a third series of bonds totaling $4,370,000 under the Energy Conservation Improvements Program was issued. In August 1995, the fourth series of bond, totaling $2,734,000 was issued. For fiscal year 1997, the debt service totals $1,785,007 from the State General Fund, $1,340,000 for principal and $445,007 for interest. To date, $15.1 million in bonds has been issued by the Kansas Development Finance Authority for these projects. A fifth bond issue estimated to total $4.8 million is scheduled for early 1996.

Factors Affecting Minnesota Funds
             General Economic Conditions. Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in durable goods and non-durable goods manufacturing, particularly industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national employment growth, in large part due to declining agricultural employment. The rate of non-farm employment growth in Minnesota exceeded the rate of national growth, however, in the period of 1990 to 1996. Since 1980, Minnesota per capita income generally has remained above the national average, but tightness in local labor markets may reduce the rate of personal income growth below that of the national average in the future. In 1995, Minnesota's per capita personal income exceeded the national average by 3%. The State's annual unemployment rate has been less than the national unemployment rate every year since 1985. In 1995 and 1996, the Minnesota unemployment rate was 3.7% and 3.6%, respectively, compared to rates of 5.6% and 5.4%, respectively, for the nation.

             Revenue and Expenditures. The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Frequently in recent years, legislation has been required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustment. The Minnesota Department of Finance November 1996 Forecast has projected that, under current laws, the State will complete its current biennium June 30, 1997 with a $502.4 million budgetary balance, which consists of a $350 million cash flow account balance, plus a $261 million budget reserve. Total General Fund expenditures and transfers for the biennium are projected to be $18.8 billion. State expenditures for education finance (K-12), post-secondary education, and human services in the biennium ending June 30, 1997 are not anticipated to be sufficient to maintain program levels of the previous biennium. The State is party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts and planning estimates may create additional budgetary pressures.

             National economic growth for the remainder of the decade is predicted to generate a corresponding growth in state revenues without increasing tax rates. Minnesota's revenues are expected to grow by $1.4 billion, 7.4% in the 1998-99 biennium, and 8.1% in the following biennium. Since the state forecast is based on

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a strong 2.4% annual growth rate, a return to a more moderate growth rate, similar to the 2.0% rate of growth in 1995, would materially reduce forecast revenues.

             The state's budget reserve for the 1998-99 biennium is doubled to $522 million (an increase from $261 million in fiscal year 1997) or 5% of fiscal year 1999 spending to protect against economic uncertainty.

             State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, but generally the State has no obligation to make payments on local obligations in the event of a default. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal and interest on Minnesota Tax Exempt Obligations that are held by a Fund or the value or marketability of such obligations.

             Recent Minnesota tax legislation and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota Municipal Tax Exempt Obligations that are held by a Fund. See "Distributions to Shareholders and Taxes; Minnesota State Taxation" in the Prospectus.

             The state issued $439.6 million of new general obligation bonds, and $170.6 million of general obligation bonds were redeemed during 1996, leaving an outstanding balance of $2.2 billion. General obligation bonds authorized but unissued as of June 30, 1996 were $1.101 billion.

             The most recent ratings applicable to General Obligation bonds issued by the State of Minnesota are as follows: "Aaa" by Moody's; "AA+" by S&P and "AAA" by Fitch Investors Service.

Factors Affecting Missouri Fund
             General Economic Conditions. Missouri was organized as a territory in 1812 and was admitted to the Union as the 24th state on August 10, 1821. The State ranks 19th in size with a total area of approximately 69,697 square miles. Missouri is a central mid-western state located near the geographic center of the United States. Bordered by Iowa on the north, Arkansas on the south, Illinois, Kentucky and Tennessee across the Mississippi River on the east, and Nebraska, Kansas and Oklahoma on the west, Missouri is one of only two states which shares it boundaries with as many as eight states.

             As a major manufacturing, financial, and agricultural state, Missouri's economic health is tied closely to that of the nation. The economic outlook is for continued improvement in fiscal year 1997. Missouri's personal income, which directly impacts individual income tax and sales tax, rose at a 5.4% rate during fiscal year 1996. The Missouri economy has produced exceptional job growth over the past three years. Missouri's employment stood at 2,768,620 as of November 1996, an increase of 13% or 300,000 since January of 1993. At the end of November 1996, the state unemployment rate was 4.0% which compares favorably to the national unemployment rate of 5.0%. The preliminary 1996 average unemployment rate for Minnesota is 4.1% and for the U.S., 5.4%.

             Budgetary Process. Annually, all State agencies submit budget requests for the following appropriation year to the Division of Budget and Planning of the Office of Administration. The Division Budget and Planning prepares the Executive Budget and an estimate of general revenues. The Executive Budget contains the budget amount which is recommended and submitted to the General Assembly by the Governor within thirty days after the General Assembly convenes in each regular session.

             The General Assembly appropriates money after consideration of both the Executive Budget and the revenue estimate. The legislative appropriations are subject to the Governor's approval or veto, except for the funding of public debt and public education which the Governor is prohibited by the Constitution of Missouri from vetoing. The Governor may control the rate at which an appropriation is expended by allotment or other means and may limit the expenditures for any State agencies below their appropriations, whenever actual revenues are less than the revenue estimated upon which the appropriations were based. The Governor has line-item veto power, except for appropriations for public debt and public education.

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             Revenues and Expenditures. Balancing Missouri's budget in fiscal year 1996 was achieved through sound financial management. The growing economy produced general revenues that were better than projected. The Governor and General Assembly adopted a conservative State budget meeting mandated expenditure increases and providing limited funding for new and expanded program. In future years, Missouri will focus on controlling the growth of mandatory programs though welfare reform, managed care, and cost-effective alternatives. Major funding priorities include education, corrections, economic development, mental health, children's services, and repairs and upgrades to existing state facilities.

             The State of Missouri completed fiscal year 1996 in excellent financial condition due to strong revenue collections and efficient management of State programs. Net general revenue collections increased over fiscal year 1995 due to a strong national and state economy. Expenditures were lower than anticipated in fiscal year 1996 as prudent state agency managers did not use all available spending authority. General revenue collections in fiscal year 1996 were $5,442 million, 7.5% above fiscal year 1995 collections. General Revenue expenditures in fiscal year 1996 for the operating budget were $5,287.5 million. The fiscal year 1997 budget is conservatively based upon general revenue collections of $5,753.2 million.

             Final calculations made pursuant to Article X of the Missouri Constitution show that total state revenues for Fiscal Year 1996 exceeded the total state revenue limit by $229.1 million. Therefore, in accordance with
Article X, the entire amount of excess revenues will be refunded to Missouri income taxpayers in calendar year 1998. Litigation has delayed the refund of $147.2 million triggered in Fiscal Year 1995. The Office of Administration projects that total state revenues will exceed the total state revenue limit by approximately $155 million in Fiscal Year 1997.

             The State ended fiscal year 1996 with an ending balance (surplus) of $335.4 million for the General Revenue Fund. The unreserved fund balance of the General Fund improved due to revenue collection which were slightly better than projections. The ending General Fund balance for fiscal year 1997 is projected at $132.8 million.

             Federal court-ordered payments for the St. Louis and Kansas City desegregation plans were $289.6 million in fiscal year 1996 which is about 4.9% of the State's general revenue budget. The estimate for fiscal year 1997 is $257.9 million. Desegregation expenditures, court orders, and other developments are continually monitored to provide the best possible anticipation and forecast of future costs.

             Debt Administration and Limitation. Pursuant to the Missouri State Constitution, the General Assembly may issue general obligation bonds solely for the purpose of (1) refunding outstanding bonds; or, (2) upon the recommendation of the Governor, for a temporary liability by reason of unforeseen emergency or of deficiency in revenue in an amount not to exceed $1 million for any one year and to be paid in not more than five years or as otherwise specifically provided. When the liability exceeds $1 million, the General Assembly, or the people by initiative, may submit the proposition to incur indebtedness to the voters of the State, and the bonds may be issued if approved by a majority of those voting. Before any bonds so authorized are issued, the General Assembly shall make adequate provisions for the payment of the principal and interest and shall provide for an annual tax on all taxable property in an amount sufficient for that purpose.

             The State has had a clear debt payment record since 1869 when it arranged for payment of railroad bond interest which had been in default from 1861 to 1867. Missouri did no other significant borrowing until 1922, after which the debt climbed to $124,700,000 in 1936. Thereafter, the State's debt declined through 1956. In 1956, the voters approved a constitutional amendment authorizing $75 million principal amount of bonds for the purpose of repairing existing buildings or constructing new buildings at the State's correctional institutions, the State training schools, State hospitals and State schools and other eleemosynary institutions and institutions of higher education. Missouri voters have, subsequently, approved constitutional amendments providing for the issuance of general obligation bonds used for a number of purposes.

             The amount of general obligation debt that can be issued by the State is limited to the amount approved by popular vote plus the amount of $1 million. The State's debt limits at June 30, 1995, was $1,476,000,000 of which $396,505 was unissued. The general obligation debt position of the State at June 30,

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1995 was: general obligation bonded debt (net of amount available in governmental funds), $896,935,000; and, Debt per capita, $169.30. During fiscal year 1995, $33,690,000 of the bonds were retired and $105 billion new bonds were issued. At year end, the total general obligation debt outstanding was $933,745,000. The interest rate range was .05-9.25%.

             As of January 1, 1997, $198,620,000 principal remains outstanding of the $200,000,000 issued fourth state building bonds (approved in August
1994); and $137,315,000 principal remains outstanding of the $439,494,240 issued water pollution control bonds (both amounts excluding refunding issuances). With the final $75 million issuance on December 1, 1987, all $600 million in third state building bonds authorized by Missouri voters in 1982 were issued.

             In fiscal year 1996 Missouri invested a total of $339.6 million in its capital assets with appropriations for maintenance and construction projects throughout the State. Appropriations for fiscal year 1997 are estimated at $257.5 million. Capital improvements of $521.7 million are recommended for fiscal years 1998-99 biennial budget. Of this amount, $60.5 million is for vital maintenance and repairs to state-owned facilities to initiate the voter-approved maintenance funding mechanism, including $15.3 million to be transferred to the facilities maintenance reserve fund. Also included is $461.2 million for planning, major renovation, new construction, land acquisition, and other improvements. Amounts are designated to prison construction, projects at elementary and secondary education institutions, and facilities for veterans.

             The State's general obligation bond issues received triple "A" ratings from Moody's Investors Service, Inc., Standard & Poor's Rating Group, and Fitch Investors Service, Inc.

Factors Affecting New Mexico Fund
             General Economic Conditions. The State of New Mexico, admitted as the forty-seventh state on January 6, 1912, is the fifth largest state, containing approximately 121,593 square miles. The State's climate is characterized by sunshine and warm bright skies in both winter and summer. New Mexico has a semiarid subtropical climate with light precipitation. At the time of the official 1990 United States Census, the State's population was 1,515,069. In 1995, the population had increased to 1,685,401, or 11.2% since 1990.

             Major industries in the State are energy resources, tourism, services, construction, trade, agriculture-agribusiness, government, manufacturing, and mining. In 1994, the value of energy resources production (crude petroleum, natural gas, uranium, and coal) was approximately $5.05 billion. From 1994-95, the value of construction contracts increased $3.12 billion. Major federally funded scientific research facilities at Los Alamos, Albuquerque and White Sands are also a notable part of the State's economy.

             The State has a thriving tourist industry. In 1994, there were approximately 2.29 million visits to national parks and about 4.9 million visits to State parks, in the State. According to a 1991 estimate by the U.S. Travel Data Center, the State's tourist industry generated about $2.3 billion in revenue and more than 38,370 jobs. However, 1995 was a slower year for tourism and travel in New Mexico. Total gross receipts for hotels and other lodging places dropped 1.4%, compared with a 5.6% gain in 1994. Air travel was also down 0.4%. In addition, visits to New Mexico's national parks and monuments, affected partly by federal government shutdowns in the fall and winter, dropped 1.7%. One of the State's most famous attractions is Carlsbad Cavern, which was made a national monument in 1923 and designated a national park in 1930.

             Agriculture is a major part of the State's economy, producing $1.521 billion in 1995. As a high, relatively dry region with extensive grasslands, the State is ideal for raising cattle, sheep, and other livestock. Because of irrigation and a variety of climatic conditions, the State's farmers are able to produce a diverse assortment of quality products. The State's farmers are major producers of alfalfa hay, wheat, chile peppers, cotton, fruits and pecans. Agricultural businesses include chile canneries, wineries, alfalfa pellets, chemical and fertilizer plants, farm machinery, feed lots, and commercial slaughter plants.

                  Budgetary Process. The State's government consists of the three branches characteristic of the American political system: executive, legislative and judicial. The executive branch is headed by the Governor who is elected for a four-year term and may succeed him(her)self in office once. Following a reorganization

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plan implemented in 1978 to reduce and consolidate some 390 agencies, boards and commissions, the primary functions of the executive branch are now carried out by sixteen cabinet departments, each headed by a cabinet secretary appointed by the Governor.

             The Board, in addition to other powers and duties provided by law, has general supervisory authority over the fiscal affairs of the State and over the safekeeping and depositing of all money and securities belonging to, or in the custody of, the State. The Board has seven members consisting of the Governor, the Lieutenant Governor, the Treasurer and four members appointed by the Governor with the advice and consent of the Senate; no more than two such appointed members may be from the same political party.

             The Department of Finance and Administration, created in 1957 as part of governmental reorganization measures of that year, is the principal financial organization of State government and performs through its divisions the duties and functions relating to State and local government financing and general administration. On July 1, 1983, the Department of Finance and Administration was reorganized into the DFA, which retained the prior name and handles the State's financial functions, and the General Services Department, which now handles the administrative functions. The executive and administrative head of the DFA is the Secretary, who is appointed by the Governor with the advice and consent of the Senate, and who also serves as Executive Officer of the Board. In 1983, a Board of Finance Division was created in the DFA, to staff and coordinate the functions of the Board.

             The Legislature convenes in regular session annually on the third Tuesday in January. Regular sessions are constitutionally limited in length to sixty calendar days in odd-numbered years and thirty calendar days in even-numbered years. In addition, special sessions of the Legislature may be convened by the Governor under certain limited circumstances.

             All State agencies are required to submit their budget requests to the Budget Division of the DFA by September 1 of each year. Budget hearings are scheduled for the purpose of examining the merits of budget requests through the fall and are usually completed by the middle of December. Statutes require the Budget Division to present comprehensive budget recommendations to the Governor annually by January 2.

             By statute, the Governor is required to submit a budget for the upcoming fiscal year to the Legislature by the 25th legislative day. The State budget is contained in a General Appropriation Bill which is first referred to the House Appropriations and Finance Committee for consideration. The General Appropriation Act may also contain proposals for supplemental and deficiency appropriations for the current fiscal year. The Senate and the Senate Finance Committee consider the General Appropriation Act after its approval by the House of Representatives. Upon Senate passage, the Governor may sign the General Appropriation Act, veto it, veto line items or veto parts of it. After the Governor has signed the General Appropriation Act, the Budget Division of the DFA approves the agency budgets and monitors the expenditure of the funds beginning on July 1, the fist day of the fiscal year.

             Revenues and Expenditures. The State derives the bulk of its recurring General Fund revenues from five major sources: general and selective sales taxes, income taxes, the emergency school tax on oil and gas production, rents and royalties from State and federal land, and interest earnings from its two Permanent Funds. Effective July 1, 1981, the Legislature abolished all property taxes for State operating purposes.

             Declines in oil and gas prices and in gas production have contributed to a major restructuring of the State's tax base by the 1986, 1987, 1988, 1990, and 1993 Legislatures. Sales and income taxes were increased to offset declines in severance tax and royalty revenue. However, economic growth in 1993 and 1994 was substantially greater than expected and large surpluses became available. The 1994 Legislature rolled back approximately one-half of the 1993 increases.

             Fiscal Year 1995-1996. For the Fiscal Year ending June 30, 1996, recurring revenue totaled $2.809 billion, an increase of 6.3% over the previous fiscal year. Total General Fund Revenue was $2.757 billion, up 4.9% from fiscal year 1995. The fiscal year 1996 revenue was below a December 1995 estimate by approximately $2 million, or 0.1%. In general, weakness in broad-based taxes was offset by strength in revenue

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related to the production of natural gas and crude oil. Strength relative to the estimate was also evident for interest earnings, miscellaneous receipts and reversions.

             Preliminary results for fiscal year 1996 show recurring appropriations at $2.77 billion, up 5.7% from the previous fiscal year. Nonrecurring appropriations for fiscal year 1996 were $22 million, down 76% from fiscal year 1995. The net transfer necessary from the operating reserve is $19.4 million and is within the $30 million transfer authority authorized by the 1996 legislature.

             The 1996 legislature also established the risk reserve fund within the general fund. General fund balances including the risk reserve fund are projected to total $144 million. Without the risk reserve, balances would be $28.1 million. The fiscal year 1996 balance in the operating reserve is $21.6 million, or only 0.8% of fiscal year 1996 total revenue.

             Disaster allotments from the appropriation contingency fund totaled over $5.4 million, primarily due to the drought and the severe wildfires experienced during 1996 and the ending balance in the appropriation contingency fund is $500,000 due to a reversion.

             Fiscal Year 1996-1997. For fiscal year 1997, the Governor proposed a budget which took into consideration spending requirements in Medicaid (an 18.2% increase, or $30.9 million) and in the criminal justice system (a 5.7% increase, or $6.9 million), and placed a high priority on public school funding (a 2.0% increase, or $26.2 million).

             Estimated results for fiscal year 1997 show general fund total receipts of $2.995 billion and recurring appropriations of $2.862 billion with expenditures totaling $2.96 billion. The estimated fiscal year 1997 total ending balance is $175 million, an increase of 23% over the preliminary 1996 results of $144 million.

             Debt Administration. The principal sources of funding for capital projects by the State are surplus general fund balances, general obligation bonds, and Severance Tax Bonds. Total funding of such capital projects for the period 1983 to 1985 ranged from $170 million to $210 million per year. For the period 1986 to 1990, capital appropriations were approximately $100 million per year (except in 1987 when fund dropped to $57 million). The 1994 Legislature authorized the largest capital program in the State's history, $383 million. These authorizations fund a broad range of State and local capital needs for various public school and higher education acquisitions as well as correction facilities, museum and cultural facilities, health facilities, State building repairs, water rights, wastewater and water systems, State parks, local roads, and senior citizens facilities projects.

             General Obligation Bonds. General obligation bonds of the State are issued and the proceeds thereof appropriated to various purposes pursuant to an act of the Legislature of the State. The State Constitution requires that any law which authorizes general obligation debt of the State shall provide for an annual tax levy sufficient to pay the interest and to provide a sinking fund to pay the principal of the debts. General obligation bonds are general obligations of the State for the payment of which the full faith and credit of the State are pledged. The general obligation bonds are payable from "ad valorem" taxes levied without limit as to rate or amount on all property in the State subject to taxation for State purposes. For the fiscal year ended June 30, 1996, the total amount outstanding on General Obligation Bonds was $193,660,867. Of this amount, $31,325,867 is in interest.

             The State of New Mexico General Obligation Capital Projects Improvements Bonds Series 1995 in the principal amount of $66,265,000 are authorized by the 1994 Capital Projects General Obligation Bond Act (the "Act") passed by the State Legislature in 1994, have been approved by the voters in a statewide election in November 1994 and will be issued pursuant to a resolution of the State Board of Finance adopted on March 7, 1995. The proceeds of the general obligation bonds will be used to pay the expenses incurred in the preparation and sale of the general obligation bonds and to provide for certain capital expenditures described in the Act. Proceeds will be distributed for the following amounts and purposes: $3,674,732, certain senior citizen facility improvements, equipment and vehicles; $59,851,200, certain State public educational capital improvements and acquisitions; and, $2,500,000 for public library acquisitions.

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             Severance Tax Bonds. Severance Tax Bonds are not general
obligations of the State and the State is prohibited by law from using the proceeds of property taxes as a source of payment of revenue bonds, including Severance Tax Bonds. The State Treasurer keeps separate accounts for all money collected as Severance Taxes, and is directed by State statute to pay Severance Tax Bonds from monies on deposit in the Bonding Fund. Most of the 1994 authorizations were issued in a $16.8 million sale in 1994 to the New Mexico State Treasurer and $92.1 million in a bond sale in August, 1994. For the fiscal year ended June 30, 1996, the total amount outstanding on Severance Tax Bonds was $454,065,280. Of this amount, $80,896,280 is in interest.

             The Severance Tax Bonds, Series 1995A funds 55 projects for schools, local governments, universities, and State agencies, including $1 million for University of New Mexico medical equipment; $525,000 for Department of Health laboratories; $400,000 for an overpass in Albuquerque; $800,000 for a local water system; and, $250,000 for a wastewater treatment plant in Anthony, New Mexico. Following the issuance of the Severance Tax Bonds, Series 1995A, Severance Tax Bonds in the principal amount of $8.1 million remain authorized but unissued (including pre-1994 legislative authorizations). Total amount of principal and interest due on Series 1995-B and Series 1996-A as of June 30, 1996 is $73,744,836 and $48,171,364, respectively.

             Severance taxes have been collected by the State since the adoption of the Severance Tax Act in 1937. Since 1959, certain severance tax receipts and certain other monies determined by the Legislature have been deposited into the Bonding Fund and used, in part, to retire bond issues which have funded a variety of capital improvements in the State. The principle minerals extracted from the State which contribute the largest portion of Severance Tax revenues are natural gas, oil and coal. Severance Tax Collections on these three mineral resources produced 98% of total fiscal year 1993-1994 Severance Tax Bonding Fund tax collections. Severance Taxes from natural gas and oil together represent approximately 80% of total fiscal year 1993-1994 Bonding Fund tax receipt. Severance tax collections totaled $143 million in fiscal year 1996.

             Moody's and S&P have assigned the bond ratings of "Aa1" and "AA+," respectively to General Obligation Bonds and "Aa" and "AA," respectively, to the Severance Tax Bonds, Series 1995A.

Factors Affecting New York Fund
             The following information is a brief summary of New York State and New York City factors affecting the Fund and does not purport to be a complete description of such factors. As described above, except during temporary defensive periods, the Fund will invest at least 80% of the value of its net assets in Tax-Exempt Obligations, the interest on which is exempt from federal income, New York State and New York City personal income tax (except for New York State and New York City franchise tax on corporations and financial institutions, which is measured by income). Therefore, the financial condition of New York State, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. Further, New York State and New York City face numerous forms of litigation seeking significant damages which, if awarded, could adversely affect the financial situation of New York State or New York City or issuers located in New York State. It should be noted that the creditworthiness of obligations issued by local issuers (including New York City) may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York State.

             Bond ratings received on New York State's and New York City's general obligation bonds are discussed below. Moody's Investors Service, Inc. ("Moody's") and/or Standard & Poor's Ratings Services ("S&P") provide an assessment/rating of the creditworthiness of an obligor. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by the rating service from other sources it considers reliable. Each rating service does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstance. There is no assurance that such ratings will continue for any given period of time

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or that they will not be revised or withdrawn entirely by any such rating agencies, if in their respective judgments, circumstances so warrant. The ratings are based, in varying degrees, on the following considerations:

             (1) Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

             (2)  Nature of, and provisions of, the obligation.

             (3) Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement(s) under the laws of bankruptcy and other laws affecting creditors rights.

             A revision or withdrawal of any such credit rating could have an effect on the market price of the related debt obligations. An explanation of the significance and status of such credit ratings may be obtained from the rating agencies furnishing the same. In addition, a description of Moody's and S&P's bond ratings is set forth in Appendix A hereto.

             The following information provides only a brief summary of the complex factors affecting the financial situation in New York State and New York City, is derived from sources that are generally available to investors and is believed to be accurate. It is based on information drawn from the Annual Information Statement of the State of New York dated June 23, 1995 and updates thereto issued on July 28, 1995 and October 26, 1995, and from other official statements and prospectuses issued by, and other information reported by, the State of New York (the "State"), by its various public bodies (the "Agencies"), and other entities located within the State, including the City of New York (the "City"), in connection with the issuance of their respective securities.

             THE FUND MAKES NO REPRESENTATION OR WARRANTY REGARDING THE COMPLETENESS OR ACCURACY OF SUCH INFORMATION. THE MARKET VALUE OF SHARES OF THE FUND MAY FLUCTUATE DUE TO FACTORS SUCH AS CHANGES IN INTEREST RATES, MATTERS AFFECTING NEW YORK STATE OR NEW YORK CITY, OR FOR OTHER REASONS.

             New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. Travel and tourism constitute an important part of New York's economy. Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the service-producing sector.

             The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

             During the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1984. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since

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then, it has been higher.

             The State has had the second highest combined state and local tax burden in the United States which has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State. However, the State's 1995-96 budget reflected significant actions to reduce the burden of State taxation, including adoption of a 3-year, 20 percent reduction in the State's personal income tax. During 1996-97, New York led the nation in tax cuts, at 54.1%, bringing the total value of tax reductions in effect for the 1997 year to over $6 billion. When measured as a percentage of personal income, state-imposed taxes in New York should be below the national median in 1997. The budget for fiscal year 1997-98 reflects an additional $170 million in tax reductions.

             The State Financial Plan is based on a projection by State's Division of the Budget ("DOB") of national and State economic activity. The national economy began the current expansion in 1991 and has added over 7 million jobs since early 1992. However, the recession lasted longer in the State and the State's economic recovery has lagged behind the nation's. In the last few years, New York has shown signs of economic resurgence. Since 1994, New York has jumped from 15th to 6th in terms of total private sector employment growth compared to other states, gaining 140,000 private sector jobs since December 1994, despite banking layoffs and closure of a major automotive plant. Overall employment growth was close to 0.7%, almost 60,000 jobs, for 1996. National employment growth in 1996 was 2.0%. The New York economy in 1997 is expected to grow at about the same rate as in 1996. Personal income is expected to increase 5.2% in 1996 and 4.5% in 1997.

             1996-97 Fiscal Year. The State's current fiscal year commenced on April 1, 1996, and ends on March 31, 1997 (the "1996-97 fiscal year"). Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1996-97 fiscal year is based on the State's budget as enacted by the legislature and signed into law by the Governor.

             The 1996-97 General Fund Financial Plan continues to be balanced, with a projected surplus of $1.3 billion. This will be the second consecutive material budget surplus generated by the Governor's administration. Of this amount, $250 million is being used to accelerate the last portion of the Governor's personal income tax cut through changes to the 1997 withholding tables. This raises taxpayers' current take-home pay rather than issuing larger refunds in 1998. Of the remainder, $943 million is being used to help close the projected 1997-98 budget gap, and $65 million is being deposited into the Tax Stabilization Reserve Fund (the State's "rainy day" fund) as provided by the Constitution. This is the maximum amount that can be deposited, and increases the size of that fund to $332 million by the end of 1997-98, the highest balance ever achieved.

             The surplus results primarily from growth in projected receipts. As compared to the enacted budget, revenues increased by more than $1 billion, while disbursements fell by $228 million. These changes from original Financial Plan projections reflect actual results through December 1996 as well as modified economic and caseload projections for the balance of the fiscal year.

             The General Fund is projected to be balanced on a cash basis for the 1996-97 fiscal year. Total receipts and transfers from other funds are projected to be $32.966 billion, a decrease of $207 million from total receipts in the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $32.895 billion, a decrease of $149 million from the total amount disbursed in the prior fiscal year.

             The General Fund closing balance is expected to be $358 million at the end of 1996-97. Of this amount, $317 million will be on deposit in the Tax Stabilization Reserve Fund (TSRF), while another $41 million will remain on deposit in the Contingency Reserve Fund (CRF). The TSRF has an opening balance of $287 million, supplemented by a required payment of $15 million and an extraordinary deposit of $65 million from surplus 1996-97 monies. The $9 million on deposit in the Revenue Accumulation Fund will be drawn down as planned. The previously planned deposit of $85 million to the CRF, projected earlier to be received from contractual efforts to maximize Federal revenue, is not expected to materialize this year.

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             In recent years, State actions affecting the level of receipts and disbursements, as well as the relative strength of the State and regional economy, actions of the Federal government and other factors, have created structural gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. As noted, the 1996-97 enacted budget combines significant tax and program reductions which will, in the current and future years, lower both the recurring receipts base (before the effect of any economic stimulus from such tax reductions) and the historical annual growth in State program spending. Notwithstanding these changes, the State can expect to continue to confront structural deficits in future years.

             The 1995-96 State Financial Plan reflected actions that will directly affect the State's 1996-97 fiscal year baseline receipts and disbursements. The three-year plan to reduce State personal income taxes will decrease State tax receipts by an estimated $1.7 billion in State fiscal year 1996-97, in addition to the amount of reduction in State fiscal year 1995-96. Further significant reductions in the personal income tax are scheduled for the 1997-98 State fiscal year. Other tax reductions enacted in 1994 and 1995 are estimated to cause an additional reduction in receipts of over $500 million in 1996-97, as compared to the level of receipts in 1995-96. Similarly, many actions taken to reduce disbursements in the State's 1995-96 fiscal year are expected to provide greater reductions in State fiscal year 1996-97.

             The 1997-98 budget gap is smaller than the previous two fiscal year projections. The baseline budget forecast produced an estimated $2.3 billion budget imbalance, before reflecting any actions taken by the Governor to produce a balanced 1997-98 Financial Plan. Projections of baseline revenue growth showed a decline of almost $2 billion, reflecting the loss of non-recurring receipts used in 1996-97 and implementation of previously enacted tax reduction programs.

             The 1996-97 surplus of $943 million reduced the 1997-98 budget gap to $1.3 billion. Proposals included in the Executive Budget for 1997-98 close this remaining gap, reducing State spending for the third straight year, and permitting three new tax reduction proposals: the $1.7 billion, multi-year property tax reduction portion of STAR (School Tax Relief initiative); a three-year phased reduction in the estate and gift tax; and a $50 million reserve for additional targeted job-creating tax reductions. The budget also makes a significant investment in school aid -- a proposed increase of $302 million on a school year basis as the first step toward implementing the $1.7 billion school aid portion of STAR.

             The 1997-98 Financial Plan includes approximately $66 million in non-recurring resources, or only 0.2% of the General Fund budget -- the lowest level in more than a decade. As compared to 1996-97, non-recurring resources are a much smaller component of the budget: down over $1 billion from last year's adopted budget. The loss of these resources in future years is more than offset by recommendations which provide higher annualized savings in 1998-99 and beyond.

             Assuming these gap-closing actions, the Financial Plan projects receipts of $32.9 billion and spending of $32.8 billion in fiscal year 1997-98, with a required deposit of $15 million to the TSRF and an increase of $24 million in the CRF. The closing fund balance in the General Fund is projected to be $332 million, the largest amount ever on deposit.

             To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. To correct recurring budgetary imbalances, the State would need to take significant actions to align recurring receipts and disbursement in future fiscal years. There can be no assurance, however that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

             The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the state. For example, a significant

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risk to the 1997-98 State Financial Plan arises from tax legislation pending in
Congress. Changes to Federal tax treatment of capital gains are likely to flow through automatically to the State personal income tax. Such changes, depending upon their precise character and timing, and upon taxpayer response, could produce either revenue gains or losses during the balance of the State's fiscal year. Uncertainties with respect to both the economy and potential decisions at the Federal level add further pressure on future budget balance in New York State. Specific budget proposals being discussed at the Federal level but not included in the State's current economic forecast would (if enacted) have a disproportionately negative impact on the longer-term outlook for the State's economy as compared to other states. Because of the uncertainty and unpredictability of these potential changes, their impact is not included in the assumptions underlying the State's projections.

             The 1996-97 and 1997-98 State Financial Plans are based upon forecasts by the DOB of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, Federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurances that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

             Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the Federal government, and changes in the demand for and use of State services. There can be no assurance that the State's projections for tax and other receipts for the 1996-97 fiscal year and 1997-98 fiscal year are not overstated and will not be revised downward, or that disbursements will not be in excess of the amounts projected. Such variances could adversely affect the State's cash flow during the 1996-97 fiscal year or subsequent fiscal years, as well as the State's ability to achieve a balanced budget on a cash basis for such fiscal year or subsequent fiscal years.

             The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Projections and estimates of receipts from taxes have been subject to variance in recent fiscal years. The personal income tax, the sales tax, and the corporation franchise tax have been particularly subject to overestimation as a result of several factors, most recently the significant slowdown in the national and regional economies and uncertainties in taxpayer behavior as a result of actual and proposed changes in Federal tax laws. As a result of the foregoing uncertainties and other factors, actual results could differ materially and adversely from the projections discussed herein, and those projections may be changed materially and adversely from time to time.

             In the past, the State has taken management actions and made use of internal sources to address cash flow needs and State Financial Plan shortfall, and DOB believes it could take similar action should variances from its projections occur in the current and/or subsequent fiscal years. Those variances could, however, affect the State's ability to achieve a balanced budget on a cash basis for the current and/or subsequent fiscal years.

             There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years. There can be no assurance, however, that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future years, nor can there be any assurance that budgetary difficulties will not lead to further adverse consequences for the State and its obligations.

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             As a result of changing economic conditions and information, public statements or reports may be released by the Governor, members of the State Legislature, and their respective staffs, as well as others involved in the budget process from time to time. Those statements or reports may contain predictions, projections or other items of information relating to the State's financial condition, as reflected in the 1996-97 State Financial Plan, that may vary materially and adversely from the information provided herein.

             Indebtedness. As of March 31, 1995, the total amount of long-term State general obligation debt authorized but unissued stood at $1.789 billion. As of the same date, the State had approximately $5.181 billion in general obligation debt, including $149.3 million in bond anticipation notes outstanding.

             As of March 31, 1995, $17.980 billion of bonds, issued in connection with lease-purchase and contractual-obligation financings of State capital programs, were outstanding. The total amount of outstanding State-supported debt as of March 31, 1995 was $27.913 billion. As of March 31, 1995, total State-related debt (which includes the State-supported debt, moral obligation and certain other financings and State-guaranteed debt) was $36.1 billion.

             The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1995-96 fiscal year. The State expects to issue $248 million in general obligation bonds (including $70 million for purposes of redeeming outstanding BANs) and $186 million in general obligation commercial paper. The State's commercial paper program is expected to have an average of $287 million outstanding during 1997-98. The Legislature has also authorized the issuance of up to $33 million in certificates of participation during the State's 1995-96 fiscal year for equipment purchases and $14 million for capital purposes. The projection of the State regarding its borrowings for the 1995-96 fiscal year may change if circumstances require.

             In June 1990, legislation was enacted creating the New York Local Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, and has been authorized to issue its bonds to provide net proceeds of up to $529 million during the State's 1995-96 fiscal year to redeem notes sold in June 1995. The LGAC program was completed in 1995-96 with the issuance of the last installment of authorized bond sales.

             Ratings. As of September 1995, Moody's rating of the State's general obligation bonds stood at A, and S&P's rating stood at A-. Moody's lowered its rating to A on June 6, 1990, its rating having been A1 since May 27, 1986. S&P lowered its rating from A to A- on January 13, 1992. S&P's previous ratings were A from March 1990 to January 1992, AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987.

The City and the Municipal Assistance Corporation ("MAC")
             The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways.

             In February 1975, the New York State Urban Development Corporation ("UDC"), which had approximately $1 billion of outstanding debt, defaulted on certain of its short-term notes. Shortly after the UDC default, the City entered a period of financial crisis. Both the State Legislature and the United States Congress enacted legislation in response to this crisis. During 1975, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and four-year financial plans (the financial plans also apply to certain City-related public agencies).

             The national economic downturn which began in July 1990 adversely affected the City economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and the City's economy declined in those two years. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated and the City's economy improved,

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boosted by strong wage gains. However, after noticeable improvements in the
City's economy during calendar year 1994, the City's current four-year financial plan assumes that economic growth will slow in calendar year 1996, with local employment increasing modestly. During the 1995 fiscal year, the City experienced substantial shortfalls in payments of non-property tax revenues from those forecasted.

             For each of the 1981 through 1993 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in its recent fiscal years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City economic base.

             Pursuant to State law the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The current financial plan extends through the 1999 fiscal year. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval of City financial plans, proposed borrowings and certain contracts.

             The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. The State's 1996-97 Financial Plan projects a balanced General Fund. If the State experiences revenue shortfalls or spending increases during its 1996-97 fiscal year or subsequent years, such developments could result in reductions in projected State aid to the City. In addition, there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.

             The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1996 through 1999 fiscal years. The City projections set forth in its financial plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in such financial plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief, State legislative approval of future State budgets, levels of education expenditures as may be required by State law, adoption of future City budgets by the New York City Council, approval by the Governor or the State Legislature and the cooperation of MAC with respect to various other actions proposed in such financial plan, and the impact on City revenues of proposals for Federal and State welfare reform.

             Implementation of its financial plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1996 through 1999 contemplates the issuance of $9.7 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The terms and success of projected public sales of City general obligation bonds and notes will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned capital and operating expenditures. Future developments concerning the City and public discussion of such developments, the City's future financial needs and other issues may affect the market for outstanding City general obligation bonds or notes.


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             The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues may be less and future expenditures may be greater than those forecast in the financial plan. In addition, the Control Board staff and others have questioned whether the City has the capacity to generate sufficient revenues in the future to provide the level of services included in the financial plan. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

             1995 Fiscal Year. On July 21, 1995, the City submitted to the Control Board a fourth quarter modification to the financial plan for the 1995 fiscal year. The City projects a balanced budget in accordance with GAAP for the 1995 fiscal year after taking into account a transfer of $75 million.

             1996-99 Financial Plan. On July 11, 1995, the City submitted to the Control Board the 1996-99 Financial Plan, which relates to the City, the Board of Education and the City University of New York. The 1996-99 Financial Plan is based on the City's expense and capital budgets for the City's 1996 fiscal year, which were adopted on June 14, 1995, and sets forth proposed actions by the City for the 1996 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. In addition to substantial proposed agency expenditure reductions and productivity, efficiency and labor initiatives negotiated with the City's labor unions, the 1996-99 Financial Plan reflects a strategy to substantially reduce spending for entitlements for the 1996 and subsequent fiscal years.

             The 1996-99 Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to close projected budget gaps of $888 million, $1.5 billion and $1.4 billion for the 1997, 1998 and 1999 fiscal years, respectively, after successful implementation of the $3.1 billion gap-closing program for the 1996 fiscal year. The proposed gap-closing actions, a substantial number of which are not specified in detail, include various actions which may be subject to State or Federal approval.

             On July 24, 1995, the City Comptroller issued a report on the 1996-99 Financial Plan. The report concluded that the 1996-99 Financial Plan includes total risks of $749 million to $1.034 billion for the 1996 fiscal year. With respect to the 1997-99 fiscal years, the report noted that the gap-closing program in the 1996-99 Financial Plan does not include information about how the City will implement the various gap-closing programs, and that the entitlement cost containment and revenue initiatives will require approval of the State legislature. The report estimated that the 1996-99 Financial Plan includes total risks of $2.0 billion to $2.5 billion in the 1997 fiscal year, $2.8 billion to $3.3 billion in the 1998 fiscal year, and $2.9 billion to $3.4 billion in the 1999 fiscal year.

             In early December 1994, the City Comptroller issued a report which noted that the City is currently seeking to develop and implement plans which will satisfy the Federal Environmental Protection Agency that the water supplied by the City watershed areas does not need to be filtered. The City Comptroller noted that, if the City is ordered to build filtration plants, they could cost as much as $4.75 billion to construct, with annual debt service and operating costs of more than $500 million, leading to a water rate increase of 45%.

             On December 16, 1994, the City Comptroller issued a report noting that the capacity of the City to issue general obligation debt could be greatly reduced in future years due to the decline in value of taxable real property. The report concluded that the debt incurring power of the City would likely be curtailed substantially in the 1997 and 1998 fiscal years.

             On July 21, 1995, the staff of the Control Board issued a report on the 1996-99 Financial Plan which identified risks of $873 million, $2.1 billion, $2.8 billion and $2.8 billion for the 1996 through 1999 fiscal years, respectively.

             On June 14, 1995, the staff of the Office of the State Deputy Comptroller for the City of New York ("OSDC") issued a report on the financial plan with respect to the 1995 fiscal year. The report noted that, during the 1995 fiscal year, the City faced adverse financial developments totaling over $2 billion resulting from the inability to initiate approximately 35% of the City's gap-closing program, as well as newly-identified spending needs and revenue shortfalls. The report noted that the City relied heavily on one-time actions to

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offset adverse developments, using $2 billion in one-time resources in the 1995 fiscal year, or nearly double the 1994 amount.

             On July 24, 1995, the staff of the OSDC issued a report on the 1996-99 Financial Plan. The report concluded that there remains a budget gap for the 1996 fiscal year of $392 million, largely because the City and its unions have yet to reach an agreement on how to achieve $160 million in unspecified labor savings and the remaining $100 million in recurring health insurance savings from last year's agreement. The report further noted that growth in City revenues is being constrained by the weak economy in the City, which is likely to be compounded by the slowing national economy, and that there is a likelihood of a national recession during the course of the 1996-99 Financial Plan. Moreover, the report noted that State and Federal budgets are undergoing tumultuous changes, and that the potential for far-reaching reductions in intergovernmental assistance is clearly on the horizon, with greater uncertainty about the impact on City finances and services.

             Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, of the proceedings and claims are not currently predictable, adverse determinations in certain such proceedings and claims might have a material adverse effect upon the City's ability to carry out its financial plan. As of June 30, 1994, the City estimated its potential future liability in respect of outstanding claims to be approximately $2.6 billion. The 1996-99 Financial Plan includes provisions for judgments and claims of $279 million, $236 million, $251 million and $264 million for the 1996 through 1999 fiscal years, respectively.

             Ratings. As of March 1996, the State had regained S&P's rating of A- on the City's general obligation bonds. On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. S&P stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector." Other factors identified by S&P in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance financial plans, optimistic projections of additional Federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. Fitch Investors Service, Inc. continues to rate the City general obligations bonds A-. Moody's rating for City general obligation bonds is Baa1.

             On February 11, 1991, Moody's had lowered its rating from A. Previously, Moody's had raised its rating to A in May 1988, to Baa1 in December 1986, to Baa in November 1983 and to Ba1 in November 1981. S&P had raised its rating to A- in November 1987, to BBB+ in July 1985 and to BBB in March 1981.

                  Indebtedness. As of June 30, 1995, the City and MAC had, respectively, $23.258 billion and $4.033 billion of outstanding net long-term indebtedness.

             The State Agencies: Certain Agencies of the State, including the State Housing Finance Agency ("HFA") and the UDC, have faced substantial financial difficulties which could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called "moral obligation" provisions, which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies. Moreover, it is expected that the problems faced by these Agencies will continue and will require increasing amounts of State assistance in future years. Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations (including HFA and UDC) could result in a default by one or more of the Agencies. Such default, if it were to occur, would be likely to have a significant adverse effect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.

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             State Litigation: The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are a number of cases challenging the constitutionality or the adequacy and effectiveness of a variety of significant social welfare programs primarily involving the State's mental hygiene programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future.

             The State is also engaged in a variety of contract and tort claims wherein significant monetary damages are sought. Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of approximately six million acres of land as well as compensatory and punitive damages.

             Adverse developments in the foregoing proceedings or new proceedings could adversely affect the financial condition of the State in the 1996-97 fiscal year or thereafter.

             Other Municipalities: Certain localities in addition to New York City could have financial problems leading to requests for additional State assistance and the need to reduce their spending or increase their revenues. The potential impact on the State of such actions by localities is not included in projections of State revenues and expenditures in the State's 1995-96 fiscal year

             Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the Fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

             Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State other than New York City was approximately $17.7 billion. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1993.

             From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, New York City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the Fund, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect localities and require increasing State assistance in the future.

Factors Affecting North Dakota Fund
             General Economic Conditions. North Dakota lies in the central portion of the Northern Plains with a land area of 70,665 square miles. Elevation in the northeast corner of the State is 750 feet above sea level and in the southwest corner of the State is 3,506 feet. The North Dakota economy continues to grow at a slow and steady pace. The production-based economy, which provides the basis for this stable, slow growth, while sensitive to change, is not as susceptible to recessionary impacts as the rest of the nation. Due to strong economic conditions experienced in North Dakota, taxable sales and purchases are expected to increase by 3.81% in 1997 and 5.7% annually over the next biennium, resulting in increased sales tax collections of $43 million during 1997-99.

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             Agriculture is an important segment of the state's economy. As a major producer of durum wheat, North Dakota is expected to benefit from high wheat prices while cattle prices are expected to remain low. NAFTA and GATT are expected to increase agricultural exports. In recent years, the state's farmers have formed cooperatives that combine production and processing to create manufacturing jobs and new markets for their goods. An example of North Dakota's commitment to agriculture-related economic development is its recent success in attracting the Pro-Gold corn processing plant which is under construction near Wahpeton, North Dakota. The plant is expected to process 72,000 bushels of corn per day, expanding to 320,000 bushels per day, raising corn prices in the area by approximately one dollar per bushel.

             The energy industry in North Dakota is projected to be robust during the next biennium as a result of increased oil activity in the western part of the state. Oil production in this state is currently averaging approximately 92,000 barrels per day, up 14.1% from last years production level of 80,600 barrels per day. Oil production is expected to increase to a level of over 100,000 barrels of oil per day during the next biennium while prices are expected to be in the $19 per barrel range.

             The labor force and employment situation for the state appears healthy. Employment in the state has grown by 7,500 wage and salary jobs reflecting an increase of 2.5% compared to one year earlier. About half of the increase has been in the service industries with smaller gains in trade and finance. Construction employment has also been a significant contributor to overall growth, mainly attributed to the continuing construction of the ProGold corn processing plant in Wahpeton. Manufacturing employment has shown little growth in 1995 and 1996 and the current forecast projects manufacturing payroll growth of 0.5% in 1997. Unemployment is significantly below national levels. North Dakota's unemployment rate in 1995 and 1996 (preliminary) was 3.3% and 3.1%, respectively. This is significantly lower than the national unemployment rates of 5.6% and 5.4% for 1995 and 1996, respectively.

             The 1995 Legislative Assembly funded the design, development and implementation of a Welfare Reform Computer System. The demonstration, known as the Training, Education, Employment, and Management (TEEM) Project, is progressing with numerous waivers received from the federal government in September, 1995. The TEEM demonstration provides for a uniform treatment of income and assets, a uniform budget methodology, standard certification periods and reporting requirements, and employment and training with adequate child care as a means of helping participants to become self-sufficient, and incorporates child support enforcement issues. Ten counties will be included in the TEEM demonstration.

             The 54th Legislative Assembly contained substantial workers compensation reform. Legislators passed a number of bills which dealt directly with the North Dakota Workers Compensation Bureau. Among the list of issues addressed in the legislation were: fraud prevention; designated providers; first report of injury; retirement; claims closure; rehabilitation; permanent partial injury; worker adviser/ombudsman program; and, litigation/attorney fees. Additionally, the North Dakota Workers Compensation Bureau is implementing a number of other changes to improve customer service. The Fund is also expanding its employer-based programs to get more employers actively involved in risk management. These programs focus on intense communication between the injured worker, medical providers and the employer.

             Budgetary Process. The State operates through a biennial appropriation which represents departmental appropriations recommended by the Governor and presented to the General Assembly at the beginning of each legislative session. The General Assembly enacts the budgets of the various State departments through passage of specific appropriation bills. The Governor has line item veto powers over all legislation subject to legislative override. Session laws that were passed by the Legislature in 1993 authorize directors of various state agencies to transfer appropriation authority among the various divisions of their specific agency, subject to the Budget Section of the North Dakota Legislative Council's approval. Unexpended appropriations lapse at the end of each biennium, except certain capital expenditures covered under the North Dakota Code and except for all unexpended general funds appropriation authority which must be deposited in special revenue funds of the institutions in the University System according to law. During the 1993-1995 biennium there were supplemental appropriations of $105,573,249. The general fund appropriation authority was increased by approximately $6.5 million. Of this amount $3.7 million was carryover from the 1991-1993 biennium, $2.0 million was approved by the 54th Legislative Assembly for Risk Management and $.8 million

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was for deficiencies also approved by the 54th Legislative Assembly.

             The beginning balance for the 1995-97 biennium was $31.1 million, $4.2 million more than had been projected for an ending balance when the 1995 Legislative Assembly adjourned. No one-time transfers were utilized in the 1995-97 budget, although $31.9 million of the transfers from the Bank of North Dakota were moved from the 1993-95 biennium to the 1995-97 biennium. Although the 1995 Legislative Forecast estimated transfers from the Bank of North Dakota of $59.9 million, the November 1996 revenue forecast assumes $50.3 million will be transferred. The June 30, 1997 ending balance is anticipated to be $63 million.

             North Dakota implemented a new accounting standard, GASB Statement No 22 "Accounting for Taxpayer Assessed Tax Revenues in Governmental Funds." This created a one time acceleration of revenue recognition for the State's major tax types. The change resulted in a restatement of the general fund's 1994 balance, increasing it from $64.3 million to $94.4 million. In fiscal year 1995 an additional $75.6 million was recognized for taxes receivable in the general fund. The increase in taxes receivable resulted in an additional $36 million being recognized as revenue and $39.6 million as deferred revenue in fiscal year 1995 in the general fund. The general fund also had an $11 million increase in accrued tax refunds payable which decreased revenues in the general fund for fiscal year 1995.

             Revenues and Expenditures. General governmental activities are accounted for in four governmental fund types: general (GAAP) basis; special revenue; capital projects; and, debt service funds. The November 1996 general fund revenue forecast for the 1995-97 biennium is $1.37 billion, an increase of approximately $40 million from the original estimate and 10% more than the previous biennium. Oil tax revenue collections accounted for nearly $9 million of the excess during the first fiscal year due to the increased oil activity in the state. Of the total revenues, taxes accounted for over $1 billion. The largest increase in taxes on a budgetary basis comes from sales and use taxes with an estimated increase of $50.79 million for the biennium, resulting in $523.1 million. The second largest source of general fund revenue, the individual income tax, is estimated to increase $31.6 million to a total of $311.4 million. On the other hand, corporate income taxes are expected to slightly decrease approximately $388,000 to $94.37 million.

             General fund appropriations are expected to total $1.35 billion for the 1995-97 biennium, an increase of 7.6% from the previous biennium. The three leading expenditures are: education, $769.1 million, health and human services, $327.9 million; and, general government and grants, $99.9 million.

             Projected general fund revenues for the 1997-99 biennium, based on the executive recommendation, are $1.44 billion. This is a $68 million or nearly 5% increase over the revised revenue estimate for the 1995-97 biennium. The projected ending balance at June 30, 1999 is approximately $10 million.

             Claims/Judgments Payable are primarily Workers Compensation Claims Incurred But Not Yet Reported (IBNR) by the claimants as well as claims related to various litigation matters. Claims and judgments for governmental funds are reflected entirely in the general long-term debt account group and not in individual funds as the liability is not expected to be liquidated with expendable available financial resources.

             Debt Administration. The Constitution of North Dakota provides that the State may issue or guarantee the payment of bonds provided that all bonds in excess of $2 million are: secured by first mortgage upon property and no further indebtedness may be incurred by the State unless evidenced by a bond issue; authorized by law, for a certain purpose; provisioned to pay the interest semiannually, and pay the principal within 30 years. The law authorizing the bond issue must specifically appropriate the provisions to the payment of the principal and interest of the bond. The State is currently in compliance with the constitutional debt limitation. At June 30, 1995, the state had a number of debt issues outstanding. These issued include:

             General Obligation Bonds. General obligation bonds have been authorized and issued to provide funds to the Bank of North Dakota. General obligation bonds issued according to the constitution and enabling statutes are backed by the full faith, credit and taxing power of the State of North Dakota. Debt service requirements are provided by repayment of the real estate loans and transfers from the Bank of North Dakota. The State's net general obligation debt per capita is $36. General obligation bonds currently outstanding are the

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1984 and 1986 Real Estate Series. At June 30, 1995, the balance was $39,046,000.

             Revenue Bonds. Current State statutes empower certain State agencies to issue bonds as part of their activities. This debt is not backed by the full faith and credit of the State of North Dakota. The principal and interest on such bonds shall be payable only from the applicable agencies' program income. On June 30, 1995, total Revenue Bonds outstanding totaled $825,439. The Bonds and balance were as follows: State Fair, $3,421,000; Student Loan Trust, $199,320,000; Building Authority, $65,613,000; Housing Finance, $425,149,000; University System, $65,571,000; and Municipal Bond Bank, $66,365,000.

             Long-Term Notes. The Bank of North Dakota has long-term notes in the amount of $53.5 million. The Fuji Bank, Ltd. Notes ($50 million) were issued in December, 1986 and are due December, 1996. The rate of interest in 7.875% with an effective interest rate of 7.94%. The bank has two advances from the Federal Home Loan Bank in the amounts of $2.5 million and $1 million. The rates of interest are 7.99% and 8.34%, respectively.

             North Dakota continues to receive bond ratings from both Moody's Investors Service (Aa) and Standard and Poor's Corporation (AA-) on general obligation bond issues.

Factors Affecting Oregon Fund
             General Economic Conditions. Similar to the nation as a whole, economic growth in Oregon is likely to be restricted to its long-term trend rate by near capacity labor markets and rising costs. Oregon's jobless rate is unlikely to fall below its current 5.0% for any sustained period. The labor force is expected to increase sufficiently to keep Oregon's employment growth well above the national average but not enough to match the job growth rates of the 1994 to 1996 period. Overall, manufacturing employment is forecast to increase 0.3% in 1997 after averaging 3.0% growth for the 1994-1996 period. Construction employment, which increased 11.4% from 1995 to 1996, is expected to show less growth in 1997, yet at high levels. The state's service-producing sectors are expected to continue growing but they too are likely to be constrained by labor availability. The state's tight labor markets and expanding high technology industries should continue to push Oregon's wages and per capita income up toward the national average.

             The rest of the state will benefit from a generally healthy agriculture section (with the exception of the cattle industry), a stabilizing timber harvest and increasing cost advantages relative to the Willamette Valley and Portland metropolitan area. The statewide timber harvest is expected to be
4.2 billion board feet in 1997, matching the estimate for 1996. In the agricultural industry, cash commodities include farm forest products, cattle and calves, nursery crops, dairy, wheat, potatoes, alfalfa hay, and perennial rye grass seed.

             Non-farm employment is expected to grow 2.9% in 1997, a significant decrease from the preliminary 4.1% pace recorded in 1996, yet more than double the 1997 projected national rate of job growth. Job growth is expected to slow further to 2.3% in 1998 as the high technology manufacturing sector winds down and a shortage of available labor limits net job creation.

             Budgetary Process. The Oregon budget is approved on a biennial basis by separate appropriation measures. a biennium begins July 1 and ends June 30 of odd-numbered years. Measures are passed for the approaching biennium during each regular Legislative session, held beginning in January of odd-numbered years.

             Because the Oregon Legislative Assembly meets in regular session for approximately six months of each biennium, provision is made for interim funding through the Legislative Emergency Board. The Emergency Board is authorized to make allocations of General Fund monies to State agencies from the State Emergency Fund. The Emergency Board may also authorize increases in expenditure limitations from Other or Federal Funds (dedicated or continuously appropriated funds), and may take other actions to meet emergency needs when the Legislative Assembly is not in session. The most significant feature of the budgeting process in Oregon is the constitutional requirement that the budget be in balance at the end of each biennium. Because of this provision, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.

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             Revenue and Expenditures. The Oregon Biennial budget is a two-year fiscal plan balancing proposed spending against expected revenues. The total budget consists of three segments distinguished by source of revenues: program supported by General Fund revenues; programs supported by Other Funds (dedicated fund) revenues, including lottery funds; and, Federal Funds. In its 1995 Regular Session, the Oregon Legislative Assembly approved General Fund appropriations totaling $7,372.6 million for the 1995-1997 biennium. This was a 15.2% increase compared to estimated 1993-1995 expenditures.

             General Fund revenue totaled $6,536.1 million for the 1993-1995 biennium. Revenue exceeded the May estimate by $16.7 million in the 1993 Close of Session (COS) estimate by $330.6 million or 5.3%. Expenditures were $6,410.1 million for the biennium.

             The December forecast for the 1995-97 General Fund revenue is $7,399.3 million, a 13.2% increase from the 1993-95 biennium. The 1995-97 estimate is also an increase of $106.3 million from the September 1996 estimate and $437.8 million or 6.3% from the 1995 Close of Legislative Session (COS) forecast. The beginning balance is estimated to be $496.3 million, leaving total General Fund resources available for the 1995-97 biennium of $7,895.6 million. The General Fund resources estimate is $450.9 million higher than the COS estimate.

             General Fund revenue is projected to be $8,145.7 million for the 1997-99 biennium. The beginning balance is estimated to be $536.3 million for a total General Fund resource estimate of $8,682 million. The December 1997-99 General Fund revenue estimate is $115.1 million higher than the September forecast despite the anticipation of a larger 2% surplus kicker refund. The overall General Fund resource projection is $243.8 million more than the September forecast.

             The State is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources. Because of the prospective nature of these legal proceedings, no provision for these potential liabilities has been recorded in the publicly disclosed financial statements. Additionally, 1,229 notices of tort claims filed against the State. Of those claims, 544 also have been filed as court actions, and are pending against the State. These cases are pending in State courts and are subject to the liability limitations stated in the Tort Claims Act of $500,000 per occurrence, $200,000 per individual for physical injuries, and $50,000 per occurrence for property damage. The likelihood of an unfavorable outcome in these cases ranges from probable to remote, but it is certain that these cases do not involve real exposure of $25 million in the aggregate.

             In the November 1994 general election, Oregonians approved a ballot measure, introduced through the initiative process, that will have, or may have, a material financial impact on the State. "Measure 11" amends Oregon statutes to require mandated minimum sentences for certain felonies, effective April 1, 1995. "Measure 11" creates a need for an estimated 6,085 new prison beds by the year 2001 and calls for State correction facility construction costs of approximately $462 million in the next five years. The State also estimates increases in State expenditures for correctional operations, beginning with an increase of $3.2 million in fiscal year 1996, with accelerating costs that should peak at an annual increase of up to $101.6 million by fiscal year 2001. Because these demands will be made by on the State General Fund, they will reduce amounts that otherwise would be available in the future for the Oregon Legislative Assembly to appropriate for other purposes.

             In November of 1996, voters approved Ballot Measure 47, the property tax cut and cap. It will reduce revenues to schools, cities and counties by as much as $1 billion and put pressure on the General Fund to make up some or all of the difference.

             Debt Administration and Limitation. Oregon statutes give the State Treasurer authority to review and approve the terms and conditions of sale for State agency bonds. The Governor, by statute, seeks the advice of the State Treasurer when recommending the total biennial bonding level for State programs. Agencies may not request that the Treasurer issue bonds or certificates of requirements for state agencies on proposed and outstanding debt. Statutes contain management and reporting requirements for state agencies on proposed and outstanding debt.

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             A variety of general obligation and revenue bond programs have been approved in Oregon to finance public purpose programs and projects. General obligation bond authority requires voter approval or a constitutional amendment, while revenue bonds may be issued under statutory authority. However, under the Oregon Constitution the state may issue up to $50,000 of general obligation debt without specific voter approval. The State Legislative Assembly has the right to place limits on general obligation bond programs which are more restrictive than those approved by the voters. General obligation authorizations are normally expressed as a percentage of statewide True Cash Value (TCV) of taxable property. Revenue bonds usually are limited by the Legislative Assembly to a specific dollar amount.

             The State's constitution authorizes the issuance of general obligation bonds for financing community colleges, highway construction, and pollution control facilities. Higher education institutions and activities and community colleges are financed through an appropriation from the General Fund. Facilities acquired under the pollution control program are required to conservatively appear to be at least 70% self-supporting and self-liquidating from revenues, gifts, federal government grants, user charges, assessments, and other fees.

             Additionally, the State's constitution authorizes the issuance of general obligation bonds to make farm and home loans to veterans, provide loans for state residents to construct water development projects, provide credit for multi-family housing for elderly and disabled persons, and for small scale local energy projects. These bonds are self-supporting and are accounted for as enterprise funds. Certain provisions of the Water Resources general obligation bond indenture conflict with State statutes. Upon the advice of the Attorney General, the method of handling investment interest is in compliance with the statutes rather than the bond indenture. Currently there is litigation pending against the State concerning this treatment of the investment interest.

             The State's constitution further authorizes the issuance of general obligation bonds for financing higher education building projects, facilities, institutions, and activities. For the year ending June 30, 1996, the total balance of general obligation bonds was $3.7 billion. The debt service requirements for general obligation bonds, including interest of approximately $2.75 billion, as of September 1, 1996, was $6.4 billion.

             In addition to general obligation and direct revenue bonds, the State of Oregon issues industrial development revenue bonds ("IDBs"), Oregon Mass Transportation Financing Authority revenue bonds and Health, Housing, Educational and Cultural Facilities Authority ("HHECFA") revenue bonds. The IDBs are issued to finance the expansion, enhancement or relocation of private industry in the State. Before such bonds are issued, the project application must be reviewed and approved by both the Oregon State Treasury and the Oregon Economic Development Commission. Strict guidelines for eligibility have been developed to ensure that the program meets clearly defined development objective. IDBs issued by the State are secured solely by payments from the private company and there is no obligation, either actual or implied, to provide state funds to secure the bonds. The Oregon Mass Transportation Financing Authority ("OMTFA") reviews financing request from local mass transit districts and my authorize issuance of revenue bonds to finance eligible projects. The State has no financial obligation for these bonds, which are secured solely by payments from local transit districts.

             The State is statutorily authorized to enter into financing agreements through the issuance of certificates of participation. Certificates of participation have been used for the acquisition of computer systems by the Department of Transportation, Department of Administrative Services, and the Department of Higher Education. Also, certificates of participation have been used for the acquisition or construction of buildings by the Department of Administrative Services, Department of Fish and Wildlife, Department of Corrections, State Police, and Department of Higher Education. Further, certificates of participation were used in the acquisition of telecommunication system by the Department of Administrative Services and the Adult & Family Services Division. For the year ending June 30, 1996, the certificates of participation debt totaled $443.4 million. The debt service requirements for certificates of participation for 1995-1997 is estimated at $70.1 million.

             HHECFA is a public corporation created in 1989, and modified in 1991, to assist with the assembling and financing of lands for health care, housing, educational and cultural uses and for the construction and financing of facilities for such uses. The Authority reviews proposed projects and makes

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recommendations to the State Treasurer as to the issuance of bonds to finance proposed projects. The State has no financial obligation for these bonds, which are secured solely by payments from the entities for which the projects were financed.

             The Treasurer on behalf of the State may also issue federally taxable bonds in those situations where securing a federal tax exemption is unlikely or undesirable; regulate "current" as well as "advance" refunding bonds; enter into financing agreements, including lease purchase agreements, installment sales agreements and loan agreements to finance real or personal property and approve certificates of participation with respect to the financing agreements. Amounts payable by the State under a financing agreement are limited to funds appropriated or otherwise made available by the Legislative Assembly for such payment. The principal amount of such financing agreements are treated as bonds subject to maximum annual bonding levels established by the Legislative Assembly under Oregon statute.

             Each of Fitch Investors Service, Moody's Investors Service and Standard & Poor's Ratings Group has assigned their municipal bond ratings of "AA," "Aa," and "AA" respectively.

Factors Affecting Puerto Rico
             General Economic Conditions. Puerto Rico, the fourth largest of the Caribbean islands, is located approximately 1,600 miles southeast of New City and 1,000 miles east-southeast of Miami, Florida. It is approximately 100 miles long and 35 miles wide. According to estimates of the Planning Board, the population of Puerto Rico increased to 3,653,000 during fiscal 1994.

             Puerto Rico came under United States sovereignty by the Treaty of Paris, signed on December 10, 1898, terminating the Spanish-American War. Puerto Ricans have been citizens of the United States since 1917. Puerto Rico's constitutional status is that of a territory of the United States and the ultimate source of power over Puerto Rico, pursuant to the Territories Clause of the Federal Constitution, is the United States Congress. The Commonwealth exercises virtually the same control over its internal affairs as do the fifty states; however, it differs from the states in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives and limited voting powers. Most federal taxes, except those such as social security taxes, are not levied in Puerto Rico. No federal income tax is collected from Commonwealth residents on ordinary income earned from sources in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries and for income earned from sources outside Puerto Rico.

             The Commonwealth has established policies and programs directed at the development of manufacturing and the expansion and modernization of the island's infrastructure. The investment of mainland United States, foreign and local funds in new factories has been stimulated by selective tax exemption, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have bee to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the island's population.

             The economy of Puerto Rico is closely integrated with that of the mainland United States. During fiscal 1994 approximately 87% of Puerto Rico's exports went to the United States mainland, which was also the source of approximately 67% of Puerto Rico's imports. In fiscal 1994, Puerto Rico experienced a $4.3 billion positive adjusted merchandise trade balance. Gross product in fiscal 1991 was $22.8 billion and gross product in fiscal 1995 was $28.4 billion. This represents an increase in gross product of 24.4% from fiscal 1991 to 1995.

             Puerto Rico's more than decade-long economic expansion continued throughout the five-year period from fiscal 1991 through fiscal 1995. Almost every sector of the economy was affected and record levels of employment were achieved. Average employment in creased from 977,000 in fiscal 1991 to 1,051,300 in fiscal 1995. Average unemployment decreased from 15.2% in fiscal 1991 to 13.8% in fiscal 1995.


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             Puerto Rico has a diversified economy. During the fiscal years
1990-1994, the manufacturing and service sectors generated the largest portion of gross domestic product. Three sectors of the economy provide the most employment: Manufacturing, services, and government.

             Gross product in fiscal 1991 was $22.8 billion and gross product in fiscal 1995 was $28.4 billion. This represents an increase in gross product of 24.4% from fiscal 1991 to 1995. Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1994, aggregate personal income was $25.7 billion and personal income per capita was $7,047. Personal income includes transfer payments to individuals in Puerto Rico under various social program. Transfer payments to individual in fiscal 1994 were $5.7 billion, of which $3.9 billion, or 68.9% represent entitlements to individuals who had previously performed services or made contributions under programs such as Social Security, Veterans' Benefits, and Medicare.

             Budgetary Process. The fiscal year of the Commonwealth begins on July 1. The Governor is constitutionally required to submit to the Legislature an annual balanced budget of capital improvements and operating expenses of the Commonwealth for the ensuing fiscal year. Section 7 of Article VI of the Constitution provides that, "The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations as provided by law."

             Revenues and Expenditures. In the fiscal 1995 budget revenues and other resources of all budgetary funds total $8,381,444,000, excluding balances from the previous fiscal year and general obligation bonds authorized. Current expenses and capital improvements, other than those financed by bonds, of all budgetary funds total $8,673,845,000, an increase of $1,160,550,000 from fiscal 1994. The general obligation bond authorization for the fiscal 1995 budget is $325,000,000.

             In the fiscal 1996 budget proposal revenues and other resources of all budgetary funds total $8,269,848,000 excluding balances from the previous fiscal year and general obligation bonds authorized. Current expenses and capital improvements other than those financed by bonds, of all budgetary funds total $8,546,543,000, a decrease of $127,303,000 from fiscal 1995. The general obligation bond authorization for the fiscal 1996 budget is $355,000,000.

             Tax Incentives. Much of the development of the manufacturing sector in Puerto Rico can be attributed to various federal and Commonwealth tax incentive, particularly Section 936 of the Internal Revenue Code, as amended (the "Code") and the Commonwealth's Industrial Incentives Program.

             Section 936. Under Section 936 of the Code, United States corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their United States corporate income tax the portion of such tax attributable to (i) income derived from the active conduct of a trade or business within Puerto Rico ("active business income") or from the sale of exchange of substantially all assets used in the active conduct of such trade or business; and, (ii) qualified possession source investment income ("passive income"). To qualify under Section 936 in any given taxable year a corporation must derive (i) for the three-year period immediately preceding the end of such taxable year 80% or more of its gross income from sources within Puerto Rico; and, (ii) for taxable years beginning after December 31, 1986, 75% or more of its gross income from the active conduct of a trade or business in Puerto Rico. A Section 936 Corporation may elect to compute its active business income eligible for the Section 936 credit under one of three formulas.

             On November 17, 1995 the United States Congress adopted, as part of its larger federal income tax legislative package, a ten-year phase out of the current 936 credit for companies that are existing credit claimants and the elimination of the credit for companies establishing new operation in Puerto Rico and for existing companies that add a substantial new lime of business. The credit based on the economic limitation will continue as under current law without change until tax years beginning in 2002, during which years the possession business income will be subject to a cap based on the corporation's possession income for an average adjusted base period. The credit based on the percentage limitation will continue as under current law

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until tax years beginning in 1998. In that year and thereafter, the credit based on the percentage limitation will be 40%, but the possession business income will be subject to a cap based on the corporation's possession income for an average adjusted base period. The 936 credit is eliminated for taxable years beginning in 2006. However, the credit granted to passive income (QPSII) is eliminated for taxable years beginning after December 31, 1995.

             The President vetoed the legislation submitted by the United States Congress on December 7, 1995. The Administration has proposed a modification to the 936 credit that would phase out the credit based upon the percentage limitation over a five year period beginning in 1997, retain the credit based upon the economic limitation under current law, allow a five year carry forward of excess credit based upon the economic limitation and retain the credit granted to passive income (QPSII) under current law.

             It is not possible at this time to determine the final legislative changes that may be made to Section 936, or the effect on the long-term outlook on the economy of Puerto Rico. The government of Puerto Rico does not believe there will be short-term or medium-term material adverse effects on Puerto Rico's economy as a result of the changes to Section 936 currently proposed by Congress or the Administration. The Government of Puerto Rico further believes that even if the Congressional proposal became law, sufficient time exists to put additional incentive programs in place to safeguard Puerto Rico's competitive position.

             Industrial Incentives Program. Since 1948 Puerto Rico has had various industrial incentives laws designed to stimulate industrial investment in the island. On January 24, 1987, the Governor of Puerto Rico signed into law the most recent industrial incentives law, known as the Puerto Rico Tax Incentive Act (the "1987 Act"). The tax exemption benefits provided by the 1987 Act are generally more favorable than those provided by its predecessor, the Industrial Incentives Act of 1978 (the "1978 Act"). The activities eligible for exemption under the 1987 Act include manufacturing, certain designated services for markets outside Puerto Rico, the production of energy from local renewable sources for consumption in Puerto Rico, and laboratories for scientific and industrial research.

             The 1987 Act provides a fixed 90% exemption from income and property taxes and a 60% exemption from municipal license taxes during a 10, 15, 20 or 25 year period, depending on the zone where the operations are located. The 1987 Act also provides a special deduction equal to 15% of the production payroll for companies whose net income from operations is less than $20,000 per production job. This special benefit is designed to attract and maintain labor intensive operations in Puerto Rico. The passive income from certain qualified investment in Puerto Rico and the instruments evidencing such investments are fully exempt from income tax. In addition, companies making such investments for fixed periods of not less than five years are eligible to reduce the tollgate tax imposed on dividend and liquidating distributions from a maximum rate of 10% to 5%, depending on the amount and term of the investment.

             The bottom limit of 5% was approved in a recent amendment (December
1993) of the 1987 Act (the "1993 amendments"). The 1993 amendments also impose a new 5% estimated tax on annual industrial development income, subject to reduction in the event certain long-term qualified investments with such income are made. The Department of Treasury is collecting an additional amount annually as a result of the implementation of the bottom limit. As a result of the 1993 amendments, the Department of the Treasury has increased its ability to predict tax revenues from corporations with greater accuracy. The 1993 amendments also contain an option to pay a flat 14% tax on annual industrial development income, which would allow eligible companies to repatriate profits free of tollgate taxes. Under this option, if a company invests 25% or 50% of its profits in qualified industrial development investments, the 14% rate drops to 11% or 9%, respectively. The 1987 Act applies to newly established operations as well as to existing operations that elect to convert their tax exemption grants to the provision of the 1987 Act.

             Since 1983 hotel operations have been covered by a special incentives law, the Tourism Incentives Act of 1983, which provides exemptions from income, property and municipal license taxes for a period of 10 years. In 1993, legislation was enacted providing for an additional set of tax incentives for new hotel development projects. In addition to providing for exemptions from income, property and municipal license taxes for a period of up to 10 years, it provides certain tax credits for qualifying investments in such projects.

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             Caribbean Basin Initiative. In August, 1983, the President of the
United States signed into law the Caribbean Basin Economic Recovery Act. The Tax Reform Act of 1986 amended Section 936 to allow Puerto Rico financial institutions to invest funds representing earnings accumulated under Section 936, in active business assets or development projects in a qualified Caribbean Basin country. As of December 1994, 167 projects under the Puerto Rico Caribbean Development Program have been promoted in fourteen Caribbean Basin countries, representing 36,115 jobs and over $1,989 million in loan commitments, of which $1,217 million of Section 936 funds have been disbursed.

             Debt Administration and Limitation. Public sector debt comprises bonds and notes of the Commonwealth and its municipalities and public corporations. Direct debt of the Commonwealth is supported by Commonwealth taxes. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes is generally supported by the revenues of such corporations from charges for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

             Commonwealth Guaranteed Debt. Annual debt service on outstanding Commonwealth guaranteed bonds issued by Urban Renewal and Housing Corporation and assumed in fiscal year 1992 by Housing Bank and Finance Agency is $13,254,048 in the fiscal year ending September 30, 1996, which constitutes the maximum annual debt service on such bonds. The final maturity of such bonds is October 1, 2001. As of September 30, 1995, $74,755,000 of Commonwealth guaranteed bonds of Housing Bank and Finance Agency were outstanding. Annual debt service on Commonwealth guaranteed bonds of Public Buildings Authority is $114,777,000 in fiscal year ending June 30, 1996 with the final maturity on July 1, 2025. As of September 30, 1995, $1,335,611,000 of Commonwealth guaranteed bonds of Public Buildings Authority were outstanding. No payments under the Commonwealth guaranty have been required to date for bonds of Housing Bank and Finance Agency or Public Buildings Authority.

             As of September 30, 1995, $267,000,000 of Commonwealth guaranteed obligations of Government Development Bank were outstanding. No payments under the Commonwealth guaranty have been required for any obligations of Government Development Bank to date.

             Public Sector Debt. In Puerto Rico, many governmental or quasi-governmental functions are performed by public corporations. These are governmental entities of the Commonwealth created by the Legislature but with varying degrees of independence from the central government. Most public corporations obtain revenues from charges for services or products, but many are subsidized to some extent by the central governments. Capital improvements of most of the larger public corporations are financed by revenue bonds under trust notes of certain of the public corporations as of September 30, 1995. Debt of certain other public corporations is payable primarily from the Federal Government or is payable from sources other than Commonwealth appropriations or taxes or revenues of public corporations derived from services or products.

             Historically, the Commonwealth has maintained a fiscal policy which provides for a prudent relationship between the growth of public sector debt and the growth of the economic base required to service that the debt. The Commonwealth has also sought opportunities to realize debt service savings by refunding outstanding debt with obligations bearing lower interest rates. Over fiscal years 1991 to 1995, public sector debt increased by 24.7% while gross product rose 24.4%. This slightly greater increase in the rate of public sector debt relative to the rate of increase in gross product over the subject period was principally the result of refinancing to achieve debt service savings. Short term debt outstanding relative to total debt was 7.7% as of September 30, 1995.

             Government Development Bank. The principal functions of Government Development Bank are to act as financial advisor to, and fiscal agent for, the Commonwealth, its municipalities and public corporations in connection with the issuance of bonds and notes, to make loans and advances to public corporations and municipalities, and to make loans to private enterprises to aid in the economic development of Puerto Rico.

                  As of September 30, 1995, $1,540,948,000 of bonds and notes of Government Development Bank

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were outstanding. Government Development Bank has loaned $1,901,578,894 to
Commonwealth public corporations and municipalities. Act No. 12, approved May 9, 1975, as amended, provides that the payment of principal of and interest on specified notes and other obligations of Government Development Bank, not exceeding $550,000,000, may be guaranteed by the Commonwealth, of which $267,000,000 were outstanding as of September 30, 1995. Government Development Bank has the following principal subsidiaries: Higher Education Assistance Corporation, Housing Finance Corporation, Tourism Development Fund, Development Fund, Capital Fund, and Public Finance Corporation.

Factors Affecting Utah Fund
             General Economic Conditions. On January 4, 1896, the State became the forty-fifth state of the United States of America. Ranking eleventh among the states in total area, the State contains approximately 82,168 square miles. It ranges in elevation from a low of 2,500 feet above sea level in the south, to a high of 13,500 feet above sea level in the north. The State is located in an arid region (precipitation ranks as the forty-ninth lowest in the nation, ahead of Nevada) and in the center of the Rocky Mountain region with excellent access to major national and international markets. Home to deserts, plateaus, the Great Basin and the Rocky Mountains, the State is known for its scenic beauty and the diversity of its outdoor recreation areas. Approximately 20% of the State is national park and forest land, 42% is Bureau of Land Management land and 7% is State park land. Transportation infrastructure in the form of interstate highways, railroad lines, and an international airport is in place to provide efficient transportation for business and tourism.

             The population forecast for 1996 is 2,002,359 indicating continued growth. The 1995 estimate for Utah's population was approximately 1,959,025, a 2.2% increase. The U.S. Census Bureau estimates Utah was the third fastest growing state in the country. Net in-migrations were approximately 13,882 people in 1996. This is the sixth consecutive year Utah experienced strong net in-migrations. The State's population continues to be concentrated in the metropolitan area along the Wasatch mountains, with Salt Lake City as the hub. Growth in the rural areas has picked up in the last few years and between 1995 and 1996, almost every county in Utah experienced population increases. The State continues to face the challenge of bringing more economic development to the rural areas of the State.

             Utah's economy continues to experience sustained growth rates greater than that of the national economy. Employment growth, an important economic indicator, continues to look strong. Utah consistently ranked near the top of the nation in job growth. In 1996, Utah's job growth rate was 5.3%, or an additional 48,000 net new jobs, ranking second among all states. Utah's job growth rate has now equaled or exceeded 3.0% for nine consecutive years and exceeded 5% in four straight years. Projected job growth for 1997 is about 4.2%.

             The strength of the State's economy over the past several years has occurred at the same time that it has become more diversified. That is, the distribution of the State's employment has become less specialized across industries while the level of total employment has increased. The result of this restructuring in the midst of economic growth is that sectors in which the State's employment has been disproportionately concentrated in the past (such as the federal government and extractive industries) have lost in employment share, while sectors other than these (notably those affected by the expansion of tourism, computer software, financial services, and biomedical technologies) have increased in shares. The service industries continue to generate the largest number of jobs in the State. During 1996, services created 17,100 new jobs for a growth rate of over 7%. The major contributors to rapid expansion were the high-tech computer services, business services, engineering/management services, and personal/amusement services.

             In light of Utah's economic growth and positive financial position, the State continues to face many significant issues. The State must deal with the increased demand for services associated with this growth. Education, economic development, transportation, corrections, health, and human service needs continue to be the major demands on state resources.

             Budgetary Process. The Governor is required to submit a balanced budget to the Legislature for each fiscal year. The budget is required to describe, among other things, (i) a complete plan of proposed expenditures and estimated revenues for the ensuing year, (ii) the revenues and expenditures for the next

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preceding fiscal year, and (iii) current assets, liabilities and reserves, any surplus or deficit and the debts and funds of the State. The budget is required to include an itemized estimate of appropriations for payment and discharge of the principal and interest of the indebtedness of the State, among other things. Deficits or anticipated deficits must be included in the budget.

             The State Constitution requires that budgeted expenditures should not exceed estimated revenues and other sources of funding, including beginning fund balances. The Legislature authorizes expenditures in annual state "Appropriations Acts." The Acts also identify the sources of funding for budgeted expenditures. In the event actual revenues are insufficient to cover budgeted expenditures, the Governor must order budget reductions. Adjustments to the budget may be made throughout the year for changes in department revenues or fund revenues so that departments and funds will not end the fiscal year in a deficit positions.

             The State also has an appropriation limitation statute which limits the growth in state appropriations. The law provides three basic limitations. First, as population, personal income, and inflation increase, appropriations are allowed to increase only at the same relative rate. Second, it limits outstanding state general obligation debt to 20% of the appropriations limit. Third, it freezes the state-mandated property tax rate, which funds a portion of public education at the local level. These statutory limitations can be exceeded only if a fiscal emergency is declared and approved by more than two-thirds of both houses of the Legislature, or if approved by a vote of the people. However, the spending limit statute may be amended by a majority in both houses of the Legislature.

             The State was $7.4 million below the appropriation limitation for the fiscal year ended June 30, 1996. The State is currently below the fiscal year 1997 appropriation limitation by $15 million. Also, the State is currently $326 million below the debt limit established in the Constitution.

             Revenues and Expenditures. The General Fund is the principal fund from which appropriations are made for State operations. It is specifically maintained to account for all financial resources and transactions not accounted for in another fund. The General Fund receives all State sales taxes, which comprise the largest source of this Fund's revenues. Other principal sources of revenues include Federal contracts, grants and mineral lease payments, State department collections and miscellaneous licenses, fees and taxes.

             Each fund of the State maintains an equity position which is either restricted by state law, restricted by contract, or is unreserved and available for future appropriation. The equity position of the State's General Fund Uniform School Fund, and Transportation Fund are:

             The state ended fiscal year 1996 with a surplus in both the General and Uniform School Funds totaling $9.1 million. In addition, fiscal year 1997 revenue is expected to exceed original estimates by $13.8 million with the total General and Uniform School Fund at $2.8 billion. Other changes to available dollars amount to $1.9 million. Altogether, there are $24.8 million available. This allows the governor to recommend supplemental funding in fiscal year 1997 for needs that arose after the legislature met in 1996. The Governor is recommending $6.7 million in General and Uniform School Fund supplementals.

             The General Fund ending balance for fiscal year 1996 was $351,000, which is 97.7% less than the previous fiscal year. Approximately $126.2 million in the Uniform School Fund was reserved from fiscal year 1996 for fiscal year 1997, leaving a $0 ending balance in this fund at June 30, 1996. The balance in the Rainy Day Fund was $71.5 million.

             Actual revenue collections for the General Fund in fiscal year 1996 were $1.34 billion. Of this amount, 86.8% or $1.162 billion came from the sales and use tax. Sales and use tax revenue increased 10.2% from the previous fiscal year. Retail sales were estimated to have increased 11.8% in 1996, but are projected to slow to 6.3% in 1997.

             Actual revenue collections in the Uniform School Fund was $1.33 billion. Of this amount, approximately $1.14 billion or 85.8% was generated from the individual income tax, an increase of 11% from fiscal year 1995. Revenue in the Transportation Fund for fiscal year 1996 totaled $261 million, with 64% or

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$163 million represented by the motor fuel tax which showed a 4.8% increase.

             Expenditures in the General and Uniform School Funds for fiscal year 1996 totaled $2.595 billion. Prior to the lapsing of $14.1 million into these Funds, the total appropriations were $2.609 billion. The majority of the spending is toward public education, which consisted of 48% or $1.25 billion of total expenditures. Higher education received $425 million or 16.2%. Corrections appropriations amounted to 5.9% or $155 million, and human services were 5.5% or $142 million of total appropriations.

             Debt service appropriations from General and Uniform School Funds totaled $77 million in fiscal year 1996 and are expected to increase to $81.5 million for fiscal year 1997. Appropriations for the Capital Budget in these Funds were $72.4 million in fiscal year 1996 but are estimated to increase to $209.1 million in fiscal year 1997. Total capital budget for all funds for fiscal year 1996 was $388.3 million and total debt service was $94.4 million.

             Debt Administration and Limitation. Utah's Constitution limits the State to a total general obligation debt not to exceed, in the aggregate any one time, an amount equal to 1.5% of the value of the taxable property of the State, as shown by the last assessment for state purposes. The estimated fiscal year 1998 appropriation limit of $3.25 billion equates to an outstanding general obligation debt limit of $650 million. Revenue bonds and certificates of participation issued by the State are legally excluded from the debt limitations.

             During fiscal year 1995, the State issued $95 million in general obligation bonds and $31 million in lease revenue bonds for construction and renovation of various capital facilities. Shortly after fiscal year end, the State issued general obligation bonds totaling $45 million for buildings construction and purchases. The State also issued $93 million in lease revenue bonds on August 15, 1995, to be used to purchase and construct state buildings. The State is authorized to issue an additional $15 million in general obligation bonds for construction and renovation of various capital facilities. The bonds are not likely to be issued before July 1996.

             The State issued $8.4 million in water revenue refunding notes on October 4, 1995. The note proceeds and original bond reserve funds were used to defease the 1989 Revolving Loan Recapitalization Program Revenue Bond of $7.7 million. The notes also provided an additional $2 million in capital for revolving water loan programs.

             As of June 30, 1995, the State's total general obligation debt outstanding was $431 million, leaving available to the Sate $725 million of additional general obligation borrowing capacity. As of October 31, 1995, the outstanding debt was $413 million, with a remaining constitutional limit of $743 million. A statutory debt limit is established in the Utah Code Annotated. It sets the maximum general obligation bonding authority at 20% of the appropriation limitation. The estimated fiscal year 1998 appropriation limit of $3.25 billion equates to an outstanding general obligation debt limit of $650 million. This amount, less approximately $297 million in outstanding debt and $27 million in authorized but unissued debt, leaves a general obligation borrowing capacity of $326 million in fiscal year 1998.

             In fiscal year 1996, $44.33 million general obligation bonds were authorized and another $31 million are authorized for fiscal year 1997. Lease-purchase/revenue bond projects authorized for fiscal year 1997 are at $50.6 million.

             Funding for debt service on the State's general obligation bonds is usually appropriated from the General Fund and transferred to the various bond sinking funds within the Debt Service Fund. All State general obligation bond and certain revenue bond principal and interest payments are made from individual sinking funds within the Debt Service Fund. Investment earnings on moneys held in the sinking funds (except as may be required by the proceedings authorizing the issuance of particular series of bonds), transfers from the General Fund or Special Revenue Funds and certain pledged revenues are the only sources of funding for this fund.

             The outstanding general obligation bonds of the State were rated "Aaa by Moody's, "AAA" by Standard & Poor's, and "AAA" by Fitch as of July 1, 1995.

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Factors Affecting Washington Fund
             General Economic Conditions. The state of Washington was created by an enabling act of Congress in 1889. The state is located on the Pacific Coast in the northwestern corner of the continental United States. Washington comprises 68,139 square miles. On the west side of the state, high mountains rise above coastal waters. The mild moist climate in western Washington makes this region excellent for dairy farming and the production of flower bulbs. The forests of the Olympic Peninsula are among the rainiest places in the world. Washington's location makes it a gateway for land, sea, and air travel to Alaska and the Pacific Rim countries. Its coastline has hundreds of bays and inlets that make excellent harbors. East of the Cascade Mountain Range, farmers raise livestock and wheat on large ranches. Washington leads the nation in apple production and the state produces large amounts of lumber, pulp, paper, and other wood products.

             The State's population reached an estimated 5,516,800 in 1996, with an annual growth rate of approximately 2% despite slower economic growth since 1990. In fiscal year 1995, Washington's population growth remained relatively strong, with an estimated net migration of 57,400 people between April 1, 1994 and April 1, 1995. This was only slightly higher than the 55,700 increase recorded in the previous fiscal year, but still substantially above the 30-year historical average of approximately 40,000 net migrants per year. Net migration between 1996 and 1997 is forecast at 55,800.

             The City of Seattle, located in northwestern Washington, is the largest city in the Pacific Northwest and serves as the King County seat. King County and the adjacent counties to the north, Snohomish and Island Counties, comprise the Seattle Primary Metropolitan Statistical Area ("PMSA"), which is the fourth largest metropolitan center on the Pacific Coast and biggest single component of the State's economy. The population in Seattle declined gradually to 488,200 in 1986 and since that time has increased to 531,400 in 1994. The percent of State residents living east of the Cascades, which had remained stable at 25% throughout the 1970's, declined to nearly 20% by 1990. Since 1990 the pace of growth picked up in several eastern cities, including Spokane, as growth began to slow in the Puget Sound area.

             The economic base of the State includes manufacturing and service industries as well as agricultural and timber production. As the State's largest employer, the Boeing Company, is preeminent in aircraft manufacture and is headquartered in Seattle. Boeing exerts a significant impact on overall State production, employment and labor earnings. After six years of downsizing, Boeing increased its work force by 3,800 employees in the last two quarters of fiscal year 1996, with plans to hire 10,000 more by the end of calendar year 1996. This marked a dramatic turn-around for the state's aerospace industry, which lost a total of 25,000 jobs between the first quarter of 1993 and the second quarter of 1996. While the primary activity of Boeing is the manufacture of commercial aircraft, Boeing has played leading roles in aerospace and military missile programs for the United States and has undertaken a broad program of diversification activities including Boeing Information and Support Services. In 1995, Boeing had $19.515 billion in sales and net earnings of $329 million, and a backlog of orders totaling $72.3 billion. While Boeing has dominated manufacturing employment, other manufacturers have experienced growth, thus reducing Boeing's percentage of total manufacturing jobs in the State. The most significant growth in manufacturing jobs, exclusive of aerospace, has occurred in high technology-based companies.

             The highest employment growth in the State between 1981 and the present occurred in the services sector, although rate of growth has shown small but consistent decline since 1990 from 7% to 3.5% forecast for 1994. As the business, legal, and financial center of the State, Seattle ranks ninth in the country in the number of downtown hotel rooms. The Washington State Convention and Trade Center, occupying 370,000 square feet at an investment of $152 million opened in June 1988. The convention facility has the capacity for events involving as many as 11,000 people. The State's natural attractions include the Olympic and Cascade Mountain Ranges, Mt. Rainier, Mt. St. Helens National Volcanic Monument, Puget Sound and the ocean beaches. Tourists also enjoy the State's wineries. Seven of the ten largest wine producers in the Pacific Northwest are located in the State.

             Natural forests cover more than 40% of the State's land area. Forest products rank second behind aerospace in value of total production. Approximately 2.6% of non-farm employment is in the forest products industry, with The Weyerhaeuser Company being the largest employer. Productivity in the State's forest

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products industry increased steadily from 1980 to 1990; however, since 1991 recessionary influences have resulted in a production decline. Yet, in 1994, the industry employed more than 58,000 people and produced approximately $11.0 billion worth of products. A continued decline in overall production during the next few years is expected due to federally imposed limitations on the harvest of old-growth timber and the inability to maintain the recent record levels of production increases. Although continued decline in unemployment may be anticipated in certain regions, the impact is not expected to significantly affect the State's overall economic performance.

             Agriculture, combined with food processing, is the State's most important industry. The State's major products, wheat, milk, apples and cattle, comprise 55% of total production. Washington's food processing industries employed approximately 40,000 workers at more than 750 plants in 1994, generating products worth nearly $8 billion annually. Growth in agricultural production, including potatoes and hay, was an integral factor in the State's economic growth in the late 1980's and early 1990's.

             On a combined basis, employment in the government sector represents approximately 19% of all wage and salary employment in the State. Seattle is the regional headquarters of a number of federal government agencies, and the State receives an above-average share of defense expenditures. Major federal installations include Navy bases at Bremerton, Whidbey Island and Bangor; Everett is the site of a new Naval home port; an Air Force base (McChord) and an Army base (Fort Lewis) are located in the Tacoma area. As part of the President's plan to reduce the federal deficit, the Secretary of Defense has proposed spending cuts that would include the Puget Sound Naval Shipyard and the Bangor Trident Submarine Base in Kitsap County. None of the military installations in the State are included among those bases proposed for closure in 1995. Recent declines of naval and civilian personnel in Kitsap County have been offset by increases in army personnel in Pierce County. During 1994, Army unit reassignments to Fort Lewis from Europe and parts of the United States increased troop strength by more than 5,000. At present no major additions or reductions to troop strength at Fort Lewis have been made. The long term outlook is for relative stability.

             Budgetary Process. The Governor is required to submit a budget to the state Legislature no later than December 20 of the year preceding odd-numbered year sessions of the Legislature. The budget is a proposal for expenditures in the ensuing biennial period based upon anticipated revenues from the sources and rates existing by law at the time of submission of the budget. The appropriated budget and any necessary supplemental budgets are legally required to be adopted through the passage of biennial appropriation bills by the Legislature and approved by the Governor. Biennial operating appropriations are generally made at the fund/account and agency level, however, in a few cases, biennial appropriations are made at the fund/account and agency/program level. Biennial capital appropriations are generally made at the fund/account, agency, and project level.

             Biennial legislative appropriations are strict legal limits on expenditures/expenses, and over expenditures are prohibited. All appropriated and non-appropriated/allotted funds are further controlled by the executive branch through the allotment process. This process allocates the expenditure/expense plan into monthly allotments by program, source of funds, and object of expenditures. According to statutes, except under limited circumstances, the original biennial allotments are approved by the Governor and may be revised only at the beginning of the second year of the biennium and must be initiated by the Governor.

             Proprietary funds earn revenues and incur expenses not covered by the allotment process. Budget estimates are generally made outside the allotment process according to prepared business plans. These proprietary fund business plan estimates are adjusted only at the beginning of each fiscal year.

             Additional fiscal control is exercised through various means. OFM is authorized to make expenditure/expenses allotments based on availability of unanticipated receipts, mainly federal government grant increases made during a fiscal year. State law does not preclude the over expenditure of allotments although, the statute requires that the Legislature be provided an explanation of major variances.

                  Revenues and Expenditures. The General Fund accounts for all general government financial resources and expenditures not required to be accounted for in other funds. For the 1993-1995 biennium,

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revenues in the General Fund increased 11.5%. Based on the November 1996 forecast by the ERFC, General Fund-State revenues for the 1995-1997 Biennium are forecast to be about $18.3 billion, an increase of 6.2% over the previous biennium in nominal terms. In real terms and on a constant rate and base, the revenue growth will be about 5.1%. Tax changes enacted during the 1995 legislative session reduced revenues for the 1995-1997 Biennium by $228 million; additional changes during the 1996 legislative session and the special session further reduced revenues for the 1995-1997 Biennium by $175 million. Without these legislative reductions, the revenue growth for the 1995-1997 Biennium would have been 10%.

             Governmental activities are accounted for in four governmental fund types: the general, special revenue, debt service, and capital projects funds. Revenues for all governmental funds are estimated to total $37.97 billion for the 1995-97 biennium. This represents an increase of 5.9% over revenue for the previous biennium. Taxes, the largest source of governmental revenue, are expected to produce 55% of revenues. This percentage is a slight increase from the previous biennium and is attributable to growth in the state's population and personal income during the current biennium which increased retail sales and use tax collections by $434 million or 5.3%. Also, during the current biennium, the federal government grants-in-aid is expected to increase by $397 million or 5%. However, Washington is expected to lose $618.9 million in federal funding in the 1997-99 biennium due to federal cost cutting measures signed into law in August 1996. Of this amount, $474 million are in programs outside of the current state budget. Yet, many of these reductions are expected to have a significant impact on the state budget.

             Claims and judgments payable is materially comprised of three activities: workers' compensation, risk management, and state employees' insurance. The Workers' Compensation Fund, an enterprise fund, establishes a liability for both reported and incurred but not reported insured events, which includes estimates of both future payments of losses and related claim adjustment expenses. At June 30, 1995, $23.4 billion of unpaid claims and claim adjustment expenses are presented at their net present value of $10.4 billions. The $10.4 billion claims and claim adjustment liabilities as of June 30, 1995, includes $4.7 billion for supplemental pension cost of living adjustments (COLA) that by statute are not to be fully funded. The remaining $5.7 billion in claims liabilities is fully funded by $6.7 billion in assets, including $6.2 billion of long-term investments, held for payment of the claims.

             The Risk Management Fund, an internal service fund, reports claims and judgment liabilities when it becomes probable that a loss has occurred and the amount of that loss can be reasonably estimated. The state and its component public authorities are defendants in a significant number of lawsuits pertaining to property and casualty matters. As of June 30, 1995, outstanding and actuarially determined claims against the state and its public authorities were $113.8 million for which the state has recorded a liability. At June 30, 1995, the Risk Management Fund held $69.3 million in cash equivalents designated for payment of these claims. Of this amount, $52.6 million has been accumulated under the state's Self Insurance Liability Program initiated in 1990. This Self Insurance Liability Program is intended to provide funds for the payment of all claims resulting from accidents after June 30, 1990. The state is restricted by law from accumulating funds in the Self Insurance Liability Program in excess of 50% of total outstanding and actuarially determined claims. Current projections indicate that the state will reach this limit by June 30, 1996.

             The State Employees' Insurance Fund, an internal service fund, establishes a liability when it becomes probable that a loss has occurred and the amount of that loss can be reasonably estimated. Liabilities include an actuarially determined amount for claims that have been incurred but not reported. Because actual claims liabilities depend on various complex factors, the process used in computing claims liabilities does not necessarily result in an exact amount. At June 30, 1995, the state held $31.1 million in investments designated for payment of state employees' insurance claims.

             Debt Administration. The State Constitution and enabling statutes authorize the incurrence of state general obligation debt, to which the state's full faith, credit, and taxing power are pledged, either by the Legislature or by a body designated by statute (presently the State Finance Committee). Bonds payable at June 30, 1995 consisted of bonds issued by the state of Washington and accounted for in the General Long-Term Obligations Account Group, and certain state agency bonds accounted for in proprietary funds. During Fiscal Year 1995, the state of Washington maintained its "AA" rating from Fitch Investors Service and Standard &

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Poor's Corporation, and its "Aa" rating from Moody's Investors Service.

             General Obligation Bonds. General obligation bonds have been authorized and issued primarily to provide funds for acquisition and construction of capital facilities for public and common schools, higher education, public and mental health, corrections, conservation, and maintenance and construction of highways, roads, and bridges. The state also issued bonds for assistance to municipalities for construction of water and sewage treatment facilities and corrections facilities. Additionally, bonds are authorized and issued to provide for the advance refunding of general obligation bonds outstanding.

             Zero Interest Rate General Obligation Bonds. Zero interest rate general obligation bonds have been authorized and issued primarily to provide funds for acquisition and construction of public administrative buildings and facilities, and capital facilities for public and common schools and higher education. Total debt service (principal and interest) requirements for zero interest rate general obligation bonds to maturity as of June 30, 1995 was approximately $492 million. As of June 30, 1995, zero interest rate general obligation bonds outstanding totaled $208 million while bonds authorized but unissued equaled zero.

             Limited Obligation Bond. Limited obligation bonds have been authorized and issued to provide funds for public school plant facilities; state, county, and city arterials; and state capital buildings and facilities. These bonds are payable primarily from dedicated revenue of the state's motor vehicle fuel excise tax and other miscellaneous dedicated revenue generated from assets such as harbors and tidelands, park, and land grants. Total debt service (principal and interest) requirements for limited obligation bonds to maturity at June 30, 1995 was approximately $8.1 million. As of November 30, 1996, limited obligation bonds outstanding totaled $4.2 million while bonds authorized but unissued equaled zero.

             Revenue Bonds. Current state statutes empower certain state agencies to issue bonds that are not supported, or are not intended to be supported, by the full faith and credit of the state. These bonds pledge income derived from acquired or constructed assets for retirement of the debt and payment of the related interest. Revenue bonds issued by individual agencies are supported by fees, rentals, and tolls assessed to users. Primary issuing agencies are the State's Public Universities and various Community Colleges. Total debt service (principal and interest) for revenue bonds to maturity at June 30, 1995 was approximately $310 million. As of June 30, 1995, revenue bonds outstanding totaled $162 million while bonds authorized but unissued equaled zero.

             Certificates of Participation. The office of the State Treasurer continued its administration of the state certificates of participation program ("COPs")which has been in existence since Fiscal Year 1990. This program enables state agencies to finance the acquisition of real and personal property at tax exempt interest rates realizing substantial savings over vendor financing. The state's publicly-offered equipment certificates of participation have been rated "A" by both rating agencies which rely on the centralized oversight of the State Treasurer and the Office of Financial Management as a strong credit element in the rating. In the real estate component of the financing program, certain projects have been rated "A1" by Moody's Investors Service as a reflection of their essentialness to state government operations. As of June 30, 1995, there were outstanding $193 million in certificates of participation. Underlying this amount were agency certificates originating from 73 agencies amounting to $178.5 million with the balance on deposit with the trustee either for use in the program (unissued proceeds) or to satisfy reserve requirements. These programs are currently funded using a combination of publicly offered securities and bank financial services master installment agreements.

Factors Affecting Wisconsin Fund
             General Economic Conditions. Wisconsin provides a full range of services which include education, health and social services, transportation, law, justice, public safety, recreation and resource development, public improvements and general administrative services. The State's economy remains strong. Unemployment fell to 3.5% for all of 1996, the lowest rate since 1969. This is well below the national rate of 5.4% and is estimated to be the fifth lowest unemployment rate in the country. Manufacturing jobs in 1996 reached 599,900, eclipsing the old mark of 591,000 set in 1979. The strongest growth occurred in the service sector, increasing by 14,900 jobs to a total 645,600. Total non-farm employment increased to 2,586,200, setting a new record. However, in 1996, Wisconsin's jobs increased 1.2% which is much lower than the 2.6% growth

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in 1995 and the 2.0% growth nationally. Looking ahead, strong gains in employment will be more difficult. Employment growth is expected to remain at 1.2% in 1997 and rise slightly to 1.6% in 1998. Manufacturing employment growth is expected to dip into negative territory briefly in 1997, but then resume growth near 1% for 1998 and 1999. That will again place manufacturing employment growth in Wisconsin nearly 1% above the national average. The strongest gains in employment will be trade and services.

             Wisconsin's personal income growth will be affected by the slowdown in employment growth. Personal income increased 6.1% in 1995. However, the slowdown in job growth will restrain income gains to increases below the rest of the country for 1996, 4.9%. In 1997 and 1998, income gains should match the pace of national income growth, about 4.8%.

             In 1995, the State continued its efforts to expand existing State business and attract new businesses to Wisconsin. In 1995, $11.4 million was awarded in grants and loans from the Wisconsin Development Fund for major economic development projects, customized labor training and technology development. In addition, the State operates a variety of programs that target minority business development, development zones and community-based economic development. For the 1997-99 biennium, the Governor recommended $4 million be provided to the Wisconsin Development Reserve Fund to support guarantees for private bank loans of up to $500,000 for land redevelopment. The State expended $8.2 million in 1995 to market Wisconsin as a tourism destination. In Calendar Year 1994, the tourism industry created directly and indirectly 147,149 jobs and $5.6 billion in expenditures. For the 1997-99 biennium, the Governor recommended maintaining tourism promotion funding at $7.7 million annually.

             Wisconsin's Clean Water Fund program provides financial assistance to municipalities for the planning, design and construction of pollution abatement facilities - primarily for wastewater treatment. Funding is provided from the federal state revolving fund grant authorized through the Water Quality Act, and through four State programs backed by State revenue and general obligation bonds. In fiscal year 1995, the Clean Water Fund reached agreements with municipalities amounting to $116.7 million, bringing the total amount of loans and grants awarded by the program to $761.7 million since its inception in 1991. For fiscal years 1997-99, the Governor recommended $20 million be authorized in the Clean Water Fund for subsidized loans to municipalities along with $43,800 to support loan-processing activities.

             Welfare reform initiatives moved forward in Wisconsin in fiscal year 1995 with the implementation of the Parental and Family Responsibility program and the Two-Tier Demonstration project, each in four counties on July 1, 1994. In addition, the Work Not Welfare initiative, one of the first programs in the nation to test time-limited benefits, began in January 1995 in two counties. On April 25, 1996, "Wisconsin Works" was enacted into law as an effort to make people more self-sufficient by making beneficial changes for child care, AFDC families, and increasing grant amounts for subsidized employment. As a result of ongoing welfare reform efforts and a strong economy the AFDC caseload dropped from approximately 68,000 in October 1995 to approximately 48,000 in October 1996, a reduction of almost 30% and the lowest level since the early 1980's.

             In fiscal year 1995, the legislature and Governor acted to fulfill their commitment to increase the State's share of school costs to 66.7% in fiscal year 1997. To facilitate reaching this goal, $171 million was added to the $103 million fiscal year 1995 school aid increase originally approved in the 1993-95 biennial budget, bringing the total fiscal year 1995 State school aid increase to $274 million. This $274 million increase is the largest dollar increase in school aid in the State's history and resulted in a statewide 1994 school property tax increase of only 0.3%, the smallest levy increase since 1973. Full implementation of the two-thirds State funding commitment in Fiscal Year 1997 will result in the largest reduction in the school property tax levy in the State's history. The Governor recommended increases in direct school aids of $204.3 million in fiscal year 1998 and $94.2 million in fiscal year 1999.

             Budgetary Process. The State Constitution requires the Legislature to enact a balanced budget. The State's fiscal year runs from July 1 through June 30 of the following year. State law establishes procedures for the budget's enactment. The Secretary of Administration, under the direction of the Governor, compiles all budget information and prepares an executive budget consisting of the planned operating expenditures and revenues of all State agencies. The Department of Revenue furnishes forecasts of tax revenues to the

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Department of Administration. The budget is submitted to the Legislature on or about February 15 of each odd-numbered year. Upon concurrence by both houses of the Legislature in the appropriations and revenue measures embodied in the budget bill, the entire bill is submitted to the Governor. The Governor is empowered to sign the bill into law or to veto all or part of the bill. If the Governor vetoes any portions, those items may be reconsidered in accordance with the rules of each house and, if approved by two-thirds of the members of each house, will become law notwithstanding the Governor's veto. In the event that a budget is not in effect at the start of a fiscal year, the prior year's budget serves as the budget until such time a new one is enacted.

             State law prohibits the enactment of legislation which would cause the estimated General Fund balance to be less than 1% of the general purpose revenue appropriations for that fiscal year. For the 1995-1996 fiscal year and 1996-1997 fiscal year, the statutorily required reserves are $83 million and $92 million respectively. The effect of the State law provision is to divide the year-ending General Fund balance into two components: the statutorily required reserve and the amount above such reserve.

             The Statutes provide that if, following the enactment of the budget, the Secretary of Administration determines that budgeted expenditures will exceed revenues by more than one-half of one percent of general purpose revenues, no action can be taken regarding approval of expenditure estimates. Further, the Secretary of Administration must notify the Governor, the Legislature and its Joint Committee on Finance, and the Governor must submit a bill correcting the imbalance. If the Legislature is not in session, the Governor must call a special session to take up the matter.

             The Secretary of Administration also has statutory power to order reductions in the appropriations of state agencies (which represent less than one-third of the General Fund budget). The Secretary of Administration may also temporarily reallocate free balances of certain funds to other funds which have insufficient balances and, further, may prorate or defer certain payments in the event current or projected balances are insufficient to meet current obligations. In such an event, the Department of Administration may also request the issuance of operating notes by the Building Commission.

             The 1995-1997 State budget provides for a reorganization of State government that occurs between July 29, 1995 and July 1, 1996. This reorganization is intended to improve accountability, consolidate similar functions, provide a better framework to administer policy changes and improve government efficiency and effectiveness. The reorganization creates two departments. The Department of Tourism initiates operations on January 1, 1996, and will perform various duties previously conducted within parts of the Department of Development and Department of Natural Resources. The Department of Financial Institutions commences operations on July 1, 1996 and will perform duties currently conducted within the Offices of the Commissioners of Banking, Savings and Loan, Securities, and Credit Unions.

             This reorganization renames the Department of Public Instruction the Department of Education and transfers revised duties of the State Superintendent of Public Instruction to the new Office of the State Superintendent of Public Instruction. These actions were to go into effect on January 1, 1996; however, the State Supreme Court issued a temporary injunction on December 27, 1995 that delays the renaming of the Department of Public Instruction and transfer of revised duties of the State Superintendent of Public Instruction. Effective July 1, 1996, this reorganization also renames other State Departments and includes other components for reorganization in eight other functions groupings as well.

             Revenues and Expenditures. The State has an extremely diverse revenue-raising structure. Approximately forty-four percent of the total revenue is derived from the various taxes levied by the State. The remainder comes from the federal government and from various kinds of fees, licenses, permits and service charges paid by users of specific services, privileges or facilities.

             State expenditures are categorized under eight functional categories and three distinct types of expenditures within each. The eight functional categories are: Commerce, Education, Environmental Resources, Human Relations and Resources, General Executive, Judicial, Legislative, and General Appropriations.

             As of June 30, 1995, the State ended the fiscal year on a statutory and unaudited basis with an

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unreserved, undesignated balance of $401 million. On an all-funds basis, the total amount available was $23.319 billion consisting of (i) a beginning balance of $235 million, (ii) tax revenues of $8.577 billion and (iii) nontax revenues of $14.507 billion. Total disbursements and reserves were $22.918 billion, resulting in the balance stated previously. On a general-fund basis the total amount available was $13.495 billion consisting of (i) the same beginning balance, (ii) tax revenues of $7.816 billion and (iii) nontax revenues of $5.444 billion. Total disbursements and reserves were approximately $13.94 billion, resulting in the same balance as described on an all-fund basis.

             For fiscal year ending June 30, 1996, the budget on an all-funds basis projects a balance of $442 million. Total available revenues are estimated to be $20.686 billion consisting of (i) a beginning balance of $337 million,
(ii) tax revenues of $8.218 billion and (iii) nontax revenues of $12.131 billion. Total disbursements and reserves are estimated to be $20.327 billion, consisting of net disbursements of $20.187 billion and reserves of $140 million. This results in an estimated balance of $359 million which, when combined with statutorily required balance of $83 million, results in a balance at June 30, 1996 of $442 million.

             For fiscal year 1997, total tax revenue is estimated at $8,688.5 million and total revenue in the general fund is estimated at $9,407.5 million. After expenditures of $9,264.8 million, the general fund is expected to have an ending balance of $142.7 million.

             Since 1984 the State has issued operating notes each year in anticipation of cash-flow imbalances, primarily experienced in November and December. These operating notes eliminated the need to prorate or defer large local assistance payments or to reallocate balances in other State funds. The 1997-99 budget assumes issuing operating notes of approximately $500 million in fiscal year 1998 and $750 million in fiscal year 1999. As a percent of total appropriations, the size of the operating notes will be within the range of notes issued in past years. Operating notes are not general obligations of the State and are not on a parity with State general obligations.

             The Dane County Circuit Court has specified the remedies resulting form its 1991 decision regarding the source of payment for certain additional pension amounts. One part of the remedy required a lump-sum payment from the General Fund to the Employee Trust Fund to be made by August 1994. The payment is estimated to be $95.3 million. In addition, the State is expected to incur other costs of about $0.5 million to implement the remedy and an amount yet to be determined to pay plaintiffs' attorneys fees. The monetary remedy has been stayed by the Dane Count Circuit Court pending entry of a final, nonappealable judgment. All parties have filed appeals or cross-appeals. It is possible that the amount of the remedy may be increased or decreased, perhaps substantially, or eliminated. The 1995-1996 and 1996-1997 budgets do not specifically provide for this payment.

             Debt Administration and Limitation. At the inception of statehood, constitutional limitations severely restricted the issuance of direct State debt. Prior to 1969, independent nonstock, nonprofit corporations were established to issue debt on behalf of the State. In April 1969, the voters of the State, by referendum, adopted an amendment to the Constitution that authorized the State to borrow money directly and simultaneously terminated the use of the corporations for financing State construction. Legislation that established specific implementation powers was subsequently passed in December 1969, whereupon the State first issued general obligation bonds. To date, the Legislature has authorized the issuance of general obligations for 59 distinct purposes and has limited the amount of general obligations which may be issued for each purpose. The purposes for which State general obligations may be issued are set forth in the Wisconsin Constitution, which provides the basis for the State's general obligation borrowing program. It permits three types of borrowing: (1) to acquire, construct, develop, extend, enlarge or improve land, waters, property, highways, railways, buildings, equipment or facilities for public purposes; (2) make funds available for veterans housing loans; and, (3) fund or refund any outstanding State general obligations. There is no constitutional requirement that the issuance of general obligations receive the direct approval of the electorate.

             The Wisconsin Constitution and State Statutes limits the amount of debt the State can contract in total and in any calendar year. In total, debt cannot exceed five percent of the value of all taxable property in the State. The amount of debt contracted in any calendar year is limited to the lesser of three-quarters of one

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percent of aggregate value of taxable property or 5 percent of aggregate value of taxable property less net indebtedness at January 1. Currently, the annual limit is $1,511,535,818 and the cumulative debt limits is $10,076,905,450 (of which the amount available is 46,832,826,001). The lesser amount is $1,511,535,818. A refunding bond issue is not taken into account for purposes of the annual debt limit, and a refunded bond issue is not taken into account for purposes of the cumulative debt limits. Interest scheduled to accrue on any obligation that is not payable during the current fiscal year is treated as debt and taken into account for purposes of the debt limitations.

             The $158,080,000 State of Wisconsin General Obligation Bonds of 1996, Series A, are the State's first publicly offered general obligation bond issue in 1996. Currently authorized but unissued general obligation bonding authority for general purpose revenue supported programs amounts to $980.4 million. This authorized/unissued bond authority breaks down to $514.0 million for building programs and $466.4 million for environmental programs. The State anticipates several competitive sales of general obligations for governmental purposes. The State anticipates the competitive sale of at least one general obligation issue for the veterans housing loan program and several private sales of general obligations for the Clean Water Fund program. The amounts will be based on cash needs and market conditions. The state's most recent long-term 20-year general obligation bond issue sold at a true interest cost rate of 5.56%. The State is currently considering a general obligation refunding issue which the State would undertake to achieve debt service savings. The size of this transaction is estimated to be $75-$125 million.

             Although all general obligation bonds and notes issued by the State are supported by its full faith, credit and taxing power, a substantial amount of the indebtedness of the State is issued with the expectation that debt service payments will not impose a direct burden on the State's taxpayers and its general revenue sources. Similarly, a portion of the indebtedness issued by nonstock, nonprofit corporations on behalf of the State prior to 1970 and backed by lease-rental obligations of various State agencies was issued with the expectation that the rental obligations of the State would not be discharged from General Fund revenues. At June 30, 1995, State of Wisconsin bonds had a rating of Aa from Moody's Investors Services and a rating of AA from Standard and Poor's Corporation.



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FINANCIAL STATEMENTS


             KPMG Peat Marwick LLP served as the independent auditors for each Fund through December 31, 1996 and, in its capacity as such, audited the annual financial statements of the Fund. Beginning May 1, 1997, Ernst & Young LLP began serving in such capacity. The Fund's Statements of Net Assets, Statements of Operations, Statements of Changes in Net Assets, and Notes to Financial Statements, as well as the report of KPMG Peat Marwick LLP, independent auditors, for the fiscal year ended December 31, 1996 are included in their Annual Reports to shareholders. The financial statements, the notes relating thereto and the report of KPMG Peat Marwick LLP, listed above are incorporated by reference from the Annual Report into this Part B.









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--------------------------------------------------------------------------------

                                     PART B--STATEMENT OF ADDITIONAL INFORMATION
                                                                 AUGUST 28, 1997
--------------------------------------------------------------------------------

VOYAGEUR MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

1818 Market Street
Philadelphia, PA  19103
--------------------------------------------------------------------------------

For Prospectus and Performance of Class A Shares, Class B Shares and Class C
Shares:
         Nationwide 800-523-4640

Information on Existing Accounts of Class A Shares, Class B Shares and Class C
Shares:
         (SHAREHOLDERS ONLY) Nationwide 800-523-1918

Dealer Services:  (BROKER/DEALERS ONLY) Nationwide 800-362-7500
--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------
Cover Page
--------------------------------------------------------------------------------
Investment Restrictions and Policies
--------------------------------------------------------------------------------
Accounting and Tax Issues
--------------------------------------------------------------------------------
Performance Information
--------------------------------------------------------------------------------
Trading Practices and Brokerage
--------------------------------------------------------------------------------
Purchasing Shares
--------------------------------------------------------------------------------
Investment Plans
--------------------------------------------------------------------------------
Determining Offering Price
       and Net Asset Value
--------------------------------------------------------------------------------
Redemption and Repurchase
--------------------------------------------------------------------------------
Distributions and Taxes
--------------------------------------------------------------------------------
Investment Management Agreement
--------------------------------------------------------------------------------
Officers and Directors
--------------------------------------------------------------------------------
Exchange Privilege
--------------------------------------------------------------------------------
General Information
--------------------------------------------------------------------------------
Appendix A -- Ratings
--------------------------------------------------------------------------------
Appendix B -- General Characteristics and Risks of Options and Futures
--------------------------------------------------------------------------------
Financial Statements
--------------------------------------------------------------------------------

         Voyageur Mutual Funds, Inc. ("Mutual Funds, Inc.") is a professionally-managed mutual fund of the series type. This Statement of Additional Information ("Part B" of the registration statement) describes Delaware-Voyageur Minnesota High Yield Municipal Bond Fund series (the "Fund") of Mutual Funds, Inc. The Fund offers Class A Shares, Class B Shares and Class C Shares (individually, a "Class" and collectively the "Classes").

         Class B Shares and Class C Shares of the Fund may be purchased at a price equal to the next determined net asset value per share. Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 3.75% and annual 12b-1 Plan expenses of up to 0.25%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and annual 12b-1 Plan expenses of up to 1% which are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares in the Fund's Prospectus. Class C Shares are subject to a CDSC which may be imposed on redemptions made within 12 months of purchase and annual 12b-1 Plan expenses of up to 1% which are assessed against Class C Shares for the life of the investment. All references to "shares" in this Part B refer to all Classes of shares of the Fund, except where noted.

         This Part B supplements the information contained in the current Prospectus for the Fund dated August 28, 1997 as it may be amended from time to time. It should be read in conjunction with the Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus. A prospectus may be obtained by writing or calling your investment dealer or by contacting the Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.

INVESTMENT RESTRICTIONS AND POLICIES

Investment Restrictions
         The Fund has adopted certain investment restrictions set forth below which, together with the investment objectives of the Fund and other policies which are specifically identified as fundamental in the Prospectus or herein cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. As defined in the 1940 Act, this means the lesser of the vote of (1) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. The following investment restrictions apply to the Fund. The Fund will not:

         (1) Borrow money (provided that the Fund may enter into reverse repurchase agreements with respect to not more than 10% of its total assets), except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of the Fund's total assets, including the amount borrowed. The Fund may not borrow for leverage purposes, provided that the Fund may enter into reverse repurchase agreements for such purposes, and securities will not be purchased while outstanding borrowings exceed 5% of the value of the Fund's total assets.

         (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of portfolio investments, the Fund may be deemed to be an underwriter under federal securities laws.

         (3) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

         (4) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.

         (5) Invest 25% or more if its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. Government obligations are not considered to be part of any industry.

         (6) Issue any senior securities (as defined in the 1940 Act), except as set forth in investment restriction number (1) above, and except to the extent that using options, futures contracts and options on futures contracts, purchasing or selling on a when-issued or forward commitment basis or using similar investment strategies may be deemed to constitute issuing a senior security.

         (7) Purchase or sell commodities or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling, on a basis consistent with any restrictions contained in its then-current Prospectus, any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices).

         The following non-fundamental investment restrictions may be changed by the Board of the Fund at any time. The Fund will not:

         (1) Invest more than 5% of its total assets in securities of any single investment company, nor more than 10% of its total assets in securities of two or more investment companies, except as part of a merger, consolidation or acquisition of assets.

         (2) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

         (3) The Fund will not write puts if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover such puts.

         (4) The Fund will not make short sales of securities or maintain a short position for the account of the Fund, unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

         Except for the Fund's policy with respect to borrowing, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

Diversification
         Although the Fund is characterized as a non-diversified fund under the 1940 Act, the Fund intends to conduct its operations so that it will qualify under the Internal Revenue Code of 1986 as a "regulated investment company." In order to qualify as a regulated investment company, the Fund must limit its investments so that, at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer. In addition, the Code requires that not more than 25% in value of the Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year.

         For purposes of such diversification, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. If a State or a political subdivision thereof pledges its full faith and credit to payment of a security, the State or the political subdivision, respectively, is deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of a State or a political subdivision thereof are separate from those of the State or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality is deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the State, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or specific project is deemed the sole issuer.

         Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user is deemed to be the sole issuer. If, however, in any of the above cases, a State, political subdivision or some other entity guarantees a security and the value of all securities issued or guaranteed by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets, the guarantee is considered a separate security and is treated as an issue of the guarantor. Investments in municipal obligations refunded with escrowed U. S. Government securities will be treated as investments in U. S. Government securities for purposes of determining the Fund's compliance with the 1940 Act diversification requirements.

Municipal Obligations
         Municipal Obligations are generally issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, Municipal Obligations may be issued by or on behalf of public bodies to obtain funds to provide for the construction, equipping, repair or improvement of housing facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal.

         Securities in which the Fund may invest, including Municipal Obligations, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or a State's legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest on and principal of their Municipal Obligations may be materially affected.

         From time to time, legislation has been introduced in Congress for the purpose of restricting the availability of or eliminating the federal income tax exemption for interest on Municipal Obligations, some of which have been enacted. Additional proposals may be introduced in the future which, if enacted, could affect the availability of Municipal Obligations for investment by the Fund and the value of the Fund's portfolio. In such event, management of the Fund may discontinue the issuance of shares to new investors and may reevaluate the Fund's investment objective and policies and submit possible changes in the structure of the Fund for shareholder approval.

         To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service ("Fitch"), or Standard & Poor's Ratings Services ("S&P") for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for their investments in accordance with the investment policies contained in the Fund's Prospectus and this Statement of Additional Information. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings provide an initial criterion for selection of portfolio investments, Voyageur Fund Managers, Inc. ("Voyageur"), the Fund's investment manager, will subject these securities to other evaluative criteria prior to investing in such securities.

Floating and Variable Rate Demand Notes
         Variable rate master demand notes, in which the Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will be determined by the Fund's Manager under guidelines established by the Fund's Board of Directors to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may re-sell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceed 10% of the Fund's total assets only if such notes are subject to a demand feature that will permit the Fund to demand payment of the Principal within seven days after demand by the Fund. If not rated, such instruments must be found by the Fund's Manager and/or sub-adviser under guidelines established by the Fund's Board of Directors, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments.

Escrow Secured Bonds or Defeased Bonds

         Escrow secured bonds or defeased bonds are created when an issuer refunds in advance of maturity (or pre-refunds) some of its outstanding bonds and it becomes necessary or desirable to set aside funds for redemption or payment of the bonds at a future date or dates. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest of the advance refunded bond. Escrow secured bonds will often receive a triple A rating from S&P, Moody's and Fitch.

State or Municipal Lease Obligations

         Municipal leases may take the form of a lease with an option to purchase, an installment purchase contract, a conditional sales contract or a participation certificate in any of the foregoing. In determining leases in which the Fund will invest, the Manager will evaluate the credit rating of the lessee and the terms of the lease. Additionally, the Manager may require that certain municipal leases be secured by a letter of credit or put arrangement with an independent financial institution. State or municipal lease obligations frequently have the special risks described below which are not associated with general obligation or revenue bonds issued by public bodies.

         The Constitution and statutes of many states contain requirements with which the state and municipalities must comply whenever incurring debt. These requirements may include approving voter referendums, debt limits, interest rate limits and public sale requirements. Leases have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations may be inapplicable for one or more of the following reasons: (1) the inclusion in many leases or contracts of "nonappropriation" clauses that provide that the public body has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis (the "nonappropriation" clause); (2) the exclusion of a lease or conditional sales contract from the definition of indebtedness under relevant state law; or
(3) the lease provides for termination at the option of the public body at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed.

         If the lease is terminated by the public body for nonappropriation or another reason not constituting a default under the lease, the rights of the lessor or holder of a participation interest therein are limited to repossession of the leased property without any recourse to the general credit of the public body. The disposition of the leased property by the lessor in the event of termination of the lease might, in many cases, prove difficult or result in loss.

Concentration Policy
         As a fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. Government obligations are not considered to be part of any industry. The Fund may invest 25% or more of its total assets in industrial development revenue bonds. In addition, it is possible that the Fund from time to time will invest 25% or more of its total assets in a particular segment of the municipal bond market, such as housing, health care, utility, transportation, education or industrial obligations. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or a declining market or need for the project) might also affect other bonds in the same segment, thereby potentially increasing market or credit risk.

         Housing Obligations. The Fund may invest, from time to time, 25% or more of its total assets in obligations of public bodies, including state and municipal housing authorities, issued to finance the purchase of single-family mortgage loans or the construction of multifamily housing projects. Economic and political developments, including fluctuations in interest rates, increasing construction and operating costs and reductions in federal housing subsidy programs, may adversely impact on revenues of housing authorities. Furthermore, adverse economic conditions may result in an increasing rate of default of mortgagors on the underlying mortgage loans. In the case of some housing authorities, inability to obtain additional financing also could reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par at any time in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

         Health Care Obligations. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance hospital or health care facilities or equipment. The ability of any health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations is generally subject to, among other things, the capabilities of its management, the confidence of physicians in management, the availability of physicians and trained support staff, changes in the population or economic condition of the service area, the level of and restrictions on federal funding of Medicare and federal and state funding of Medicaid, the demand for services, competition, rates, government regulations and licensing requirements and future economic and other conditions, including any future health care reform.

         Utility Obligations. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal utility authorities, to finance the operation or expansion of utilities. Various future economic and other conditions may adversely impact utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in the demand for services and the effects of environmental and other governmental regulations.

         Transportation Obligations. The Fund may, from time to time, invest 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance airports and highway, bridge and toll road facilities. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, service fees and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The revenues of issuers which derive their payments from bridge, road or tunnel toll revenues could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation. Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof.

         Education Obligations. The Fund may, from time to time, invest 25% or more of its total assets in obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems of such issuers include the prospect of a declining percentage of the population consisting of college aged individuals, possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of federal grants, state funding and alumni support, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

         Industrial Revenue Obligations. The Fund may, from time to time, invest 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the bonds to the extent that funds are available from the unexpended proceeds of the bonds or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments of the issuer are designed to be sufficient to meet the payments of amounts due on the bonds. Regardless of the structure, payment of bonds is solely dependent upon the creditworthiness of the corporate operator of the project and, if applicable, the corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or deterioration resulting from leveraged buy-outs or takeovers. The bonds may be subject to special or extraordinary redemption provisions which may provide for redemption at par or accredited value, plus, if applicable, a premium.

         Other Risks. The exclusion from gross income for purposes of federal income taxes and the personal income taxes of Minnesota for certain housing, health care, utility, transportation, education and industrial revenue bonds depends on compliance with relevant provisions of the Code. The failure to comply with these provisions could cause the interest on the bonds to become includable in gross income, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Fund to sell the bonds at the reduced value. Furthermore, such a failure to meet these ongoing requirements may not enable the holder to accelerate payment of the bond or require the issuer to redeem the bond.

Taxable Obligations
         As set forth in the Fund's Prospectus, the Fund may invest to a limited extent in obligations and instruments, the interest on which is includable in gross income for purposes of federal and Minnesota state income taxation.

Government Obligations
         The Fund may invest in securities issued or guaranteed by the U. S. Government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U. S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U. S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U. S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U. S. Government provides financial support to such U. S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund will invest in such securities only when the Manager is satisfied that the credit risk with respect to the issuer is minimal.

Repurchase Agreements
         A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager, under the guidelines of the Board of Directors, determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 100% of the repurchase price, including the portion representing the Fund's yield under such agreements which is monitored on a daily basis.

         The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the Delaware Group funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

Other Taxable Investments

         The Fund also may invest in certificates of deposit, bankers' acceptances and other time deposits. Certificates of deposit are certificates representing the obligation of a bank to repay the funds deposited (plus interest thereon) at a time certain after the deposit. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

Options
         The Fund may purchase call options, write call options on a covered basis, write secured put options and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes.

         The Fund may invest in options that are either Exchange listed or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close option positions and this may have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will not, however, invest more than 15% of its assets in illiquid securities.

         A. Covered Call Writing--The Fund may write covered call options from time to time on such portion of its portfolio, without limit, as Delaware Management Company, Inc. (the "Manager") determines is appropriate in seeking to obtain the Fund's investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to options on actual portfolio securities owned by the Fund, the Fund may enter into closing purchase transactions. A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirety offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. Purchasing Call Options--The Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund's total assets. The advantage of purchasing call options is that the Fund may alter portfolio characteristics, and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         The Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same Fund as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on a Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the results that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund.

         C. Purchasing Put Options--The Fund may invest up to 2% of its total assets in the purchase of put options. The Fund will, at all times during which it holds a put option, own the security covered by such option.

         The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Fund to protect an unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Fund may sell a put option purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         D. Writing Put Options--The Fund may also write put options on a secured basis which means that the Fund will maintain in a segregated account with its custodian, cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

         Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Futures
         Futures contracts are agreements for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Fund's custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such account, depending upon changes in the price of the underlying securities subject to the futures contract.

         In addition, when the Fund engages in futures transactions, to the extent required by the Securities and Exchange Commission, it will maintain with its custodian, assets in a segregated account to cover its obligations with respect to such contracts, which assets will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by the Fund with respect to such futures contracts.

         The Fund may enter into such futures contracts to protect against the adverse effects of fluctuations in interest rates without actually buying or selling such securities. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of government securities at higher prices.

         With respect to options on futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of government securities which the Fund intends to purchase.

         If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of government securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its government securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell government securities from its portfolio to meet daily variation margin requirements. Such sales of government securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

         Further, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Risks of Transactions in Futures Contracts and Options.
         Hedging Risks in Futures Contracts Transactions. There are several risks in using securities index or interest rate futures contracts as hedging devices. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying index or financial instrument due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in indexes of securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

         Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. With respect to index futures contracts, the risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the financial instruments included in the applicable index.

         Successful use of futures contracts by the Fund is subject to the ability of Voyageur to predict correctly movements in the direction of interest rates or the relevant underlying securities market. If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market or decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         Liquidity of Futures Contracts. The Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. The Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.

         Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

         In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         Risk of Options. The use of options on financial instruments and indexes and on interest rate and index futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option generates a premium, which may partially offset a decline in the value of the Fund's portfolio assets. By writing a call option, the Fund becomes obligated to sell an underlying instrument or a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option generates a premium, but the Fund becomes obligated to purchase the underlying instrument or futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options may exceed the amount of the premium received.

         The effective use of options strategies is dependent, among other things, on the Fund's ability to terminate options positions at a time when Voyageur deems it desirable to do so. Although the Fund will enter into an option position only if Voyageur believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund's transactions involving options on futures contracts will be conducted only on recognized exchanges.

         The Fund's purchase or sale of put or call options will be based upon predictions as to anticipated interest rates or market trends by Voyageur, which could prove to be inaccurate. Even if the expectations of Voyageur are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of a purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         The Fund may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, the Fund will reduce any profit they might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         The Fund may purchase call options to hedge against an increase in price of securities that the Fund anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

         As discussed above, options may be traded over-the-counter ("OTC options"). In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. OTC options are illiquid and it may not be possible for the Fund to dispose of options they have purchased or terminate their obligations under an option they have written at a time when Voyageur believes it would be advantageous to do so. Accordingly, OTC options are subject to the Fund's limitation that a maximum of 15% of its net assets be invested in illiquid securities. In the event of the bankruptcy of the writer of an OTC option, the Fund could experience a loss of all or part of the value of the option. Voyageur anticipates that options on Municipal Obligations will consist primarily of OTC options.

Illiquid Investments
         The Fund may invest no more than 15% of the value of its net assets in illiquid securities.

         The Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Fund.

         While maintaining oversight, the Board of Directors has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund's 15% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the Manager determines that a Rule 144A Security that was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

Special Factors Affecting the Fund
         The following information is a brief summary of Minnesota factors affecting the Fund and does not purport to be a complete description of such factors. The financial condition of Minnesota, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. Further, Minnesota faces numerous forms of litigation seeking significant damages which, if awarded, could adversely affect the financial situation of Minnesota or issuers located in therein. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of Minnesota, and that there is no obligation on the part of Minnesota to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by Minnesota. The following information is based primarily upon information derived from public documents relating to securities offerings of issuers of such states and other historically reliable sources, but has not been independently verified by the Fund. The Fund makes no representation or warranty regarding the completeness or accuracy of such information. The market value of the shares of the Fund may fluctuate due to factors such as changes in interest rates, matters affecting Minnesota or for other reasons.

         General Economic Conditions. Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in durable goods and non-durable goods manufacturing, particularly industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national employment growth, in large part due to declining agricultural employment. The rate of non-farm employment growth in Minnesota exceeded the rate of national growth, however, in the period of 1990 to 1994. Since 1980, Minnesota per capita income generally has remained above the national average, but tightness in local labor markets may reduce the rate of personal income growth below that of the national average in the future. During 1993, 1994 and 1995, the State's monthly unemployment rate generally was less than the national unemployment rate.

         Revenue and Expenditures. The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Frequently in recent years, legislation has been required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustment. The Minnesota Department of Finance February 1996 Forecast has projected that, under current laws, the State will complete its current biennium June 30, 1997 with a $15 million surplus, plus a $350 million cash flow account balance, plus a $220 million budget reserve. Total General Fund expenditures and transfers for the biennium are projected to be $18.8 billion. State expenditures for education finance (K-12), post-secondary education, and human services in the biennium ending June 30, 1997 are not anticipated to be sufficient to maintain program levels of the previous biennium. The State is party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. The February 1996 Forecast states that pending federal legislation could reduce federal aid to Minnesota's state and local governments by a total of $3.2 billion over seven years. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts and planning estimates may create additional budgetary pressures.

         State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, but generally the State has no obligation to make payments on local obligations in the event of a default. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal and interest on Minnesota Municipal Obligations that are held by the Fund or the value or marketability of such obligations.

         Recent Minnesota tax legislation and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota Municipal Obligations that are held by the Fund. See Dividends and Distributions and Taxes--Minnesota State Taxation in the Prospectus.

         As of May 1996, ratings applicable to General Obligation bonds issued by the State of Minnesota are as follows: "Aaa" by Moody's; "AA+" by S&P and "AAA" by Fitch Investors Service.

ACCOUNTING AND TAX ISSUES

         When the Fund writes a call option, an amount equal to the premium received by it is included in the section of the Fund's assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Fund has written expires on its stipulated expiration date, the Fund reports a realized gain. If the Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. Any such gain or loss is a short-term capital gain or loss for federal income tax purposes. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         Other Tax Requirements -- The Fund has qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund must meet several requirements to maintain its status as a regulated investment company. Among these requirements are that at least 90% of its investment company taxable income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or disposition of securities; that at the close of each quarter of its taxable year at least 50% of the value of its assets consists of cash and cash items, government securities, securities of other regulated investment companies and, subject to certain diversification requirements, other securities; and that less than 30% of its gross income be derived from sales of securities held for less than three months. This 30% rule is rescinded for tax years beginning August 5, 1997.

         The requirement that not more than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months may restrict the Fund in its ability to write covered call options on securities which it has held less than three months, to write options which expire in less than three months, to sell securities which have been held less than three months and to effect closing purchase transactions with respect to options which have been written less than three months prior to such transactions. Consequently, in order to avoid realizing a gain within the three-month period, the Fund may be required to defer the closing out of a contract beyond the time when it might otherwise be advantageous to do so.

         The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the following year, subject to the same limitation.

PERFORMANCE INFORMATION

         From time to time, the Fund may state each of its Classes' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year (or life-of-fund, if applicable) periods. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC applicable to only certain redemptions of those shares will not be deducted from any computation of total return. See the Prospectus for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares of the Fund.

         Total return performance for each Class will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in the Fund in the future.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:
                                        n
                                 P(1 + T) = ERV

         Where:     P  =  a hypothetical initial purchase order of $1,000
                          from which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

                    T  =  average annual total return;

                    n  =  number of years; and

                  ERV  =  redeemable value of the hypothetical $1,000 purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.

          As stated in the Prospectus, the Fund may also quote the current yield for each Class in advertisements and investor communications. The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                       a--b       6
                         YIELD = 2[(-------- + 1) -- 1]
                                       cd

                    Where:     a   =  dividends and interest earned during the
                                      period;

                               b   =  expenses accrued for the period (net of
                                      reimbursements);

                               c   =  the average daily number of shares
                                      outstanding during the period that were
                                      entitled to receive dividends;

                               d   =  the maximum offering price per share on
                                      the last day of the period.

        The above formula will be used in calculating quotations of yield of each Class, based on specified 30-day periods identified in advertising by the Fund. The yields as of December 31, 1996 using this formula were 5.17%, 4.59% and 4.64% for Class A Shares, Class B Shares and Class C Shares, respectively. Yield assumes the maximum front-end sales charge, if any, and does not reflect the deduction of any CDSC or Limited CDSC and also reflects voluntary waivers in effect during the period. Actual yield may be affected by variations in front-end sales charges on investments. Past performance, such as is reflected in quoted yields, should not be considered as a representation of the results which may be realized from an investment in any class of the Fund in the future.

        The Fund may also publish a tax-equivalent yield for a Class based on federal and, if applicable, state tax rates, which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to the Class' yield. The taxable equivalent yield is based on current Federal marginal income tax rates combined with Minnesota marginal income tax rates. Each combined marginal rate assumes a single taxpayer and that state income taxes paid are fully deductible for purposes of computing federal taxable income. The combined marginal rates do not reflect federal rules concerning the phase-out of personal exemptions and limitations on the allowance of itemized deductions for certain high-income taxpayers.

        The taxable equivalent yields for each Class of the Fund for the 30-day period ended December 31, 1996 were:


                            34.12%       36.87%         41.44%          44.73%
                            ------       ------         ------          ------
        Class A              9.12%        9.52%         10.26%          10.87%
        Class B              8.33%        8.70%          9.38%           9.93%
        Class C              8.36%        8.73%          9.41%           9.97%

        These yields were computed by dividing that portion of a Class' yield which is tax-exempt by one minus the stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. These yields also reflect the expense limitations in effect during the period.

        Investors should note that the income earned and dividends paid by the Fund will vary with the fluctuation of interest rates and performance of the portfolio. The net asset value of the fund may change. Unlike money market funds, the Fund invests in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Fund's net asset value will tend to rise when interest rates fall. Conversely, the Fund's net asset value will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Fund will vary from day to day and investors should consider the volatility of the Fund's net asset value as well as its yield before making a decision to invest.

        From time to time, the Fund may also quote actual total return performance of its Classes in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.

        Statistical and performance information and various indices compiled and maintained by organizations such as the following may also be used in preparing exhibits comparing certain industry trends and competitive mutual fund performance to comparable activity and performance of the Fund and in illustrating general financial planning principles. From time to time, certain mutual fund performance ranking information, calculated and provided by these organizations, may also be used in the promotion of sales of the Fund. Any indices used are not managed for any investment goal.

        CDA Technologies, Inc., Lipper Analytical Services, Inc. and Morningstar, Inc. are performance evaluation services that maintain statistical performance databases, as reported by a diverse universe of independently-managed mutual funds.

        Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data including total return, capital appreciation and income on the stock market as well as other investment asset classes, and inflation. With their permission, this information will be used primarily for comparative purposes and to illustrate general financial planning principles.

        Interactive Data Corporation is a statistical access service that maintains a database of various international industry indicators, such as historical and current price/earning information, individual equity and fixed-income price and return information.

        Compustat Industrial Databases, a service of Standard & Poor's, may also be used in preparing performance and historical stock and bond market exhibits. This firm maintains fundamental databases that provide financial, statistical and market information covering more than 7,000 industrial and non-industrial companies.

        Russell Indexes is an investment analysis service that provides both current and historical stock performance information, focusing on the business fundamentals of those firms issuing the security.

        Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Fund may invest and the assumptions that were used in calculating the blended performance will be described.

        Comparative information on the Consumer Price Index may also be included. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

        The following table is an example, for purposes of illustration only, of cumulative total return performance for Class A Shares, Class B Shares and Class C Shares through December 31, 1996. For these purposes, the calculations assume the reinvestment of any realized securities profits distributions and income dividends paid during the indicated periods. In addition, these calculations, as shown below, reflect maximum sales charges, if any, paid on the purchase or redemption of shares, as applicable, but not any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class A Shares may also be shown without reflecting the impact of any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded.

        The net asset value of a Class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered as representative of future performance.

                             Cumulative Total Return

Minnesota High Yield Municipal Bond Fund(1)

                                       Class B       Class B                        Class C          Class C
             Class A                   Shares        Shares                         Shares           Shares
             Shares                  (including    (excluding                     (including       (excluding
           (at offer)                 CDSC)(2)        CDSC)                          CDSC)            CDSC)
3 months                 3 months                                3 months
ended                    ended                                   ended
12/31/96     (1.20%)     12/31/96      (1.55%)        2.45%      12/31/96            1.35%            2.35%

6 months                 6 months                                6 months
ended                    ended                                   ended
12/31/96     (0.10%)(3)  12/31/96      (0.61%)        3.39%      12/31/96            2.29%            3.39%

Period                   Period                                  Period
6/4/96(4)                6/12/96(1)                              6/7/96(1)
through                  through                                 through
12/31/96      1.44%      12/31/96       3.29%         7.29%      12/31/96            4.02%            5.02%



(1)   Reflects voluntary waivers in effect during the period(s).

(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase;
      (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.

(3) For the six months ended December 31, 1996, cumulative total return for Class A Shares at net asset value was 0.00%.

(4)   Date of initial public offering.

         Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Fund and other mutual funds in the Delaware Group, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the Fund's, and other Delaware Group funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager, including the number of such clients serviced by the Manager.

THE POWER OF COMPOUNDING
         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding and the following chart illustrates just how powerful it can be.

COMPOUNDED RETURNS
         Results of various assumed fixed rates of return on a $10,000 investment compounded monthly for 10 years:

                           7% Rate              9% Rate               11% Rate
                           of Return            of Return             of Return
                           ---------            ---------             ---------

       1 year               $10,723              $10,938               $11,157
       2 years              $11,498              $11,964               $12,448
       3 years              $12,330              $13,086               $13,889
       4 years              $13,221              $14,314               $15,496
       5 years              $14,177              $15,657               $17,289
       6 years              $15,201              $17,126               $19,289
       7 years              $16,300              $18,732               $21,522
       8 years              $17,479              $20,489               $24,012
       9 years              $18,743              $22,411               $26,791
      10 years              $20,098              $24,514               $29,891

            These figures are calculated assuming a fixed constant investment return and assume no fluctuation in the value of principal. These figures, which do not reflect payment of applicable taxes or any sales charges, are not intended to be a projection of investment results and do not reflect the actual performance results of any of the classes.

TRADING PRACTICES AND BROKERAGE

            Portfolio transactions are executed by the Manager on behalf of the Fund in accordance with the standards described below.

            Brokers, dealers and banks are selected to execute transactions for the purchase or sale of portfolio securities on the basis of the Manager's judgment of their professional capability to provide the service. The primary consideration is to have brokers, dealers or banks execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Trades are generally made on a net basis where securities are either bought or sold directly from or to a broker, dealer or bank. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.

            The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

            As provided in the Securities Exchange Act of 1934 and the Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, Mutual Funds, Inc. believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Group. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

            The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and Mutual Funds, Inc.'s Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

            Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, the Manager may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Group of funds, such as custodian fees, and may, at the request of the Distributor, give consideration to sales of such funds shares as a factor in the selection of brokers and dealers to execute portfolio transactions.

Portfolio Turnover
            Portfolio trading will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates. The Fund is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving the Fund's investment objective. However, it is generally anticipated that the Fund's portfolio turnover rate will be less than 100%.

            The degree of portfolio activity may affect brokerage costs of the Fund and taxes payable by the Fund's shareholders to the extent of any net realized capital gains. The Fund's portfolio turnover rate is not expected to exceed 100%; however, under certain market conditions the Fund may experience a rate of portfolio turnover which could exceed 100%. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less. A turnover rate of 100% would occur, for example, if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year.

            During the period June 7, 1996 (date of initial sale) through December 31, 1996, the Fund's portfolio turnover rate was 15%, annualized.

            The Fund may hold securities for any period of time. The Fund's portfolio turnover will be increased if the Fund writes a large number of call options which are subsequently exercised. The portfolio turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares. Total brokerage costs generally increase with higher portfolio turnover rates.

PURCHASING SHARES

            The Distributor serves as the national distributor for the Fund's classes of shares - Class A Shares, Class B Shares and Class C Shares, and has agreed to use its best efforts to sell shares of the Fund. See the Prospectus for additional information on how to invest. Shares of the Fund are offered on a continuous basis, and may be purchased through authorized investment dealers or directly by contacting Mutual Funds, Inc. or the Distributor.

            The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such classes generally must be at least $100. The initial and subsequent minimum investments for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Group fund, the Manager or any of the its affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Group Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected.

            Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. Mutual Funds, Inc. will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

            Selling dealers are responsible for transmitting orders promptly. Mutual Funds, Inc. reserves the right to reject any order for the purchase of shares of the Fund if in the opinion of management such rejection is in the Fund's best interests.

            The NASD has adopted Rules of Fair Practice, as amended, relating to investment company sales charges. Mutual Funds, Inc. and the Distributor intend to operate in compliance with these rules.

            Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 3.75%; however, lower front-end sales charges apply for larger purchases. See the table below. Class A Shares are also subject to annual 12b-1 Plan expenses.

            Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares in the Prospectus.

            Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

            Class A Shares, Class B Shares and Class C Shares shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B and Class C Shares, of any expenses under that Fund's 12b-1 Plans.

            Certificates representing shares purchased are not ordinarily issued in the Class A Shares, unless a shareholder submits a specific request. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Mutual Funds, Inc. for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements
            The alternative purchase arrangements of Class A, Class B and Class C Shares of the Fund permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares of a Fund and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.25% of the average daily net assets of Class A Shares or to purchase either Class B or Class C Shares of a Fund and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another class.

Class A Shares
            Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the accompanying table, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features -- Class A Shares, below, for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.



                                                       Class A Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Dealer's
                                                                                               Commission***
                                             Front-End Sales Charge as a % of                  as % of
                                               Offering             Amount                     Offering
Amount of Purchase                             Price                Invested**                 Price
-------------------------------------------------------------------------------------------------------------------------------
Less than $100,000                             3.75%                 3.93%                     3.25%

$100,000 but under $250,000                    3.00                  3.05                      2.50

$250,000 but under $500,000                    2.50                  2.55                      2.00

$500,000 but under $1,000,000*                 2.00                  2.06                      1.75

  * There is no front-end sales charge on purchases of $1 million or more of Class A Shares but, under certain limited circumstances, a 1% contingent deferred sales charge may apply upon redemption of such shares.

 ** Based on an initial net asset value of the Class A Shares of the end of Mutual Funds, Inc.'s most recent fiscal year.

*** Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.
--------------------------------------------------------------------------------

         The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charges shown above. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.
--------------------------------------------------------------------------------

         Certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws.

Dealer's Commission
         For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected in accordance with the following schedule:

                                                         Dealer's Commission
                                                         -------------------
                                                         (as a percentage of
        Amount of Purchase                               amount purchased)
        ------------------

        Up to $2 million                                          1.00%
        Next $1 million up to $3 million                          0.75
        Next $2 million up to $5 million                          0.50
        Amount over $5 million                                    0.25

         In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Prospectus) may be aggregated with those of Class A Shares of the Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares under Redemption and Exchange in the Prospectus for a list of the instances in which the CDSC is waived.

         The following table sets forth the rates of the CDSC for Class B Shares of each Fund:

                                                     Contingent Deferred
                                                     Sales Charge (as a
                                                     Percentage of
                                                     Dollar Amount
         Year After Purchase Made                    Subject to Charge)
         ------------------------                    -------------------

                  0-2                                        4%
                  3-4                                        3%
                  5                                          2%
                  6                                          1%
                  7 and thereafter                           None

During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the Fund. See Automatic Conversion of Class B Shares under Classes of Shares in the Prospectus. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes in the Prospectus.

Plans Under Rule 12b-1 for the Fund Classes
         Pursuant to Rule 12b-1 under the 1940 Act, Mutual Funds, Inc. has adopted a separate plan for each of the Class A Shares, Class B Shares and Class C Shares of the Fund (the "Plans"). Each Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the class of shares to which the Plan applies. Such shares are not included in calculating the Plans' fees.

         The Plans permit the Fund, pursuant to its Distribution Agreement, to pay out of the assets of the Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, the Fund may make payments out of the assets of Class A, Class B and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by the Fund under its Plans, and the Fund's Distribution Agreement, is on an annual basis, up to 0.25% of the Class A Shares' average daily net assets for the year, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and the Class C Shares' average daily net assets for the year. Mutual Funds, Inc.'s Board of Directors may reduce these amounts at any time.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from the Classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreement, as amended, have all been approved by the Board of Directors of Mutual Funds, Inc., including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of Mutual Funds, Inc. and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Directors in the same manner as specified above.

         Each year, the directors must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares of the Fund and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class. The Plans and the Distribution Agreement, as amended, may be terminated with respect to a Class at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the Class, as well as by a majority vote of those directors who are not "interested persons." With respect to the Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities Class B Shares of the Fund. Also, any other material amendment to the Plans must be approved by a majority vote of the directors including a majority of the noninterested directors of Mutual Funds, Inc. having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of Mutual Funds, Inc. must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.

         For the period June 4, 1996 (commencement of operations) through December 31, 1996, the Fund paid $14,659 in Rule 12b-1 fees.

Other Payments to Dealers -- Class A, Class B and Class C Shares
          From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Group fund shares.

Special Purchase Features--Class A Shares

Buying Class A Shares at Net Asset Value
          Class A Shares may be purchased without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

          Current and former officers, directors and employees of Mutual Funds, Inc., any other fund in the Delaware Group, the Manager, the Manager's affiliates, or any of the Manager's affiliates that may in the future be created, legal counsel to the funds, and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares of the Fund and any such class of shares of any of the other funds in the Delaware Group, including any fund that may be created, at the net asset value per share. Family members of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value. Class A Shares may also be purchased at net asset value by current and former officers, directors and employees (and members of their families) of the Dougherty Financial Group LLC.

          Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Group funds. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs.

          Investors in Delaware-Voyageur Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds in the Delaware Group at net asset value.

          The Fund must be notified in advance that an investment qualifies for purchase at net asset value.

Letter of Intention
          The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Mutual Funds, Inc., which provides for the holding in escrow by the Transfer Agent of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Fund and of any class of any of the other mutual funds in the Delaware Group (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

Combined Purchases Privilege
          In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Fund, as well as shares of any other class of any of the other Delaware Group funds (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held in any stable value product available through the Delaware Group may be combined with other Delaware Group fund holdings.

          The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
          In determining the availability of the reduced front-end sales charge with respect to Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Fund, as well as shares of any other class of any of the other Delaware Group funds which offer such classes (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited
CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares, the charge applicable to the $60,000 purchase would currently be 3.00%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
          Holders of Class A Shares of the Fund who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of the Fund or in Class A Shares of any of the other funds in the Delaware Group, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Group offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of either Class B Shares or Class C Shares.

          Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

          Investors should consult their financial advisers or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Limited CDSC (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Prospectus) in connection with the features described above.

INVESTMENT PLANS

Reinvestment of Dividends in Other Delaware Group Funds
          Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A, Class B and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Group, including the Fund, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses. See also Additional Methods of Adding to Your Investment - Dividend Reinvestment Plan under How to Buy Shares in the Prospectus.

          Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Group may be invested in shares of the Fund, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares. See Appendix B -- Classes Offered in the Prospectus for the funds in the Delaware Group that are eligible for investment by holders of Fund shares.

Investing by Electronic Fund Transfer
          Direct Deposit Purchase Plan -- Investors may arrange for the Fund to accept for investment in Class A, Class B or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

          Automatic Investing Plan -- Shareholders of Class A, Class B and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

                                *     *     *

          Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such Plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

          Payments to the Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
          Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Mutual Funds, Inc. for proper instructions.

Wealth Builder Option
          Shareholders can use the Wealth Builder Option to invest in the Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Group. Shareholders of the Classes may elect to invest in one or more of the other mutual funds in the Delaware Group through the Wealth Builder Option. See Wealth Builder Option and Redemption and Exchange in the Prospectus.

          Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Group, subject to the conditions and limitations set forth in the Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

          Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation at any time by giving written notice to their Fund.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

          Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund, its agent or designee. Orders for purchases of Class B Shares and Class C Shares are effected at the net asset value per share next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund, its agent or designee. Selling dealers are responsible for transmitting orders promptly.

          The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

          Net asset value data of the Fund as of December 31, 1996 was calculated as follows:

   Class A     Net Assets ($6,067,647)   =    Net Asset Value Per Share ($10.18)
               -----------------------        Shares Outstanding (596,194)

   Class B     Net Assets ($2,737,647)   =    Net Asset Value Per Share ($10.19)
               -----------------------        Shares Outstanding (268,787)

   Class C     Net Assets ($900,257)     =    Net Asset Value Per Share ($10.18)
               -----------------------        Shares Outstanding (88,448)

         The Fund's net asset value per share is computed by adding the value of all the Fund's securities and other assets, deducting any liabilities of the Fund, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. Portfolio securities, except for bonds, which are primarily traded on a national or foreign securities exchange are valued at the last sale price on that exchange. Options are valued at the last reported sales price or, if no sales are reported, at the mean between bid and asked prices. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Board of Directors. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Directors.

         Each Class of the Fund will bear, pro-rata, all of the common expenses of the Fund. The net asset values of all outstanding shares of each Class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes. Due to the specific distribution expenses and other costs that may be allocable to each Class, the dividends paid to each Class may vary. The net asset value per share of each Class is expected to be equivalent.

REDEMPTION AND REPURCHASE

         Any shareholder may require the Fund to redeem shares by sending a written request, signed by the record owner or owners exactly as the shares are registered, to the Fund at 1818 Market Street, Philadelphia, PA 19103. In addition, certain expedited redemption methods described below are available when stock certificates have not been issued. Certificates are issued for Class A Shares only if a shareholder specifically requests them. Certificates are not issued for Class B Shares or Class C Shares. If stock certificates have been issued for shares being redeemed, they must accompany the written request. For redemptions of $50,000 or less paid to the shareholder at the address of record, the request must be signed by all owners of the shares or the investment dealer of record, but a signature guarantee is not required. When the redemption is for more than $50,000, or if payment is made to someone else or to another address, signatures of all record owners are required and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may request further documentation from corporations, retirement plans, executors, administrators, trustees or guardians.

         In addition to redemption of Fund shares, the Distributor, acting as agent of the Fund, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Fund or its agent, subject to any applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Fund and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Prospectus. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Classes of Shares in the Prospectus. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Classes, there is currently a $7.50 bank wiring cost, neither the Fund nor the Fund's Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order; provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         The Fund will process written or telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared. This potential delay can be avoided by making investments by wiring Federal Funds.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Mutual Funds, Inc. has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

         The value of the Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Small Accounts
         Before the Fund involuntarily redeems shares from an account that, under the circumstances noted in the Prospectus, has remained below the minimum amounts required by the Prospectus and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than the minimum required and will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum. See The Conditions of Your Purchase under How to Buy Shares in the Prospectus. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.

                                  *     *     *

         The Fund has made available certain redemption privileges, as described below. The Fund reserves the right to suspend or terminate these expedited payment procedures upon 60 days' written notice to shareholders.

Expedited Telephone Redemptions
         Shareholders of the Fund Classes or their investment dealers of record wishing to redeem any amount of shares of $50,000 or less for which certificates have not been issued may call the Shareholder Service Center at 800-523-1918 prior to the time the offering price and net asset value are determined, as noted above, and have the proceeds mailed to them at the address of record. Checks payable to the shareholder(s) of record will normally be mailed the next business day, but no later than seven days, after the receipt of the redemption request. This option is only available to individual, joint and individual fiduciary-type accounts.

         In addition, redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check by calling the phone numbers listed above. An authorization form must have been completed by the shareholder and filed with the Fund before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:

          1. Payment by Wire: Request that Federal Funds be wired to the bank account designated on the authorization form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is a $7.50 wiring fee (subject to change) charged by CoreStates Bank, N.A. which will be deducted from the withdrawal proceeds each time the shareholder requests a redemption. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.

          2. Payment by Check: Request a check be mailed to the bank account designated on the authorization form. Redemption proceeds will normally be mailed the next business day, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it.

          Redemption Requirements: In order to change the name of the bank and the account number it will be necessary to send a written request to the Fund and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.

          To reduce the shareholder's risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the authorization form.

          If expedited payment under these procedures could adversely affect the Fund, the Fund may take up to seven days to pay the shareholder.

          Neither the Fund nor the Fund's Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by shareholders of the Fund Classes are generally tape recorded. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

Systematic Withdrawal Plans
          Shareholders who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

          Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital and the share balance may, in time, be depleted, particularly in a declining market.

          The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.

          Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is investing in Delaware Group funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. Redemptions of Class B Shares or Class C Shares pursuant to a Systematic Withdrawal Plan may be subject to a CDSC, unless the annual amount selected to be withdrawn is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares and Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange in the Prospectus. Shareholders should consult their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.

          An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

DISTRIBUTIONS AND TAXES

          The Fund declares a dividend to shareholders of each Class from net investment income on a daily basis. Dividends are declared each day the Fund is open and paid monthly. Net investment income earned on days when the Fund is not open will be declared as a dividend on the next business day. Purchases of shares of the Fund by wire begin earning dividends when converted into Federal Funds and are available for investment, normally the next business day after receipt. However, if the respective Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Investors desiring to guarantee wire payments must have an acceptable financial condition and credit history in the sole discretion of the Fund. Mutual Funds, Inc. reserves the right to terminate this option at any time. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

          Each Class of shares of the Fund will share proportionately in the investment income and expenses of the Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

          Dividends are automatically reinvested in additional shares of the same Class of the respective Fund at net asset value, unless an election to receive dividends in cash has been made. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

          Any distributions from net realized securities profits will be made twice a year. Payment would be made during the first quarter of the next fiscal year. Such distributions will be reinvested in shares, unless the shareholders elect to receive them in cash. The Fund will mail a quarterly statement showing the dividends paid and all the transactions made during the period.

INVESTMENT MANAGEMENT AGREEMENT

          Delaware Management Company, Inc.("Manager"), located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to the Fund, subject to the supervision and direction of Mutual Funds, Inc.'s Board of Directors.

          The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On June 30, 1997, the Manager and its affiliates within the Delaware Group, including Delaware International Advisers Ltd., were managing in the aggregate more than $37 billion in assets in the various institutional or separately managed (approximately $22,302,518,000) and investment company (approximately $15,246,733,000) accounts.

          Prior to May 1, 1997, Voyageur Fund Managers, Inc. ("Voyageur") had been retained under an investment advisory contract to act as the Fund's investment adviser, subject to the authority of the Board of Directors. Voyageur was an indirect, wholly-owned subsidiary of Dougherty Financial Group, Inc. ("DFG"). After the close of business on April 30, 1997, Voyageur became an indirect, wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") as a result of Lincoln National's acquisition of DFG.

          Because Lincoln National's acquisition of DFG resulted in a change of control of Voyageur, Minnesota High Yield Municipal Bond Fund's previous investment advisory agreement with Voyageur was "assigned", as that term is defined by the Investment Company Act of 1940, and the previous agreements therefore terminated upon the completion of the acquisition. The Board of Directors of Mutual Funds, Inc. unanimously approved new advisory agreements at a meeting held in person on February 14, 1997, and called for a shareholders meeting to approve the new agreements. At a meeting held on April 11, 1997, the shareholders of Minnesota High Yield Municipal Bond Fund approved its Investment Management Agreement with Voyageur, an indirect wholly-owned subsidiary of LNC, to become effective after the close of business on April 30, 1997, the date the acquisition was completed. On May 30, 1997, Voyageur was merged into the Manager and the Manager became the investment manager for the Fund.

          The Investment Management Agreement into which the Fund's Manager has entered has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms and the renewal thereof have been approved by the vote of a majority of the directors of Mutual Funds, Inc. who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the directors of Mutual Funds, Inc. or by the Manager. The Agreement will terminate automatically in the event of its assignment.

          Under its Investment Management Agreement, the Fund pays the Manager an annual fee equal to 0.65% of its average daily net assets.

          Beginning June 9, 1997, the Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of Class A Shares, Class B Shares and Class C Shares of the Fund (exclusive of taxes, interest, brokerage commissions, extraordinary expenses but including 12b-1 fees) do not exceed, on an annual basis, 0.30%, 1.05% and 1.05%, respectively, through December 31, 1997.

          The Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement. In connection with the merger transaction described above, the Manager has agreed for a period of two years ending on April 30, 1999, to pay the operating expenses (excluding interest expense, taxes, brokerage fees, commissions and Rule 12b-1 fees) of the Fund which exceed 1% of the Fund's average daily net assets on an annual basis up to certain limits as set forth in this Part B. This agreement replaces a similar provision in the Fund's investment advisory contracts with the Fund's predecessor investment adviser.

          For the period June 4, 1996 (commencement of operations) through December 31, 1996, the Fund paid $17,203 in advisory fees.

          Under the general supervision of the Board of Directors, the Manager makes and executes all investment decisions for the Fund. The Manager pays the salaries of all directors, officers and employees of Mutual Funds, Inc.
who are affiliated with the Manager.  The Fund pays all of its other expenses.

          The ratios of expenses to average daily net assets for the Class A Shares, Class B Shares and Class C Shares of the Fund for the period ended December 31, 1996 were as follows:

                                                    Period ended
                                                      12/31/96

                     Class A Shares (1)                0.24%*
                     Class B Shares (2)                0.95%*
                     Class C Shares (3)                0.99%*

*Annualized

(1) Period from June 4, 1996 (commencement of operations) to December 31, 1996.
(2) Period from June 12, 1996 (commencement of operations) to December 31, 1996.
(3) Period from June 7, 1996 (commencement of operations) to December 31, 1996.

         The expense ratios reflect the expense limitations in effect during the period.

Distribution and Service
         The Distributor, Delaware Distributors, L.P., located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of the Fund's shares under a Distribution Agreement dated March 1, 1997. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Fund on behalf of Class A, Class B and Class C Shares under their respective 12b-1 Plans. The Distributor is an indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to an Amended and Restated Shareholders Services Agreement dated as of April 30, 1997. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

OFFICERS AND DIRECTORS

         The business and affairs of Mutual Funds, Inc. are managed under the direction of its Board of Directors.

         Certain officers and directors of Mutual Funds, Inc. hold identical positions in each of the other funds in the Delaware Group. On July 31, 1997, Mutual Funds, Inc.'s officers and directors owned less than 1% of the outstanding shares of each Class of the Fund.

         As of July 31, 1997, management believes the following shareholders held 5% or more of the outstanding shares of a Class:

Class                               Name and Address of Account                         Share Amount               Percentage
-----                               ---------------------------                         ------------               ----------
Minnesota High Yield                Kaye L. Marvin & Charles C. Marvin                  87,512                     6.34%
Municipal Bond Fund                 TTEE Charles C. Marvin Trust
Class A Shares:                     P.O. Box 625
                                    Warroad MN  56763-0625

Minnesota High Yield                MLPF&S for the sole benefit of                      73,862                     12.14%
Municipal Bond Fund                 its customers
Class B Shares:                     Attn: Fund Administration
                                    4800 Deer Lake Drive East, 3rd floor
                                    Jacksonville FL  32246-6484

Minnesota High Yield                Bonnie D. Kersting & Steven M Kersting              32,181                     13.95%
Municipal Bond Fund                 TTEE Bonnie D. Kersting Trust
Class C Shares:                     17751 Layton Path
                                    Lakeville MN  55044-5217

                                    MLPF&S for the sole benefit of                      27,839                     12.06%
                                    its customers
                                    Attn: Fund Administration
                                    4800 Deer Lake Drive East, 3rd floor
                                    Jacksonville FL  32246-6484

         DMH Corp., Delaware Voyageur Holdings, Inc., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Delaware Investment & Retirement Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         As noted under Investment Management Agreement, after the close of business on April 30, 1997, Voyageur became an indirect wholly-owned subsidiary of Lincoln National as a result of Lincoln National's acquisition of DGF.

         Directors and principal officers of Mutual Funds, Inc. are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.

*Wayne A. Stork (60)
         Chairman, President, Chief Executive Officer, Director and/or Trustee of Mutual Funds, Inc., 32 other investment companies in the Delaware Group, Delaware Management Holdings, Inc., DMH Corp., Delaware International Holdings Ltd. and Founders Holdings, Inc.
         Chairman and Director of Delaware Distributors, Inc. and Delaware
                 Capital Management, Inc.
         Chairman, President, Chief Executive Officer, Chief Investment Officer
                 and Director of Delaware Management Company, Inc.
         Chairman, Chief Executive Officer and Director of Delaware
                 International Advisers Ltd.
         Director of Delaware Service Company, Inc. and Delaware Investment &
                 Retirement Services, Inc.
         During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

Richard G. Unruh, Jr. (57)
         Executive Vice President of Mutual Funds, Inc. and each of the other 32 investment companies in the Delaware Group, Delaware Management Holdings, Inc. and Delaware Capital Management, Inc.
         Executive Vice President and Director of Delaware Management Company,
                 Inc.
         Director of Delaware International Advisers Ltd.
         During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

Paul E. Suckow (50)
         Executive Vice President/Chief Investment Officer, Fixed Income of
                 Mutual Funds, Inc., each of the other 32 investment companies in the Delaware Group, Delaware Management Company, Inc. and Delaware Management Holdings, Inc.
         Executive Vice President and Director of Founders Holdings, Inc. Executive Vice President of Delaware Capital Management, Inc. Director of Founders CBO Corporation.
         Director of HYPPCO Finance Company Ltd.
         Before returning to the Delaware Group in 1993, Mr. Suckow was
                 Executive Vice President and Director of Fixed Income for Oppenheimer Management Corporation, New York, NY from 1985 to 1992. Prior to that, Mr. Suckow was a fixed-income portfolio manager for the Delaware Group.




----------------------
*Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.

Walter P. Babich (69)
         Director and/or Trustee of Mutual Funds, Inc. and each of the other 32 investment companies in the Delaware Group.
         460 North Gulph Road, King of Prussia, PA  19406.
         Board Chairman, Citadel Constructors, Inc.
         From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.

Anthony D. Knerr (58)
         Director and/or Trustee of Mutual Funds, Inc. and each of the other 32 investment companies in the Delaware Group.
         500 Fifth Avenue, New York, NY  10110.
         Founder and Managing Director, Anthony Knerr & Associates.
         From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.

Ann R. Leven (56)
         Director and/or Trustee of Mutual Funds, Inc. and each of the other 32 investment companies in the Delaware Group.
         785 Park Avenue, New York, NY  10021.
         Treasurer, National Gallery of Art.
         From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business School.

W. Thacher Longstreth (76)
         Director and/or Trustee of Mutual Funds, Inc. and each of the other 32 investment companies in the Delaware Group.
         City Hall, Philadelphia, PA  19107.
         Philadelphia City Councilman.

Thomas F. Madison (61)
         Director and/or Trustee of Mutual Funds, Inc. and each of the other 32 investment companies in the Delaware Group.
         President and Chief Executive Officer, MLM Partners, Inc.
         200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402.
         Mr. Madison has also been Chairman of the Board of Communications
                 Holdings, Inc. since 1996. From February to September 1994, Mr. Madison served as Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and from 1988 to 1993, he was President of U.S. WEST Communications--Markets.

* Jeffrey J. Nick (44)
         Director and/or Trustee of Mutual Funds, Inc. and 32 other investment companies in the Delaware Group.
         President, Chief Executive Officer and Director of Lincoln National
                 Investment Companies, Inc. From 1992 to 1996, Mr. Nick was Managing Director of Lincoln National UK plc and from 1989 to 1992, he was Senior Vice President responsible for corporate planning and development for Lincoln National Corporation.

Charles E. Peck (71)
         Director and/or Trustee of Mutual Funds, Inc. and each of the other 32 investment companies in the Delaware Group.
         P.O. Box 1102, Columbia, MD  21044.
         Secretary/Treasurer, Enterprise Homes, Inc.
         From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of
                 The Ryland Group, Inc., Columbia, MD.

David K. Downes (57)
         Executive Vice President/Chief Operating Officer/Chief Financial
                 Officer of Mutual Funds, Inc., each of the other 32 investment companies in the Delaware Group, Delaware Management Holdings, Inc. Founders CBO Corporation, Delaware Capital Management, Inc., and Delaware Distributors, L.P.
         Executive Vice President, Chief Operating Officer, Chief Financial
                 Officer and Director of Delaware Management Company, Inc., DMH Corp., Delaware Distributors, Inc. and Founders Holdings, Inc., Delaware International Holdings Ltd.
         Chairman, Chief Executive Officer and Director of Delaware Management
                 Trust Company and Delaware Investment & Retirement Services,
                 Inc.
         President/Chief Executive Officer/Chief Financial Officer and Director
                 of Delaware Service Company, Inc.
         Director of Delaware International Advisers Ltd.
         Before joining the Delaware Group in 1992, Mr. Downes was Chief
                 Administrative Officer, Chief Financial Officer and Treasurer of Equitable Capital Management Corporation, New York, from December 1985 through August 1992, Executive Vice President from December 1985 through March 1992, and Vice Chairman from March 1992 through August 1992.



----------------------
*Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.

George M. Chamberlain, Jr. (50)
         Senior Vice President, Secretary and General Counsel of Mutual Funds,
                 Inc. and each of the other 32 investment companies in the Delaware Group, Delaware Management Holdings, Inc. and Delaware Distributors, L.P.
         Executive Vice President, Secretary General Counsel and Director of
                 Delaware Management Trust Company.
         Senior Vice President, Secretary General Counsel and Director of DMH
                 Corp., Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc., Delaware Investment & Retirement Services, Inc and Delaware Capital Management, Inc.
         Secretary and Director of Delaware International Holdings Ltd.
         Director of Delaware International Advisers Ltd.
         Attorney.
         During the past five years, Mr. Chamberlain has served in various capacities at different times within the Delaware organization.

Joseph H. Hastings (47)
         Senior Vice President/Corporate Controller of Mutual Funds, Inc. and each of the other 32 investment companies in the Delaware
                 Group and Founders Holdings, Inc.
         Senior Vice President/Corporate Controller and Treasurer of Delaware
                 Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc. and Delaware International Holdings Ltd.
         Chief Financial Officer/Treasurer of Delaware Investment & Retirement
                 Services, Inc.
         Executive Vice President/Chief Financial Officer/Treasurer of Delaware
                 Management Trust Company.
         Senior Vice President/ Assistant Treasurer of Founders CBO Corporation. 1818 Market Street, Philadelphia, PA 19103.
         Before joining the Delaware Group in 1992, Mr. Hastings was Chief
                 Financial Officer for Prudential Residential Services, L.P., New York, NY from 1989 to 1992. Prior to that, Mr. Hastings served as Controller and Treasurer for Fine Homes International, L.P., Stamford, CT from 1987 to 1989.

Michael P. Bishof (35)
         Senior Vice President/Treasurer of Mutual Funds, Inc. and each of the other 32 investment companies in the Delaware Group, Delaware
                 Distributors, Inc. and Founders Holdings, Inc.
         Senior Vice President/Investment Accounting, Delaware Management
                 Company, Inc., and Delaware Service Company, Inc.
         Senior Vice President/Manager of Investment Accounting of Delaware
                 International Holdings Ltd.
         Senior Vice President and Treasurer/Manager of Investment Accounting
                 of Delaware Distributors, L.P.
         Assistant Treasurer of Founders CBO Corporation.
         Before joining the Delaware Group in 1995, Mr. Bishof was a Vice
                 President for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.

Elizabeth Howell (35)
         Vice President/Senior Portfolio Manager of Mutual Funds, Inc. and four other investment companies in the Delaware Group and Delaware Management Company, Inc.
         Before joining the Delaware Group in 1997, Ms. Howell was a senior portfolio manager with Voyageur Fund Managers, Inc.

         The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation expected to be received from Mutual Funds, Inc. during the actual fiscal year, the total compensation received from all Delaware Group investment companies for the fiscal year ended December 31, 1996, and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of December 31, 1996.

                                                                Pension or
                                                                Retirement                                 Total
                                                                 Benefits            Estimated         Compensation
                                           Aggregate              Accrued             Annual            from all 18
                                         Compensation           as Part of           Benefits            Delaware
                                         from Mutual          Mutual Funds,            Upon          Group Investment
         Name                           Funds, Inc.(1)         Inc. Expenses        Retirement*          Companies

W. Thacher Longstreth                        $826                  None                $30,000          $46,187
Ann R. Leven                                 $872                  None                $30,000          $54,323
Walter P. Babich                             $863                  None                $30,000          $53,323
Anthony D. Knerr                             $863                  None                $30,000          $53,323
Charles E. Peck                              $826                  None                $30,000          $49,323
Thomas F. Madison(2)                         $826                  None                $30,000          N/A

* Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each fund in the Delaware Group for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement. If an eligible director retired as of December 31, 1996, he or she would be entitled to annual payments totaling $30,000, in the aggregate, from all of the funds in the Delaware Group, based on the number of funds in the Delaware Group as of that date.

(1) The current Board of Directors was elected by shareholders of Mutual Funds, Inc. on April 11, 1997 and began serving on May 1, 1997. With the exception of Thomas F. Madison, none of the current directors had served on the prior Board. Compensation figures are estimates of payments for Mutual Funds, Inc.'s current fiscal year.

(2) Thomas F. Madison also received $1,462 for his service on the previous Board of Directors during the last fiscal year.

EXCHANGE PRIVILEGE

         The exchange privileges available for shareholders of the Classes and for shareholders of classes of other funds in the Delaware Group are set forth in the relevant prospectuses for such classes. The following supplements that information. The Fund may modify, terminate or suspend the exchange privilege upon 60 days' notice to shareholders.

         All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses. A shareholder requesting an exchange will be sent a current prospectus and an authorization form for any of the other mutual funds in the Delaware Group. Exchange instructions must be signed by the record owner(s) exactly as the shares are registered.

         An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

         In addition, investment advisers and dealers may make exchanges between funds in the Delaware Group on behalf of their clients by telephone or other expedited means. This service may be discontinued or revised at any time by the Transfer Agent. Such exchange requests may be rejected if it is determined that a particular request or the total requests at any time could have an adverse effect on any of the funds. Requests for expedited exchanges may be submitted with a properly completed exchange authorization form, as described above.

Telephone Exchange Privilege
         Shareholders owning shares for which certificates have not been issued or their investment dealers of record may exchange shares by telephone for shares in other mutual funds in the Delaware Group. This service is automatically provided unless the Fund receives written notice from the shareholder to the contrary.

         Shareholders or their investment dealers of record may contact the Shareholder Service Center at 800-523-1918 to effect an exchange. The shareholder's current Fund account number must be identified, as well as the registration of the account, the share or dollar amount to be exchanged and the fund into which the exchange is to be made. Requests received on any day after the time the offering price and net asset value are determined will be processed the following day. See Determining Offering Price and Net Asset Value. Any new account established through the exchange will automatically carry the same registration, shareholder information and dividend option as the account from which the shares were exchanged. The exchange requirements of the fund into which the exchange is being made, such as sales charges, eligibility and investment minimums, must be met. (See the prospectus of the fund desired or inquire by calling the Transfer Agent or, as relevant, your Client Services Representative.) Certain funds are not available for retirement plans.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Group. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

         As described in the Fund's Prospectus, neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine.

Right to Refuse Timing Accounts
         With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Fund will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Group funds from Timing Firms. The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

Restrictions on Timed Exchanges
         Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Group funds: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Fund, (4) Limited-Term Government Fund, (5) Tax-Free USA Fund, (6) Delaware Cash Reserve, (7) Delchester Fund and (8) Tax-Free Pennsylvania Fund. No other Delaware Group funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Group funds not listed above may not be reinvested back into that Timing Account. The Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a timing pattern (as described above).

         The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

                                 *     *     *

         Following is a summary of the investment objectives of the other Delaware Group funds:

         Delaware Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. Devon Fund seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.

         Trend Fund seeks long-term growth by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.

         Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         DelCap Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

         Decatur Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Decatur Total Return Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Quantum Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large- sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

         Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities.

         U.S. Government Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short-and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities. U.S. Government Money Fund seeks maximum current income with preservation of principal and maintenance of liquidity by investing only in short-term securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities, while maintaining a stable net asset value.

         Delaware Cash Reserve seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

         Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

         Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.

         International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Global Assets Fund seeks to achieve long-term total return by investing in global securities which will provide higher current income than a portfolio comprised exclusively of equity securities, along with the potential for capital growth. Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

         Enterprise Fund seeks to provide maximum appreciation of capital by investing in medium-sized companies which have a dominant position within their industry, are undervalued, or have potential for growth in earnings. U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. World Growth Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin. Federal Bond Fund seeks to maximize current income consistent with preservation of capital. The fund attempts to achieve this objective by investing primarily in securities issued by the U.S. government, its agencies and instrumentalities. Corporate Income Fund seeks to provide high current income consistent with preservation of capital. The fund attempts to achieve this objective primarily by investing in a diversified portfolio of investment grade fixed-income securities issued by U.S. corporations.

         Delaware Group Premium Fund, Inc. offers 15 funds available exclusively as funding vehicles for certain insurance company separate accounts. Decatur Total Return Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Delchester Series seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. government securities and commercial paper. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. DelCap Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Delaware Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. Value Series seeks capital appreciation by investing in small- to mid-cap common stocks whose market values appear low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. Trend Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. Global Bond Series seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Strategic Income Series seeks high current income and total return by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Devon Series seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Emerging Markets Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income by investing primarily in convertible securities. Quantum Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy.

         Delaware-Voyageur US Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

         Delaware-Voyageur Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware-Voyageur Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

         Delaware-Voyageur Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware-Voyageur Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware-Voyageur Tax-Free Kansas Fund seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas Intangible personal property tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free New Mexico Fund seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Utah Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Washington Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Florida Intermediate Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

         Delaware-Voyageur Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital.

Delaware-Voyageur Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Iowa Fund seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. National High Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware- Voyageur Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Wisconsin Fund seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

         Aggressive Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

         Delaware-Voyageur Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.

         For more complete information about any of the Delaware Group funds, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

GENERAL INFORMATION

         The Manager is the investment manager of the Fund. The Manager also provides investment management services to certain of the other funds in the Delaware Group. The Manager, through a separate division, also manages private investment accounts. While investment decisions of the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund.

         The Manager, or its affiliate Delaware International Advisers Ltd., also manages the investment options for Delaware Medallion (sm) III Variable Annuity. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers fifteen different investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Group mutual funds as available outside the annuity. See Discipline Group Premium Fund, Inc., above.

         Access persons and advisory persons of the Delaware Group of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         The Distributor acts as national distributor for the Fund and for the other mutual funds in the Delaware Group. Prior to May 31, 1997, Voyageur Fund Distributors, Inc. served as the national distributor for the Fund.

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for each Fund and for the other mutual funds in the Delaware Group. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an annual per account charge of $11.00 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Directors, including a majority of the unaffiliated directors. The Transfer Agent also provides accounting services to the Fund. Those services include performing all functions related to calculating the Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Group for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

          Norwest Bank Minnesota, N.A. ("Norwest"), Sixth Street & Marquette Avenue, Minneapolis, Minnesota 55402 is custodian of the Fund's securities and cash. As custodian for the Fund, Norwest maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

Capitalization
         Mutual Funds, Inc. has a present authorized capitalization of 10 trillion shares of capital stock with a $.01 par value per share.

         The Board of Directors has allocated the following number of shares to the Fund and its respective classes:

         Minnesota High Yield Municipal Bond Fund              100 billion
                  Class A Shares                                10 billion
                  Class B Shares                                10 billion
                  Class C Shares                                10 billion

          All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.

          Shares of each Class of the Fund represent a proportionate interest in the assets of the Fund, and have the same voting and other rights and preferences as the other classes of the Fund. Shareholders of Class A Shares, Class B Shares and Class C Shares of a Fund may vote only on matters affecting the 12b-1 Plan that relates to the Class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Fund under the 12b-1 Plan relating to its Class A Shares. General expenses of the Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the 12b-1 Plans of the Fund's Class A, Class B and Class C Shares will be allocated solely to those classes.

          Beginning June 9, 1997, the name of Voyageur Minnesota High Yield Municipal Bond Fund changed to Delaware-Voyageur Minnesota High Yield Municipal Bond Fund.

Noncumulative Voting
          Mutual Funds, Inc.'s shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Mutual Funds, Inc. voting for the election of directors can elect all the directors if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any directors.

          This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.

APPENDIX A -- RATINGS

Earnings and Dividend Rankings for Common Stocks
          Standard & Poor's Corporation. The investment process involves assessment of various factors -- such as product and industry position, corporate resources and financial policy -- with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor's believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

          Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

          Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

          The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years -- a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

          Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

          The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:


    A+    Highest             B+    Average              C    Lowest
    A     High                B     Below Average        D    In Reorganization
    A-    Above Average       B-    Lower


          NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

          The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

          A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

Commercial Paper Ratings
          Standard & Poor's Corporation. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2, and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong.

          Moody's Investors Service, Inc. Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Prime-1            Superior capacity for repayment of short-term
                             promissory obligations.
          Prime-2            Strong capacity for repayment of short-term
                             promissory obligations.
          Prime-3 Acceptable capacity for repayment of short-term promissory obligations.

Corporate Bond Ratings
          Standard & Poor's Corporation. Its ratings for corporate bonds have the following definitions:

Investment grade:
          Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

          Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

          Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade:
          Debt rated "BB," "B," "CCC" and "CC" and "C" is regarded, as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

          Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

          Moody's Investors Service, Inc. Its ratings for corporate bonds include the following:

          Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

          Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Preferred Stock Rating
          Standard& Poor's Corporation. Its ratings for preferred stock have the following definitions:

          An issue rated "AAA" has the highest rating that may be assigned by Standard& Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

          A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

          An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

          An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

          Preferred stock rate "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

          A preferred stock rated "C" is a non-paying issue.

          A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

          "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

          Moody's Investors Service, Inc. Its ratings for preferred stock include the following:

          An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

          An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

          An issue which is rate "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

          An issue which is rated "baa" is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

          An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

          An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

          An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

          An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

          An issue rated "c" is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

APPENDIX B

General Characteristics and Risks of Options and Futures
          General. As described in the Prospectus under "Investment Objectives and Policies -- Options and Futures," the Fund may purchase and sell options on the securities in which it may invest and the Fund may purchase and sell options on futures contracts (as defined below) and may purchase and sell futures contracts. The Fund intend to engage in such transactions if it appears advantageous to Voyageur to do so in order to pursue the Fund's investment objectives, to seek to hedge against the effects of market conditions and to seek to stabilize the value of its assets. The Fund will engage in hedging and risk management transactions from time to time in Voyageur's discretion, and may not necessarily be engaging in such transactions when movements in interest rates that could affect the value of the assets of the Fund occur.

          Conditions in the securities, futures and options markets will determine whether and in what circumstances the Fund will employ any of the techniques or strategies described below. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (the 'CFTC") and the federal tax requirements applicable to regulated investment companies. Transactions in options and futures contracts may give rise to income that is subject to regular federal income tax and, accordingly, in normal circumstances the Fund does not intend to engage in such practices to a significant extent.

          The use of futures and options, and the possible benefits and attendant risks, are discussed below.

          Futures Contracts and Related Options. The Fund may enter into contracts for the purchase or sale for future delivery (a "futures contract") of fixed-income securities or contracts based on financial indices including any index of securities in which the Fund may invest. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities, or the cash value of an index, called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities, or cash value of an index, at a specified price during a specified delivery period. The Fund may also purchase and sell (write) call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during, or at the termination of, the period specified in the terms of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it.

          Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery without having to make or take delivery of the security. The offsetting of a contractual obligation is accomplished by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same period. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the liquidity of the market. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract or to do so at a satisfactory price, the Fund would have to make or take delivery under the futures contract, or, in the case of a purchased option, exercise the option. The Fund would be required to maintain initial margin deposits with respect to the futures contract and to make variation margin payments until the contract is closed. The Fund will incur brokerage fees when they purchase or sell futures contracts.

          At the time a futures contract is purchased or sold, the Fund must deposit in a custodial account cash or securities as a good faith deposit payment (known as "initial margin"). It is expected that the initial margin on futures contracts the Fund may purchase or sell may range from approximately
1 1/2% to approximately 5% of the value of the securities (or the securities index) underlying the contract. In certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily in a process known as "marking to market." If the market value of the futures contract has changed, the Fund will be required to make or will be entitled to receive a payment in cash or specified high quality debt securities in an amount equal to any decline or increase in the value of the futures contract. These additional deposits or credits are calculated and required on a daily basis and are known as "variation margin."

          There may be an imperfect correlation between movements in prices of the futures contract the Fund purchases or sells and the portfolio securities being hedged. In addition, the ordinary market price relationships between securities and related futures contracts may be subject to periodic distortions. Specifically, temporary price distortions could result if, among other things, participants in the futures market elect to close out their contracts through offsetting transactions rather than meet variation margin requirements, investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions or if, because of the comparatively lower margin requirements in the futures market than in the securities market, speculators increase their participation in the futures market. Because price distortions may occur in the futures market and because movements in the prices of securities may not correlate precisely with movements in the prices of futures contracts purchased or sold by the Fund in a hedging transaction, even if Voyageur correctly forecasts market trends the Fund's hedging strategy may not be successful. If this should occur, the Fund could lose money on the futures contracts and also on the value of its portfolio securities.

          Although the Fund believes that the use of futures contracts and options thereon will benefit it, if Voyageur's judgment about the general direction of securities prices or interest rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into futures contracts or purchased or sold options thereon. For example, if the Fund seeks to hedge against the possibility of an increase in interest rates, which generally would adversely affect the price of fixed-income securities held in its portfolio, and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its assets which it has hedged due to the decrease in interest rates because it will have offsetting losses in its futures positions. In addition, particularly in such situations, the Fund may have to sell assets from its portfolio to meet daily margin requirements at a time when it may be disadvantageous to do so.

          Options on Securities. The Fund may purchase and sell (write) options on securities, which options may be either exchange-listed or over-the-counter options. The Fund may write call options only if the call option is "covered." A call option written by the Fund is covered if the Fund owns the securities underlying the option or has a contractual right to acquire them or owns securities which are acceptable for escrow purposes. The Fund may write put options only if the put option is "secured." A put option written by the Fund is secured if the Fund, which is obligated as a writer of a put option, invests an amount, not less than the exercise price of a put option, in eligible securities.

          The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

          The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

          The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

          An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

          The Fund may purchase and sell options that are exchange-traded or that are traded over-the counter ("OTC options"). Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases OTC options, it must rely on the dealer from which it purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

          Although the Fund will enter into OTC options only with dealers that agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. This may impair the Fund's ability to sell a portfolio security at a time when such a sale might be advantageous. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. In the case of options written by the Fund, the inability to enter into a closing purchase transaction may result in material losses to the Fund.

          Regulatory Restrictions. To the extent required to comply with applicable SEC releases and staff positions, when entering into futures contracts or certain option transactions, such as writing a put option, the Fund will maintain, in a segregated account, cash or liquid high-grade securities equal to the value of such contracts. Compliance with such segregation requirements may restrict the Fund's ability to invest in intermediate- and long-term Tax Exempt Obligations.

          The Fund intend to comply with CFTC regulations and avoid "commodity pool operator" status. These regulations require that futures and options positions be used (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. The Fund currently does not intend to engage in transactions in futures contracts or options thereon for speculation.

          Accounting Considerations. When the Fund writes an option, an amount equal to the premium received by it is included in the Fund's Statement of Assets and Liabilities as a liability. The amount of the liability subsequently is marked to market to reflect the current market value of the option written. When the Fund purchases an option, the premium paid by the Fund is recorded as an asset and subsequently is adjusted to the current market value of the option.

          In the case of a regulated futures contract purchased or sold by the Fund, an amount equal to the initial margin deposit is recorded as an asset. The amount of the asset subsequently is adjusted to reflected changes in the amount of the deposit as well as changes in the value of the contract.

FINANCIAL STATEMENTS

          KPMG Peat Marwick LLP served as the independent auditors for Voyageur Mutual Funds, Inc. through December 31, 1996 and, in its capacity as such, audited the annual financial statements of the Fund. Beginning May 1, 1997, Ernst & Young LLP began serving in such capacity. The Fund's Statements of Net Assets, Statements of Operations, Statements of Changes in Net Assets, and Notes to Financial Statements, as well as the report of KPMG Peat Marwick LLP, independent auditors, for the fiscal year ended December 31, 1996 are included in Voyageur Mutual Funds, Inc.'s Annual Report to shareholders. The financial statements, the notes relating thereto and the report of KPMG Peat Marwick LLP, listed above are incorporated by reference from the Annual Report into this Part B.

        The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Fund Classes should contact their financial adviser or call Delaware Group at 800-523- 4640.


INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA  19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103

CUSTODIAN
Norwest Bank Minnesota, N.A.
Sixth Street & Marquette Avenue
Minneapolis, MN 55402

--------------------------------------------------------------------------------
DELAWARE-VOYAGEUR MINNESOTA HIGH
YIELD MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

A CLASS
--------------------------------------------------------------------------------

B CLASS
--------------------------------------------------------------------------------

C CLASS
--------------------------------------------------------------------------------

CLASSES OF VOYAGEUR MUTUAL
FUNDS, INC.
--------------------------------------------------------------------------------


PART B

STATEMENT OF
ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

AUGUST 28, 1997

                                                                   DELAWARE
                                                                     GROUP
                                                                   --------

--------------------------------------------------------------------------------
                                     PART B--STATEMENT OF ADDITIONAL INFORMATION
                                                                 AUGUST 28, 1997
--------------------------------------------------------------------------------

VOYAGEUR MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------
1818 Market Street
Philadelphia, PA  19103
--------------------------------------------------------------------------------
For Prospectus and Performance of Class A Shares, Class B Shares and Class C
          Shares: Nationwide 800-523-4640

Information on Existing Accounts of Class A Shares, Class B Shares and Class C
         Shares: (SHAREHOLDERS ONLY) Nationwide 800-523-1918

Dealer Services:  (BROKER/DEALERS ONLY) Nationwide 800-362-7500
--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------
Cover Page
--------------------------------------------------------------------------------
Investment Restrictions and Policies
--------------------------------------------------------------------------------
Accounting and Tax Issues
--------------------------------------------------------------------------------
Performance Information
--------------------------------------------------------------------------------
Trading Practices and Brokerage
--------------------------------------------------------------------------------
Purchasing Shares
--------------------------------------------------------------------------------
Investment Plans
--------------------------------------------------------------------------------
Determining Offering Price
         and Net Asset Value
--------------------------------------------------------------------------------
Redemption and Repurchase
--------------------------------------------------------------------------------
Distributions and Taxes
--------------------------------------------------------------------------------
Investment Management Agreement
--------------------------------------------------------------------------------
Officers and Directors
--------------------------------------------------------------------------------
Exchange Privilege
--------------------------------------------------------------------------------
General Information
--------------------------------------------------------------------------------
Appendix A -- Ratings
--------------------------------------------------------------------------------
Appendix B -- General Characteristics and Risks of Options and Futures
--------------------------------------------------------------------------------
Financial Statements
--------------------------------------------------------------------------------

         Voyageur Mutual Funds, Inc. ("Mutual Funds, Inc.") is a professionally-managed mutual fund of the series type. This Statement of Additional Information ("Part B" of the registration statement) describes National High Yield Municipal Bond Fund series (the "Fund") of Mutual Funds, Inc. The Fund offers Class A Shares, Class B Shares and Class C Shares (individually, a "Class" and collectively the "Classes").

         Class B Shares and Class C Shares of the Fund may be purchased at a price equal to the next determined net asset value per share. Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 3.75% and annual 12b-1 Plan expenses of up to 0.25%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and annual 12b-1 Plan expenses of up to 1% which are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares in the Fund's Prospectus. Class C Shares are subject to a CDSC which may be imposed on redemptions made within 12 months of purchase and annual 12b-1 Plan expenses of up to 1% which are assessed against Class C Shares for the life of the investment. All references to "shares" in this Part B refer to all Classes of shares of the Fund, except where noted.

         This Part B supplements the information contained in the current Prospectus for the Fund dated August 28, 1997 as it may be amended from time to time. It should be read in conjunction with the Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus. A prospectus may be obtained by writing or calling your investment dealer or by contacting the Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.

INVESTMENT POLICIES AND RESTRICTIONS

Investment Restrictions
         The Fund has adopted certain investment restrictions set forth below which, together with the investment objectives of the Fund and other policies which are specifically identified as fundamental in the Prospectus or herein cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. As defined in the Investment Company Act of 194 ("1940 Act"), this means the lesser of the vote of (1) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. The following investment restrictions apply to the Fund. The Fund will not:

         (1) Borrow money (provided that the Fund may enter into reverse repurchase agreements with respect to not more than 10% of its total assets), except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of the Fund's total assets, including the amount borrowed. The Fund may not borrow for leverage purposes, provided that the Fund may enter into reverse repurchase agreements for such purposes, and securities will not be purchased while outstanding borrowings exceed 5% of the value of the Fund's total assets.

         (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of portfolio investments, the Fund may be deemed to be an underwriter under federal securities laws.

         (3) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

         (4) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.

         (5) Invest 25% or more if its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. Government obligations are not considered to be part of any industry.

         (6) Issue any senior securities (as defined in the 1940 Act), except as set forth in investment restriction number (1) above, and except to the extent that using options, futures contracts and options on futures contracts, purchasing or selling on a when-issued or forward commitment basis or using similar investment strategies may be deemed to constitute issuing a senior security.

         (7) Purchase or sell commodities or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling, on a basis consistent with any restrictions contained in its then-current Prospectus, any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices).

         The following non-fundamental investment restrictions may be changed by the Board of the Fund at any time. The Fund will not:

         (1) Invest more than 5% of its total assets in securities of any single investment company, nor more than 10% of its total assets in securities of two or more investment companies, except as part of a merger, consolidation or acquisition of assets.

         (2) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

         (3) Write puts if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover such puts.

         (4) Make short sales of securities or maintain a short position for the account of the Fund, unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

         Except for the Fund's policy with respect to borrowing, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

         The investment objectives, policies and restrictions of the National High Yield Municipal Bond Fund (the "Fund") are set forth in the Prospectus. Certain additional investment information is set forth below.

Diversification
         Although the Fund is characterized as a non-diversified fund under the 1940 Act, the Fund intends to conduct its operations so that it will qualify under the Internal Revenue Code of 1986 as a "regulated investment company." In order to qualify as a regulated investment company, the Fund must limit its investments so that, at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer. In addition, the Code requires that not more than 25% in value of the Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year.

         For purposes of such diversification, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. If a State or a political subdivision thereof pledges its full faith and credit to payment of a security, the State or the political subdivision, respectively, is deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of a State or a political subdivision thereof are separate from those of the State or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality is deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the State, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or specific project is deemed the sole issuer.

         Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user is deemed to be the sole issuer. If, however, in any of the above cases, a State, political subdivision or some other entity guarantees a security and the value of all securities issued or guaranteed by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets, the guarantee is considered a separate security and is treated as an issue of the guarantor. Investments in municipal obligations refunded with escrowed U.S. government securities will be treated as investments in U.S. government securities for purposes of determining the Fund's compliance with the 1940 Act diversification requirements.

Municipal Obligations
         Municipal Obligations are generally issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, Municipal Obligations may be issued by or on behalf of public bodies to obtain funds to provide for the construction, equipping, repair or improvement of housing facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal.

         Securities in which the Fund may invest, including Municipal Obligations, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or a State's legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest on and principal of their Municipal Obligations may be materially affected.

         From time to time, legislation has been introduced in Congress for the purpose of restricting the availability of or eliminating the federal income tax exemption for interest on Municipal Obligations, some of which have been enacted. Additional proposals may be introduced in the future which, if enacted, could affect the availability of Municipal Obligations for investment by the Fund and the value of the Fund's portfolio. In such event, management of the Fund may discontinue the issuance of shares to new investors and may reevaluate the Fund's investment objective and policies and submit possible changes in the structure of the Fund for shareholder approval.

         To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service LP ("Fitch"), or Standard & Poor's Ratings Services ("S&P") for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for their investments in accordance with the investment policies contained in the Fund's Prospectus and this Statement of Additional Information. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings provide an initial criterion for selection of portfolio investments, the Fund's investment adviser, Delaware Management Company, Inc. (the "Manager"), will subject these securities to other evaluative criteria prior to investing in such securities.

Floating and Variable Rate Demand Notes
         Variable rate master demand notes, in which the Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will be determined by the Fund's Manager under guidelines established by the Fund's Board of Directors to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may re-sell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceed 10% of the Fund's total assets only if such notes are subject to a demand feature that will permit the Fund to demand payment of the Principal within seven days after demand by the Fund. If not rated, such instruments must be found by the Fund's Manager and/or sub-adviser under guidelines established by the Fund's Board of Directors, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments.

Escrow Secured Bonds or Defeased Bonds
         Escrow secured bonds or defeased bonds are created when an issuer refunds in advance of maturity (or pre-refunds) some of its outstanding bonds and it becomes necessary or desirable to set aside funds for redemption or payment of the bonds at a future date or dates. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest of the advance refunded bond. Escrow secured bonds will often receive a triple A rating from S&P, Moody's and Fitch.

State or Municipal Lease Obligations
         Municipal leases may take the form of a lease with an option to purchase, an installment purchase contract, a conditional sales contract or a participation certificate in any of the foregoing. In determining leases in which the Fund will invest, the Manager will evaluate the credit rating of the lessee and the terms of the lease. Additionally, the Manager may require that certain municipal leases be secured by a letter of credit or put arrangement with an independent financial institution. State or municipal lease obligations frequently have the special risks described below which are not associated with general obligation or revenue bonds issued by public bodies.

         The Constitution and statutes of many states contain requirements with which the state and municipalities must comply whenever incurring debt. These requirements may include approving voter referendums, debt limits, interest rate limits and public sale requirements. Leases have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations may be inapplicable for one or more of the following reasons: (1) the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the public body has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis (the "non-appropriation" clause); (2) the exclusion of a lease or conditional sales contract from the definition of indebtedness under relevant state law; or
(3) the lease provides for termination at the option of the public body at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed.

         If the lease is terminated by the public body for non-appropriation or another reason not constituting a default under the lease, the rights of the lessor or holder of a participation interest therein are limited to repossession of the leased property without any recourse to the general credit of the public body. The disposition of the leased property by the lessor in the event of termination of the lease might, in many cases, prove difficult or result in loss.

Concentration Policy
         As a fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry. The Fund may invest 25% or more of its total assets in industrial development revenue bonds. In addition, it is possible that the Fund from time to time will invest 25% or more of its total assets in a particular segment of the municipal bond market, such as housing, health care, utility, transportation, education or industrial obligations. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or a declining market or need for the project) might also affect other bonds in the same segment, thereby potentially increasing market or credit risk.

         Housing Obligations. The Fund may invest, from time to time, 25% or more of its total assets in obligations of public bodies, including state and municipal housing authorities, issued to finance the purchase of single-family mortgage loans or the construction of multifamily housing projects. Economic and political developments, including fluctuations in interest rates, increasing construction and operating costs and reductions in federal housing subsidy programs, may adversely impact on revenues of housing authorities. Furthermore, adverse economic conditions may result in an increasing rate of default of mortgagors on the underlying mortgage loans. In the case of some housing authorities, inability to obtain additional financing also could reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par at any time in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

         Health Care Obligations. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance hospital or health care facilities or equipment. The ability of any health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations is generally subject to, among other things, the capabilities of its management, the confidence of physicians in management, the availability of physicians and trained support staff, changes in the population or economic condition of the service area, the level of and restrictions on federal funding of Medicare and federal and state funding of Medicaid, the demand for services, competition, rates, government regulations and licensing requirements and future economic and other conditions, including any future health care reform.

         Utility Obligations. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal utility authorities, to finance the operation or expansion of utilities. Various future economic and other conditions may adversely impact utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in the demand for services and the effects of environmental and other governmental regulations.

         Transportation Obligations. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance airports and highway, bridge and toll road facilities. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, service fees and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The revenues of issuers which derive their payments from bridge, road or tunnel toll revenues could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation. Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof.

         Education Obligations. The Fund may invest, from time to time, 25% or more of its total assets in obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems of such issuers include the prospect of a declining percentage of the population consisting of college aged individuals, possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of federal grants, state funding and alumni support, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

         Industrial Revenue Obligations. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the bonds to the extent that funds are available from the unexpended proceeds of the bonds or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments of the issuer are designed to be sufficient to meet the payments of amounts due on the bonds. Regardless of the structure, payment of bonds is solely dependent upon the creditworthiness of the corporate operator of the project and, if applicable, the corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or deterioration resulting from leveraged buy-outs or takeovers. The bonds may be subject to special or extraordinary redemption provisions which may provide for redemption at par or accredited value, plus, if applicable, a premium.

         Other Risks. The exclusion from gross income for purposes of federal income taxes for certain housing, health care, utility, transportation, education and industrial revenue bonds depends on compliance with relevant provisions of the Code. The failure to comply with these provisions could cause the interest on the bonds to become includable in gross income, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Fund to sell the bonds at the reduced value. Furthermore, such a failure to meet these ongoing requirements may not enable the holder to accelerate payment of the bond or require the issuer to redeem the bond.

Taxable Obligations
         As set forth in the Prospectus, the Fund may invest to a limited extent in obligations and instruments, the interest on which is includable in gross income for purposes of federal income taxation.

Government Obligations
         The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S.

Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund will invest in such securities only when the Manager is satisfied that the credit risk with respect to the issuer is minimal.

Repurchase Agreements
         A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager, under the guidelines of the Board of Directors, determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 100% of the repurchase price, including the portion representing the Fund's yield under such agreements which is monitored on a daily basis.

         The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the Delaware Group funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

Other Taxable Investments
         The Fund also may invest in certificates of deposit, bankers' acceptances and other time deposits. Certificates of deposit are certificates representing the obligation of a bank to repay the funds deposited (plus interest thereon) at a time certain after the deposit. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

Options
         The Fund may purchase call options, write call options on a covered basis, write secured put options and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes.

         The Fund may invest in options that are either Exchange listed or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close option positions and this may have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will not, however, invest more than 15% of its assets in illiquid securities.

         A. Covered Call Writing--The Fund may write covered call options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain the Fund's investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to options on actual portfolio securities owned by the Fund, the Fund may enter into closing purchase transactions. A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirety offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. Purchasing Call Options--The Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund's total assets. The advantage of purchasing call options is that the Fund may alter portfolio characteristics, and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         The Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same Fund as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on a Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the results that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund.

         C. Purchasing Put Options--The Fund may invest up to 2% of its total assets in the purchase of put options. The Fund will, at all times during which it holds a put option, own the security covered by such option.

         The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Fund to protect an unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Fund may sell a put option purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         D. Writing Put Options--The Fund may also write put options on a secured basis which means that the Fund will maintain in a segregated account with its custodian, cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

         Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Futures
         Futures contracts are agreements for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Fund's custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such account, depending upon changes in the price of the underlying securities subject to the futures contract.

         In addition, when the Fund engages in futures transactions, to the extent required by the Securities and Exchange Commission, it will maintain with its custodian, assets in a segregated account to cover its obligations with respect to such contracts, which assets will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by the Fund with respect to such futures contracts.

         The Fund may enter into such futures contracts to protect against the adverse effects of fluctuations in interest rates without actually buying or selling such securities. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of government securities at higher prices.

         With respect to options on futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of government securities which the Fund intends to purchase.

         If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of government securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its government securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell government securities from its portfolio to meet daily variation margin requirements. Such sales of government securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

         Further, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Risks of Transactions in Futures Contracts and Options.
         Hedging Risks in Futures Contracts Transactions. There are several risks in using securities index or interest rate futures contracts as hedging devices. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying index or financial instrument due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in indexes of securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

         Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. With respect to index futures contracts, the risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the financial instruments included in the applicable index.

         Successful use of futures contracts by the Fund is subject to the ability of the Manager to predict correctly movements in the direction of interest rates or the relevant underlying securities market. If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market or decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         Liquidity of Futures Contracts. The Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. The Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.

         Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

         In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         Risk of Options. The use of options on financial instruments and indexes and on interest rate and index futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option generates a premium, which may partially offset a decline in the value of the Fund's portfolio assets. By writing a call option, the Fund becomes obligated to sell an underlying instrument or a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option generates a premium, but the Fund becomes obligated to purchase the underlying instrument or futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options may exceed the amount of the premium received.

         The effective use of options strategies is dependent, among other things, on the Fund's ability to terminate options positions at a time when the Manager deems it desirable to do so. Although the Fund will enter into an option position only if the Manager believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund's transactions involving options on futures contracts will be conducted only on recognized exchanges.

         The Fund's purchase or sale of put or call options will be based upon predictions as to anticipated interest rates or market trends by the Manager, which could prove to be inaccurate. Even if the expectations of the Manager are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of a purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         The Fund may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, the Fund will reduce any profit they might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         The Fund may purchase call options to hedge against an increase in price of securities that the Fund anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

         As discussed above, options may be traded over-the-counter ("OTC options"). In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. OTC options are illiquid and it may not be possible for the Fund to dispose of options they have purchased or terminate their obligations under an option they have written at a time when the Manager believes it would be advantageous to do so. Accordingly, OTC options are subject to the Fund's limitation that a maximum of 15% of its net assets be invested in illiquid securities. In the event of the bankruptcy of the writer of an OTC option, the Fund could experience a loss of all or part of the value of the option. The Manager anticipates that options on Municipal Obligations will consist primarily of OTC options.

Illiquid Investments
         The Fund may invest no more than 15% of the value of its net assets in illiquid securities. The Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Fund.

         While maintaining oversight, the Board of Directors has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund's 15% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the Manager determines that a Rule 144A Security that was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

ACCOUNTING AND TAX ISSUES

         When the Fund writes a call option, an amount equal to the premium received by it is included in the section of the Fund's assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Fund has written expires on its stipulated expiration date, the Fund reports a realized gain. If the Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. Any such gain or loss is a short-term capital gain or loss for federal income tax purposes. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         Other Tax Requirements -- The Fund has qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund must meet several requirements to maintain its status as a regulated investment company. Among these requirements are that at least 90% of its investment company taxable income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or disposition of securities; that at the close of each quarter of its taxable year at least 50% of the value of its assets consists of cash and cash items, government securities, securities of other regulated investment companies and, subject to certain diversification requirements, other securities; and that less than 30% of its gross income be derived from sales of securities held for less than three months. This 30% rule is rescinded for tax years beginning after August 5, 1997.

         The requirement that not more than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months may restrict the Fund in its ability to write covered call options on securities which it has held less than three months, to write options which expire in less than three months, to sell securities which have been held less than three months and to effect closing purchase transactions with respect to options which have been written less than three months prior to such transactions. Consequently, in order to avoid realizing a gain within the three-month period, the Fund may be required to defer the closing out of a contract beyond the time when it might otherwise be advantageous to do so.

         The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the following year, subject to the same limitation.

PERFORMANCE INFORMATION

         From time to time, the Fund may state each of its Classes' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year (or life-of-fund, if applicable) periods. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC applicable to only certain redemptions of those shares will not be deducted from any computation of total return. See the Prospectus for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares of the Fund.

         Total return performance for each Class will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in the Fund in the future.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:
                                        n
                              P(1 + T) = ERV

         Where:          P  =     a hypothetical initial purchase order of
                                  $1,000 from which, in the case of only Class
                                  A Shares, the maximum front-end sales charge is deducted;

                         T  =     average annual total return;

                         n  =     number of years; and

                       ERV  =     redeemable value of the hypothetical
                                  $1,000 purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         The performance of Class A Shares of the Fund, as shown below, is the average annual total return quotations through December 31, 1996, computed as described above.

         The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 3.75% paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge.

         Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

                           Average Annual Total Return

                        Class A Shares                   Class A Shares
                         (at Offer)                         (at NAV)
1 year ended
12/31/96                   2.58%                              6.53%

3 years ended
12/31/96                   4.71%                              6.06%

5 years ended
12/31/96                   7.05%                              7.87%

10 years ended
12/31/96                   7.56%                              7.98%

Period 9/22/86(1)
through 12/31/96           7.62%                              8.02%


(1)   Date of initial public offering.

      As stated in the Prospectus, the Fund may also quote the current yield for each Class in advertisements and investor communications. The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                            a--b        6
                              YIELD = 2[(-------- + 1)  -- 1]
                                             cd

     Where:     a   =  dividends and interest earned during the period;

                b   =  expenses accrued for the period (net of reimbursements);

                c   =  the average daily number of shares outstanding during
                       the period that were entitled to receive dividends;

                d   =  the maximum offering price per share on the last day
                       of the period.

        The above formula will be used in calculating quotations of yield of each Class, based on specified 30-day periods identified in advertising by the Fund. The yields as of December 31, 1996 using this formula were 5.35% and 4.84% for Class A Shares and Class B Shares, respectively. Yield assumes the maximum front-end sales charge, if any, and does not reflect the deduction of any CDSC or Limited CDSC and also reflects voluntary waivers in effect during the period. Actual yield may be affected by variations in front-end sales charges on investments. Past performance, such as is reflected in quoted yields, should not be considered as a representation of the results which may be realized from an investment in any class of the Fund in the future.

        The Fund may also publish a tax-equivalent yield for a Class based on federal and, if applicable, state tax rates, which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to the Class' yield. For the 30- day period ended December 31, 1996, the tax-equivalent yield (assuming a federal income tax rate of 31%) of Class A Shares was 8.36% and for Class B Shares was 7.01%, reflecting voluntary waivers in effect during the period. These yields were computed by dividing that portion of a Class' yield which is tax-exempt by one minus a stated income tax rate (in this case, a federal income tax rate of 31%) and adding the product to that portion, if any, of the yield that is not tax-exempt. In addition, a Fund may advertise a tax-equivalent yield assuming other income tax rates, when applicable.

        Investors should note that the income earned and dividends paid by the Fund will vary with the fluctuation of interest rates and performance of the portfolio. The net asset value of the fund may change. Unlike money market funds, the Fund invests in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Fund's net asset value will tend to rise when interest rates fall. Conversely, the Fund's net asset value will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Fund will vary from day to day and investors should consider the volatility of the Fund's net asset value as well as its yield before making a decision to invest.

        From time to time, the Fund may also quote actual total return performance of its Classes in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.

        Statistical and performance information and various indices compiled and maintained by organizations such as the following may also be used in preparing exhibits comparing certain industry trends and competitive mutual fund performance to comparable activity and performance of the Fund and in illustrating general financial planning principles. From time to time, certain mutual fund performance ranking information, calculated and provided by these organizations, may also be used in the promotion of sales of the Fund. Any indices used are not managed for any investment goal.

          CDA Technologies, Inc., Lipper Analytical Services, Inc. and Morningstar, Inc. are performance evaluation services that maintain statistical performance databases, as reported by a diverse universe of independently-managed mutual funds.

          Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data including total return, capital appreciation and income on the stock market as well as other investment asset classes, and inflation. With their permission, this information will be used primarily for comparative purposes and to illustrate general financial planning principles.

        Interactive Data Corporation is a statistical access service that maintains a database of various international industry indicators, such as historical and current price/earning information, individual equity and fixed-income price and return information.

        Compustat Industrial Databases, a service of Standard & Poor's, may also be used in preparing performance and historical stock and bond market exhibits. This firm maintains fundamental databases that provide financial, statistical and market information covering more than 7,000 industrial and non-industrial companies.

        Russell Indexes is an investment analysis service that provides both current and historical stock performance information, focusing on the business fundamentals of those firms issuing the security.

        Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Fund may invest and the assumptions that were used in calculating the blended performance will be described.

        Comparative information on the Consumer Price Index may also be included. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

        The following table is an example, for purposes of illustration only, of cumulative total return performance for Class A Shares and Class B Shares through December 31, 1996. For these purposes, the calculations assume the reinvestment of any realized securities profits distributions and income dividends paid during the indicated periods. In addition, these calculations, as shown below, reflect maximum sales charges, if any, paid on the purchase or redemption of shares, as applicable, but not any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class A Shares may also be shown without reflecting the impact of any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded.

        The net asset value of a Class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered as representative of future performance.

                             Cumulative Total Return
National High Yield Municipal Bond Fund(3)

                                                    Class B       Class B
                         Class A                    Shares        Shares
                         Shares                   (including    (excluding
                       (at offer)                  CDSC)(2)        CDSC)

                                        Period
3 months                               12/18/96
ended                                  through
12/31/96                (0.77%)        12/31/96     (3.57%)        0.43%

6 months
ended
12/31/96                 1.72%(4)

9 months
ended
12/31/96                 2.69%

1 year
ended
12/31/96                 2.58%

3 years
ended
12/31/96                14.80%

5 years
ended
12/31/96                40.56%

10years
ended
12/31/96               107.32%

Period
9/22/86(1)
through
12/31/96               112.74%

(1)  Date of initial public offering.
(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.
(3)  Reflects voluntary waivers in effect during the period(s).
(4) For the six months ended December 31, 1996, cumulative total return for Class A Shares at net asset value was 0.00%.

          Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Fund and other mutual funds in the Delaware Group, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the Fund's, and other Delaware Group funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager, including the number of such clients serviced by the Manager.

THE POWER OF COMPOUNDING
          When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding and the following chart illustrates just how powerful it can be.

COMPOUNDED RETURNS
          Results of various assumed fixed rates of return on a $10,000 investment compounded monthly for 10 years:

                            7% Rate              9% Rate               11% Rate
                           of Return            of Return             of Return
                           ---------            ---------             ---------
       1 year               $10,723              $10,938               $11,157
       2 years              $11,498              $11,964               $12,448
       3 years              $12,330              $13,086               $13,889
       4 years              $13,221              $14,314               $15,496
       5 years              $14,177              $15,657               $17,289
       6 years              $15,201              $17,126               $19,289
       7 years              $16,300              $18,732               $21,522
       8 years              $17,479              $20,489               $24,012
       9 years              $18,743              $22,411               $26,791
      10 years              $20,098              $24,514               $29,891

            These figures are calculated assuming a fixed constant investment return and assume no fluctuation in the value of principal. These figures, which do not reflect payment of applicable taxes or any sales charges, are not intended to be a projection of investment results and do not reflect the actual performance results of any of the classes.

TRADING PRACTICES AND BROKERAGE

            Portfolio transactions are executed by the Manager on behalf of the Fund in accordance with the standards described below.

            Brokers, dealers and banks are selected to execute transactions for the purchase or sale of portfolio securities on the basis of the Manager's judgment of their professional capability to provide the service. The primary consideration is to have brokers, dealers or banks execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Trades are generally made on a net basis where securities are either bought or sold directly from or to a broker, dealer or bank. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.

            The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

            As provided in the Securities Exchange Act of 1934 and the Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, Mutual Funds, Inc. believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Group. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

            The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and Mutual Funds, Inc.'s Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

            Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, the Manager may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Group of funds, such as custodian fees, and may, at the request of the Distributor, give consideration to sales of such funds shares as a factor in the selection of brokers and dealers to execute portfolio transactions.

Portfolio Turnover
            Portfolio trading will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates. The Fund is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving the Fund's investment objective. However, it is generally anticipated that the Fund's portfolio turnover rate will be less than 100%.

            The degree of portfolio activity may affect brokerage costs of the Fund and taxes payable by the Fund's shareholders to the extent of any net realized capital gains. The Fund's portfolio turnover rate is not expected to exceed 100%; however, under certain market conditions the Fund may experience a rate of portfolio turnover which could exceed 100%. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less. A turnover rate of 100% would occur, for example, if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year.

            The Fund's portfolio turnover rates were 8.45% for the fiscal year ended July 31, 1995 and 0.00% for the fiscal year ended July 31, 1996. For the period August 1, 1996 through December 31, 1996, the Fund's portfolio turnover rate was 7.51%.

            The Fund may hold securities for any period of time. The Fund's portfolio turnover will be increased if the Fund writes a large number of call options which are subsequently exercised. The portfolio turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares. Total brokerage costs generally increase with higher portfolio turnover rates.

PURCHASING SHARES

            The Distributor serves as the national distributor for the Fund's classes of shares - Class A Shares, Class B Shares and Class C Shares, and has agreed to use its best efforts to sell shares of the Fund. See the Prospectus for additional information on how to invest. Shares of the Fund are offered on a continuous basis, and may be purchased through authorized investment dealers or directly by contacting Mutual Funds, Inc. or the Distributor.

            The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such classes generally must be at least $100. The initial and subsequent minimum investments for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Group fund, the Manager or any of the its affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Group Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected.

            Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. Mutual Funds, Inc. will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

            Selling dealers are responsible for transmitting orders promptly. Mutual Funds, Inc. reserves the right to reject any order for the purchase of shares of the Fund if in the opinion of management such rejection is in the Fund's best interests.

            The NASD has adopted Rules of Fair Practice, as amended, relating to investment company sales charges. Mutual Funds, Inc. and the Distributor intend to operate in compliance with these rules.

            Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 4.00%; however, lower front-end sales charges apply for larger purchases. See the table below. Class A Shares are also subject to annual 12b-1 Plan expenses.

            Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares in the Prospectus.

            Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

            Class A Shares, Class B Shares and Class C Shares shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B and Class C Shares, of any expenses under that Fund's 12b-1 Plans.

            Certificates representing shares purchased are not ordinarily issued in the Class A Shares, unless a shareholder submits a specific request. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Mutual Funds, Inc. for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements
            The alternative purchase arrangements of Class A, Class B and Class C Shares of the Fund permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares of a Fund and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.25% of the average daily net assets of Class A Shares or to purchase either Class B or Class C Shares of a Fund and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another class.

Class A Shares
            Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the accompanying table, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features -- Class A Shares, below, for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.


                                                                       Class A Shares
-------------------------------------------------------------------------------------------------------------------------------

                                                                                               Dealer's
                                                                                             Commission***
                                           Front-End Sales     Charge as a % of                as % of
                                               Offering              Amount                   Offering
Amount of Purchase                             Price                Invested**                  Price
-------------------------------------------------------------------------------------------------------------------------------
Less than $100,000                             3.75%                 3.94%                      3.25%

$100,000 but under $250,000                    3.00                  3.08                       2.50

$250,000 but under $500,000                    2.50                  2.60                       2.00

$500,000 but under $1,000,000*                 2.00                  2.02                       1.75

* There is no front-end sales charge on purchases of $1 million or more of Class A Shares but, under certain limited circumstances, a 1% contingent deferred sales charge may apply upon redemption of such shares.

** Based on an initial net asset value of the Class A Shares of the end of Mutual Funds, Inc.'s most recent fiscal year.

*** Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.
--------------------------------------------------------------------------------


          The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.

          From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charges shown above. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

--------------------------------------------------------------------------------


         Certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws.

Dealer's Commission
         For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected in accordance with the following schedule:

                                                            Dealer's Commission
                                                            -------------------
                                                            (as a percentage of
           Amount of Purchase                               amount purchased)
           ------------------

           Up to $2 million                                          1.00%
           Next $1 million up to $3 million                          0.75
           Next $2 million up to $5 million                          0.50
           Amount over $5 million                                    0.25

         In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Prospectus) may be aggregated with those of Class A Shares of the Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares under Redemption and Exchange in the Prospectus for a list of the instances in which the CDSC is waived.

         The following table sets forth the rates of the CDSC for Class B Shares of each Fund:

                                                            Contingent Deferred
                                                            Sales Charge (as a
                                                            Percentage of
                                                            Dollar Amount
                Year After Purchase Made                    Subject to Charge)
                ------------------------                    ------------------

                         0-2                                4%
                         3-4                                3%
                         5                                  2%
                         6                                  1%
                         7 and thereafter                   None

During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the Fund. See Automatic Conversion of Class B Shares under Classes of Shares in the Prospectus. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes in the Prospectus.

Plans Under Rule 12b-1 for the Fund Classes
         Pursuant to Rule 12b-1 under the 1940 Act, Mutual Funds, Inc. has adopted a separate plan for each of the Class A Shares, Class B Shares and Class C Shares of the Fund (the "Plans"). Each Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the class of shares to which the Plan applies. Such shares are not included in calculating the Plans' fees.

         The Plans permit the Fund, pursuant to its Distribution Agreement, to pay out of the assets of the Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, the Fund may make payments out of the assets of Class A, Class B and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by the Fund under its Plans, and the Fund's Distribution Agreement, is on an annual basis, up to 0.25% of the Class A Shares' average daily net assets for the year, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and the Class C Shares' average daily net assets for the year. Mutual Funds, Inc.'s Board of Directors may reduce these amounts at any time.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from the Classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreement, as amended, have all been approved by the Board of Directors of Mutual Funds, Inc., including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of Mutual Funds, Inc. and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Directors in the same manner as specified above.

         Each year, the directors must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares of the Fund and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class. The Plans and the Distribution Agreement, as amended, may be terminated with respect to a Class at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the Class, as well as by a majority vote of those directors who are not "interested persons." With respect to the Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities Class B Shares of the Fund. Also, any other material amendment to the Plans must be approved by a majority vote of the directors including a majority of the noninterested directors of Mutual Funds, Inc. having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of Mutual Funds, Inc. must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.

         For the fiscal years ended July 31, 1996, 1995 and 1994, the Fund's predecessor Distributors earned distribution fees of $120,396, $126,890 and $140,340 and waived distribution fees of $73,210, $78,426 and $71,584, respectively. For the period August 1, 1996 through December 31, 1996, the Fund paid $72,184 in Rule 12b-1 fees.

Other Payments to Dealers -- Class A, Class B and Class C Shares
          From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Group fund shares.

Special Purchase Features--Class A Shares

Buying Class A Shares at Net Asset Value
          Class A Shares may be purchased without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

          Current and former officers, directors and employees of Mutual Funds, Inc., any other fund in the Delaware Group, the Manager, the Manager's affiliates, or any of the Manager's affiliates that may in the future be created, legal counsel to the funds, and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares of the Fund and any such class of shares of any of the other funds in the Delaware Group, including any fund that may be created, at the net asset value per share. Family members of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value. Class A Shares may also be purchased at net asset value by current and former officers, directors and employees (and members of their families) of the Dougherty Financial Group LLC.

          Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Group funds. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs.

          Investors in Delaware-Voyageur Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds in the Delaware Group at net asset value.

          The Fund must be notified in advance that an investment qualifies for purchase at net asset value.

Letter of Intention
          The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Mutual Funds, Inc., which provides for the holding in escrow by the Transfer Agent of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Fund and of any class of any of the other mutual funds in the Delaware Group (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

Combined Purchases Privilege
          In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Fund, as well as shares of any other class of any of the other Delaware Group funds (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held in any stable value product available through the Delaware Group may be combined with other Delaware Group fund holdings.

          The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
          In determining the availability of the reduced front-end sales charge with respect to Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Fund, as well as shares of any other class of any of the other Delaware Group funds which offer such classes (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited
CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares, the charge applicable to the $60,000 purchase would currently be 3.00%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
          Holders of Class A Shares of the Fund who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of the Fund or in Class A Shares of any of the other funds in the Delaware Group, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Group offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of either Class B Shares or Class C Shares.

          Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

          Investors should consult their financial advisers or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Limited CDSC (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Prospectus) in connection with the features described above.

INVESTMENT PLANS

Reinvestment of Dividends in Other Delaware Group Funds
          Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A, Class B and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Group, including the Fund, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares.

Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses. See also Additional Methods of Adding to Your Investment - Dividend Reinvestment Plan under How to Buy Shares in the Prospectus.

          Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Group may be invested in shares of the Fund, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares. See Appendix B -- Classes Offered in the Prospectus for the funds in the Delaware Group that are eligible for investment by holders of Fund shares.

Investing by Electronic Fund Transfer
          Direct Deposit Purchase Plan -- Investors may arrange for the Fund to accept for investment in Class A, Class B or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

          Automatic Investing Plan -- Shareholders of Class A, Class B and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

                                      * * *

          Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such Plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

          Payments to the Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
          Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Mutual Funds, Inc. for proper instructions.

Wealth Builder Option
          Shareholders can use the Wealth Builder Option to invest in the Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Group. Shareholders of the Classes may elect to invest in one or more of the other mutual funds in the Delaware Group through the Wealth Builder Option. See Wealth Builder Option and Redemption and Exchange in the Prospectus.

          Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Group, subject to the conditions and limitations set forth in the Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

          Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation at any time by giving written notice to their Fund.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

          Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund, its agent or designee. Orders for purchases of Class B Shares and Class C Shares are effected at the net asset value per share next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund, its agent or designee. Selling dealers are responsible for transmitting orders promptly.

          The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

          The Fund's net asset value per share is computed by adding the value of all the Fund's securities and other assets, deducting any liabilities of the Fund, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. Portfolio securities, except for bonds, which are primarily traded on a national or foreign securities exchange are valued at the last sale price on that exchange. Options are valued at the last reported sales price or, if no sales are reported, at the mean between bid and asked prices. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Board of Directors. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Directors.

          Net asset value data of the Fund as of December 31, 1996 was calculated as follows:

                  Class A     Net Assets ($59,104,609)                 =   Net Asset Value Per Share ($10.40)
                              -----------------------------
                                                                           Shares Outstanding (5,684,868)

                              Maximum Public Offering Price            =   $10.40 + 3.75% of POP = $10.81

                  Class B     Net Assets ($88,367)                     =   Net Asset Value Per Share ($10.40)
                              --------------------------------
                                                                           Shares Outstanding (8,498)

         Each Class of the Fund will bear, pro-rata, all of the common expenses of the Fund. The net asset values of all outstanding shares of each Class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes. Due to the specific distribution expenses and other costs that may be allocable to each Class, the dividends paid to each Class may vary. The net asset value per share of each Class is expected to be equivalent.

REDEMPTION AND REPURCHASE

         Any shareholder may require the Fund to redeem shares by sending a written request, signed by the record owner or owners exactly as the shares are registered, to the Fund at 1818 Market Street, Philadelphia, PA 19103. In addition, certain expedited redemption methods described below are available when stock certificates have not been issued. Certificates are issued for Class A Shares only if a shareholder specifically requests them. Certificates are not issued for Class B Shares or Class C Shares. If stock certificates have been issued for shares being redeemed, they must accompany the written request. For redemptions of $50,000 or less paid to the shareholder at the address of record, the request must be signed by all owners of the shares or the investment dealer of record, but a signature guarantee is not required. When the redemption is for more than $50,000, or if payment is made to someone else or to another address, signatures of all record owners are required and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may request further documentation from corporations, retirement plans, executors, administrators, trustees or guardians.

         In addition to redemption of Fund shares, the Distributor, acting as agent of the Fund, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Fund or its agent, subject to any applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Fund and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Prospectus. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Classes of Shares in the Prospectus. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Classes, there is currently a $7.50 bank wiring cost, neither the Fund nor the Fund's Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order; provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         The Fund will process written or telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared. This potential delay can be avoided by making investments by wiring Federal Funds.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Mutual Funds, Inc. has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

         The value of the Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Small Accounts
         Before the Fund involuntarily redeems shares from an account that, under the circumstances noted in the Prospectus, has remained below the minimum amounts required by the Prospectus and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than the minimum required and will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum. See The Conditions of Your Purchase under How to Buy Shares in the Prospectus. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.


                              *     *     *

         The Fund has made available certain redemption privileges, as described below. The Fund reserves the right to suspend or terminate these expedited payment procedures upon 60 days' written notice to shareholders.

Expedited Telephone Redemptions
         Shareholders of the Fund Classes or their investment dealers of record wishing to redeem any amount of shares of $50,000 or less for which certificates have not been issued may call the Shareholder Service Center at 800-523-1918 prior to the time the offering price and net asset value are determined, as noted above, and have the proceeds mailed to them at the address of record. Checks payable to the shareholder(s) of record will normally be mailed the next business day, but no later than seven days, after the receipt of the redemption request. This option is only available to individual, joint and individual fiduciary-type accounts.

         In addition, redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check by calling the phone numbers listed above. An authorization form must have been completed by the shareholder and filed with the Fund before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:

          1. Payment by Wire: Request that Federal Funds be wired to the bank account designated on the authorization form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is a $7.50 wiring fee (subject to change) charged by CoreStates Bank, N.A. which will be deducted from the withdrawal proceeds each time the shareholder requests a redemption. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.

          2. Payment by Check: Request a check be mailed to the bank account designated on the authorization form. Redemption proceeds will normally be mailed the next business day, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it.

          Redemption Requirements: In order to change the name of the bank and the account number it will be necessary to send a written request to the Fund and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.

          To reduce the shareholder's risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the authorization form.

          If expedited payment under these procedures could adversely affect the Fund, the Fund may take up to seven days to pay the shareholder.

          Neither the Fund nor the Fund's Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by shareholders of the Fund Classes are generally tape recorded. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

Systematic Withdrawal Plans
          Shareholders who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

          Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital and the share balance may, in time, be depleted, particularly in a declining market.

          The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.

          Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is investing in Delaware Group funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. Redemptions of Class B Shares or Class C Shares pursuant to a Systematic Withdrawal Plan may be subject to a CDSC, unless the annual amount selected to be withdrawn is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares and Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange in the Prospectus. Shareholders should consult their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.

          An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

DISTRIBUTIONS AND TAXES

          The Fund declares a dividend to shareholders of each Class from net investment income on a daily basis. Dividends are declared each day the Fund is open and paid monthly. Net investment income earned on days when the Fund is not open will be declared as a dividend on the next business day. Purchases of shares of the Fund by wire begin earning dividends when converted into Federal Funds and are available for investment, normally the next business day after receipt. However, if the respective Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Investors desiring to guarantee wire payments must have an acceptable financial condition and credit history in the sole discretion of the Fund. Mutual Funds, Inc. reserves the right to terminate this option at any time. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

          Each Class of shares of the Fund will share proportionately in the investment income and expenses of the Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

          Dividends are automatically reinvested in additional shares of the same Class of the respective Fund at net asset value, unless an election to receive dividends in cash has been made. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

          Any distributions from net realized securities profits will be made annually. Payments would be made during the first quarter of the next fiscal year. Such distributions will be reinvested in shares, unless the shareholders elect to receive them in cash. The Fund will mail a quarterly statement showing the dividends paid and all the transactions made during the period.

INVESTMENT MANAGEMENT AGREEMENT

          The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to the Fund, subject to the supervision and direction of Mutual Funds, Inc.'s Board of Directors.

          The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On June 30, 1997, the Manager and its affiliates within the Delaware Group, including Delaware International Advisers Ltd., were managing in the aggregate more than $37 billion in assets in the various institutional or separately managed (approximately $22,302,518,000) and investment company (approximately $15,246,733,000) accounts.

          Prior to May 1, 1997, Voyageur Fund Managers, Inc. ("Voyageur") had been retained under an investment advisory contract to act as the Fund's investment adviser, subject to the authority of the Board of Directors. Voyageur was an indirect, wholly-owned subsidiary of Dougherty Financial Group, Inc. ("DFG"). After the close of business on April 30, 1997, Voyageur became an indirect, wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") as a result of Lincoln National's acquisition of DFG. LNC, headquartered in Fort Wayne, Indiana, owns and operates insurance and investment management businesses, including Delaware Management Holding, Inc. ("DMH"). Affiliates of DMH serve as adviser, distributor and transfer agent for the Delaware Group of Mutual Funds.


          Because Lincoln National's acquisition of DFG resulted in a change of control of Voyageur, the National High Yield Muncipal Bond Fund's previous investment advisory agreement with Voyageur was "assigned", as that term is defined by the Investment Company Act of 1940, and the previous agreements therefore terminated upon the completion of the acquisition. The Board of Directors of Mutual Funds, Inc. unanimously approved new advisory agreements at a meeting held in person on February 14, 1997, and called for a shareholders meeting to approve the new agreement. At a meeting held on April 11, 1997, the shareholders of National High Yield Municipal Bond Fund approved its Investment Management Agreement with the Manager, an indirect wholly-owned subsidiary of LNC, to become effective after the close of business on April 30, 1997, the date the acquisition was completed.

          Beginning May 1, 1997, Delaware Management Company, Inc. became the Funds' investment manager. The Investment Management Agreement into which the Fund's investment manager has entered has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms and the renewal thereof have been approved by the vote of a majority of the directors of Mutual Funds, Inc. who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the directors of Mutual Funds, Inc. or by the Manager. The Agreement will terminate automatically in the event of its assignment.

          Under its Investment Management Agreement, the Fund pays the Manager an annual fee equal to 0.65% of its average daily net assets.

          Beginning June 9, 1997, the Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of Class A Shares, Class B Shares and Class C Shares of the Fund (exclusive of taxes, interest, brokerage commissions, extraordinary expenses but including 12b-1 fees) do not exceed, on an annual basis, 0.84%, 1.59% and 1.59%, respectively, through December 31, 1997.

         The Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement. In connection with the merger transaction described above, the Manager has agreed for a period of two years ending on April 30, 1999, to pay the operating expenses (excluding interest expense, taxes, brokerage fees, commissions and Rule 12b-1 fees) of the Fund which exceed 1% of the Fund's average daily net assets on an annual basis up to certain limits as set forth in this Part B. This agreement replaces a similar provision in the Fund's investment advisory contracts with the Fund's predecessor investment adviser.

          For the fiscal years ended July 31, 1996, 1995 and 1994, the Fund's predecessor adviser paid advisory fees of $322,677, $342,193 and $353,208, respectively. For the period August 1, 1996 through December 31, 1996, the Fund paid $140,548 in advisory fees.

          Under the general supervision of the Board of Directors, the Manager makes and executes all investment decisions for the Fund. The Manager pays the salaries of all directors, officers and employees of Mutual Funds, Inc.
who are affiliated with the Manager.  The Fund pays all of its other expenses.

          The ratios of expenses to average daily net assets for each Class of the Fund were as follows:

                     National High Yield Municipal Bond Fund

                                     Period
                                    12/18/96
                                     through                    Year ended
                                    12/31/96                      7/31/96
                                    --------                    ----------
Class A Shares                        0.87%*                        0.85%
Class B Shares(1)                     1.45%*                        N/A

*Annualized

(1) For the period December 18, 1996 (commencement of operations) through December 31, 1996.

         The expense ratios for Class A Shares, Class B Shares and Class C Shares reflect the impact of their 12b-1 Plans and the voluntary waivers of fees in effect during the year.

Distribution and Service
         The Distributor, Delaware Distributors, L.P., located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of the Fund's shares under a Distribution Agreement dated March 1, 1997. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Fund on behalf of Class A, Class B and Class C Shares under their respective 12b-1 Plans. The Distributor is an indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to an Amended and Restated Shareholders Services Agreement dated as of April 30, 1997. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

OFFICERS AND DIRECTORS

         The business and affairs of Mutual Funds, Inc. are managed under the direction of its Board of Directors.

         Certain officers and directors of Mutual Funds, Inc. hold identical positions in each of the other funds in the Delaware Group. On July 31, 1997, Mutual Funds, Inc.'s officers and directors owned less than 1% of the outstanding shares of each Class of the Fund.

         As of July 31, 1997, management believes the following shareholders held 5% or more of the outstanding shares of a Class:


Class                               Name and Address of Account                         Share Amount               Percentage
-----                               ---------------------------                         ------------               ----------

National High Yield                 Dain Bosworth Inc. FBO                              385,416                    7.66%
Municipal Bond Fund                 Juanita M. Daly
Class A Shares                      1200 Racho Cr.
                                    Las Vegas NV  89107-4629

National High Yield                 PaineWebber for the benefit of                      21,067                     15.00%
Municipal Bond Fund                 Katherine C. Sladky
Class B Shares                      1121 SE 13th Street
                                    Cape Coral FL  33990-3711

                                    Wilma Kobrinsky TTEE Wilma                          11,917                      8.48%
                                    Kobrinsky Living Trust
                                    1230 Calle Lerrito
                                    Santa Barbara CA  93101-4966

                                    Southwest Securities Inc. FBO                       9,053                      6.44%
                                    Phyllis Cox Frank 1994 Trust
                                    P.O. Box 509002
                                    Dallas TX  75250-9002

                                    Southwest Securities Inc. FBO                       9,053                      6.44%
                                    Suzanne Cox 1994 Trust
                                    P.O. Box 509002
                                    Dallas TX  75250-9002

                                    Southwest Securities Inc. FBO                       9,053                      6.44%
                                    Carolyn Cox Smith 1994 Trust
                                    P.O. Box 509002
                                    Dallas TX  75250-9002

                                    Lorrain K. Linderman                                8,771                      6.24%
                                    Arthur Gratias
                                    605 Jefferson Street
                                    Dysart IA  52224-9708



Class                               Name and Address of Account                         Share Amount               Percentage
-----                               ---------------------------                         ------------               ----------

National High Yield                 BHC Securities Inc.                                    8,581                      6.11%
Municipal Bond Fund                 Attn: Mutual Funds Dept.
Class B Shares                      One Commerce Square
                                    2005 Market Street, Suite 1200
                                    Philadelphia PA  19103-7042

National High Yield                 PaineWebber for the benefit of                         9,469                     43.09%
Municipal Bond Fund                 Donald L. Barnett and Carrie J.
Class C Shares                      Barnett TEN COM
                                    P.O. Box 25233
                                    Houston TX  77265-5233

                                    Merrill Lynch                                          6,796                     30.92%
                                    4800 Deer Lake Drive E.
                                    Jacksonville FL  32246-6484

                                    Calvin Romriell & Colleen Reeves &                     1,933                      8.79%
                                    Gordon Romriell JT TEN
                                    4702 Mills Drive
                                    Anchorage AK  99508-4733

                                    Woodrow F. Hatcher                                     1,892                      8.61%
                                    Mary Ann Glaeser
                                    117 Hibiscus Ave.
                                    Gulf Breeze FL  32561-4321

                                    PaineWebber for the benefit of                         1,883                      8.56%
                                    Miss Alma Helen Goolsby
                                    2711 Briarhurst
                                    Apt. #23
                                    Houston TX  77057-5365


         DMH Corp., Delaware Voyageur Holdings, Inc., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Delaware Investment & Retirement Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         As noted under Investment Management Agreement, after the close of business on April 30, 1997, Voyageur became an indirect wholly-owned subsidiary of Lincoln National as a result of Lincoln National's acquisition of DGF.

         Directors and principal officers of Mutual Funds, Inc. are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.

*Wayne A. Stork (60)
         Chairman, President, Chief Executive Officer, Director and/or Trustee of Mutual Funds, Inc., 32 other investment companies in the Delaware Group, Delaware Management Holdings, Inc., DMH Corp., Delaware International Holdings Ltd. and Founders Holdings, Inc.
         Chairman, President, Chief Executive Officer, Chief Investment Officer
                  and Director of Delaware Management Company, Inc.
         Chairman and Director of Delaware Distributors, Inc. and Delaware
                  Capital Management, Inc.
         Chairman, Chief Executive Officer and Director of Delaware
                  International Advisers Ltd.
         Director of Delaware Service Company, Inc. and Delaware Investment &
                  Retirement Services, Inc.
         During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

Richard G. Unruh, Jr. (57)
         Executive Vice President of Mutual Funds, Inc., each of the other 32 investment companies in the Delaware Group, Delaware Management Holdings, Inc. and Delaware Capital Management, Inc.
         Executive Vice President and Director of Delaware Management Company,
                  Inc.
         Director of Delaware International Advisers Ltd.
         During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

Paul E. Suckow (50)
         Executive Vice President/Chief Investment Officer, Fixed Income of
                  Mutual Funds, Inc., each of the other 32 investment companies in the Delaware Group, Delaware Management Company, Inc. and Delaware Management Holdings, Inc.
         Executive Vice President and Director of Founders Holdings, Inc. Executive Vice President of Delaware Capital Management, Inc.
         Director of Founders CBO Corporation.
         Director of HYPPCO Finance Company Ltd.
         Before returning to the Delaware Group in 1993, Mr. Suckow was
                  Executive Vice President and Director of Fixed Income for Oppenheimer Management Corporation, New York, NY from 1985 to 1992. Prior to that, Mr. Suckow was a fixed-income portfolio manager for the Delaware Group.




----------------------
*Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.

Walter P. Babich (69)
         Director and/or Trustee of Mutual Funds, Inc. and each of the other 32 investment companies in the Delaware Group.
         460 North Gulph Road, King of Prussia, PA  19406.
         Board Chairman, Citadel Constructors, Inc.
         From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.

Anthony D. Knerr (58)
         Director and/or Trustee of Mutual Funds, Inc. and each of the other 32 investment companies in the Delaware Group.
         500 Fifth Avenue, New York, NY  10110.
         Founder and Managing Director, Anthony Knerr & Associates.
         From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.

Ann R. Leven (56)
         Director and/or Trustee of Mutual Funds, Inc. and each of the other 32 investment companies in the Delaware Group.
         785 Park Avenue, New York, NY  10021.
         Treasurer, National Gallery of Art.
         From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business School.

W. Thacher Longstreth (76)
         Director and/or Trustee of Mutual Funds, Inc. and each of the other 32 investment companies in the Delaware Group.
         City Hall, Philadelphia, PA  19107.
         Philadelphia City Councilman.

Thomas F. Madison (61)
         Director and/or Trustee of Mutual Funds, Inc. and each of the other 32 investment companies in the Delaware Group.
         President and Chief Executive Officer, MLM Partners, Inc.
         200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402.
         Mr. Madison has also been Chairman of the Board of Communications
                  Holdings, Inc. since 1996. From February to September 1994, Mr. Madison served as Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and from 1988 to 1993, he was President of U.S. WEST Communications--Markets.

* Jeffrey J. Nick (44)
         Director and/or Trustee of Mutual Funds, Inc. and 32 other investment companies in the Delaware Group.
         President, Chief Executive Officer and Director of Lincoln National
                  Investment Companies, Inc. From 1992 to 1996, Mr. Nick was Managing Director of Lincoln National UK plc and from 1989 to 1992, he was Senior Vice President responsible for corporate planning and development for Lincoln National Corporation.

Charles E. Peck (71)
         Director and/or Trustee of Mutual Funds, Inc. and each of the other 32 investment companies in the Delaware Group.
         P.O. Box 1102, Columbia, MD  21044.
         Secretary/Treasurer, Enterprise Homes, Inc.
         From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of The Ryland Group, Inc., Columbia, MD.

David K. Downes (57)
         Executive Vice President/Chief Operating Officer/Chief Financial
                  Officer of Mutual Funds, Inc., each of the other 32 investment companies in the Delaware Group, Delaware Management Holdings, Inc, Founders CBO Corporation, Delaware Capital Management, Inc. and Delaware Distributors, L.P.
         Executive Vice President, Chief Operating Officer, Chief Financial
                  Officer and Director of Delaware Management Company, Inc., DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc. and Delaware International Holdings Ltd.
         President/Chief Executive Officer/Chief Financial Officer and Director
                  of Delaware Service Company, Inc.
         Chairman,Chief Executive Officer and Director of Delaware Management
                  Trust Company and Delaware Investment & Retirement Services, Inc.
         Director of Delaware International Advisers Ltd.
         Before joining the Delaware Group in 1992, Mr. Downes was Chief
                  Administrative Officer, Chief Financial Officer and Treasurer of Equitable Capital Management Corporation, New York, from December 1985 through August 1992, Executive Vice President from December 1985 through March 1992, and Vice Chairman from March 1992 through August 1992.


----------------------
*Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.

George M. Chamberlain, Jr. (50)
         Senior Vice President, Secretary and General Counsel of Mutual Funds,
                  Inc., each of the other 32 investment companies in the Delaware Group, Delaware Distributors, L.P. and Delaware Management Holdings, Inc.
         Senior Vice President, Secretary, General Counsel and Director of DMH
                  Corp., Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc., Delaware Investment & Retirement Services, Inc. and Delaware Capital Management, Inc.
         Executive Vice President, Secretary, General Counsel and Director of
                  Delaware Management Trust Company.
         Secretary and Director of Delaware International Holdings Ltd. Director of Delaware International Advisers Ltd.
         Attorney.
         During the past five years, Mr. Chamberlain has served in various capacities at different times within the Delaware organization.

Joseph H. Hastings (47)
         Senior Vice President/Corporate Controller of Mutual Funds, Inc., each of the other 32 investment companies in theDelaware Group and Founders Holdings, Inc.
         Senior Vice President/Corporate Controller and Treasurer of Delaware
                  Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc. and Delaware International Holdings Ltd.
         Chief Financial Officer/Treasurer of Delaware Investment &
                  Retirement Services, Inc.
         Executive Vice President/Chief Financial Officer/Treasurer of Delaware
                  Management Trust Company.
         Senior Vice President/Assistant Treasurer of Founders CBO Corporation. 1818 Market Street, Philadelphia, PA 19103.
         Before joining the Delaware Group in 1992, Mr. Hastings was Chief
                  Financial Officer for Prudential Residential Services, L.P., New York, NY from 1989 to 1992. Prior to that, Mr. Hastings served as Controller and Treasurer for Fine Homes International, L.P., Stamford, CT from 1987 to 1989.

Michael P. Bishof (35)
         Senior Vice President/Treasurer of Mutual Funds, Inc., each of the other 32 investment companies in the Delaware Group, Delaware
                  Distributors, Inc. and Founders Holdings, Inc.
         Senior Vice President/Investment Accounting of Delaware Management
                  Company, Inc. and Delaware Service Company, Inc.
         Senior Vice President and Treasurer/Manager of Investment Accounting
                  of Delaware Distributors, L.P.
         Senior Vice President and Manager of Investment Accounting of
                  Delaware International Holdings Ltd.
         Assistant Treasurer of Founders CBO Corporation.
         Before joining the Delaware Group in 1995, Mr. Bishof was a Vice
                  President for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.

Patrick P. Coyne (34)
         Vice President/Senior Portfolio Manager of Mutual Funds, Inc., and each of the tax-exempt and the fixed-income funds in the Delaware Group and Delaware Capital Management, Inc.
         During the past five years, Mr. Coyne has served in various capacities at different times within the Delaware organization.

Mitchell L. Conery (38)
         Vice President/Senior Portfolio Manager of Mutual Funds, Inc., each of the tax-exempt and the fixed-income funds in the Delaware Group and Delaware Capital Management.
         Before joining the Delaware Group in 1997, Mr. Conery was an investment officer with Travelers Insurance from 1995 through 1996 and a research analyst with CS First Boston from 1992 to 1995.

         The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation expected to be received from Mutual Funds, Inc. during the actual fiscal year, the total compensation received from all Delaware Group investment companies for the fiscal year ended December 31, 1996, and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of December 31, 1996.

                                                               Pension or
                                                               Retirement                                Total
                                                                Benefits              Estimated      Compensation
                                       Aggregate                 Accrued               Annual         from all 18
                                     Compensation              as Part of             Benefits         Delaware
                                      from Mutual             Mutual Funds,             Upon        Group Investment
         Name                       Funds, Inc.(1)            Inc. Expenses          Retirement*       Companies

W. Thacher Longstreth                    $826                     None                $30,000           $46,187
Ann R. Leven                             $872                     None                $30,000           $54,323
Walter P. Babich                         $863                     None                $30,000           $53,323
Anthony D. Knerr                         $863                     None                $30,000           $53,323
Charles E. Peck                          $826                     None                $30,000           $49,323
Thomas F. Madison(2)                     $826                     None                $30,000           N/A

* Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each fund in the Delaware Group for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement. If an eligible director retired as of December 31, 1996, he or she would be entitled to annual payments totaling $30,000, in the aggregate, from all of the funds in the Delaware Group, based on the number of funds in the Delaware Group as of that date.

(1) The current Board of Directors was elected by shareholders of Mutual Funds, Inc. on April 11, 1997 and began serving on May 1, 1997. With the exception of Thomas F. Madison, none of the current directors had served on the prior Board. Compensation figures are estimates of payments for Mutual Funds, Inc.'s current fiscal year.

(2) Thomas F. Madison also received $1,462 for his service on the previous Board of Directors during the last fiscal year.

EXCHANGE PRIVILEGE

         The exchange privileges available for shareholders of the Classes and for shareholders of classes of other funds in the Delaware Group are set forth in the relevant prospectuses for such classes. The following supplements that information. The Fund may modify, terminate or suspend the exchange privilege upon 60 days' notice to shareholders.

         All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses. A shareholder requesting an exchange will be sent a current prospectus and an authorization form for any of the other mutual funds in the Delaware Group. Exchange instructions must be signed by the record owner(s) exactly as the shares are registered.

         An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

         In addition, investment advisers and dealers may make exchanges between funds in the Delaware Group on behalf of their clients by telephone or other expedited means. This service may be discontinued or revised at any time by the Transfer Agent. Such exchange requests may be rejected if it is determined that a particular request or the total requests at any time could have an adverse effect on any of the funds. Requests for expedited exchanges may be submitted with a properly completed exchange authorization form, as described above.

Telephone Exchange Privilege
         Shareholders owning shares for which certificates have not been issued or their investment dealers of record may exchange shares by telephone for shares in other mutual funds in the Delaware Group. This service is automatically provided unless the Fund receives written notice from the shareholder to the contrary.

         Shareholders or their investment dealers of record may contact the Shareholder Service Center at 800-523-1918 to effect an exchange. The shareholder's current Fund account number must be identified, as well as the registration of the account, the share or dollar amount to be exchanged and the fund into which the exchange is to be made. Requests received on any day after the time the offering price and net asset value are determined will be processed the following day. See Determining Offering Price and Net Asset Value. Any new account established through the exchange will automatically carry the same registration, shareholder information and dividend option as the account from which the shares were exchanged. The exchange requirements of the fund into which the exchange is being made, such as sales charges, eligibility and investment minimums, must be met. (See the prospectus of the fund desired or inquire by calling the Transfer Agent or, as relevant, your Client Services Representative.) Certain funds are not available for retirement plans.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Group. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

         As described in the Fund's Prospectus, neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine.

Right to Refuse Timing Accounts
         With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Fund will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Group funds from Timing Firms. The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

Restrictions on Timed Exchanges
         Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Group funds: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Fund, (4) Limited-Term Government Fund, (5) Tax-Free USA Fund, (6) Delaware Cash Reserve, (7) Delchester Fund and (8) Tax-Free Pennsylvania Fund. No other Delaware Group funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Group funds not listed above may not be reinvested back into that Timing Account. The Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a timing pattern (as described above).

         The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

                             *     *     *

         Following is a summary of the investment objectives of the other Delaware Group funds:

         Delaware Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. Devon Fund seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.

         Trend Fund seeks long-term growth by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.

         Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         DelCap Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

         Decatur Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Decatur Total Return Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Quantum Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

         Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities.

         U.S. Government Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities. U.S. Government Money Fund seeks maximum current income with preservation of principal and maintenance of liquidity by investing only in short-term securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities, while maintaining a stable net asset value.

         Delaware Cash Reserve seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

         Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

         Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.

         International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Global Assets Fund seeks to achieve long-term total return by investing in global securities which will provide higher current income than a portfolio comprised exclusively of equity securities, along with the potential for capital growth. Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

         Enterprise Fund seeks to provide maximum appreciation of capital by investing in medium-sized companies which have a dominant position within their industry, are undervalued, or have potential for growth in earnings. U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. World Growth Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin. Federal Bond Fund seeks to maximize current income consistent with preservation of capital. The fund attempts to achieve this objective by investing primarily in securities issued by the U.S. government, its agencies and instrumentalities. Corporate Income Fund seeks to provide high current income consistent with preservation of capital. The fund attempts to achieve this objective primarily by investing in a diversified portfolio of investment grade fixed-income securities issued by U.S. corporations.

         Delaware Group Premium Fund, Inc. offers 15 funds available exclusively as funding vehicles for certain insurance company separate accounts. Decatur Total Return Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Delchester Series seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. government securities and commercial paper. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. DelCap Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Delaware Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. Value Series seeks capital appreciation by investing in small- to mid-cap common stocks whose market values appear low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. Trend Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. Global Bond Series seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Strategic Income Series seeks high current income and total return by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Devon Series seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Emerging Markets Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income by investing primarily in convertible securities. Quantum Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy.

         Delaware-Voyageur US Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

         Delaware-Voyageur Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware-Voyageur Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

         Delaware-Voyageur Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware-Voyageur Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware-Voyageur Tax-Free Kansas Fund seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas Intangible personal property tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free New Mexico Fund seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Utah Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Washington Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Florida Intermediate Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

         Delaware-Voyageur Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital.

Delaware-Voyageur Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Iowa Fund seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware-Voyageur Minnesota High Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware-Voyageur Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Wisconsin Fund seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

         Aggressive Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

         Delaware-Voyageur Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.

         For more complete information about any of the Delaware Group funds, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

GENERAL INFORMATION

         The Manager is the investment manager of the Fund. The Manager also provides investment management services to certain of the other funds in the Delaware Group. The Manager, through a separate division, also manages private investment accounts. While investment decisions of the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund.

         The Manager, or its affiliate Delaware International Advisers Ltd., also manages the investment options for Delaware Medallion (sm) III Variable Annuity. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers fifteen different investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Group mutual funds as available outside the annuity. See Discipline Group Premium Fund, Inc., above.

         Access persons and advisory persons of the Delaware Group of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         The Distributor acts as national distributor for the Fund and for the other mutual funds in the Delaware Group. Prior to May 31, 1997, Voyageur Fund Distributors, Inc. served as the national distributor for the Fund.

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for each Fund and for the other mutual funds in the Delaware Group. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an annual per account charge of $11.00 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Directors, including a majority of the unaffiliated directors. The Transfer Agent also provides accounting services to the Fund. Those services include performing all functions related to calculating the Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Group for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

          Norwest Bank Minnesota, N.A. ("Norwest"), Sixth Street & Marquette Avenue, Minneapolis, Minnesota 55402 is custodian of the Fund's securities and cash. As custodian for the Fund, Norwest maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

Capitalization
         Mutual Funds, Inc. has a present authorized capitalization of 10 trillion shares of capital stock with a $0.01 par value per share.

         The Board of Directors has allocated the following number of shares to the Fund and its respective classes:

         National High Yield Municipal Bond Fund                     100 billion
                  Class A Shares                                      10 billion
                  Class B Shares                                      10 billion
                  Class C Shares                                      10 billion

          All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.

          Shares of each Class of the Fund represent a proportionate interest in the assets of the Fund, and have the same voting and other rights and preferences as the other classes of the Fund. Shareholders of Class A Shares, Class B Shares and Class C Shares of a Fund may vote only on matters affecting the 12b-1 Plan that relates to the Class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Fund under the 12b-1 Plan relating to its Class A Shares. General expenses of the Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the 12b-1 Plans of the Fund's Class A, Class B and Class C Shares will be allocated solely to those classes.

          Beginning June 9, 1997, the name of Voyageur National High Yield Municipal Bond Fund changed to National High Yield Municipal Bond Fund.

Noncumulative Voting
          Mutual Funds, Inc.'s shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Mutual Funds, Inc. voting for the election of directors can elect all the directors if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any directors.

          This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.

APPENDIX A -- RATINGS

Earnings and Dividend Rankings for Common Stocks
          Standard & Poor's Corporation. The investment process involves assessment of various factors -- such as product and industry position, corporate resources and financial policy -- with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor's believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

          Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

          Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

          The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years -- a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

          Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

          The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:


   A+   Highest              B+   Average              C    Lowest
   A    High                 B    Below Average        D    In Reorganization
   A-   Above Average        B-   Lower

          NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

          The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

          A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

Commercial Paper Ratings
          Standard & Poor's Corporation. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2, and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong.

          Moody's Investors Service, Inc. Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Prime-1       Superior capacity for repayment of short-term promissory
                         obligations.
          Prime-2       Strong capacity for repayment of short-term promissory
                         obligations.
          Prime-3       Acceptable capacity for repayment of short-term
                         promissory obligations.

Corporate Bond Ratings
          Standard & Poor's Corporation. Its ratings for corporate bonds have the following definitions:

Investment grade:
          Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

          Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

          Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade:
          Debt rated "BB," "B," "CCC" and "CC" and "C" is regarded, as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

          Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

          Moody's Investors Service, Inc. Its ratings for corporate bonds include the following:

          Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

          Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Preferred Stock Rating
          Standard& Poor's Corporation. Its ratings for preferred stock have the following definitions:

          An issue rated "AAA" has the highest rating that may be assigned by Standard& Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

          A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

          An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

          An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

          Preferred stock rate "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

          A preferred stock rated "C" is a non-paying issue.

          A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

          "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

          Moody's Investors Service, Inc. Its ratings for preferred stock include the following:

          An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

          An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

          An issue which is rate "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

          An issue which is rated "baa" is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

          An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

          An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

          An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

          An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

          An issue rated "c" is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

APPENDIX B

General Characteristics and Risks of Options and Futures
          General. As described in the Prospectus under "Investment Objectives and Policies -- Options and Futures," the Fund may purchase and sell options on the securities in which it may invest and the Fund may purchase and sell options on futures contracts (as defined below) and may purchase and sell futures contracts. The Fund intend to engage in such transactions if it appears advantageous to Voyageur to do so in order to pursue the Fund's investment objectives, to seek to hedge against the effects of market conditions and to seek to stabilize the value of its assets. The Fund will engage in hedging and risk management transactions from time to time in Voyageur's discretion, and may not necessarily be engaging in such transactions when movements in interest rates that could affect the value of the assets of the Fund occur.

          Conditions in the securities, futures and options markets will determine whether and in what circumstances the Fund will employ any of the techniques or strategies described below. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (the 'CFTC") and the federal tax requirements applicable to regulated investment companies. Transactions in options and futures contracts may give rise to income that is subject to regular federal income tax and, accordingly, in normal circumstances the Fund does not intend to engage in such practices to a significant extent.

          The use of futures and options, and the possible benefits and attendant risks, are discussed below.

          Futures Contracts and Related Options. The Fund may enter into contracts for the purchase or sale for future delivery (a "futures contract") of fixed-income securities or contracts based on financial indices including any index of securities in which the Fund may invest. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities, or the cash value of an index, called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities, or cash value of an index, at a specified price during a specified delivery period. The Fund may also purchase and sell (write) call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during, or at the termination of, the period specified in the terms of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it.

          Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery without having to make or take delivery of the security. The offsetting of a contractual obligation is accomplished by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same period. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the liquidity of the market. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract or to do so at a satisfactory price, the Fund would have to make or take delivery under the futures contract, or, in the case of a purchased option, exercise the option. The Fund would be required to maintain initial margin deposits with respect to the futures contract and to make variation margin payments until the contract is closed. The Fund will incur brokerage fees when they purchase or sell futures contracts.

          At the time a futures contract is purchased or sold, the Fund must deposit in a custodial account cash or securities as a good faith deposit payment (known as "initial margin"). It is expected that the initial margin on futures contracts the Fund may purchase or sell may range from approximately 1 1/2% to approximately 5% of the value of the securities (or the securities index) underlying the contract. In certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily in a process known as "marking to market." If the market value of the futures contract has changed, the Fund will be required to make or will be entitled to receive a payment in cash or specified high quality debt securities in an amount equal to any decline or increase in the value of the futures contract. These additional deposits or credits are calculated and required on a daily basis and are known as "variation margin."

          There may be an imperfect correlation between movements in prices of the futures contract the Fund purchases or sells and the portfolio securities being hedged. In addition, the ordinary market price relationships between securities and related futures contracts may be subject to periodic distortions. Specifically, temporary price distortions could result if, among other things, participants in the futures market elect to close out their contracts through offsetting transactions rather than meet variation margin requirements, investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions or if, because of the comparatively lower margin requirements in the futures market than in the securities market, speculators increase their participation in the futures market. Because price distortions may occur in the futures market and because movements in the prices of securities may not correlate precisely with movements in the prices of futures contracts purchased or sold by the Fund in a hedging transaction, even if Voyageur correctly forecasts market trends the Fund's hedging strategy may not be successful. If this should occur, the Fund could lose money on the futures contracts and also on the value of its portfolio securities.

          Although the Fund believes that the use of futures contracts and options thereon will benefit it, if Voyageur's judgment about the general direction of securities prices or interest rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into futures contracts or purchased or sold options thereon. For example, if the Fund seeks to hedge against the possibility of an increase in interest rates, which generally would adversely affect the price of fixed-income securities held in its portfolio, and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its assets which it has hedged due to the decrease in interest rates because it will have offsetting losses in its futures positions. In addition, particularly in such situations, the Fund may have to sell assets from its portfolio to meet daily margin requirements at a time when it may be disadvantageous to do so.

          Options on Securities. The Fund may purchase and sell (write) options on securities, which options may be either exchange-listed or over-the-counter options. The Fund may write call options only if the call option is "covered." A call option written by the Fund is covered if the Fund owns the securities underlying the option or has a contractual right to acquire them or owns securities which are acceptable for escrow purposes. The Fund may write put options only if the put option is "secured." A put option written by the Fund is secured if the Fund, which is obligated as a writer of a put option, invests an amount, not less than the exercise price of a put option, in eligible securities.

          The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

          The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

          The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

          An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

          The Fund may purchase and sell options that are exchange-traded or that are traded over-the counter ("OTC options"). Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases OTC options, it must rely on the dealer from which it purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

          Although the Fund will enter into OTC options only with dealers that agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. This may impair the Fund's ability to sell a portfolio security at a time when such a sale might be advantageous. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. In the case of options written by the Fund, the inability to enter into a closing purchase transaction may result in material losses to the Fund.

          Regulatory Restrictions. To the extent required to comply with applicable SEC releases and staff positions, when entering into futures contracts or certain option transactions, such as writing a put option, the Fund will maintain, in a segregated account, cash or liquid high-grade securities equal to the value of such contracts. Compliance with such segregation requirements may restrict the Fund's ability to invest in intermediate- and long-term Tax Exempt Obligations.

          The Fund intend to comply with CFTC regulations and avoid "commodity pool operator" status. These regulations require that futures and options positions be used (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. The Fund currently does not intend to engage in transactions in futures contracts or options thereon for speculation.

          Accounting Considerations. When the Fund writes an option, an amount equal to the premium received by it is included in the Fund's Statement of Assets and Liabilities as a liability. The amount of the liability subsequently is marked to market to reflect the current market value of the option written. When the Fund purchases an option, the premium paid by the Fund is recorded as an asset and subsequently is adjusted to the current market value of the option.

          In the case of a regulated futures contract purchased or sold by the Fund, an amount equal to the initial margin deposit is recorded as an asset. The amount of the asset subsequently is adjusted to reflected changes in the amount of the deposit as well as changes in the value of the contract.

FINANCIAL STATEMENTS

          KPMG Peat Marwick LLP served as the independent auditors for Voyageur Mutual Funds, Inc. through December 31, 1996 and, in its capacity as such, audited the annual financial statements of the Fund. Beginning May 1, 1997, Ernst & Young LLP began serving in such capacity. The Fund's Statements of Net Assets, Statements of Operations, Statements of Changes in Net Assets, and Notes to Financial Statements, as well as the report of KPMG Peat Marwick LLP, independent auditors, for the fiscal year ended December 31, 1996 are included in Voyageur Mutual Funds, Inc.'s Annual Report to shareholders. The financial statements, the notes relating thereto and the report of KPMG Peat Marwick LLP, listed above are incorporated by reference from the Annual Report into this Part B.

        The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Fund Classes should contact their financial adviser or call Delaware Group at 800-523- 4640.


INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA  19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103

CUSTODIANS
Norwest Bank Minnesota, N.A.
Sixth Street & Marquette Avenue
Minneapolis, MN 55402

--------------------------------------------------------------------------------
NATIONAL HIGH YIELD MUNICIPAL BOND
FUND
--------------------------------------------------------------------------------

A CLASS
--------------------------------------------------------------------------------

B CLASS
--------------------------------------------------------------------------------

C CLASS
--------------------------------------------------------------------------------

CLASSES OF VOYAGEUR MUTUAL
FUNDS, INC.
--------------------------------------------------------------------------------




PART B

STATEMENT OF
ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

AUGUST 28, 1997


                                                                        DELAWARE
                                                                           GROUP

                                     PART C

                                Other Information


Item 24. Financial Statements and Exhibits

     (a) Financial Statements:

         Part A  -  Financial Highlights

        *Part B  -  Statement of Net Assets
                    Statement of Operations
                    Statement of Changes in Net Assets
                    Notes to Financial Statements
                    Accountant's Report

     * The financial statements and Accountant's Report listed above relating to Voyageur Mutual Funds, Inc. are incorporated into this filing by reference into the Fund's Part B from the Registrant's Annual Report for the fiscal year ended December 31, 1996.

     (b) Exhibits:

             (1)  Articles of Incorporation.

                  (a) Articles of Incorporation (April 14, 1993) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed December 5, 1996.

                  (b) Articles of Incorporation (April 14, 1993) incorporated into this filing by reference to Post-Effective Amendments Nos. 8 and 9 filed April 30, 1996.

                  (c) Certification of Designation (February 27, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed December 5, 1996.

                  (d) Certification of Designation (November 30, 1994) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed December 5, 1996.

                  (e) Certification of Designation (November 30, 1994) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed December 5, 1996.

PART C - Other Information
(Continued)

                  (f) Certification of Designation incorporated into this filing by reference to Post-Effective Amendment No. 10 filed May 31, 1996.

                  (g) Certification of Designation incorporated into this filing by reference to Post-Effective Amendment No. 14 filed November 12, 1996.

                  (h) Certification of Designation incorporated into this filing by reference to Post-Effective Amendment No. 15 filed November 20, 1996.

             (2) By-Laws. By-Laws, as amended (May 14, 1996) incorporated into this filing by reference to Post-Effective Amendment No. 10 filed May 31, 1996.

             (3)  Voting Trust Agreement. Inapplicable.

             (4)  Copies of All Instruments Defining the Rights of Holders.

                  (a)   Articles of Incorporation and Articles Supplementary.

                        (i)   Article __ of Articles of Incorporation (April 14,
                              1993) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed December 5, 1996.

                        (ii)  Article __ of Articles of Incorporation (April 14,
                              1993) incorporated into this filing by reference to Post-Effective Amendments Nos. 8 and 9 filed April 30, 1996.

                        (iii) Certificate of Designation (February 27, 1995)
                              incorporated into this filing by reference to Post-Effective Amendment No. 16 filed December 5, 1996.

                        (iv) Certificate of Designation (November 30, 1994) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed December 5, 1996.

                        (v) Certificate of Designation (November 30, 1994) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed December 5, 1996.

                        (vi) Certificate of Designation incorporated into this filing by reference to Post-Effective Amendment No. 10 filed May 31, 1996.

PART C - Other Information
(Continued)

                        (vii) Certificate of Designation incorporated into this
                              filing by reference to Post-Effective Amendment No. 14 filed November 12, 1996.

                       (viii) Certificate of Designation incorporated into this
                              filing by reference to Post-Effective Amendment No. 15 filed November 20, 1996.

                         (ix) Certificate of Designation (November 30, 1994)
                              incorporated into this filing by reference to Post-Effective Amendment No. 16 filed December 5, 1996.

                 (b)    By-Laws.

                        (i) Article__ incorporated into this filing by reference to Post-Effective Amendment No. 10 filed May 31, 1996.

             (5)  Investment Management Agreement.

                  (a) Investment Management Agreement (April 30, 1997) between Voyageur Fund Managers, Inc. and the Registrant on behalf of Tax-Free New York Fund and National High Yield Municipal Bond Fund attached as Exhibit.

                  (b) Investment Management Agreement (April 30, 1997) between Voyageur Fund Managers, Inc. and the Registrant on behalf of Minnesota High Yield Municipal Bond Fund, Tax-Free Iowa Fund, Tax-Free Wisconsin Fund, Tax-Free Idaho Fund, Tax-Free Arizona Fund and Tax-Free California Fund attached as Exhibit.


             (6)  (a)   Distribution Agreements.

                        (i) Proposed Distribution Agreement (1997) between
                            Delaware Distributors, L.P. and the Registrant on behalf of each Fund attached as Exhibit.

                  (b) Administration and Service Agreement Form of Administration and Service Agreement (as amended November 1995) included as Module.

PART C - Other Information
(Continued)

                  (c) Dealer's Agreement. Dealer's Agreement (as amended November, 1995) included as Module.

                  (d) Mutual Fund Agreement for the Delaware Group of Funds (as amended November, 1995) included as Module.

             (7)  Bonus, Profit Sharing, Pension Contracts.  Inapplicable.

             (8)  Custodian Agreement.

                  (a) Custodian Contract with Norwest Bank Minnesota N.A. (August 27, 1993) incorporated into this filing by reference to Post-Effective Amendment No. 14 filed November 12, 1996.

             (9)  Other Material Contracts.

                  (a) Shareholder Services Agreement (1997) between Delaware Service Company, Inc. and the Registrant on behalf of each Fund included as Module.

                  (b) Executed Fund Accounting Agreement (August 19, 1996) between Delaware Service Company, Inc. and the Registrant on behalf of each Fund included as Module.

                        (i) Executed Amendment No. 1 (September 30, 1996) to Schedule A to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

                        (ii) Executed Amendment No. 2 (November 30, 1996) to Schedule A to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

                        (iii) Executed Amendment No. 3 (December 27, 1996) to
                              Schedule A to Delaware Group of Funds Fund
                              Accounting Agreement attached as Exhibit.

                        (iv) Executed Amendment No. 4 (February 24, 1997) to Schedule A to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

PART C - Other Information
(Continued)

                        (v) Executed Amendment No. 4A (April 14, 1997) to Schedule A to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

                        (vi) Executed Amendment No. 5 (May 1, 1997) to Schedule A to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

                        (vi) Executed Amendment No. 6 (July 21, 1997) to Schedule A to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

             (10) Opinion of Counsel. Filed with letter relating to Rule 24f-2 on February 26, 1997.

             (11) Consents of Auditors. Attached as Exhibit.

             (12) Inapplicable.

             (13) Letter of Investment Intent incorporated into this filing by reference to Pre-Effective Amendment No. 1 filed on August 27, 1993.

             (14) Inapplicable

             (15) Plans under Rule 12b-1.

                  (a) Proposed Plan under Rule 12b-1 for Class A, B and C Shares (1997) of Voyageur Mutual Funds, Inc. on behalf of each Fund incorporated to Exhibit 6(a)(i).

             (16) Schedules of Computation for each Performance Quotation.

                  (a) Schedule of Computation of Fund Performance for each Fund to be filed by Amendment.

             (17) Financial Data Schedules. To be filed by Amendment.

             (18) Plan under Rule 18f-3.

                  (a)  Plan under Rule 18f-3 (April 30, 1997) attached as
                       Exhibit.

             (19) Other: Directors' Power of Attorney. Attached as Exhibit.

PART C - Other Information
(Continued)

Item 25. Persons Controlled by or under Common Control with Registrant. None.

Item 26. Number of Holders of Securities.


               (1)                                         (2)

                                                    Number of
       Title of Class                               Record Holders
       --------------                               --------------

       Tax-Free Iowa Fund A Shares:
       Common Stock Par Value                       1,676 Accounts
       $.01 Per Share                               as of July 31, 1997

       Tax-Free Iowa Fund Class B Shares:
       Common Stock Par Value                       58 Accounts
       $.01 Per Share                               as of July 31, 1997

       Tax-Free Iowa Fund Class C Shares:
       Common Stock Par Value                       37 Accounts
       $.01 Per Share                               as of July 31, 1997

       Tax-Free Wisconsin Fund Class A Shares:
       Common Stock Par Value                       828 Accounts
       $.01 Per Share                               as of July 31, 1997

       Tax-Free Wisconsin Fund Class B Shares:
       Common Stock Par Value                       53 Accounts
       $.01 Per Share                               as of July 31, 1997

       Tax-Free Wisconsin Fund Class C Shares:
       Common Stock Par Value                       22 Accounts
       $.01 Per Share                               as of July 31, 1997

       Tax-Free Idaho Fund Class A Shares:
       Common Stock Par Value                       561 Accounts
       $.01 Per Share                               as of July 31, 1997

       Tax-Free Idaho Fund Class B Shares:
       Common Stock Par Value                       140 Accounts
       $.01 Per Share                               as of July 31, 1997

PART C - Other Information
(Continued)

               (1)                                         (2)

                                                    Number of
       Title of Class                               Record Holders
       --------------                               --------------

       Tax-Free Idaho Fund Class C Shares:
       Common Stock Par Value                       43 Accounts
       $.01 Per Share                               as of July 31, 1997

       Tax-Free Arizona Fund Class A Shares:

       Common Stock Par Value                       143 Accounts
       $.01 Per Share                               as of July 31, 1997

       Tax-Free Arizona Fund Class B Shares:
       Common Stock Par Value                       74 Accounts
       $.01 Per Share                               as of July 31, 1997

       Tax-Free Arizona Fund Class C Shares:
       Common Stock Par Value                       7 Accounts
       $.01 Per Share                               as of July 31, 1997

       Tax-Free California Fund Class A Shares:
       Common Stock Par Value                       46 Accounts
       $.01 Per Share                               as of July 31, 1997

       Tax-Free California Fund Class B Shares:
       Common Stock Par Value                       84 Accounts
       $.01 Per Share                               as of July 31, 1997

       Tax-Free California Fund Class C Shares:
       Common Stock Par Value                       6 Accounts
       $.01 Per Share                               as of July 31, 1997

       Tax-Free New York Fund Class A Shares:
       Common Stock Par Value                       474 Accounts
       $.01 Per Share                               as of July 31, 1997

       Tax-Free New York Fund Class B Shares:
       Common Stock Par Value                       15 Accounts
       $.01 Per Share                               as of July 31, 1997

PART C - Other Information
(Continued)

              (1)                                          (2)

                                                    Number of
       Title of Class                               Record Holders
       --------------                               --------------

       Tax-Free New York Fund Class C Shares:
       Common Stock Par Value                       4 Accounts
       $.01 Per Share                               as of July 31, 1997

       Minnesota High Yield Municipal Bond
       Fund Class A Shares:
       Common Stock Par Value                       357 Accounts
       $.01 Per Share                               as of July 31, 1997

       Minnesota High Yield Municipal Bond
       Fund Class B Shares:
       Common Stock Par Value                       159 Accounts
       $.01 Per Share                               as of July 31, 1997

       Minnesota High Yield Municipal Bond
       Fund Class C Shares:
       Common Stock Par Value                       63 Accounts
       $.01 Per Share                               as of July 31, 1997

       National High Yield Municipal Bond
       Fund Class A Shares:
       Common Stock Par Value                       1,067 Accounts
       $.01 Per Share                               as of July 31, 1997

       National High Yield Municipal Bond
       Fund Class B Shares:
       Common Stock Par Value                       30 Accounts
       $.01 Per Share                               as of July 31, 1997

       National High Yield Municipal Bond
       Fund Class C Shares:
       Common Stock Par Value                       5 Accounts
       $.01 Per Share                               as of July 31, 1997

Item 27. Indemnification. Incorporated into this filing by reference to Post-Effective Amendment No. 10 filed May 31, 1996.

Item 28. Business and Other Connections of Investment Adviser.

         Delaware Management Company, Inc. (the "Manager") serves as investment manager to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Group (Delaware Group Equity Funds I, Inc., Delaware Group Equity Funds II, Inc., Delaware Group Trend Fund, Inc., Delaware Group Equity Funds IV, Inc., Delaware Group Equity Funds V, Inc., Delaware Group Government Fund, Inc., Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., Delaware Group Tax-Free Fund, Inc., DMC Tax-Free Income Trust-Pennsylvania, Delaware Group Tax-Free Money Fund, Inc., Delaware Group Premium Fund, Inc., Delaware Group Global & International Funds, Inc., Delaware Pooled Trust, Inc., Delaware Group Adviser Funds, Inc., Delaware Group Dividend and Income Fund, Inc., Delaware Group Global Dividend and Income Fund, Inc., Voyageur Tax-Free Funds, Inc., Voyageur Intermediate Tax-Free Funds, Inc., Voyageur Insured Funds, Inc., Voyageur Funds, Inc., Voyageur Investment Trust, Voyageur Investment Trust II, Voyageur Mutual Funds II, Inc., Voyageur Mutual Funds III, Inc., Voyageur Arizona Municipal Income Fund, Inc., Voyageur Colorado Insured Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, Voyageur Minnesota Municipal Fund, Inc., Voyageur Minnesota Municipal Fund II, Inc. and Voyageur Minnesota Municipal Fund III, Inc.) and provides investment advisory services to institutional accounts, primarily retirement plans and endowment funds. In addition, certain directors of the Manager also serve as directors/trustees of the other Delaware Group funds, and certain officers are also officers of these other funds. A company owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Group (see Item 29 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Group.

PART C - Other Information
(Continued)

         The following persons serving as directors or officers of the Manager have held the following positions during the past two years:

Name and Principle            Positions and Offices with the Manager and its
Business Address *            Affiliates and Other Positions and Offices Held
------------------            -----------------------------------------------
Wayne A. Stork                Chairman of the Board, President, Chief Executive Officer, Chief Investment
                              Officer and Director of Delaware Management Company, Inc.; Chairman of
                              the Board, President, Chief Executive Officer and Director of the Registrant,
                              each of the other funds in the Delaware Group, Delaware Management
                              Holdings, Inc., DMH Corp., Delaware International Holdings Ltd. and
                              Founders Holdings, Inc.; Chairman of the Board and Director of Delaware
                              Distributors, Inc. and Delaware Capital Management, Inc.; Director of
                              Delaware Service Company, Inc. and Delaware Investment & Retirement
                              Services, Inc.;  and Chairman, Chief Executive Officer and Director of
                              Delaware International Advisers Ltd.

Richard G. Unruh, Jr.         Executive Vice President and Director of Delaware Management Company,
                              Inc.; Executive Vice President of the Registrant, each of the other funds in the
                              Delaware Group, Delaware Management Holdings, Inc. and Delaware Capital
                              Management, Inc; and Director of Delaware International Advisers Ltd.

                              Board of Directors, Chairman of Finance Committee, Keystone Insurance Company
                              since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Chairman
                              of Finance Committee, AAA Mid Atlantic, Inc. since 1989, 2040 Market Street,
                              Philadelphia, PA; Board of Directors, Metron, Inc. since 1995, 11911 Freedom
                              Drive, Reston, VA

Paul E. Suckow                Executive Vice President/Chief Investment Officer, Fixed Income of
                              Delaware Management Company, Inc., the Registrant, each of the other funds in the Delaware Group and Delaware Management Holdings, Inc.; Executive
                              Vice President and Director of Founders Holdings, Inc.; Executive Vice
                              President of Delaware Capital Management, Inc.; and Director of Founders
                              CBO Corporation

                              Director, HYPPCO Finance Company Ltd.

* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principle            Positions and Offices with the Manager and its
Business Address *            Affiliates and Other Positions and Offices Held
------------------            -----------------------------------------------
David K. Downes               Executive Vice President, Chief Operating Officer, Chief Financial Officer
                              and Director of Delaware Management Company, Inc., DMH Corp, Delaware
                              Distributors, Inc., Founders Holdings, Inc. and Delaware International
                              Holdings Ltd.; Executive Vice President, Chief Operating Officer and Chief
                              Financial Officer of the Registrant and each of the other funds in the
                              Delaware Group, Delaware Management Holdings, Inc., Founders CBO
                              Corporation, Delaware Capital Management, Inc. and Delaware Distributors,
                              L.P.;  President, Chief Executive Officer, Chief Financial Officer and Director
                              of Delaware Service Company, Inc.; Chairman, Chief Executive Officer and
                              Director of Delaware Investment & Retirement Services, Inc.; Chairman and
                              Director of  Delaware Management Trust Company; and Director of
                              Delaware International Advisers Ltd.

                              Chief Executive Officer and Director of Forewarn, Inc. since 1993, 8 Clayton
                              Place, Newtown Square, PA

George M.                     Senior Vice President, General Counsel, Secretary and Director of
Chamberlain, Jr.              Delaware Management Company, Inc., DMH Corp., Delaware Distributors,
                              Inc., Delaware Service Company, Inc., Founders Holdings, Inc., Delaware Capital
                              Management, Inc. and Delaware Investment & Retirement Services, Inc.; Senior
                              Vice President, Secretary and General Counsel of the Registrant, each of the other funds in the Delaware Group, Delaware Distributors, L.P. and Delaware
                              Management Holdings, Inc.; Executive Vice President, Secretary, General Counsel
                              and Director of Delaware Management Trust Company; Secretary and Director of
                              Delaware International Holdings Ltd.; and Director of Delaware International
                              Advisers Ltd.




*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principle            Positions and Offices with the Manager and its
Business Address *            Affiliates and Other Positions and Offices Held
------------------            ------------------------------------------------
Richard J. Flannery           Senior Vice President/Corporate and International Affairs of the Registrant,
                              each of the other funds in the Delaware Group, Delaware Management
                              Holdings, Inc., DMH Corp., Delaware Management Company, Inc.,
                              Delaware Distributors, Inc., Delaware Distributors, L.P., Delaware
                              Management Trust Company, Delaware Capital Management, Inc.,
                              Delaware Service Company, Inc. and Delaware Investment & Retirement
                              Services, Inc.;  Senior Vice President/ Corporate and International Affairs
                              and Director of Founders Holdings, Inc. and Delaware International
                              Holdings Ltd.; Senior Vice President of Founders CBO Corporation; and
                              Director of Delaware International Advisers Ltd.

                              Director, HYPPCO Finance Company Ltd.

                              Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd.,
                              Elverton, PA; Director and Member of Executive Committee of Stonewall
                              Links, Inc. since 1991, Bulltown Rd., Elverton, PA

Michael P. Bishof             Senior Vice President and Treasurer of the Registrant, each of the other funds in the Delaware Group, Delaware Distributors, Inc. and Founders
                              Holdings, Inc.; Senior Vice President/Investment Accounting of Delaware
                              Management Company, Inc. and Delaware Service Company, Inc.; Senior
                              Vice President and Treasurer/ Manager, Investment Accounting of
                              Delaware Distributors, L.P.; Assistant Treasurer of Founders CBO
                              Corporation; and Senior Vice President and Manager of Investment
                              Accounting of Delaware International Holdings Ltd.



* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principle            Positions and Offices with the Manager and its
Business Address *            Affiliates and Other Positions and Offices Held
------------------            -----------------------------------------------
Joseph H. Hastings            Senior Vice President/Corporate Controller and Treasurer of Delaware
                              Management Holdings, Inc., DMH Corp., Delaware Management
                              Company, Inc., Delaware Distributors, Inc., Delaware Capital Management,
                              Inc., Delaware Distributors, L.P., Delaware Service Company, Inc. and
                              Delaware International Holdings Ltd.;  Senior Vice President/Corporate
                              Controller of the Registrant, each of the other funds in the Delaware Group and Founders Holdings, Inc.;  Executive Vice President, Chief Financial
                              Officer and Treasurer of Delaware Management Trust Company; Chief
                              Financial Officer and Treasurer of Delaware Investment & Retirement
                              Services, Inc.; and Senior Vice President/Assistant Treasurer of Founders
                              CBO Corporation

Michael T. Taggart            Senior Vice President/Facilities Management and Administrative Services
                              of Delaware Management Company, Inc.

Douglas L. Anderson           Senior Vice President/Operations of Delaware Management Company, Inc.,
                              Delaware Investment and Retirement Services, Inc. and Delaware Service
                              Company, Inc.; Senior Vice President/ Operations and Director of Delaware
                              Management Trust Company

James L. Shields              Senior Vice President/Chief Information Officer of Delaware Management
                              Company, Inc., Delaware Service Company, Inc. and Delaware Investment
                              & Retirement Services, Inc.

Eric E. Miller                Vice President, Assistant Secretary and Deputy General Counsel of the Registrant
                              and each of the other funds in the Delaware Group, Delaware Management Company,
                              Inc., Delaware Management Holdings, Inc., DMH Corp., Delaware Distributors,
                              L.P., Delaware Distributors Inc., Delaware Service Company, Inc., Delaware
                              Management Trust Company, Founders Holdings, Inc., Delaware Capital Management,
                              Inc. and Delaware Investment & Retirement Services, Inc.




* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principle            Positions and Offices with the Manager and its
Business Address *            Affiliates and Other Positions and Offices Held
------------------            -----------------------------------------------
Richelle S. Maestro           Vice President and Assistant Secretary of Delaware Management Company,
                              Inc., the Registrant, each of the other funds in the Delaware Group,
                              Delaware Management Holdings, Inc., Delaware Distributors, L.P.,
                              Delaware Distributors, Inc., Delaware Service Company, Inc., DMH Corp.,
                              Delaware Management Trust Company, Delaware Capital Management,
                              Inc., Delaware Investment & Retirement Services, Inc. and Founders
                              Holdings, Inc.; Secretary of Founders CBO Corporation; and Assistant
                              Secretary of Delaware International Holdings Ltd.

                              Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane, Philadelphia, PA

Richard Salus(1)              Vice President/Assistant Controller of Delaware Management Company,
                              Inc. and Delaware Management Trust Company

Bruce A. Ulmer                Vice President/Director of LNC Internal Audit of Delaware Management Company,
                              Inc., the Registrant, each of the other funds in the Delaware Group, Delaware
                              Management Holdings, Inc., DMH Corp., Delaware Management Trust Company and
                              Delaware Investment & Retirement Services, Inc.

Steven T. Lampe(2)            Vice President/Taxation of Delaware Management Company, Inc., the
                              Registrant, each of the other funds in the Delaware Group, Delaware
                              Management Holdings, Inc., DMH Corp., Delaware Distributors, L.P.,
                              Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware
                              Management Trust Company, Founders Holdings, Inc., Founders CBO
                              Corporation, Delaware Capital Management, Inc. and Delaware Investment
                              & Retirement Services, Inc.

Christopher Adams(3)          Vice President/Strategic Planning of Delaware Management Company, Inc.
                              and Delaware Service Company, Inc.

Susan L. Hanson               Vice President/Strategic Planning of Delaware Management Company, Inc.
                              and Delaware Service Company, Inc.


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principle            Positions and Offices with the Manager and its
Business Address *            Affiliates and Other Positions and Offices Held
------------------            -----------------------------------------------
Dennis J. Mara(4)             Vice President/Acquisitions of Delaware Management Company, Inc.

Scott Metzger                 Vice President/Business Development of Delaware Management Company, Inc. and
                              Delaware Service Company, Inc.

Lisa O. Brinkley              Vice President/Compliance of Delaware Management Company, Inc., the Registrant,
                              each of the other funds in the Delaware Group, DMH Corp., Delaware Distributors,
                              L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware
                              Management Trust Company, Delaware Capital Management, Inc. and Delaware
                              Investment & Retirement Services, Inc.

Rosemary E. Milner            Vice President/Legal Registrations of Delaware Management Company,
                              Inc., the Registrant, each of the other funds in the Delaware Group,
                              Delaware Distributors, L.P. and Delaware Distributors, Inc.

Gerald T. Nichols             Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                              the Registrant, each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Group; Vice President of Founders Holdings,
                              Inc.; and Treasurer, Assistant Secretary and Director of Founders CBO
                              Corporation

Paul A. Matlack               Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                              the Registrant, each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Group; Vice President of Founders Holdings,
                              Inc.; and President and Director of Founders CBO Corporation.

Gary A. Reed                  Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                              the Registrant, each of the tax-exempt funds and the fixed income funds in the
                              Delaware Group and Delaware Capital Management, Inc.



* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principle            Positions and Offices with the Manager and its
Business Address *            Affiliates and Other Positions and Offices Held
------------------            -----------------------------------------------
Patrick P. Coyne              Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                              the Registrant, each of the tax-exempt funds and the fixed income funds in the
                              Delaware Group and Delaware Capital Management, Inc.

Roger A. Early                Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                              the Registrant, each of the tax-exempt funds and the fixed income funds in the
                              Delaware Group

Mitchell L. Conery(5)         Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                              the Registrant and each of the tax-exempt and fixed income funds in the Delaware
                              Group


Name and Principle            Positions and Offices with the Manager and its
Business Address *            Affiliates and Other Positions and Offices Held
------------------            -----------------------------------------------
George H. Burwell             Vice President/Senior Portfolio Manager of Delaware Management
                              Company, Inc. and each of the equity funds in the Delaware Group

John B. Fields                Vice President/Senior Portfolio Manager of Delaware Management
                              Company, Inc. and each of the equity funds in the Delaware Group and
                              Delaware Capital Management, Inc.

Gerald S. Frey(6)             Vice President/Senior Portfolio Manager of Delaware Management
                              Company, Inc., the Registrant and each of the equity funds in the Delaware
                              Group

Christopher Beck              Vice President/Senior Portfolio Manager of Delaware Management
                              Company, Inc. and each of the equity funds in the Delaware Group

Elizabeth H. Howell(7)        Vice President/Senior Portfolio Manager of Delaware Management
                              Company, Inc. and the Registrant

Chrisopher Beck               Vice President/Senior Portfolio Manager of Delaware Management
                              Company, Inc.

Andrew M.                     Vice President/Senior Portfolio Manager of Delaware Management
McCullagh, Jr.(8)             Company, Inc.

* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principle            Positions and Offices with the Manager and its
Business Address *            Affiliates and Other Positions and Offices Held
------------------            -----------------------------------------------
Paul Grillo                   Vice President/Portfolio Manager of Delaware Management Company, Inc., the
                              Registrant and each of the tax-exempt and fixed income funds in the Delaware
                              Group

William H. Miller             Vice President/Assistant Portfolio Manager of Delaware Management Company, Inc.
                              and the Registrant


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

------------------------------
(1)   SENIOR MANAGER, Ernst & Young LLP prior to December 1996.
(2)   TAX MANAGER, Price Waterhouse prior to October 1995.
(3)   SENIOR ASSOCIATE, FAS, Coopers & Lybrand LLP prior to October 1995.
(4) CORPORATE CONTROLLER, IIS prior to July 1997 and DIRECTOR, FINANCIAL PLANNING, Decision One prior to March 1996.
(5)   INVESTMENT OFFICER, Travelers Insurance prior to January 1997.
(6)   SENIOR DIRECTOR, Morgan Grenfell Capital Management prior to June 1996.
(7)   SENIOR PORTFOLIO MANAGER, Voyageur Fund Managers, Inc. prior to May 1997.
(8)   SENIOR PORTFOLIO MANAGER, Voyageur Asset Management, LLC prior to April
      1997.

Item 29. Principal Underwriters.

     (a) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Group.
     (b) Information with respect to each director, officer or partner of principal underwriter:

Name and Principal                    Positions and Offices                        Positions and Offices
Business Address *                    with Underwriter                             with Registrant
------------------                    ---------------------                        ---------------------
Delaware Distributors, Inc.           General Partner                              None

Delaware Management
Company, Inc.                         Limited Partner                              Investment Manager

Delaware Capital
Management, Inc.                      Limited Partner                              None

Bruce D. Barton                       President and Chief Executive                None
                                      Officer

*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principal                    Positions and Offices                        Positions and Offices
Business Address *                    with Underwriter                             with Registrant
------------------                    ---------------------                        ---------------------
David K. Downes                       Senior Vice President/                       Executive Vice President/
                                      Chief Administrative Officer/                Chief Operating Officer/
                                      Chief Financial Officer                      Chief Financial Officer

George M. Chamberlain, Jr.            Senior Vice President/Secretary/             Senior Vice President/
                                      General Counsel                              Secretary/General Counsel

Terrence P. Cunningham                Senior Vice President/Financial              None
                                      Institutions

Thomas E. Sawyer                      Senior Vice President/                       None
                                      National Sales Director

Dana B. Hall                          Senior Vice President/Key Accounts           None

Mac McAuliffe                         Senior Vice President/Sales                  None
                                      Manager, Western Division

William F. Hostler                    Senior Vice President/Marketing              None
                                      Services

J. Chris Meyer                        Senior Vice President/                       None
                                      Director Product Management

Stephen H. Slack                      Senior Vice President/Wholesaler             None

William M. Kimbrough                  Senior Vice President/Wholesaler             None

Daniel J. Brooks                      Senior Vice President/Wholesaler             None

Richard J. Flannery                   Senior Vice President/Corporate              Senior Vice President/
                                      and International Affairs                    Corporate and
                                                                                   International Affairs

Bradley L. Kolstoe                    Senior Vice President/Western                None
                                      Division Sales Manager


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principal                    Positions and Offices                        Positions and Offices
Business Address *                    with Underwriter                             with Registrant
------------------                    ---------------------                        ---------------------
Henry W. Orvin                        Senior Vice President/Eastern                None
                                      Division Sales Manager - Wire/
                                      Regional Channel

Michael P. Bishof                     Senior Vice President and Treasurer/         Senior Vice
                                      Manager, Investment Accounting               President/Treasurer

Eric E. Miller                        Vice President/Assistant Secretary/          Vice President/Assistant
                                      Deputy General Counsel                       Secretary/Deputy General
                                                                                   Counsel

Richelle S. Maestro                   Vice President/Assistant Secretary           Vice President/Assistant
                                                                                   Secretary

Steven T. Lampe                       Vice President/Taxation                      Vice President/Taxation

Joseph H. Hastings                    Vice President/Corporate                     Senior Vice President/
                                      Controller & Treasurer                       Corporate Controller

Lisa O. Brinkley                      Vice President/Compliance                    Vice President/
                                      Compliance

Rosemary E. Milner                    Vice President/Legal Registrations           Vice President/Legal
                                      Registrations

Daniel H. Carlson                     Vice President/Strategic Marketing           None

Diane M. Anderson                     Vice President/Plan Record Keeping           None
                                      and Administration

Anthony J. Scalia                     Vice President/Defined Contribution          None
                                      Sales, SW Territory

Courtney S. West                      Vice President/Defined Contribution          None
                                      Sales, NE Territory

Denise F. Guerriere                   Vice President/Client Services               None


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principal                    Positions and Offices                        Positions and Offices
Business Address *                    with Underwriter                             with Registrant
------------------                    ---------------------                        ---------------------
Gordon E. Searles                     Vice President/Client Services               None

Julia R. Vander Els                   Vice President/Participant Services          None

Jerome J. Alrutz                      Vice President/Retail Sales                  None

Joanne A. Mettenheimer                Vice President/New Business                  None
                                      Development

Scott Metzger                         Vice President/Business Development          Vice President/Business
                                      Development

Stephen C. Hall                       Vice President/Institutional Sales           None

Gregory J. McMillan                   Vice President/ National Accounts            None

Christopher H. Price                  Vice President/Manager, Insurance            None

Stephen J. DeAngelis                  Vice President/Product Development           None

Zina DeVassal                         Vice President/Financial Institutions        None

Andrew W. Whitaker                    Vice President/Financial Institutions        None

Jesse Emery                           Vice President/ Marketing                    None
                                      Communications

Darryl S. Grayson                     Vice President, Broker/Dealer                None
                                      Internal Sales

Susan T. Friestedt                    Vice President/Client Service                None

Dinah J. Huntoon                      Vice President/Product                       None
                                      Manager Equity

Soohee Lee                            Vice President/Fixed Income                  None
                                      Product Management


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principal                    Positions and Offices                        Positions and Offices
Business Address *                    with Underwriter                             with Registrant
------------------                    ---------------------                        ---------------------
Michael J. Woods                      Vice President/UIT Product                   None
                                      Management

Ellen M. Krott                        Vice President/Marketing                     None

Dale L. Kurtz                         Vice President/Marketing Support             None

Holly W. Reimel                       Vice President/Manager, Key Accounts         None

David P. Anderson                     Vice President/Wholesaler                    None

Lee D. Beck                           Vice President/Wholesaler                    None

Gabriella Bercze                      Vice President/Wholesaler                    None

Terrence L. Bussard                   Vice President/Wholesaler                    None

William S. Carroll                    Vice President/Wholesaler                    None

William L. Castetter                  Vice President/Wholesaler                    None

Thomas J. Chadie                      Vice President/Wholesaler                    None

Thomas C. Gallagher                   Vice President/Wholesaler                    None

Douglas R. Glennon                    Vice President/Wholesaler                    None

Ronald A. Haimowitz                   Vice President/Wholesaler                    None

Christopher L. Johnston               Vice President/Wholesaler                    None

Michael P. Jordan                     Vice President/Wholesaler                    None

Jeffrey A. Keinert                    Vice President/Wholesaler                    None

Thomas P. Kennett                     Vice President/Wholesaler                   None


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principal                    Positions and Offices                        Positions and Offices
Business Address *                    with Underwriter                             with Registrant
------------------                    ---------------------                        ---------------------
Debbie A. Marler                      Vice President/Wholesaler                    None

Nathan W. Medin                       Vice President/Wholesaler                    None

Roger J. Miller                       Vice President/Wholesaler                    None

Patrick L. Murphy                     Vice President/Wholesaler                    None

Stephen C. Nell                       Vice President/Wholesaler                    None

Julia A. Nye                          Vice President/Wholesaler                    None

Joseph T. Owczarek                    Vice President/Wholesaler                    None

Mary Ellen Pernice-Fadden             Vice President/Wholesaler                    None

Mark A. Pletts                        Vice President/Wholesaler                    None

Philip G. Rickards                    Vice President/Wholesaler                    None

Laura E. Roman                        Vice President/Wholesaler                    None

Linda Schulz                          Vice President/Wholesaler                    None

Edward B. Sheridan                    Vice President/Wholesaler                    None

Robert E. Stansbury                   Vice President/Wholesaler                    None

Julia A. Stanton                      Vice President/Wholesaler                    None

Larry D. Stone                        Vice President/Wholesaler                    None

Edward J. Wagner                      Vice President/Wholesaler                    None

Wayne W. Wagner                       Vice President/Wholesaler                    None


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principal                    Positions and Offices                        Positions and Offices
Business Address *                    with Underwriter                             with Registrant
------------------                    ---------------------                        ---------------------
Scott Whitehouse                      Vice President/Wholesaler                    None

John A. Wells                         Vice President/Marketing Technology          None

* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

    (c)  Not Applicable.

Item 30. Location of Accounts and Records.

         All accounts and records are maintained in Philadelphia at 1818 Market Street, Philadelphia, PA 19103 or One Commerce Square, Philadelphia, PA 19103 or 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.

Item 31. Management Services. None.

Item 32. Undertakings.

         (a) Not Applicable.

         (b) Not Applicable.

         (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

         (d) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia, Commonwealth of Pennsylvania on this 26th day of August, 1997.

                                                  VOYAGEUR MUTUAL FUNDS, INC.

                                                By /s/ Wayne A. Stork
                                                  ------------------------------
                                                       Wayne A. Stork
                                               Chairman of the Board, President,
                                            Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

                    Signature                                     Title                                      Date
---------------------------------------             ---------------------------------                  ---------------
                                                    Chairman of the Board, President,
/s/ Wayne A. Stork                                  Chief Executive Officer and Director               August 26, 1997
---------------------------------------
Wayne A. Stork
                                                    Executive Vice President/Chief Operating
                                                    Officer/Chief Financial Officer
                                                    (Principal Financial Officer and
/s/ David K. Downes                                 Principal Accounting Officer)                     August 26, 1997
---------------------------------------
David K. Downes

/s/Walter P. Babich                   *             Director                                          August 26, 1997
---------------------------------------
Walter P. Babich

/s/Anthony D. Knerr                   *             Director                                          August 26, 1997
---------------------------------------
Anthony D. Knerr

/s/Ann R. Leven                       *             Director                                          August 26, 1997
---------------------------------------
Ann R. Leven

/s/ W. Thacher Longstreth             *             Director                                          August 26, 1997
---------------------------------------
W. Thacher Longstreth

/s/Thomas F. Madison                  *             Director                                          August 26, 1997
---------------------------------------
Thomas F. Madison

/s/Jeffrey J. Nick                    *             Director                                          August 26, 1997
---------------------------------------
Jeffrey J. Nick

/s/Charles E. Peck                    *             Director                                          August 26, 1997
---------------------------------------
Charles E. Peck

                             *By /s/ Wayne A. Stork
                                ------------------------
                                 Wayne A. Stork
                             as Attorney-in-Fact for
                          each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



















                                    Exhibits

                                       to

                                    Form N-1A










             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS

Exhibit No.             Exhibit
-----------             -------
EX-99.B5A               Investment Management Agreement (April 30, 1997) between Voyageur Fund
                        Managers, Inc. and the Registrant on behalf of Tax-Free New York Fund and
                        National High Yield Municipal Bond Fund

EX-99.B5B               Investment Management Agreement (April 30, 1997) between Voyageur Fund
                        Managers, Inc. and the Registrant on behalf of Minnesota High Yield Municipal
                        Bond Fund,Tax-Free Iowa Fund, Tax-Free Wisconsin Fund, Tax-Free Idaho
                        Fund, Tax-Free Arizona Fund and Tax-Free California Fund

EX-99.B6AI              Proposed Distribution Agreement (1997) between Delaware Distributors, L.P. and the Registrant on behalf of each Fund.

EX-99.B6B               Form of Administration and Service Agreement (as amended November,
(Module Name            1995)
ADMIN_SER_AGREE)

EX-99.B6C               Dealer's Agreement (as amended November, 1995)
(Module Name
DEALERS_AGREE)

EX-99.B6D               Mutual Fund Agreement for the Delaware Group of Funds (as amended
(Module Name            November, 1995)
MUTUAL_FUND_AGR)

EX-99.B9A               Shareholder Services Agreement (1997) between Delaware Service
(Module Name            Company, Inc. and the Registrant on behalf of each Fund
SH_SVC_AGT)

EX-99.B9B               Executed Fund Accounting Agreement (August 19, 1996) between
(Module Name            Delaware Service Company, Inc. and the Registrant on behalf of each Fund
FUND_ACCT_AGT)

EX-99.B9BI              Executed Amendment No. 1 (September 30, 1996) to Schedule A to Delaware
                        Group of Funds Fund Accounting Agreement

EX-99.B9BII             Executed Amendment No. 2 (November 30, 1996) to Schedule A to Delaware
                        Group of Funds Fund Accounting Agreement

EX-99.B9BIII            Executed Amendment No. 3 (December 27, 1996) to Schedule A to Delaware
                        Group of Funds Fund Accounting Agreement


                                INDEX TO EXHIBITS
                                   (CONTINUED)


Exhibit No.             Exhibit
-----------             -------
EX-99.B9BIV             Executed Amendment No. 4 (February 24, 1997) to Schedule A to Delaware
                        Group of Funds Fund Accounting Agreement

EX-99.B9BV              Executed Amendment No. 4A (April 14, 1997) to Schedule A to Delaware Group
                        of Funds Fund Accounting Agreement

EX-99.B9BVI             Executed Amendment No. 5 (May 1, 1997) to Schedule A to Delaware Group of
                        Funds Fund Accounting Agreement

EX-99.B9BVII            Executed Amendment No. 6 (July 21, 1997) to Schedule A to Delaware Group of
                        Funds Fund Accounting Agreement

EX-99.B11               Consents of Auditors

EX-99.B18               Rule 18f-3 Plan

EX-99.B19               Directors' Power of Attorney